UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-04015
Eaton Vance Mutual Funds Trust
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, MA 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, MA 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
October 31
Date of Fiscal Year End
October 31, 2011
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance U.S. Government Money Market Fund Annual Report October 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2011
Eaton Vance
U.S. Government Money Market Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Fund Expenses	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	18

Federal Tax Information	19

Management and Organization	20

Important Notices	22

Eaton Vance
U.S. Government Money Market Fund
October 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
U.S. government securities generated solid gains for the 12 months ending October 31, 2011, helped primarily by strong second-half results that stemmed primarily from a global flight to quality assets and accommodative monetary policies.
Although the interest-rate backdrop remained favorable throughout the entire year as the Federal Reserve Board (the Fed) held policy rates between 0.00% and 0.25%, U.S. government securities languished during much of the first half of the period. At that time, improved economic data and rising commodity prices suggested growing inflation pressures and triggered worries about imminent interest-rate hikes. These developments prompted many investors to shun U.S. government securities and seek opportunities among riskier asset classes.
In the second half of the period, the investment backdrop became increasingly more favorable for U.S. government securities. Initially, global economic growth showed signs of decelerating, which raised the odds of a U.S. recession, tempered investors’ worries about rising interest-rates and inflation, and fueled their appetite for investments that historically had provided safe havens amid periods of economic and market uncertainty. Meanwhile, new accommodative policies from the Fed aimed at keeping interest rates low also bolstered demand for U.S. government-backed investments. In August, the Fed stated its plan to keep policy rates at or near zero until at least mid-2013. At its next meeting in September, the Fed announced further monetary stimulus with its maturity extension program. Dubbed “Operation Twist,” this program involved the central bank’s swapping its short-term holdings for longer-term Treasury bonds. Against this already favorable backdrop for high-quality fixed-income securities, investor demand further intensified in late summer, despite the contentious tone of the debate to increase the U.S. debt ceiling and Standard & Poor’s resultant decision to downgrade the country’s long-term credit rating. Investors flocked to high-quality U.S. government bonds in August and September amid deepening financial stress in Europe, slowing worldwide economic activity and severe global equity markets volatility.
Fund Performance
For the fiscal year ending October 31, 2011, Eaton Vance U.S. Government Money Market Fund’s Class A shares at net asset value (NAV) had a total return of 0.00%. At period end, the fund’s annualized seven-day yield was 0.00%.
Neither the fund nor its peers had much opportunity to add yield, as short-term interest rates remained near zero throughout the year. To avoid a net negative yield or investment loss, the fund’s investment manager voluntarily reimbursed or waived a portion of the fund’s expenses during the 12-month period.
Short-term yields were pressured by the Fed’s announcement in August that it planned to keep the federal funds rate, a key overnight lending target, near zero until 2013. Increased demand for overnight and seven-day paper from money market fund managers focused on ensuring liquidity also pushed interest rates lower. For most of the period, the supply of short-maturity government paper contracted, as issuers locked in low rates with longer-maturity obligations. The supply of short coupon (or interest-bearing) Treasuries, however, increased in September after the introduction of Operation Twist. Under this program, the Fed started selling short-maturity Treasuries, causing short-term yields to move higher, and buying longer-maturity Treasuries to help drive down long-term rates.
The portfolio was heavily concentrated in short-term U.S. government agency obligations, which offered a slight yield advantage over comparable-maturity Treasuries. To boost liquidity, we favored agency discount notes over coupon agency notes. Within the Treasury sector, our focus for most of the year was on Treasury bills. Treasury yields crept higher shortly before the debt ceiling deadline, but demand for U.S. government debt eventually pushed yields lower. Late in the fiscal year, our Treasury focus shifted to coupon issues, whose yields had increased in the wake of Operation Twist.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
U.S. Government Money Market Fund
October 31, 2011
Performance2

Portfolio Managers Thomas H. Luster, CFA; Maria Cappellano

					Since
% Average Annual Total Returns	Inception Date	1 Year	5 Years	10 Years	Inception

Class A at NAV	1/27/1975	0.00%	1.59%	1.63%	—
Class B at NAV	12/7/2009	0.00	—	—	0.00
Class B at 5% Maximum Sales Charge	—	-5.00	—	—	-2.65
Class C at NAV	12/7/2009	0.00	—	—	0.00
Class C at 1% Maximum Sales Charge	—	-1.00	—	—	0.00

7-Day SEC Yield[3]			Class A	Class B	Class C

			0.00%	0.00%	0.00%

Total Annual Operating Expense Ratios[4]			Class A	Class B	Class C

			0.70%	1.60%	1.60%
Fund Profile

Asset Allocation (% of net assets)

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
U.S. Government Money Market Fund
October 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[3]	7-Day SEC Yield is annualized net investment income per share ended on the date shown. Yields are historical, will fluctuate and can more closely reflect the current earnings of a fund than the total return quotation. Absent an expense waiver by the investment adviser, the returns would be lower. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency.

[4]	Source: Fund prospectus.

Fund profile subject to change due to active management.

4

Eaton Vance
U.S. Government Money Market Fund

October 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 – October 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid		Annualized
	Account Value	Account Value	During Period*		Expense
	(5/1/11)	(10/31/11)	(5/1/11 – 10/31/11)		Ratio

Actual
Class A	$1,000.00	$1,000.00	$0.40	**	0.08%
Class B	$1,000.00	$1,000.00	$0.30	**	0.06%
Class C	$1,000.00	$1,000.00	$0.45	**	0.09%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,024.80	$0.41	**	0.08%
Class B	$1,000.00	$1,024.90	$0.31	**	0.06%
Class C	$1,000.00	$1,024.80	$0.46	**	0.09%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2011.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

5

Eaton Vance
U.S. Government Money Market Fund

October 31, 2011

Portfolio of Investments

U.S. Government Agency Obligations — 83.7%

	Principal
	Amount
Security	(000’s omitted)	Value

Federal Home Loan Bank:
0.29%, 12/16/11(1)	$550	$550,041
0.14%, 7/18/12(1)	10,000	9,999,278
0.33%, 8/8/12	990	990,000
0.18%, 9/19/12(1)	2,500	2,499,777
0.30%, 10/26/12	500	499,852
Discount Note, 0.005%, 11/4/11	10,000	9,999,996
Discount Note, 0.03%, 11/4/11	4,878	4,877,988
Discount Note, 0.07%, 11/4/11	5,000	4,999,971
Discount Note, 0.015%, 11/16/11	1,430	1,429,991
Discount Note, 0.07%, 11/16/11	4,000	3,999,883
Discount Note, 0.025%, 11/18/11	6,888	6,887,919
Discount Note, 0.02%, 11/25/11	1,508	1,507,980
Discount Note, 0.04%, 12/2/11	1,500	1,499,948
Discount Note, 0.02%, 12/5/11	1,269	1,268,976
Discount Note, 0.06%, 12/7/11	1,000	999,940
Discount Note, 0.035%, 12/9/11	8,900	8,899,671
Discount Note, 0.11%, 12/16/11	15,000	14,997,937
Discount Note, 0.10%, 1/6/12	2,500	2,499,542
Discount Note, 0.105%, 1/18/12	2,500	2,499,431
Discount Note, 0.08%, 1/20/12	3,500	3,499,378
Discount Note, 0.09%, 1/25/12	3,500	3,499,256
Discount Note, 0.03%, 1/27/12	4,000	3,999,710
Discount Note, 0.09%, 2/15/12	7,500	7,498,013
Discount Note, 0.12%, 3/2/12	2,000	1,999,187

		$101,403,665

Federal Home Loan Mortgage Corp.:
0.22%, 11/7/11(1)	$1,000	$1,000,022
Discount Note, 0.06%, 11/1/11	3,000	3,000,000
Discount Note, 0.06%, 11/14/11	6,000	5,999,870
Discount Note, 0.04%, 11/15/11	3,050	3,049,953
Discount Note, 0.05%, 11/18/11	1,150	1,149,973
Discount Note, 0.01%, 11/21/11	9,306	9,305,948
Discount Note, 0.03%, 11/28/11	2,500	2,499,944
Discount Note, 0.06%, 11/29/11	6,800	6,799,683
Discount Note, 0.07%, 12/1/11	1,300	1,299,924
Discount Note, 0.055%, 12/5/11	7,500	7,499,610
Discount Note, 0.07%, 12/6/11	5,000	4,999,660
Discount Note, 0.06%, 12/8/11	1,000	999,938
Discount Note, 0.07%, 12/12/11	3,500	3,499,721
Discount Note, 0.025%, 12/27/11	4,110	4,109,840
Discount Note, 0.085%, 1/3/12	1,306	1,305,806
Discount Note, 0.08%, 1/9/12	5,000	4,999,233
Discount Note, 0.08%, 1/10/12	2,963	2,962,539
Discount Note, 0.09%, 1/17/12	2,000	1,999,615
Discount Note, 0.07%, 1/24/12	2,940	2,939,520
Discount Note, 0.07%, 2/6/12	2,050	2,049,613
Discount Note, 0.097%, 2/13/12	5,000	4,998,599

		$76,469,011

Federal National Mortgage Association:
0.32%, 9/13/12(1)	$2,500	$2,502,194
Discount Note, 0.07%, 11/2/11	4,900	4,899,990
Discount Note, 0.01%, 11/7/11	13,079	13,078,978
Discount Note, 0.02%, 11/7/11	3,000	2,999,990
Discount Note, 0.05%, 11/7/11	1,900	1,899,984
Discount Note, 0.05%, 11/28/11	5,000	4,999,813
Discount Note, 0.075%, 11/28/11	2,241	2,240,874
Discount Note, 0.095%, 11/30/11	15,000	14,998,852
Discount Note, 0.07%, 12/1/11	5,000	4,999,708
Discount Note, 0.08%, 12/14/11	2,500	2,499,761
Discount Note, 0.085%, 12/14/11	2,000	1,999,797
Discount Note, 0.03%, 1/11/12	3,000	2,999,823
Discount Note, 0.095%, 2/1/12	1,175	1,174,715
Discount Note, 0.065%, 2/29/12	2,800	2,799,393

		$64,093,872

Total U.S. Government Agency Obligations
(amortized cost $241,966,548)		$241,966,548

U.S. Treasury Obligations — 17.1%

	Principal
	Amount
Security	(000’s omitted)	Value

U.S. Treasury Bill, 0.005%, 12/29/11	$5,000	$4,999,920
U.S. Treasury Bill, 0.06%, 1/5/12	8,200	8,199,112
U.S. Treasury Bill, 0.015%, 2/2/12	5,000	4,999,806
U.S. Treasury Bill, 0.015%, 2/9/12	5,000	4,999,792
U.S. Treasury Bill, 0.038%, 3/8/12	312	311,958
U.S. Treasury Note, 1.00%, 3/31/12	4,500	4,517,592
U.S. Treasury Note, 1.375%, 4/15/12	4,000	4,023,460
U.S. Treasury Note, 1.00%, 4/30/12	4,680	4,701,467
U.S. Treasury Note, 0.75%, 5/31/12	5,000	5,018,918
U.S. Treasury Note, 0.625%, 6/30/12	2,750	2,759,562
U.S. Treasury Note, 0.625%, 7/31/12	2,500	2,509,264

See Notes to Financial Statements.
6

Eaton Vance
U.S. Government Money Market Fund

October 31, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

U.S. Treasury Note, 0.375%, 8/31/12	$760	$761,463
U.S. Treasury Note, 0.375%, 9/30/12	1,495	1,498,043

Total U.S. Treasury Obligations
(amortized cost $49,300,357)		$49,300,357

Total Investments — 100.8%
(amortized cost $291,266,905)(2)		$291,266,905

Other Assets, Less Liabilities — (0.8)%		$(2,302,932)

Net Assets — 100.0%		$288,963,973

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2011.

(2)	Cost for federal income taxes is the same.

See Notes to Financial Statements.
7

Eaton Vance
U.S. Government Money Market Fund

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Investments, at amortized cost	$291,266,905
Cash	89
Interest receivable	35,979
Receivable for Fund shares sold	534,994
Receivable from affiliate	45,667

Total assets	$291,883,634

Liabilities

Payable for Fund shares redeemed	$2,843,376
Distributions payable	3
Payable to affiliate:
Trustees’ fees	633
Accrued expenses	75,649

Total liabilities	$2,919,661

Net Assets	$288,963,973

Sources of Net Assets

Paid-in capital	$289,164,208
Accumulated net realized loss	(200,247)
Accumulated undistributed net investment income	12

Total	$288,963,973

Class A Shares

Net Assets	$234,966,467
Shares Outstanding*	235,201,426
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$1.00

Class B Shares

Net Assets	$23,791,196
Shares Outstanding*	23,790,132
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$1.00

Class C Shares

Net Assets	$30,206,310
Shares Outstanding*	30,205,604
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$1.00

*	Shares of beneficial interest have no par value and unlimited authorization.
**	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.
8

Eaton Vance
U.S. Government Money Market Fund

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Interest	$317,759

Total investment income	$317,759

Expenses

Investment adviser fee	$1,261,994
Distribution and service fees
Class B	247,794
Class C	175,010
Trustees’ fees and expenses	4,640
Custodian fee	132,105
Transfer and dividend disbursing agent fees	148,062
Legal and accounting services	26,417
Printing and postage	30,637
Registration fees	85,089
Miscellaneous	19,372

Total expenses	$2,131,120

Deduct —
Reduction of custodian fee	$328
Waiver of fees and reimbursement of expenses by affiliates	1,813,082

Total expense reductions	$1,813,410

Net expenses	$317,710

Net investment income	$49

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$3,533
Gain realized on the disposal of investments in violation of restrictions	618

Net realized gain	$4,151

Net increase in net assets from operations	$4,200

See Notes to Financial Statements.
9

Eaton Vance
U.S. Government Money Market Fund

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$49	$69
Net realized gain from investment transactions and disposal of investments in violation of restrictions	4,151	22,941

Net increase in net assets from operations	$4,200	$23,010

Distributions to shareholders —
From net investment income
Class A(1)	$(46)	$(54)
Class B	(2)	(12)
Class C	(1)	(3)

Total distributions to shareholders	$(49)	$(69)

Transactions in shares of beneficial interest at Net Asset Value of $1.00 per share —
Proceeds from sale of shares
Class A(1)	$672,606,538	$284,140,642
Class B	13,954,965	7,307,127
Class C	55,270,782	27,770,008
Net asset value of shares issued to shareholders in payment of distributions declared
Class A(1)	12	24
Class B	2	3
Class C	1	—
Cost of shares redeemed
Class A(1)	(563,042,896)	(358,197,528)
Class B	(17,453,441)	(21,513,671)
Class C	(35,394,321)	(17,440,866)
Net asset value of shares exchanged
Class A	7,990,708	12,859,509
Class B	(7,990,708)	(12,859,509)
Issued in connection with tax-free reorganization (see Note 9)
Class B	—	62,345,364

Net increase (decrease) in net assets from Fund share transactions	$125,941,642	$(15,588,897)

Net increase (decrease) in net assets	$125,945,793	$(15,565,956)

Net Assets

At beginning of year	$163,018,180	$178,584,136

At end of year	$288,963,973	$163,018,180

Accumulated undistributed net investment income included in net assets

At end of year	$12	$—

(1)	Effective December 7, 2009, the Fund commenced offering multiple classes of shares. Shares outstanding prior to that date were designated as Class A shares.

See Notes to Financial Statements.
10

Eaton Vance
U.S. Government Money Market Fund

October 31, 2011

Financial Highlights

	Class A(1)

	Year Ended October 31,
									Period Ended		Year Ended
	2011		2010		2009		2008		October 31, 2007(2)		December 31, 2006

Net asset value — Beginning of period	$1.000		$1.000		$1.000		$1.000		$1.000		$1.000

Income (Loss) From Operations

Net investment income(3)	$0.000	(4)	$0.000	(4)	$0.002		$0.030		$0.040		$0.043

Less Distributions

From net investment income	$(0.000	)(4)	$(0.000	)(4)	$(0.002)		$(0.030)		$(0.040)		$(0.043)
Tax return of capital	—		—		(0.000	)(4)	—		—		—

Total distributions	$(0.000)		$(0.000)		$(0.002)		$(0.030)		$(0.040)		$(0.043)

Net asset value — End of period	$1.000		$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(5)	0.00	%(6)(7)	0.00	%(6)	0.17%		3.02%		4.04	%(8)	4.40	%(9)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$234,966		$117,409		$178,584		$342,517		$174,122		$119,983
Ratios (as a percentage of average daily net assets):
Expenses(10)	0.13	%(11)	0.20	%(11)(12)	0.58	%(11)(12)	0.58	%(12)	0.62	%(12)(13)	0.75	%(12)
Net investment income	0.00	%(6)	0.00	%(6)	0.23%		2.90%		4.82	%(13)	4.32%

(1)	Effective December 7, 2009, the Fund commenced offering multiple classes of shares. Shares outstanding prior to that date were designated as Class A shares.
(2)	For the ten months ended October 31, 2007. The Fund changed its fiscal year-end from December 31 to October 31.
(3)	Computed using average shares outstanding.
(4)	Amount is less than $0.0005.
(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(6)	Amount is less than 0.005%.
(7)	During the year ended October 31, 2011, the Fund realized a gain on the disposal of investments which did not meet the Fund’s investment guidelines. The gain was less than $0.01 per share and had no effect on total return for the year ended October 31, 2011.
(8)	Not annualized.
(9)	During the year ended December 31, 2006, the investment adviser reimbursed the Fund, through its investment in the Portfolio, for net losses realized on the disposal of investments which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended December 31, 2006.
(10)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(11)	The investment adviser waived its investment adviser fee and reimbursed a portion of the Fund’s expenses and/or the investment adviser waived a portion of its investment adviser fee of the Portfolio during the period that the Fund invested in the Portfolio (equal to 0.55%, 0.50% and 0.18% of average daily net assets for the years ended October 31, 2011, 2010 and 2009, respectively). Absent this waiver and reimbursement, total return would have been lower.
(12)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period when the Fund was making investments directly in the Portfolio.
(13)	Annualized.

See Notes to Financial Statements.
11

Eaton Vance
U.S. Government Money Market Fund

October 31, 2011

Financial Highlights — continued

	Class B

	Year Ended		Period Ended
	October 31, 2011		October 31, 2010(1)

Net asset value — Beginning of period	$1.000		$1.000

Income (Loss) From Operations

Net investment income(2)	$0.000	(3)	$0.000	(3)

Less Distributions

From net investment income	$(0.000	)(3)	$(0.000	)(3)

Total distributions	$(0.000)		$(0.000)

Net asset value — End of period	$1.000		$1.000

Total Return(4)	0.00	%(5)(6)	0.00	%(5)(7)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$23,791		$35,280
Ratios (as a percentage of average daily net assets):
Expenses(8)	0.13	%(9)	0.20	%(9)(10)(11)
Net investment income	0.00	%(5)	0.00	%(5)(10)

(1)	For the period from commencement of operations, December 7, 2009, to October 31, 2010.
(2)	Computed using average shares outstanding.
(3)	Amount is less than $0.0005.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Amount is less than 0.005%.
(6)	During the year ended October 31, 2011, the Fund realized a gain on the disposal of investments which did not meet the Fund’s investment guidelines. The gain was less than $0.01 per share and had no effect on total return for the year ended October 31, 2011.
(7)	Not annualized.
(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(9)	The investment adviser waived its investment adviser fee and reimbursed a portion of the Fund’s expenses, the investment adviser waived a portion of its investment adviser fee of the Portfolio during the period that the Fund invested in the Portfolio, and/or the distributor waived its distribution and service fees (equal to 1.45% and 1.40% of average daily net assets for the year ended October 31, 2011 and the period ended October 31, 2010, respectively). Absent this waiver and reimbursement, total return would have been lower.
(10)	Annualized.
(11)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period when the Fund was making investments directly in the Portfolio.

See Notes to Financial Statements.
12

Eaton Vance
U.S. Government Money Market Fund

October 31, 2011

Financial Highlights — continued

	Class C

	Year Ended		Period Ended
	October 31, 2011		October 31, 2010(1)

Net asset value — Beginning of period	$1.000		$1.000

Income (Loss) From Operations

Net investment income(2)	$0.000	(3)	$0.000	(3)

Less Distributions

From net investment income	$(0.000	)(3)	$(0.000	)(3)

Total distributions	$(0.000)		$(0.000)

Net asset value — End of period	$1.000		$1.000

Total Return(4)	0.00	%(5)(6)	0.00	%(5)(7)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$30,206		$10,330
Ratios (as a percentage of average daily net assets):
Expenses(8)	0.13	%(9)	0.20	%(9)(10)(11)
Net investment income	0.00	%(5)	0.00	%(5)(10)

(1)	For the period from commencement of operations, December 7, 2009, to October 31, 2010.
(2)	Computed using average shares outstanding.
(3)	Amount is less than $0.0005.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Amount is less than 0.005%.
(6)	During the year ended October 31, 2011, the Fund realized a gain on the disposal of investments which did not meet the Fund’s investment guidelines. The gain was less than $0.01 per share and had no effect on total return for the year ended October 31, 2011.
(7)	Not annualized.
(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(9)	The investment adviser waived its investment adviser fee and reimbursed a portion of the Fund’s expenses, the investment adviser waived a portion of its investment adviser fee of the Portfolio during the period that the Fund invested in the Portfolio, and/or the distributor waived its distribution and service fees (equal to 1.45% and 1.40% of average daily net assets for the year ended October 31, 2011 and the period ended October 31, 2010, respectively). Absent this waiver and reimbursement, total return would have been lower.
(10)	Annualized.
(11)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period when the Fund was making investments directly in the Portfolio.

See Notes to Financial Statements.
13

Eaton Vance
U.S. Government Money Market Fund

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance U.S. Government Money Market Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide as high a rate of income as may be consistent with preservation of capital and maintenance of liquidity. Prior to February 27, 2010, the Fund invested all of its investable assets in interests in Cash Management Portfolio (the Portfolio), a New York trust managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), having the same investment objective and policies as the Fund. As of the close of business on February 26, 2010, the Fund received its pro rata share of cash and securities from the Portfolio as part of a complete liquidation of the Portfolio (see Note 9). As of March 1, 2010, the Fund invests directly in securities. The Fund offers three classes of shares. The Fund’s shares outstanding as of the close of business on December 4, 2010 and prior to the offering of additional share classes, were designated as Class A shares. Class A shares are sold at net asset value with no front-end sales charge. Class A (effective January 1, 2012), Class B and Class C shares are only offered in exchange for Class A, Class B and Class C shares, respectively, of other Eaton Vance funds. Class B and Class C shares are offered at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — The Fund generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 under the 1940 Act, pursuant to which the Fund must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, the Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Prior to February 27, 2010, the net investment income or loss consisted of the Fund’s pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

D Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $200,247 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016. In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2011. During the year ended October 31, 2011, a capital loss carryfoward of $4,151 was utilized to offset net realized gains by the Fund.

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust

14

Eaton Vance
U.S. Government Money Market Fund

October 31, 2011

Notes to Financial Statements — continued

contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2 Distributions to Shareholders

The net investment income of the Fund is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended October 31, 2011 and October 31, 2010 was as follows:

	Year Ended October 31,

	2011	2010

Distributions declared from:
Ordinary income	$49	$69

During the year ended October 31, 2011, accumulated undistributed net investment income was increased by $12 and paid-in capital was decreased by $12 due to differences between book and tax accounting, primarily for non-deductible expenses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$12
Capital loss carryforward	$(200,247)

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.50% of the Fund’s average daily net assets up to $1 billion and at reduced rates on net assets of $1 billion or more, and is payable monthly. For the year ended October 31, 2011, the Fund’s investment adviser fee amounted to $1,261,994 or 0.50% of the Fund’s average daily net assets. BMR has voluntarily undertaken to waive fees and reimburse expenses of the Fund to the extent necessary to maintain a yield of not less than zero. For the year ended October 31, 2011, BMR waived investment adviser fees and reimbursed expenses of the Fund of $1,390,278. The Fund’s distributor also waived its fees (see Note 4). EVM serves as the administrator of the Fund, but receives no compensation.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2011, EVM earned $10,084 in sub-transfer agent fees. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, also receives distribution and service fees from Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

15

Eaton Vance
U.S. Government Money Market Fund

October 31, 2011

Notes to Financial Statements — continued

4 Distribution Plans

The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. On issuance of Class B and Class C shares of the Fund in exchange for shares of an Eaton Vance fund, the respective class will assume a portion of the Uncovered Distribution Charges associated with the shares so exchanged. Uncovered Distribution Charges are generally equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by an Eaton Vance fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges. For the year ended October 31, 2011, the Fund accrued to EVD $206,498 and $145,842 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares, all of which were voluntarily waived by EVD. At October 31, 2011, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $17,342,000 and $3,532,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% of its average daily net assets attributable to that class. The Trustees approved service fee payments equal to 0.15% per annum of the Fund’s average daily net assets for Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees accrued for the year ended October 31, 2011 amounted to $41,296 and $29,168 for Class B and Class C shares, respectively, all of which were waived by EVD.

5 Contingent Deferred Sales Charges

Class B and Class C shares are subject to a contingent deferred sales charge (CDSC) at the original CDSC rate that such shares were subject to prior to their exchange into the Fund. A CDSC generally is imposed on redemptions of Class B shares made within four to six years of purchase, depending on the fund from which shares were exchanged, at declining rates that begin at 3% and 5%, respectively. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. Generally, the CDSC is based on the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended October 31, 2011, the Fund was informed that EVD received approximately $56,000 and $32,000 of CDSCs paid by Class B and Class C shareholders, respectively.

6 Purchases and Sales of Investments

Purchases and sales of investments, including maturities, for the year ended October 31, 2011 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$—	$6,615,000
U.S. Government and Agency Securities	2,004,891,976	1,873,458,636

	$2,004,891,976	$1,880,073,636

During the year ended October 31, 2011, the Fund realized a gain of $618 on the sale of securities that did not meet the Fund’s investment restrictions. The effect of the gain realized had no impact on total return.

7 Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $600 million ($450 million prior to September 12, 2011) unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% (0.10% prior to September 12, 2011) on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2011.

16

Eaton Vance
U.S. Government Money Market Fund

October 31, 2011

Notes to Financial Statements — continued

8 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

At October 31, 2011, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

U.S. Government Agency Obligations	$—	$241,966,548	$—	$241,966,548
U.S. Treasury Obligations	—	49,300,357	—	49,300,357

Total	$—	$291,266,905	$—	$291,266,905

The Fund held no investments or other financial instruments as of October 31, 2010 whose fair value was determined using Level 3 inputs. At October 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

9 Reorganization

As of the close of business on February 26, 2010, the Fund acquired the net assets of Eaton Vance Money Market Fund (Money Market Fund) pursuant to a plan of reorganization approved by the Trustees of the Trust. The acquisition was accomplished by a tax-free exchange of 62,345,364 shares of Class B of the Fund (valued at $62,345,364) for the same number of shares of the Money Market Fund, each outstanding on February 26, 2010. Money Market Fund’s investment in the Portfolio, with a fair value (and identified cost) of $62,450,436 was the principal asset acquired by the Fund. The aggregate net assets of the Fund immediately before the acquisition were $156,915,818. The net assets of Money Market Fund at that date of $62,345,364 were combined with those of the Fund, resulting in combined net assets of $219,261,182.

Assuming the acquisition had been completed on November 1, 2009, the beginning of the Fund’s annual reporting period, the Fund’s pro forma results of operations for the year ended October 31, 2010 are as follows:

Net investment loss	$(9,257)
Net realized gains	$32,262
Net increase in net assets from operations	$23,005

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Money Market Fund since February 27, 2010.

17

Eaton Vance
U.S. Government Money Market Fund

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance U.S. Government Money Market Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance U.S. Government Money Market Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from January 1, 2007, to October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2006 was audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 21, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance U.S. Government Money Market Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the period from January 1, 2007, to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 19, 2011

18

Eaton Vance
U.S. Government Money Market Fund

October 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

19

Eaton Vance
U.S. Government Money Market Fund

October 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
	with the		Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

20

Eaton Vance
U.S. Government Money Market Fund

October 31, 2011

Management and Organization — continued

Position(s)
	with the		Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
	with the	Length of	Principal Occupation(s)
Name and Year of Birth	Trust	Service	During Past Five Years

Duncan W. Richardson 1957	President	Since 2011(2)	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	Prior to 2011, Mr. Richardson was Vice President of the Trust since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

21

Eaton Vance
U.S. Government Money Market Fund

October 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

22

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Investment Adviser
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

131-12/11	MMSRC

Eaton Vance Tax-Managed Equity Asset Allocation Fund Annual Report October 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2011
Eaton Vance
Tax-Managed Equity Asset Allocation Fund

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	18
Federal Tax Information	19
Management and Organization	20
Important Notices	22

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
Despite increased global markets volatility, U.S. equity markets posted solid results for the 12 months ending October 31, 2011, with strong early- and late-period gains more than offsetting steep mid-period losses.
In the initial months of the period, investor sentiment for U.S. equities was high as U.S. economic conditions reaccelerated and corporate earnings results generally beat expectations. During this time frame, U.S. stocks registered broad-based gains.
By early spring 2011, U.S. stock returns began to moderate, faltering as global economic growth decelerated and U.S. corporate profit growth slowed. Other negatives included ongoing worries about the European debt crisis and deliberations in Washington about raising the U.S. debt ceiling.
From July through September, U.S. stocks registered broad-based and steep declines when the eurozone’s distress worsened and global economic activity further decelerated. Investor confidence also was eroded by the inability of policymakers to grapple with sovereign debt issues—from the eurozone’s indecision on Greece to the U.S. lawmakers’ handling of the debt ceiling debate and Standard & Poor’s resulting decision to downgrade the country’s long-term credit rating. In the final month of the period, U.S. stocks rallied strongly. Investors were encouraged by Europe’s plan to combat Greece’s debt problems, expand a bailout fund and recapitalize the region’s banks. Additionally, fresh economic data indicated that the U.S. economy may not be poised to move back into recession.
For the 12-month period ending October 31, 2011, the S&P 500 Index2 gained 8.09%, the Dow Jones Industrial Average rose 10.39% and the NASDAQ Composite Index was up 8.10%. Growth stocks outperformed value stocks across large and small market capitalizations, and large-cap stocks outpaced their mid- and small-cap counterparts
Fund Performance
For the fiscal year ending October 31, 2011, Eaton Vance Tax-Managed Equity Asset Allocation Fund’s Class A shares at net asset value (NAV) had a total return of 3.61%. By comparison, the Fund’s benchmark, the Russell 3000 Index (the Index), gained 7.90% during the period. The Fund’s performance is a function of the performance of the underlying Portfolios in which it invests, as well as its allocation among these Portfolios.
Although the Fund’s international equity allocation was reduced in April 2011, its still-significant weighting relative to the Index, which has no international stock exposure, detracted from relative performance. International stocks, as measured by the MSCI Europe, Australasia Far East (EAFE) Index, significantly underperformed their U.S. counterparts, as measured by the Index, for the year. The Fund’s overweighting versus the Index in large-cap value stocks also detracted from relative performance.
Conversely, the Fund’s allocation to small-cap value stocks was beneficial to the Fund’s performance relative to the Index. Although small-cap value stocks, as measured by the Russell 2000 Value Index, underperformed the Index, the underlying Portfolio that invests in these stocks outperformed its benchmark index during the period.
Adjustments to the underlying Fund allocations occurred once during the period, in April 2011, and included a 2.50% increase in each of three Portfolios—Tax-Managed Growth Portfolio, Tax-Managed Value Portfolio and Tax-Managed Small-Cap Portfolio—and a 1.50% increase in Tax-Managed Small-Cap Value Portfolio. Conversely, we reduced the Fund’s allocation to Tax-Managed International Equity Portfolio by 2.00%. These changes occurred in part as a result of a need to reallocate the Fund’s 7.00% weighting in Tax-Managed Mid-Cap Core Portfolio, which was liquidated during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2011
Performance2,3

Portfolio Manager Duncan W. Richardson, CFA

				Since
% Average Annual Total Returns	Inception Date	1 Year	5 Years	Inception

Class A at NAV	3/4/2002	3.61%	0.22%	3.96%
Class A at 5.75% Maximum Sales Charge	—	-2.32	-0.97	3.32
Class B at NAV	3/4/2002	2.88	-0.52	3.21
Class B at 5% Maximum Sales Charge	—	-2.12	-0.88	3.21
Class C at NAV	3/4/2002	2.81	-0.53	3.18
Class C at 1% Maximum Sales Charge	—	1.81	-0.53	3.18

Russell 3000 Index	3/4/2002	7.90%	0.55%	3.48%

				Since
% After-Tax Returns with Maximum Sales Charge	Inception Date	1 Year	5 Years	Inception

Class A After Taxes on Distributions	3/4/2002	-2.35%	-1.27%	3.12%
Class A After Taxes on Distributions and Sale of Fund Shares	—	-1.47	-0.79	2.89
Class B After Taxes on Distributions	3/4/2002	-2.12	-1.14	3.03
Class B After Taxes on Distributions and Sale of Fund Shares	—	-1.38	-0.71	2.79
Class C After Taxes on Distributions	3/4/2002	1.81	-0.79	3.00
Class C After Taxes on Distributions and Sale of Fund Shares	—	1.18	-0.42	2.77

Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C

		1.41%	2.16%	2.16%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
	Period Beginning	At NAV	Sales Charge

Class B	3/4/02	$13,566	N.A.

Class C	3/4/02	$13,533	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2011
Fund Profile5

Portfolio Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. stocks. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Russell 2000 Value Index is an unmanaged index of U.S. small-cap value stocks. Index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

[4]	Source: Fund prospectus.

[5]	Fund invests in one or more affiliated investment companies (Portfolios). Unless otherwise noted, references to investments are to the aggregate holdings of the Portfolios.

Fund profile subject to change due to active management.

5

Eaton Vance
Tax-Managed Equity Asset Allocation Fund

October 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 – October 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
	(5/1/11)	(10/31/11)	(5/1/11 – 10/31/11)	Ratio

Actual
Class A	$1,000.00	$891.10	$6.48	1.36%
Class B	$1,000.00	$887.30	$10.04	2.11%
Class C	$1,000.00	$886.80	$10.03	2.11%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.30	$6.92	1.36%
Class B	$1,000.00	$1,014.60	$10.71	2.11%
Class C	$1,000.00	$1,014.60	$10.71	2.11%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2011. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance
Tax-Managed Equity Asset Allocation Fund

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Investment in Tax-Managed Growth Portfolio, at value (identified cost, $126,668,307)	$118,328,506
Investment in Tax-Managed Value Portfolio, at value (identified cost, $79,553,559)	111,082,544
Investment in Tax-Managed International Equity Portfolio, at value (identified cost, $53,433,411)	54,102,199
Investment in Tax-Managed Multi-Cap Growth Portfolio, at value (identified cost, $40,442,165)	45,576,565
Investment in Tax-Managed Small-Cap Portfolio, at value (identified cost, $39,979,900)	41,503,604
Investment in Tax-Managed Small-Cap Value Portfolio, at value (identified cost, $29,074,548)	38,356,362
Receivable for Fund shares sold	228,650

Total assets	$409,178,430

Liabilities

Payable for Fund shares redeemed	$1,094,673
Payable to affiliates:
Investment adviser fee	29,585
Distribution and service fees	199,065
Administration fee	50,050
Trustees’ fees	42
Accrued expenses	148,401

Total liabilities	$1,521,816

Net Assets	$407,656,614

Sources of Net Assets

Paid-in capital	$371,367,768
Accumulated net realized loss from Portfolios	(3,218,204)
Accumulated distributions in excess of net investment income	(290,840)
Net unrealized appreciation from Portfolios	39,797,890

Total	$407,656,614

Class A Shares

Net Assets	$220,256,315
Shares Outstanding	17,251,035
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$12.77
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$13.55

Class B Shares

Net Assets	$29,591,837
Shares Outstanding	2,440,244
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$12.13

Class C Shares

Net Assets	$157,808,462
Shares Outstanding	13,069,716
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$12.07

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.
7

Eaton Vance
Tax-Managed Equity Asset Allocation Fund

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Dividends allocated from Portfolios (net of foreign taxes, $305,379)	$8,759,857
Interest allocated from Portfolios	9,948
Securities lending income allocated from Portfolios, net	13,532
Expenses allocated from Portfolios	(3,456,355)

Net investment income from Portfolios	$5,326,982

Expenses

Investment adviser fee	$481,884
Administration fee	703,270
Distribution and service fees
Class A	623,663
Class B	398,780
Class C	1,795,035
Trustees’ fees and expenses	500
Custodian fee	43,948
Transfer and dividend disbursing agent fees	360,088
Legal and accounting services	74,585
Printing and postage	43,997
Registration fees	61,573
Miscellaneous	14,344

Total expenses	$4,601,667

Net investment income	$725,315

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$8,191,987
Net realized gain (loss) allocated from Portfolios —
Investment transactions	29,950,399
Written options	239,134
Foreign currency transactions	(37,346)

Net realized gain	$38,344,174

Change in unrealized appreciation (depreciation) —
Investments	$(20,531,000)
Written options	7,149
Foreign currency	28,037

Net change in unrealized appreciation (depreciation)	$(20,495,814)

Net realized and unrealized gain	$17,848,360

Net increase in net assets from operations	$18,573,675

See Notes to Financial Statements.
8

Eaton Vance
Tax-Managed Equity Asset Allocation Fund

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income (loss)	$725,315	$(473,539)
Net realized gain from investment transactions, written options, foreign currency transactions and capital gain distributions received	38,344,174	48,727,566
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	(20,495,814)	10,089,769

Net increase in net assets from operations	$18,573,675	$58,343,796

Distributions to shareholders —
From net investment income
Class A	$(531,468)	$(2,352,778)
Class B	—	(123,043)
Class C	—	(524,975)

Total distributions to shareholders	$(531,468)	$(3,000,796)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$17,235,826	$24,183,432
Class B	1,120,023	2,180,780
Class C	11,290,463	16,749,643
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	456,927	2,075,614
Class B	—	108,332
Class C	—	428,515
Cost of shares redeemed
Class A	(71,551,231)	(63,899,097)
Class B	(8,726,153)	(11,691,418)
Class C	(41,209,065)	(43,140,426)
Net asset value of shares exchanged
Class A	11,623,805	11,393,216
Class B	(11,623,805)	(11,393,216)

Net decrease in net assets from Fund share transactions	$(91,383,210)	$(73,004,625)

Net decrease in net assets	$(73,341,003)	$(17,661,625)

Net Assets

At beginning of year	$480,997,617	$498,659,242

At end of year	$407,656,614	$480,997,617

Accumulated distributions in excess of net investment income included in net assets

At end of year	$(290,840)	$(121,735)

See Notes to Financial Statements.
9

Eaton Vance
Tax-Managed Equity Asset Allocation Fund

October 31, 2011

Financial Highlights

	Class A

	Year Ended October 31,

	2011		2010		2009	2008	2007

Net asset value — Beginning of year	$12.350		$11.030		$10.000	$16.900	$14.040

Income (Loss) From Operations

Net investment income(1)	$0.067		$0.032		$0.074	$0.102	$0.146	(2)
Net realized and unrealized gain (loss)	0.379		1.392		1.011	(6.018)	3.110

Total income (loss) from operations	$0.446		$1.424		$1.085	$(5.916)	$3.256

Less Distributions

From net investment income	$(0.026)		$(0.104)		$(0.055)	$(0.156)	$—
From net realized gain	—		—		—	(0.828)	(0.396)

Total distributions	$(0.026)		$(0.104)		$(0.055)	$(0.984)	$(0.396)

Net asset value — End of year	$12.770		$12.350		$11.030	$10.000	$16.900

Total Return(3)	3.61%		12.95%		10.98%	(37.07)%	23.71%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$220,256		$252,522		$250,372	$258,039	$374,979
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.37%		1.41%		1.44%	1.36%	1.35%
Net investment income	0.51%		0.27%		0.78%	0.72%	0.96	%(2)
Portfolio Turnover of the Fund(6)	12%		0	%(7)	2%	8%	2%
Portfolio Turnover of Tax-Managed Growth Portfolio	3%		2%		3%	1%	2%
Portfolio Turnover of Tax-Managed Value Portfolio	40%		35%		82%	84%	14%
Portfolio Turnover of Tax-Managed International Equity Portfolio	41%		72%		57%	34%	23%
Portfolio Turnover of Tax-Managed Multi-Cap Growth Portfolio	139%		200%		205%	283%	157%
Portfolio Turnover of Tax-Managed Mid-Cap Core Portfolio	16	%(8)	33%		42%	40%	38%
Portfolio Turnover of Tax-Managed Small-Cap Portfolio	89%		114%		95%	93%	78%
Portfolio Turnover of Tax-Managed Small-Cap Value Portfolio	66%		51%		66%	103%	80%

(1)	Computed using average shares outstanding.
(2)	Net investment income per share reflects a dividend resulting from a corporate action allocated from Tax-Managed International Equity Portfolio which amounted to $0.029 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 0.77%.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.
(7)	Amount is less than 0.5%.
(8)	For the period from November 1, 2010 through the liquidation date of Tax-Managed Mid-Cap Core Portfolio, on April 21, 2011.

See Notes to Financial Statements.
10

Eaton Vance
Tax-Managed Equity Asset Allocation Fund

October 31, 2011

Financial Highlights — continued

	Class B

	Year Ended October 31,

	2011		2010		2009	2008	2007

Net asset value — Beginning of year	$11.790		$10.540		$9.570	$16.210	$13.570

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.030)		$(0.053)		$0.022	$(0.004)	$0.029	(2)
Net realized and unrealized gain (loss)	0.370		1.325		0.948	(5.775)	3.007

Total income (loss) from operations	$0.340		$1.272		$0.970	$(5.779)	$3.036

Less Distributions

From net investment income	$—		$(0.022)		$—	$(0.033)	$—
From net realized gain	—		—		—	(0.828)	(0.396)

Total distributions	$—		$(0.022)		$—	$(0.861)	$(0.396)

Net asset value — End of year	$12.130		$11.790		$10.540	$9.570	$16.210

Total Return(3)	2.88%		12.07%		10.14%	(37.56)%	22.89%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$29,592		$46,862		$61,375	$78,618	$154,094
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.12%		2.16%		2.19%	2.11%	2.10%
Net investment income (loss)	(0.24)%		(0.47)%		0.24%	(0.03)%	0.20	%(2)
Portfolio Turnover of the Fund(6)	12%		0	%(7)	2%	8%	2%
Portfolio Turnover of Tax-Managed Growth Portfolio	3%		2%		3%	1%	2%
Portfolio Turnover of Tax-Managed Value Portfolio	40%		35%		82%	84%	14%
Portfolio Turnover of Tax-Managed International Equity Portfolio	41%		72%		57%	34%	23%
Portfolio Turnover of Tax-Managed Multi-Cap Growth Portfolio	139%		200%		205%	283%	157%
Portfolio Turnover of Tax-Managed Mid-Cap Core Portfolio	16	%(8)	33%		42%	40%	38%
Portfolio Turnover of Tax-Managed Small-Cap Portfolio	89%		114%		95%	93%	78%
Portfolio Turnover of Tax-Managed Small-Cap Value Portfolio	66%		51%		66%	103%	80%

(1)	Computed using average shares outstanding.
(2)	Net investment income per share reflects a dividend resulting from a corporate action allocated from Tax-Managed International Equity Portfolio which amounted to $0.028 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 0.01%.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.
(7)	Amount is less than 0.5%.
(8)	For the period from November 1, 2010 through the liquidation date of Tax-Managed Mid-Cap Core Portfolio, on April 21, 2011.

See Notes to Financial Statements.
11

Eaton Vance
Tax-Managed Equity Asset Allocation Fund

October 31, 2011

Financial Highlights — continued

	Class C

	Year Ended October 31,

	2011		2010		2009	2008	2007

Net asset value — Beginning of year	$11.740		$10.500		$9.530	$16.180	$13.550

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.031)		$(0.053)		$0.018	$(0.004)	$0.031	(2)
Net realized and unrealized gain (loss)	0.361		1.323		0.952	(5.761)	2.995

Total income (loss) from operations	$0.330		$1.270		$0.970	$(5.765)	$3.026

Less Distributions

From net investment income	$—		$(0.030)		$—	$(0.057)	$—
From net realized gain	—		—		—	(0.828)	(0.396)

Total distributions	$—		$(0.030)		$—	$(0.885)	$(0.396)

Net asset value — End of year	$12.070		$11.740		$10.500	$9.530	$16.180

Total Return(3)	2.81%		12.11%		10.18%	(37.60)%	22.85%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$157,808		$181,613		$186,912	$195,347	$309,869
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.12%		2.16%		2.19%	2.11%	2.10%
Net investment income (loss)	(0.24)%		(0.48)%		0.20%	(0.03)%	0.21	%(2)
Portfolio Turnover of the Fund(6)	12%		0	%(7)	2%	8%	2%
Portfolio Turnover of Tax-Managed Growth Portfolio	3%		2%		3%	1%	2%
Portfolio Turnover of Tax-Managed Value Portfolio	40%		35%		82%	84%	14%
Portfolio Turnover of Tax-Managed International Equity Portfolio	41%		72%		57%	34%	23%
Portfolio Turnover of Tax-Managed Multi-Cap Growth Portfolio	139%		200%		205%	283%	157%
Portfolio Turnover of Tax-Managed Mid-Cap Core Portfolio	16	%(8)	33%		42%	40%	38%
Portfolio Turnover of Tax-Managed Small-Cap Portfolio	89%		114%		95%	93%	78%
Portfolio Turnover of Tax-Managed Small-Cap Value Portfolio	66%		51%		66%	103%	80%

(1)	Computed using average shares outstanding.
(2)	Net investment income per share reflects a dividend resulting from a corporate action allocated from Tax-Managed International Equity Portfolio which amounted to $0.028 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 0.02%.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.
(7)	Amount is less than 0.5%.
(8)	For the period from November 1, 2010 through the liquidation date of Tax-Managed Mid-Cap Core Portfolio, on April 21, 2011.

See Notes to Financial Statements.
12

Eaton Vance
Tax-Managed Equity Asset Allocation Fund

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning on January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to achieve long-term, after tax returns. The Fund currently pursues its objective by investing all of its investable assets in interests in the following six tax-managed equity portfolios managed by Eaton Vance Management (EVM) or its affiliates: Tax-Managed Growth Portfolio, Tax-Managed Value Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Growth Portfolio, Tax-Managed Small-Cap Portfolio and Tax-Managed Small-Cap Value Portfolio (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in the net assets of Tax-Managed Growth Portfolio, Tax-Managed Value Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Growth Portfolio, Tax-Managed Small-Cap Portfolio and Tax-Managed Small-Cap Value Portfolio, (1.4%, 7.7%, 49.7%, 43.9%, 25.0% and 52.1%, respectively, at October 31, 2011). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — The valuation policy of each Portfolio is as follows: Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolios may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by EVM. Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

13

Eaton Vance
Tax-Managed Equity Asset Allocation Fund

October 31, 2011

Notes to Financial Statements — continued

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $7,176,246 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2017. In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2011.

During the year ended October 31, 2011, a capital loss carryforward of $33,576,919 was utilized to offset net realized gains by the Fund.

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2 Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2011 and October 31, 2010 was as follows:

	Year Ended October 31,

	2011	2010

Distributions declared from:
Ordinary income	$531,468	$3,000,796

14

Eaton Vance
Tax-Managed Equity Asset Allocation Fund

October 31, 2011

Notes to Financial Statements — continued

During the year ended October 31, 2011, accumulated net realized loss was increased by $1,767,251, undistributed net investment income was decreased by $362,952 and paid-in capital was increased by $2,130,203 due to differences between book and tax accounting, primarily for distributions from real estate investment trusts (REITs), investments in partnerships, investments in passive foreign investment companies (PFICs) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$95,988
Capital loss carryforward	$(7,176,246)
Net unrealized appreciation	$43,369,104

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, investments in PFICs, investments in partnerships and distributions from REITs.

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.75% of the Fund’s average daily net assets up to $500 million, 0.70% on net assets of $500 million but less than $1 billion and at reduced rates on daily net assets of $1 billion and over, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. Prior to May 1, 2011, the fee was computed at an annual rate of 0.80% of the Fund’s average daily net assets up to $500 million, 0.75% on net assets of $500 million but less than $1 billion and at reduced rates on daily net assets of $1 billion and over, and was payable monthly. The investment adviser fee payable by the Fund is reduced by the Fund’s allocable portion of the adviser fees paid by the Portfolios in which it invests. For the year ended October 31, 2011, the Fund’s investment adviser fee totaled $3,639,202, of which $3,157,318 was allocated from the Portfolios and $481,884 was paid or accrued directly by the Fund. For the year ended October 31, 2011, the Fund’s investment adviser fee, including the fees allocated from the Portfolios, was 0.78% of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2011, the administration fee amounted to $703,270.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2011, EVM earned $22,875 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM, received $34,213 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2011. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of EVM.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2011 amounted to $623,663 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2011, the Fund paid or accrued to EVD $299,085 and $1,346,277 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2011, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $1,321,000 and $12,110,000, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the

15

Eaton Vance
Tax-Managed Equity Asset Allocation Fund

October 31, 2011

Notes to Financial Statements — continued

maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2011 amounted to $99,695 and $448,758 for Class B and Class C shares, respectively.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2011, the Fund was informed that EVD received approximately $1,000, $50,000 and $6,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6 Investment Transactions

For the year ended October 31, 2011, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Tax-Managed Growth Portfolio	$11,180,430	$27,337,897
Tax-Managed Value Portfolio	12,496,201	23,605,461
Tax-Managed International Equity Portfolio	525,739	19,045,854
Tax-Managed Multi-Cap Growth Portfolio	444,814	13,138,866
Tax-Managed Mid-Cap Core Portfolio	6,177,211	47,226,576
Tax-Managed Small-Cap Portfolio	18,160,641	13,891,871
Tax-Managed Small-Cap Value Portfolio	6,532,569	7,405,225

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2011	2010

Sales	1,307,086	2,053,546
Issued to shareholders electing to receive payments of distributions in Fund shares	34,696	175,157
Redemptions	(5,431,086)	(5,449,236)
Exchange from Class B shares	887,058	970,500

Net decrease	(3,202,246)	(2,250,033)

16

Eaton Vance
Tax-Managed Equity Asset Allocation Fund

October 31, 2011

Notes to Financial Statements — continued

	Year Ended October 31,
Class B	2011	2010

Sales	89,093	193,018
Issued to shareholders electing to receive payments of distributions in Fund shares	—	9,511
Redemptions	(692,377)	(1,038,222)
Exchange to Class A shares	(930,678)	(1,013,438)

Net decrease	(1,533,962)	(1,849,131)

	Year Ended October 31,
Class C	2011	2010

Sales	901,251	1,491,411
Issued to shareholders electing to receive payments of distributions in Fund shares	—	37,788
Redemptions	(3,300,611)	(3,858,819)

Net decrease	(2,399,360)	(2,329,620)

8 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At October 31, 2011 and October 31, 2010, the Fund’s investments in the Portfolios were valued based on Level 1 inputs.

17

Eaton Vance
Tax-Managed Equity Asset Allocation Fund

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Equity Asset Allocation Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Equity Asset Allocation Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 23, 2011

18

Eaton Vance
Tax-Managed Equity Asset Allocation Fund

October 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $6,876,790, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2011 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

19

Eaton Vance
Tax-Managed Equity Asset Allocation Fund

October 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
	with the		Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

20

Eaton Vance
Tax-Managed Equity Asset Allocation Fund

October 31, 2011

Management and Organization — continued

Position(s)
	with the		Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
	with the	Length of	Principal Occupation(s)
Name and Year of Birth	Trust	Service	During Past Five Years

Duncan W. Richardson 1957	President	Since 2011(2)	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	Prior to 2011, Mr. Richardson was Vice President of the Trust since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

21

Eaton Vance
Tax-Managed Equity Asset Allocation Fund

October 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

22

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Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1299-12/11	TMEAASRC

Eaton Vance Multi-Strategy Absolute Return Fund Annual Report October 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2011
Eaton Vance
Multi-Strategy Absolute Return Fund

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	21
Federal Tax Information	22
Management and Organization	23
Important Notices	25

Eaton Vance
Multi-Strategy Absolute Return Fund
October 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
During the 12 months ending October 31, 2011, the markets digested a significant number of historical events that established price volatility as normal rather than the exception in global financial markets. Citing a lack of political will in the United States, Standard & Poor’s lowered its credit rating on U.S. sovereign debt. The European sovereign debt crisis deteriorated, as policymakers within the eurozone squandered opportunities to address the issues in a meaningful manner. The tragic Tohoku earthquake and tsunami in Japan disrupted global supply chains and adversely affected global economic growth.
The United States and the eurozone economies grew at an anemic pace during the period, as annual growth lagged 2.0% in both regions. The U.S. economy continued to suffer from an unemployment rate that averaged above 9.0% during the period and headline inflation that more than tripled to 3.9% by the end of the period. The debt issues in the eurozone evolved from original concerns regarding Greece’s liquidity to a full-fledged solvency crisis surrounding additional periphery countries, including Italy and Spain, and European banks. European consumer and business confidence indicators trended lower in response, dragging economic growth to a near standstill by the end of the period. In contrast to the economic weakness in the U.S. and the eurozone, emerging-market economies led global growth. Most Asian and Latin American economies grew at annual rates above 4.0%.
Global bond markets generally favored the most liquid instruments over riskier assets. Despite the fiscal concerns in the United States and the eurozone, U.S. Treasuries and German Bund yields fell across the curve. In contrast, sovereign yields in the larger economies of the eurozone rose significantly in response to the markets’ concerns about solvency and future growth prospects. Emerging-market growth was strong for most of the year, but moderated towards the end of the period as the global inventory cycle slowed and the crisis in Europe intensified.
Fund Performance
For the fiscal year ending October 31, 2011, Eaton Vance Multi-Strategy Absolute Return Fund’s Class A shares at net asset value (NAV) had a total return of 1.62%. Positive contributions from each of the underlying Portfolios helped the Fund outperform the 0.13% return of its primary benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.2
The Fund’s investment in Floating Rate Portfolio benefited as the floating-rate loan market, which consists of floating-rate securities typically issued by below-investment-grade companies, rallied in the first half of the period, buoyed by improved issuer fundamentals. The Federal Reserve Board announced in August that it would not be raising a key short-term interest rate until at least 2013, triggering a decline in the sector. A late-period rally, however, helped the sector recover. In an effort to reduce risk, the Fund trimmed its allocations to this sector throughout the year.
About 50% of assets at period-end were in MSAR Completion Portfolio. Its gains were driven by positive performance and a stake in commercial mortgage-backed securities (CMBS), which benefited as interest rates declined. In addition, investments in S&P 500 options, used to generate incremental income without taking a view on the equity market’s direction, aided results.
The Fund’s foreign investments were in Global Macro and Global Macro Absolute Return Advantage Portfolios, both of which focused on short-term sovereign debt and currencies, especially in emerging markets. In both Portfolios, positions in Asia and Latin America gave the biggest boost to results. Investments in commodities and a short position in NZD (New Zealand) slightly detracted from performance.
The Fund had stakes in high-yield bonds through Boston Income Portfolio and in U.S. government agency mortgage-backed securities (MBS) through Government Obligations and Short-Term U.S. Government (formerly Investment) Portfolios, each of which had little impact on overall performance. The Fund’s high-yield exposure helped early on as the sector rallied. The Fund eliminated the position in March, avoiding the decline that occurred over the summer and early fall, but missing the October rally.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
Multi-Strategy Absolute Return Fund
October 31, 2011
Performance2,3

Portfolio Managers Jeffrey A. Rawlins, CFA; Dan R. Strelow, CFA; Justin H. Bourgette, CFA; Thomas A. Shively

				Since
% Average Annual Total Returns	Inception Date	1 Year	5 Years	Inception

Class A at NAV	12/7/2004	1.62%	4.09%	4.43%
Class A at 4.75% Maximum Sales Charge	—	-3.21	3.07	3.69
Class B at NAV	12/7/2004	0.75	3.31	3.63
Class B at 5% Maximum Sales Charge	—	-4.22	2.98	3.63
Class C at NAV	12/7/2004	0.75	3.29	3.63
Class C at 1% Maximum Sales Charge	—	-0.24	3.29	3.63
Class I at NAV	10/1/2009	1.76	—	5.40

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	12/7/2004	0.13%	1.66%	2.24%

Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I

	1.10%	1.85%	1.85%	0.85%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
	Period Beginning	At NAV	Sales Charge

Class B	12/7/04	$12,793	N.A.

Class C	12/7/04	$12,793	N.A.

Class I	10/1/09	$11,159	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Multi-Strategy Absolute Return Fund
October 31, 2011
Fund Profile5

Portfolio Allocation (% of total investments)

Asset Allocation (% of net assets; excluding derivatives)

*	Boston Income Portfolio amount is less than 0.005% of portfolio allocation.
See Endnotes and Additional Disclosures in this report.

4

Eaton Vance
Multi-Strategy Absolute Return Fund
October 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. Index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Prior to 7/1/09, the Fund had a predetermined fixed allocation approach investing equally among portfolios investing in mortgage-backed securities, senior floating-rate loans and high-yield bonds. The Fund has changed its objectives and investment strategies to permit investment in multiple Eaton Vance Portfolios and Funds.

[4]	Source: Fund prospectus.

[5]	Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolios.

Fund profile subject to change due to active management.

Important Notice to Shareholders
Effective August 15, 2011, Justin H. Bourgette and Thomas A. Shively were added as Portfolio Managers to the Fund and MSAR Completion Portfolio.

5

Eaton Vance
Multi-Strategy Absolute Return Fund

October 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 – October 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
	(5/1/11)	(10/31/11)	(5/1/11 – 10/31/11)	Ratio

Actual
Class A	$1,000.00	$993.90	$6.28	1.25%
Class B	$1,000.00	$990.10	$10.03	2.00%
Class C	$1,000.00	$990.10	$10.03	2.00%
Class I	$1,000.00	$995.10	$5.03	1.00%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.36	1.25%
Class B	$1,000.00	$1,015.10	$10.16	2.00%
Class C	$1,000.00	$1,015.10	$10.16	2.00%
Class I	$1,000.00	$1,020.20	$5.09	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2011. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance
Multi-Strategy Absolute Return Fund

October 31, 2011

Portfolio of Investments

Investments in Affiliated Portfolios — 99.9%

Description	Value

Boston Income Portfolio (identified cost, $2,596,440)	$1
Floating Rate Portfolio (identified cost, $141,056,560)	136,051,959
Global Macro Absolute Return Advantage Portfolio (identified cost, $97,044,149)	97,041,929
Global Macro Portfolio (identified cost, $94,364,816)	96,665,690
Government Obligations Portfolio (identified cost, $6,659,453)	11,685,415
Large-Cap Core Research Portfolio (identified cost, $13,979,160)	14,646,707
MSAR Completion Portfolio (identified cost, $384,150,461)	382,537,613
Short-Term U.S. Government Portfolio (identified cost, $27,547,360)	28,495,749

Total Investments in Affiliated Portfolios
(identified cost $767,398,399)	$767,125,063

Other Assets, Less Liabilities — 0.1%	$1,082,445

Net Assets — 100.0%	$768,207,508

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

See Notes to Financial Statements.
7

Eaton Vance
Multi-Strategy Absolute Return Fund

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Affiliated investments, at value (identified cost, $767,398,399)	$767,125,063
Receivable for Fund shares sold	3,987,301

Total assets	$771,112,364

Liabilities

Payable for Fund shares redeemed	$2,339,226
Distributions payable	148,557
Payable to affiliates:
Distribution and service fees	226,725
Trustees’ fees	42
Accrued expenses	190,306

Total liabilities	$2,904,856

Net Assets	$768,207,508

Sources of Net Assets

Paid-in capital	$804,963,720
Accumulated net realized loss from Portfolios	(37,396,544)
Accumulated undistributed net investment income	913,668
Net unrealized depreciation from Portfolios	(273,336)

Total	$768,207,508

Class A Shares

Net Assets	$413,764,328
Shares Outstanding	45,185,833
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.16
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.62

Class B Shares

Net Assets	$22,469,155
Shares Outstanding	2,455,764
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.15

Class C Shares

Net Assets	$143,808,663
Shares Outstanding	15,715,122
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.15

Class I Shares

Net Assets	$188,165,362
Shares Outstanding	20,554,150
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.15

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.
8

Eaton Vance
Multi-Strategy Absolute Return Fund

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Interest and other income allocated from affiliated Portfolios (net of foreign taxes, $73,410)	$16,571,056
Dividends allocated from affiliated Portfolios (net of foreign taxes, $3,622)	235,421
Expenses allocated from affiliated Portfolios	(4,574,978)

Net investment income from Portfolios	$12,231,499

Expenses

Distribution and service fees
Class A	$705,944
Class B	258,047
Class C	1,342,636
Trustees’ fees and expenses	500
Custodian fee	25,501
Transfer and dividend disbursing agent fees	350,875
Legal and accounting services	42,179
Printing and postage	56,854
Registration fees	206,813
Miscellaneous	11,774

Total expenses	$3,001,123

Net investment income	$9,230,376

Realized and Unrealized Gain (Loss) from Portfolios

Net realized gain (loss) —
Investment transactions (including a gain of $43,798 from precious metals)	$(8,073,909)
Written options	9,495,246
Securities sold short	(20,025)
Futures contracts	(2,672,585)
Swap contracts	297,982
Forward commodity contracts	(283,024)
Foreign currency and forward foreign currency exchange contract transactions	(2,575,592)

Net realized loss	$(3,831,907)

Change in unrealized appreciation (depreciation) —
Investments (including net decrease of $175,750 from precious metals)	$(4,358,169)
Written options	(164,630)
Securities sold short	355,795
Futures contracts	(322,199)
Swap contracts	271,352
Forward commodity contracts	(271,408)
Foreign currency and forward foreign currency exchange contracts	2,855,930

Net change in unrealized appreciation (depreciation)	$(1,633,329)

Net realized and unrealized loss	$(5,465,236)

Net increase in net assets from operations	$3,765,140

See Notes to Financial Statements.
9

Eaton Vance
Multi-Strategy Absolute Return Fund

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$9,230,376	$10,310,380
Net realized loss from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	(3,831,907)	(6,812,020)
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	(1,633,329)	18,924,554

Net increase in net assets from operations	$3,765,140	$22,422,914

Distributions to shareholders —
From net investment income
Class A	$(5,488,871)	$(4,464,709)
Class B	(340,723)	(836,959)
Class C	(1,713,171)	(3,537,179)
Class I	(2,097,769)	(81,295)
Tax return of capital
Class A	—	(1,592,829)
Class B	—	(298,594)
Class C	—	(1,261,924)
Class I	—	(29,003)

Total distributions to shareholders	$(9,640,534)	$(12,102,492)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$379,976,539	$41,640,883
Class B	2,668,301	1,881,950
Class C	58,882,498	9,519,493
Class I	257,347,130	4,491,172
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	4,942,008	4,872,729
Class B	251,430	805,174
Class C	1,373,441	3,780,508
Class I	1,230,201	39,132
Cost of shares redeemed
Class A	(115,312,350)	(45,493,504)
Class B	(7,365,582)	(6,055,540)
Class C	(39,239,467)	(27,679,257)
Class I	(72,667,527)	(1,830,945)
Net asset value of shares exchanged
Class A	1,203,178	1,107,579
Class B	(1,203,178)	(1,107,579)

Net increase (decrease) in net assets from Fund share transactions	$472,086,622	$(14,028,205)

Net increase (decrease) in net assets	$466,211,228	$(3,707,783)

Net Assets

At beginning of year	$301,996,280	$305,704,063

At end of year	$768,207,508	$301,996,280

Accumulated undistributed net investment income included in net assets

At end of year	$913,668	$1,704,007

See Notes to Financial Statements.
10

Eaton Vance
Multi-Strategy Absolute Return Fund

October 31, 2011

Financial Highlights

	Class A

	Year Ended October 31,

	2011	2010		2009		2008	2007

Net asset value — Beginning of year	$9.200	$8.890		$7.600		$9.630	$9.770

Income (Loss) From Operations

Net investment income(1)	$0.172	$0.350		$0.485		$0.568	$0.593
Net realized and unrealized gain (loss)	(0.023)	0.362		1.328		(1.977)	(0.095)

Total income (loss) from operations	$0.149	$0.712		$1.813		$(1.409)	$0.498

Less Distributions

From net investment income	$(0.189)	$(0.296)		$(0.523)		$(0.588)	$(0.638)
Tax return of capital	—	(0.106)		—		(0.033)	—

Total distributions	$(0.189)	$(0.402)		$(0.523)		$(0.621)	$(0.638)

Net asset value — End of year	$9.160	$9.200		$8.890		$7.600	$9.630

Total Return(2)	1.62%	8.18%		24.98%		(15.48)%	5.22%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$413,764	$146,073		$139,217		$128,030	$200,163
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.22%	1.10%		1.17%		1.14%	1.10%
Net investment income	1.86%	3.85%		6.12%		6.22%	6.08%
Portfolio Turnover of the Fund(5)	26%	60%		61%		19%	12%
Portfolio Turnover of Boston Income Portfolio	70%	75%		74%		54%	84%
Portfolio Turnover of Floating Rate Portfolio	56%	39%		35%		7%	61%
Portfolio Turnover of Global Macro Absolute Return Advantage Portfolio	50%	N.A.		N.A.		N.A.	N.A.
Portfolio Turnover of Global Macro Portfolio	33%	19%		25%		N.A.	N.A.
Portfolio Turnover of Government Obligations Portfolio	19%	22%		28%		19%	23%
Portfolio Turnover of Large-Cap Core Research Portfolio	64%	51%		N.A.		N.A.	N.A.
Portfolio Turnover of MSAR Completion Portfolio	32%	2	%(6)	N.A.		N.A.	N.A.
Portfolio Turnover of Multi-Sector Portfolio	N.A.	N.A.		31	%(7)	N.A.	N.A.
Portfolio Turnover of Short-Term U.S. Government Portfolio	6%	26%		N.A.		N.A.	N.A.

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.
(6)	For the period from the Portfolio’s start of business, August 24, 2010, to October 31, 2010.
(7)	For the period from the Portfolio’s start of business, July 16, 2009, to October 31, 2009.

See Notes to Financial Statements.
11

Eaton Vance
Multi-Strategy Absolute Return Fund

October 31, 2011

Financial Highlights — continued

	Class B

	Year Ended October 31,

	2011	2010		2009		2008	2007

Net asset value — Beginning of year	$9.200	$8.890		$7.590		$9.620	$9.760

Income (Loss) From Operations

Net investment income(1)	$0.115	$0.283		$0.426		$0.500	$0.520
Net realized and unrealized gain (loss)	(0.045)	0.361		1.337		(1.977)	(0.095)

Total income (loss) from operations	$0.070	$0.644		$1.763		$(1.477)	$0.425

Less Distributions

From net investment income	$(0.120)	$(0.246)		$(0.463)		$(0.524)	$(0.565)
Tax return of capital	—	(0.088)		—		(0.029)	—

Total distributions	$(0.120)	$(0.334)		$(0.463)		$(0.553)	$(0.565)

Net asset value — End of year	$9.150	$9.200		$8.890		$7.590	$9.620

Total Return(2)	0.75%	7.37%		24.22%		(16.13)%	4.44%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$22,469	$28,217		$31,637		$28,616	$38,986
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.96%	1.85%		1.93%		1.88%	1.85%
Net investment income	1.25%	3.12%		5.38%		5.48%	5.35%
Portfolio Turnover of the Fund(5)	26%	60%		61%		19%	12%
Portfolio Turnover of Boston Income Portfolio	70%	75%		74%		54%	84%
Portfolio Turnover of Floating Rate Portfolio	56%	39%		35%		7%	61%
Portfolio Turnover of Global Macro Absolute Return Advantage Portfolio	50%	N.A.		N.A.		N.A.	N.A.
Portfolio Turnover of Global Macro Portfolio	33%	19%		25%		N.A.	N.A.
Portfolio Turnover of Government Obligations Portfolio	19%	22%		28%		19%	23%
Portfolio Turnover of Large-Cap Core Research Portfolio	64%	51%		N.A.		N.A.	N.A.
Portfolio Turnover of MSAR Completion Portfolio	32%	2	%(6)	N.A.		N.A.	N.A.
Portfolio Turnover of Multi-Sector Portfolio	N.A.	N.A.		31	%(7)	N.A.	N.A.
Portfolio Turnover of Short-Term U.S. Government Portfolio	6%	26%		N.A.		N.A.	N.A.

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.
(6)	For the period from the Portfolio’s start of business, August 24, 2010, to October 31, 2010.
(7)	For the period from the Portfolio’s start of business, July 16, 2009, to October 31, 2009.

See Notes to Financial Statements.
12

Eaton Vance
Multi-Strategy Absolute Return Fund

October 31, 2011

Financial Highlights — continued

	Class C

	Year Ended October 31,

	2011	2010		2009		2008	2007

Net asset value — Beginning of year	$9.200	$8.890		$7.590		$9.620	$9.770

Income (Loss) From Operations

Net investment income(1)	$0.111	$0.282		$0.426		$0.500	$0.520
Net realized and unrealized gain (loss)	(0.041)	0.362		1.337		(1.978)	(0.105)

Total income (loss) from operations	$0.070	$0.644		$1.763		$(1.478)	$0.415

Less Distributions

From net investment income	$(0.120)	$(0.246)		$(0.463)		$(0.523)	$(0.565)
Tax return of capital	—	(0.088)		—		(0.029)	—

Total distributions	$(0.120)	$(0.334)		$(0.463)		$(0.552)	$(0.565)

Net asset value — End of year	$9.150	$9.200		$8.890		$7.590	$9.620

Total Return(2)	0.75%	7.37%		24.21%		(16.13)%	4.33%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$143,809	$123,689		$133,596		$120,654	$182,197
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.96%	1.85%		1.93%		1.88%	1.85%
Net investment income	1.20%	3.12%		5.37%		5.48%	5.34%
Portfolio Turnover of the Fund(5)	26%	60%		61%		19%	12%
Portfolio Turnover of Boston Income Portfolio	70%	75%		74%		54%	84%
Portfolio Turnover of Floating Rate Portfolio	56%	39%		35%		7%	61%
Portfolio Turnover of Global Macro Absolute Return Advantage Portfolio	50%	N.A.		N.A.		N.A.	N.A.
Portfolio Turnover of Global Macro Portfolio	33%	19%		25%		N.A.	N.A.
Portfolio Turnover of Government Obligations Portfolio	19%	22%		28%		19%	23%
Portfolio Turnover of Large-Cap Core Research Portfolio	64%	51%		N.A.		N.A.	N.A.
Portfolio Turnover of MSAR Completion Portfolio	32%	2	%(6)	N.A.		N.A.	N.A.
Portfolio Turnover of Multi-Sector Portfolio	N.A.	N.A.		31	%(7)	N.A.	N.A.
Portfolio Turnover of Short-Term U.S. Government Portfolio	6%	26%		N.A.		N.A.	N.A.

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.
(6)	For the period from the Portfolio’s start of business, August 24, 2010, to October 31, 2010.
(7)	For the period from the Portfolio’s start of business, July 16, 2009, to October 31, 2009.

See Notes to Financial Statements.
13

Eaton Vance
Multi-Strategy Absolute Return Fund

October 31, 2011

Financial Highlights — continued

	Class I

	Year Ended October 31,
				Period Ended
	2011	2010		October 31, 2009(1)

Net asset value — Beginning of period	$9.200	$8.890		$8.830

Income (Loss) From Operations

Net investment income(2)	$0.185	$0.353		$0.027
Net realized and unrealized gain (loss)	(0.023)	0.381		0.071

Total income from operations	$0.162	$0.734		$0.098

Less Distributions

From net investment income	$(0.212)	$(0.313)		$(0.038)
Tax return of capital	—	(0.111)		—

Total distributions	$(0.212)	$(0.424)		$(0.038)

Net asset value — End of period	$9.150	$9.200		$8.890

Total Return(3)	1.76%	8.45%		1.12	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$188,165	$4,018		$1,253
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	0.98%	0.85%		0.99	%(7)
Net investment income	2.00%	3.86%		7.29	%(7)
Portfolio Turnover of the Fund(8)	26%	60%		61	%(9)
Portfolio Turnover of Boston Income Portfolio	70%	75%		74	%(10)
Portfolio Turnover of Floating Rate Portfolio	56%	39%		35	%(10)
Portfolio Turnover of Global Macro Absolute Return Advantage Portfolio	50%	N.A.		N.A.
Portfolio Turnover of Global Macro Portfolio	33%	19%		25	%(10)
Portfolio Turnover of Government Obligations Portfolio	19%	22%		28	%(10)
Portfolio Turnover of Large-Cap Core Research Portfolio	64%	51%		N.A.
Portfolio Turnover of MSAR Completion Portfolio	32%	2	%(11)	N.A.
Portfolio Turnover of Multi-Sector Portfolio	N.A.	N.A.		31	%(12)
Portfolio Turnover of Short-Term U.S. Government Portfolio	6%	26%		N.A.

(1)	For the period from commencement of operations on October 1, 2009 to October 31, 2009.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	Annualized.
(8)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.
(9)	For the Fund’s year ended October 31, 2009.
(10)	For the Portfolio’s year ended October 31, 2009.
(11)	For the period from the Portfolio’s start of business, August 24, 2010, to October 31, 2010.
(12)	For the period from the Portfolio’s start of business, July 16, 2009, to October 31, 2009.

See Notes to Financial Statements.
14

Eaton Vance
Multi-Strategy Absolute Return Fund

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Multi-Strategy Absolute Return Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to seek total return. Total return is defined as income plus capital appreciation. The Fund currently pursues its objective by investing all of its investable assets in interests in the following eight portfolios managed by Eaton Vance Management (EVM) or its affiliates: Boston Income Portfolio, Floating Rate Portfolio, Global Macro Absolute Return Advantage Portfolio, Global Macro Portfolio, Government Obligations Portfolio, Large-Cap Core Research Portfolio, MSAR Completion Portfolio (formerly, Multi-Sector Option Strategy Portfolio) and Short-Term U.S. Government Portfolio (formerly, Investment Portfolio) (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in the net assets of Boston Income Portfolio, Floating Rate Portfolio, Global Macro Absolute Return Advantage Portfolio, Global Macro Portfolio, Government Obligations Portfolio, Large-Cap Core Research Portfolio, MSAR Completion Portfolio and Short-Term U.S. Government Portfolio (less than 0.01%, 1.4%, 9.1%, 1.2%, 1.0%, 7.0%, 98.7% and 6.6%, respectively, at October 31, 2011). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — The valuation policies common to the Portfolios are as follows:

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned, fixed-rate 30-year mortgage-backed securities as noted below) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolios’ Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolios’ forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued based on the price of the underlying futures or forward contract provided by the exchange on which the underlying instruments are traded or if unavailable, based on forward rates provided by broker/dealers. Interest rate swaps, cross-currency swaps and options on interest rate swaps (“swaptions”) are normally valued

15

Eaton Vance
Multi-Strategy Absolute Return Fund

October 31, 2011

Notes to Financial Statements — continued

using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by the counterparty, so determined using the same techniques as those employed by the pricing service. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios in a manner that fairly reflects the security’s value, or the amount that the Portfolios might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

Additional valuation policies for Global Macro Absolute Return Advantage Portfolio, Global Maro Portfolio, Government Obligations Portfolio and Short-Term U.S. Government Portfolio are as follows: Most seasoned, fixed-rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers.

Additional valuation policies for Boston Income Portfolio and Floating Rate Portfolio are as follows: Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolios based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolios. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolios. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

The Portfolios may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $31,333,573 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2013 ($1,061,919), October 31, 2014 ($1,054,697), October 31, 2015 ($1,377,385), October 31, 2016 ($15,304,398), October 31, 2017 ($9,064,240) and October 31, 2018 ($3,470,934). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2011.

16

Eaton Vance
Multi-Strategy Absolute Return Fund

October 31, 2011

Notes to Financial Statements — continued

During the year ended October 31, 2011, a capital loss carryforward of $89,516 was utilized to offset net realized gains by the Fund.

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2 Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2011 and October 31, 2010 was as follows:

	Year Ended October 31,

	2011	2010

Distributions declared from:
Ordinary income	$9,640,534	$8,920,142
Tax return of capital	$—	$3,182,350

During the year ended October 31, 2011, accumulated undistributed net investment income was decreased by $380,181, accumulated net realized loss was decreased by $805,762 and paid-in capital was decreased by $425,581 due to differences between book and tax accounting, primarily for foreign currency gain (loss), premium amortization, a Portfolio’s investment in a subsidiary, swap contracts, paydown gain (loss), defaulted bond interest, and mixed straddles. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

17

Eaton Vance
Multi-Strategy Absolute Return Fund

October 31, 2011

Notes to Financial Statements — continued

As of October 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$2,402,353
Capital loss carryforward	$(31,333,573)
Net unrealized depreciation	$(7,676,435)
Other temporary differences	$(148,557)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, tax accounting for straddle transactions, partnership allocations, defaulted bond interest, futures contracts, written options contracts, foreign currency transactions, premium amortization, swap contracts, investments in partnerships, and the timing of recognizing distributions to shareholders.

3 Transactions with Affiliates

EVM serves as the investment adviser and administrator of the Fund, providing investment advisory services (relating to the investment of the Fund’s assets in the Portfolios) and administering the business affairs of the Fund. EVM does not receive a fee for serving as the Fund’s investment adviser and administrator. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. For the year ended October 31, 2011, the Fund’s allocated portion of the investment adviser fees paid by the Portfolios was 0.69% of the Fund’s average daily net assets and amounted to $3,768,928.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2011, EVM earned $14,103 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM, received $75,999 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2011. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2011 amounted to $705,944 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2011, the Fund paid or accrued to EVD $193,535 and $1,006,977 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2011, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $1,130,000 and $14,909,000, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2011 amounted to $64,512 and $335,659 for Class B and Class C shares, respectively.

18

Eaton Vance
Multi-Strategy Absolute Return Fund

October 31, 2011

Notes to Financial Statements — continued

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2011, the Fund was informed that EVD received approximately $14,000, $56,000 and $19,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6 Investment Transactions

For the year ended October 31, 2011, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Boston Income Portfolio	$5,780,833	$21,884,347
Floating Rate Portfolio	72,945,299	25,115,657
Global Macro Absolute Return Advantage Portfolio	101,126,762	4,090,222
Global Macro Portfolio	51,982,583	31,678,885
Government Obligations Portfolio	6,303,525	428,284
Large-Cap Core Research Portfolio	7,101,301	—
MSAR Completion Portfolio	337,005,789	56,405,428
Short-Term U.S. Government Portfolio	15,548,696	1,056,434

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,

Class A	2011	2010

Sales	41,159,963	4,566,473
Issued to shareholders electing to receive payments of distributions in Fund shares	535,404	538,693
Redemptions	(12,509,560)	(5,014,911)
Exchange from Class B shares	130,037	122,035

Net increase	29,315,844	212,290

	Year Ended October 31,

Class B	2011	2010

Sales	289,391	207,899
Issued to shareholders electing to receive payments of distributions in Fund shares	27,223	89,124
Redemptions	(798,568)	(667,791)
Exchange to Class A shares	(130,084)	(122,046)

Net decrease	(612,038)	(492,814)

19

Eaton Vance
Multi-Strategy Absolute Return Fund

October 31, 2011

Notes to Financial Statements — continued

	Year Ended October 31,

Class C	2011	2010

Sales	6,372,782	1,048,271
Issued to shareholders electing to receive payments of distributions in Fund shares	148,719	418,435
Redemptions	(4,253,172)	(3,054,383)

Net increase (decrease)	2,268,329	(1,587,677)

	Year Ended October 31,

Class I	2011	2010

Sales	27,890,271	492,785
Issued to shareholders electing to receive payments of distributions in Fund shares	133,437	4,294
Redemptions	(7,906,247)	(201,391)

Net increase	20,117,461	295,688

8 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At October 31, 2011 and October 31, 2010, the Fund’s investments in the Portfolios were valued based on Level 1 inputs.

20

Eaton Vance
Multi-Strategy Absolute Return Fund

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Multi-Strategy Absolute Return Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Multi-Strategy Absolute Return Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Multi-Strategy Absolute Return Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 23, 2011

21

Eaton Vance
Multi-Strategy Absolute Return Fund

October 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

22

Eaton Vance
Multi-Strategy Absolute Return Fund

October 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
	with the		Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

23

Eaton Vance
Multi-Strategy Absolute Return Fund

October 31, 2011

Management and Organization — continued

Position(s)
	with the		Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
	with the	Length of	Principal Occupation(s)
Name and Year of Birth	Trust	Service	During Past Five Years

Duncan W. Richardson 1957	President	Since 2011(2)	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	Prior to 2011, Mr. Richardson was Vice President of the Trust since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

24

Eaton Vance
Multi-Strategy Absolute Return Fund

October 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

25

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Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2320-12/11	DISRC

Eaton Vance Global Dividend Income Fund Annual Report October 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2011
Eaton Vance
Global Dividend Income Fund

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	18	and 32
Federal Tax Information	19
Management and Organization	33
Important Notices	36

Eaton Vance
Global Dividend Income Fund
October 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
In a year characterized by extreme market volatility, a large number of headline events and widespread uncertainty about the worldwide economy, most global equity markets posted losses during the 12 months ending October 31, 2011.
Early in the period, global equity markets generated solid gains amid improved corporate profitability due to improvements in the U.S. economy and the continued expansion of the worldwide economy. However, global equity markets began to falter in late winter, generating flat-to-modest returns. That’s when data suggested that both the U.S. and global economies were beginning to retrench and global growth estimates for 2011 were revised downward.
In the summer and early fall, global equity markets generally suffered broad-based declines as the financial distress in the eurozone deepened and worldwide economic activity decelerated. European equities—led by major declines in bank stock prices—performed particularly poorly while emerging-market equities, which historically are sensitive to global economic growth slowdowns and investors’ aversion to risk, also posted steep losses.
In the final weeks of the period, many global equity markets produced significant gains. Investors were encouraged by Europe’s plan to combat Greece’s debt problems, expand a bailout fund and recapitalize the region’s banks. Additionally, economic data indicated that the U.S. economy wasn’t poised to move back into recession and that global growth could begin to accelerate.
For the 12-month period ending October 31, 2011, the MSCI World Index2 returned 1.76%. Meanwhile, the MSCI Europe, Australasia, Far East (MSCI EAFE) Index declined -4.08%, the MSCI Emerging Markets Index returned -7.72%. By contrast, the S&P 500 Index advanced 8.09%.
Fund Performance
For the fiscal year ending October 31, 2011, Eaton Vance Global Dividend Income Fund’s Class A shares at net asset value (NAV) had a total return of 1.36%. By comparison, the Fund’s benchmark, the MSCI World Index (the Index), gained 1.76% during the period.
The Fund’s underperformance relative to the Index was due to underperformance in the materials and consumer discretionary sectors. In both sectors, stock selection was the key detractor. Holdings in the chemicals and metals & mining industries weighed on results in materials, while media and multi-line retail were the weakest areas in consumer discretionary.
In contrast, the Fund’s exposure in the common stock allocation to the financials, consumer staples, utilities, telecommunication services and energy sectors contributed positively to performance. Strong stock selection plus an underweighting in a poor-performing sector aided performance in financials, where the greatest contributions came from the commercial banks and diversified financial services industries. In both consumer staples and telecommunication services, the Fund benefited from stock selection. Tobacco industry holdings were the strongest performers in consumer staples. Stock picking also drove outperformance in utilities, where overweighted positions in electric utilities and multi-utilities were the key contributors. Outperformance in the energy sector was driven by stock selection across the sector.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
Global Dividend Income Fund
October 31, 2011
Performance2,3

Portfolio Managers Judith A. Saryan, CFA; Aamer Khan, CFA

				Since
% Average Annual Total Returns	Inception Date	1 Year	5 Years	Inception
Class A at NAV	11/30/2005	1.36%	-2.92%	0.48%
Class A at 5.75% Maximum Sales Charge	—	-4.43	-4.06	-0.52
Class C at NAV	11/30/2005	0.47	-3.67	-0.33
Class C at 1% Maximum Sales Charge	—	-0.48	-3.67	-0.33
Class I at NAV	1/31/2006	1.66	-2.69	-0.30
Class R at NAV	1/31/2006	1.13	-3.15	-0.79
MSCI World Index	11/30/2005	1.76%	-1.00%	1.88%
Russell 1000 Value Index	11/30/2005	6.16	-2.05	1.00

Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I	Class R
	1.31%	2.06%	1.06%	1.56%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
	Period Beginning	At NAV	Sales Charge
Class C	11/30/05	$9,809	N.A.

Class I	1/31/06	$9,827	N.A.

Class R	1/31/06	$9,555	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Global Dividend Income Fund
October 31, 2011
Fund Profile5

Common Stock Sector Allocation (% of total investments)

Country Allocation (% of total investments)
United States	55.1%
United Kingdom	13.1
France	7.4
Germany	6.1
Switzerland	3.5
Ireland	3.2
Sweden	2.2
Italy	2.1
Taiwan	1.3
Bermuda	1.1
Australia	1.1
Netherlands	1.0
Israel	1.0
Belgium	1.0
Other (less than 1.0 each)	0.8

Top 10 Common Stock Holdings (% of total investments)
International Business Machines Corp.	3.3%
Philip Morris International, Inc.	3.2
McDonald’s Corp.	3.2
British American Tobacco PLC	3.0
Vodafone Group PLC	2.8
Nestle SA	2.7
Total SA	2.3
Air Products and Chemicals, Inc.	2.3
Canadian National Railway Co.	2.2
Accenture PLC, Class A	2.2

Total	27.2%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance
Global Dividend Income Fund
October 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. BofA Merrill Lynch Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. Russell 1000 Value Index is an unmanaged index of 1,000 U.S. large-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

Fund profile subject to change due to active management.

5

Eaton Vance
Global Dividend Income Fund

October 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 – October 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
	(5/1/11)	(10/31/11)	(5/1/11 – 10/31/11)	Ratio

Actual
Class A	$1,000.00	$897.30	$6.17	1.29%
Class C	$1,000.00	$893.20	$9.73	2.04%
Class I	$1,000.00	$898.50	$4.93	1.03%
Class R	$1,000.00	$896.20	$7.36	1.54%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.70	$6.56	1.29%
Class C	$1,000.00	$1,014.90	$10.36	2.04%
Class I	$1,000.00	$1,020.00	$5.24	1.03%
Class R	$1,000.00	$1,017.40	$7.83	1.54%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2011. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance
Global Dividend Income Fund

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Investment in Global Dividend Income Portfolio, at value (identified cost, $365,890,996)	$410,346,814
Receivable for Fund shares sold	1,714,800

Total assets	$412,061,614

Liabilities

Payable for Fund shares redeemed	$1,458,201
Payable to affiliates:
Administration fee	50,475
Distribution and service fees	165,291
Trustees’ fees	42
Accrued expenses	124,484

Total liabilities	$1,798,493

Net Assets	$410,263,121

Sources of Net Assets

Paid-in capital	$574,018,742
Accumulated net realized loss from Portfolio	(208,211,439)
Net unrealized appreciation from Portfolio	44,455,818

Total	$410,263,121

Class A Shares

Net Assets	$215,734,968
Shares Outstanding	31,247,849
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.90
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$7.32

Class C Shares

Net Assets	$147,082,811
Shares Outstanding	21,460,809
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.85

Class I Shares

Net Assets	$46,855,912
Shares Outstanding	6,793,641
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.90

Class R Shares

Net Assets	$589,430
Shares Outstanding	85,476
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.90

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.
7

Eaton Vance
Global Dividend Income Fund

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Dividends allocated from Portfolio (net of foreign taxes, $3,520,829)	$31,528,079
Interest allocated from Portfolio	184,726
Expenses allocated from Portfolio	(3,065,614)

Total investment income from Portfolio	$28,647,191

Expenses

Administration fee	$645,039
Distribution and service fees
Class A	574,380
Class C	1,546,207
Class R	2,580
Trustees’ fees and expenses	500
Custodian fee	35,937
Transfer and dividend disbursing agent fees	422,409
Legal and accounting services	26,409
Printing and postage	73,740
Registration fees	82,142
Miscellaneous	15,115

Total expenses	$3,424,458

Net investment income	$25,222,733

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$68,806
Foreign currency transactions	(215,991)

Net realized loss	$(147,185)

Change in unrealized appreciation (depreciation) —
Investments	$(21,055,363)
Foreign currency	(101,941)

Net change in unrealized appreciation (depreciation)	$(21,157,304)

Net realized and unrealized loss	$(21,304,489)

Net increase in net assets from operations	$3,918,244

See Notes to Financial Statements.
8

Eaton Vance
Global Dividend Income Fund

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$25,222,733	$26,613,743
Net realized loss from investment, foreign currency and forward foreign currency exchange contract transactions	(147,185)	(27,203,341)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(21,157,304)	33,839,763

Net increase in net assets from operations	$3,918,244	$33,250,165

Distributions to shareholders —
From net investment income
Class A	$(14,579,555)	$(15,690,857)
Class C	(8,765,184)	(8,740,609)
Class I	(3,065,538)	(1,671,447)
Class R	(32,095)	(26,012)

Total distributions to shareholders	$(26,442,372)	$(26,128,925)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$76,521,304	$67,947,066
Class C	43,288,325	39,647,433
Class I	44,917,138	23,422,597
Class R	324,142	390,609
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	12,041,277	12,134,155
Class C	5,688,100	5,019,688
Class I	2,288,131	1,100,656
Class R	28,753	23,852
Cost of shares redeemed
Class A	(93,384,415)	(90,577,900)
Class C	(43,063,350)	(35,311,022)
Class I	(30,004,574)	(7,343,246)
Class R	(203,971)	(225,031)

Net increase in net assets from Fund share transactions	$18,440,860	$16,228,857

Net increase (decrease) in net assets	$(4,083,268)	$23,350,097

Net Assets

At beginning of year	$414,346,389	$390,996,292

At end of year	$410,263,121	$414,346,389

Accumulated undistributed net investment income included in net assets

At end of year	$—	$1,614,632

See Notes to Financial Statements.
9

Eaton Vance
Global Dividend Income Fund

October 31, 2011

Financial Highlights

	Class A

	Year Ended October 31,

	2011		2010		2009	2008	2007

Net asset value — Beginning of year	$7.270		$7.120		$7.720	$12.640	$11.410

Income (Loss) From Operations

Net investment income(1)	$0.448	(2)	$0.487	(3)	$0.508	$0.923	$0.729
Net realized and unrealized gain (loss)	(0.350)		0.141		(0.523)	(5.087)	1.282

Total income (loss) from operations	$0.098		$0.628		$(0.015)	$(4.164)	$2.011

Less Distributions

From net investment income	$(0.468)		$(0.478)		$(0.585)	$(0.756)	$(0.781)

Total distributions	$(0.468)		$(0.478)		$(0.585)	$(0.756)	$(0.781)

Net asset value — End of year	$6.900		$7.270		$7.120	$7.720	$12.640

Total Return(4)	1.36%		9.13%		0.50%	(34.35)%	18.18%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$215,735		$231,335		$237,034	$161,744	$166,609
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.27%		1.31%		1.33%	1.31%	1.36%
Net investment income	6.11	%(2)	6.79	%(3)	7.49%	8.72%	6.00%
Portfolio Turnover of the Portfolio	124%		156%		177%	256%	87%

(1)	Computed using average shares outstanding.
(2)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.091 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 4.87%.
(3)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.064 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 5.89%.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
10

Eaton Vance
Global Dividend Income Fund

October 31, 2011

Financial Highlights — continued

	Class C

	Year Ended October 31,

	2011		2010		2009	2008	2007

Net asset value — Beginning of year	$7.220		$7.080		$7.680	$12.580	$11.360

Income (Loss) From Operations

Net investment income(1)	$0.391	(2)	$0.432	(3)	$0.446	$0.837	$0.644
Net realized and unrealized gain (loss)	(0.347)		0.135		(0.509)	(5.061)	1.270

Total income (loss) from operations	$0.044		$0.567		$(0.063)	$(4.224)	$1.914

Less Distributions

From net investment income	$(0.414)		$(0.427)		$(0.537)	$(0.676)	$(0.694)

Total distributions	$(0.414)		$(0.427)		$(0.537)	$(0.676)	$(0.694)

Net asset value — End of year	$6.850		$7.220		$7.080	$7.680	$12.580

Total Return(4)	0.47%		8.26%		(0.21)%	(34.86)%	17.31%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$147,083		$149,034		$137,459	$108,613	$118,841
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.02%		2.06%		2.08%	2.06%	2.11%
Net investment income	5.36	%(2)	6.07	%(3)	6.61%	7.94%	5.33%
Portfolio Turnover of the Portfolio	124%		156%		177%	256%	87%

(1)	Computed using average shares outstanding.
(2)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.090 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 4.13%.
(3)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.062 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 5.19%.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
11

Eaton Vance
Global Dividend Income Fund

October 31, 2011

Financial Highlights — continued

	Class I

	Year Ended October 31,

	2011		2010		2009	2008	2007

Net asset value — Beginning of year	$7.260		$7.120		$7.710	$12.640	$11.410

Income (Loss) From Operations

Net investment income(1)	$0.467	(2)	$0.509	(3)	$0.527	$0.977	$0.831
Net realized and unrealized gain (loss)	(0.337)		0.128		(0.513)	(5.125)	1.209

Total income (loss) from operations	$0.130		$0.637		$0.014	$(4.148)	$2.040

Less Distributions

From net investment income	$(0.490)		$(0.497)		$(0.604)	$(0.782)	$(0.810)

Total distributions	$(0.490)		$(0.497)		$(0.604)	$(0.782)	$(0.810)

Net asset value — End of year	$6.900		$7.260		$7.120	$7.710	$12.640

Total Return(4)	1.66%		9.27%		0.91%	(34.28)%	18.45%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$46,856		$33,513		$16,221	$2,155	$2,317
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.02%		1.06%		1.08%	1.06%	1.11%
Net investment income	6.38	%(2)	7.15	%(3)	7.59%	9.20%	6.87%
Portfolio Turnover of the Portfolio	124%		156%		177%	256%	87%

(1)	Computed using average shares outstanding.
(2)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.080 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 5.28%.
(3)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.056 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 6.37%.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
12

Eaton Vance
Global Dividend Income Fund

October 31, 2011

Financial Highlights — continued

	Class R

	Year Ended October 31,

	2011		2010		2009	2008	2007

Net asset value — Beginning of year	$7.260		$7.120		$7.720	$12.660	$11.400

Income (Loss) From Operations

Net investment income(1)	$0.427	(2)	$0.494	(3)	$0.528	$0.847	$0.788
Net realized and unrealized gain (loss)	(0.335)		0.109		(0.557)	(5.057)	1.222

Total income (loss) from operations	$0.092		$0.603		$(0.029)	$(4.210)	$2.010

Less Distributions

From net investment income	$(0.452)		$(0.463)		$(0.571)	$(0.730)	$(0.750)

Total distributions	$(0.452)		$(0.463)		$(0.571)	$(0.730)	$(0.750)

Net asset value — End of year	$6.900		$7.260		$7.120	$7.720	$12.660

Total Return(4)	1.13%		8.76%		0.29%	(34.63)%	18.15%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$589		$464		$282	$71	$81
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.52%		1.56%		1.58%	1.56%	1.61%
Net investment income	5.85	%(2)	6.95	%(3)	7.88%	8.05%	6.51%
Portfolio Turnover of the Portfolio	124%		156%		177%	256%	87%

(1)	Computed using average shares outstanding.
(2)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.088 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 4.64%.
(3)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.055 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 6.18%.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
13

Eaton Vance
Global Dividend Income Fund

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Global Dividend Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Dividend Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at October 31, 2011). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $205,816,568 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2014 ($1,311,256), October 31, 2015 ($8,547,018), October 31, 2016 ($89,543,701), October 31, 2017 ($74,538,069), October 31, 2018 ($27,975,696) and October 31, 2019 ($3,900,828). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2011.

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

14

Eaton Vance
Global Dividend Income Fund

October 31, 2011

Notes to Financial Statements — continued

2 Distributions to Shareholders

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2011 and October 31, 2010 was as follows:

	Year Ended October 31,

	2011	2010

Distributions declared from:
Ordinary income	$26,442,372	$26,128,925

During the year ended October 31, 2011, accumulated net realized loss was decreased by $535,894, accumulated undistributed net investment income was decreased by $394,993 and paid-in capital was decreased by $140,901 due to differences between book and tax accounting, primarily for foreign currency gain (loss), return of capital distributions from securities and distributions from real estate investment trusts (REITs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(205,816,568)
Net unrealized appreciation	$42,060,947

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and partnership allocations.

3 Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2011, the administration fee amounted to $645,039. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2011, EVM earned $17,476 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $243,756 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2011. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2011 amounted to $574,380 for Class A shares.

15

Eaton Vance
Global Dividend Income Fund

October 31, 2011

Notes to Financial Statements — continued

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD. For the year ended October 31, 2011, the Fund paid or accrued to EVD $1,159,655 for Class C shares, representing 0.75% of the average daily net assets of Class C shares. At October 31, 2011, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $14,455,000.

The Class R Plan requires the Fund to pay EVD an amount equal to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2011, the Fund paid or accrued to EVD $1,290 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2011 amounted to $386,552 and $1,290 for Class C and Class R shares, respectively.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class C Plan. CDSCs received on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2011, the Fund was informed that EVD received approximately $12,000 and $21,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6 Investment Transactions

For the year ended October 31, 2011, increases and decreases in the Fund’s investment in the Portfolio aggregated $35,804,799 and $47,600,305, respectively.

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,

Class A	2011	2010

Sales	10,431,626	9,404,093
Issued to shareholders electing to receive payments of distributions in Fund shares	1,659,554	1,693,446
Redemptions	(12,682,399)	(12,552,474)

Net decrease	(591,219)	(1,454,935)

16

Eaton Vance
Global Dividend Income Fund

October 31, 2011

Notes to Financial Statements — continued

	Year Ended October 31,

Class C	2011	2010

Sales	5,937,372	5,515,061
Issued to shareholders electing to receive payments of distributions in Fund shares	791,365	705,891
Redemptions	(5,918,937)	(4,993,265)

Net increase	809,800	1,227,687

	Year Ended October 31,

Class I	2011	2010

Sales	6,018,771	3,232,790
Issued to shareholders electing to receive payments of distributions in Fund shares	316,085	154,809
Redemptions	(4,155,789)	(1,051,842)

Net increase	2,179,067	2,335,757

	Year Ended October 31,

Class R	2011	2010

Sales	44,877	51,915
Issued to shareholders electing to receive payments of distributions in Fund shares	3,976	3,356
Redemptions	(27,292)	(31,004)

Net increase	21,561	24,267

17

Eaton Vance
Global Dividend Income Fund

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Dividend Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Dividend Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Global Dividend Income Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 20, 2011

18

Eaton Vance
Global Dividend Income Fund

October 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $17,117,307, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2011 ordinary income dividends, 25.38% qualifies for the corporate dividends received deduction.

19

Global Dividend Income Portfolio

October 31, 2011

Portfolio of Investments

Common Stocks — 95.6%

Security	Shares	Value

Aerospace & Defense — 1.5%

United Technologies Corp.	77,000	$6,004,460

		$6,004,460

Beverages — 1.0%

Anheuser-Busch InBev NV	70,000	$3,881,929

		$3,881,929

Building Products — 1.0%

Compagnie de Saint-Gobain	92,000	$4,252,009

		$4,252,009

Chemicals — 5.3%

Air Products and Chemicals, Inc.	106,000	$9,130,840
BASF SE	117,000	8,540,507
LyondellBasell Industries NV, Class A	125,000	4,107,500

		$21,778,847

Commercial Banks — 6.2%

Australia and New Zealand Banking Group, Ltd.	105,000	$2,372,623
HSBC Holdings PLC ADR	62,000	2,706,920
PNC Financial Services Group, Inc.	161,000	8,647,310
U.S. Bancorp	302,907	7,751,390
Wells Fargo & Co.	145,000	3,756,950

		$25,235,193

Communications Equipment — 2.4%

HTC Corp.	224,250	$5,039,694
Telefonaktiebolaget LM Ericsson, Class B	448,000	4,669,738

		$9,709,432

Construction & Engineering — 1.0%

Vinci SA	87,000	$4,266,334

		$4,266,334

Diversified Financial Services — 0.4%

JPMorgan Chase & Co.	50,000	$1,738,000

		$1,738,000

Diversified Telecommunication Services — 2.2%

Tele2 AB, Class B	195,000	$4,106,367
Telstra Corp., Ltd.	600,000	1,948,160
Verizon Communications, Inc.	81,109	2,999,411

		$9,053,938

Electric Utilities — 3.7%

American Electric Power Co., Inc.	170,000	$6,677,600
SSE PLC	400,000	8,642,466

		$15,320,066

Energy Equipment & Services — 2.2%

Schlumberger, Ltd.	60,559	$4,449,270
Seadrill, Ltd.	135,000	4,433,273

		$8,882,543

Food & Staples Retailing — 1.1%

Wal-Mart Stores, Inc.	78,800	$4,469,536

		$4,469,536

Food Products — 2.6%

Nestle SA	187,587	$10,849,593

		$10,849,593

Gas Utilities — 0.9%

Snam Rete Gas SpA	750,000	$3,666,125

		$3,666,125

Health Care Equipment & Supplies — 1.0%

Covidien PLC	90,000	$4,233,600

		$4,233,600

Health Care Providers & Services — 2.0%

Fresenius Medical Care AG & Co. KGaA	110,000	$8,013,024

		$8,013,024

Hotels, Restaurants & Leisure — 4.1%

Carnival Corp.	117,000	$4,119,570
McDonald’s Corp.	136,400	12,664,740

		$16,784,310

See Notes to Financial Statements.
20

Global Dividend Income Portfolio

October 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Household Products — 1.5%

Henkel AG & Co. KGaA, PFC Shares	100,000	$5,944,503

		$5,944,503

Industrial Conglomerates — 0.3%

Orkla ASA	161,571	$1,400,706

		$1,400,706

Insurance — 4.9%

Aflac, Inc.	60,000	$2,705,400
AXA SA	340,000	5,468,539
MetLife, Inc.	125,000	4,395,000
Prudential Financial, Inc.	140,000	7,588,000

		$20,156,939

IT Services — 5.4%

Accenture PLC, Class A	144,000	$8,677,440
International Business Machines Corp.	71,781	13,252,926

		$21,930,366

Machinery — 1.0%

Deere & Co.	55,000	$4,174,500

		$4,174,500

Media — 0.9%

McGraw-Hill Cos., Inc. (The)	85,000	$3,612,500

		$3,612,500

Metals & Mining — 3.0%

BHP Billiton, Ltd. ADR	109,000	$8,510,720
Freeport-McMoRan Copper & Gold, Inc.	95,000	3,824,700

		$12,335,420

Multi-Utilities — 2.3%

CMS Energy Corp.	275,000	$5,725,500
National Grid PLC	375,000	3,728,265

		$9,453,765

Oil, Gas & Consumable Fuels — 9.5%

ConocoPhillips	120,000	$8,358,000
ENI SpA	210,000	4,641,819
Exxon Mobil Corp.	53,529	4,180,080
Occidental Petroleum Corp.	43,160	4,011,291
Royal Dutch Shell PLC, Class A	241,000	8,537,354
Total SA	180,000	9,391,899

		$39,120,443

Pharmaceuticals — 6.2%

Abbott Laboratories	78,000	$4,201,860
Johnson & Johnson	116,785	7,519,786
Novartis AG	55,000	3,098,440
Sanofi SA	90,000	6,438,510
Teva Pharmaceutical Industries, Ltd. ADR	100,000	4,085,000

		$25,343,596

Road & Rail — 3.9%

Canadian National Railway Co.	111,000	$8,704,620
Union Pacific Corp.	75,000	7,467,750

		$16,172,370

Software — 3.4%

Microsoft Corp.	220,000	$5,858,600
Oracle Corp.	250,000	8,192,500

		$14,051,100

Specialty Retail — 3.9%

Home Depot, Inc.	112,000	$4,009,600
Industria de Diseno Textil SA	22,000	1,997,148
Kingfisher PLC	500,000	2,071,547
TJX Companies, Inc. (The)	135,000	7,955,550

		$16,033,845

Textiles, Apparel & Luxury Goods — 0.5%

Adidas AG	30,000	$2,112,802

		$2,112,802

Tobacco — 6.1%

British American Tobacco PLC	263,000	$12,058,632
Philip Morris International, Inc.	182,845	12,775,380

		$24,834,012

Water Utilities — 1.5%

United Utilities Group PLC	650,000	$6,336,350

		$6,336,350

See Notes to Financial Statements.
21

Global Dividend Income Portfolio

October 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Wireless Telecommunication Services — 2.7%

Vodafone Group PLC	4,000,000	$11,106,741

		$11,106,741

Total Common Stocks
(identified cost $344,742,157)		$392,258,897

Preferred Stocks — 1.1%

Security	Shares	Value

Commercial Banks — 0.6%

Bank of America Corp., 8.125%(1)	350	$339,215
Barclays Bank PLC, 7.434%(1)(2)	100	96,808
BNP Paribas, 5.186%(1)(2)	100	79,757
Credit Agricole SA/London, 6.637%(1)(2)	115	82,034
Farm Credit Bank of Texas, Series I, 10.00%	225	255,094
JPMorgan Chase & Co., 7.90%(1)	350	378,211
KeyCorp, Series A, 7.75%	3,000	315,000
Lloyds Banking Group PLC, 6.657%(1)(2)(3)	195	124,800
Morgan Stanley Capital Trust III, 6.25%	6,000	131,340
Royal Bank of Scotland Group PLC, Series F, 7.65%	5,000	97,050
Wells Fargo & Co., Series L, 7.50%	305	322,126

		$2,221,435

Consumer Finance — 0.1%

Ally Financial, Inc., Series A, 8.50%(1)	15,000	$291,922

		$291,922

Diversified Financial Services — 0.0%(4)

Citigroup Capital XI, 6.00%,	4,110	$92,722

		$92,722

Insurance — 0.1%

Aegon NV, 6.375%	5,000	$106,750
AXA SA, 6.379%(1)(2)	68	50,450
AXA SA, 6.463%(1)(2)	42	32,827
Endurance Specialty Holdings, Ltd., Series A, 7.75%	5,000	127,300
ING Capital Funding Trust III, 3.969%(1)	110	93,965

		$411,292

Real Estate Investment Trusts (REITs) — 0.3%

CapLease, Inc., Series A, 8.125%	13,000	$316,290
DDR Corp., Series I, 7.50%	15,000	358,500
Regency Centers Corp., Series C, 7.45%	15,000	377,700
Vornado Realty Trust, Series J, 6.875%	7,500	194,700

		$1,247,190

Total Preferred Stocks
(identified cost $4,264,224)		$4,264,561

Corporate Bonds & Notes — 0.6%

	Principal
	Amount
Security	(000’s omitted)	Value

Commercial Banks — 0.2%

American Express Co., 6.80% to 9/1/16, 9/1/66(1)(5)	$350	$347,813
Citigroup Capital XXI, 8.30% to 12/21/37, 12/21/57, 12/21/77(5)(6)	240	243,000
Fifth Third Capital Trust IV, 6.50% to 4/15/17, 4/15/37, 4/15/67(5)(6)	400	393,000

		$983,813

Diversified Financial Services — 0.1%

General Electric Capital Corp., 6.375% to 11/15/17, 11/15/67(5)	$330	$328,416

		$328,416

Electric Utilities — 0.2%

PPL Capital Funding, Inc., Series A, 6.70% to 3/30/17, 3/30/67(5)	$650	$627,947

		$627,947

Insurance — 0.1%

MetLife, Inc., 10.75% to 8/1/34, 8/1/39, 8/1/69(5)(6)	$250	$330,830
XL Capital, Ltd., 6.50% to 4/15/17, 12/29/49(5)	170	144,500

		$475,330

Pipelines — 0.0%(4)

Enterprise Products Operating, LLC, 7.00% to 6/1/17, 6/1/67(5)	$110	$106,787

		$106,787

Total Corporate Bonds & Notes
(identified cost $2,383,133)		$2,522,293

See Notes to Financial Statements.
22

Global Dividend Income Portfolio

October 31, 2011

Portfolio of Investments — continued

Short-Term Investments — 0.7%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(7)	$2,998	$2,998,317

Total Short-Term Investments
(identified cost $2,998,317)		$2,998,317

Total Investments — 98.0%
(identified cost $354,387,831)		$402,044,068

Other Assets, Less Liabilities — 2.0%		$8,302,833

Net Assets — 100.0%		$410,346,901

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	- American Depositary Receipt
PFC Shares	- Preference Shares

(1)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2011.

(2)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2011, the aggregate value of these securities is $466,676 or 0.1% of the Portfolio’s net assets.

(3)	Non-income producing security.

(4)	Amount is less than 0.05%.

(5)	Security converts to floating rate after the indicated fixed-rate coupon period.

(6)	The maturity dates shown are the scheduled maturity date and final maturity date, respectively. The scheduled maturity date is earlier than the final maturity date due to the possibility of earlier repayment.

(7)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2011.

Country Concentration

	Percentage
Country	of Total Investments	Value

United States	54.4%	$218,685,564
United Kingdom	13.1	52,578,405
France	7.4	29,817,291
Germany	6.1	24,610,836
Switzerland	3.5	13,948,033
Ireland	3.2	12,911,040
Sweden	2.2	8,776,105
Italy	2.1	8,307,944
Taiwan	1.3	5,039,694
Bermuda	1.1	4,433,273
Australia	1.1	4,320,783
Netherlands	1.0	4,107,500
Israel	1.0	4,085,000
Belgium	1.0	3,881,929
Spain	0.5	1,997,148
Norway	0.3	1,400,706
Cayman Islands	0.0	144,500

Long-Term Investments	99.3%	$399,045,751

Short-Term Investments	0.7	2,998,317

Total Investments	100.0%	$402,044,068

See Notes to Financial Statements.
23

Global Dividend Income Portfolio

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Unaffiliated investments, at value (identified cost, $351,389,514)	$399,045,751
Affiliated investment, at value (identified cost, $2,998,317)	2,998,317
Foreign currency, at value (identified cost, $581,322)	562,531
Dividends and interest receivable	693,157
Interest receivable from affiliated investment	471
Receivable for investments sold	13,132,586
Tax reclaims receivable	2,323,526

Total assets	$418,756,339

Liabilities

Payable for investments purchased	$8,112,734
Payable to affiliates:
Investment adviser fee	218,896
Trustees’ fees	1,247
Accrued expenses	76,561

Total liabilities	$8,409,438

Net Assets applicable to investors’ interest in Portfolio	$410,346,901

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$362,542,976
Net unrealized appreciation	47,803,925

Total	$410,346,901

See Notes to Financial Statements.
24

Global Dividend Income Portfolio

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Dividends (net of foreign taxes, $3,595,424)	$32,134,086
Interest	180,123
Interest allocated from affiliated investment	8,616
Expenses allocated from affiliated investment	(635)

Total investment income	$32,322,190

Expenses

Investment adviser fee	$2,844,188
Trustees’ fees and expenses	15,054
Custodian fee	195,512
Legal and accounting services	40,061
Stock dividend tax	983
Miscellaneous	18,516

Total expenses	$3,114,314

Deduct —
Reduction of custodian fee	$28

Total expense reductions	$28

Net expenses	$3,114,286

Net investment income	$29,207,904

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$926,199
Investment transactions allocated from affiliated investment	310
Foreign currency transactions	(217,290)

Net realized gain	$709,219

Change in unrealized appreciation (depreciation) —
Investments	$(21,329,998)
Foreign currency	(104,057)

Net change in unrealized appreciation (depreciation)	$(21,434,055)

Net realized and unrealized loss	$(20,724,836)

Net increase in net assets from operations	$8,483,068

See Notes to Financial Statements.
25

Global Dividend Income Portfolio

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$29,207,904	$31,411,971
Net realized gain (loss) from investments, foreign currency and forward foreign currency exchange contract transactions	709,219	(28,469,319)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(21,434,055)	35,346,787

Net increase in net assets from operations	$8,483,068	$38,289,439

Capital transactions —
Contributions	$37,358,152	$34,036,332
Withdrawals	(70,247,902)	(45,771,871)

Net decrease in net assets from capital transactions	$(32,889,750)	$(11,735,539)

Net increase (decrease) in net assets	$(24,406,682)	$26,553,900

Net Assets

At beginning of year	$434,753,583	$408,199,683

At end of year	$410,346,901	$434,753,583

See Notes to Financial Statements.
26

Global Dividend Income Portfolio

October 31, 2011

Supplementary Data

	Year Ended October 31,

Ratios/Supplemental Data	2011		2010		2009	2008	2007

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.71%		0.74%		0.73%	0.75%	0.76%
Net investment income	6.68	%(2)	7.38	%(3)	8.04%	9.27%	6.77%
Portfolio Turnover	124%		156%		177%	256%	87%

Total Return	1.92%		9.75%		1.11%	(33.97)%	18.88%

Net assets, end of year (000’s omitted)	$410,347		$434,754		$408,200	$289,803	$316,239

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(2)	Includes special dividends equal to 1.23% of average daily net assets.
(3)	Includes special dividends equal to 0.84% of average daily net assets.

See Notes to Financial Statements.
27

Global Dividend Income Portfolio

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Global Dividend Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve total return by investing primarily in a diversified portfolio of equity securities that pay dividends. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2011, Eaton Vance Global Dividend Income Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share

28

Global Dividend Income Portfolio

October 31, 2011

Notes to Financial Statements — continued

of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

I Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2011, the Portfolio’s investment adviser fee amounted to $2,844,188 or 0.65% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $533,706,867 and $535,574,658, respectively, for the year ended October 31, 2011.

29

Global Dividend Income Portfolio

October 31, 2011

Notes to Financial Statements — continued

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$356,172,359

Gross unrealized appreciation	$57,631,630
Gross unrealized depreciation	(11,759,921)

Net unrealized appreciation	$45,871,709

The net unrealized appreciation on foreign currency transactions at October 31, 2011 on a federal income tax basis was $147,688.

5 Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million ($450 million prior to September 12, 2011) unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% (0.10% prior to September 12, 2011) on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2011.

6 Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

7 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

30

Global Dividend Income Portfolio

October 31, 2011

Notes to Financial Statements — continued

At October 31, 2011, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$32,361,960	$6,181,497		$—	$38,543,457
Consumer Staples	17,244,916	32,734,658		—	49,979,574
Energy	20,998,641	27,004,345		—	48,002,986
Financials	39,288,970	7,841,162		—	47,130,132
Health Care	20,040,246	17,549,974		—	37,590,220
Industrials	26,351,330	9,919,049		—	36,270,379
Information Technology	35,981,466	9,709,432		—	45,690,898
Materials	25,573,760	8,540,507		—	34,114,267
Telecommunication Services	2,999,411	17,161,268		—	20,160,679
Utilities	12,403,100	22,373,205		—	34,776,305

Total Common Stocks	$233,243,800	$159,015,097	*	$—	$392,258,897

Preferred Stocks
Financials	$2,439,478	$1,825,083		$—	$4,264,561

Total Preferred Stocks	$2,439,478	$1,825,083		$—	$4,264,561

Corporate Bonds & Notes	$—	$2,522,293		$—	$2,522,293
Short-Term Investments	—	2,998,317		—	2,998,317

Total	$235,683,278	$166,360,790		$—	$402,044,068

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of October 31, 2010 whose fair value was determined using Level 3 inputs. At October 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

31

Global Dividend Income Portfolio

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Dividend Income Portfolio:

We have audited the accompanying statement of assets and liabilities of Global Dividend Income Portfolio (the “Portfolio”), including the portfolio of investments as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Global Dividend Income Portfolio as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 20, 2011

32

Eaton Vance
Global Dividend Income Fund

October 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Dividend Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
with the
	Trust and		Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Of the Trust since 2005 and of the Portfolio since 2006	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Of the Trust since 2003 and of the Portfolio since 2006	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

33

Eaton Vance
Global Dividend Income Fund

October 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and		Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Of the Trust since 2003 and of the Portfolio since 2006	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2006	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007; Trustee of the Trust since 2005 and of the Portfolio since 2006	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust and Vice President of the Portfolio	Since 2011(2)	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Judith A. Saryan 1954	President of the Portfolio	Since 2011(3)	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President of the Trust	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

34

Eaton Vance
Global Dividend Income Fund

October 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust since 2004 and of the Portfolio since 2006	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	Prior to 2011, Mr. Richardson was Vice President of the Trust since 2001 and President of the Portfolio since 2006.
(3)	Prior to 2011, Ms. Saryan was Vice President of the Portfolio since 2006.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

35

Eaton Vance
Global Dividend Income Fund

October 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

36

Investment Adviser of Global Dividend Income Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Global Dividend Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2634-12/11	DIVISRC

Eaton Vance Emerging Markets Local Income Fund Annual Report October 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2011
Eaton Vance
Emerging Markets Local Income Fund

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	17	and 51
Federal Tax Information	18
Management and Organization	52
Important Notices	55

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
During the 12 months ending October 31, 2011, the markets digested a significant number of historical events that established price volatility as normal rather than the exception in global financial markets. Citing a lack of political will in the United States, Standard & Poor’s lowered its credit rating on U.S. sovereign debt. The European sovereign debt crisis deteriorated, as policymakers within the eurozone squandered opportunities to address the issues in a meaningful manner. The tragic Tohoku earthquake and tsunami in Japan seriously disrupted global supply chains and adversely affected global economic growth.
The United States and the eurozone economies grew at an anemic pace during the period, as annual growth lagged 2.0% in both regions. The U.S. economy continued to suffer from an unemployment rate that stubbornly averaged above 9.0% during the period and headline inflation that more than tripled to 3.9% by the end of the period. The debt issues in the eurozone evolved from original concerns regarding Greece’s liquidity to a full-fledged solvency crisis surrounding additional periphery countries, including Italy and Spain, and European banks. European consumer and business confidence indicators trended lower in response, dragging economic growth to a near standstill by the end of the period. In contrast to the economic weakness in the U.S. and the eurozone, emerging-market economies led global growth. Most Asian and Latin American economies grew at annual rates above 4.0%.

Global bond markets generally favored the most liquid instruments over riskier assets. Despite the fiscal concerns in the United States and the eurozone, U.S. Treasuries and German Bund yields fell across the curve. In contrast, sovereign yields in the larger economies of the eurozone rose significantly in response to the markets’ concerns about solvency and future growth prospects. Emerging-market growth was strong for most of the year, but moderated towards the end of the period as the global inventory cycle slowed and the crisis in Europe intensified.
Fund Performance
For the fiscal year ending October 31, 2011, Eaton Vance Emerging Markets Local Income Fund’s Class A shares at net asset value (NAV) had a total return of -0.33%. By comparison, the Fund’s benchmark, the J.P. Morgan GBI-EM Global Diversified Index (the Index),2 gained 1.53% during the period.
The Fund’s overweight positions relative to the Index in Turkey, Indonesia, Malaysia and Poland detracted from performance. Investments in those countries declined relative to the Index, although the overall effect was somewhat mitigated by the Fund’s short position in the euro, which contributed to performance since the euro depreciated slightly during the period.
In Asia, the Fund’s benchmark positions detracted from performance as investments in Indonesia, Malaysia, Philippines and Thailand underperformed relative the Index. Conversely, gains on other benchmark exposures, particularly in China and Taiwan, contributed positively to performance.

In Latin America, investments in four out of the five benchmark countries underperformed the Index on a relative basis. However, the Fund’s exposure to Chile, a benchmark country, and investments in other off-benchmark countries in the region led to gains that somewhat offset losses from Brazil, Colombia, Mexico and Peru.
Investments in the benchmark countries in central and eastern Europe also underperformed the Index on a relative basis. The effects of the debt crisis in the eurozone negatively affected Poland and the Czech Republic, and their currencies, the zloty and koruna, respectively, depreciated versus the euro, which held up reasonably well despite the turmoil surrounding the crisis. Conversely, off-benchmark investments in the region provided positive return.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2011
Performance2,3

Portfolio Managers Mark Venezia, CFA; John R. Baur; Michael A. Cirami, CFA

			Since
% Average Annual Total Returns	Inception Date	1 Year	Inception

Class A at NAV	6/27/2007	-0.33%	9.29%
Class A at 4.75% Maximum Sales Charge	—	-5.06	8.07
Class C at NAV	8/3/2010	-1.02	3.63
Class C at 1% Maximum Sales Charge	—	-1.95	3.63
Class I at NAV	11/30/2009	-0.03	8.06

J.P. Morgan GBI-EM Global Diversified Index	6/27/2007	1.53%	10.09%

Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I

Gross	1.61%	2.31%	1.31%
Net	1.25	1.95	0.95
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
	Period Beginning	At NAV	Sales Charge

Class C	8/3/10	$10,455	N.A.

Class I	11/30/09	$11,610	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2011
Fund Profile5

Asset Allocation (% of net assets; excluding derivatives)

Foreign Currency Exposure (% of net assets)6

Malaysia	12.4%
Turkey	12.3
Indonesia	11.7
Mexico	11.7
Poland	10.8
Brazil	10.6
South Africa	8.9
Thailand	8.7
Russia	7.9
Serbia	6.0
Hungary	5.9
Colombia	4.3
China	3.6
South Korea	2.1
Peru	2.0
Philippines	1.9
Romania	1.7
Hong Kong	1.7
Sweden	1.7
Chile	1.4
India	1.3
Platinum	1.2
Singapore	1.1
Uruguay	1.1
Dominican Republic	1.0
Norway	0.9
Albania	0.6
Ghana	0.4
Zambia	0.3
Uganda	0.3
Kazakhstan	0.2
Egypt	0.0
New Zealand	0.0
Sri Lanka	0.0
Iceland	0.0
Lebanon	0.0
Costa Rica	0.0
Israel	0.0
Australia	0.0
Gold	-0.0
Japan	-0.4
Croatia	-1.0
Taiwan	-2.6
Euro	-12.1

Total Long	135.7

Total Short	-16.1

Total Net	119.6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	J.P. Morgan GBI-EM Global Diversified Index is an unmanaged index of local-currency bonds with maturities of more than one year issued by emerging markets governments. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/28/12. Without the reimbursement, performance would have been lower.

[5]	Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. References to investments are to the Portfolio’s holdings.

[6]	Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

5

Eaton Vance
Emerging Markets Local Income Fund

October 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 – October 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid		Annualized
	Account Value	Account Value	During Period*		Expense
	(5/1/11)	(10/31/11)	(5/1/11 – 10/31/11)		Ratio

Actual
Class A	$1,000.00	$942.40	$6.71	**	1.37%
Class C	$1,000.00	$939.20	$10.12	**	2.07%
Class I	$1,000.00	$944.20	$5.24	**	1.07%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.30	$6.97	**	1.37%
Class C	$1,000.00	$1,014.80	$10.51	**	2.07%
Class I	$1,000.00	$1,019.80	$5.45	**	1.07%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2011. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance
Emerging Markets Local Income Fund

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Investment in Emerging Markets Local Income Portfolio, at value (identified cost, $643,286,471)	$625,589,733
Receivable for Fund shares sold	3,530,319
Receivable from affiliate	120,142

Total assets	$629,240,194

Liabilities

Payable for Fund shares redeemed	$4,364,171
Distributions payable	927,725
Payable to affiliates:
Distribution and service fees	158,525
Trustees’ fees	42
Accrued expenses	200,182

Total liabilities	$5,650,645

Net Assets	$623,589,549

Sources of Net Assets

Paid-in capital	$655,401,310
Accumulated net realized loss from Portfolio	(13,088,670)
Accumulated distributions in excess of net investment income	(1,026,353)
Net unrealized depreciation from Portfolio	(17,696,738)

Total	$623,589,549

Class A Shares

Net Assets	$307,098,212
Shares Outstanding	30,646,417
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.02
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.52

Class C Shares

Net Assets	$99,259,804
Shares Outstanding	9,895,122
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.03

Class I Shares

Net Assets	$217,231,533
Shares Outstanding	21,604,102
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.06

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.
7

Eaton Vance
Emerging Markets Local Income Fund

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Interest allocated from Portfolio (net of foreign taxes, $911,611)	$29,500,070
Expenses allocated from Portfolio	(4,669,287)

Total investment income from Portfolio	$24,830,783

Expenses

Distribution and service fees
Class A	$827,832
Class C	762,101
Trustees’ fees and expenses	500
Custodian fee	38,938
Transfer and dividend disbursing agent fees	447,463
Legal and accounting services	16,624
Printing and postage	184,257
Registration fees	200,276
Miscellaneous	12,227

Total expenses	$2,490,218

Deduct —
Allocation of expenses to affiliate	$343,310

Total expense reductions	$343,310

Net expenses	$2,146,908

Net investment income	$22,683,875

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(2,082,068)
Written options	81,313
Securities sold short	301,964
Futures contracts	(649,708)
Swap contracts	711,318
Forward commodity contracts	(842,683)
Foreign currency and forward foreign currency exchange contract transactions	(10,194,696)

Net realized loss	$(12,674,560)

Change in unrealized appreciation (depreciation) —
Investments (including net increase of $114,259 from precious metals)	$(24,803,998)
Securities sold short	480,604
Futures contracts	(166,237)
Swap contracts	4,753,204
Forward commodity contracts	(549,358)
Foreign currency and forward foreign currency exchange contracts	(773,297)

Net change in unrealized appreciation (depreciation)	$(21,059,082)

Net realized and unrealized loss	$(33,733,642)

Net decrease in net assets from operations	$(11,049,767)

See Notes to Financial Statements.
8

Eaton Vance
Emerging Markets Local Income Fund

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$22,683,875	$1,806,045
Net realized gain (loss) from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	(12,674,560)	568,381
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	(21,059,082)	3,601,040

Net increase (decrease) in net assets from operations	$(11,049,767)	$5,975,466

Distributions to shareholders —
From net investment income
Class A	$(13,766,599)	$(1,701,501)
Class C	(3,432,849)	(73,913)
Class I	(8,012,176)	(427,811)
From net realized gain
Class A	—	(330,215)
Class C	—	(55,007)
Class I	—	(93,260)
Tax return of capital
Class A	(6,681,169)	(252,332)
Class C	(1,666,022)	(10,961)
Class I	(3,888,448)	(63,444)

Total distributions to shareholders	$(37,447,263)	$(3,008,444)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$334,593,866	$193,999,320
Class C	80,573,397	34,001,161
Class I	259,135,813	46,894,593
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	16,566,127	1,414,337
Class C	3,845,238	113,302
Class I	8,032,444	264,128
Cost of shares redeemed
Class A	(192,302,074)	(27,446,981)
Class C	(12,406,580)	(145,551)
Class I	(82,306,954)	(996,728)

Net increase in net assets from Fund share transactions	$415,731,277	$248,097,581

Net increase in net assets	$367,234,247	$251,064,603

Net Assets

At beginning of year	$256,355,302	$5,290,699

At end of year	$623,589,549	$256,355,302

Accumulated distributions in excess of net investment income included in net assets

At end of year	$(1,026,353)	$(114,542)

See Notes to Financial Statements.
9

Eaton Vance
Emerging Markets Local Income Fund

October 31, 2011

Financial Highlights

	Class A

	Year Ended October 31,
						Period Ended
	2011		2010	2009	2008	October 31, 2007(1)

Net asset value — Beginning of period	$10.830		$9.850	$8.280	$10.770	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.470		$0.450	$0.487	$0.475	$0.165
Net realized and unrealized gain (loss)	(0.498)		1.312	1.864	(1.727)	0.732

Total income (loss) from operations	$(0.028)		$1.762	$2.351	$(1.252)	$0.897

Less Distributions

From net investment income	$(0.527)		$(0.658)	$(0.781)	$(0.640)	$(0.259)
From net realized gain	—		(0.026)	—	(0.381)	—
Tax return of capital	(0.255)		(0.098)	—	(0.217)	—

Total distributions	$(0.782)		$(0.782)	$(0.781)	$(1.238)	$(0.259)

Capital contribution from administrator(2)	$—		$—	$—	$—	$0.132

Net asset value — End of period	$10.020		$10.830	$9.850	$8.280	$10.770

Total Return(3)	(0.33)%		18.65%	30.05%	(13.38)%	10.44	%(4)(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$307,098		$175,501	$5,291	$1,529	$11
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)(8)	1.33	%(9)	1.25%	1.25%	1.25%	1.25	%(10)
Net investment income	4.48%		4.28%	5.37%	4.73%	4.67	%(10)
Portfolio Turnover of the Portfolio	16%		17%	26%	38%	2	%(4)

(1)	For the period from the start of business, June 27, 2007, to October 31, 2007.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Not annualized.
(5)	Absent a capital contribution by the administrator for the period from the start of business, June 27, 2007, to October 31, 2007, total return would have been 9.12%.
(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(8)	The administrator subsidized certain operating expenses (equal to 0.07%, 0.36%, 4.25%, 4.63% and 287.76% of average daily net assets for the years ended October 31, 2011, 2010, 2009 and 2008 and for the period from the start of business, June 27, 2007, to October 31, 2007, respectively).
(9)	Includes interest expense on securities sold short of 0.08%.
(10)	Annualized.

See Notes to Financial Statements.
10

Eaton Vance
Emerging Markets Local Income Fund

October 31, 2011

Financial Highlights — continued

	Class C

	Year Ended		Period Ended
	October 31, 2011		October 31, 2010(1)

Net asset value — Beginning of period	$10.840		$10.430

Income (Loss) From Operations

Net investment income(2)	$0.395		$0.073
Net realized and unrealized gain (loss)	(0.497)		0.510

Total income (loss) from operations	$(0.102)		$0.583

Less Distributions

From net investment income	$(0.477)		$(0.128)
From net realized gain	—		(0.026)
Tax return of capital	(0.231)		(0.019)

Total distributions	$(0.708)		$(0.173)

Net asset value — End of period	$10.030		$10.840

Total Return(3)	(1.02)%		5.63	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$99,260		$34,064
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	2.03	%(8)	1.95	%(9)
Net investment income	3.77%		2.74	%(9)
Portfolio Turnover of the Portfolio	16%		17	%(10)

(1)	For the period from commencement of operations on August 3, 2010 to October 31, 2010.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Not annualized.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	The administrator subsidized certain operating expenses (equal to 0.07% and 0.36% of average daily net assets for the year ended October 31, 2011 and for the period from commencement of operations on August 3, 2010 to October 31, 2010, respectively).
(8)	Includes interest expense on securities sold short of 0.08%.
(9)	Annualized.
(10)	For the Portfolio’s year ended October 31, 2010.

See Notes to Financial Statements.
11

Eaton Vance
Emerging Markets Local Income Fund

October 31, 2011

Financial Highlights — continued

	Class I

	Year Ended		Period Ended
	October 31, 2011		October 31, 2010(1)

Net asset value — Beginning of period	$10.870		$10.060

Income (Loss) From Operations

Net investment income(2)	$0.507		$0.438
Net realized and unrealized gain (loss)	(0.505)		1.115

Total income from operations	$0.002		$1.553

Less Distributions

From net investment income	$(0.547)		$(0.624)
From net realized gain	—		(0.026)
Tax return of capital	(0.265)		(0.093)

Total distributions	$(0.812)		$(0.743)

Net asset value — End of period	$10.060		$10.870

Total Return(3)	(0.03)%		16.13	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$217,232		$46,791
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	1.04	%(8)	0.95	%(9)
Net investment income	4.81%		4.51	%(9)
Portfolio Turnover of the Portfolio	16%		17	%(10)

(1)	For the period from commencement of operations on November 30, 2009 to October 31, 2010.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	The administrator subsidized certain operating expenses (equal to 0.07% and 0.36% of average daily net assets for the year ended October 31, 2011 and for the period from commencement of operations on November 30, 2009 to October 31, 2010, respectively).
(8)	Includes interest expense on securities sold short of 0.09%.
(9)	Annualized.
(10)	For the Portfolio’s year ended October 31, 2010.

See Notes to Financial Statements.
12

Eaton Vance
Emerging Markets Local Income Fund

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Emerging Markets Local Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Notes 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Emerging Markets Local Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (77.9% at October 31, 2011). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $9,835,315 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2019. In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2011.

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

13

Eaton Vance
Emerging Markets Local Income Fund

October 31, 2011

Notes to Financial Statements — continued

2 Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2011 and October 31, 2010 was as follows:

	Year Ended October 31,

	2011	2010

Distributions declared from:
Ordinary income	$25,211,624	$2,203,225
Long-term capital gains	$—	$478,482
Tax return of capital	$12,235,639	$326,737

During the year ended October 31, 2011, accumulated distributions in excess of net investment income was decreased by $1,615,938, accumulated net realized loss was increased by $268,878 and paid-in capital was decreased by $1,347,060 due to differences between book and tax accounting, primarily for foreign currency gain (loss), swap contracts, premium amortization, paydown gain (loss) and the Portfolio’s investment in a subsidiary. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(9,835,315)
Net unrealized depreciation	$(21,048,721)
Other temporary differences	$(927,725)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the timing of recognizing distributions to shareholders, swap contracts, foreign currency transactions, tax accounting for straddle transactions, options contracts, futures contracts, wash sales, partnership allocations and premium amortization.

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On Investable Assets of $1 billion and over the annual fee is reduced. For the year ended October 31, 2011, the Fund incurred no adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.25%, 1.95% and 0.95% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2012. Pursuant to this agreement, EVM was allocated $343,310 of the Fund’s operating expenses for the year ended October 31, 2011.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2011, EVM earned $14,556 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $243,715 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2011. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

14

Eaton Vance
Emerging Markets Local Income Fund

October 31, 2011

Notes to Financial Statements — continued

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2011 amounted to $827,832 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2011, the Fund paid or accrued to EVD $571,576 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2011 amounted to $190,525 for Class C shares.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended October 31, 2011, the Fund was informed that EVD received approximately $37,000 and $14,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6 Investment Transactions

For the year ended October 31, 2011, increases and decreases in the Fund’s investment in the Portfolio aggregated $467,695,988 and $81,137,733, respectively.

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,

Class A	2011	2010

Sales	31,606,118	18,183,048
Issued to shareholders electing to receive payments of distributions in Fund shares	1,584,723	133,736
Redemptions	(18,743,298)	(2,654,878)

Net increase	14,447,543	15,661,906

15

Eaton Vance
Emerging Markets Local Income Fund

October 31, 2011

Notes to Financial Statements — continued

	Year Ended	Period Ended
Class C	October 31, 2011	October 31, 2010(1)

Sales	7,597,595	3,144,431
Issued to shareholders electing to receive payments of distributions in Fund shares	367,942	10,463
Redemptions	(1,211,880)	(13,429)

Net increase	6,753,657	3,141,465

	Year Ended	Period Ended
Class I	October 31, 2011	October 31, 2010(2)

Sales	24,542,760	4,376,312
Issued to shareholders electing to receive payments of distributions in Fund shares	766,509	24,649
Redemptions	(8,011,451)	(94,677)

Net increase	17,297,818	4,306,284

(1)	For the period from commencement of operations on August 3, 2010 to October 31, 2010.
(2)	For the period from commencement of operations on November 30, 2009 to October 31, 2010.

16

Eaton Vance
Emerging Markets Local Income Fund

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Emerging Markets Local Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging Markets Local Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from the start of business, June 27, 2007, to October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Emerging Markets Local Income Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from the start of business, June 27, 2007, to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 21, 2011

17

Eaton Vance
Emerging Markets Local Income Fund

October 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the foreign tax credit.

Foreign Tax Credit. The Fund paid foreign taxes of $911,611 and recognized foreign source income of $28,107,151.

18

Emerging Markets Local Income Portfolio

October 31, 2011

Consolidated Portfolio of Investments

Foreign Government Bonds — 71.6%

		Principal
Security		Amount	Value

Albania — 0.5%

Republic of Albania, 7.50%, 11/4/15	EUR	3,500,000	$4,342,915

Total Albania			$4,342,915

Bermuda — 0.1%

Government of Bermuda, 5.603%, 7/20/20(1)	USD	900,000	$993,014

Total Bermuda			$993,014

Brazil — 5.5%

Nota Do Tesouro Nacional, 6.00%, 5/15/15(2)	BRL	478,943	$287,345
Nota Do Tesouro Nacional, 10.00%, 1/1/13	BRL	5,118,000	2,968,818
Nota Do Tesouro Nacional, 10.00%, 1/1/14	BRL	23,509,000	13,491,812
Nota Do Tesouro Nacional, 10.00%, 1/1/17	BRL	21,314,000	11,775,245
Nota Do Tesouro Nacional, 10.00%, 1/1/21	BRL	16,127,000	8,633,442
Republic of Brazil, 10.25%, 1/10/28	BRL	620,000	403,559
Republic of Brazil, 12.50%, 1/5/16	BRL	10,030,000	6,835,251

Total Brazil			$44,395,472

Chile — 1.3%

Government of Chile, 2.10%, 9/1/15(2)	CLP	88,415,920	$178,932
Government of Chile, 3.00%, 1/1/15(2)	CLP	773,639,300	1,598,518
Government of Chile, 6.00%, 3/1/17	CLP	70,000,000	147,588
Government of Chile, 6.00%, 1/1/18	CLP	1,020,000,000	2,161,205
Government of Chile, 6.00%, 3/1/18	CLP	2,350,000,000	4,979,247
Government of Chile, 6.00%, 1/1/20	CLP	465,000,000	999,634

Total Chile			$10,065,124

Colombia — 3.6%

Republic of Colombia, 7.75%, 4/14/21	COP	9,341,000,000	$5,900,649
Republic of Colombia, 9.85%, 6/28/27	COP	8,093,000,000	6,142,309
Republic of Colombia, 12.00%, 10/22/15	COP	19,718,000,000	13,442,583
Titulos De Tesoreria B, 11.25%, 10/24/18	COP	5,461,000,000	3,594,134

Total Colombia			$29,079,675

Congo — 0.2%

Republic of Congo, 3.00%, 6/30/29	USD	2,333,200	$1,609,908

Total Congo			$1,609,908

Costa Rica — 0.0%(3)

Titulo Propiedad Ud, 1.00%, 1/12/22(2)	CRC	53,862,810	$84,570
Titulo Propiedad Ud, 1.63%, 7/13/16(2)	CRC	6,051,162	11,133

Total Costa Rica			$95,703

Dominican Republic — 1.0%

Dominican Republic, 16.00%, 7/10/20(1)	DOP	38,000,000	$996,491
Dominican Republic “Bonos Internos” Total Return Linked Bond (Citibank, N.A.), 13.00%, 2/25/13(4)	DOP	107,000,000	2,748,922
Dominican Republic “Bonos Internos” Total Return Linked Bond (Citibank, N.A.), 15.00%, 3/12/12(4)	DOP	82,000,000	2,151,628
Dominican Republic “Bonos Internos” Total Return Linked Bond (Citibank, N.A.), 16.00%, 7/10/20(4)	DOP	67,800,000	1,761,638

Total Dominican Republic			$7,658,679

Egypt — 0.0%(3)

Arab Republic of Egypt, 8.75%, 7/18/12(1)	EGP	1,690,000	$270,151

Total Egypt			$270,151

Greece — 0.0%(3)

Hellenic Republic Government Bond, 6.10%, 8/20/15	EUR	225,000	$127,708

Total Greece			$127,708

Hungary — 5.5%

Hungary Government Bond, 5.50%, 2/12/14	HUF	2,120,600,000	$9,327,686
Hungary Government Bond, 5.50%, 2/12/16	HUF	1,510,700,000	6,407,476
Hungary Government Bond, 6.00%, 10/24/12	HUF	190,970,000	862,789
Hungary Government Bond, 6.00%, 11/24/23	HUF	195,000,000	759,975
Hungary Government Bond, 6.50%, 6/24/19	HUF	579,100,000	2,461,436
Hungary Government Bond, 6.75%, 2/12/13	HUF	785,300,000	3,558,241
Hungary Government Bond, 6.75%, 2/24/17	HUF	1,554,520,000	6,844,627
Hungary Government Bond, 6.75%, 11/24/17	HUF	1,123,980,000	4,939,398
Hungary Government Bond, 7.00%, 6/24/22	HUF	435,000,000	1,862,301
Hungary Government Bond, 7.50%, 10/24/13	HUF	796,000,000	3,650,672
Hungary Government Bond, 7.50%, 11/12/20	HUF	668,800,000	3,014,190
Hungary Government Bond, 8.00%, 2/12/15	HUF	60,000,000	278,099

Total Hungary			$43,966,890

Indonesia — 9.7%

Indonesia Government, 7.375%, 9/15/16	IDR	43,648,000,000	$5,329,918
Indonesia Government, 8.25%, 7/15/21	IDR	4,730,000,000	610,274

See Notes to Consolidated Financial Statements.
19

Emerging Markets Local Income Portfolio

October 31, 2011

Consolidated Portfolio of Investments — continued

		Principal
Security		Amount	Value

Indonesia (continued)

Indonesia Government, 8.375%, 9/15/26	IDR	14,100,000,000	$1,814,696
Indonesia Government, 9.00%, 9/15/13	IDR	26,300,000,000	3,181,485
Indonesia Government, 9.00%, 9/15/18	IDR	42,550,000,000	5,593,759
Indonesia Government, 9.50%, 6/15/15	IDR	33,485,000,000	4,282,040
Indonesia Government, 9.50%, 7/15/23	IDR	35,245,000,000	4,883,803
Indonesia Government, 9.50%, 7/15/31	IDR	110,105,000,000	15,480,827
Indonesia Government, 9.50%, 5/15/41	IDR	11,043,000,000	1,563,983
Indonesia Government, 9.75%, 5/15/37	IDR	28,656,000,000	4,094,870
Indonesia Government, 10.00%, 7/15/17	IDR	10,200,000,000	1,388,084
Indonesia Government, 10.00%, 9/15/24	IDR	22,100,000,000	3,184,664
Indonesia Government, 10.00%, 2/15/28	IDR	8,560,000,000	1,240,124
Indonesia Government, 10.25%, 7/15/27	IDR	22,325,000,000	3,292,290
Indonesia Government, 10.50%, 8/15/30	IDR	45,960,000,000	6,976,852
Indonesia Government, 10.50%, 7/15/38	IDR	10,900,000,000	1,672,093
Indonesia Government, 11.00%, 11/15/20	IDR	14,560,000,000	2,171,934
Indonesia Government, 11.00%, 9/15/25	IDR	16,440,000,000	2,553,837
Indonesia Government, 11.25%, 5/15/14	IDR	16,743,000,000	2,161,176
Indonesia Government, 11.50%, 9/15/19	IDR	25,200,000,000	3,795,295
Indonesia Government, 12.50%, 3/15/13	IDR	23,815,000,000	2,959,608

Total Indonesia			$78,231,612

Israel — 0.1%

Israel Government Bond, 3.00%, 10/31/19(2)	ILS	577,332	$173,053
Israel Government Bond, 5.00%, 4/30/15(2)	ILS	1,464,893	458,624

Total Israel			$631,677

Malaysia — 4.7%

Malaysia Government, 3.21%, 5/31/13	MYR	5,925,000	$1,939,485
Malaysia Government, 3.502%, 5/31/27	MYR	4,125,000	1,266,352
Malaysia Government, 3.70%, 5/15/13	MYR	6,355,000	2,095,495
Malaysia Government, 3.741%, 2/27/15	MYR	24,076,000	7,973,864
Malaysia Government, 3.814%, 2/15/17	MYR	7,003,000	2,324,498
Malaysia Government, 4.012%, 9/15/17	MYR	10,786,000	3,610,779
Malaysia Government, 4.16%, 7/15/21	MYR	19,738,000	6,654,331
Malaysia Government, 4.24%, 2/7/18	MYR	15,775,000	5,344,625
Malaysia Government, 4.378%, 11/29/19	MYR	3,750,000	1,283,914
Malaysia Government, 4.392%, 4/15/26	MYR	4,047,000	1,379,515
Malaysia Government, 4.498%, 4/15/30	MYR	3,480,000	1,204,587
Malaysia Government, 5.094%, 4/30/14	MYR	7,416,000	2,531,890

Total Malaysia			$37,609,335

Mexico — 4.8%

Government of Mexico, 7.25%, 12/15/16	MXN	20,800,000	$1,714,456
Government of Mexico, 7.50%, 6/3/27	MXN	30,480,000	2,437,007
Government of Mexico, 7.75%, 12/14/17	MXN	9,500,000	803,861
Government of Mexico, 8.00%, 12/19/13	MXN	61,900,000	4,971,596
Government of Mexico, 8.00%, 6/11/20	MXN	21,018,000	1,794,304
Government of Mexico, 8.50%, 12/13/18	MXN	6,832,600	598,301
Government of Mexico, 8.50%, 5/31/29	MXN	39,000,000	3,350,699
Government of Mexico, 8.50%, 11/18/38	MXN	36,100,000	3,034,020
Government of Mexico, 9.00%, 6/20/13	MXN	73,000,000	5,862,776
Government of Mexico, 9.50%, 12/18/14	MXN	23,060,000	1,967,533
Government of Mexico, 10.00%, 12/5/24	MXN	63,550,000	6,265,481
Government of Mexico, 10.00%, 11/20/36	MXN	56,570,000	5,454,015

Total Mexico			$38,254,049

Peru — 2.0%

Republic of Peru, 6.90%, 8/12/37(1)	PEN	2,367,000	$929,118
Republic of Peru, 6.90%, 8/12/37	PEN	2,700,000	1,059,831
Republic of Peru, 6.90%, 8/12/37(5)	PEN	4,730,000	1,856,666
Republic of Peru, 6.95%, 8/12/31	PEN	2,000,000	790,158
Republic of Peru, 7.84%, 8/12/20	PEN	1,130,000	479,503
Republic of Peru, 7.84%, 8/12/20(5)	PEN	11,470,000	4,867,165
Republic of Peru, 8.20%, 8/12/26	PEN	5,775,000	2,570,886
Republic of Peru, 8.60%, 8/12/17	PEN	5,305,000	2,328,924
Republic of Peru, 9.91%, 5/5/15	PEN	1,760,000	766,668

Total Peru			$15,648,919

Philippines — 0.8%

Philippine Government International Bond, 4.95%, 1/15/21	PHP	139,000,000	$3,145,964
Philippine Government International Bond, 6.25%, 1/14/36	PHP	150,000,000	3,429,422

Total Philippines			$6,575,386

Poland — 0.6%

Poland Government Bond, 3.00%, 8/24/16(2)	PLN	1,856,857	$588,906
Poland Government Bond, 4.75%, 4/25/12	PLN	2,010,000	632,053
Poland Government Bond, 5.25%, 10/25/17	PLN	3,575,000	1,125,504
Poland Government Bond, 5.75%, 9/23/22	PLN	5,420,000	1,711,530
Poland Government Bond, 6.25%, 10/24/15	PLN	2,900,000	956,225

Total Poland			$5,014,218

Russia — 6.8%

Russia Foreign Bond, 7.85%, 3/10/18(1)	RUB	600,000,000	$20,433,893
Russia Foreign Bond, 7.85%, 3/10/18(5)	RUB	250,000,000	8,514,122
Russia Government Bond, 7.00%, 6/3/15	RUB	104,418,000	3,388,329
Russia Government Bond, 7.10%, 3/13/14	RUB	449,000,000	14,786,100

See Notes to Consolidated Financial Statements.
20

Emerging Markets Local Income Portfolio

October 31, 2011

Consolidated Portfolio of Investments — continued

		Principal
Security		Amount	Value

Russia (continued)

Russia Government Bond, 7.35%, 1/20/16	RUB	68,000,000	$2,216,580
Russia Government Bond, 7.40%, 6/14/17	RUB	103,974,000	3,357,965
Russia Government Bond, 7.60%, 4/14/21	RUB	70,000,000	2,162,988

Total Russia			$54,859,977

Serbia — 2.4%

Serbia Treasury Bill, 0.00%, 8/9/12	RSD	230,950,000	$2,889,890
Serbia Treasury Bill, 0.00%, 9/6/12	RSD	403,070,000	4,995,748
Serbia Treasury Bill, 0.00%, 11/22/12	RSD	401,520,000	4,845,641
Serbia Treasury Bill, 0.00%, 4/25/13	RSD	539,100,000	6,177,321

Total Serbia			$18,908,600

South Africa — 6.5%

Republic of South Africa, 2.75%, 1/31/22(2)	ZAR	33,746,594	$4,381,465
Republic of South Africa, 6.25%, 3/31/36	ZAR	64,175,000	6,078,247
Republic of South Africa, 6.75%, 3/31/21	ZAR	45,745,000	5,362,227
Republic of South Africa, 7.00%, 2/28/31	ZAR	19,600,000	2,065,095
Republic of South Africa, 7.25%, 1/15/20	ZAR	32,400,000	3,913,486
Republic of South Africa, 7.50%, 1/15/14	ZAR	34,500,000	4,475,605
Republic of South Africa, 8.25%, 9/15/17	ZAR	19,430,000	2,558,465
Republic of South Africa, 8.75%, 12/21/14	ZAR	29,990,000	4,053,969
Republic of South Africa, 10.50%, 12/21/26	ZAR	30,356,000	4,558,660
Republic of South Africa, 13.50%, 9/15/15	ZAR	81,005,000	12,595,050
South African Government Bond – CPI Linked, 2.50%, 1/31/17(2)	ZAR	6,308,296	852,035
South African Government Bond – CPI Linked, 2.60%, 3/31/28(2)	ZAR	6,426,112	808,983
South African Government Bond – CPI Linked, 5.50%, 12/7/23(2)	ZAR	3,054,678	497,379

Total South Africa			$52,200,666

Sri Lanka — 0.1%

Republic of Sri Lanka, 6.25%, 10/4/20(1)	USD	950,000	$971,375

Total Sri Lanka			$971,375

Taiwan — 0.3%

Taiwan Government Bond, 0.25%, 2/10/12	TWD	74,400,000	$2,484,838

Total Taiwan			$2,484,838

Thailand — 4.3%

Kingdom of Thailand, 3.125%, 12/11/15	THB	120,041,000	$3,891,120
Kingdom of Thailand, 3.625%, 6/16/23	THB	75,523,000	2,471,046
Kingdom of Thailand, 3.85%, 12/12/25	THB	141,323,000	4,697,167
Kingdom of Thailand, 3.875%, 6/13/19	THB	44,600,000	1,517,211
Kingdom of Thailand, 4.25%, 3/13/13	THB	168,678,000	5,552,913
Kingdom of Thailand, 4.50%, 4/9/24	THB	61,371,000	2,176,992
Kingdom of Thailand, 4.75%, 12/20/24	THB	30,000,000	1,090,998
Kingdom of Thailand, 5.125%, 3/13/18	THB	9,053,000	326,111
Kingdom of Thailand, 5.25%, 5/12/14	THB	275,409,000	9,384,327
Kingdom of Thailand, 5.67%, 3/13/28	THB	92,500,000	3,723,671

Total Thailand			$34,831,556

Turkey — 10.1%

Turkey Government Bond, 0.00%, 8/8/12	TRY	2,846,000	$1,496,467
Turkey Government Bond, 0.00%, 11/7/12	TRY	30,808,000	15,800,215
Turkey Government Bond, 4.00%, 4/1/20(2)	TRY	9,961,017	6,041,162
Turkey Government Bond, 8.00%, 10/9/13	TRY	15,615,000	8,649,000
Turkey Government Bond, 9.00%, 1/27/16	TRY	5,100,000	2,846,471
Turkey Government Bond, 10.00%, 1/9/13	TRY	14,695,000	8,320,159
Turkey Government Bond, 10.00%, 4/10/13	TRY	29,195,000	16,517,528
Turkey Government Bond, 10.00%, 6/17/15	TRY	7,800,000	4,498,982
Turkey Government Bond, 10.50%, 1/15/20	TRY	6,051,000	3,623,620
Turkey Government Bond, 11.00%, 8/6/14	TRY	17,891,000	10,506,562
Turkey Government Bond, 14.00%, 9/26/12	TRY	1,790,000	1,050,679
Turkey Government Bond, 16.00%, 3/7/12	TRY	1,270,000	733,604
Turkey Government Bond, 16.00%, 8/28/13	TRY	1,330,000	837,831

Total Turkey			$80,922,280

Uruguay — 0.1%

Monetary Regulation Bill, 0.00%, 8/15/13	UYU	5,900,000	$256,493
Republic of Uruguay, 5.00%, 9/14/18(2)	UYU	15,121,070	845,126

Total Uruguay			$1,101,619

Venezuela — 0.6%

Bolivarian Republic of Venezuela, 7.00%, 3/31/38(5)	USD	6,137,000	$3,544,117
Bolivarian Republic of Venezuela, 9.25%, 5/7/28(5)	USD	1,368,100	916,627

Total Venezuela			$4,460,744

Total Foreign Government Bonds
(identified cost $590,057,062)			$575,312,090

See Notes to Consolidated Financial Statements.
21

Emerging Markets Local Income Portfolio

October 31, 2011

Consolidated Portfolio of Investments — continued

Mortgage Pass-Throughs — 1.6%

	Principal
Security	Amount	Value

Federal Home Loan Mortgage Corp.:
7.00%, with maturity at 2032	$2,895,160	$3,406,666
7.50%, with maturity at 2034	660,875	801,799

		$4,208,465

Federal National Mortgage Association:
2.60%, with maturity at 2035(6)	$1,555,662	$1,625,148
4.299%, with maturity at 2035(6)	1,254,746	1,368,653
6.50%, with various maturities to 2033	2,684,103	3,048,819
7.00%, with maturity at 2033	1,200,708	1,424,253
8.50%, with maturity at 2032	1,039,861	1,269,242

		$8,736,115

Total Mortgage Pass-Throughs
(identified cost $12,323,692)		$12,944,580

U.S. Government Agency Obligations — 1.0%

	Principal
Security	Amount	Value

Federal Home Loan Bank:
4.50%, 9/13/19	$4,000,000	$4,642,992
5.25%, 12/9/22	2,700,000	3,294,162

Total U.S. Government Agency Obligations
(identified cost $7,753,107)		$7,937,154

Precious Metals — 1.5%

Description	Troy Ounces	Value

Gold(7)	2,421	$4,162,192
Platinum(7)	4,784	7,657,205

Total Precious Metals
(identified cost $11,651,853)		$11,819,397

Currency Options Purchased — 0.0%(3)

	Principal Amount
	of Contracts		Strike		Expiration
Description	(000’s omitted)		Price		Date	Value

Euro Put Option	EUR	6,566	EUR	1.17	5/3/12	$65,496

Total Currency Options Purchased
(identified cost $300,008)						$65,496

Put Options Purchased — 0.0%(3)

	Number of		Strike		Expiration
Description	Contracts		Price		Date	Value

KOSPI 200 Index	28,650,000	KRW	200	10/11/12	$215,529
Light Sweet Crude Oil Future 12/11	6	USD	80	11/15/11	1,680

Total Put Options Purchased
(identified cost $371,701)					$217,209

Short-Term Investments — 22.8%

Foreign Government Securities — 9.5%

		Principal
		Amount
Security		(000’s omitted)	Value

Chile — 0.0%(3)

Banco Central de Chile, 0.00%, 1/18/12	CLP	70,000	$141,602

Total Chile			$141,602

Colombia — 0.1%

Titulos De Tesoreria B, 0.00%, 4/26/12	COP	1,178,600	$616,839

Total Colombia			$616,839

Georgia — 0.2%

Bank of Georgia Promissory Note, 9.00%, 12/7/11	USD	1,500	$1,508,404

Total Georgia			$1,508,404

Ghana — 0.3%

Ghana Government Bond, 14.47%, 12/15/11	GHS	3,062	$1,925,522

Total Ghana			$1,925,522

Hong Kong — 1.7%

Hong Kong Treasury Bill, 0.00%, 11/9/11	HKD	68,000	$8,753,537
Hong Kong Treasury Bill, 0.00%, 12/7/11	HKD	3,500	450,271
Hong Kong Treasury Bill, 0.00%, 1/18/12	HKD	9,500	1,222,975
Hong Kong Treasury Bill, 0.00%, 1/26/12	HKD	22,500	2,894,563

Total Hong Kong			$13,321,346

Iceland — 0.0%(3)

Iceland Treasury Bill, 0.00%, 4/16/12	ISK	23,000	$168,110

Total Iceland			$168,110

See Notes to Consolidated Financial Statements.
22

Emerging Markets Local Income Portfolio

October 31, 2011

Consolidated Portfolio of Investments — continued

		Principal
		Amount
Security		(000’s omitted)	Value

Indonesia — 0.1%

Indonesia Treasury Bill, 0.00%, 1/19/12	IDR	1,280,000	$143,032
Indonesia Treasury Bill, 0.00%, 2/9/12	IDR	2,142,000	238,936

Total Indonesia			$381,968

Israel — 0.2%

Israel Treasury Bill, 0.00%, 2/29/12	ILS	5,553	$1,519,301

Total Israel			$1,519,301

Kazakhstan — 0.2%

Kazakhstan National Bank, 0.00%, 11/25/11	KZT	271,893	$1,836,808
Kazakhstan National Bank, 0.00%, 3/4/12	KZT	4,386	29,528

Total Kazakhstan			$1,866,336

Lebanon — 0.0%

Lebanon Treasury Note, 9.06%, 11/10/11	LBP	179,220	$119,201

Total Lebanon			$119,201

Malaysia — 0.1%

Bank Negara Monetary Note, 0.00%, 11/1/11	MYR	244	$79,527
Bank Negara Monetary Note, 0.00%, 12/15/11	MYR	141	45,804
Bank Negara Monetary Note, 0.00%, 1/10/12	MYR	470	152,371
Bank Negara Monetary Note, 0.00%, 1/12/12	MYR	104	33,711

Total Malaysia			$311,413

Philippines — 0.7%

Philippine Treasury Bill, 0.00%, 12/7/11	PHP	81,310	$1,902,862
Philippine Treasury Bill, 0.00%, 1/11/12	PHP	73,740	1,725,006
Philippine Treasury Bill, 0.00%, 3/7/12	PHP	87,110	2,033,333

Total Philippines			$5,661,201

Romania — 1.4%

Romania Treasury Bill, 0.00%, 11/9/11	RON	7,160	$2,280,845
Romania Treasury Bill, 0.00%, 12/14/11	RON	2,200	696,915
Romania Treasury Bill, 0.00%, 3/21/12	RON	9,520	2,962,441
Romania Treasury Bill, 0.00%, 4/11/12	RON	4,990	1,546,263
Romania Treasury Bill, 0.00%, 5/2/12	RON	8,480	2,621,458
Romania Treasury Bill, 0.00%, 6/20/12	RON	2,360	722,992
Romania Treasury Bill, 0.00%, 7/11/12	RON	2,180	665,191

Total Romania			$11,496,105

Serbia — 2.3%

Serbia Treasury Bill, 0.00%, 12/13/11	RSD	37,420	$506,117
Serbia Treasury Bill, 0.00%, 4/5/12	RSD	29,480	384,498
Serbia Treasury Bill, 0.00%, 4/26/12	RSD	109,700	1,420,876
Serbia Treasury Bill, 0.00%, 6/7/12	RSD	1,092,500	13,952,262
Serbia Treasury Bill, 0.00%, 7/6/12	RSD	197,680	2,502,078

Total Serbia			$18,765,831

South Korea — 0.5%

Korea Monetary Stabilization Bond, 0.00%, 11/8/11	KRW	651,460	$587,439
Korea Monetary Stabilization Bond, 0.00%, 11/15/11	KRW	2,527,020	2,277,026
Korea Monetary Stabilization Bond, 0.00%, 11/22/11	KRW	243,800	219,552
Korea Monetary Stabilization Bond, 0.00%, 12/14/11	KRW	84,590	76,017
Korea Monetary Stabilization Bond, 0.00%, 1/3/12	KRW	221,440	198,630
Korea Monetary Stabilization Bond, 0.00%, 1/17/12	KRW	1,025,960	919,100

Total South Korea			$4,277,764

Sri Lanka — 0.3%

Sri Lanka Treasury Bill, 0.00%, 3/9/12	LKR	17,130	$151,635
Sri Lanka Treasury Bill, 0.00%, 3/16/12	LKR	9,720	85,925
Sri Lanka Treasury Bill, 0.00%, 3/23/12	LKR	14,370	126,857
Sri Lanka Treasury Bill, 0.00%, 4/27/12	LKR	180,600	1,584,871
Sri Lanka Treasury Bill, 0.00%, 7/13/12	LKR	60,920	527,273
Sri Lanka Treasury Bill, 0.00%, 8/3/12	LKR	22,030	189,650

Total Sri Lanka			$2,666,211

Turkey — 0.3%

Turkey Government Bond, 0.00%, 11/16/11	TRY	4,630	$2,607,844

Total Turkey			$2,607,844

Uruguay — 0.9%

Monetary Regulation Bill, 0.00%, 11/22/11	UYU	13,225	$685,625
Monetary Regulation Bill, 0.00%, 11/25/11	UYU	9,770	506,173
Monetary Regulation Bill, 0.00%, 12/21/11	UYU	7,200	370,818
Monetary Regulation Bill, 0.00%, 12/22/11	UYU	5,400	278,048
Monetary Regulation Bill, 0.00%, 1/17/12	UYU	6,800	347,951
Monetary Regulation Bill, 0.00%, 2/22/12	UYU	3,460	175,453
Monetary Regulation Bill, 0.00%, 3/13/12	UYU	41,300	2,083,427

See Notes to Consolidated Financial Statements.
23

Emerging Markets Local Income Portfolio

October 31, 2011

Consolidated Portfolio of Investments — continued

		Principal
		Amount
Security		(000’s omitted)	Value

Uruguay (continued)

Monetary Regulation Bill, 0.00%, 5/8/12	UYU	5,100	$253,394
Monetary Regulation Bill, 0.00%, 8/24/12	UYU	49,091	2,365,005
Monetary Regulation Bill, 0.00%, 9/28/12	UYU	7,400	352,860

Total Uruguay			$7,418,754

Zambia — 0.2%

Zambia Treasury Bill, 0.00%, 12/12/11	ZMK	1,210,000	$243,910
Zambia Treasury Bill, 0.00%, 12/12/11	ZMK	1,295,000	261,044
Zambia Treasury Bill, 0.00%, 12/12/11	ZMK	2,960,000	596,671
Zambia Treasury Bill, 0.00%, 3/12/12	ZMK	540,000	105,897
Zambia Treasury Bill, 0.00%, 3/19/12	ZMK	3,225,000	630,795

Total Zambia			$1,838,317

Total Foreign Government Securities
(identified cost $79,521,857)			$76,612,069

U.S. Treasury Obligations — 3.1%

		Principal
		Amount
Security		(000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 11/10/11(8)		$12,066	$12,065,976
U.S. Treasury Bill, 0.00%, 11/17/11(8)		12,938	12,938,122

Total U.S. Treasury Obligations
(identified cost $25,004,160)			$25,004,098

Repurchase Agreements — 3.5%

		Principal
		Amount
Description		(000’s omitted)	Value

Bank of America:
Dated 8/19/11 with a maturity date of 11/10/11, an interest rate of 0.84% and repurchase proceeds of EUR 3,124,950, collateralized by EUR 2,800,000 Government of France 3.75%, due 4/25/17 and a market value, including accrued interest, of $4,238,110.	EUR	3,119	$4,316,037
Dated 10/12/11 with a maturity date of 11/17/11, an interest rate of 0.85% payable by the Portfolio and repurchase proceeds of $384,131, collateralized by $510,000 Republic of Belarus 8.75%, due 8/3/15 and a market value, including accrued interest, of $444,408.		$384	384,413
Dated 10/21/11 with a maturity date of 11/22/11, an interest rate of 0.72% and repurchase proceeds of EUR 6,190,008, collateralized by EUR 6,070,000 Government of France 4.00%, due 10/25/38 and a market value, including accrued interest, of $8,562,875.	EUR	6,187	8,560,321
Dated 10/31/11 with a maturity date of 12/5/11, an interest rate of 0.47% and repurchase proceeds of EUR 2,899,648, collateralized by EUR 2,650,000 Government of France 3.75%, due 4/25/17 and a market value, including accrued interest, of $4,011,069.	EUR	2,898	4,010,568
Barclays Bank PLC:
Dated 10/14/11 with a maturity date of 11/21/11, an interest rate of 0.75% payable by the Portfolio and repurchase proceeds of $3,034,948, collateralized by $4,000,000 Republic of Belarus 8.75%, due 8/3/15 and a market value, including accrued interest, of $3,485,556.		$3,037	3,036,972
Citibank:
Dated 10/19/11 with a maturity date of 11/25/11, an interest rate of 0.48% and repurchase proceeds of EUR 2,270,438, collateralized by EUR 2,225,000 Government of France 4.00%, due 10/25/38 and a market value, including accrued interest, of $3,138,781.	EUR	2,270	3,140,307
Dated 10/25/11 with a maturity date of 11/28/11, an interest rate of 0.68% and repurchase proceeds of EUR 3,065,169, collateralized by EUR 3,150,000 Belgium Kingdom Government Bond 3.75%, due 9/28/20 and a market value, including accrued interest, of $4,232,843.	EUR	3,063	4,238,792

Total Repurchase Agreements
(identified cost $27,897,944)			$27,687,410

See Notes to Consolidated Financial Statements.
24

Emerging Markets Local Income Portfolio

October 31, 2011

Consolidated Portfolio of Investments — continued

Other Securities — 6.7%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(9)	$53,430	$53,430,441

Total Other Securities
(identified cost $53,430,441)		$53,430,441

Total Short-Term Investments
(identified cost $185,854,402)		$182,734,018

Total Investments — 98.5%
(identified cost $808,311,825)		$791,029,944

Other Assets, Less Liabilities — 1.5%		$12,356,470

Net Assets — 100.0%		$803,386,414

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

BRL	- Brazilian Real
CLP	- Chilean Peso
COP	- Colombian Peso
CRC	- Costa Rican Colon
DOP	- Dominican Peso
EGP	- Egyptian Pound
EUR	- Euro
GHS	- Ghanaian Cedi
HKD	- Hong Kong Dollar
HUF	- Hungarian Forint
IDR	- Indonesian Rupiah
ILS	- Israeli Shekel
ISK	- Icelandic Krona
KRW	- South Korean Won
KZT	- Kazak Tenge
LBP	- Lebanese Pound
LKR	- Sri Lankan Rupee
MXN	- Mexican Peso
MYR	- Malaysian Ringgit
PEN	- Peruvian New Sol
PHP	- Philippine Peso
PLN	- Polish Zloty
RON	- Romanian Leu
RSD	- Serbian Dinar
RUB	- Russian Ruble
THB	- Thai Baht
TRY	- New Turkish Lira
TWD	- New Taiwan Dollar
USD	- United States Dollar
UYU	- Uruguayan Peso
ZAR	- South African Rand
ZMK	- Zambian Kwacha

(1)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2011, the aggregate value of these securities is $24,594,042 or 3.1% of the Portfolio’s net assets.

(2)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(3)	Amount is less than 0.05%.

(4)	Represents a structured security whose market value and interest rate are linked to the performance of the underlying security.

(5)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(6)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2011.

(7)	Non-income producing.

(8)	Security (or a portion thereof) has been pledged to cover collateral requirements on open financial contracts.

(9)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2011.

Securities Sold Short
Foreign Government Bonds

		Principal
		Amount
Security		(000’s omitted)	Value

Belarus

Republic of Belarus, 8.75%, 8/3/15(5)	USD	(2,183)	$(1,855,550)

Total Belarus			$(1,855,550)

Belgium

Belgium Kingdom Government Bond, 3.75%, 9/28/20	EUR	(3,150)	$(4,217,618)

Total Belgium			$(4,217,618)

France

Government of France, 3.75%, 4/25/17	EUR	(5,450)	$(8,101,971)
Government of France, 4.00%, 10/25/38	EUR	(8,295)	(11,692,851)

Total France			$(19,794,822)

Total Foreign Government Bonds
(proceeds $26,485,185)			$(25,867,990)

Total Securities Sold Short
(proceeds $26,485,185)			$(25,867,990)

See Notes to Consolidated Financial Statements.
25

Emerging Markets Local Income Portfolio

October 31, 2011

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2011

Investments —
Securities of unaffiliated issuers, at value (identified cost, $743,229,531)	$725,780,106
Affiliated investment, at value (identified cost, $53,430,441)	53,430,441
Precious metals, at value (identified cost, $11,651,853)	11,819,397

Total Investments, at value (identified cost, $808,311,825)	$791,029,944

Cash	$3,328,066
Foreign currency — Yuan Renminbi, at value (identified cost, $17,281,665)	17,452,418
Foreign currency — other, at value (identified cost, $2,044,816)	2,058,726
Interest receivable	10,632,780
Interest receivable from affiliated investment	3,026
Receivable for investments sold	4,092,662
Receivable for variation margin on open futures contracts	291,758
Receivable for open forward foreign currency exchange contracts	6,545,897
Receivable for closed forward foreign currency exchange contracts	2,080,946
Receivable for open swap contracts	7,778,810
Receivable for closed swap contracts	49,432
Receivable for closed options	79,270
Premium paid on open swap contracts	2,762,517

Total assets	$848,186,252

Liabilities

Payable for investments purchased	$8,486,574
Payable for securities sold short, at value (proceeds, $26,485,185)	25,867,990
Payable for variation margin on open futures contracts	84,989
Payable for open forward commodity contracts	705,490
Payable for open forward foreign currency exchange contracts	6,735,824
Payable for closed forward foreign currency exchange contracts	444,155
Payable for open swap contracts	1,421,531
Premium received on open swap contracts	91,251
Payable to affiliates:
Investment adviser fee	433,106
Trustees’ fees	2,015
Interest payable for securities sold short	221,423
Accrued expenses	305,490

Total liabilities	$44,799,838

Net Assets applicable to investors’ interest in Portfolio	$803,386,414

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$815,213,822
Net unrealized depreciation	(11,827,408)

Total	$803,386,414

See Notes to Consolidated Financial Statements.
26

Emerging Markets Local Income Portfolio

October 31, 2011

Consolidated Statement of Operations

Year Ended
Investment Income	October 31, 2011

Interest (net of foreign taxes, $1,233,067)	$39,171,456
Interest allocated from affiliated investment	54,051
Expenses allocated from affiliated investment	(5,492)

Total investment income	$39,220,015

Expenses

Investment adviser fee	$4,375,021
Trustees’ fees and expenses	22,223
Custodian fee	1,059,748
Legal and accounting services	172,329
Interest expense on securities sold short	526,121
Miscellaneous	29,093

Total expenses	$6,184,535

Deduct —
Reduction of custodian fee	$409

Total expense reductions	$409

Net expenses	$6,184,126

Net investment income	$33,035,889

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$704,557
Investment transactions allocated from affiliated investment	1,870
Written options	98,189
Securities sold short	432,218
Futures contracts	(860,279)
Swap contracts	1,020,767
Forward commodity contracts	(1,081,966)
Foreign currency and forward foreign currency exchange contract transactions	(12,756,926)

Net realized loss	$(12,441,570)

Change in unrealized appreciation (depreciation) —
Investments (including net increase of $138,395 from precious metals)	$(35,373,873)
Securities sold short	617,195
Futures contracts	(220,904)
Swap contracts	5,695,885
Forward commodity contracts	(705,490)
Foreign currency and forward foreign currency exchange contracts	(116,856)

Net change in unrealized appreciation (depreciation)	$(30,104,043)

Net realized and unrealized loss	$(42,545,613)

Net decrease in net assets from operations	$(9,509,724)

See Notes to Consolidated Financial Statements.
27

Emerging Markets Local Income Portfolio

October 31, 2011

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$33,035,889	$8,940,269
Net realized gain (loss) from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	(12,441,570)	6,405,538
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	(30,104,043)	14,299,069

Net increase (decrease) in net assets from operations	$(9,509,724)	$29,644,876

Capital transactions —
Contributions	$495,269,928	$270,094,823
Withdrawals	(83,021,660)	(15,131,692)

Net increase in net assets from capital transactions	$412,248,268	$254,963,131

Net increase in net assets	$402,738,544	$284,608,007

Net Assets

At beginning of year	$400,647,870	$116,039,863

At end of year	$803,386,414	$400,647,870

See Notes to Consolidated Financial Statements.
28

Emerging Markets Local Income Portfolio

October 31, 2011

Consolidated Supplementary Data

	Year Ended October 31,
						Period Ended
Ratios/Supplemental Data	2011		2010	2009	2008	October 31, 2007(1)

Ratios (as a percentage of average daily net assets):
Expenses(2)	0.92	%(3)	0.93%	0.91%	0.96%	1.13	%(4)
Net investment income	4.90%		5.30%	5.70%	5.51%	5.25	%(4)
Portfolio Turnover	16%		17%	26%	38%	2	%(5)

Total Return	0.13%		19.03%	30.48%	(13.13)%	10.48	%(5)

Net assets, end of year (000’s omitted)	$803,386		$400,648	$116,040	$60,837	$55,813

(1)	For the period from the start of business, June 27, 2007, to October 31, 2007.
(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(3)	Includes interest expense on securities sold short of 0.08%.
(4)	Annualized.
(5)	Not annualized.

See Notes to Consolidated Financial Statements.
29

Emerging Markets Local Income Portfolio

October 31, 2011

Notes to Consolidated Financial Statements

1 Significant Accounting Policies

Emerging Markets Local Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. Total return is defined as income plus capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2011, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Strategic Income Fund, Eaton Vance International (Cayman Islands) Strategic Income Fund and Eaton Vance International (Cayman Islands) Emerging Markets Local Income Fund held an interest of 77.9%, 18.0%, 3.5% and 0.6%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance EMLIP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2011 were $42,238,916 or 5.3% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned, fixed-rate 30-year mortgage-backed securities as noted below) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed-rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued based on the price of the underlying futures for forward contract provided by the exchange on which the underlying instruments are traded or if unavailable, based on forward rates provided by broker/dealers. Interest rate swaps and cross-currency swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with

30

Emerging Markets Local Income Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, commodity or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J Forward Foreign Currency Exchange and Forward Commodity Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the

31

Emerging Markets Local Income Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Unrealized and realized gains and losses on forward commodity contracts, which are entered into for the purchase or sale of a specific commodity at a fixed price on a future date, are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar.

K Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

M Interest Rate Swaps — Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

N Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

O Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 8. The Portfolio segregates assets in the form of

32

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Notes to Consolidated Financial Statements — continued

cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

P Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked to market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

Q Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. Until the security is replaced, the Portfolio is required to repay the lender any interest, which accrues during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest payable on securities sold short is recorded as an expense.

2 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.650% of its respective average daily net assets up to $1 billion, 0.625% from $1 billion up to $2 billion, 0.600% from $2 billion up to $5 billion, and 0.575% of average daily net assets of $5 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2011, the Portfolio’s investment adviser fee totaled $4,375,021 or 0.65% of the Portfolio’s consolidated average daily net assets.

During the year ended October 31, 2011, BMR reimbursed the Portfolio $1,789 for a trading error. The effect of the loss incurred and the reimbursement by BMR of such amount had no impact on total return.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and securities sold short, for the year ended October 31, 2011 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$429,779,914	$42,994,319
U.S. Government and Agency Securities	—	34,638,721

	$429,779,914	$77,633,040

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Notes to Consolidated Financial Statements — continued

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$812,960,403

Gross unrealized appreciation	$18,333,392
Gross unrealized depreciation	(40,263,851)

Net unrealized depreciation	$(21,930,459)

The net unrealized appreciation on securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts at October 31, 2011 on a federal income tax basis was $5,176,009.

5 Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward commodity contracts, forward foreign currency exchange contracts, futures contracts and swap contracts, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2011 is as follows:

Forward Commodity Contracts(1)
Sales
				Net
				Unrealized
Settlement Date	Deliver	In Exchange For	Counterparty	Depreciation

4/26/12	Gold 2,480 Troy Ounces	United States Dollar 3,559,658	Citigroup Global Markets	$(705,490)

				$(705,490)

(1)	Non-deliverable contracts that are settled with the counterparty in cash.

Forward Foreign Currency Exchange Contracts
Sales
				Net Unrealized
				Appreciation
Settlement Date	Deliver	In Exchange For	Counterparty	(Depreciation)

11/2/11	Israeli Shekel 19,627,000	United States Dollar 5,368,435	Barclays Bank PLC	$(45,909)
11/2/11	Israeli Shekel 1,500,000	United States Dollar 405,351	Deutsche Bank	(8,442)
11/3/11	Polish Zloty 63,603,354	United States Dollar 20,410,549	Citigroup Global Markets	413,582
11/7/11	Croatian Kuna 5,469,970	Euro 725,942	Barclays Bank PLC	(4,806)
11/7/11	Croatian Kuna 6,744,800	Polish Zloty 3,943,405	Deutsche Bank	(5,197)

34

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Sales
				Net Unrealized
				Appreciation
Settlement Date	Deliver	In Exchange For	Counterparty	(Depreciation)

11/7/11	Japanese Yen 232,125,000	United States Dollar 3,024,982	Goldman Sachs, Inc.	$55,604
11/9/11	New Taiwan Dollar 161,898,000	United States Dollar 5,582,690	Bank of America	172,438
11/10/11	New Taiwan Dollar 3,940,000	United States Dollar 136,261	Bank of America	4,600
11/10/11	New Taiwan Dollar 4,210,000	United States Dollar 145,624	Barclays Bank PLC	4,940
11/10/11	New Taiwan Dollar 3,940,000	United States Dollar 136,261	Credit Suisse	4,600
11/18/11	Croatian Kuna 9,410,000	Euro 1,252,579	Credit Suisse	(1,229)
11/21/11	New Taiwan Dollar 38,898,000	United States Dollar 1,320,815	Citigroup Global Markets	21,404
11/21/11	New Taiwan Dollar 32,200,000	United States Dollar 1,093,379	Credit Suisse	17,718
11/21/11	New Taiwan Dollar 36,934,000	United States Dollar 1,288,290	Deutsche Bank	54,487
11/21/11	New Taiwan Dollar 38,902,000	United States Dollar 1,320,727	Standard Chartered Bank	21,182
11/22/11	Euro 25,651,916	United States Dollar 35,126,580	HSBC Bank USA	(360,794)
11/22/11	Euro 11,306,814	United States Dollar 15,490,335	Nomura International PLC	(151,737)
11/30/11	New Taiwan Dollar 35,730,000	United States Dollar 1,180,065	Credit Suisse	(13,194)
11/30/11	New Taiwan Dollar 27,295,000	United States Dollar 946,593	Deutsche Bank	35,033
11/30/11	New Taiwan Dollar 35,730,000	United States Dollar 1,179,480	Goldman Sachs, Inc.	(13,779)
11/30/11	New Taiwan Dollar 10,200,000	United States Dollar 342,052	Nomura International PLC	1,407
11/30/11	New Taiwan Dollar 32,139,000	United States Dollar 1,061,814	Nomura International PLC	(11,518)
11/30/11	New Taiwan Dollar 25,000,000	United States Dollar 825,001	Standard Chartered Bank	(9,913)
11/30/11	New Taiwan Dollar 32,141,000	United States Dollar 1,060,934	Standard Chartered Bank	(12,465)
12/1/11	Malaysian Ringgit 796,000	United States Dollar 265,590	Citigroup Global Markets	7,261
12/1/11	Malaysian Ringgit 676,000	United States Dollar 225,604	Deutsche Bank	6,219
12/1/11	Malaysian Ringgit 795,000	United States Dollar 265,265	HSBC Bank USA	7,261
12/5/11	New Taiwan Dollar 13,778,000	United States Dollar 453,000	Barclays Bank PLC	(7,175)
12/5/11	New Taiwan Dollar 15,912,000	United States Dollar 523,077	Standard Chartered Bank	(8,372)

35

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Sales
				Net Unrealized
				Appreciation
Settlement Date	Deliver	In Exchange For	Counterparty	(Depreciation)

12/8/11	Euro 1,570,000	United States Dollar 2,184,620	Nomura International PLC	$12,939
12/15/11	South African Rand 774,936	United States Dollar 104,395	Standard Bank	7,362
12/19/11	New Taiwan Dollar 23,880,000	United States Dollar 794,438	Bank of America	(3,662)
12/19/11	New Taiwan Dollar 25,586,000	United States Dollar 850,853	Bank of America	(4,263)
12/19/11	New Taiwan Dollar 22,825,000	United States Dollar 759,188	Barclays Bank PLC	(3,651)
12/19/11	New Taiwan Dollar 26,106,000	United States Dollar 868,781	Barclays Bank PLC	(3,714)
12/19/11	New Taiwan Dollar 23,880,000	United States Dollar 794,570	Standard Chartered Bank	(3,529)
12/19/11	New Taiwan Dollar 26,012,000	United States Dollar 865,019	Standard Chartered Bank	(4,334)
12/28/11	Malaysian Ringgit 27,943,000	United States Dollar 8,702,273	Citigroup Global Markets	(356,471)
1/6/12	Malaysian Ringgit 3,717,000	United States Dollar 1,210,473	Nomura International PLC	5,923
1/6/12	Malaysian Ringgit 3,283,000	United States Dollar 1,069,137	Standard Chartered Bank	5,232
1/17/12	Israeli Shekel 1,856,239	United States Dollar 500,806	JPMorgan Chase Bank	(10,094)
1/23/12	Croatian Kuna 7,734,000	Euro 1,023,828	Barclays Bank PLC	2,089
2/29/12	Israeli Shekel 5,553,000	United States Dollar 1,518,458	Deutsche Bank	(8,547)
3/9/12	Sri Lanka Rupee 17,130,000	United States Dollar 152,402	Standard Chartered Bank	203
3/16/12	Sri Lanka Rupee 9,720,000	United States Dollar 85,942	Standard Chartered Bank	(331)
3/23/12	Sri Lanka Rupee 14,370,000	United States Dollar 127,450	HSBC Bank USA	38
3/26/12	Croatian Kuna 3,104,900	Euro 408,303	Deutsche Bank	584
4/25/12	Croatian Kuna 10,310,700	Euro 1,353,465	Deutsche Bank	3,943
4/27/12	Sri Lanka Rupee 180,600,000	United States Dollar 1,595,406	Standard Chartered Bank	2,346
5/30/12	Croatian Kuna 2,999,000	Euro 391,821	Credit Suisse	305
7/13/12	Sri Lanka Rupee 60,920,000	United States Dollar 540,550	Standard Chartered Bank	6,612

				$(177,814)

36

Emerging Markets Local Income Portfolio

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Purchases
				Net Unrealized
				Appreciation
Settlement Date	In Exchange For	Deliver	Counterparty	(Depreciation)

11/1/11	Uganda Schilling 1,048,233,500	United States Dollar 399,577	Citigroup Global Markets	$5,930
11/1/11	Uganda Schilling 404,908,100	United States Dollar 154,781	Standard Chartered Bank	1,856
11/2/11	Israeli Shekel 21,127,000	United States Dollar 5,807,511	Bank of America	20,627
11/2/11	New Turkish Lira 2,076,746	United States Dollar 1,181,497	Credit Suisse	(7,397)
11/3/11	Polish Zloty 63,603,354	United States Dollar 19,579,299	HSBC Bank USA	417,668
11/3/11	South African Rand 42,646,000	United States Dollar 5,222,194	Deutsche Bank	151,081
11/3/11	South African Rand 77,964,046	United States Dollar 11,552,540	Nomura International PLC	(1,729,291)
11/3/11	Swedish Krona 28,299,000	Euro 3,096,509	Nomura International PLC	57,206
11/3/11	Swedish Krona 10,942,800	Euro 1,183,568	Standard Chartered Bank	41,223
11/7/11	Hungarian Forint 422,628,574	United States Dollar 1,851,198	HSBC Bank USA	65,106
11/7/11	Polish Zloty 1,667,317	Euro 377,469	Bank of America	1,695
11/7/11	Serbian Dinar 171,873,100	Euro 1,672,080	Citigroup Global Markets	38,796
11/8/11	Indonesian Rupiah 5,128,475,000	United States Dollar 602,287	Bank of America	(23,217)
11/8/11	Indonesian Rupiah 4,619,435,000	United States Dollar 542,251	Barclays Bank PLC	(20,658)
11/8/11	Indonesian Rupiah 4,619,435,000	United States Dollar 542,346	BNP Paribas SA	(20,753)
11/8/11	Indonesian Rupiah 5,132,180,000	United States Dollar 602,722	Citigroup Global Markets	(23,234)
11/8/11	Indonesian Rupiah 5,128,475,000	United States Dollar 602,287	Credit Suisse	(23,217)
11/8/11	Malaysian Ringgit 30,133,000	United States Dollar 9,349,364	Nomura International PLC	463,516
11/9/11	Indian Rupee 125,100,000	United States Dollar 2,703,006	Nomura International PLC	(138,317)
11/9/11	Indonesian Rupiah 23,130,000,000	United States Dollar 2,692,666	Standard Chartered Bank	(81,187)
11/9/11	Romanian Leu 6,740,000	Euro 1,556,402	Standard Bank	(5,819)
11/9/11	Singapore Dollar 4,450,000	United States Dollar 3,684,995	Goldman Sachs, Inc.	(138,620)
11/10/11	New Turkish Lira 1,732,800	United States Dollar 979,594	Bank of America	(1,702)

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Purchases
				Net Unrealized
				Appreciation
Settlement Date	In Exchange For	Deliver	Counterparty	(Depreciation)

11/14/11	Indian Rupee 22,400,000	United States Dollar 482,057	Goldman Sachs, Inc.	$(23,389)
11/14/11	Malaysian Ringgit 68,545,000	United States Dollar 21,683,222	Credit Suisse	618,569
11/14/11	Malaysian Ringgit 68,638,000	United States Dollar 21,712,641	State Street Bank and Trust Co.	619,408
11/14/11	Mexican Peso 357,090,676	United States Dollar 26,316,072	HSBC Bank USA	451,184
11/14/11	Polish Zloty 114,928,112	United States Dollar 35,973,492	State Street Bank and Trust Co.	115,652
11/14/11	Russian Ruble 175,521,000	United States Dollar 5,527,785	Nomura International PLC	246,597
11/14/11	South Korean Won 1,257,000,000	United States Dollar 1,063,137	Credit Suisse	67,950
11/14/11	South Korean Won 1,257,000,000	United States Dollar 1,063,137	Standard Chartered Bank	67,950
11/14/11	South Korean Won 1,244,000,000	United States Dollar 1,052,186	State Street Bank and Trust Co.	67,203
11/14/11	Yuan Renminbi 15,300,000	United States Dollar 2,403,544	Goldman Sachs, Inc.	4,259
11/15/11	Indonesian Rupiah 6,970,000,000	United States Dollar 809,336	Citigroup Global Markets	(22,738)
11/15/11	Indonesian Rupiah 5,345,513,000	United States Dollar 622,367	Credit Suisse	(19,101)
11/15/11	Indonesian Rupiah 3,155,000,000	United States Dollar 366,818	Deutsche Bank	(10,761)
11/15/11	Indonesian Rupiah 6,004,487,000	United States Dollar 699,253	Nomura International PLC	(21,618)
11/15/11	South Korean Won 820,424,000	United States Dollar 700,738	BNP Paribas SA	37,332
11/15/11	South Korean Won 885,507,000	United States Dollar 757,666	Goldman Sachs, Inc.	38,954
11/15/11	South Korean Won 819,955,000	United States Dollar 700,188	HSBC Bank USA	37,460
11/15/11	South Korean Won 1,002,714,000	United States Dollar 856,398	Standard Chartered Bank	45,664
11/16/11	South African Rand 19,119,861	United States Dollar 2,365,061	Credit Suisse	39,314
11/17/11	New Turkish Lira 21,453,805	United States Dollar 11,604,179	Standard Bank	484,125
11/17/11	Thai Baht 137,290,000	United States Dollar 4,439,450	Goldman Sachs, Inc.	19,465
11/21/11	Chilean Peso 272,965,000	United States Dollar 532,719	State Street Bank and Trust Co.	23,324
11/21/11	Indian Rupee 224,033,000	United States Dollar 4,450,663	Bank of America	128,932

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Purchases
				Net Unrealized
				Appreciation
Settlement Date	In Exchange For	Deliver	Counterparty	(Depreciation)

11/21/11	Indian Rupee 37,500,000	United States Dollar 763,398	Standard Chartered Bank	$3,163
11/21/11	Philippine Peso 51,300,000	United States Dollar 1,186,978	BNP Paribas SA	17,601
11/21/11	Polish Zloty 68,199,923	Euro 15,827,137	Standard Chartered Bank	(496,732)
11/21/11	Swedish Krona 47,394,000	Euro 5,173,086	Nomura International PLC	107,828
11/25/11	Indonesian Rupiah 10,629,000,000	United States Dollar 1,236,649	Citigroup Global Markets	(37,996)
11/25/11	Indonesian Rupiah 22,000,000,000	United States Dollar 2,339,430	HSBC Bank USA	141,554
11/25/11	Serbian Dinar 248,636,100	Euro 2,475,715	JPMorgan Chase Bank	(36,901)
11/25/11	Thai Baht 331,700,000	United States Dollar 10,691,378	BNP Paribas SA	74,141
11/28/11	Yuan Renminbi 4,545,800	United States Dollar 700,000	Barclays Bank PLC	15,459
11/28/11	Yuan Renminbi 4,547,550	United States Dollar 700,000	JPMorgan Chase Bank	15,734
11/28/11	Yuan Renminbi 9,093,000	United States Dollar 1,400,000	Standard Chartered Bank	31,138
11/30/11	Indian Rupee 16,760,000	United States Dollar 335,671	BNP Paribas SA	6,186
11/30/11	Indian Rupee 14,994,000	United States Dollar 300,241	Citigroup Global Markets	5,594
11/30/11	Indian Rupee 17,841,000	United States Dollar 357,250	Goldman Sachs, Inc.	6,656
11/30/11	Indian Rupee 19,605,000	United States Dollar 392,612	Standard Chartered Bank	7,275
11/30/11	Norwegian Krone 14,564,882	Euro 1,891,236	Nomura International PLC	(4,532)
12/1/11	Norwegian Krone 24,901,000	Euro 3,238,962	Credit Suisse	(15,660)
12/1/11	South Korean Won 2,441,000,000	United States Dollar 2,154,362	Credit Suisse	33,424
12/1/11	South Korean Won 2,441,000,000	United States Dollar 2,155,694	Goldman Sachs, Inc.	32,092
12/1/11	South Korean Won 2,025,000,000	United States Dollar 1,788,316	Nomura International PLC	26,623
12/5/11	Polish Zloty 63,603,354	United States Dollar 20,339,405	Citigroup Global Markets	(413,730)
12/5/11	Serbian Dinar 371,831,100	Euro 3,596,045	JPMorgan Chase Bank	80,531
12/7/11	Philippine Peso 73,370,000	United States Dollar 1,739,986	Deutsche Bank	(15,814)

39

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Purchases
				Net Unrealized
				Appreciation
Settlement Date	In Exchange For	Deliver	Counterparty	(Depreciation)

12/8/11	Mexican Peso 134,929,439	United States Dollar 10,237,827	Standard Chartered Bank	$(146,088)
12/8/11	Russian Ruble 50,460,000	United States Dollar 1,563,803	HSBC Bank USA	90,007
12/12/11	Singapore Dollar 6,734,000	United States Dollar 5,330,484	Standard Chartered Bank	36,119
12/13/11	Indian Rupee 13,754,000	United States Dollar 278,149	Goldman Sachs, Inc.	1,788
12/13/11	Indian Rupee 18,289,000	United States Dollar 369,824	Nomura International PLC	2,415
12/13/11	Indian Rupee 17,997,000	United States Dollar 364,066	State Street Bank and Trust Co.	2,229
12/13/11	Mexican Peso 217,378,684	United States Dollar 16,856,874	HSBC Bank USA	(606,202)
12/22/11	Indonesian Rupiah 5,149,764,000	United States Dollar 570,295	Bank of America	8,729
12/22/11	Indonesian Rupiah 5,581,236,000	United States Dollar 618,077	Barclays Bank PLC	9,460
12/22/11	Indonesian Rupiah 1,071,000,000	United States Dollar 119,238	Citigroup Global Markets	1,181
12/22/11	Indonesian Rupiah 7,843,000,000	United States Dollar 849,637	HSBC Bank USA	32,206
12/30/11	Yuan Renminbi 6,600,000	United States Dollar 1,020,882	Bank of America	17,201
1/12/12	Ghanaian Cedi 1,977,700	United States Dollar 1,211,826	Standard Bank	4,502
1/19/12	Yuan Renminbi 780,000	United States Dollar 123,223	Barclays Bank PLC	(588)
1/20/12	Malaysian Ringgit 56,240,000	United States Dollar 17,950,273	Bank of America	261,376
1/30/12	Yuan Renminbi 4,190,000	United States Dollar 648,828	Bank of America	9,806
1/30/12	Yuan Renminbi 14,416,000	United States Dollar 2,234,935	Barclays Bank PLC	31,144
2/2/12	Brazilian Real 27,040,000	United States Dollar 15,360,145	State Street Bank and Trust Co.	71,684
4/3/12	Brazilian Real 12,442,000	United States Dollar 7,392,751	Deutsche Bank	(362,578)
4/3/12	Brazilian Real 12,441,000	United States Dollar 7,396,552	Nomura International PLC	(366,944)
4/3/12	Brazilian Real 15,401,000	United States Dollar 9,178,188	Standard Chartered Bank	(476,075)
4/25/12	Zambian Kwacha 2,918,500,062	United States Dollar 542,472	Standard Bank	12,029
4/26/12	Uganda Schilling 731,556,000	United States Dollar 239,854	Barclays Bank PLC	20,974

40

Emerging Markets Local Income Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Purchases
				Net Unrealized
				Appreciation
Settlement Date	In Exchange For	Deliver	Counterparty	(Depreciation)

4/26/12	Uganda Schilling 431,117,000	United States Dollar 141,118	Citigroup Global Markets	$12,592
5/9/12	Zambian Kwacha 691,500,000	United States Dollar 135,641	Standard Bank	(4,881)
5/10/12	Thai Baht 615,825,000	United States Dollar 20,157,938	Standard Chartered Bank	(356,768)
6/18/12	Yuan Renminbi 1,990,000	United States Dollar 299,248	Goldman Sachs, Inc.	13,318
7/25/12	Uganda Schilling 795,760,000	United States Dollar 244,038	Standard Chartered Bank	29,902
10/25/12	Uganda Schilling 690,620,000	United States Dollar 203,375	Standard Chartered Bank	17,402
10/29/12	Uganda Schilling 843,108,000	United States Dollar 270,270	Citigroup Global Markets	(1,623)
10/29/12	Uganda Schilling 848,592,000	United States Dollar 268,919	Standard Chartered Bank	1,476
10/31/12	Uganda Schilling 622,159,200	United States Dollar 201,216	Standard Bank	(3,293)
11/13/12	Yuan Renminbi 10,940,000	United States Dollar 1,743,426	Bank of America	(25,274)

				$(12,113)

Futures Contracts
Sales
					Net Unrealized
					Appreciation
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	(Depreciation)

12/11	41 Euro-Bobl	Long	$6,927,688	$6,940,556	$12,868
12/11	19 Euro-Bobl	Short	(3,211,097)	(3,216,355)	(5,258)
12/11	106 Euro-Bund	Long	19,982,848	19,869,683	(113,165)
12/11	29 Euro-Buxl	Long	4,784,099	4,832,130	48,031
12/11	8 Japan 10-Year Bond	Short	(14,605,781)	(14,536,710)	69,071
12/11	19 U.S. 5-Year Treasury Note	Short	(2,324,828)	(2,329,578)	(4,750)
12/11	7 U.S. 10-Year Treasury Note	Short	(901,303)	(903,438)	(2,135)
12/11	74 U.S. 30-Year Treasury Bond	Short	(10,031,521)	(10,288,312)	(256,791)

41

Emerging Markets Local Income Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Futures Contracts (continued)
Sales
					Net Unrealized
					Appreciation
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	(Depreciation)

12/11	3 U.S. Ultra-Long Treasury Bond	Short	$(434,813)	$(457,126)	$(22,313)
1/12	22 Platinum	Long	1,715,435	1,768,360	52,925

					$(221,517)

Euro-Bobl: Medium-term debt securities issued by the Federal Republic of Germany with a term to maturity of 4.5 to 5 years.

Euro-Bund: Long-term debt securities issued by the Federal Republic of Germany with a term to maturity of 8.5 to 10.5 years.

Euro-Buxl: Long-term debt securities issued by the Federal Republic of Germany with a term to maturity of 24 to 35 years.

Japan 10-Year Bond: Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

Interest Rate Swaps
	Notional		Portfolio				Net Unrealized
	Amount		Pays/Receives	Floating	Annual	Termination	Appreciation
Counterparty	(000’s omitted)		Floating Rate	Rate Index	Fixed Rate	Date	(Depreciation)

Bank of America	ILS	640	Receives	3-month ILS TELBOR	4.20%	11/19/14	$(12,285)
Bank of America	ILS	600	Receives	3-month ILS TELBOR	4.54	1/6/15	(13,591)
Bank of America	MXN	26,000	Pays	Mexican Interbank Deposit Rate	6.46	9/24/20	21,614
Bank of America	PLN	10,700	Pays	6-month PLN WIBOR	4.88	9/14/14	16,624
Bank of America	PLN	3,600	Pays	6-month PLN WIBOR	4.95	9/14/20	3,656
Bank of America	PLN	8,765	Pays	6-month PLN WIBOR	5.45	6/7/21	118,854
Barclays Bank PLC	ILS	303	Receives	3-month ILS TELBOR	5.15	3/5/20	(7,731)
Barclays Bank PLC	ILS	303	Receives	3-month ILS TELBOR	5.16	3/8/20	(7,779)
Barclays Bank PLC	MXN	48,400	Pays	Mexican Interbank Deposit Rate	7.11	5/21/21	187,900
Barclays Bank PLC	MYR	26,000	Pays	3-month MYR KLIBOR	3.39	11/23/13	32,853
Barclays Bank PLC	MYR	18,000	Pays	3-month MYR KLIBOR	3.70	10/19/15	71,922
Barclays Bank PLC	MYR	21,700	Pays	3-month MYR KLIBOR	3.96	7/26/16	155,461
Barclays Bank PLC	MYR	10,000	Pays	3-month MYR KLIBOR	4.13	10/19/20	76,024
Barclays Bank PLC	PLN	8,000	Pays	6-month PLN WIBOR	5.42	6/1/14	56,463
Barclays Bank PLC	PLN	14,300	Pays	6-month PLN WIBOR	5.02	7/30/14	42,429
Barclays Bank PLC	PLN	24,000	Pays	6-month PLN WIBOR	5.18	11/9/14	334,503
Barclays Bank PLC	PLN	2,300	Pays	6-month PLN WIBOR	5.36	7/30/20	24,384
Barclays Bank PLC	THB	143,000	Pays	6-month THBFIX	3.34	2/16/15	46,196
Barclays Bank PLC	THB	149,550	Pays	6-month THBFIX	3.21	10/4/20	(141,667)
Barclays Bank PLC	ZAR	53,700	Pays	3-month JIBAR	7.41	9/24/20	12,866
Citigroup Global Markets	MXN	50,000	Pays	Mexican Interbank Deposit Rate	9.08	8/6/13	291,030
Citigroup Global Markets	MXN	48,000	Pays	Mexican Interbank Deposit Rate	6.86	11/10/20	133,709
Citigroup Global Markets	MYR	37,000	Pays	3-month MYR KLIBOR	3.48	3/4/13	51,417
Citigroup Global Markets	THB	69,000	Pays	6-month THBFIX	3.40	1/14/15	21,683
Credit Suisse	MXN	42,000	Pays	Mexican Interbank Deposit Rate	6.24	7/31/15	113,838
Credit Suisse	MXN	45,000	Pays	Mexican Interbank Deposit Rate	5.84	10/1/15	75,528
Credit Suisse	MXN	41,500	Pays	Mexican Interbank Deposit Rate	6.36	10/23/20	9,968
Credit Suisse	PLN	10,000	Pays	6-month PLN WIBOR	5.17	6/15/12	16,474
Deutsche Bank	MXN	85,500	Pays	Mexican Interbank Deposit Rate	6.38	6/17/16	256,243
Deutsche Bank	MYR	10,800	Pays	3-month MYR KLIBOR	4.38	11/23/20	155,081

42

Emerging Markets Local Income Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Interest Rate Swaps (continued)
	Notional		Portfolio				Net Unrealized
	Amount		Pays/Receives	Floating	Annual	Termination	Appreciation
Counterparty	(000’s omitted)		Floating Rate	Rate Index	Fixed Rate	Date	(Depreciation)

Deutsche Bank	PLN	5,400	Pays	6-month PLN WIBOR	4.85%	4/23/14	$50,153
Deutsche Bank	PLN	3,100	Pays	6-month PLN WIBOR	5.11	4/23/17	40,604
Goldman Sachs, Inc.	PLN	17,000	Pays	6-month PLN WIBOR	5.32	7/11/18	146,310
Goldman Sachs, Inc.	PLN	11,000	Pays	6-month PLN WIBOR	5.54	5/10/21	175,471
Goldman Sachs, Inc.	ZAR	31,560	Pays	3-month JIBAR	8.07	7/7/21	169,683
HSBC Bank USA	MXN	44,030	Pays	Mexican Interbank Deposit Rate	7.28	12/23/20	220,918
HSBC Bank USA	THB	262,000	Pays	6-month THBFIX	2.67	10/21/15	(151,973)
HSBC Bank USA	THB	94,300	Pays	6-month THBFIX	3.26	8/19/20	(82,225)
HSBC Bank USA	THB	159,000	Pays	6-month THBFIX	3.50	11/25/20	(37,333)
JPMorgan Chase Bank	BRL	41,183	Pays	Brazilian Interbank Deposit Rate	12.62	1/2/13	653,379
JPMorgan Chase Bank	MXN	50,500	Pays	Mexican Interbank Deposit Rate	5.31	9/19/12	20,445
JPMorgan Chase Bank	MYR	27,300	Pays	3-month MYR KLIBOR	3.25	9/8/14	(5,171)
JPMorgan Chase Bank	MYR	4,750	Pays	3-month MYR KLIBOR	4.44	4/8/19	73,542
JPMorgan Chase Bank	PLN	16,600	Pays	6-month PLN WIBOR	4.75	10/11/13	1,761
JPMorgan Chase Bank	PLN	31,500	Pays	6-month PLN WIBOR	5.06	11/26/13	385,430
JPMorgan Chase Bank	PLN	16,200	Pays	6-month PLN WIBOR	4.93	10/13/17	23,292
JPMorgan Chase Bank	PLN	9,900	Pays	6-month PLN WIBOR	4.91	10/11/18	7,012
JPMorgan Chase Bank	PLN	15,099	Pays	6-month PLN WIBOR	5.62	4/8/21	397,844
JPMorgan Chase Bank	THB	108,000	Pays	6-month THBFIX	3.22	10/21/20	(103,744)
JPMorgan Chase Bank	ZAR	36,500	Pays	3-month JIBAR	9.05	10/12/15	460,868
Morgan Stanley	MXN	118,400	Pays	Mexican Interbank Deposit Rate	4.82	9/4/14	(31,216)
Morgan Stanley	PLN	32,000	Pays	6-month PLN WIBOR	4.87	10/26/16	34,090
Standard Bank	ZAR	62,500	Pays	3-month JIBAR	7.98	5/20/19	382,797
Standard Bank	ZAR	22,000	Pays	3-month JIBAR	7.93	6/2/21	98,522
Standard Chartered Bank	BRL	19,000	Pays	Brazilian Interbank Deposit Rate	12.12	1/2/13	274,036

							$5,348,162

BRL - Brazilian Real
ILS - Israeli Shekel
MXN - Mexican Peso
MYR - Malaysian Ringgit
PLN - Polish Zloty
THB - Thai Baht
ZAR - South African Rand

Credit Default Swaps — Sell Protection
						Current
						Market
		Notional				Annual		Upfront	Net Unrealized
		Amount*	Contract Annual		Termination	Fixed	Market	Payments	Appreciation
Reference Entity	Counterparty	(000’s omitted)	Fixed Rate**		Date	Rate***	Value	Received (Paid)	(Depreciation)

Argentina	Bank of America	$667	5.00	%(1)	6/20/13	7.01%	$(16,866)	$(9,499)	$(26,365)
Argentina	Bank of America	760	5.00	(1)	6/20/13	7.01	(19,210)	(8,202)	(27,412)
Argentina	Bank of America	695	5.00	(1)	6/20/13	7.01	(17,559)	(10,217)	(27,776)
Argentina	Bank of America	1,520	5.00	(1)	6/20/13	7.01	(38,419)	(15,931)	(54,350)
Argentina	Bank of America	4,959	5.00	(1)	6/20/13	7.01	(125,342)	(22,787)	(148,129)
Argentina	Credit Suisse	379	5.00	(1)	6/20/13	7.01	(9,579)	(2,912)	(12,491)
Argentina	Credit Suisse	826	5.00	(1)	6/20/13	7.01	(20,878)	(3,796)	(24,674)
Argentina	Credit Suisse	734	5.00	(1)	6/20/13	7.01	(18,552)	(7,943)	(26,495)
Argentina	Credit Suisse	763	5.00	(1)	6/20/13	7.01	(19,285)	(8,257)	(27,542)

43

Emerging Markets Local Income Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Sell Protection (continued)
						Current
			Contract			Market
		Notional	Annual			Annual		Upfront	Net Unrealized
Reference		Amount*	Fixed		Termination	Fixed	Market	Payments	Appreciation
Entity	Counterparty	(000’s omitted)	Rate**		Date	Rate***	Value	Received (Paid)	(Depreciation)

Argentina	Deutsche Bank	$668	5.00	%(1)	6/20/13	7.01%	$(16,884)	$(7,225)	$(24,109)
Argentina	Deutsche Bank	734	5.00	(1)	6/20/13	7.01	(18,552)	(7,943)	(26,495)
Argentina	Deutsche Bank	695	5.00	(1)	6/20/13	7.01	(17,562)	(10,217)	(27,779)
Argentina	Deutsche Bank	1,500	5.00	(1)	6/20/13	7.01	(37,914)	(15,093)	(53,007)
Iceland	JPMorgan Chase Bank	500	1.75		3/20/18	2.94	(30,868)	—	(30,868)
Iceland	JPMorgan Chase Bank	200	2.10		3/20/23	2.94	(12,744)	—	(12,744)
Iceland	JPMorgan Chase Bank	200	2.45		3/20/23	2.94	(7,133)	—	(7,133)
South Africa	Bank of America	525	1.00	(1)	12/20/15	1.43	(8,418)	3,672	(4,746)
South Africa	Bank of America	775	1.00	(1)	12/20/15	1.43	(12,428)	5,172	(7,256)
South Africa	Barclays Bank PLC	565	1.00	(1)	12/20/15	1.43	(9,060)	4,425	(4,635)
South Africa	Barclays Bank PLC	750	1.00	(1)	12/20/15	1.43	(12,027)	5,825	(6,202)
South Africa	Credit Suisse	840	1.00	(1)	12/20/15	1.43	(13,470)	14,642	1,172
South Africa	Credit Suisse	790	1.00	(1)	12/20/15	1.43	(12,668)	6,744	(5,924)
South Africa	Credit Suisse	775	1.00	(1)	12/20/15	1.43	(12,428)	6,078	(6,350)
South Africa	Deutsche Bank	500	1.00	(1)	9/20/15	1.40	(6,913)	9,273	2,360
South Africa	Deutsche Bank	610	1.00	(1)	12/20/15	1.43	(9,781)	4,777	(5,004)
South Africa	Goldman Sachs, Inc.	820	1.00	(1)	12/20/15	1.43	(13,149)	7,000	(6,149)
South Africa	Goldman Sachs, Inc.	815	1.00	(1)	12/20/15	1.43	(13,069)	6,700	(6,369)
South Africa	JPMorgan Chase Bank	1,500	1.00	(1)	9/20/15	1.40	(20,737)	16,943	(3,794)

							$(571,495)	$(38,771)	$(610,266)

Credit Default Swaps — Buy Protection
		Notional	Contract				Upfront	Net Unrealized
		Amount	Annual		Termination	Market	Payments	Appreciation
Reference Entity	Counterparty	(000’s omitted)	Fixed Rate**		Date	Value	Received (Paid)	(Depreciation)

Austria	Barclays Bank PLC	$300	0.44%		12/20/13	$2,271	$—	$2,271
Austria	Barclays Bank PLC	200	1.42		3/20/14	(2,951)	—	(2,951)
Brazil	Bank of America	350	1.00	(1)	6/20/20	14,990	(11,085)	3,905
Brazil	Bank of America	825	1.00	(1)	6/20/20	35,329	(32,967)	2,362
Brazil	Bank of America	2,900	1.00	(1)	12/20/20	134,528	(84,467)	50,061
Brazil	Bank of America	883	1.00	(1)	12/20/20	40,961	(30,069)	10,892
Brazil	Bank of America	387	1.00	(1)	12/20/20	17,953	(12,891)	5,062
Brazil	Bank of America	120	1.00	(1)	12/20/20	5,567	(3,824)	1,743
Brazil	Barclays Bank PLC	450	1.65		9/20/19	(4,145)	—	(4,145)
Brazil	Barclays Bank PLC	770	1.00	(1)	12/20/20	35,719	(26,832)	8,887
Brazil	Citigroup Global Markets	190	1.00	(1)	12/20/20	8,813	(6,125)	2,688
Brazil	Deutsche Bank	1,600	1.00	(1)	12/20/20	74,221	(34,776)	39,445
Brazil	Deutsche Bank	190	1.00	(1)	12/20/20	8,812	(6,832)	1,980
Brazil	HSBC Bank USA	160	1.00	(1)	12/20/20	7,422	(5,158)	2,264
Brazil	Standard Chartered Bank	800	1.00	(1)	12/20/20	37,110	(21,717)	15,393
Brazil	Standard Chartered Bank	150	1.00	(1)	12/20/20	6,957	(4,835)	2,122
China	Barclays Bank PLC	1,648	1.00	(1)	12/20/16	21,085	(35,868)	(14,783)
China	Credit Suisse	1,000	1.00	(1)	12/20/16	12,794	(21,530)	(8,736)
China	Deutsche Bank	703	1.00	(1)	12/20/16	8,995	(15,301)	(6,306)
China	Deutsche Bank	1,393	1.00	(1)	12/20/16	17,823	(26,725)	(8,902)
Colombia	Bank of America	950	1.00	(1)	9/20/21	50,089	(42,182)	7,907
Colombia	Goldman Sachs, Inc.	740	1.00	(1)	9/20/21	39,017	(32,281)	6,736

44

Emerging Markets Local Income Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
		Notional	Contract				Upfront	Net Unrealized
		Amount	Annual		Termination	Market	Payments	Appreciation
Reference Entity	Counterparty	(000’s omitted)	Fixed Rate**		Date	Value	Received (Paid)	(Depreciation)

Colombia	HSBC Bank USA	$2,100	1.00	%(1)	9/20/21	$110,723	$(89,556)	$21,167
Colombia	Morgan Stanley	1,100	1.00	(1)	9/20/21	57,998	(48,843)	9,155
Egypt	Bank of America	550	1.00	(1)	9/20/15	55,852	(20,473)	35,379
Egypt	Barclays Bank PLC	125	1.00	(1)	6/20/15	11,753	(3,704)	8,049
Egypt	Citigroup Global Markets	650	1.00	(1)	12/20/15	70,742	(36,186)	34,556
Egypt	Citigroup Global Markets	100	1.00	(1)	6/20/20	22,087	(9,576)	12,511
Egypt	Citigroup Global Markets	100	1.00	(1)	6/20/20	22,087	(10,059)	12,028
Egypt	Credit Suisse	1,085	1.00	(1)	12/20/15	118,084	(60,407)	57,677
Egypt	Credit Suisse	375	1.00	(1)	12/20/15	40,812	(19,558)	21,254
Egypt	Deutsche Bank	250	1.00	(1)	6/20/15	23,505	(7,327)	16,178
Egypt	Deutsche Bank	150	1.00	(1)	6/20/15	14,104	(5,932)	8,172
Egypt	Deutsche Bank	100	1.00	(1)	6/20/15	9,401	(4,447)	4,954
Egypt	Deutsche Bank	100	1.00	(1)	6/20/15	9,401	(4,593)	4,808
Egypt	Deutsche Bank	125	1.00	(1)	9/20/15	12,694	(5,970)	6,724
Egypt	Deutsche Bank	1,400	1.00	(1)	12/20/15	152,367	(58,475)	93,892
Egypt	Deutsche Bank	930	1.00	(1)	12/20/15	101,215	(47,097)	54,118
Egypt	Deutsche Bank	100	1.00	(1)	6/20/20	22,086	(9,634)	12,452
Egypt	Deutsche Bank	50	1.00	(1)	6/20/20	11,043	(4,810)	6,233
Egypt	JPMorgan Chase Bank	100	1.00	(1)	6/20/15	9,402	(4,507)	4,895
Greece	Citigroup Global Markets	225	1.00	(1)	6/20/15	155,340	(31,259)	124,081
Guatemala	Citigroup Global Markets	458	1.00	(1)	9/20/20	39,065	(31,260)	7,805
Lebanon	Barclays Bank PLC	200	1.00	(1)	12/20/14	15,478	(9,660)	5,818
Lebanon	Citigroup Global Markets	250	3.30		9/20/14	1,322	—	1,322
Lebanon	Citigroup Global Markets	200	1.00	(1)	12/20/14	15,478	(9,806)	5,672
Lebanon	Citigroup Global Markets	150	1.00	(1)	12/20/14	11,607	(7,099)	4,508
Lebanon	Citigroup Global Markets	100	1.00	(1)	12/20/14	7,738	(4,830)	2,908
Lebanon	Credit Suisse	300	1.00	(1)	3/20/15	25,452	(14,330)	11,122
Lebanon	Credit Suisse	100	1.00	(1)	3/20/15	8,484	(4,805)	3,679
Lebanon	Credit Suisse	1,000	1.00	(1)	12/20/15	106,721	(70,500)	36,221
Lebanon	Credit Suisse	840	1.00	(1)	12/20/15	89,646	(62,075)	27,571
Lebanon	Credit Suisse	350	1.00	(1)	12/20/15	37,354	(24,621)	12,733
Lebanon	Deutsche Bank	100	1.00	(1)	3/20/15	8,485	(4,436)	4,049
Lebanon	Deutsche Bank	1,140	1.00	(1)	12/20/15	121,662	(83,457)	38,205
Lebanon	Deutsche Bank	865	1.00	(1)	12/20/15	92,314	(63,586)	28,728
Philippines	Bank of America	700	1.00	(1)	12/20/15	10,770	(12,561)	(1,791)
Philippines	Barclays Bank PLC	100	1.85		12/20/14	(2,314)	—	(2,314)
Philippines	Barclays Bank PLC	142	1.00	(1)	3/20/15	980	(2,793)	(1,813)
Philippines	Citigroup Global Markets	200	1.84		12/20/14	(4,563)	—	(4,563)
Philippines	Deutsche Bank	150	1.00	(1)	3/20/15	1,036	(3,205)	(2,169)
Philippines	HSBC Bank USA	600	1.00	(1)	9/20/15	7,570	(12,080)	(4,510)
Philippines	JPMorgan Chase Bank	142	1.00	(1)	3/20/15	980	(2,793)	(1,813)
Philippines	Standard Chartered Bank	4,900	1.00	(1)	3/20/16	93,591	(75,013)	18,578
South Africa	Bank of America	300	1.00	(1)	12/20/19	16,750	(11,323)	5,427
South Africa	Bank of America	775	1.00	(1)	12/20/20	50,212	(27,279)	22,933
South Africa	Bank of America	525	1.00	(1)	12/20/20	34,015	(20,270)	13,745
South Africa	Barclays Bank PLC	300	1.00	(1)	12/20/19	16,751	(13,089)	3,662
South Africa	Barclays Bank PLC	100	1.00	(1)	3/20/20	5,812	(3,351)	2,461
South Africa	Barclays Bank PLC	750	1.00	(1)	12/20/20	48,594	(27,878)	20,716
South Africa	Barclays Bank PLC	565	1.00	(1)	12/20/20	36,607	(19,814)	16,793
South Africa	Citigroup Global Markets	150	1.00	(1)	12/20/19	8,374	(7,440)	934

45

Emerging Markets Local Income Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
		Notional		Contract				Upfront	Net Unrealized
		Amount		Annual		Termination	Market	Payments	Appreciation
Reference Entity	Counterparty	(000’s omitted)		Fixed Rate**		Date	Value	Received (Paid)	(Depreciation)

South Africa	Citigroup Global Markets		$100	1.00	%(1)	3/20/20	$5,813	$(5,230)	$583
South Africa	Credit Suisse		100	1.00	(1)	3/20/20	5,813	(3,675)	2,138
South Africa	Credit Suisse		100	1.00	(1)	3/20/20	5,813	(4,471)	1,342
South Africa	Credit Suisse		775	1.00	(1)	12/20/20	50,213	(29,004)	21,209
South Africa	Credit Suisse		790	1.00	(1)	12/20/20	51,186	(31,070)	20,116
South Africa	Credit Suisse		840	1.00	(1)	12/20/20	54,425	(40,603)	13,822
South Africa	Deutsche Bank		500	1.00	(1)	9/20/20	31,311	(25,270)	6,041
South Africa	Deutsche Bank		610	1.00	(1)	12/20/20	39,522	(22,294)	17,228
South Africa	Goldman Sachs, Inc.		815	1.00	(1)	12/20/20	52,805	(30,388)	22,417
South Africa	Goldman Sachs, Inc.		820	1.00	(1)	12/20/20	53,130	(31,071)	22,059
South Africa	JPMorgan Chase Bank		100	1.00	(1)	12/20/19	5,582	(5,172)	410
South Africa	JPMorgan Chase Bank		100	1.00	(1)	12/20/19	5,583	(6,208)	(625)
South Africa	JPMorgan Chase Bank		100	1.00	(1)	3/20/20	5,812	(3,610)	2,202
South Africa	JPMorgan Chase Bank		100	1.00	(1)	3/20/20	5,812	(3,739)	2,073
South Africa	JPMorgan Chase Bank		100	1.00	(1)	3/20/20	5,812	(5,167)	645
Spain	Barclays Bank PLC		167	1.00	(1)	9/20/20	25,117	(14,484)	10,633
Spain	Barclays Bank PLC		700	1.00	(1)	12/20/20	106,981	(65,108)	41,873
Spain	Barclays Bank PLC		690	1.00	(1)	12/20/20	105,453	(65,386)	40,067
Spain	Barclays Bank PLC		300	1.00	(1)	12/20/20	45,850	(28,006)	17,844
Spain	Citigroup Global Markets		300	1.00	(1)	3/20/20	43,598	(6,896)	36,702
Spain	Citigroup Global Markets		300	1.00	(1)	3/20/20	43,597	(14,201)	29,396
Spain	Deutsche Bank		300	1.00	(1)	3/20/20	43,598	(6,512)	37,086
Spain	Deutsche Bank		300	1.00	(1)	3/20/20	43,597	(14,201)	29,396
Spain	Deutsche Bank		550	1.00	(1)	6/20/20	81,338	(33,648)	47,690
Spain	Deutsche Bank		3,265	1.00	(1)	12/20/20	498,985	(265,338)	233,647
Spain	Deutsche Bank		670	1.00	(1)	12/20/20	102,395	(63,490)	38,905
Spain	Goldman Sachs, Inc.		193	1.00	(1)	9/20/20	29,026	(17,095)	11,931
Thailand	Barclays Bank PLC		400	0.97		9/20/19	21,823	—	21,823
Thailand	Citigroup Global Markets		400	0.86		12/20/14	3,802	—	3,802
Thailand	Citigroup Global Markets		200	0.95		9/20/19	11,191	—	11,191
Thailand	Goldman Sachs, Inc.		1,500	1.00	(1)	3/20/16	26,198	(10,969)	15,229
Thailand	JPMorgan Chase Bank		200	0.87		12/20/14	1,837	—	1,837
Uruguay	Citigroup Global Markets		100	1.00	(1)	6/20/20	5,849	(6,591)	(742)
Uruguay	Deutsche Bank		100	1.00	(1)	6/20/20	5,849	(6,437)	(588)
Banco de Sabadell, S.A.	JPMorgan Chase Bank		110	3.00	(1)	3/20/15	27,248	(487)	26,761
Citibank Corp.	Bank of America		490	1.00	(1)	9/20/20	36,527	(27,556)	8,971
Citibank Corp.	JPMorgan Chase Bank		490	1.00	(1)	9/20/20	36,528	(29,167)	7,361
Erste Group Bank AG	Barclays Bank PLC		110	1.00	(1)	3/20/15	12,158	(5,284)	6,874
ING Verzekeringen N.V.	JPMorgan Chase Bank		110	1.00	(1)	3/20/15	7,061	(2,377)	4,684
OAO Gazprom	Deutsche Bank		100	1.00	(1)	9/20/20	14,067	(10,975)	3,092
Rabobank Nederland N.V.	JPMorgan Chase Bank		110	1.00	(1)	3/20/15	2,035	(69)	1,966
Raiffeisen Zentralbank	Barclays Bank PLC		110	1.00	(1)	3/20/15	10,897	(7,133)	3,764
iTraxx Europe Senior Financials 5-Year Index	Goldman Sachs, Inc.	EUR	920	1.00	(1)	12/20/16	73,374	(107,677)	(34,303)
iTraxx Europe Subordinated Financials 5-Year Index	Goldman Sachs, Inc.	EUR	1,590	5.00	(1)	12/20/16	(93,988)	(9,204)	(103,192)

							$4,260,650	$(2,632,495)	$1,628,155

46

Emerging Markets Local Income Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2011, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $25,065,000.
**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.
***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.
(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

EUR - Euro

Cross-Currency Swaps
	Notional	Notional
	Amount on	Amount on
	Fixed Rate	Floating Rate
	(Currency	(Currency				Net
	Received)	Delivered)			Termination	Unrealized
Counterparty	(000’s omitted)	(000’s omitted)	Floating Rate	Fixed Rate	Date	Depreciation

Deutsche Bank	COP 5,200,000	$2,728	6-month USD-LIBOR-BBA	3.32%	12/17/13	$(8,772)

$(8,772)

COP - Colombian Peso

The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

Written options activity for the year ended October 31, 2011 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of year	—	$—
Options written	14,300,000	98,189
Options expired	(14,300,000)	(98,189)

Outstanding, end of year	—	$—

At October 31, 2011, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective and its use of derivatives, the Portfolio is subject to the following risks:

Commodity Risk: The Portfolio invests in commodities-linked derivative investments, including commodity futures contracts and options thereon and forward commodity contracts, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative investments are used to enhance return.

Credit Risk: The Portfolio enters into credit default swap contracts to manage its credit risk, to gain a particular exposure to a credit risk, or to enhance return.

Equity Price Risk: The Portfolio enters into equity index options to enhance return.

47

Emerging Markets Local Income Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, currency options and cross-currency swaps to enhance return or to hedge against fluctuations in currency exchange rates. It also enters into forward foreign currency exchange contracts as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including futures, interest rate swaps and cross currency swaps to enhance return, to change the overall duration of the portfolio, or to hedge against fluctuations in securities prices due to interest rates.

The Portfolio enters into swap contracts, forward foreign currency exchange contracts and forward commodity contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2011, the fair value of derivatives with credit-related contingent features in a net liability position was $9,307,000. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $2,649,893 at October 31, 2011.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts, over-the-counter options, forward commodity contracts and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Portfolio is not subject to counterparty credit risk with respect to its written options as the Portfolio, not the counterparty, is obligated to perform under such derivatives. At October 31, 2011, the maximum amount of loss the Portfolio would incur due to counterparty risk was $16,686,678, with the highest amount from any one counterparty being $2,911,289. Such maximum amount would be reduced by any unamortized upfront payments received by the Portfolio. Such amount would be increased by any unamortized upfront payments made by the Portfolio. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At October 31, 2011, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $6,666,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2011 was as follows:

	Fair Value
			Foreign	Interest
Consolidated Statement of Assets and Liabilities Caption	Credit	Equity Price	Exchange	Rate	Commodity

Securities of unaffiliated issuers, at value	$—	$215,529	$65,496	$—	$1,680
Net unrealized depreciation*	—	—	—	129,970	52,925
Receivable for open forward foreign currency exchange contracts	—	—	6,545,897	—	—
Receivable for open swap contracts; Premium paid/received on open swap contracts	4,368,611	—	—	5,942,877	—

Total Asset Derivatives	$4,368,611	$215,529	$6,611,393	$6,072,847	$54,605

Net unrealized depreciation*	$—	$—	$—	$(404,412)	$—
Payable for open forward commodity contracts	—	—	—	—	(705,490)
Payable for open forward foreign currency exchange contracts	—	—	(6,735,824)	—	—
Payable for open swap contracts; Premium paid/received on open swap contracts	(679,456)	—	—	(603,487)	—

Total Liability Derivatives	$(679,456)	$—	$(6,735,824)	$(1,007,899)	$(705,490)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

48

Emerging Markets Local Income Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2011 was as follows:

			Foreign	Interest
Consolidated Statement of Operations Caption	Credit	Equity Price	Exchange	Rate	Commodity

Net realized gain (loss) — Investment transactions	$—	$(375,799)	$—	$—	$—
Written options	—	98,189	—	—	—
Futures contracts	—	—	—	(38,513)	(821,766)
Swap contracts	39,284	—	—	981,483	—
Forward commodity contracts	—	—	—	—	(1,081,966)
Foreign currency and forward foreign currency exchange contract transactions	—	—	(11,549,615)	—	—

Total	$39,284	$(277,610)	$(11,549,615)	$942,970	$(1,903,732)

Change in unrealized appreciation (depreciation) —
Investments	$—	$(92,245)	$111,663	$—	$(40,020)
Futures contracts	—	—	—	(273,829)	52,925
Swap contracts	1,288,318	—	—	4,407,567	—
Forward commodity contracts	—	—	—	—	(705,490)
Foreign currency and forward foreign currency exchange contracts	—	—	365,241	—	—

Total	$1,288,318	$(92,245)	$476,904	$4,133,738	$(692,585)

The average notional amounts of futures contracts, forward commodity contracts, forward foreign currency exchange contracts and swap contracts outstanding during the year ended October 31, 2011, which are indicative of the volume of these derivative types, were approximately $34,435,000, $4,819,000, $539,138,000 and $669,920,000, respectively.

The average principal amount of purchased currency options contracts, average number of purchased index options contracts and average number of purchased commodity options contracts outstanding during the year ended October 31, 2011, which are indicative of the volume of these derivative types, were approximately $13,339,000, 52,888,000 contracts and 6 contracts, respectively.

6 Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million ($450 million prior to September 12, 2011) unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% (0.10% prior to September 12, 2011) on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2011.

7 Risks Associated with Foreign Investments and Currencies

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities and currencies also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

49

Emerging Markets Local Income Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

8 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2011, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Government Bonds	$—	$575,312,090	$—	$575,312,090
Mortgage Pass-Throughs	—	12,944,580	—	12,944,580
U.S. Government Agency Obligations	—	7,937,154	—	7,937,154
Precious Metals	11,819,397	—	—	11,819,397
Currency Options Purchased	—	65,496	—	65,496
Put Options Purchased	1,680	215,529	—	217,209
Short-Term Investments —
Foreign Government Securities	—	76,612,069	—	76,612,069
U.S. Treasury Obligations	—	25,004,098	—	25,004,098
Repurchase Agreements	—	27,687,410	—	27,687,410
Other Securities	—	53,430,441	—	53,430,441

Total Investments	$11,821,077	$779,208,867	$—	$791,029,944

Forward Foreign Currency Exchange Contracts	$—	$6,545,897	$—	$6,545,897
Swap Contracts	—	10,311,488	—	10,311,488
Futures Contracts	182,895	—	—	182,895

Total	$12,003,972	$796,066,252	$—	$808,070,224

Liability Description

Securities Sold Short	$—	$(25,867,990)	$—	$(25,867,990)
Forward Commodity Contracts	—	(705,490)	—	(705,490)
Forward Foreign Currency Exchange Contracts	—	(6,735,824)	—	(6,735,824)
Swap Contracts	—	(1,282,943)	—	(1,282,943)
Futures Contracts	(404,412)	—	—	(404,412)

Total	$(404,412)	$(34,592,247)	$—	$(34,996,659)

The Portfolio held no investments or other financial instruments as of October 31, 2010 whose fair value was determined using Level 3 inputs. At October 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

50

Emerging Markets Local Income Portfolio

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Emerging Markets Local Income Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities of Emerging Markets Local Income Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2011, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated supplementary data for each of the four years in the period then ended and the period from the start of business, June 27, 2007, to October 31, 2007. These consolidated financial statements and consolidated supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated supplementary data referred to above present fairly, in all material respects, the financial position of Emerging Markets Local Income Portfolio and subsidiary as of October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended and the period from the start of business, June 27, 2007, to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 21, 2011

51

Eaton Vance
Emerging Markets Local Income Fund

October 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Emerging Markets Local Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
with the
	Trust and	Length of	Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Of the Trust since 2005 and of the Portfolio since 2007	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Of the Trust since 2003 and of the Portfolio since 2007	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

52

Eaton Vance
Emerging Markets Local Income Fund

October 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and	Length of	Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Of the Trust since 2003 and of the Portfolio since 2007	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2007	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board and Trustee of the Portfolio since 2007 and Trustee of the Trust since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust	Since 2011(2)	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Mark S. Venezia 1949	President of the Portfolio	Since 2007	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

53

Eaton Vance
Emerging Markets Local Income Fund

October 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust since 2004 and of the Portfolio since 2007	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	Prior to 2011, Mr. Richardson was Vice President of the Trust since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

54

Eaton Vance
Emerging Markets Local Income Fund

October 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

55

This Page Intentionally Left Blank

Investment Adviser of Emerging Markets Local Income Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Emerging Markets Local Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3040-12/11	EMISRC

Eaton Vance Floating-Rate Fund Annual Report October 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2011
Eaton Vance
Floating-Rate Fund

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 48

Federal Tax Information	20

Management and Organization	49

Important Notices	52

Eaton Vance
Floating-Rate Fund
October 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions

The S&P/LSTA Leveraged Loan Index2, the broad barometer for the floating-rate loan market, posted a total return of 3.16% for the 12 months ending October 31, 2011, reflecting the widespread uncertainty and volatility that affected virtually all global investment markets.

The period began on an upbeat note, with the floating-rate loan market generating strong gains and driven by favorable technical conditions and improving issuer fundamentals. Heavy inflows into prime rate mutual funds, increased refinancing activity and a general improvement in the overall tone of the market bolstered demand and, in turn, lifted prices. Issuer fundamentals also improved as various measures of earnings growth rose. Furthermore, default rates remained low.

The loan market’s strong performance continued in April, although it began to falter in May and June. That’s when the new issue supply of floating-rate loans increased and demand dwindled in response to growing uncertainty about the prospects for both the U.S. and global economies. In late summer, the floating-rate loan market performed poorly, coming under significant pressure amid a darkening of macroeconomic headlines. In particular, the downgrade of the U.S. credit rating by Standard & Poor’s, renewed stress in the European sovereign debt saga and several disappointing global economic numbers provided a gloomy economic backdrop. Loans were also challenged by the Federal Reserve’s pledge to keep rates low until at least mid-2013, which tempered individual investors’ demand for the asset class. In October of 2011, the floating-rate loan market rebounded somewhat as worries about higher interest rates resurfaced and investors’ appetite for riskier asset classes improved.

Even though the prospects for the global economy dimmed during the period, issuer fundamentals remained solid. As one measure of that, the trailing 12-month default rates by principal amount stood at 0.32% as of October 31, 2011, a low rate when viewed historically.

Fund Performance

For the fiscal year ending October 31, 2011, Eaton Vance Floating-Rate Fund’s Class A shares at net asset value (NAV) had a total return of 3.79%. By comparison, the Fund’s benchmark, the S&P/LSTA Leveraged Loan Index (the Index), gained 3.16% during the period.

Relative to the Index, the Fund benefited from its general bias toward the higher-quality end of the floating-rate loan market because lower-quality B-rated7 loans, and more notably, CCC-rated securities, underperformed for the 12-month period overall. Although the Fund’s higher-quality positioning acted as a headwind early in the year when investors favored riskier segments of the floating-rate loan market, the emphasis on higher-quality securities bolstered performance during most of the second half when investors’ appetite for risk waned.

The Fund was helped by its underweighted positions in publishing and utilities, sectors that lagged the Index during the 12-month period. The benefits of underweighting these sectors more than offset what was lost by underweighting financial intermediaries, telecommunications, and lodging and casinos, all of which outpaced the Index for the year.

The Fund’s comparatively broad diversification8 also aided relative performance. The Index’s larger-cap, higher-volume names, which experienced the greatest selling pressure in the second half of the period, underperformed the floating-rate loan market as a whole for the 12-month period. Against that backdrop, the Fund’s diversification beyond the larger-cap, higher-volume issues was a plus.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
Floating-Rate Fund
October 31, 2011
Performance2,3

Portfolio Managers Scott H. Page, CFA; Craig P. Russ

					Since
% Average Annual Total Returns	Inception Date	1 Year	5 Years	10 Years	Inception

Advisers Class at NAV	2/7/2001	3.68%	3.14%	3.71%	—
Class A at NAV	5/5/2003	3.79	3.15	—	3.81
Class A at 2.25% Maximum Sales Charge	—	1.47	2.69	—	3.53
Class B at NAV	2/5/2001	3.04	2.37	2.95	—
Class B at 5% Maximum Sales Charge	—	–1.95	2.04	2.95	—
Class C at NAV	2/1/2001	2.92	2.37	2.94	—
Class C at 1% Maximum Sales Charge	—	1.92	2.37	2.94	—
Class I at NAV	1/30/2001	4.04	3.42	3.98	—
S&P/LSTA Leveraged Loan Index	—	3.16%	4.42%	5.16%	—

Total Annual Operating Expense Ratios[4]	Advisers Class	Class A	Class B	Class C	Class I

	1.05%	1.04%	1.80%	1.80%	0.79%
Growth of $250,000

This graph shows the change in value of a hypothetical investment of $250,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
Growth of $250,000	Period Beginning	At NAV	Sales Charge

Advisers Class	10/31/01	$360,075	N.A.

Class A	5/5/03	$343,430	$335,709

Class B	10/31/01	$334,370	N.A.

Class C	10/31/01	$334,021	N.A.

			With Maximum
Growth of $10,000	Period Beginning	At NAV	Sales Charge

Advisers Class	10/31/01	$14,403	N.A.

Class A	5/5/03	$13,737	$13,428

Class B	10/31/01	$13,375	N.A.

Class C	10/31/01	$13,361	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Floating-Rate Fund
October 31, 2011
Fund Profile5

Top 10 Holdings (% of total investments)6

Community Health Systems, Inc.	1.2%
Reynolds Group Holdings, Inc.	1.1
SunGard Data Systems, Inc.	1.1
Rite Aid Corp.	1.0
Intelsat Jackson Holdings SA	1.0
Del Monte Foods Co.	1.0
HCA, Inc.	0.9
Asurion Corp.	0.9
UPC Broadband Holding B.V./UPC Financing Partnership	0.9
Caesars Entertainment Operating Co.	0.9

Total	10.0%

Top 10 Sectors (% of total investments)6

Health Care	11.6%
Business Equipment and Services	7.8
Electronics/Electrical	6.1
Automotive	4.6
Food Products	4.2
Leisure Goods/Activities/Movies	4.2
Chemicals and Plastics	4.1
Financial Intermediaries	3.9
Telecommunications	3.9
Food Service	3.8

Total	54.2%

Credit Quality (% of loan holdings)7

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance
Floating-Rate Fund
October 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

[7]	Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

[8]	Diversification cannot guarantee a profit or eliminate the risk of a loss.

Fund profile subject to change due to active management.

5

Eaton Vance
Floating-Rate Fund

October 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 – October 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
	(5/1/11)	(10/31/11)	(5/1/11 – 10/31/11)	Ratio

Actual
Advisers Class	$1,000.00	$993.10	$5.12	1.02%
Class A	$1,000.00	$994.00	$5.13	1.02%
Class B	$1,000.00	$989.40	$8.88	1.77%
Class C	$1,000.00	$989.40	$8.88	1.77%
Class I	$1,000.00	$994.30	$3.87	0.77%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,020.10	$5.19	1.02%
Class A	$1,000.00	$1,020.10	$5.19	1.02%
Class B	$1,000.00	$1,016.30	$9.00	1.77%
Class C	$1,000.00	$1,016.30	$9.00	1.77%
Class I	$1,000.00	$1,021.30	$3.92	0.77%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2011. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance
Floating-Rate Fund

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Investment in Floating Rate Portfolio, at value (identified cost, $7,995,352,556)	$7,876,996,575
Receivable for Fund shares sold	35,777,942

Total assets	$7,912,774,517

Liabilities

Payable for Fund shares redeemed	$20,038,692
Distributions payable	14,717,903
Payable to affiliates:
Distribution and service fees	1,100,136
Administration fee	985,588
Trustees’ fees	42
Accrued expenses	1,171,830

Total liabilities	$38,014,191

Net Assets	$7,874,760,326

Sources of Net Assets

Paid-in capital	$8,320,307,922
Accumulated net realized loss from Portfolio	(312,452,630)
Accumulated distributions in excess of net investment income	(14,738,985)
Net unrealized depreciation from Portfolio	(118,355,981)

Total	$7,874,760,326

Advisers Class Shares

Net Assets	$492,205,608
Shares Outstanding	55,592,260
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.85

Class A Shares

Net Assets	$1,450,518,200
Shares Outstanding	158,407,394
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.16
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$9.37

Class B Shares

Net Assets	$41,083,663
Shares Outstanding	4,648,197
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.84

Class C Shares

Net Assets	$782,241,066
Shares Outstanding	88,460,923
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.84

Class I Shares

Net Assets	$5,108,711,789
Shares Outstanding	576,698,286
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.86

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.
7

Eaton Vance
Floating-Rate Fund

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Interest and other income allocated from Portfolio	$360,378,244
Expenses allocated from Portfolio	(39,986,988)

Total investment income from Portfolio	$320,391,256

Expenses

Administration fee	$11,135,953
Distribution and service fees
Advisers Class	1,421,366
Class A	3,775,682
Class B	508,880
Class C	8,251,902
Trustees’ fees and expenses	500
Custodian fee	37,325
Transfer and dividend disbursing agent fees	3,993,563
Legal and accounting services	77,085
Printing and postage	491,412
Registration fees	961,049
Miscellaneous	36,715

Total expenses	$30,691,432

Net investment income	$289,699,824

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$10,480,142
Swap contracts	62,359
Foreign currency and forward foreign currency exchange contract transactions	(24,273,872)

Net realized loss	$(13,731,371)

Change in unrealized appreciation (depreciation) —
Investments	$(93,313,516)
Swap contracts	(2,277,248)
Foreign currency and forward foreign currency exchange contracts	9,695,542

Net change in unrealized appreciation (depreciation)	$(85,895,222)

Net realized and unrealized loss	$(99,626,593)

Net increase in net assets from operations	$190,073,231

See Notes to Financial Statements.
8

Eaton Vance
Floating-Rate Fund

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$289,699,824	$143,470,721
Net realized loss from investment transactions, swap contracts and foreign currency and forward foreign currency exchange contract transactions	(13,731,371)	(44,774,856)
Net change in unrealized appreciation (depreciation) from investments, swap contracts and foreign currency and forward foreign currency exchange contracts	(85,895,222)	239,100,810

Net increase in net assets from operations	$190,073,231	$337,796,675

Distributions to shareholders —
From net investment income
Advisers Class	$(21,432,506)	$(18,124,913)
Class A	(57,075,853)	(48,272,617)
Class B	(1,576,040)	(2,411,259)
Class C	(25,501,335)	(26,202,988)
Class I	(179,405,173)	(68,947,107)
Tax return of capital
Advisers Class	(815,482)	—
Class A	(2,171,670)	—
Class B	(59,967)	—
Class C	(970,296)	—
Class I	(6,826,160)	—

Total distributions to shareholders	$(295,834,482)	$(163,958,884)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Advisers Class	$399,281,466	$187,729,989
Class A	996,681,474	624,744,369
Class B	11,923,535	8,697,094
Class C	275,080,563	205,628,563
Class I	3,917,813,641	2,248,767,838
Net asset value of shares issued to shareholders in payment of distributions declared
Advisers Class	20,602,176	16,417,373
Class A	48,713,299	37,110,123
Class B	1,113,520	1,673,591
Class C	18,143,158	17,630,727
Class I	58,488,929	26,683,491
Cost of shares redeemed
Advisers Class	(352,091,893)	(146,342,237)
Class A	(748,651,194)	(506,574,835)
Class B	(13,512,001)	(15,119,559)
Class C	(238,003,109)	(139,716,331)
Class I	(1,590,280,252)	(431,868,935)
Net asset value of shares exchanged
Class A	13,347,912	9,485,056
Class B	(13,347,912)	(9,485,056)
Redemption fees	96,079	310,632

Net increase in net assets from Fund share transactions	$2,805,399,391	$2,135,771,893

Net increase in net assets	$2,699,638,140	$2,309,609,684

Net Assets

At beginning of year	$5,175,122,186	$2,865,512,502

At end of year	$7,874,760,326	$5,175,122,186

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of year	$(14,738,985)	$6,725,950

See Notes to Financial Statements.
9

Eaton Vance
Floating-Rate Fund

October 31, 2011

Financial Highlights

	Advisers Class

	Year Ended October 31,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year	$8.880	$8.450	$7.000	$9.590	$9.840

Income (Loss) From Operations

Net investment income(1)	$0.342	$0.345	$0.362	$0.545	$0.636
Net realized and unrealized gain (loss)	(0.018)	0.488	1.442	(2.618)	(0.239)

Total income (loss) from operations	$0.324	$0.833	$1.804	$(2.073)	$0.397

Less Distributions

From net investment income	$(0.341)	$(0.404)	$(0.356)	$(0.435)	$(0.648)
Tax return of capital	(0.013)	—	—	(0.083)	—

Total distributions	$(0.354)	$(0.404)	$(0.356)	$(0.518)	$(0.648)

Redemption fees(1)	$0.000 (2)	$0.001	$0.002	$0.001	$0.001

Net asset value — End of year	$8.850	$8.880	$8.450	$7.000	$9.590

Total Return(3)	3.68%	10.08%	26.83%	(22.55)%	4.13%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$492,206	$432,169	$355,499	$375,801	$972,840
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.01%	1.05%	1.12%	1.19%	1.05%
Net investment income	3.82%	3.96%	4.95%	6.11%	6.50%
Portfolio Turnover of the Portfolio	56%	39%	35%	7%	61%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.0005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
10

Eaton Vance
Floating-Rate Fund

October 31, 2011

Financial Highlights — continued

	Class A

	Year Ended October 31,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year	$9.180	$8.740	$7.240	$9.920	$10.180

Income (Loss) From Operations

Net investment income(1)	$0.355	$0.356	$0.372	$0.560	$0.657
Net realized and unrealized gain (loss)	(0.010)	0.499	1.494	(2.705)	(0.248)

Total income (loss) from operations	$0.345	$0.855	$1.866	$(2.145)	$0.409

Less Distributions

From net investment income	$(0.352)	$(0.416)	$(0.368)	$(0.450)	$(0.670)
Tax return of capital	(0.013)	—	—	(0.086)	—

Total distributions	$(0.365)	$(0.416)	$(0.368)	$(0.536)	$(0.670)

Redemption fees(1)	$0.000 (2)	$0.001	$0.002	$0.001	$0.001

Net asset value — End of year	$9.160	$9.180	$8.740	$7.240	$9.920

Total Return(3)	3.79%	10.00%	27.01%	(22.66)%	4.12%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,450,518	$1,160,014	$946,191	$646,322	$1,619,235
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.01%	1.04%	1.12%	1.19%	1.05%
Net investment income	3.83%	3.96%	4.90%	6.08%	6.50%
Portfolio Turnover of the Portfolio	56%	39%	35%	7%	61%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.0005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
11

Eaton Vance
Floating-Rate Fund

October 31, 2011

Financial Highlights — continued

	Class B

	Year Ended October 31,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year	$8.860	$8.440	$6.990	$9.590	$9.840

Income (Loss) From Operations

Net investment income(1)	$0.275	$0.280	$0.315	$0.469	$0.563
Net realized and unrealized gain (loss)	(0.007)	0.479	1.436	(2.616)	(0.240)

Total income (loss) from operations	$0.268	$0.759	$1.751	$(2.147)	$0.323

Less Distributions

From net investment income	$(0.277)	$(0.340)	$(0.303)	$(0.382)	$(0.574)
Tax return of capital	(0.011)	—	—	(0.072)	—

Total distributions	$(0.288)	$(0.340)	$(0.303)	$(0.454)	$(0.574)

Redemption fees(1)	$0.000 (2)	$0.001	$0.002	$0.001	$0.001

Net asset value — End of year	$8.840	$8.860	$8.440	$6.990	$9.590

Total Return(3)	3.04%	9.17%	25.96%	(23.22)%	3.35%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$41,084	$55,067	$66,309	$85,386	$177,431
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.76%	1.80%	1.88%	1.94%	1.80%
Net investment income	3.08%	3.23%	4.38%	5.29%	5.76%
Portfolio Turnover of the Portfolio	56%	39%	35%	7%	61%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.0005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
12

Eaton Vance
Floating-Rate Fund

October 31, 2011

Financial Highlights — continued

	Class C

	Year Ended October 31,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year	$8.870	$8.440	$6.990	$9.590	$9.840

Income (Loss) From Operations

Net investment income(1)	$0.276	$0.279	$0.308	$0.472	$0.562
Net realized and unrealized gain (loss)	(0.018)	0.491	1.443	(2.619)	(0.239)

Total income (loss) from operations	$0.258	$0.770	$1.751	$(2.147)	$0.323

Less Distributions

From net investment income	$(0.277)	$(0.341)	$(0.303)	$(0.382)	$(0.574)
Tax return of capital	(0.011)	—	—	(0.072)	—

Total distributions	$(0.288)	$(0.341)	$(0.303)	$(0.454)	$(0.574)

Redemption fees(1)	$0.000 (2)	$0.001	$0.002	$0.001	$0.001

Net asset value — End of year	$8.840	$8.870	$8.440	$6.990	$9.590

Total Return(3)	2.92%	9.29%	25.96%	(23.22)%	3.35%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$782,241	$733,767	$618,351	$512,400	$1,142,139
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.76%	1.80%	1.87%	1.94%	1.80%
Net investment income	3.08%	3.21%	4.22%	5.31%	5.75%
Portfolio Turnover of the Portfolio	56%	39%	35%	7%	61%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.0005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
13

Eaton Vance
Floating-Rate Fund

October 31, 2011

Financial Highlights — continued

	Class I

	Year Ended October 31,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year	$8.880	$8.450	$7.000	$9.590	$9.840

Income (Loss) From Operations

Net investment income(1)	$0.366	$0.363	$0.372	$0.550	$0.658
Net realized and unrealized gain (loss)	(0.011)	0.491	1.450	(2.601)	(0.237)

Total income (loss) from operations	$0.355	$0.854	$1.822	$(2.051)	$0.421

Less Distributions

From net investment income	$(0.361)	$(0.425)	$(0.374)	$(0.456)	$(0.672)
Tax return of capital	(0.014)	—	—	(0.084)	—

Total distributions	$(0.375)	$(0.425)	$(0.374)	$(0.540)	$(0.672)

Redemption fees(1)	$0.000 (2)	$0.001	$0.002	$0.001	$0.001

Net asset value — End of year	$8.860	$8.880	$8.450	$7.000	$9.590

Total Return(3)	4.04%	10.34%	27.14%	(22.36)%	4.39%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$5,108,712	$2,794,104	$879,161	$353,249	$532,067
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	0.76%	0.79%	0.87%	0.92%	0.80%
Net investment income	4.09%	4.16%	4.99%	6.22%	6.73%
Portfolio Turnover of the Portfolio	56%	39%	35%	7%	61%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.0005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
14

Eaton Vance
Floating-Rate Fund

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Floating-Rate Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Advisers Class and Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning on January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Floating Rate Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (81.3% at October 31, 2011). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $304,533,675 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2012 ($4,215,434), October 31, 2013 ($7,255,003), October 31, 2014 ($1,123,368), October 31, 2015 ($24,641,774), October 31, 2016 ($205,764,300), October 31, 2017 ($32,557,773) and October 31, 2018 ($28,976,023). In addition, such capital loss carryforwards cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2011.

During the year ended October 31, 2011, a capital loss carryforward of $3,006,104 was utilized to offset net realized gains by the Fund.

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

15

Eaton Vance
Floating-Rate Fund

October 31, 2011

Notes to Financial Statements — continued

H Redemption Fees — Upon the redemption or exchange of shares by Advisers Class, Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. Effective January 1, 2011, Advisers Class, Class A and Class I shares are no longer subject to a redemption fee.

I Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2 Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2011 and October 31, 2010 was as follows:

	Year Ended October 31,

	2011	2010

Distributions declared from:
Ordinary income	$284,990,907	$163,958,884
Tax return of capital	$10,843,575	$—

During the year ended October 31, 2011, accumulated net realized loss was decreased by $23,029,512, accumulated distributions in excess of net investment income was increased by $26,173,852 and paid-in capital was increased by $3,144,340 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for swap contracts, defaulted bond interest, mixed straddles and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(304,533,675)
Net unrealized depreciation	$(126,296,018)
Other temporary differences	$(14,717,903)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, defaulted bond interest and the timing of recognizing distributions to shareholders.

3 Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2011, the administration fee amounted to $11,135,953. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2011, EVM earned $211,306 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $130,677 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2011. EVD also received distribution and service fees from Advisers Class, Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

16

Eaton Vance
Floating-Rate Fund

October 31, 2011

Notes to Financial Statements — continued

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4 Distribution Plans

The Fund has in effect distribution plans for the Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2011 amounted to $1,421,366 for Advisers Class shares and $3,775,682 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2011, the Fund paid or accrued to EVD $381,660 and $6,188,927 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2011, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $11,013,000 and $198,778,000, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2011 amounted to $127,220 and $2,062,975 for Class B and Class C shares, respectively.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2011, the Fund was informed that EVD received approximately $236,000, $79,000 and $185,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6 Investment Transactions

For the year ended October 31, 2011, increases and decreases in the Fund’s investment in the Portfolio aggregated $3,721,493,330 and $1,116,922,384, respectively.

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers Class	2011	2010

Sales	44,296,719	21,558,922
Issued to shareholders electing to receive payments of distributions in Fund shares	2,300,548	1,889,735
Redemptions	(39,683,951)	(16,834,640)

Net increase (decrease)	6,913,316	6,614,017

17

Eaton Vance
Floating-Rate Fund

October 31, 2011

Notes to Financial Statements — continued

	Year Ended October 31,
Class A	2011	2010

Sales	106,871,954	69,204,811
Issued to shareholders electing to receive payments of distributions in Fund shares	5,268,471	4,129,493
Redemptions	(81,529,341)	(56,325,261)
Exchange from Class B shares	1,447,361	1,053,379

Net increase	32,058,445	18,062,422

	Year Ended October 31,
Class B	2011	2010

Sales	1,326,831	999,321
Issued to shareholders electing to receive payments of distributions in Fund shares	124,665	193,279
Redemptions	(1,517,214)	(1,746,268)
Exchange to Class A shares	(1,498,631)	(1,090,746)

Net decrease	(1,564,349)	(1,644,414)

	Year Ended October 31,
Class C	2011	2010

Sales	30,556,428	23,567,429
Issued to shareholders electing to receive payments of distributions in Fund shares	2,031,564	2,033,009
Redemptions	(26,870,189)	(16,089,324)

Net increase	5,717,803	9,511,114

	Year Ended October 31,
Class I	2011	2010

Sales	434,691,707	257,316,726
Issued to shareholders electing to receive payments of distributions in Fund shares	6,538,780	3,064,675
Redemptions	(179,130,199)	(49,795,925)

Net increase	262,100,288	210,585,476

For the years ended October 31, 2011 and October 31, 2010, the Fund received $96,079 and $310,632, respectively, in redemption fees.

18

Eaton Vance
Floating-Rate Fund

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 20, 2011

19

Eaton Vance
Floating-Rate Fund

October 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

20

Floating Rate Portfolio

October 31, 2011

Portfolio of Investments

Senior Floating-Rate Interests — 92.3%(1)

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Aerospace and Defense — 1.8%

DAE Aviation Holdings, Inc.
Revolving Loan, 2.76%, Maturing July 31, 2013(2)		20,000	$18,700,000
Term Loan, 5.43%, Maturing July 31, 2014		20,315	19,756,095
Term Loan, 5.43%, Maturing July 31, 2014		20,523	19,958,789
Ducommun, Inc.
Term Loan, 5.50%, Maturing June 28, 2017		7,082	7,046,839
Dundee Holdco 4, Ltd.
Term Loan, 4.25%, Maturing May 15, 2015		3,559	2,941,880
Term Loan, 4.71%, Maturing July 13, 2015	GBP	650	861,064
Term Loan, 5.21%, Maturing July 13, 2015	GBP	650	861,064
Term Loan, 4.75%, Maturing May 13, 2016		3,559	2,941,880
IAP Worldwide Services, Inc.
Term Loan, 9.25%, Maturing December 28, 2012		30,525	29,914,167
Sequa Corp.
Term Loan, 3.62%, Maturing December 3, 2014		1,989	1,920,876
Term Loan, Maturing December 3, 2014(3)		3,025	3,027,520
TASC, Inc.
Term Loan, 4.50%, Maturing December 18, 2015		18,371	18,325,348
TransDigm, Inc.
Term Loan, 4.00%, Maturing February 14, 2017		27,734	27,681,918
Wesco Aircraft Hardware Corp.
Term Loan, 3.25%, Maturing April 7, 2016		6,158	6,142,329
Term Loan, 4.25%, Maturing April 7, 2017		2,027	2,033,229
Wyle Services Corp.
Term Loan, 5.75%, Maturing March 27, 2017		11,801	11,557,376

			$173,670,374

Air Transport — 0.3%

Evergreen International Aviation, Inc.
Term Loan, 11.50%, Maturing July 5, 2015		11,875	$11,400,000
Orbitz Worldwide, Inc.
Term Loan, 3.31%, Maturing July 25, 2014		19,959	17,376,727

			$28,776,727

Automotive — 4.5%

Allison Transmission, Inc.
Term Loan, 2.75%, Maturing August 7, 2014		69,151	$67,105,779
Autoparts Holdings, Ltd.
Term Loan, 6.50%, Maturing July 28, 2017		5,600	5,607,000
Chrysler Group, LLC
Term Loan, 6.00%, Maturing May 24, 2017		66,648	63,162,843
Delphi Corp.
Term Loan, 3.50%, Maturing March 31, 2017		10,043	10,042,643
Federal-Mogul Corp.
Term Loan, 2.18%, Maturing December 29, 2014		41,356	39,210,539
Term Loan, 2.18%, Maturing December 28, 2015		23,578	22,354,469
Financiere Truck (Investissement)
Term Loan, 1.70%, Maturing February 15, 2013(2)(4)	GBP	2,252	3,373,442
Term Loan, 3.74%, Maturing February 15, 2013	EUR	1,412	1,819,903
Ford Motor Co.
Revolving Loan, 0.37%, Maturing December 15, 2013(2)		4,852	4,809,947
Goodyear Tire & Rubber Co.
Term Loan – Second Lien, 1.93%, Maturing April 30, 2014		71,367	69,850,264
HHI Holdings, LLC
Term Loan, 7.00%, Maturing March 21, 2017		6,318	6,239,272
Metaldyne, LLC
Term Loan, 5.25%, Maturing May 18, 2017		23,666	23,459,040
Remy International, Inc.
Term Loan, 6.25%, Maturing December 16, 2016		5,459	5,383,692
SRAM, LLC
Term Loan, 4.76%, Maturing June 7, 2018		17,193	17,106,764
Term Loan – Second Lien, 8.50%, Maturing December 7, 2018		3,000	3,015,000
Tenneco, Inc.
Term Loan, 5.24%, Maturing March 17, 2014		5,550	5,383,500
TI Automotive, Ltd.
Term Loan, 9.50%, Maturing July 29, 2016		4,455	4,466,138
Tomkins, LLC
Term Loan, 4.25%, Maturing September 21, 2015		7,560	7,484,198
Term Loan, 4.25%, Maturing September 21, 2016		29,833	29,826,443
TriMas Corp.
Term Loan, 4.25%, Maturing June 21, 2017		13,990	13,727,626
UCI International, Inc.
Term Loan, 5.50%, Maturing July 26, 2017		3,436	3,453,651
Veyance Technologies, Inc.
Term Loan, 2.75%, Maturing July 31, 2014		4,357	3,953,928
Term Loan, 2.75%, Maturing July 31, 2014		26,939	24,447,513
Term Loan – Second Lien, 6.00%, Maturing July 31, 2015		2,000	1,690,000

			$436,973,594

Beverage and Tobacco — 0.0%(13)

Maine Beverage Co., LLC
Term Loan, 2.12%, Maturing March 31, 2013		746	$716,571

			$716,571

Building and Development — 1.4%

401 North Wabash Venture, LLC
Term Loan, 6.80%, Maturing July 27, 2012(4)		8,041	$6,754,325

See Notes to Financial Statements.
21

Floating Rate Portfolio

October 31, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Building and Development (continued)

Armstrong World Industries, Inc.
Term Loan, 4.00%, Maturing March 9, 2018		16,890	$16,752,893
Beacon Sales Acquisition, Inc.
Term Loan, 2.33%, Maturing September 30, 2013		3,870	3,731,737
Contech Construction Products
Term Loan, 8.25%, Maturing January 31, 2013		1,733	1,138,254
Forestar Real Estate Group, Inc.
Revolving Loan, 0.49%, Maturing August 6, 2013(2)		1,675	1,574,712
Term Loan, 6.50%, Maturing August 6, 2015		13,570	13,027,142
Goodman Global Holdings, Inc.
Term Loan, 5.75%, Maturing October 28, 2016		16,950	16,977,271
Materis SAS
Term Loan, 3.74%, Maturing April 27, 2014	EUR	2,141	2,617,961
Term Loan, 4.12%, Maturing April 27, 2015	EUR	2,283	2,790,610
Monier Group GmbH
Term Loan, 3.25%, Maturing March 16, 2015(4)		9	7,056
Term Loan, 3.25%, Maturing April 16, 2015(4)	EUR	15	17,643
Term Loan, 5.00%, Maturing April 16, 2015(4)	EUR	25	35,136
NCI Building Systems, Inc.
Term Loan, 8.00%, Maturing April 18, 2014		3,252	3,166,965
November 2005 Land Investors, LLC
Term Loan, 0.00%, Maturing March 29, 2013(5)(6)		610	91,452
Panolam Industries International, Inc.
Term Loan, 8.25%, Maturing December 31, 2013		8,970	8,182,706
RE/MAX International, Inc.
Term Loan, 5.50%, Maturing April 15, 2016		12,765	12,700,998
Realogy Corp.
Term Loan, 3.19%, Maturing October 10, 2013		1,240	1,162,034
Term Loan, 3.27%, Maturing October 10, 2013		10,297	9,649,096
Term Loan, 4.44%, Maturing October 10, 2016		426	374,933
Term Loan, 4.52%, Maturing October 10, 2016		4,570	4,018,069
South Edge, LLC
Term Loan, 0.00%, Maturing October 31, 2009(7)		8,795	8,332,924
WCI Communities, Inc.
Term Loan, 10.01%, Maturing September 2, 2016(4)		3,740	3,652,421
Woodlands Land Development Co. LP (The)
Term Loan, 5.00%, Maturing March 7, 2014		20,000	19,600,000

			$136,356,338

Business Equipment and Services — 7.9%

Acosta, Inc.
Term Loan, 4.75%, Maturing March 1, 2018		27,039	$26,768,734
Advantage Sales & Marketing, Inc.
Term Loan, 5.25%, Maturing December 18, 2017		36,095	35,554,047
Affinion Group, Inc.
Term Loan, 5.00%, Maturing October 10, 2016		41,361	38,207,116
Allied Security Holdings, LLC
Term Loan, 5.00%, Maturing February 3, 2017		13,333	13,266,395
Altegrity, Inc.
Term Loan, 7.75%, Maturing February 20, 2015		5,182	5,117,215
Term Loan, 2.99%, Maturing February 21, 2015		16,555	15,313,172
Audatex North America, Inc.
Term Loan, 2.13%, Maturing May 16, 2014		1,683	1,681,234
Term Loan, 3.31%, Maturing May 16, 2014	EUR	2,908	3,963,265
BAR/BRI Review Courses, Inc.
Term Loan, 6.00%, Maturing June 16, 2017		9,775	9,579,500
Brand Energy and Infrastructure Services, Inc.
Term Loan, 2.63%, Maturing February 7, 2014		18,961	15,358,385
Brickman Group Holdings, Inc.
Term Loan, 7.25%, Maturing October 14, 2016		13,969	13,969,437
Brock Holdings III, Inc.
Term Loan, 6.00%, Maturing March 16, 2017		17,022	16,255,992
Catalina Marketing Corp.
Term Loan, 3.00%, Maturing October 1, 2014		5,935	5,697,148
ClientLogic Corp.
Term Loan, 8.12%, Maturing January 30, 2014	EUR	569	780,053
Term Loan, 7.14%, Maturing January 30, 2017		9,682	8,823,041
DynCorp International, LLC
Term Loan, 6.25%, Maturing July 5, 2016		13,083	12,943,608
Endurance International Group, Inc. (The)
Term Loan, 8.00%, Maturing October 3, 2016		10,175	10,022,375
Go Daddy Group, Inc. (The)
Term Loan, Maturing September 29, 2017(3)		19,950	19,962,469
IMS Health, Inc.
Term Loan, 4.50%, Maturing August 25, 2017		15,115	15,114,961
KAR Auction Services, Inc.
Term Loan, 5.00%, Maturing May 19, 2017		33,292	33,291,562
Kronos, Inc.
Term Loan, 2.12%, Maturing June 11, 2014		11,982	11,468,042
Term Loan, 6.12%, Maturing June 11, 2015		3,000	2,812,500
Language Line, LLC
Term Loan, 6.25%, Maturing June 20, 2016		18,984	18,841,650
Meritas, LLC
Term Loan, 7.50%, Maturing July 28, 2017		13,847	13,639,172
Mitchell International, Inc.
Term Loan, 2.38%, Maturing March 28, 2014		1,949	1,851,531
Term Loan – Second Lien, 5.63%, Maturing March 30, 2015		1,500	1,410,000
MSCI, Inc.
Term Loan, 3.75%, Maturing March 14, 2017		15,645	15,821,472
N.E.W. Holdings I, LLC
Term Loan, 6.00%, Maturing March 23, 2016		16,559	16,199,846
Protection One Alarm Monitoring, Inc.
Term Loan, 6.00%, Maturing June 4, 2016		12,338	12,245,956
Quantum Corp.
Term Loan, 3.83%, Maturing July 14, 2014		1,509	1,471,634

See Notes to Financial Statements.
22

Floating Rate Portfolio

October 31, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Business Equipment and Services (continued)

Quantum Corp. (continued)
Quintiles Transnational Corp.
Term Loan, 5.00%, Maturing June 8, 2018		59,526	$59,004,962
Res-Care, Inc.
Term Loan, 7.25%, Maturing December 22, 2016		13,936	13,518,384
Sabre, Inc.
Term Loan, 2.30%, Maturing September 30, 2014		46,499	40,911,097
Sensus USA, Inc.
Term Loan, 4.75%, Maturing May 9, 2017		11,094	10,927,836
Softlayer Technologies, Inc.
Term Loan, 7.25%, Maturing November 5, 2016		9,255	8,931,135
SunGard Data Systems, Inc.
Term Loan, 1.99%, Maturing February 28, 2014		32,531	32,134,224
Term Loan, 3.74%, Maturing February 28, 2014		11,124	11,031,158
Term Loan, 3.90%, Maturing February 26, 2016		65,535	64,961,310
SymphonyIRI Group, Inc.
Term Loan, 5.00%, Maturing December 1, 2017		5,960	5,893,012
Total Safety U.S., Inc.
Term Loan, 7.50%, Maturing October 31, 2017		2,475	2,376,000
Transaction Network Service, Inc.
Term Loan, 6.00%, Maturing November 18, 2015		2,246	2,229,345
TransUnion, LLC
Term Loan, 4.75%, Maturing February 12, 2018		30,596	30,405,023
Travelport, LLC
Term Loan, 2.87%, Maturing August 23, 2013		154	130,625
Term Loan, 2.87%, Maturing August 23, 2013		595	505,771
Term Loan, 4.87%, Maturing August 21, 2015		8,217	7,175,797
Term Loan, 4.87%, Maturing August 21, 2015		20,702	18,078,240
Term Loan, 4.87%, Maturing August 21, 2015		25,941	22,653,155
Term Loan, 6.05%, Maturing August 21, 2015	EUR	1,481	1,756,693
U.S. Security Holdings, Inc.
Term Loan, 1.50%, Maturing July 28, 2017(2)		1,618	1,593,508
Term Loan, 6.00%, Maturing July 28, 2017		8,307	8,182,617
West Corp.
Term Loan, 4.61%, Maturing July 15, 2016		18,182	18,060,674
Term Loan, 4.63%, Maturing July 15, 2016		6,545	6,504,407

			$764,396,485

Cable and Satellite Television — 3.7%

Atlantic Broadband Finance, LLC
Term Loan, 4.00%, Maturing March 8, 2016		9,245	$9,105,877
BBHI Acquisition, LLC
Term Loan, 4.50%, Maturing December 14, 2017		4,843	4,818,960
Cequel Communications, LLC
Term Loan, 2.24%, Maturing November 5, 2013		48,683	48,074,860
Charter Communications Operating, LLC
Term Loan, 3.62%, Maturing September 6, 2016		41,909	41,699,946
Crown Media Holdings, Inc.
Term Loan, 5.75%, Maturing July 14, 2018		6,983	6,912,675
CSC Holdings, Inc.
Term Loan, 1.99%, Maturing March 29, 2016		3,603	3,572,921
Term Loan, 1.99%, Maturing March 29, 2016		23,345	23,169,556
Insight Midwest Holdings, LLC
Term Loan, 1.99%, Maturing April 7, 2014		24,428	24,238,617
Lavena Holdings 4 GmbH
Term Loan, 4.20%, Maturing March 6, 2015	EUR	2,822	3,325,771
Term Loan, 4.45%, Maturing March 4, 2016	EUR	2,822	3,325,772
MCC Iowa, LLC
Term Loan, 1.95%, Maturing January 30, 2015		7,498	7,123,405
Term Loan, 1.95%, Maturing January 30, 2015		7,620	7,239,000
Mediacom Broadband, LLC
Term Loan, 4.50%, Maturing October 23, 2017		10,147	9,981,681
Mediacom Illinois, LLC
Term Loan, 1.95%, Maturing January 30, 2015		18,945	17,927,159
Term Loan, 5.50%, Maturing March 31, 2017		2,940	2,911,520
Mediacom, LLC
Term Loan, 4.50%, Maturing October 23, 2017		10,380	10,110,010
NDS Finance, Ltd.
Term Loan, 4.00%, Maturing March 12, 2018		23,174	22,797,632
P7S1 Broadcasting Holding II B.V.
Term Loan, 4.03%, Maturing July 1, 2016	EUR	5,546	7,248,014
UPC Broadband Holding B.V.
Term Loan, 5.11%, Maturing December 31, 2016	EUR	37,765	50,277,383
Term Loan, 5.36%, Maturing December 31, 2017	EUR	3,395	4,544,622
UPC Financing Partnership
Term Loan, 3.87%, Maturing December 30, 2016		5,061	4,915,659
Term Loan, 3.74%, Maturing December 29, 2017		20,793	20,117,219
Term Loan, Maturing December 31, 2017(3)		4,575	4,540,688
YPSO Holding SA
Term Loan, 4.87%, Maturing June 6, 2016(4)	EUR	2,391	2,816,753
Term Loan, 4.87%, Maturing June 6, 2016(4)	EUR	4,086	4,814,747
Term Loan, 4.87%, Maturing June 6, 2016(4)	EUR	7,015	8,265,057
Term Loan, 5.62%, Maturing December 29, 2017(4)	EUR	966	1,138,248

			$355,013,752

Chemicals and Plastics — 4.0%

Arizona Chemical, Inc.
Term Loan, 4.75%, Maturing November 21, 2016		3,591	$3,597,491
Celanese U.S. Holdings, LLC
Term Loan, 4.24%, Maturing October 31, 2016	EUR	674	927,235
Chemtura Corp.
Term Loan, 5.50%, Maturing August 27, 2016		8,200	8,235,875
Cristal Inorganic Chemicals US, Inc.
Term Loan, 2.62%, Maturing May 15, 2014		5,054	4,996,679
General Chemical Corp.
Term Loan, 5.00%, Maturing October 6, 2015		4,229	4,202,752

See Notes to Financial Statements.
23

Floating Rate Portfolio

October 31, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Chemicals and Plastics (continued)

Houghton International, Inc.
Revolving Loan, 0.50%, Maturing January 30, 2016(2)		1,280	$1,235,200
Revolving Loan, 2.12%, Maturing January 30, 2016(2)		320	308,800
Term Loan, 6.75%, Maturing January 29, 2016		14,977	15,014,260
Huntsman International, LLC
Term Loan, 1.83%, Maturing April 21, 2014		2,584	2,539,819
Term Loan, 2.52%, Maturing June 30, 2016		5,333	5,179,437
Term Loan, 2.80%, Maturing April 19, 2017		14,543	14,088,244
INEOS Holdings, Ltd.
Term Loan, 7.50%, Maturing December 16, 2013	EUR	2,274	3,225,975
Term Loan, 8.00%, Maturing December 16, 2014	EUR	2,256	3,200,728
INEOS US Finance, LLC
Term Loan, 7.50%, Maturing December 16, 2013		19,978	20,552,854
Term Loan, 8.00%, Maturing December 16, 2014		20,554	21,145,282
MacDermid, Inc.
Term Loan, 2.25%, Maturing April 11, 2014		5,553	5,409,292
Momentive Performance Materials, Inc. (Nautilus)
Term Loan, 2.45%, Maturing December 4, 2013		4,800	4,545,000
Term Loan, 3.62%, Maturing December 4, 2013	EUR	9,896	12,894,471
Term Loan, 3.75%, Maturing May 5, 2015		21,752	20,592,210
Term Loan, 4.87%, Maturing May 5, 2015	EUR	4,961	6,341,035
Momentive Specialty Chemicals, Inc.
Term Loan, 2.48%, Maturing May 3, 2013		12,368	11,997,368
Term Loan, 2.63%, Maturing May 6, 2013		1,720	1,649,864
Term Loan, 2.63%, Maturing May 6, 2013		4,011	3,848,018
Term Loan, Maturing May 6, 2013(3)		217	210,469
Term Loan, 4.00%, Maturing May 5, 2015		13,427	12,845,131
Term Loan, 4.06%, Maturing May 5, 2015		4,149	3,920,556
Term Loan, 4.13%, Maturing May 5, 2015		6,932	6,631,612
Term Loan, 4.13%, Maturing May 5, 2015		7,097	6,706,857
Term Loan, 5.29%, Maturing May 5, 2015	EUR	1,082	1,400,378
Nalco Co.
Term Loan, 4.50%, Maturing October 5, 2017		11,509	11,521,341
Norit NV
Term Loan, 6.75%, Maturing July 7, 2017		16,750	16,331,250
OM Group, Inc.
Term Loan, 5.75%, Maturing August 2, 2017		7,000	7,017,500
Term Loan, 6.25%, Maturing August 2, 2017	EUR	2,000	2,747,799
Omnova Solutions, Inc.
Term Loan, 5.75%, Maturing May 31, 2017		15,139	15,006,394
Solutia, Inc.
Revolving Loan, 0.93%, Maturing March 17, 2015(2)		5,000	4,762,500
Term Loan, 3.50%, Maturing August 1, 2017		14,911	14,957,769
Styron S.A.R.L.
Term Loan, 6.00%, Maturing August 2, 2017		40,568	37,297,607
Univar, Inc.
Term Loan, 5.00%, Maturing June 30, 2017		73,846	72,369,201

			$389,454,253

Clothing / Textiles — 0.1%

Phillips-Van Heusen Corp.
Term Loan, 4.33%, Maturing February 26, 2016	EUR	2,348	$3,232,226
Warnaco, Inc.
Term Loan, 3.75%, Maturing June 15, 2018		3,940	3,920,424

			$7,152,650

Conglomerates — 1.6%

Education Management, LLC
Term Loan, 2.13%, Maturing June 3, 2013		18,613	$17,705,917
Financiere SPIE S.A.S.
Term Loan, 6.12%, Maturing June 29, 2018	EUR	4,500	5,884,184
Jason, Inc.
Term Loan, 8.25%, Maturing September 21, 2014		1,046	1,044,203
Term Loan, 8.25%, Maturing September 22, 2014		417	415,685
Term Loan, 8.50%, Maturing September 22, 2014		2,575	2,562,125
Rexnord Corp.
Term Loan, 2.50%, Maturing July 19, 2013		6,912	6,782,314
Term Loan, 2.87%, Maturing July 19, 2013		30,406	30,139,503
RGIS Holdings, LLC
Term Loan, 2.87%, Maturing April 30, 2014		937	887,964
Term Loan, 2.87%, Maturing April 30, 2014		20,109	19,053,252
Spectrum Brands, Inc.
Term Loan, 5.00%, Maturing June 17, 2016		27,843	27,808,074
Walter Energy, Inc.
Term Loan, 4.00%, Maturing April 2, 2018		41,817	41,799,959

			$154,083,180

Containers and Glass Products — 2.4%

Berry Plastics Corp.
Term Loan, 2.24%, Maturing April 3, 2015		29,448	$28,101,369
BWAY Corp.
Term Loan, 4.50%, Maturing February 23, 2018		2,620	2,600,358
Term Loan, 4.50%, Maturing February 23, 2018		29,510	29,288,882
Consolidated Container Co.
Term Loan, 2.50%, Maturing March 28, 2014		15,151	14,184,895
Graphic Packaging International, Inc.
Term Loan, 2.39%, Maturing May 16, 2014		21,189	21,034,558
Term Loan, 3.14%, Maturing May 16, 2014		9,072	9,092,579
Hilex Poly Co.
Term Loan, 11.25%, Maturing November 16, 2015		4,625	4,532,500
Pelican Products, Inc.
Term Loan, 5.00%, Maturing March 7, 2017		7,096	7,025,411

See Notes to Financial Statements.
24

Floating Rate Portfolio

October 31, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Containers and Glass Products (continued)

Reynolds Group Holdings, Inc.
Term Loan, 6.50%, Maturing February 9, 2018		68,848	$68,804,801
Term Loan, 6.50%, Maturing August 9, 2018		39,975	39,879,220
Sealed Air Corp.
Term Loan, 4.75%, Maturing October 3, 2018		4,165	4,212,280
Term Loan, 5.64%, Maturing October 3, 2018	EUR	998	1,376,790
TricorBraun, Inc.
Term Loan, 2.49%, Maturing July 31, 2013		1,591	1,543,408

			$231,677,051

Cosmetics / Toiletries — 0.4%

Bausch & Lomb, Inc.
Term Loan, 3.50%, Maturing April 24, 2015		3,917	$3,895,883
Term Loan, 3.59%, Maturing April 24, 2015		17,755	17,658,461
Huish Detergents, Inc.
Term Loan, 2.25%, Maturing April 25, 2014		1,962	1,818,373
Prestige Brands, Inc.
Term Loan, 4.77%, Maturing March 24, 2016		13,596	13,647,107

			$37,019,824

Drugs — 0.8%

Aptalis Pharma, Inc.
Term Loan, 5.50%, Maturing February 10, 2017		20,272	$19,625,649
Capsugel Healthcare, Ltd.
Term Loan, 5.25%, Maturing August 1, 2018		13,250	13,299,688
Endo Pharmaceuticals Holdings, Inc.
Term Loan, 4.00%, Maturing June 18, 2018		7,906	7,933,847
Graceway Pharmaceuticals, LLC
Term Loan, 0.00%, Maturing May 3, 2012(6)		4,658	2,753,895
Warner Chilcott Corp.
Term Loan, 3.75%, Maturing March 17, 2016		4,603	4,563,907
Term Loan, 4.25%, Maturing March 15, 2018		7,639	7,594,448
Term Loan, 4.25%, Maturing March 15, 2018		15,278	15,188,896
WC Luxco S.A.R.L.
Term Loan, 4.25%, Maturing March 15, 2018		10,504	10,442,366

			$81,402,696

Ecological Services and Equipment — 0.0%(13)

Big Dumpster Merger Sub, Inc.
Term Loan, 4.50%, Maturing February 5, 2013		679	$552,026
Term Loan, 4.50%, Maturing February 5, 2013		1,614	1,311,060
Environmental Systems Products Holdings, Inc.
Term Loan – Second Lien, 13.50%, Maturing September 12, 2014(5)		247	220,975
Synagro Technologies, Inc.
Term Loan, 2.25%, Maturing April 2, 2014		886	770,654

			$2,854,715

Electronics / Electrical — 5.9%

Aeroflex, Inc.
Term Loan, 4.25%, Maturing May 9, 2018		14,763	$14,541,555
Aspect Software, Inc.
Term Loan, 6.25%, Maturing May 6, 2016		26,889	27,023,662
Attachmate Corp.
Term Loan, 6.50%, Maturing April 27, 2017		21,675	21,214,406
Bentley Systems, Inc.
Term Loan, 5.75%, Maturing February 10, 2017		5,781	5,737,953
Cinedigm Digital Funding I, LLC
Term Loan, 5.25%, Maturing April 29, 2016		9,041	8,679,370
CommScope, Inc.
Term Loan, 5.00%, Maturing January 14, 2018		32,482	32,359,956
CPI International, Inc.
Term Loan, 5.00%, Maturing February 9, 2017		10,446	10,237,141
Dealer Computer Services, Inc.
Term Loan, 2.74%, Maturing April 21, 2016		2,410	2,349,721
Term Loan, 3.75%, Maturing April 20, 2018		22,987	22,952,894
DG FastChannel, Inc.
Term Loan, 5.75%, Maturing July 26, 2018		21,920	21,700,862
Eagle Parent, Inc.
Term Loan, 5.00%, Maturing May 16, 2018		33,541	32,891,082
Edwards (Cayman Island II), Ltd.
Term Loan, 5.50%, Maturing May 31, 2016		8,444	7,930,091
Term Loan, 5.50%, Maturing May 31, 2016		17,825	16,740,968
FCI International S.A.S.
Term Loan, 3.62%, Maturing November 1, 2013		434	426,383
Term Loan, 3.62%, Maturing November 1, 2013		434	426,383
Term Loan, 3.62%, Maturing November 1, 2013		451	442,893
Term Loan, 3.62%, Maturing November 1, 2013		451	442,893
Term Loan, 3.62%, Maturing November 1, 2013		796	781,874
Term Loan, 3.62%, Maturing November 1, 2013		1,573	1,545,608
Term Loan, 3.62%, Maturing November 1, 2013		1,916	1,882,641
Freescale Semiconductor, Inc.
Term Loan, 4.49%, Maturing December 1, 2016		50,483	48,716,425
Infogroup, Inc.
Term Loan, 5.75%, Maturing May 22, 2018		11,240	10,705,779
Infor Enterprise Solutions Holdings
Term Loan, 6.00%, Maturing July 28, 2015		18,839	17,838,359
Term Loan, 6.00%, Maturing July 28, 2015		41,151	39,581,969
Term Loan, 6.31%, Maturing July 28, 2015	EUR	2,847	3,663,406
Term Loan – Second Lien, 6.50%, Maturing March 3, 2014		550	453,750
Term Loan – Second Lien, 6.50%, Maturing March 3, 2014		950	774,250
Microsemi Corp.
Term Loan, 5.75%, Maturing February 2, 2018		19,100	19,243,250
NXP B.V.
Term Loan, 4.50%, Maturing March 3, 2017		36,258	34,988,753

See Notes to Financial Statements.
25

Floating Rate Portfolio

October 31, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Electronics / Electrical (continued)

Open Solutions, Inc.
Term Loan, 2.55%, Maturing January 23, 2014		9,925	$8,564,898
Rovi Solutions Corp.
Term Loan, 4.00%, Maturing February 7, 2018		4,975	5,006,094
SafeNet, Inc.
Term Loan, 2.75%, Maturing April 12, 2014		14,251	13,693,308
Sensata Technologies Finance Co., LLC
Term Loan, 4.00%, Maturing May 11, 2018		36,384	36,270,113
Serena Software, Inc.
Term Loan, 4.34%, Maturing March 10, 2016		10,010	9,509,443
Shield Finance Co. S.A.R.L.
Term Loan, 7.75%, Maturing June 15, 2016		6,822	6,737,116
Ship US Bidco, Inc.
Term Loan, 6.01%, Maturing November 30, 2017	GBP	7,000	10,880,131
SkillSoft Corp.
Term Loan, 6.50%, Maturing May 19, 2017		3,650	3,650,000
Term Loan, 6.50%, Maturing May 26, 2017		3,914	3,913,545
Spansion, LLC
Term Loan, 4.75%, Maturing February 9, 2015		8,466	8,437,336
SS&C Technologies, Inc.
Term Loan, 2.25%, Maturing November 23, 2012		2,033	2,028,163
Sunquest Information Systems, Inc.
Term Loan, 6.25%, Maturing December 16, 2016		13,890	13,751,286
Vertafore, Inc.
Term Loan, 5.25%, Maturing July 29, 2016		21,622	21,270,367
Web.com Group, Inc.
Term Loan, Maturing October 27, 2017(3)		26,175	23,508,422

			$573,494,499

Equipment Leasing — 0.5%

BakerCorp. International, Inc.
Term Loan, 5.00%, Maturing June 1, 2018		14,015	$13,830,930
Delos Aircraft, Inc.
Term Loan, 7.00%, Maturing March 17, 2016		11,192	11,285,573
International Lease Finance Corp.
Term Loan, 6.75%, Maturing March 17, 2015		23,138	23,361,656

			$48,478,159

Farming / Agriculture — 0.2%

Earthbound Farm Holdings III, LLC
Term Loan, 5.50%, Maturing December 21, 2016		6,253	$6,174,591
WM. Bolthouse Farms, Inc.
Term Loan, 5.50%, Maturing February 11, 2016		12,273	12,181,040

			$18,355,631

Financial Intermediaries — 3.9%

AmWINS Group, Inc.
Revolving Loan, 2.35%, Maturing June 8, 2012(2)		7,500	$7,275,000
Term Loan, 4.62%, Maturing June 8, 2013		12,408	12,097,888
Asset Acceptance Capital Corp.
Term Loan, 4.12%, Maturing June 5, 2013		11,646	11,529,631
CB Richard Ellis Services, Inc.
Term Loan, 3.50%, Maturing March 5, 2018		8,016	7,835,273
Term Loan, 3.74%, Maturing September 4, 2019		8,568	8,375,037
Citco III, Ltd.
Term Loan, 6.25%, Maturing June 29, 2018		23,541	22,893,622
Fifth Third Processing Solutions, LLC
Term Loan, 4.50%, Maturing November 3, 2016		18,437	18,379,374
First Data Corp.
Term Loan, 2.98%, Maturing September 24, 2014		24,983	23,146,838
Term Loan, 2.99%, Maturing September 24, 2014		18,401	17,055,800
Term Loan, 2.99%, Maturing September 24, 2014		19,812	18,363,135
Term Loan, 4.24%, Maturing March 23, 2018		15,843	13,767,144
Grosvenor Capital Management Holdings, LLP
Term Loan, 4.25%, Maturing December 5, 2016		8,965	8,628,728
HarbourVest Partners, LLC
Term Loan, 6.25%, Maturing December 14, 2016		9,572	9,571,515
iPayment, Inc.
Term Loan, 5.75%, Maturing May 8, 2017		21,037	21,247,533
LPL Holdings, Inc.
Term Loan, 2.02%, Maturing June 28, 2013		4,467	4,430,843
Term Loan, 4.25%, Maturing June 25, 2015		23,480	23,342,842
Term Loan, 5.25%, Maturing June 28, 2017		15,302	15,282,787
Mercury Payment Systems Canada, LLC
Term Loan, 6.50%, Maturing July 3, 2017		8,853	8,863,878
Mondrian Investment Partners, Ltd.
Term Loan, 5.50%, Maturing July 12, 2018		17,230	17,229,545
Nuveen Investments, Inc.
Term Loan, 3.39%, Maturing November 13, 2014		21,731	21,051,893
Term Loan, 5.89%, Maturing May 12, 2017		39,459	38,038,459
RJO Holdings Corp.
Term Loan, 6.25%, Maturing December 10, 2015(5)		63	51,347
Term Loan, 6.25%, Maturing December 10, 2015(5)		1,995	1,507,700
RPI Finance Trust
Term Loan, 4.00%, Maturing May 9, 2018		29,775	29,635,818
Travelex America Holdings, Inc.
Term Loan, 2.70%, Maturing October 31, 2013		423	421,754
Term Loan, 2.70%, Maturing October 31, 2013		8,577	8,551,246
Term Loan, 3.20%, Maturing October 31, 2014		423	421,754
Term Loan, 3.20%, Maturing October 31, 2014		8,577	8,551,246

			$377,547,630

See Notes to Financial Statements.
26

Floating Rate Portfolio

October 31, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Food Products — 4.2%

American Seafoods Group, LLC
Term Loan, 4.25%, Maturing March 8, 2018		10,198	$10,012,955
BL Marketing, Ltd. (Weetabix)
Term Loan, 2.45%, Maturing December 31, 2013	GBP	3,000	4,555,986
Term Loan – Second Lien, 5.46%, Maturing June 30, 2015	GBP	2,500	3,637,875
Dean Foods Co.
Term Loan, 1.87%, Maturing April 2, 2014		31,813	30,765,496
Term Loan, 3.25%, Maturing April 2, 2014		6,867	6,736,195
Del Monte Foods Co.
Term Loan, 4.50%, Maturing March 8, 2018		96,112	93,949,113
Dole Food Company, Inc.
Term Loan, 5.05%, Maturing July 6, 2018		13,171	13,220,131
Farley’s & Sathers Candy Company, Inc.
Term Loan, 6.50%, Maturing March 30, 2018		9,453	9,417,053
JBS USA Holdings, Inc.
Term Loan, 4.25%, Maturing May 25, 2018		22,743	22,401,855
Michael Foods Group, Inc.
Term Loan, 4.25%, Maturing February 23, 2018		25,136	24,947,098
NBTY, Inc.
Term Loan, 4.25%, Maturing October 2, 2017		79,566	79,500,009
Pierre Foods, Inc.
Term Loan, 7.00%, Maturing September 30, 2016		15,669	15,558,246
Pinnacle Foods Holdings Corp.
Revolving Loan, 0.94%, Maturing April 2, 2013(2)		4,000	3,720,000
Term Loan, 2.77%, Maturing April 2, 2014		38,590	38,171,798
Term Loan, 6.00%, Maturing April 2, 2014		5,744	5,812,139
Solvest, Ltd.
Term Loan, 5.03%, Maturing July 6, 2018		24,460	24,551,672
United Biscuits (UK), Ltd.
Term Loan – Second Lien, 4.71%, Maturing June 15, 2016	GBP	1,500	2,161,621
Windsor Quality Food Co., Ltd.
Term Loan, 5.00%, Maturing February 16, 2017		21,219	20,158,050

			$409,277,292

Food Service — 3.8%

Aramark Corp.
Term Loan, 2.24%, Maturing January 24, 2014		953	$942,975
Term Loan, 2.11%, Maturing January 27, 2014		3,254	3,215,960
Term Loan, 2.24%, Maturing January 27, 2014		19,105	18,881,288
Term Loan, 3.49%, Maturing July 26, 2016		4,450	4,415,155
Term Loan, 3.62%, Maturing July 26, 2016		46,440	46,072,790
Buffets, Inc.
Term Loan, 14.00%, Maturing April 21, 2015(4)		9,117	4,330,630
Term Loan, 9.62%, Maturing April 22, 2015(4)		1,228	549,310
Burger King Corp.
Term Loan, 4.50%, Maturing October 19, 2016		66,814	66,646,753
Darling International, Inc.
Term Loan, 5.38%, Maturing December 16, 2016		2,400	2,408,251
Denny’s, Inc.
Term Loan, 5.25%, Maturing September 30, 2016		13,179	13,228,513
DineEquity, Inc.
Term Loan, 4.32%, Maturing October 19, 2017		23,417	23,446,020
Dunkin’ Brands, Inc.
Term Loan, 4.00%, Maturing November 23, 2017		51,021	51,021,016
JRD Holdings, Inc.
Term Loan, 2.50%, Maturing July 2, 2014		4,025	3,975,049
OSI Restaurant Partners, LLC
Term Loan, 2.80%, Maturing June 14, 2013		6,636	6,353,839
Term Loan, 2.56%, Maturing June 14, 2014		71,770	68,719,786
Sagittarius Restaurants, LLC
Term Loan, 7.51%, Maturing May 18, 2015		7,763	7,723,688
Selecta
Term Loan, 2.62%, Maturing July 2, 2015	CHF	18,405	16,424,159
SSP Financing, Ltd.
Term Loan, 1.85%, Maturing December 17, 2016		5,115	3,930,351
U.S. Foodservice, Inc.
Term Loan, 2.75%, Maturing July 3, 2014		28,143	26,193,883

			$368,479,416

Food / Drug Retailers — 3.2%

Alliance Boots Holdings, Ltd.
Term Loan, 3.63%, Maturing July 9, 2015	GBP	29,000	$42,767,667
Term Loan, 4.15%, Maturing July 9, 2015	EUR	19,813	25,780,103
General Nutrition Centers, Inc.
Term Loan, 4.25%, Maturing March 2, 2018		53,950	53,882,563
Rite Aid Corp.
Term Loan, 2.00%, Maturing June 4, 2014		68,472	65,790,508
Term Loan, 4.50%, Maturing March 2, 2018		34,561	32,833,325
Roundy’s Supermarkets, Inc.
Term Loan, 7.00%, Maturing November 3, 2013		35,868	35,121,108
Supervalu, Inc.
Term Loan, 4.50%, Maturing April 28, 2018		54,957	52,827,038

			$309,002,312

Forest Products — 0.0%(13)

Xerium Technologies, Inc.
Term Loan, 5.50%, Maturing May 22, 2017		4,308	$4,249,193

			$4,249,193

Health Care — 11.7%

1-800-Contacts, Inc.
Term Loan, 7.70%, Maturing March 4, 2015		7,614	$7,575,747

See Notes to Financial Statements.
27

Floating Rate Portfolio

October 31, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Health Care (continued)

Alere, Inc.
Term Loan, 4.50%, Maturing June 30, 2017		31,925	$31,446,125
Alliance Healthcare Services
Term Loan, 7.25%, Maturing June 1, 2016		12,009	10,928,593
Ardent Medical Services, Inc.
Term Loan, 6.50%, Maturing September 15, 2015		10,461	10,258,000
Term Loan, 6.50%, Maturing September 18, 2015		9,150	8,955,562
Aveta Holdings, LLC
Term Loan, 8.50%, Maturing April 14, 2015		8,347	8,284,826
Term Loan, 8.50%, Maturing April 14, 2015		8,347	8,284,826
Biomet, Inc.
Term Loan, 3.32%, Maturing March 25, 2015		58,223	57,513,786
Carestream Health, Inc.
Term Loan, 5.00%, Maturing February 25, 2017		22,063	19,861,337
Carl Zeiss Vision Holding GmbH
Term Loan, 4.00%, Maturing September 30, 2019(4)	EUR	870	1,023,830
Catalent Pharma Solutions
Term Loan, 2.50%, Maturing April 10, 2014		15,241	14,584,201
CDRL MS, Inc.
Term Loan, 6.75%, Maturing September 29, 2016		6,814	6,765,796
Community Health Systems, Inc.
Term Loan, 2.57%, Maturing July 25, 2014		3,912	3,805,117
Term Loan, 2.57%, Maturing July 25, 2014		89,441	86,995,369
Term Loan, 3.82%, Maturing January 25, 2017		29,259	28,439,937
ConvaTec, Inc.
Term Loan, 5.75%, Maturing December 22, 2016		17,753	17,353,924
CRC Health Corp.
Term Loan, 4.87%, Maturing November 16, 2015		30,015	28,514,556
Dako EQT Project Delphi
Term Loan, 3.73%, Maturing May 31, 2016	EUR	3,099	3,976,602
Term Loan, 2.50%, Maturing June 12, 2016		1,568	1,438,917
DaVita, Inc.
Term Loan, 4.50%, Maturing October 20, 2016		10,676	10,673,026
DJO Finance, LLC
Term Loan, 3.25%, Maturing May 20, 2014		16,217	15,683,098
Drumm Investors, LLC
Term Loan, 5.00%, Maturing May 4, 2018		25,695	23,489,438
Emdeon Business Services, LLC
Term Loan, 4.25%, Maturing November 18, 2013		8,683	8,723,778
Term Loan, 4.50%, Maturing November 18, 2013		8,910	8,915,569
Emergency Medical Services Corp.
Term Loan, 5.25%, Maturing May 25, 2018		25,194	24,715,570
Fenwal, Inc.
Term Loan, 2.57%, Maturing February 28, 2014		496	462,038
Term Loan, 2.57%, Maturing February 28, 2014		2,894	2,694,629
Gentiva Health Services, Inc.
Term Loan, Maturing August 17, 2016(3)		2,000	1,795,000
Grifols, Inc.
Term Loan, 6.00%, Maturing June 1, 2017		35,187	35,340,755
Hanger Orthopedic Group, Inc.
Term Loan, 4.00%, Maturing December 1, 2016		19,959	19,485,457
HCA, Inc.
Term Loan, 3.62%, Maturing March 31, 2017		54,269	52,793,340
Term Loan, 3.62%, Maturing May 1, 2018		39,850	38,542,456
Health Management Associates, Inc.
Term Loan, 2.12%, Maturing February 28, 2014		53,009	52,081,594
Iasis Healthcare, LLC
Term Loan, 5.00%, Maturing May 3, 2018		12,156	11,913,168
Immucor, Inc.
Term Loan, 7.25%, Maturing August 17, 2018		8,500	8,563,750
inVentiv Health, Inc.
Term Loan, 6.50%, Maturing August 4, 2016		31,003	30,305,768
Term Loan, 6.75%, Maturing May 15, 2018		15,885	15,766,049
Kindred Healthcare, Inc.
Term Loan, 5.25%, Maturing June 1, 2018		22,768	21,288,022
Kinetic Concepts, Inc.
Term Loan, Maturing November 2, 2018(3)		54,000	54,215,136
Lifepoint Hospitals, Inc.
Term Loan, 3.08%, Maturing April 15, 2015		11,748	11,601,389
MedAssets, Inc.
Term Loan, 5.25%, Maturing November 16, 2016		23,446	23,314,210
Medpace, Inc.
Term Loan, 6.50%, Maturing June 16, 2017		11,621	11,097,936
MultiPlan, Inc.
Term Loan, 4.75%, Maturing August 26, 2017		70,232	68,154,455
Physiotherapy Associates, Inc.
Term Loan, 7.50%, Maturing June 27, 2013		6,026	5,996,181
Prime Healthcare Services, Inc.
Term Loan, 7.25%, Maturing April 22, 2015		29,660	28,250,743
RadNet Management, Inc.
Term Loan, 5.75%, Maturing April 1, 2016		22,958	22,039,717
Renal Advantage Holdings, Inc.
Term Loan, 5.75%, Maturing December 16, 2016		9,602	9,614,441
Select Medical Corp.
Term Loan, 5.50%, Maturing May 25, 2018		38,853	36,132,941
Sunrise Medical Holdings, Inc.
Term Loan, 7.25%, Maturing May 13, 2014	EUR	2,019	2,584,087
TriZetto Group, Inc. (The)
Term Loan, 4.75%, Maturing May 2, 2018		22,893	22,563,543
Universal Health Services, Inc.
Term Loan, 4.00%, Maturing November 15, 2016		22,644	22,537,437
Vanguard Health Holding Co., II, LLC
Term Loan, 5.00%, Maturing January 29, 2016		24,757	24,612,289
VWR Funding, Inc.
Term Loan, 2.75%, Maturing June 30, 2014		52,910	51,079,911

			$1,133,033,972

See Notes to Financial Statements.
28

Floating Rate Portfolio

October 31, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Home Furnishings — 0.5%

Hunter Fan Co.
Term Loan, 2.75%, Maturing April 16, 2014		2,748	$2,528,437
National Bedding Co., LLC
Term Loan, 3.88%, Maturing November 28, 2013		26,439	26,207,607
Term Loan – Second Lien, 5.31%, Maturing February 28, 2014		4,500	4,365,000
Oreck Corp.
Term Loan – Second Lien, 3.85%, Maturing March 19, 2016(5)		797	716,925
Sofia III S.A.R.L.
Term Loan, 2.50%, Maturing June 24, 2016	EUR	3,464	3,791,807
Yankee Candle Company, Inc. (The)
Term Loan, 2.25%, Maturing February 6, 2014		9,808	9,624,467

			$47,234,243

Industrial Equipment — 1.2%

Alliance Laundry Systems, LLC
Term Loan, 6.25%, Maturing September 30, 2016		1,782	$1,785,798
Excelitas Technologies Corp.
Term Loan, 4.75%, Maturing November 23, 2016		5,940	5,940,000
Term Loan, 1.88%, Maturing February 16, 2017(2)		7,000	6,755,000
Generac CCMP Acquisition Corp.
Term Loan, 2.78%, Maturing November 11, 2013		10,205	9,907,829
Husky Injection Molding Systems, Ltd.
Term Loan, Maturing June 30, 2018(3)		10,500	10,504,379
Kinetek Acquisitions Corp.
Term Loan, 2.87%, Maturing November 11, 2013		277	241,089
Term Loan, 2.87%, Maturing November 11, 2013		2,732	2,377,056
KION Group GmbH
Term Loan, 3.75%, Maturing December 23, 2014(4)		11,774	9,807,919
Term Loan, 5.12%, Maturing December 23, 2014(4)	EUR	452	531,182
Term Loan, 4.87%, Maturing December 29, 2014(4)	EUR	593	697,367
Term Loan, 4.00%, Maturing December 23, 2015(4)		11,774	9,807,919
Term Loan, 5.12%, Maturing December 29, 2015(4)	EUR	574	675,602
Term Loan, 5.37%, Maturing December 29, 2015(4)	EUR	425	499,788
Manitowoc Company, Inc. (The)
Term Loan, 4.25%, Maturing November 13, 2017		7,057	6,951,453
Polypore, Inc.
Revolving Loan, 0.50%, Maturing July 3, 2013(2)		2,000	1,820,000
Term Loan, 2.25%, Maturing July 3, 2014		22,382	22,018,184
Term Loan, 3.31%, Maturing July 3, 2014	EUR	1,067	1,417,524
Tank Intermediate Holding Corp.
Term Loan, 5.00%, Maturing April 15, 2016		8,260	8,135,728
Terex Corp.
Term Loan, 6.03%, Maturing April 28, 2017	EUR	10,000	13,828,352

			$113,702,169

Insurance — 2.3%

Alliant Holdings I, Inc.
Term Loan, 3.37%, Maturing August 21, 2014		23,282	$23,165,415
Term Loan, 6.75%, Maturing August 21, 2014		3,898	3,926,475
Applied Systems, Inc.
Term Loan, 5.50%, Maturing December 8, 2016		8,627	8,454,108
Asurion Corp.
Term Loan, 5.50%, Maturing May 24, 2018		72,633	71,906,962
Term Loan – Second Lien, 9.00%, Maturing May 24, 2019		15,300	15,089,625
C.G. JCF Corp.
Term Loan, 3.25%, Maturing August 1, 2014		3,583	3,484,118
CCC Information Services Group, Inc.
Term Loan, 5.50%, Maturing November 11, 2015		12,636	12,651,995
CNO Financial Group, Inc.
Term Loan, 6.25%, Maturing September 30, 2016		13,233	13,332,001
HUB International Holdings, Inc.
Term Loan, 2.87%, Maturing June 13, 2014		3,287	3,218,523
Term Loan, 2.87%, Maturing June 13, 2014		18,907	18,512,684
Term Loan, 6.75%, Maturing June 13, 2014		3,455	3,463,136
Sedgwick CMS Holdings, Inc.
Term Loan, 5.00%, Maturing December 30, 2016		5,475	5,426,713
Towergate Finance, PLC
Term Loan, 6.50%, Maturing August 4, 2017	GBP	10,250	15,272,381
U.S.I. Holdings Corp.
Term Loan, 2.75%, Maturing May 5, 2014		23,400	22,273,428
Term Loan, 7.00%, Maturing May 5, 2014		3,920	3,939,600

			$224,117,164

Leisure Goods / Activities / Movies — 4.0%

Alpha D2, Ltd.
Term Loan, 1.40%, Maturing December 31, 2012		618	$607,342
Term Loan, 2.53%, Maturing December 31, 2013		11,110	10,648,092
Term Loan, 2.53%, Maturing December 31, 2013		20,196	19,356,699
Term Loan – Second Lien, 3.90%, Maturing June 30, 2014		5,000	4,664,285
AMC Entertainment, Inc.
Term Loan, 3.49%, Maturing December 16, 2016		26,890	26,598,736
AMC Networks, Inc.
Term Loan, 4.00%, Maturing December 31, 2018		10,394	10,307,325
Bombardier Recreational Products
Term Loan, 2.90%, Maturing June 28, 2013		39,837	38,741,621
Carmike Cinemas, Inc.
Term Loan, 5.50%, Maturing January 27, 2016		12,094	12,033,743
Cedar Fair, L.P.
Term Loan, 4.00%, Maturing December 15, 2017		27,698	27,767,649
Cinemark USA, Inc.
Term Loan, 3.52%, Maturing April 29, 2016		11,280	11,230,514

See Notes to Financial Statements.
29

Floating Rate Portfolio

October 31, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

Clubcorp Operations, Inc.
Term Loan, 6.00%, Maturing November 9, 2016		10,968	$10,940,570
Deluxe Entertainment Services Group, Inc.
Term Loan, 6.25%, Maturing May 11, 2013		525	516,730
Term Loan, 6.25%, Maturing May 11, 2013		7,448	7,336,464
Fender Musical Instruments Corp.
Term Loan, 2.50%, Maturing June 9, 2014		1,119	1,043,910
Term Loan, 2.50%, Maturing June 9, 2014		3,903	3,639,460
Kasima, LLC
Term Loan, 3.80%, Maturing March 10, 2015(2)		15,000	14,475,000
Term Loan, 5.00%, Maturing March 31, 2017		10,945	10,561,925
Live Nation Entertainment, Inc.
Term Loan, 4.50%, Maturing November 7, 2016		33,796	33,753,782
Merlin Entertainment Group
Term Loan, 4.50%, Maturing July 21, 2017		16,545	15,607,571
Term Loan, 4.96%, Maturing July 21, 2017	GBP	9,332	14,154,995
National CineMedia, LLC
Term Loan, 1.84%, Maturing February 13, 2015		3,328	3,233,306
Regal Cinemas Corp.
Term Loan, 3.37%, Maturing August 23, 2017		9,882	9,775,010
Revolution Studios Distribution Co., LLC
Term Loan, 4.03%, Maturing December 21, 2014		5,262	3,867,740
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.00%, Maturing February 17, 2016		6,172	6,094,935
Term Loan, 4.00%, Maturing August 17, 2017		24,965	24,840,112
Six Flags Theme Parks, Inc.
Term Loan, 5.25%, Maturing June 30, 2016		30,563	30,658,652
Town Sports International, Inc.
Term Loan, 7.00%, Maturing May 4, 2018		12,780	12,684,522
Vue Entertainment Investment, Ltd.
Term Loan, 6.12%, Maturing December 8, 2017	GBP	6,500	10,085,556
Term Loan, 6.12%, Maturing December 9, 2017	EUR	1,000	1,342,189
Zuffa, LLC
Revolving Loan, 1.97%, Maturing June 19, 2012(2)		4,000	3,848,800
Term Loan, 2.25%, Maturing June 19, 2015		10,865	10,430,153

			$390,847,388

Lodging and Casinos — 2.0%

Affinity Gaming, LLC
Term Loan, 10.00%, Maturing December 31, 2015		3,591	$3,580,810
Ameristar Casinos, Inc.
Term Loan, 4.00%, Maturing April 13, 2018		10,659	10,663,351
Caesars Entertainment Operating Co.
Term Loan, 3.36%, Maturing January 28, 2015		22,051	19,487,186
Term Loan, 3.42%, Maturing January 28, 2015		36,964	32,712,915
Term Loan, 3.42%, Maturing January 28, 2015		23,750	21,039,959
Term Loan, 9.50%, Maturing October 31, 2016		9,825	9,966,234
Gala Group, Ltd.
Term Loan, 5.71%, Maturing May 30, 2018	GBP	21,200	28,960,154
Isle of Capri Casinos, Inc.
Term Loan, 4.75%, Maturing November 1, 2013		6,480	6,504,206
Las Vegas Sands, LLC
Term Loan, 1.84%, Maturing May 23, 2014		1,345	1,316,831
Term Loan, 1.84%, Maturing May 23, 2014		6,557	6,418,846
Term Loan, 2.84%, Maturing November 23, 2016		4,894	4,735,008
Term Loan, 2.84%, Maturing November 23, 2016		9,588	9,281,913
LodgeNet Entertainment Corp.
Term Loan, 6.50%, Maturing April 4, 2014		8,582	7,509,025
Quidnax AB
Term Loan, 3.83%, Maturing April 25, 2015	EUR	4,725	5,071,919
Term Loan, 4.21%, Maturing June 30, 2016	EUR	4,725	5,071,919
The Mississippi Band of Choctaw Indians
Term Loan, 8.25%, Maturing November 4, 2011		2,214	1,892,582
VML US Finance, LLC
Term Loan, 4.75%, Maturing May 25, 2012		6,818	6,805,236
Term Loan, 4.75%, Maturing May 27, 2013		7,898	7,866,913
Term Loan, 4.75%, Maturing May 27, 2013		7,979	7,964,064

			$196,849,071

Nonferrous Metals / Minerals — 0.8%

Fairmount Minerals, Ltd.
Term Loan, 5.25%, Maturing March 15, 2017		44,210	$44,099,416
Novelis, Inc.
Term Loan, 3.75%, Maturing March 10, 2017		15,664	15,607,387
Oxbow Carbon and Mineral Holdings
Term Loan, 3.86%, Maturing May 8, 2016		20,773	20,071,440

			$79,778,243

Oil and Gas — 1.7%

Big West Oil, LLC
Term Loan, 7.00%, Maturing March 31, 2016		6,258	$6,336,118
Buffalo Gulf Coast Terminals, LLC
Term Loan, Maturing October 31, 2017(3)		6,875	6,960,938
CITGO Petroleum Corp.
Term Loan, 8.00%, Maturing June 24, 2015		2,599	2,602,356
Term Loan, 9.00%, Maturing June 23, 2017		22,973	23,455,141
Crestwood Holdings, LLC
Term Loan, 10.50%, Maturing September 30, 2016		3,927	3,995,539
Frac Tech International, LLC
Term Loan, 6.25%, Maturing May 6, 2016		20,037	19,961,931
Gibson Energy
Term Loan, 5.75%, Maturing June 14, 2018		27,930	27,999,825
MEG Energy Corp.
Term Loan, 4.00%, Maturing March 16, 2018		23,050	23,047,603

See Notes to Financial Statements.
30

Floating Rate Portfolio

October 31, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Oil and Gas (continued)

Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing November 2, 2015		41,415	$41,621,618
Sheridan Production Partners I, LLC
Term Loan, 6.50%, Maturing April 20, 2017		772	773,216
Term Loan, 6.50%, Maturing April 20, 2017		1,263	1,265,894
Term Loan, 6.50%, Maturing April 20, 2017		9,534	9,553,325

			$167,573,504

Publishing — 3.8%

Ascend Learning
Term Loan, 7.01%, Maturing December 6, 2016		17,240	$16,794,508
Aster Zweite Beteiligungs GmbH
Term Loan, 4.65%, Maturing December 31, 2015		181	167,811
Term Loan, 4.65%, Maturing December 31, 2015		321	297,276
Term Loan, 4.80%, Maturing December 31, 2014		8,015	7,140,960
Term Loan, 4.80%, Maturing December 30, 2016		1,058	942,570
Term Loan, 4.80%, Maturing December 30, 2016		2,740	2,441,145
Term Loan, 4.80%, Maturing December 30, 2016		10,823	9,643,239
Term Loan, 4.80%, Maturing December 30, 2016		14,359	12,793,742
Term Loan, 6.00%, Maturing December 30, 2016	EUR	708	892,119
Term Loan, 6.00%, Maturing December 30, 2016	EUR	792	996,632
Term Loan, 6.00%, Maturing December 30, 2016	EUR	2,690	3,386,824
Term Loan, 6.00%, Maturing December 30, 2016	EUR	2,750	3,462,709
Black Press US Partnership
Term Loan, 2.32%, Maturing August 2, 2013		958	915,285
Term Loan, 2.32%, Maturing August 2, 2013		1,579	1,507,529
Cengage Learning Acquisitions, Inc.
Term Loan, 2.50%, Maturing July 3, 2014		24,067	20,765,084
GateHouse Media Operating, Inc.
Term Loan, 2.25%, Maturing August 28, 2014		4,859	1,198,661
Term Loan, 2.25%, Maturing August 28, 2014		15,484	3,819,284
Term Loan, 2.50%, Maturing August 28, 2014		9,242	2,279,776
Getty Images, Inc.
Term Loan, 5.25%, Maturing November 7, 2016		44,626	44,812,222
Instant Web, Inc.
Term Loan, 3.62%, Maturing August 7, 2014		1,649	1,566,157
Term Loan, 3.62%, Maturing August 7, 2014		15,815	15,024,262
Interactive Data Corp.
Term Loan, 4.50%, Maturing February 12, 2018		35,539	35,327,906
Lamar Media Corp.
Term Loan, 3.00%, Maturing April 27, 2015		2,144	2,132,872
Laureate Education, Inc.
Term Loan, 5.25%, Maturing August 15, 2018		49,715	46,670,253
MediaNews Group, Inc.
Term Loan, 8.50%, Maturing March 19, 2014		1,696	1,636,198
Merrill Communications, LLC
Term Loan, 7.50%, Maturing December 24, 2012		11,854	11,439,341
Nebraska Book Co., Inc.
Term Loan, 7.25%, Maturing July 27, 2012		5,000	4,950,000
Nelson Education, Ltd.
Term Loan, 2.87%, Maturing July 3, 2014		277	223,245
Newspaper Holdings, Inc.
Term Loan, 1.94%, Maturing July 24, 2014		17,229	13,352,255
Nielsen Finance, LLC
Term Loan, 2.24%, Maturing August 9, 2013		36,580	36,442,921
Term Loan, 3.49%, Maturing May 2, 2016		35,585	35,392,368
Term Loan, 3.99%, Maturing May 2, 2016		3,752	3,742,623
SGS International, Inc.
Term Loan, 3.75%, Maturing September 30, 2013		909	900,342
Term Loan, 3.75%, Maturing September 30, 2013		1,838	1,819,658
Source Interlink Companies, Inc.
Term Loan, 10.75%, Maturing June 18, 2012		1,779	1,752,171
Term Loan, 10.75%, Maturing June 18, 2013		4,022	3,871,418
Term Loan, 15.00%, Maturing March 18, 2014(4)		1,611	1,489,995
Springer Science+Business Media S.A.
Term Loan, 4.25%, Maturing June 17, 2016		11,998	11,570,355
Star Tribune Co. (The)
Term Loan, 8.00%, Maturing September 28, 2014		947	870,936
Term Loan, 8.00%, Maturing September 29, 2014		841	837,276

			$365,269,928

Radio and Television — 3.3%

Block Communications, Inc.
Term Loan, 2.25%, Maturing December 21, 2012		9,241	$9,241,236
Clear Channel Communication
Term Loan, 3.90%, Maturing January 28, 2016		16,500	13,078,824
Cumulus Media, Inc.
Term Loan, 5.75%, Maturing September 17, 2018		62,375	61,751,250
Entercom Communications Corp.
Revolving Loan, 1.25%, Maturing June 30, 2012(2)		3,000	2,850,000
Term Loan, 1.37%, Maturing June 30, 2012		2,839	2,772,998
Foxco Acquisition Sub, LLC
Term Loan, 4.75%, Maturing July 14, 2015		19,200	18,719,755
Gray Television, Inc.
Term Loan, 3.74%, Maturing December 31, 2014		2,583	2,532,840
HIT Entertainment, Inc.
Term Loan, 5.51%, Maturing June 1, 2012		3,412	3,386,581
Hubbard Radio, LLC
Term Loan, 5.25%, Maturing April 28, 2017		5,486	5,445,103
Local TV Finance, LLC
Term Loan, 2.25%, Maturing May 7, 2013		10,608	10,157,276
Miramax Film NY, LLC
Term Loan, 7.75%, Maturing May 20, 2016		7,253	7,252,692
Mission Broadcasting, Inc.
Term Loan, 5.00%, Maturing September 30, 2016		3,765	3,745,774

See Notes to Financial Statements.
31

Floating Rate Portfolio

October 31, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Radio and Television (continued)

New Young Broadcasting Holding Co., Inc.
Term Loan, 8.00%, Maturing June 30, 2015		2,053	$2,035,348
Nexstar Broadcasting, Inc.
Term Loan, 5.00%, Maturing September 30, 2016		10,863	10,808,897
Radio One, Inc.
Term Loan, 7.50%, Maturing March 23, 2016		9,957	9,360,032
Raycom TV Broadcasting, LLC
Term Loan, 4.50%, Maturing May 31, 2017		12,643	12,011,147
SMG H5 PTY, Ltd.
Term Loan, 6.45%, Maturing December 22, 2012	AUD	19,407	19,853,957
Tyrol Acquisition 2 SAS
Term Loan, 5.37%, Maturing October 6, 2013	EUR	5,000	5,886,488
Term Loan, 4.37%, Maturing January 29, 2016	EUR	2,750	3,243,912
Term Loan, 5.36%, Maturing January 29, 2016	EUR	2,750	3,243,912
Term Loan, 5.37%, Maturing January 29, 2016	EUR	7,800	9,200,913
Term Loan, 5.37%, Maturing January 29, 2016	EUR	7,800	9,200,913
Univision Communications, Inc.
Term Loan, 2.25%, Maturing September 29, 2014		23,377	22,570,487
Term Loan, 4.50%, Maturing March 31, 2017		63,701	57,915,030
Weather Channel
Term Loan, 4.25%, Maturing February 13, 2017		15,970	16,039,618

			$322,304,983

Retailers (Except Food and Drug) — 3.5%

Amscan Holdings, Inc.
Term Loan, 6.75%, Maturing December 4, 2017		16,796	$16,570,065
FTD, Inc.
Term Loan, 4.75%, Maturing June 6, 2018		17,558	17,228,748
Harbor Freight Tools USA, Inc.
Term Loan, 6.50%, Maturing December 22, 2017		26,367	26,267,745
J. Crew Operating Corp.
Term Loan, 4.75%, Maturing March 7, 2018		40,120	37,742,520
Jo-Ann Stores, Inc.
Term Loan, 4.75%, Maturing March 16, 2018		28,598	27,596,681
KKR My Best Friend UK Holdco.
Term Loan, 5.71%, Maturing January 24, 2017	GBP	2,000	3,176,610
Michaels Stores, Inc.
Term Loan, 2.66%, Maturing October 31, 2013		24,092	23,679,280
Term Loan, 4.91%, Maturing July 31, 2016		4,629	4,531,884
Neiman Marcus Group, Inc.
Term Loan, 4.75%, Maturing May 16, 2018		38,575	37,538,297
PETCO Animal Supplies, Inc.
Term Loan, 4.50%, Maturing November 24, 2017		35,046	34,826,664
Pilot Travel Centers, LLC
Term Loan, 4.25%, Maturing March 30, 2018		14,729	14,756,310
Savers, Inc.
Term Loan, 4.25%, Maturing March 3, 2017		17,925	17,846,410
Service Master Co.
Term Loan, 2.75%, Maturing July 24, 2014		3,185	3,054,973
Term Loan, 2.76%, Maturing July 24, 2014		33,872	32,489,147
Visant Holding Corp.
Term Loan, 5.25%, Maturing December 22, 2016		21,355	20,313,866
Vivarte
Term Loan, 3.23%, Maturing March 9, 2015	EUR	87	100,675
Term Loan, 3.23%, Maturing March 9, 2015	EUR	337	391,473
Term Loan, 3.23%, Maturing March 9, 2015	EUR	9,886	11,500,724
Term Loan, 3.85%, Maturing March 8, 2016	EUR	9,886	11,500,724
Term Loan, 3.85%, Maturing May 29, 2016	EUR	87	100,665
Term Loan, 3.85%, Maturing May 29, 2016	EUR	337	391,474
Term Loan – Second Lien, 4.85%, Maturing September 8, 2016	EUR	13	12,122
Term Loan – Second Lien, 4.85%, Maturing September 8, 2016	EUR	88	84,852
Term Loan – Second Lien, 4.85%, Maturing September 8, 2016	EUR	900	872,768

			$342,574,677

Steel — 0.3%

JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 3, 2017		20,721	$20,617,271
Niagara Corp.
Term Loan, 10.50%, Maturing June 29, 2014(4)(5)		3,512	3,441,842
SunCoke Energy, Inc.
Term Loan, 4.01%, Maturing July 26, 2018		6,858	6,857,812

			$30,916,925

Surface Transport — 1.0%

Hertz Corp.
Term Loan, 3.75%, Maturing March 9, 2018		26,150	$24,384,875
Term Loan, 3.75%, Maturing March 9, 2018		38,227	37,994,567
Swift Transportation Co., Inc.
Term Loan, 6.00%, Maturing December 21, 2016		29,477	29,578,375

			$91,957,817

Telecommunications — 3.8%

Alaska Communications Systems Holdings, Inc.
Term Loan, 5.50%, Maturing October 21, 2016		14,118	$13,888,890
Cellular South, Inc.
Term Loan, 4.50%, Maturing July 27, 2017		6,908	6,890,418
ERC Luxembourg Holdings, Ltd.
Term Loan, 3.24%, Maturing September 30, 2014	EUR	5,451	5,411,407
Term Loan, 3.49%, Maturing September 30, 2015	EUR	5,451	5,411,864
Intelsat Jackson Holdings SA
Term Loan, 5.25%, Maturing April 2, 2018		98,331	98,054,306

See Notes to Financial Statements.
32

Floating Rate Portfolio

October 31, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Telecommunications (continued)

IPC Systems, Inc.
Term Loan, 2.62%, Maturing May 31, 2014		4,311	$3,933,562
Term Loan, 3.21%, Maturing May 31, 2014	GBP	325	495,440
Macquarie UK Broadcast, Ltd.
Term Loan, 2.71%, Maturing January 10, 2014	GBP	6,000	8,207,181
Term Loan, 2.96%, Maturing December 1, 2014	GBP	14,352	19,631,913
MetroPCS Wireless
Term Loan, 4.00%, Maturing March 16, 2018		80,484	79,410,631
Midcontinent Communications
Term Loan, 4.00%, Maturing December 30, 2016		8,925	8,761,304
Mobilitie Investments II, LLC
Term Loan, 5.50%, Maturing June 15, 2017		7,481	7,294,219
NTelos, Inc.
Term Loan, 4.00%, Maturing August 7, 2015		4,721	4,681,550
SBA Finance
Term Loan, 3.75%, Maturing June 29, 2018		12,618	12,547,396
Syniverse Technologies, Inc.
Term Loan, 5.25%, Maturing December 21, 2017		27,629	27,714,996
Telesat Canada, Inc.
Term Loan, 3.25%, Maturing October 31, 2014		4,677	4,612,491
Term Loan, 3.25%, Maturing October 31, 2014		54,448	53,699,445
TowerCo Finance, LLC
Term Loan, 5.25%, Maturing February 2, 2017		9,054	9,054,500

			$369,701,513

Utilities — 1.8%

AES Corp.
Term Loan, 4.25%, Maturing June 1, 2018		29,877	$29,881,041
BRSP, LLC
Term Loan, 7.50%, Maturing June 4, 2014		10,794	10,848,272
Calpine Corp.
Term Loan, 4.50%, Maturing April 2, 2018		12,768	12,672,240
Term Loan, 4.50%, Maturing April 2, 2018		31,065	30,803,038
Covanta Energy Corp.
Term Loan, 1.67%, Maturing February 10, 2014		887	868,762
Term Loan, 1.75%, Maturing February 10, 2014		760	744,959
Dynegy Holdings, Inc.
Term Loan, 9.25%, Maturing August 4, 2016		7,000	6,913,592
Term Loan, 9.25%, Maturing August 4, 2016		12,800	12,832,000
EquiPower Resources Holdings, LLC
Term Loan, 5.75%, Maturing January 26, 2018		5,131	5,131,468
NRG Energy, Inc.
Term Loan, 4.00%, Maturing July 2, 2018		30,923	30,986,912
TXU Texas Competitive Electric Holdings Co., LLC
Term Loan, 4.76%, Maturing October 10, 2017		40,113	27,437,016

			$169,119,300

Total Senior Floating-Rate Interests
(identified cost $9,131,278,287)			$8,953,413,239

Corporate Bonds & Notes — 1.9%

		Principal
		Amount*
Security		(000’s omitted)	Value

Building and Development — 0.2%

AMO Escrow Corp., Sr. Notes
11.50%, 12/15/17(8)		14,931	$13,512,555
Calcipar SA, Sr. Notes
6.875%, 5/1/18(8)		4,000	3,740,000

			$17,252,555

Chemicals and Plastics — 0.1%

Polymer Group, Inc., Sr. Notes
7.75%, 2/1/19(8)		5,000	$5,212,500
Styrolution Group GmbH, Sr. Notes
7.625%, 5/15/16(8)	EUR	3,000	3,300,125

			$8,512,625

Diversified Manufacturing Operations — 0.1%

Matalan Finance PLC, Sr. Notes
8.875%, 4/29/16(9)	GBP	6,500	$8,543,982

			$8,543,982

Ecological Services and Equipment — 0.0%(13)

Environmental Systems Product Holdings, Inc., Jr. Notes
18.00%, 3/31/15(5)		149	$125,977

			$125,977

Electronics / Electrical — 0.2%

NXP BV/NXP Funding, LLC
3.153%, 10/15/13(10)		19,234	$18,921,447

			$18,921,447

See Notes to Financial Statements.
33

Floating Rate Portfolio

October 31, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Security		(000’s omitted)	Value

Equipment Leasing — 0.1%

International Lease Finance Corp., Sr. Notes
6.75%, 9/1/16(8)		2,325	$2,403,469
7.125%, 9/1/18(8)		2,325	2,412,187

			$4,815,656

Financial Intermediaries — 0.3%

First Data Corp., Sr. Notes
7.375%, 6/15/19(8)		5,000	$4,975,000
UPCB Finance II, Ltd., Sr. Notes
6.375%, 7/1/20(8)	EUR	11,500	14,957,797
UPCB Finance III, Ltd., Sr. Notes
6.625%, 7/1/20(8)		9,000	9,000,000

			$28,932,797

Health Care — 0.0%(13)

Accellent, Inc., Sr. Notes
8.375%, 2/1/17		3,000	$3,075,000

			$3,075,000

Leisure Goods / Activities / Movies — 0.1%

MU Finance PLC, Sr. Notes
8.375%, 2/1/17(8)		5,000	$5,350,000
NAI Entertainment Holdings, LLC, Sr. Notes
8.25%, 12/15/17(8)		7,500	7,931,250

			$13,281,250

Radio and Television — 0.0%(13)

Entravision Communications Corp., Sr. Notes
8.75%, 8/1/17		3,000	$2,992,500

			$2,992,500

Telecommunications — 0.1%

EH Holding Corp., Sr. Notes
6.50%, 6/15/19(8)		8,500	$8,733,750

			$8,733,750

Utilities — 0.7%

Calpine Corp., Sr. Notes
7.50%, 2/15/21(8)		33,200	$35,026,000
7.875%, 1/15/23(8)		31,100	32,966,000

			$67,992,000

Total Corporate Bonds & Notes
(identified cost $179,408,585)			$183,179,539

Asset-Backed Securities — 0.1%

		Principal
		Amount
Security		(000’s omitted)	Value

Alzette European CLO SA, Series 2004-1A, Class E2, 6.747%, 12/15/20(10)		$629	$499,576
Assemblies of God Financial Real Estate, Series 2004-1A, Class A, 2.399%, 6/15/29(8)(10)		785	784,014
Avalon Capital Ltd. 3, Series 1A, Class D, 2.258%, 2/24/19(8)(10)		884	606,092
Babson Ltd., Series 2005-1A, Class C1, 2.353%, 4/15/19(8)(10)		1,129	709,496
Carlyle High Yield Partners, Series 2004-6A, Class C, 2.728%, 8/11/16(8)(10)		1,500	1,252,842
Centurion CDO 8 Ltd., Series 2005-8A, Class D, 5.836%, 3/8/17(10)		985	696,908
Morgan Stanley Investment Management Croton, Ltd., Series 2005-1A, Class D, 2.353%, 1/15/18(8)(10)		2,000	1,266,837

Total Asset-Backed Securities
(identified cost $7,880,678)			$5,815,765

Common Stocks — 0.7%

Security		Shares	Value

Automotive — 0.2%

Dayco Products, LLC(11)(12)		88,506	$3,617,683
Hayes Lemmerz International, Inc.(5)(11)(12)		207,032	10,869,180

			$14,486,863

Building and Development — 0.0%(13)

Contech Construction Holdings, Inc.(5)(11)(12)		233,658	$16,356
United Subcontractors, Inc.(5)(11)(12)		3,646	213,373
WCI Communities, Inc.(5)(11)(12)		22,273	2,338,623

			$2,568,352

Chemicals and Plastics — 0.0%(13)

Vita Cayman II, Ltd.(11)(12)		3,849	$998,599

			$998,599

Diversified Manufacturing — 0.0%(13)

MEGA Brands, Inc.(11)		19,082	$157,168

			$157,168

Ecological Services and Equipment — 0.0%(13)

Environmental Systems Products Holdings, Inc.(5)(11)(14)		2,484	$105,098

			$105,098

See Notes to Financial Statements.
34

Floating Rate Portfolio

October 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Financial Intermediaries — 0.0%(13)

RTS Investor Corp.(5)(11)(12)	692	$182,337

		$182,337

Food Service — 0.0%

Buffets, Inc.(5)(11)	193,076	$0

		$0

Home Furnishings — 0.0%(13)

Oreck Corp.(5)(11)(12)	14,217	$998,176
Sanitec Europe Oy B Units(11)(12)	235,094	853,911
Sanitec Europe Oy E Units(5)(11)(12)	230,960	0

		$1,852,087

Leisure Goods / Activities / Movies — 0.1%

Metro-Goldwyn-Mayer Holdings, Inc.(11)(12)	414,634	$7,489,327

		$7,489,327

Lodging and Casinos — 0.0%(13)

Affinity Gaming, LLC(5)(11)(12)	206,125	$1,259,425

		$1,259,425

Publishing — 0.3%

Ion Media Networks, Inc.(5)(11)(12)	28,605	$22,884,000
MediaNews Group, Inc.(5)(11)(12)	162,730	3,220,426
Source Interlink Companies, Inc.(5)(11)(12)	5,725	35,609
Star Tribune Media Holdings Co.(11)	30,631	969,983
SuperMedia, Inc.(11)	53,719	92,934

		$27,202,952

Radio and Television — 0.1%

Cumulus Media, Inc., Class A(11)	8,187	$24,643
New Young Broadcasting Holding Co., Inc.(11)(12)	3,264	8,976,000

		$9,000,643

Total Common Stocks
(identified cost $36,048,999)		$65,302,851

Preferred Stocks — 0.0%(13)

Security	Shares	Value

Ecological Services and Equipment — 0.0%(13)

Environmental Systems Products Holdings, Inc., Series A(5)(11)(14)	569	$35,028

Total Preferred Stocks
(identified cost $9,958)		$35,028

Warrants — 0.0%(13)

Security	Shares	Value

Radio and Television — 0.0%(13)

New Young Broadcasting Holding Co., Inc., Expires 12/24/24(11)(12)	158	$434,500

		$434,500

Retailers (Except Food and Drug) — 0.0%

Oriental Trading Co., Inc., Expires 2/11/16(5)(11)(12)	10,906	$0
Oriental Trading Co., Inc., Expires 2/11/16(5)(11)(12)	11,964	0

		$0

Total Warrants
(identified cost $271,530)		$434,500

Short-Term Investments — 6.0%

	Interest/Principal
	Amount
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(15)	$567,850	$567,850,021
State Street Bank and Trust Euro Time Deposit, 0.01%, 11/1/11	12,142	12,142,371

Total Short-Term Investments
(identified cost $579,992,392)		$579,992,392

Total Investments — 101.0%
(identified cost $9,934,890,429)		$9,788,173,314

Less Unfunded Loan Commitments — (0.5)%		$(47,983,252)

Net Investments — 100.5%
(identified cost $9,886,907,177)		$9,740,190,062

Other Assets, Less Liabilities — (0.5)%		$(45,856,019)

Net Assets — 100.0%		$9,694,334,043

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AUD	- Australian Dollar
CHF	- Swiss Franc
EUR	- Euro
GBP	- British Pound Sterling

*	In U.S. dollars unless otherwise indicated.
(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the

See Notes to Financial Statements.
35

Floating Rate Portfolio

October 31, 2011

Portfolio of Investments — continued

stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. See Note 1G for description.

(3)	This Senior Loan will settle after October 31, 2011, at which time the interest rate will be determined.

(4)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(5)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(6)	Currently the issuer is in default with respect to interest payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(7)	Defaulted matured security.

(8)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2011, the aggregate value of these securities is $154,139,914 or 1.6% of the Portfolio’s net assets.

(9)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(10)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2011.

(11)	Non-income producing security.

(12)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(13)	Amount is less than 0.05%.

(14)	Restricted security (see Note 5).

(15)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2011.

See Notes to Financial Statements.
36

Floating Rate Portfolio

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Unaffiliated investments, at value (identified cost, $9,319,057,156)	$9,172,340,041
Affiliated investment, at value (identified cost, $567,850,021)	567,850,021
Restricted cash*	7,090,000
Foreign currency, at value (identified cost, $18,599,965)	18,470,637
Interest receivable	35,841,590
Interest receivable from affiliated investment	35,294
Receivable for investments sold	86,340,194
Receivable for open forward foreign currency exchange contracts	10,099,461
Receivable for closed swap contracts	118,906
Prepaid expenses	554,804

Total assets	$9,898,740,948

Liabilities

Payable for investments purchased	$190,851,628
Payable for open forward foreign currency exchange contracts	6,161,453
Payable for open swap contracts	2,796,298
Payable to affiliates:
Investment adviser fee	4,070,993
Trustees’ fees	4,208
Accrued expenses	522,325

Total liabilities	$204,406,905

Net Assets applicable to investors’ interest in Portfolio	$9,694,334,043

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$9,838,378,919
Net unrealized depreciation	(144,044,876)

Total	$9,694,334,043

*	Represents restricted cash on deposit at the custodian as collateral for open financial contracts.

See Notes to Financial Statements.
37

Floating Rate Portfolio

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Interest and other income	$445,920,595
Interest allocated from affiliated investment	1,095,321
Expenses allocated from affiliated investment	(94,227)

Total investment income	$446,921,689

Expenses

Investment adviser fee	$46,189,975
Trustees’ fees and expenses	50,500
Custodian fee	1,944,819
Legal and accounting services	450,889
Miscellaneous	873,987

Total expenses	$49,510,170

Deduct —
Reduction of custodian fee	$775

Total expense reductions	$775

Net expenses	$49,509,395

Net investment income	$397,412,294

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$11,762,437
Investment transactions allocated from affiliated investment	32,011
Swap contracts	76,923
Foreign currency and forward foreign currency exchange contract transactions	(29,936,666)

Net realized loss	$(18,065,295)

Change in unrealized appreciation (depreciation) —
Investments	$(109,726,188)
Swap contracts	(2,796,298)
Foreign currency and forward foreign currency exchange contracts	12,089,248

Net change in unrealized appreciation (depreciation)	$(100,433,238)

Net realized and unrealized loss	$(118,498,533)

Net increase in net assets from operations	$278,913,761

See Notes to Financial Statements.
38

Floating Rate Portfolio

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$397,412,294	$225,479,731
Net realized loss from investment transactions, swap contracts and foreign currency and forward foreign currency exchange contract transactions	(18,065,295)	(57,429,605)
Net change in unrealized appreciation (depreciation) from investments, swap contracts and foreign currency and forward foreign currency exchange contracts	(100,433,238)	330,801,724

Net increase in net assets from operations	$278,913,761	$498,851,850

Capital transactions —
Contributions	$4,383,895,129	$2,328,739,026
Withdrawals	(1,465,370,574)	(625,035,217)

Net increase in net assets from capital transactions	$2,918,524,555	$1,703,703,809

Net increase in net assets	$3,197,438,316	$2,202,555,659

Net Assets

At beginning of year	$6,496,895,727	$4,294,340,068

At end of year	$9,694,334,043	$6,496,895,727

See Notes to Financial Statements.
39

Floating Rate Portfolio

October 31, 2011

Supplementary Data

	Year Ended October 31,

Ratios/Supplemental Data	2011	2010	2009	2008	2007

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.54%	0.57%	0.61%	0.70%	0.58%
Net investment income	4.31%	4.43%	5.41%	6.50%	6.94%
Portfolio Turnover	56%	39%	35%	7%	61%

Total Return	4.30%	10.51%	27.54%	(22.24)%	4.62%

Net assets, end of year (000’s omitted)	$9,694,334	$6,496,896	$4,294,340	$3,056,210	$6,851,600

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
40

Floating Rate Portfolio

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Floating Rate Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2011, Eaton Vance Floating-Rate Fund, Eaton Vance Strategic Income Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Multi-Strategy Absolute Return Fund, Eaton Vance Low Duration Fund and Eaton Vance Short Term Real Return Fund held an interest of 81.3%, 6.7%, 9.7%, 1.4%, 0.5% and 0.3%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

41

Floating Rate Portfolio

October 31, 2011

Notes to Financial Statements — continued

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2011, the Portfolio had sufficient cash and/or securities to cover these commitments.

H Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K Interest Rate Swaps — Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

42

Floating Rate Portfolio

October 31, 2011

Notes to Financial Statements — continued

2 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.575% of the Portfolio’s average daily net assets up to $1 billion, 0.525% from $1 billion up to $2 billion, 0.500% from $2 billion up to $5 billion, 0.480% from $5 billion up to $10 billion and 0.460% of average daily net assets of $10 billion or more, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2011, the Portfolio’s investment adviser fee amounted to $46,189,975 or was 0.50% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, principal repayments on Senior Loans and paydowns, aggregated $7,855,320,352 and $4,850,570,277, respectively, for the year ended October 31, 2011.

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$9,888,391,658

Gross unrealized appreciation	$124,165,235
Gross unrealized depreciation	(272,366,831)

Net unrealized depreciation	$(148,201,596)

The net unrealized appreciation on foreign currency and swap contracts at October 31, 2011 on a federal income tax basis was $2,672,239.

5 Restricted Securities

At October 31, 2011, the Portfolio owned the following securities (representing less than 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

	Date of
Description	Acquisition	Shares	Cost		Value

Common Stocks
Environmental Systems Products Holdings, Inc.	10/25/07	2,484	$0	(1)	$105,098

Preferred Stocks
Environmental Systems Products Holdings, Inc., Series A	10/25/07	569	$9,958		$35,028

Total Restricted Securities			$9,958		$140,126

(1)	Less than $0.50.

43

Floating Rate Portfolio

October 31, 2011

Notes to Financial Statements — continued

6 Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2011 is as follows:

Forward Foreign Currency Exchange Contracts
Sales
				Net Unrealized
				Appreciation
Settlement Date	Deliver	In Exchange For	Counterparty	(Depreciation)

11/30/11	British Pound Sterling 64,388,954	United States Dollar 105,113,358	JPMorgan Chase Bank	$1,611,168
11/30/11	Euro 77,568,344	United States Dollar 112,212,694	Citibank NA	4,911,782
12/30/11	Australian Dollar 18,113,116	United States Dollar 17,587,835	Deutsche Bank	(1,368,748)
12/30/11	Australian Dollar 653,453	United States Dollar 655,199	JPMorgan Chase Bank	(28,683)
12/30/11	British Pound Sterling 45,832,535	United States Dollar 71,377,069	Goldman Sachs, Inc.	(2,271,429)
12/30/11	Euro 75,377,213	United States Dollar 102,125,571	HSBC Bank USA	(2,127,051)
12/30/11	Swiss Franc 14,677,868	United States Dollar 16,372,413	Deutsche Bank	(365,542)
1/31/12	British Pound Sterling 13,219,895	United States Dollar 21,272,794	JPMorgan Chase Bank	36,955
1/31/12	Euro 93,335,802	United States Dollar 132,529,372	Deutsche Bank	3,453,486

				$3,851,938

Purchases
				Net
				Unrealized
Settlement Date	In Exchange For	Deliver	Counterparty	Appreciation

11/30/11	British Pound Sterling 2,464,114	United States Dollar 3,874,875	Deutsche Bank	$86,070

				$86,070

44

Floating Rate Portfolio

October 31, 2011

Notes to Financial Statements — continued

Interest Rate Swaps
	Notional	Portfolio				Net
	Amount	Pays/Receives	Floating	Annual	Termination	Unrealized
Counterparty	(000’s omitted)	Floating Rate	Rate Index	Fixed Rate	Date	Depreciation

Citibank NA	$60,000	Receives	3 Month USD-LIBOR-BBA	0.98	6/24/14	$(710,385)
Citibank NA	60,000	Receives	3 Month USD-LIBOR-BBA	1.81	6/24/16	(2,085,913)

						$(2,796,298)

At October 31, 2011, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective and its use of derivatives, the Portfolio is subject to the following risks:

Foreign Exchange Risk: Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts. The Portfolio also enters into such contracts to hedge the currency risk of investments it anticipates purchasing.

Interest Rate Risk: Because the Portfolio holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, the Portfolio enters into interest rate swap contracts with respect to a portion of the bonds.

The Portfolio enters into swap contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2011, the fair value of derivatives with credit-related contingent features in a net liability position was $8,957,751. At October 31, 2011, the aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $7,090,000.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2011, the maximum amount of loss the Portfolio would incur due to counterparty risk was $10,099,461, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $4,911,782. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At October 31, 2011, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by $4,559,271 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2011 was as follows:

		Fair Value
Risk	Derivative	Asset Derivatives(1)	Liability Derivatives(2)

Foreign Exchange	Forward foreign currency exchange contracts	$10,099,461	$(6,161,453)

		$10,099,461	$(6,161,453)

Interest Rate	Swap contracts	$—	$(2,796,298)

		$—	$(2,796,298)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized depreciation.
(2)	Statement of Assets and Liabilities location: Payable for open forward currency exchange contracts and Payable for open swap contracts, respectively; Net unrealized depreciation.

45

Floating Rate Portfolio

October 31, 2011

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2011 was as follows:

		Realized Gain (Loss)	Change in Unrealized
		on Derivatives Recognized	Appreciation (Depreciation) on
Risk	Derivative	in Income(1)	Derivatives Recognized in Income(2)

Foreign Exchange	Forward foreign currency exchange contracts	$(23,492,983)	$10,644,243
Interest Rate	Swap contracts	76,923	(2,796,298)

Total		$(23,416,060)	$7,847,945

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions and Swap contracts, respectively.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts and Swap contracts, respectively.

The average notional amounts of forward foreign currency exchange contracts and swap contracts outstanding during the year ended October 31, 2011, which are indicative of the volume of these derivative types, were approximately $874,212,000 and $46,154,000, respectively.

7 Line of Credit

The Portfolio participates with another portfolio and fund managed by EVM and its affiliates in a $900 million ($537.5 million prior to August 24, 2011 and $450 million prior to March 22, 2011) unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at a prime rate or an amount above either the London Interbank Offered Rate (LIBOR) or the Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% (0.10% prior to March 22, 2011) on the daily unused portion of the line of credit is allocated among the participating portfolios and fund at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2011.

8 Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

9 Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans and floating-rate debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

10 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

46

Floating Rate Portfolio

October 31, 2011

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2011, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$8,899,399,746	$6,030,241	$8,905,429,987
Corporate Bonds & Notes	—	183,053,562	125,977	183,179,539
Asset-Backed Securities	—	5,815,765	—	5,815,765
Common Stocks	274,745	22,905,503	42,122,603	65,302,851
Preferred Stocks	—	—	35,028	35,028
Warrants	—	434,500	0	434,500
Short-Term Investments	—	579,992,392	—	579,992,392

Total Investments	$274,745	$9,691,601,468	$48,313,849	$9,740,190,062

Forward Foreign Currency Exchange Contracts	$—	$10,099,461	$—	$10,099,461

Total	$274,745	$9,701,700,929	$48,313,849	$9,750,289,523

Liability Description
Forward Foreign Currency Exchange Contracts	$—	$(6,161,453)	$—	$(6,161,453)
Interest Rate Swaps	—	(2,796,298)	—	(2,796,298)

Total	$—	$(8,957,751)	$—	$(8,957,751)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments	Investments
	in Senior	in Corporate	Investments	Investments
	Floating-Rate	Bonds &	in Common	in Preferred	Investments
	Interests	Notes	Stocks	Stocks	in Warrants	Total

Balance as of October 31, 2010	$637,976	$148,541	$4,483,200	$131,518	$0	$5,401,235
Realized gains (losses)	1,143	666,236	293,389	46,943	—	1,007,711
Change in net unrealized appreciation (depreciation)*	(36,003)	410,365	20,009,635	(86,533)	—	20,297,464
Cost of purchases**	5,025,427	54,987	1,306,274	—	—	6,386,688
Proceeds from sales**	(136,892)	(1,184,172)	(1,555,365)	(56,900)	—	(2,933,329)
Accrued discount (premium)	98,194	30,020	—	—	—	128,214
Transfers to Level 3***	440,396	—	17,585,470	—	—	18,025,866
Transfers from Level 3***	—	—	—	—	—	—

Balance as of October 31, 2011	$6,030,241	$125,977	$42,122,603	$35,028	$0	$48,313,849

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2011	$(36,003)	$(1,635)	$19,701,739	$(30,732)	$—	$19,633,369

*Amount is included in the related amount on investments in the Statement of Operations.
**Cost of purchases may include securities received in corporate actions; Proceeds from sales may include securities delivered in corporate actions.
***Transfers are reflected at the value of the securities at the beginning of the period. Transfers from Level 2 to Level 3 were due to a reduction in the availability of significant observable inputs in determining the fair value of these investments.

At October 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

47

Floating Rate Portfolio

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Floating Rate Portfolio:

We have audited the accompanying statement of assets and liabilities of Floating Rate Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2011, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Floating Rate Portfolio as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 20, 2011

48

Eaton Vance
Floating-Rate Fund

October 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), and Floating Rate Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
with the
	Trust and	Length of	Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

49

Eaton Vance
Floating-Rate Fund

October 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and	Length of	Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2000	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust	Since 2011(2)	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Scott H. Page 1959	President of the Portfolio	Since 2007	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

50

Eaton Vance
Floating-Rate Fund

October 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	Prior to 2011, Mr. Richardson was Vice President of the Trust since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

51

Eaton Vance
Floating-Rate Fund

October 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

52

Investment Adviser of Floating Rate Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Floating-Rate Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1044-12/11	FRSRC

Eaton Vance Floating-Rate & High Income Fund Annual Report October 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2011
Eaton Vance
Floating-Rate & High Income Fund

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	20 and 49
Federal Tax Information	21
Management and Organization	50
Important Notices	53

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
The S&P/LSTA Leveraged Loan Index,2 the broad barometer for the floating-rate loan market, posted a total return of 3.16% for the 12 months ending October 31, 2011, reflecting the widespread uncertainty and volatility that affected virtually all global investment markets.
The period began on an upbeat note, with the floating-rate loan market generating strong gains and driven by favorable technical conditions and improving issuer fundamentals. Heavy inflows into prime rate mutual funds, increased refinancing activity and a general improvement in the overall tone of the market bolstered demand and, in turn, lifted prices. Issuer fundamentals also improved as various measures of earnings growth rose. Furthermore, default rates remained low.
The loan market’s strong performance continued in April, although it began to falter in May and June. That’s when the new issue supply of floating-rate loans increased and demand dwindled in response to growing uncertainty about the prospects for both the U.S. and global economies. In late summer, the floating-rate loan market performed poorly, coming under significant pressure amid a darkening of macroeconomic headlines. In particular, the downgrade of the U.S. credit rating by Standard & Poor’s, renewed stress in the European sovereign debt saga and several disappointing global economic numbers provided a gloomy economic backdrop. Loans were also challenged by the Federal Reserve’s pledge to keep rates low until at least mid-2013, which tempered individual investors’ demand for the asset class. In October, the floating-rate loan market rebounded somewhat as worries about higher interest rates resurfaced and investors’ appetite for riskier asset classes improved.
Even though the prospects for the global economy dimmed during the period, issuer fundamentals remained solid. As one measure of that, the trailing 12-month default rates by principal amount stood at 0.32% as of October 31, 2011, a low rate when viewed historically.
Fund Performance
For the fiscal year ending October 31, 2011, Eaton Vance Floating-Rate & High Income Fund Class A shares at net asset value (NAV) had a total return of 3.97%. By comparison, the Fund’s benchmark, the S&P/LSTA Leveraged Loan Index (the Index), gained 3.16% during the period.
Relative to the Index, the Fund benefited from its general bias toward the higher-quality end of the floating-rate loan market because lower-quality B-rated7 loans, and more notably, CCC-rated securities, underperformed for the 12-month period overall. Although the Fund’s higher-quality positioning acted as a headwind early in the year when investors favored riskier segments of the floating-rate loan market, the emphasis on higher-quality securities bolstered performance during most of the second half when investors’ appetite for risk waned.
The Fund was helped by its underweighted positions in publishing and utilities, sectors that lagged the Index during the 12-month period. The benefits of underweighting these sectors more than offset what was lost by underweighting financial intermediaries, telecommunications, and lodging and casinos, all of which outpaced the Index for the year.
The Fund’s comparatively broad diversification8 also aided relative performance. The Index’s larger-cap, higher-volume names, which experienced the greatest selling pressure in the second half of the period, underperformed the floating-rate loan market as a whole for the 12-month period. Against that backdrop, the Fund’s diversification beyond the larger-cap, higher-volume issues was a plus.
The Fund’s out-of-index allocation to high-yield corporate bonds aided relative performance because the sector outpaced bank loans during the 12-month period. Credit selection in the BB-rated and CCC-rated segments of this asset class aided the Fund’s performance.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2011
Performance2,3

Portfolio Managers Scott H. Page, CFA; Craig P. Russ; Michael W. Weilheimer, CFA; Thomas P. Huggins

					Since
% Average Annual Total Returns	Inception Date	1 Year	5 Years	10 Years	Inception

Advisers Class at NAV	9/7/2000	4.06%	3.51%	4.36%	—
Class A at NAV	5/7/2003	3.97	3.52	—	4.41
Class A at 2.25% Maximum Sales Charge	—	1.67	3.04	—	4.13
Class B at NAV	9/5/2000	3.31	2.77	3.58	—
Class B at 5% Maximum Sales Charge	—	-1.66	2.44	3.58	—
Class C at NAV	9/5/2000	3.19	2.74	3.58	—
Class C at 1% Maximum Sales Charge	—	2.20	2.74	3.58	—
Class I at NAV	9/15/2000	4.31	3.79	4.63	—
S&P/LSTA Leveraged Loan Index	—	3.16%	4.42%	5.16%	—

Total Annual Operating Expense Ratios[4]	Advisers Class	Class A	Class B	Class C	Class I

	1.11%	1.11%	1.86%	1.86%	0.86%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class C of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
	Period Beginning	At NAV	Sales Charge

Advisers Class	10/31/01	$15,322	N.A.

Class A	5/7/03	$14,424	$14,100

Class B	10/31/01	$14,219	N.A.

Class I	10/31/01	$15,722	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2011
Fund Profile5

Top 10 Holdings (% of total investments)[6]

Community Health Systems, Inc.	1.2%
Reynolds Group Holdings, Inc.	1.1
SunGard Data Systems, Inc.	1.1
Rite Aid Corp.	1.0
Intelsat Jackson Holdings SA	1.0
Del Monte Foods Co.	1.0
HCA, Inc.	0.9
Asurion Corp.	0.9
UPC Broadband Holding B.V./UPC Financing Partnership	0.9
Caesars Entertainment Operating Co.	0.9

Total	10.0%

Top 10 Sectors (% of total investments)[6]

Health Care	11.6%
Business Equipment and Services	7.8
Electronics/Electrical	6.1
Automotive	4.6
Food Products	4.2
Leisure Goods/Activities/Movies	4.2
Chemicals and Plastics	4.1
Financial Intermediaries	3.9
Telecommunications	3.9
Food Service	3.8

Total	54.2%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus.

[5]	The Fund invests in two affiliated investment companies (Portfolios). References to investments are to the Floating Rate Portfolio. As of period end, the Fund was 82.8% invested in Floating Rate Portfolio and 17.2% invested in High Income Opportunities Portfolio.

[6]	Excludes cash and cash equivalents.

[7]	Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

[8]	Diversification cannot guarantee a profit or eliminate the risk of a loss.

Fund profile subject to change due to active management.

5

Eaton Vance
Floating-Rate & High Income Fund

October 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 – October 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
	(5/1/11)	(10/31/11)	(5/1/11 – 10/31/11)	Ratio

Actual
Advisers Class	$1,000.00	$991.70	$5.62	1.12%
Class A	$1,000.00	$991.40	$5.62	1.12%
Class B	$1,000.00	$988.00	$9.37	1.87%
Class C	$1,000.00	$986.90	$9.37	1.87%
Class I	$1,000.00	$992.90	$4.37	0.87%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,019.60	$5.70	1.12%
Class A	$1,000.00	$1,019.60	$5.70	1.12%
Class B	$1,000.00	$1,015.80	$9.50	1.87%
Class C	$1,000.00	$1,015.80	$9.50	1.87%
Class I	$1,000.00	$1,020.80	$4.43	0.87%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2011. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance
Floating-Rate & High Income Fund

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Investment in Floating Rate Portfolio, at value (identified cost, $973,109,664)	$937,165,301
Investment in High Income Opportunities Portfolio, at value (identified cost, $199,260,053)	195,244,146
Receivable for Fund shares sold	3,936,778

Total assets	$1,136,346,225

Liabilities

Payable for Fund shares redeemed	$4,527,290
Distributions payable	888,752
Payable to affiliates:
Distribution and service fees	332,313
Administration fee	142,142
Trustees’ fees	42
Accrued expenses	342,595

Total liabilities	$6,233,134

Net Assets	$1,130,113,091

Sources of Net Assets

Paid-in capital	$1,293,140,076
Accumulated net realized loss from Portfolios	(122,197,748)
Accumulated distributions in excess of net investment income	(868,967)
Net unrealized depreciation from Portfolios	(39,960,270)

Total	$1,130,113,091

Advisers Class Shares

Net Assets	$187,220,029
Shares Outstanding	21,640,947
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.65

Class A Shares

Net Assets	$478,213,091
Shares Outstanding	51,963,988
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.20
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$9.41

Class B Shares

Net Assets	$18,615,450
Shares Outstanding	2,154,941
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.64

Class C Shares

Net Assets	$211,581,242
Shares Outstanding	24,507,388
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.63

Class I Shares

Net Assets	$234,483,279
Shares Outstanding	27,087,887
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.66

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.
7

Eaton Vance
Floating-Rate & High Income Fund

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Interest and other income allocated from Portfolios	$60,070,084
Dividends allocated from Portfolios	293,477
Expenses allocated from Portfolios	(6,076,188)

Total investment income from Portfolios	$54,287,373

Expenses

Administration fee	$1,656,389
Distribution and service fees
Advisers Class	572,368
Class A	984,447
Class B	227,148
Class C	2,191,661
Trustees’ fees and expenses	500
Custodian fee	48,747
Transfer and dividend disbursing agent fees	1,140,589
Legal and accounting services	30,226
Printing and postage	124,837
Registration fees	226,769
Miscellaneous	18,642

Total expenses	$7,222,323

Net investment income	$47,065,050

Realized and Unrealized Gain (Loss) from Portfolios

Net realized gain (loss) —
Investment transactions	$(9,047,609)
Securities sold short	(92,530)
Swap contracts	28,166
Foreign currency and forward foreign currency exchange contract transactions	(2,968,532)

Net realized loss	$(12,080,505)

Change in unrealized appreciation (depreciation) —
Investments	$(6,351,343)
Swap contracts	(512,167)
Foreign currency and forward foreign currency exchange contracts	1,156,644

Net change in unrealized appreciation (depreciation)	$(5,706,866)

Net realized and unrealized loss	$(17,787,371)

Net increase in net assets from operations	$29,277,679

See Notes to Financial Statements.
8

Eaton Vance
Floating-Rate & High Income Fund

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$47,065,050	$29,936,684
Net realized loss from investment transactions, securities sold short, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(12,080,505)	(21,897,310)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	(5,706,866)	62,324,506

Net increase in net assets from operations	$29,277,679	$70,363,880

Distributions to shareholders —
From net investment income
Advisers Class	$(9,969,342)	$(8,399,157)
Class A	(17,015,809)	(11,587,155)
Class B	(838,270)	(1,276,562)
Class C	(8,047,851)	(9,273,424)
Class I	(10,870,097)	(5,085,100)
Tax return of capital
Advisers Class	(421,854)	—
Class A	(720,026)	—
Class B	(35,471)	—
Class C	(340,546)	—
Class I	(459,970)	—

Total distributions to shareholders	$(48,719,236)	$(35,621,398)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Advisers Class	$114,233,761	$92,560,517
Class A	354,742,048	112,337,299
Class B	3,478,608	2,880,130
Class C	57,675,237	35,807,409
Class I	261,226,160	80,448,468
Net asset value of shares issued to shareholders in payment of distributions declared
Advisers Class	9,578,996	7,510,142
Class A	15,137,271	8,509,700
Class B	568,511	874,539
Class C	5,918,414	6,581,945
Class I	5,681,011	2,386,738
Cost of shares redeemed
Advisers Class	(125,611,117)	(49,647,187)
Class A	(139,386,614)	(63,634,004)
Class B	(5,349,090)	(6,281,624)
Class C	(48,179,629)	(37,085,781)
Class I	(150,328,532)	(41,302,282)
Net asset value of shares exchanged
Class A	4,064,580	3,209,190
Class B	(4,064,580)	(3,209,190)
Redemption fees	11,492	28,008

Net increase in net assets from Fund share transactions	$359,396,527	$151,974,017

Net increase in net assets	$339,954,970	$186,716,499

Net Assets

At beginning of year	$790,158,121	$603,441,622

At end of year	$1,130,113,091	$790,158,121

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of year	$(868,967)	$1,258,511

See Notes to Financial Statements.
9

Eaton Vance
Floating-Rate & High Income Fund

October 31, 2011

Financial Highlights

	Advisers Class

	Year Ended October 31,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year	$8.700	$8.260	$6.810	$9.450	$9.690

Income (Loss) From Operations

Net investment income(1)	$0.384	$0.395	$0.390	$0.551	$0.639
Net realized and unrealized gain (loss)	(0.034)	0.519	1.444	(2.662)	(0.233)

Total income (loss) from operations	$0.350	$0.914	$1.834	$(2.111)	$0.406

Less Distributions

From net investment income	$(0.384)	$(0.474)	$(0.388)	$(0.469)	$(0.647)
Tax return of capital	(0.016)	—	—	(0.068)	—

Total distributions	$(0.400)	$(0.474)	$(0.388)	$(0.537)	$(0.647)

Redemption fees(1)	$0.000 (2)	$0.000 (2)	$0.004	$0.008	$0.001

Net asset value — End of year	$8.650	$8.700	$8.260	$6.810	$9.450

Total Return(3)	4.06%	11.50%	28.05%	(23.29)%	4.29%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$187,220	$192,804	$134,367	$154,101	$469,777
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.09%	1.11%	1.20%	1.22%	1.08%
Net investment income	4.38%	4.65%	5.56%	6.28%	6.63%
Portfolio Turnover of the Fund(6)	20%	15%	15%	8%	6%
Portfolio Turnover of Floating Rate Portfolio	56%	39%	35%	7%	61%
Portfolio Turnover of High Income Opportunities Portfolio	78%	79%	72%	48%	81%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.0005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

See Notes to Financial Statements.
10

Eaton Vance
Floating-Rate & High Income Fund

October 31, 2011

Financial Highlights — continued

	Class A

	Year Ended October 31,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year	$9.260	$8.780	$7.240	$10.050	$10.300

Income (Loss) From Operations

Net investment income(1)	$0.405	$0.420	$0.413	$0.591	$0.680
Net realized and unrealized gain (loss)	(0.041)	0.560	1.536	(2.838)	(0.243)

Total income (loss) from operations	$0.364	$0.980	$1.949	$(2.247)	$0.437

Less Distributions

From net investment income	$(0.407)	$(0.500)	$(0.413)	$(0.498)	$(0.688)
Tax return of capital	(0.017)	—	—	(0.073)	—

Total distributions	$(0.424)	$(0.500)	$(0.413)	$(0.571)	$(0.688)

Redemption fees(1)	$0.000 (2)	$0.000 (2)	$0.004	$0.008	$0.001

Net asset value — End of year	$9.200	$9.260	$8.780	$7.240	$10.050

Total Return(3)	3.97%	11.46%	28.18%	(23.31)%	4.35%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$478,213	$252,028	$180,646	$144,591	$361,138
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.10%	1.11%	1.20%	1.22%	1.09%
Net investment income	4.36%	4.65%	5.47%	6.35%	6.63%
Portfolio Turnover of the Fund(6)	20%	15%	15%	8%	6%
Portfolio Turnover of Floating Rate Portfolio	56%	39%	35%	7%	61%
Portfolio Turnover of High Income Opportunities Portfolio	78%	79%	72%	48%	81%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.0005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

See Notes to Financial Statements.
11

Eaton Vance
Floating-Rate & High Income Fund

October 31, 2011

Financial Highlights — continued

	Class B

	Year Ended October 31,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year	$8.690	$8.250	$6.810	$9.450	$9.680

Income (Loss) From Operations

Net investment income(1)	$0.319	$0.333	$0.348	$0.487	$0.567
Net realized and unrealized gain (loss)	(0.033)	0.519	1.425	(2.661)	(0.223)

Total income (loss) from operations	$0.286	$0.852	$1.773	$(2.174)	$0.344

Less Distributions

From net investment income	$(0.322)	$(0.412)	$(0.337)	$(0.414)	$(0.575)
Tax return of capital	(0.014)	—	—	(0.060)	—

Total distributions	$(0.336)	$(0.412)	$(0.337)	$(0.474)	$(0.575)

Redemption fees(1)	$0.000 (2)	$0.000 (2)	$0.004	$0.008	$0.001

Net asset value — End of year	$8.640	$8.690	$8.250	$6.810	$9.450

Total Return(3)	3.31%	10.58%	27.14%	(23.84)%	3.63%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$18,615	$24,115	$28,490	$46,480	$99,812
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.84%	1.86%	1.95%	1.97%	1.84%
Net investment income	3.64%	3.93%	5.03%	5.58%	5.88%
Portfolio Turnover of the Fund(6)	20%	15%	15%	8%	6%
Portfolio Turnover of Floating Rate Portfolio	56%	39%	35%	7%	61%
Portfolio Turnover of High Income Opportunities Portfolio	78%	79%	72%	48%	81%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.0005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

See Notes to Financial Statements.
12

Eaton Vance
Floating-Rate & High Income Fund

October 31, 2011

Financial Highlights — continued

	Class C

	Year Ended October 31,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year	$8.690	$8.240	$6.810	$9.450	$9.680

Income (Loss) From Operations

Net investment income(1)	$0.317	$0.332	$0.339	$0.488	$0.566
Net realized and unrealized gain (loss)	(0.041)	0.530	1.424	(2.663)	(0.222)

Total income (loss) from operations	$0.276	$0.862	$1.763	$(2.175)	$0.344

Less Distributions

From net investment income	$(0.322)	$(0.412)	$(0.337)	$(0.413)	$(0.575)
Tax return of capital	(0.014)	—	—	(0.060)	—

Total distributions	$(0.336)	$(0.412)	$(0.337)	$(0.473)	$(0.575)

Redemption fees(1)	$0.000 (2)	$0.000 (2)	$0.004	$0.008	$0.001

Net asset value — End of year	$8.630	$8.690	$8.240	$6.810	$9.450

Total Return(3)	3.19%	10.72%	26.98%	(23.84)%	3.63%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$211,581	$198,350	$183,193	$177,628	$383,163
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.84%	1.86%	1.95%	1.97%	1.84%
Net investment income	3.63%	3.92%	4.82%	5.59%	5.88%
Portfolio Turnover of the Fund(6)	20%	15%	15%	8%	6%
Portfolio Turnover of Floating Rate Portfolio	56%	39%	35%	7%	61%
Portfolio Turnover of High Income Opportunities Portfolio	78%	79%	72%	48%	81%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.0005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

See Notes to Financial Statements.
13

Eaton Vance
Floating-Rate & High Income Fund

October 31, 2011

Financial Highlights — continued

	Class I

	Year Ended October 31,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year	$8.710	$8.260	$6.820	$9.460	$9.690

Income (Loss) From Operations

Net investment income(1)	$0.404	$0.416	$0.399	$0.563	$0.664
Net realized and unrealized gain (loss)	(0.033)	0.528	1.442	(2.652)	(0.225)

Total income (loss) from operations	$0.371	$0.944	$1.841	$(2.089)	$0.439

Less Distributions

From net investment income	$(0.404)	$(0.494)	$(0.405)	$(0.490)	$(0.670)
Tax return of capital	(0.017)	—	—	(0.069)	—

Total distributions	$(0.421)	$(0.494)	$(0.405)	$(0.559)	$(0.670)

Redemption fees(1)	$0.000 (2)	$0.000 (2)	$0.004	$0.008	$0.001

Net asset value — End of year	$8.660	$8.710	$8.260	$6.820	$9.460

Total Return(3)	4.31%	11.76%	28.31%	(23.06)%	4.65%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$234,483	$122,861	$76,745	$20,854	$38,044
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	0.84%	0.86%	0.96%	0.94%	0.84%
Net investment income	4.61%	4.89%	5.69%	6.47%	6.88%
Portfolio Turnover of the Fund(6)	20%	15%	15%	8%	6%
Portfolio Turnover of Floating Rate Portfolio	56%	39%	35%	7%	61%
Portfolio Turnover of High Income Opportunities Portfolio	78%	79%	72%	48%	81%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.0005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

See Notes to Financial Statements.
14

Eaton Vance
Floating-Rate & High Income Fund

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Floating-Rate & High Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Advisers Class and Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning on January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to provide a high level of current income. The Fund currently pursues its objective by investing all of its investable assets in interests in the following two portfolios managed by Eaton Vance Management (EVM) or its affiliates: Floating Rate Portfolio and High Income Opportunities Portfolio (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in the net assets of Floating Rate Portfolio and High Income Opportunities Portfolio (9.7% and 22.5%, respectively, at October 31, 2011). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of Floating Rate Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of High Income Opportunities Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Valuation of securities by Floating Rate Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of High Income Opportunities Portfolio.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $109,089,609 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2012 ($2,290,023), October 31, 2013 ($2,252,412), October 31, 2015 ($3,277,415), October 31, 2016 ($60,560,805), October 31, 2017 ($19,014,413), October 31, 2018 ($16,335,693) and October 31, 2019 ($5,358,848). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2011.

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by

15

Eaton Vance
Floating-Rate & High Income Fund

October 31, 2011

Notes to Financial Statements — continued

reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Redemption Fees — Upon the redemption or exchange of shares by Advisers Class, Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. Effective January 1, 2011, Advisers Class, Class A and Class I shares are no longer subject to a redemption fee.

I Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2 Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2011 and October 31, 2010 was as follows:

	Year Ended October 31,

	2011	2010

Distributions declared from:
Ordinary income	$46,741,369	$35,621,398
Tax return of capital	$1,977,867	$—

During the year ended October 31, 2011, accumulated net realized loss was decreased by $4,508,739, accumulated distributions in excess of net investment income was increased by $2,451,159 and paid-in capital was decreased by $2,057,580 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for swap contracts, premium amortization, defaulted bond interest, mixed straddles, investments in partnerships, paydown gain (loss) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(109,089,609)
Net unrealized depreciation	$(53,048,624)
Other temporary differences	$(888,752)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the timing of recognizing distributions to shareholders, swap contracts, wash sales, partnership allocations, defaulted bond interest, premium amortization and investments in partnerships.

3 Transactions with Affiliates

The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2011, the administration fee amounted to $1,656,389. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios’ Notes to Financial Statements. For the year ended October 31, 2011, the Fund’s allocated portion of adviser fees paid by the Portfolios amounted to $5,611,049 or 0.51% of the Fund’s average daily net assets.

16

Eaton Vance
Floating-Rate & High Income Fund

October 31, 2011

Notes to Financial Statements — continued

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2011, EVM earned $31,743 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM, received $36,271 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2011. EVD also received distribution and service fees from Advisers Class, Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4 Distribution Plans

The Fund has in effect a distribution plan for the Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2011 amounted to $572,368 for Advisers Class shares and $984,447 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2011, the Fund paid or accrued to EVD $170,361 and $1,643,746 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2011, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $7,411,000 and $70,075,000, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2011 amounted to $56,787 and $547,915 for Class B and Class C shares, respectively.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2011, the Fund was informed that EVD received approximately $26,000, $23,000 and $55,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6 Investment Transactions

For the year ended October 31, 2011, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Floating Rate Portfolio	$438,915,736	$170,159,485
High Income Opportunities Portfolio	88,303,162	50,810,187

17

Eaton Vance
Floating-Rate & High Income Fund

October 31, 2011

Notes to Financial Statements — continued

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,

Advisers Class	2011	2010

Sales	12,958,391	10,855,700
Issued to shareholders electing to receive payments of distributions in Fund shares	1,092,980	885,421
Redemptions	(14,560,407)	(5,867,768)

Net increase (decrease)	(509,036)	5,873,353

	Year Ended October 31,

Class A	2011	2010

Sales	37,759,136	12,381,558
Issued to shareholders electing to receive payments of distributions in Fund shares	1,628,820	942,996
Redemptions	(15,080,904)	(7,044,637)
Exchange from Class B shares	438,600	355,050

Net increase	24,745,652	6,634,967

	Year Ended October 31,

Class B	2011	2010

Sales	395,409	338,115
Issued to shareholders electing to receive payments of distributions in Fund shares	64,991	103,504
Redemptions	(612,464)	(744,482)
Exchange to Class A shares	(466,979)	(377,734)

Net decrease	(619,043)	(680,597)

	Year Ended October 31,

Class C	2011	2010

Sales	6,545,587	4,211,669
Issued to shareholders electing to receive payments of distributions in Fund shares	677,303	778,645
Redemptions	(5,544,971)	(4,380,581)

Net increase	1,677,919	609,733

	Year Ended October 31,

Class I	2011	2010

Sales	29,548,610	9,412,155
Issued to shareholders electing to receive payments of distributions in Fund shares	648,016	280,657
Redemptions	(17,219,608)	(4,877,166)

Net increase	12,977,018	4,815,646

18

Eaton Vance
Floating-Rate & High Income Fund

October 31, 2011

Notes to Financial Statements — continued

For the years ended October 31, 2011 and October 31, 2010, the Fund received $11,492 and $28,008, respectively, in redemption fees.

8 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2011 and October 31, 2010, the Fund’s investment in High Income Opportunities Portfolio, whose financial statements are not included but are available elsewhere as discussed in Note 1, was valued based on Level 1 inputs.

19

Eaton Vance
Floating-Rate & High Income Fund

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate & High Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate & High Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate & High Income Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2011

20

Eaton Vance
Floating-Rate & High Income Fund

October 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

21

Floating Rate Portfolio

October 31, 2011

Portfolio of Investments

Senior Floating-Rate Interests — 92.3%(1)

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Aerospace and Defense — 1.8%

DAE Aviation Holdings, Inc.
Revolving Loan, 2.76%, Maturing July 31, 2013(2)		20,000	$18,700,000
Term Loan, 5.43%, Maturing July 31, 2014		20,315	19,756,095
Term Loan, 5.43%, Maturing July 31, 2014		20,523	19,958,789
Ducommun, Inc.
Term Loan, 5.50%, Maturing June 28, 2017		7,082	7,046,839
Dundee Holdco 4, Ltd.
Term Loan, 4.25%, Maturing May 15, 2015		3,559	2,941,880
Term Loan, 4.71%, Maturing July 13, 2015	GBP	650	861,064
Term Loan, 5.21%, Maturing July 13, 2015	GBP	650	861,064
Term Loan, 4.75%, Maturing May 13, 2016		3,559	2,941,880
IAP Worldwide Services, Inc.
Term Loan, 9.25%, Maturing December 28, 2012		30,525	29,914,167
Sequa Corp.
Term Loan, 3.62%, Maturing December 3, 2014		1,989	1,920,876
Term Loan, Maturing December 3, 2014(3)		3,025	3,027,520
TASC, Inc.
Term Loan, 4.50%, Maturing December 18, 2015		18,371	18,325,348
TransDigm, Inc.
Term Loan, 4.00%, Maturing February 14, 2017		27,734	27,681,918
Wesco Aircraft Hardware Corp.
Term Loan, 3.25%, Maturing April 7, 2016		6,158	6,142,329
Term Loan, 4.25%, Maturing April 7, 2017		2,027	2,033,229
Wyle Services Corp.
Term Loan, 5.75%, Maturing March 27, 2017		11,801	11,557,376

			$173,670,374

Air Transport — 0.3%

Evergreen International Aviation, Inc.
Term Loan, 11.50%, Maturing July 5, 2015		11,875	$11,400,000
Orbitz Worldwide, Inc.
Term Loan, 3.31%, Maturing July 25, 2014		19,959	17,376,727

			$28,776,727

Automotive — 4.5%

Allison Transmission, Inc.
Term Loan, 2.75%, Maturing August 7, 2014		69,151	$67,105,779
Autoparts Holdings, Ltd.
Term Loan, 6.50%, Maturing July 28, 2017		5,600	5,607,000
Chrysler Group, LLC
Term Loan, 6.00%, Maturing May 24, 2017		66,648	63,162,843
Delphi Corp.
Term Loan, 3.50%, Maturing March 31, 2017		10,043	10,042,643
Federal-Mogul Corp.
Term Loan, 2.18%, Maturing December 29, 2014		41,356	39,210,539
Term Loan, 2.18%, Maturing December 28, 2015		23,578	22,354,469
Financiere Truck (Investissement)
Term Loan, 1.70%, Maturing February 15, 2013(2)(4)	GBP	2,252	3,373,442
Term Loan, 3.74%, Maturing February 15, 2013	EUR	1,412	1,819,903
Ford Motor Co.
Revolving Loan, 0.37%, Maturing December 15, 2013(2)		4,852	4,809,947
Goodyear Tire & Rubber Co.
Term Loan - Second Lien, 1.93%, Maturing April 30, 2014		71,367	69,850,264
HHI Holdings, LLC
Term Loan, 7.00%, Maturing March 21, 2017		6,318	6,239,272
Metaldyne, LLC
Term Loan, 5.25%, Maturing May 18, 2017		23,666	23,459,040
Remy International, Inc.
Term Loan, 6.25%, Maturing December 16, 2016		5,459	5,383,692
SRAM, LLC
Term Loan, 4.76%, Maturing June 7, 2018		17,193	17,106,764
Term Loan - Second Lien, 8.50%, Maturing December 7, 2018		3,000	3,015,000
Tenneco, Inc.
Term Loan, 5.24%, Maturing March 17, 2014		5,550	5,383,500
TI Automotive, Ltd.
Term Loan, 9.50%, Maturing July 29, 2016		4,455	4,466,138
Tomkins, LLC
Term Loan, 4.25%, Maturing September 21, 2015		7,560	7,484,198
Term Loan, 4.25%, Maturing September 21, 2016		29,833	29,826,443
TriMas Corp.
Term Loan, 4.25%, Maturing June 21, 2017		13,990	13,727,626
UCI International, Inc.
Term Loan, 5.50%, Maturing July 26, 2017		3,436	3,453,651
Veyance Technologies, Inc.
Term Loan, 2.75%, Maturing July 31, 2014		4,357	3,953,928
Term Loan, 2.75%, Maturing July 31, 2014		26,939	24,447,513
Term Loan - Second Lien, 6.00%, Maturing July 31, 2015		2,000	1,690,000

			$436,973,594

Beverage and Tobacco — 0.0%(13)

Maine Beverage Co., LLC
Term Loan, 2.12%, Maturing March 31, 2013		746	$716,571

			$716,571

Building and Development — 1.4%

401 North Wabash Venture, LLC
Term Loan, 6.80%, Maturing July 27, 2012(4)		8,041	$6,754,325

See Notes to Financial Statements.
22

Floating Rate Portfolio

October 31, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Building and Development (continued)

Armstrong World Industries, Inc.
Term Loan, 4.00%, Maturing March 9, 2018		16,890	$16,752,893
Beacon Sales Acquisition, Inc.
Term Loan, 2.33%, Maturing September 30, 2013		3,870	3,731,737
Contech Construction Products
Term Loan, 8.25%, Maturing January 31, 2013		1,733	1,138,254
Forestar Real Estate Group, Inc.
Revolving Loan, 0.49%, Maturing August 6, 2013(2)		1,675	1,574,712
Term Loan, 6.50%, Maturing August 6, 2015		13,570	13,027,142
Goodman Global Holdings, Inc.
Term Loan, 5.75%, Maturing October 28, 2016		16,950	16,977,271
Materis SAS
Term Loan, 3.74%, Maturing April 27, 2014	EUR	2,141	2,617,961
Term Loan, 4.12%, Maturing April 27, 2015	EUR	2,283	2,790,610
Monier Group GmbH
Term Loan, 3.25%, Maturing March 16, 2015(4)		9	7,056
Term Loan, 3.25%, Maturing April 16, 2015(4)	EUR	15	17,643
Term Loan, 5.00%, Maturing April 16, 2015(4)	EUR	25	35,136
NCI Building Systems, Inc.
Term Loan, 8.00%, Maturing April 18, 2014		3,252	3,166,965
November 2005 Land Investors, LLC
Term Loan, 0.00%, Maturing March 29, 2013(5)(6)		610	91,452
Panolam Industries International, Inc.
Term Loan, 8.25%, Maturing December 31, 2013		8,970	8,182,706
RE/MAX International, Inc.
Term Loan, 5.50%, Maturing April 15, 2016		12,765	12,700,998
Realogy Corp.
Term Loan, 3.19%, Maturing October 10, 2013		1,240	1,162,034
Term Loan, 3.27%, Maturing October 10, 2013		10,297	9,649,096
Term Loan, 4.44%, Maturing October 10, 2016		426	374,933
Term Loan, 4.52%, Maturing October 10, 2016		4,570	4,018,069
South Edge, LLC
Term Loan, 0.00%, Maturing October 31, 2009(7)		8,795	8,332,924
WCI Communities, Inc.
Term Loan, 10.01%, Maturing September 2, 2016(4)		3,740	3,652,421
Woodlands Land Development Co. LP (The)
Term Loan, 5.00%, Maturing March 7, 2014		20,000	19,600,000

			$136,356,338

Business Equipment and Services — 7.9%

Acosta, Inc.
Term Loan, 4.75%, Maturing March 1, 2018		27,039	$26,768,734
Advantage Sales & Marketing, Inc.
Term Loan, 5.25%, Maturing December 18, 2017		36,095	35,554,047
Affinion Group, Inc.
Term Loan, 5.00%, Maturing October 10, 2016		41,361	38,207,116
Allied Security Holdings, LLC
Term Loan, 5.00%, Maturing February 3, 2017		13,333	13,266,395
Altegrity, Inc.
Term Loan, 7.75%, Maturing February 20, 2015		5,182	5,117,215
Term Loan, 2.99%, Maturing February 21, 2015		16,555	15,313,172
Audatex North America, Inc.
Term Loan, 2.13%, Maturing May 16, 2014		1,683	1,681,234
Term Loan, 3.31%, Maturing May 16, 2014	EUR	2,908	3,963,265
BAR/BRI Review Courses, Inc.
Term Loan, 6.00%, Maturing June 16, 2017		9,775	9,579,500
Brand Energy and Infrastructure Services, Inc.
Term Loan, 2.63%, Maturing February 7, 2014		18,961	15,358,385
Brickman Group Holdings, Inc.
Term Loan, 7.25%, Maturing October 14, 2016		13,969	13,969,437
Brock Holdings III, Inc.
Term Loan, 6.00%, Maturing March 16, 2017		17,022	16,255,992
Catalina Marketing Corp.
Term Loan, 3.00%, Maturing October 1, 2014		5,935	5,697,148
ClientLogic Corp.
Term Loan, 8.12%, Maturing January 30, 2014	EUR	569	780,053
Term Loan, 7.14%, Maturing January 30, 2017		9,682	8,823,041
DynCorp International, LLC
Term Loan, 6.25%, Maturing July 5, 2016		13,083	12,943,608
Endurance International Group, Inc. (The)
Term Loan, 8.00%, Maturing October 3, 2016		10,175	10,022,375
Go Daddy Group, Inc. (The)
Term Loan, Maturing September 29, 2017(3)		19,950	19,962,469
IMS Health, Inc.
Term Loan, 4.50%, Maturing August 25, 2017		15,115	15,114,961
KAR Auction Services, Inc.
Term Loan, 5.00%, Maturing May 19, 2017		33,292	33,291,562
Kronos, Inc.
Term Loan, 2.12%, Maturing June 11, 2014		11,982	11,468,042
Term Loan, 6.12%, Maturing June 11, 2015		3,000	2,812,500
Language Line, LLC
Term Loan, 6.25%, Maturing June 20, 2016		18,984	18,841,650
Meritas, LLC
Term Loan, 7.50%, Maturing July 28, 2017		13,847	13,639,172
Mitchell International, Inc.
Term Loan, 2.38%, Maturing March 28, 2014		1,949	1,851,531
Term Loan - Second Lien, 5.63%, Maturing March 30, 2015		1,500	1,410,000
MSCI, Inc.
Term Loan, 3.75%, Maturing March 14, 2017		15,645	15,821,472
N.E.W. Holdings I, LLC
Term Loan, 6.00%, Maturing March 23, 2016		16,559	16,199,846
Protection One Alarm Monitoring, Inc.
Term Loan, 6.00%, Maturing June 4, 2016		12,338	12,245,956
Quantum Corp.
Term Loan, 3.83%, Maturing July 14, 2014		1,509	1,471,634

See Notes to Financial Statements.
23

Floating Rate Portfolio

October 31, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Business Equipment and Services (continued)

Quantum Corp. (continued)
Quintiles Transnational Corp.
Term Loan, 5.00%, Maturing June 8, 2018		59,526	$59,004,962
Res-Care, Inc.
Term Loan, 7.25%, Maturing December 22, 2016		13,936	13,518,384
Sabre, Inc.
Term Loan, 2.30%, Maturing September 30, 2014		46,499	40,911,097
Sensus USA, Inc.
Term Loan, 4.75%, Maturing May 9, 2017		11,094	10,927,836
Softlayer Technologies, Inc.
Term Loan, 7.25%, Maturing November 5, 2016		9,255	8,931,135
SunGard Data Systems, Inc.
Term Loan, 1.99%, Maturing February 28, 2014		32,531	32,134,224
Term Loan, 3.74%, Maturing February 28, 2014		11,124	11,031,158
Term Loan, 3.90%, Maturing February 26, 2016		65,535	64,961,310
SymphonyIRI Group, Inc.
Term Loan, 5.00%, Maturing December 1, 2017		5,960	5,893,012
Total Safety U.S., Inc.
Term Loan, 7.50%, Maturing October 31, 2017		2,475	2,376,000
Transaction Network Service, Inc.
Term Loan, 6.00%, Maturing November 18, 2015		2,246	2,229,345
TransUnion, LLC
Term Loan, 4.75%, Maturing February 12, 2018		30,596	30,405,023
Travelport, LLC
Term Loan, 2.87%, Maturing August 23, 2013		154	130,625
Term Loan, 2.87%, Maturing August 23, 2013		595	505,771
Term Loan, 4.87%, Maturing August 21, 2015		8,217	7,175,797
Term Loan, 4.87%, Maturing August 21, 2015		20,702	18,078,240
Term Loan, 4.87%, Maturing August 21, 2015		25,941	22,653,155
Term Loan, 6.05%, Maturing August 21, 2015	EUR	1,481	1,756,693
U.S. Security Holdings, Inc.
Term Loan, 1.50%, Maturing July 28, 2017(2)		1,618	1,593,508
Term Loan, 6.00%, Maturing July 28, 2017		8,307	8,182,617
West Corp.
Term Loan, 4.61%, Maturing July 15, 2016		18,182	18,060,674
Term Loan, 4.63%, Maturing July 15, 2016		6,545	6,504,407

			$764,396,485

Cable and Satellite Television — 3.7%

Atlantic Broadband Finance, LLC
Term Loan, 4.00%, Maturing March 8, 2016		9,245	$9,105,877
BBHI Acquisition, LLC
Term Loan, 4.50%, Maturing December 14, 2017		4,843	4,818,960
Cequel Communications, LLC
Term Loan, 2.24%, Maturing November 5, 2013		48,683	48,074,860
Charter Communications Operating, LLC
Term Loan, 3.62%, Maturing September 6, 2016		41,909	41,699,946
Crown Media Holdings, Inc.
Term Loan, 5.75%, Maturing July 14, 2018		6,983	6,912,675
CSC Holdings, Inc.
Term Loan, 1.99%, Maturing March 29, 2016		3,603	3,572,921
Term Loan, 1.99%, Maturing March 29, 2016		23,345	23,169,556
Insight Midwest Holdings, LLC
Term Loan, 1.99%, Maturing April 7, 2014		24,428	24,238,617
Lavena Holdings 4 GmbH
Term Loan, 4.20%, Maturing March 6, 2015	EUR	2,822	3,325,771
Term Loan, 4.45%, Maturing March 4, 2016	EUR	2,822	3,325,772
MCC Iowa, LLC
Term Loan, 1.95%, Maturing January 30, 2015		7,498	7,123,405
Term Loan, 1.95%, Maturing January 30, 2015		7,620	7,239,000
Mediacom Broadband, LLC
Term Loan, 4.50%, Maturing October 23, 2017		10,147	9,981,681
Mediacom Illinois, LLC
Term Loan, 1.95%, Maturing January 30, 2015		18,945	17,927,159
Term Loan, 5.50%, Maturing March 31, 2017		2,940	2,911,520
Mediacom, LLC
Term Loan, 4.50%, Maturing October 23, 2017		10,380	10,110,010
NDS Finance, Ltd.
Term Loan, 4.00%, Maturing March 12, 2018		23,174	22,797,632
P7S1 Broadcasting Holding II B.V.
Term Loan, 4.03%, Maturing July 1, 2016	EUR	5,546	7,248,014
UPC Broadband Holding B.V.
Term Loan, 5.11%, Maturing December 31, 2016	EUR	37,765	50,277,383
Term Loan, 5.36%, Maturing December 31, 2017	EUR	3,395	4,544,622
UPC Financing Partnership
Term Loan, 3.87%, Maturing December 30, 2016		5,061	4,915,659
Term Loan, 3.74%, Maturing December 29, 2017		20,793	20,117,219
Term Loan, Maturing December 31, 2017(3)		4,575	4,540,688
YPSO Holding SA
Term Loan, 4.87%, Maturing June 6, 2016(4)	EUR	2,391	2,816,753
Term Loan, 4.87%, Maturing June 6, 2016(4)	EUR	4,086	4,814,747
Term Loan, 4.87%, Maturing June 6, 2016(4)	EUR	7,015	8,265,057
Term Loan, 5.62%, Maturing December 29, 2017(4)	EUR	966	1,138,248

			$355,013,752

Chemicals and Plastics — 4.0%

Arizona Chemical, Inc.
Term Loan, 4.75%, Maturing November 21, 2016		3,591	$3,597,491
Celanese U.S. Holdings, LLC
Term Loan, 4.24%, Maturing October 31, 2016	EUR	674	927,235
Chemtura Corp.
Term Loan, 5.50%, Maturing August 27, 2016		8,200	8,235,875
Cristal Inorganic Chemicals US, Inc.
Term Loan, 2.62%, Maturing May 15, 2014		5,054	4,996,679
General Chemical Corp.
Term Loan, 5.00%, Maturing October 6, 2015		4,229	4,202,752

See Notes to Financial Statements.
24

Floating Rate Portfolio

October 31, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Chemicals and Plastics (continued)

Houghton International, Inc.
Revolving Loan, 0.50%, Maturing January 30, 2016(2)		1,280	$1,235,200
Revolving Loan, 2.12%, Maturing January 30, 2016(2)		320	308,800
Term Loan, 6.75%, Maturing January 29, 2016		14,977	15,014,260
Huntsman International, LLC
Term Loan, 1.83%, Maturing April 21, 2014		2,584	2,539,819
Term Loan, 2.52%, Maturing June 30, 2016		5,333	5,179,437
Term Loan, 2.80%, Maturing April 19, 2017		14,543	14,088,244
INEOS Holdings, Ltd.
Term Loan, 7.50%, Maturing December 16, 2013	EUR	2,274	3,225,975
Term Loan, 8.00%, Maturing December 16, 2014	EUR	2,256	3,200,728
INEOS US Finance, LLC
Term Loan, 7.50%, Maturing December 16, 2013		19,978	20,552,854
Term Loan, 8.00%, Maturing December 16, 2014		20,554	21,145,282
MacDermid, Inc.
Term Loan, 2.25%, Maturing April 11, 2014		5,553	5,409,292
Momentive Performance Materials, Inc. (Nautilus)
Term Loan, 2.45%, Maturing December 4, 2013		4,800	4,545,000
Term Loan, 3.62%, Maturing December 4, 2013	EUR	9,896	12,894,471
Term Loan, 3.75%, Maturing May 5, 2015		21,752	20,592,210
Term Loan, 4.87%, Maturing May 5, 2015	EUR	4,961	6,341,035
Momentive Specialty Chemicals, Inc.
Term Loan, 2.48%, Maturing May 3, 2013		12,368	11,997,368
Term Loan, 2.63%, Maturing May 6, 2013		1,720	1,649,864
Term Loan, 2.63%, Maturing May 6, 2013		4,011	3,848,018
Term Loan, Maturing May 6, 2013(3)		217	210,469
Term Loan, 4.00%, Maturing May 5, 2015		13,427	12,845,131
Term Loan, 4.06%, Maturing May 5, 2015		4,149	3,920,556
Term Loan, 4.13%, Maturing May 5, 2015		6,932	6,631,612
Term Loan, 4.13%, Maturing May 5, 2015		7,097	6,706,857
Term Loan, 5.29%, Maturing May 5, 2015	EUR	1,082	1,400,378
Nalco Co.
Term Loan, 4.50%, Maturing October 5, 2017		11,509	11,521,341
Norit NV
Term Loan, 6.75%, Maturing July 7, 2017		16,750	16,331,250
OM Group, Inc.
Term Loan, 5.75%, Maturing August 2, 2017		7,000	7,017,500
Term Loan, 6.25%, Maturing August 2, 2017	EUR	2,000	2,747,799
Omnova Solutions, Inc.
Term Loan, 5.75%, Maturing May 31, 2017		15,139	15,006,394
Solutia, Inc.
Revolving Loan, 0.93%, Maturing March 17, 2015(2)		5,000	4,762,500
Term Loan, 3.50%, Maturing August 1, 2017		14,911	14,957,769
Styron S.A.R.L.
Term Loan, 6.00%, Maturing August 2, 2017		40,568	37,297,607
Univar, Inc.
Term Loan, 5.00%, Maturing June 30, 2017		73,846	72,369,201

			$389,454,253

Clothing / Textiles — 0.1%

Phillips-Van Heusen Corp.
Term Loan, 4.33%, Maturing February 26, 2016	EUR	2,348	$3,232,226
Warnaco, Inc.
Term Loan, 3.75%, Maturing June 15, 2018		3,940	3,920,424

			$7,152,650

Conglomerates — 1.6%

Education Management, LLC
Term Loan, 2.13%, Maturing June 3, 2013		18,613	$17,705,917
Financiere SPIE S.A.S.
Term Loan, 6.12%, Maturing June 29, 2018	EUR	4,500	5,884,184
Jason, Inc.
Term Loan, 8.25%, Maturing September 21, 2014		1,046	1,044,203
Term Loan, 8.25%, Maturing September 22, 2014		417	415,685
Term Loan, 8.50%, Maturing September 22, 2014		2,575	2,562,125
Rexnord Corp.
Term Loan, 2.50%, Maturing July 19, 2013		6,912	6,782,314
Term Loan, 2.87%, Maturing July 19, 2013		30,406	30,139,503
RGIS Holdings, LLC
Term Loan, 2.87%, Maturing April 30, 2014		937	887,964
Term Loan, 2.87%, Maturing April 30, 2014		20,109	19,053,252
Spectrum Brands, Inc.
Term Loan, 5.00%, Maturing June 17, 2016		27,843	27,808,074
Walter Energy, Inc.
Term Loan, 4.00%, Maturing April 2, 2018		41,817	41,799,959

			$154,083,180

Containers and Glass Products — 2.4%

Berry Plastics Corp.
Term Loan, 2.24%, Maturing April 3, 2015		29,448	$28,101,369
BWAY Corp.
Term Loan, 4.50%, Maturing February 23, 2018		2,620	2,600,358
Term Loan, 4.50%, Maturing February 23, 2018		29,510	29,288,882
Consolidated Container Co.
Term Loan, 2.50%, Maturing March 28, 2014		15,151	14,184,895
Graphic Packaging International, Inc.
Term Loan, 2.39%, Maturing May 16, 2014		21,189	21,034,558
Term Loan, 3.14%, Maturing May 16, 2014		9,072	9,092,579
Hilex Poly Co.
Term Loan, 11.25%, Maturing November 16, 2015		4,625	4,532,500
Pelican Products, Inc.
Term Loan, 5.00%, Maturing March 7, 2017		7,096	7,025,411

See Notes to Financial Statements.
25

Floating Rate Portfolio

October 31, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Containers and Glass Products (continued)

Reynolds Group Holdings, Inc.
Term Loan, 6.50%, Maturing February 9, 2018		68,848	$68,804,801
Term Loan, 6.50%, Maturing August 9, 2018		39,975	39,879,220
Sealed Air Corp.
Term Loan, 4.75%, Maturing October 3, 2018		4,165	4,212,280
Term Loan, 5.64%, Maturing October 3, 2018	EUR	998	1,376,790
TricorBraun, Inc.
Term Loan, 2.49%, Maturing July 31, 2013		1,591	1,543,408

			$231,677,051

Cosmetics / Toiletries — 0.4%

Bausch & Lomb, Inc.
Term Loan, 3.50%, Maturing April 24, 2015		3,917	$3,895,883
Term Loan, 3.59%, Maturing April 24, 2015		17,755	17,658,461
Huish Detergents, Inc.
Term Loan, 2.25%, Maturing April 25, 2014		1,962	1,818,373
Prestige Brands, Inc.
Term Loan, 4.77%, Maturing March 24, 2016		13,596	13,647,107

			$37,019,824

Drugs — 0.8%

Aptalis Pharma, Inc.
Term Loan, 5.50%, Maturing February 10, 2017		20,272	$19,625,649
Capsugel Healthcare, Ltd.
Term Loan, 5.25%, Maturing August 1, 2018		13,250	13,299,688
Endo Pharmaceuticals Holdings, Inc.
Term Loan, 4.00%, Maturing June 18, 2018		7,906	7,933,847
Graceway Pharmaceuticals, LLC
Term Loan, 0.00%, Maturing May 3, 2012(6)		4,658	2,753,895
Warner Chilcott Corp.
Term Loan, 3.75%, Maturing March 17, 2016		4,603	4,563,907
Term Loan, 4.25%, Maturing March 15, 2018		7,639	7,594,448
Term Loan, 4.25%, Maturing March 15, 2018		15,278	15,188,896
WC Luxco S.A.R.L.
Term Loan, 4.25%, Maturing March 15, 2018		10,504	10,442,366

			$81,402,696

Ecological Services and Equipment — 0.0%(13)

Big Dumpster Merger Sub, Inc.
Term Loan, 4.50%, Maturing February 5, 2013		679	$552,026
Term Loan, 4.50%, Maturing February 5, 2013		1,614	1,311,060
Environmental Systems Products Holdings, Inc.
Term Loan - Second Lien, 13.50%, Maturing September 12, 2014(5)		247	220,975
Synagro Technologies, Inc.
Term Loan, 2.25%, Maturing April 2, 2014		886	770,654

			$2,854,715

Electronics / Electrical — 5.9%

Aeroflex, Inc.
Term Loan, 4.25%, Maturing May 9, 2018		14,763	$14,541,555
Aspect Software, Inc.
Term Loan, 6.25%, Maturing May 6, 2016		26,889	27,023,662
Attachmate Corp.
Term Loan, 6.50%, Maturing April 27, 2017		21,675	21,214,406
Bentley Systems, Inc.
Term Loan, 5.75%, Maturing February 10, 2017		5,781	5,737,953
Cinedigm Digital Funding I, LLC
Term Loan, 5.25%, Maturing April 29, 2016		9,041	8,679,370
CommScope, Inc.
Term Loan, 5.00%, Maturing January 14, 2018		32,482	32,359,956
CPI International, Inc.
Term Loan, 5.00%, Maturing February 9, 2017		10,446	10,237,141
Dealer Computer Services, Inc.
Term Loan, 2.74%, Maturing April 21, 2016		2,410	2,349,721
Term Loan, 3.75%, Maturing April 20, 2018		22,987	22,952,894
DG FastChannel, Inc.
Term Loan, 5.75%, Maturing July 26, 2018		21,920	21,700,862
Eagle Parent, Inc.
Term Loan, 5.00%, Maturing May 16, 2018		33,541	32,891,082
Edwards (Cayman Island II), Ltd.
Term Loan, 5.50%, Maturing May 31, 2016		8,444	7,930,091
Term Loan, 5.50%, Maturing May 31, 2016		17,825	16,740,968
FCI International S.A.S.
Term Loan, 3.62%, Maturing November 1, 2013		434	426,383
Term Loan, 3.62%, Maturing November 1, 2013		434	426,383
Term Loan, 3.62%, Maturing November 1, 2013		451	442,893
Term Loan, 3.62%, Maturing November 1, 2013		451	442,893
Term Loan, 3.62%, Maturing November 1, 2013		796	781,874
Term Loan, 3.62%, Maturing November 1, 2013		1,573	1,545,608
Term Loan, 3.62%, Maturing November 1, 2013		1,916	1,882,641
Freescale Semiconductor, Inc.
Term Loan, 4.49%, Maturing December 1, 2016		50,483	48,716,425
Infogroup, Inc.
Term Loan, 5.75%, Maturing May 22, 2018		11,240	10,705,779
Infor Enterprise Solutions Holdings
Term Loan, 6.00%, Maturing July 28, 2015		18,839	17,838,359
Term Loan, 6.00%, Maturing July 28, 2015		41,151	39,581,969
Term Loan, 6.31%, Maturing July 28, 2015	EUR	2,847	3,663,406
Term Loan - Second Lien, 6.50%, Maturing March 3, 2014		550	453,750
Term Loan - Second Lien, 6.50%, Maturing March 3, 2014		950	774,250
Microsemi Corp.
Term Loan, 5.75%, Maturing February 2, 2018		19,100	19,243,250
NXP B.V.
Term Loan, 4.50%, Maturing March 3, 2017		36,258	34,988,753

See Notes to Financial Statements.
26

Floating Rate Portfolio

October 31, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Electronics / Electrical (continued)

Open Solutions, Inc.
Term Loan, 2.55%, Maturing January 23, 2014		9,925	$8,564,898
Rovi Solutions Corp.
Term Loan, 4.00%, Maturing February 7, 2018		4,975	5,006,094
SafeNet, Inc.
Term Loan, 2.75%, Maturing April 12, 2014		14,251	13,693,308
Sensata Technologies Finance Co., LLC
Term Loan, 4.00%, Maturing May 11, 2018		36,384	36,270,113
Serena Software, Inc.
Term Loan, 4.34%, Maturing March 10, 2016		10,010	9,509,443
Shield Finance Co. S.A.R.L.
Term Loan, 7.75%, Maturing June 15, 2016		6,822	6,737,116
Ship US Bidco, Inc.
Term Loan, 6.01%, Maturing November 30, 2017	GBP	7,000	10,880,131
SkillSoft Corp.
Term Loan, 6.50%, Maturing May 19, 2017		3,650	3,650,000
Term Loan, 6.50%, Maturing May 26, 2017		3,914	3,913,545
Spansion, LLC
Term Loan, 4.75%, Maturing February 9, 2015		8,466	8,437,336
SS&C Technologies, Inc.
Term Loan, 2.25%, Maturing November 23, 2012		2,033	2,028,163
Sunquest Information Systems, Inc.
Term Loan, 6.25%, Maturing December 16, 2016		13,890	13,751,286
Vertafore, Inc.
Term Loan, 5.25%, Maturing July 29, 2016		21,622	21,270,367
Web.com Group, Inc.
Term Loan, Maturing October 27, 2017(3)		26,175	23,508,422

			$573,494,499

Equipment Leasing — 0.5%

BakerCorp. International, Inc.
Term Loan, 5.00%, Maturing June 1, 2018		14,015	$13,830,930
Delos Aircraft, Inc.
Term Loan, 7.00%, Maturing March 17, 2016		11,192	11,285,573
International Lease Finance Corp.
Term Loan, 6.75%, Maturing March 17, 2015		23,138	23,361,656

			$48,478,159

Farming / Agriculture — 0.2%

Earthbound Farm Holdings III, LLC
Term Loan, 5.50%, Maturing December 21, 2016		6,253	$6,174,591
WM. Bolthouse Farms, Inc.
Term Loan, 5.50%, Maturing February 11, 2016		12,273	12,181,040

			$18,355,631

Financial Intermediaries — 3.9%

AmWINS Group, Inc.
Revolving Loan, 2.35%, Maturing June 8, 2012(2)		7,500	$7,275,000
Term Loan, 4.62%, Maturing June 8, 2013		12,408	12,097,888
Asset Acceptance Capital Corp.
Term Loan, 4.12%, Maturing June 5, 2013		11,646	11,529,631
CB Richard Ellis Services, Inc.
Term Loan, 3.50%, Maturing March 5, 2018		8,016	7,835,273
Term Loan, 3.74%, Maturing September 4, 2019		8,568	8,375,037
Citco III, Ltd.
Term Loan, 6.25%, Maturing June 29, 2018		23,541	22,893,622
Fifth Third Processing Solutions, LLC
Term Loan, 4.50%, Maturing November 3, 2016		18,437	18,379,374
First Data Corp.
Term Loan, 2.98%, Maturing September 24, 2014		24,983	23,146,838
Term Loan, 2.99%, Maturing September 24, 2014		18,401	17,055,800
Term Loan, 2.99%, Maturing September 24, 2014		19,812	18,363,135
Term Loan, 4.24%, Maturing March 23, 2018		15,843	13,767,144
Grosvenor Capital Management Holdings, LLP
Term Loan, 4.25%, Maturing December 5, 2016		8,965	8,628,728
HarbourVest Partners, LLC
Term Loan, 6.25%, Maturing December 14, 2016		9,572	9,571,515
iPayment, Inc.
Term Loan, 5.75%, Maturing May 8, 2017		21,037	21,247,533
LPL Holdings, Inc.
Term Loan, 2.02%, Maturing June 28, 2013		4,467	4,430,843
Term Loan, 4.25%, Maturing June 25, 2015		23,480	23,342,842
Term Loan, 5.25%, Maturing June 28, 2017		15,302	15,282,787
Mercury Payment Systems Canada, LLC
Term Loan, 6.50%, Maturing July 3, 2017		8,853	8,863,878
Mondrian Investment Partners, Ltd.
Term Loan, 5.50%, Maturing July 12, 2018		17,230	17,229,545
Nuveen Investments, Inc.
Term Loan, 3.39%, Maturing November 13, 2014		21,731	21,051,893
Term Loan, 5.89%, Maturing May 12, 2017		39,459	38,038,459
RJO Holdings Corp.
Term Loan, 6.25%, Maturing December 10, 2015(5)		63	51,347
Term Loan, 6.25%, Maturing December 10, 2015(5)		1,995	1,507,700
RPI Finance Trust
Term Loan, 4.00%, Maturing May 9, 2018		29,775	29,635,818
Travelex America Holdings, Inc.
Term Loan, 2.70%, Maturing October 31, 2013		423	421,754
Term Loan, 2.70%, Maturing October 31, 2013		8,577	8,551,246
Term Loan, 3.20%, Maturing October 31, 2014		423	421,754
Term Loan, 3.20%, Maturing October 31, 2014		8,577	8,551,246

			$377,547,630

See Notes to Financial Statements.
27

Floating Rate Portfolio

October 31, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Food Products — 4.2%

American Seafoods Group, LLC
Term Loan, 4.25%, Maturing March 8, 2018		10,198	$10,012,955
BL Marketing, Ltd. (Weetabix)
Term Loan, 2.45%, Maturing December 31, 2013	GBP	3,000	4,555,986
Term Loan - Second Lien, 5.46%, Maturing June 30, 2015	GBP	2,500	3,637,875
Dean Foods Co.
Term Loan, 1.87%, Maturing April 2, 2014		31,813	30,765,496
Term Loan, 3.25%, Maturing April 2, 2014		6,867	6,736,195
Del Monte Foods Co.
Term Loan, 4.50%, Maturing March 8, 2018		96,112	93,949,113
Dole Food Company, Inc.
Term Loan, 5.05%, Maturing July 6, 2018		13,171	13,220,131
Farley’s & Sathers Candy Company, Inc.
Term Loan, 6.50%, Maturing March 30, 2018		9,453	9,417,053
JBS USA Holdings, Inc.
Term Loan, 4.25%, Maturing May 25, 2018		22,743	22,401,855
Michael Foods Group, Inc.
Term Loan, 4.25%, Maturing February 23, 2018		25,136	24,947,098
NBTY, Inc.
Term Loan, 4.25%, Maturing October 2, 2017		79,566	79,500,009
Pierre Foods, Inc.
Term Loan, 7.00%, Maturing September 30, 2016		15,669	15,558,246
Pinnacle Foods Holdings Corp.
Revolving Loan, 0.94%, Maturing April 2, 2013(2)		4,000	3,720,000
Term Loan, 2.77%, Maturing April 2, 2014		38,590	38,171,798
Term Loan, 6.00%, Maturing April 2, 2014		5,744	5,812,139
Solvest, Ltd.
Term Loan, 5.03%, Maturing July 6, 2018		24,460	24,551,672
United Biscuits (UK), Ltd.
Term Loan - Second Lien, 4.71%, Maturing June 15, 2016	GBP	1,500	2,161,621
Windsor Quality Food Co., Ltd.
Term Loan, 5.00%, Maturing February 16, 2017		21,219	20,158,050

			$409,277,292

Food Service — 3.8%

Aramark Corp.
Term Loan, 2.24%, Maturing January 24, 2014		953	$942,975
Term Loan, 2.11%, Maturing January 27, 2014		3,254	3,215,960
Term Loan, 2.24%, Maturing January 27, 2014		19,105	18,881,288
Term Loan, 3.49%, Maturing July 26, 2016		4,450	4,415,155
Term Loan, 3.62%, Maturing July 26, 2016		46,440	46,072,790
Buffets, Inc.
Term Loan, 14.00%, Maturing April 21, 2015(4)		9,117	4,330,630
Term Loan, 9.62%, Maturing April 22, 2015(4)		1,228	549,310
Burger King Corp.
Term Loan, 4.50%, Maturing October 19, 2016		66,814	66,646,753
Darling International, Inc.
Term Loan, 5.38%, Maturing December 16, 2016		2,400	2,408,251
Denny’s, Inc.
Term Loan, 5.25%, Maturing September 30, 2016		13,179	13,228,513
DineEquity, Inc.
Term Loan, 4.32%, Maturing October 19, 2017		23,417	23,446,020
Dunkin’ Brands, Inc.
Term Loan, 4.00%, Maturing November 23, 2017		51,021	51,021,016
JRD Holdings, Inc.
Term Loan, 2.50%, Maturing July 2, 2014		4,025	3,975,049
OSI Restaurant Partners, LLC
Term Loan, 2.80%, Maturing June 14, 2013		6,636	6,353,839
Term Loan, 2.56%, Maturing June 14, 2014		71,770	68,719,786
Sagittarius Restaurants, LLC
Term Loan, 7.51%, Maturing May 18, 2015		7,763	7,723,688
Selecta
Term Loan, 2.62%, Maturing July 2, 2015	CHF	18,405	16,424,159
SSP Financing, Ltd.
Term Loan, 1.85%, Maturing December 17, 2016		5,115	3,930,351
U.S. Foodservice, Inc.
Term Loan, 2.75%, Maturing July 3, 2014		28,143	26,193,883

			$368,479,416

Food / Drug Retailers — 3.2%

Alliance Boots Holdings, Ltd.
Term Loan, 3.63%, Maturing July 9, 2015	GBP	29,000	$42,767,667
Term Loan, 4.15%, Maturing July 9, 2015	EUR	19,813	25,780,103
General Nutrition Centers, Inc.
Term Loan, 4.25%, Maturing March 2, 2018		53,950	53,882,563
Rite Aid Corp.
Term Loan, 2.00%, Maturing June 4, 2014		68,472	65,790,508
Term Loan, 4.50%, Maturing March 2, 2018		34,561	32,833,325
Roundy’s Supermarkets, Inc.
Term Loan, 7.00%, Maturing November 3, 2013		35,868	35,121,108
Supervalu, Inc.
Term Loan, 4.50%, Maturing April 28, 2018		54,957	52,827,038

			$309,002,312

Forest Products — 0.0%(13)

Xerium Technologies, Inc.
Term Loan, 5.50%, Maturing May 22, 2017		4,308	$4,249,193

			$4,249,193

Health Care — 11.7%

1-800-Contacts, Inc.
Term Loan, 7.70%, Maturing March 4, 2015		7,614	$7,575,747

See Notes to Financial Statements.
28

Floating Rate Portfolio

October 31, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Health Care (continued)

Alere, Inc.
Term Loan, 4.50%, Maturing June 30, 2017		31,925	$31,446,125
Alliance Healthcare Services
Term Loan, 7.25%, Maturing June 1, 2016		12,009	10,928,593
Ardent Medical Services, Inc.
Term Loan, 6.50%, Maturing September 15, 2015		10,461	10,258,000
Term Loan, 6.50%, Maturing September 18, 2015		9,150	8,955,562
Aveta Holdings, LLC
Term Loan, 8.50%, Maturing April 14, 2015		8,347	8,284,826
Term Loan, 8.50%, Maturing April 14, 2015		8,347	8,284,826
Biomet, Inc.
Term Loan, 3.32%, Maturing March 25, 2015		58,223	57,513,786
Carestream Health, Inc.
Term Loan, 5.00%, Maturing February 25, 2017		22,063	19,861,337
Carl Zeiss Vision Holding GmbH
Term Loan, 4.00%, Maturing September 30, 2019(4)	EUR	870	1,023,830
Catalent Pharma Solutions
Term Loan, 2.50%, Maturing April 10, 2014		15,241	14,584,201
CDRL MS, Inc.
Term Loan, 6.75%, Maturing September 29, 2016		6,814	6,765,796
Community Health Systems, Inc.
Term Loan, 2.57%, Maturing July 25, 2014		3,912	3,805,117
Term Loan, 2.57%, Maturing July 25, 2014		89,441	86,995,369
Term Loan, 3.82%, Maturing January 25, 2017		29,259	28,439,937
ConvaTec, Inc.
Term Loan, 5.75%, Maturing December 22, 2016		17,753	17,353,924
CRC Health Corp.
Term Loan, 4.87%, Maturing November 16, 2015		30,015	28,514,556
Dako EQT Project Delphi
Term Loan, 3.73%, Maturing May 31, 2016	EUR	3,099	3,976,602
Term Loan, 2.50%, Maturing June 12, 2016		1,568	1,438,917
DaVita, Inc.
Term Loan, 4.50%, Maturing October 20, 2016		10,676	10,673,026
DJO Finance, LLC
Term Loan, 3.25%, Maturing May 20, 2014		16,217	15,683,098
Drumm Investors, LLC
Term Loan, 5.00%, Maturing May 4, 2018		25,695	23,489,438
Emdeon Business Services, LLC
Term Loan, 4.25%, Maturing November 18, 2013		8,683	8,723,778
Term Loan, 4.50%, Maturing November 18, 2013		8,910	8,915,569
Emergency Medical Services Corp.
Term Loan, 5.25%, Maturing May 25, 2018		25,194	24,715,570
Fenwal, Inc.
Term Loan, 2.57%, Maturing February 28, 2014		496	462,038
Term Loan, 2.57%, Maturing February 28, 2014		2,894	2,694,629
Gentiva Health Services, Inc.
Term Loan, Maturing August 17, 2016(3)		2,000	1,795,000
Grifols, Inc.
Term Loan, 6.00%, Maturing June 1, 2017		35,187	35,340,755
Hanger Orthopedic Group, Inc.
Term Loan, 4.00%, Maturing December 1, 2016		19,959	19,485,457
HCA, Inc.
Term Loan, 3.62%, Maturing March 31, 2017		54,269	52,793,340
Term Loan, 3.62%, Maturing May 1, 2018		39,850	38,542,456
Health Management Associates, Inc.
Term Loan, 2.12%, Maturing February 28, 2014		53,009	52,081,594
Iasis Healthcare, LLC
Term Loan, 5.00%, Maturing May 3, 2018		12,156	11,913,168
Immucor, Inc.
Term Loan, 7.25%, Maturing August 17, 2018		8,500	8,563,750
inVentiv Health, Inc.
Term Loan, 6.50%, Maturing August 4, 2016		31,003	30,305,768
Term Loan, 6.75%, Maturing May 15, 2018		15,885	15,766,049
Kindred Healthcare, Inc.
Term Loan, 5.25%, Maturing June 1, 2018		22,768	21,288,022
Kinetic Concepts, Inc.
Term Loan, Maturing November 2, 2018(3)		54,000	54,215,136
Lifepoint Hospitals, Inc.
Term Loan, 3.08%, Maturing April 15, 2015		11,748	11,601,389
MedAssets, Inc.
Term Loan, 5.25%, Maturing November 16, 2016		23,446	23,314,210
Medpace, Inc.
Term Loan, 6.50%, Maturing June 16, 2017		11,621	11,097,936
MultiPlan, Inc.
Term Loan, 4.75%, Maturing August 26, 2017		70,232	68,154,455
Physiotherapy Associates, Inc.
Term Loan, 7.50%, Maturing June 27, 2013		6,026	5,996,181
Prime Healthcare Services, Inc.
Term Loan, 7.25%, Maturing April 22, 2015		29,660	28,250,743
RadNet Management, Inc.
Term Loan, 5.75%, Maturing April 1, 2016		22,958	22,039,717
Renal Advantage Holdings, Inc.
Term Loan, 5.75%, Maturing December 16, 2016		9,602	9,614,441
Select Medical Corp.
Term Loan, 5.50%, Maturing May 25, 2018		38,853	36,132,941
Sunrise Medical Holdings, Inc.
Term Loan, 7.25%, Maturing May 13, 2014	EUR	2,019	2,584,087
TriZetto Group, Inc. (The)
Term Loan, 4.75%, Maturing May 2, 2018		22,893	22,563,543
Universal Health Services, Inc.
Term Loan, 4.00%, Maturing November 15, 2016		22,644	22,537,437
Vanguard Health Holding Co., II, LLC
Term Loan, 5.00%, Maturing January 29, 2016		24,757	24,612,289
VWR Funding, Inc.
Term Loan, 2.75%, Maturing June 30, 2014		52,910	51,079,911

			$1,133,033,972

See Notes to Financial Statements.
29

Floating Rate Portfolio

October 31, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Home Furnishings — 0.5%

Hunter Fan Co.
Term Loan, 2.75%, Maturing April 16, 2014		2,748	$2,528,437
National Bedding Co., LLC
Term Loan, 3.88%, Maturing November 28, 2013		26,439	26,207,607
Term Loan - Second Lien, 5.31%, Maturing February 28, 2014		4,500	4,365,000
Oreck Corp.
Term Loan - Second Lien, 3.85%, Maturing March 19, 2016(5)		797	716,925
Sofia III S.A.R.L.
Term Loan, 2.50%, Maturing June 24, 2016	EUR	3,464	3,791,807
Yankee Candle Company, Inc. (The)
Term Loan, 2.25%, Maturing February 6, 2014		9,808	9,624,467

			$47,234,243

Industrial Equipment — 1.2%

Alliance Laundry Systems, LLC
Term Loan, 6.25%, Maturing September 30, 2016		1,782	$1,785,798
Excelitas Technologies Corp.
Term Loan, 4.75%, Maturing November 23, 2016		5,940	5,940,000
Term Loan, 1.88%, Maturing February 16, 2017(2)		7,000	6,755,000
Generac CCMP Acquisition Corp.
Term Loan, 2.78%, Maturing November 11, 2013		10,205	9,907,829
Husky Injection Molding Systems, Ltd.
Term Loan, Maturing June 30, 2018(3)		10,500	10,504,379
Kinetek Acquisitions Corp.
Term Loan, 2.87%, Maturing November 11, 2013		277	241,089
Term Loan, 2.87%, Maturing November 11, 2013		2,732	2,377,056
KION Group GmbH
Term Loan, 3.75%, Maturing December 23, 2014(4)		11,774	9,807,919
Term Loan, 5.12%, Maturing December 23, 2014(4)	EUR	452	531,182
Term Loan, 4.87%, Maturing December 29, 2014(4)	EUR	593	697,367
Term Loan, 4.00%, Maturing December 23, 2015(4)		11,774	9,807,919
Term Loan, 5.12%, Maturing December 29, 2015(4)	EUR	574	675,602
Term Loan, 5.37%, Maturing December 29, 2015(4)	EUR	425	499,788
Manitowoc Company, Inc. (The)
Term Loan, 4.25%, Maturing November 13, 2017		7,057	6,951,453
Polypore, Inc.
Revolving Loan, 0.50%, Maturing July 3, 2013(2)		2,000	1,820,000
Term Loan, 2.25%, Maturing July 3, 2014		22,382	22,018,184
Term Loan, 3.31%, Maturing July 3, 2014	EUR	1,067	1,417,524
Tank Intermediate Holding Corp.
Term Loan, 5.00%, Maturing April 15, 2016		8,260	8,135,728
Terex Corp.
Term Loan, 6.03%, Maturing April 28, 2017	EUR	10,000	13,828,352

			$113,702,169

Insurance — 2.3%

Alliant Holdings I, Inc.
Term Loan, 3.37%, Maturing August 21, 2014		23,282	$23,165,415
Term Loan, 6.75%, Maturing August 21, 2014		3,898	3,926,475
Applied Systems, Inc.
Term Loan, 5.50%, Maturing December 8, 2016		8,627	8,454,108
Asurion Corp.
Term Loan, 5.50%, Maturing May 24, 2018		72,633	71,906,962
Term Loan - Second Lien, 9.00%, Maturing May 24, 2019		15,300	15,089,625
C.G. JCF Corp.
Term Loan, 3.25%, Maturing August 1, 2014		3,583	3,484,118
CCC Information Services Group, Inc.
Term Loan, 5.50%, Maturing November 11, 2015		12,636	12,651,995
CNO Financial Group, Inc.
Term Loan, 6.25%, Maturing September 30, 2016		13,233	13,332,001
HUB International Holdings, Inc.
Term Loan, 2.87%, Maturing June 13, 2014		3,287	3,218,523
Term Loan, 2.87%, Maturing June 13, 2014		18,907	18,512,684
Term Loan, 6.75%, Maturing June 13, 2014		3,455	3,463,136
Sedgwick CMS Holdings, Inc.
Term Loan, 5.00%, Maturing December 30, 2016		5,475	5,426,713
Towergate Finance, PLC
Term Loan, 6.50%, Maturing August 4, 2017	GBP	10,250	15,272,381
U.S.I. Holdings Corp.
Term Loan, 2.75%, Maturing May 5, 2014		23,400	22,273,428
Term Loan, 7.00%, Maturing May 5, 2014		3,920	3,939,600

			$224,117,164

Leisure Goods / Activities / Movies — 4.0%

Alpha D2, Ltd.
Term Loan, 1.40%, Maturing December 31, 2012		618	$607,342
Term Loan, 2.53%, Maturing December 31, 2013		11,110	10,648,092
Term Loan, 2.53%, Maturing December 31, 2013		20,196	19,356,699
Term Loan - Second Lien, 3.90%, Maturing June 30, 2014		5,000	4,664,285
AMC Entertainment, Inc.
Term Loan, 3.49%, Maturing December 16, 2016		26,890	26,598,736
AMC Networks, Inc.
Term Loan, 4.00%, Maturing December 31, 2018		10,394	10,307,325
Bombardier Recreational Products
Term Loan, 2.90%, Maturing June 28, 2013		39,837	38,741,621
Carmike Cinemas, Inc.
Term Loan, 5.50%, Maturing January 27, 2016		12,094	12,033,743
Cedar Fair, L.P.
Term Loan, 4.00%, Maturing December 15, 2017		27,698	27,767,649
Cinemark USA, Inc.
Term Loan, 3.52%, Maturing April 29, 2016		11,280	11,230,514

See Notes to Financial Statements.
30

Floating Rate Portfolio

October 31, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

Clubcorp Operations, Inc.
Term Loan, 6.00%, Maturing November 9, 2016		10,968	$10,940,570
Deluxe Entertainment Services Group, Inc.
Term Loan, 6.25%, Maturing May 11, 2013		525	516,730
Term Loan, 6.25%, Maturing May 11, 2013		7,448	7,336,464
Fender Musical Instruments Corp.
Term Loan, 2.50%, Maturing June 9, 2014		1,119	1,043,910
Term Loan, 2.50%, Maturing June 9, 2014		3,903	3,639,460
Kasima, LLC
Term Loan, 3.80%, Maturing March 10, 2015(2)		15,000	14,475,000
Term Loan, 5.00%, Maturing March 31, 2017		10,945	10,561,925
Live Nation Entertainment, Inc.
Term Loan, 4.50%, Maturing November 7, 2016		33,796	33,753,782
Merlin Entertainment Group
Term Loan, 4.50%, Maturing July 21, 2017		16,545	15,607,571
Term Loan, 4.96%, Maturing July 21, 2017	GBP	9,332	14,154,995
National CineMedia, LLC
Term Loan, 1.84%, Maturing February 13, 2015		3,328	3,233,306
Regal Cinemas Corp.
Term Loan, 3.37%, Maturing August 23, 2017		9,882	9,775,010
Revolution Studios Distribution Co., LLC
Term Loan, 4.03%, Maturing December 21, 2014		5,262	3,867,740
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.00%, Maturing February 17, 2016		6,172	6,094,935
Term Loan, 4.00%, Maturing August 17, 2017		24,965	24,840,112
Six Flags Theme Parks, Inc.
Term Loan, 5.25%, Maturing June 30, 2016		30,563	30,658,652
Town Sports International, Inc.
Term Loan, 7.00%, Maturing May 4, 2018		12,780	12,684,522
Vue Entertainment Investment, Ltd.
Term Loan, 6.12%, Maturing December 8, 2017	GBP	6,500	10,085,556
Term Loan, 6.12%, Maturing December 9, 2017	EUR	1,000	1,342,189
Zuffa, LLC
Revolving Loan, 1.97%, Maturing June 19, 2012(2)		4,000	3,848,800
Term Loan, 2.25%, Maturing June 19, 2015		10,865	10,430,153

			$390,847,388

Lodging and Casinos — 2.0%

Affinity Gaming, LLC
Term Loan, 10.00%, Maturing December 31, 2015		3,591	$3,580,810
Ameristar Casinos, Inc.
Term Loan, 4.00%, Maturing April 13, 2018		10,659	10,663,351
Caesars Entertainment Operating Co.
Term Loan, 3.36%, Maturing January 28, 2015		22,051	19,487,186
Term Loan, 3.42%, Maturing January 28, 2015		36,964	32,712,915
Term Loan, 3.42%, Maturing January 28, 2015		23,750	21,039,959
Term Loan, 9.50%, Maturing October 31, 2016		9,825	9,966,234
Gala Group, Ltd.
Term Loan, 5.71%, Maturing May 30, 2018	GBP	21,200	28,960,154
Isle of Capri Casinos, Inc.
Term Loan, 4.75%, Maturing November 1, 2013		6,480	6,504,206
Las Vegas Sands, LLC
Term Loan, 1.84%, Maturing May 23, 2014		1,345	1,316,831
Term Loan, 1.84%, Maturing May 23, 2014		6,557	6,418,846
Term Loan, 2.84%, Maturing November 23, 2016		4,894	4,735,008
Term Loan, 2.84%, Maturing November 23, 2016		9,588	9,281,913
LodgeNet Entertainment Corp.
Term Loan, 6.50%, Maturing April 4, 2014		8,582	7,509,025
Quidnax AB
Term Loan, 3.83%, Maturing April 25, 2015	EUR	4,725	5,071,919
Term Loan, 4.21%, Maturing June 30, 2016	EUR	4,725	5,071,919
The Mississippi Band of Choctaw Indians
Term Loan, 8.25%, Maturing November 4, 2011		2,214	1,892,582
VML US Finance, LLC
Term Loan, 4.75%, Maturing May 25, 2012		6,818	6,805,236
Term Loan, 4.75%, Maturing May 27, 2013		7,898	7,866,913
Term Loan, 4.75%, Maturing May 27, 2013		7,979	7,964,064

			$196,849,071

Nonferrous Metals / Minerals — 0.8%

Fairmount Minerals, Ltd.
Term Loan, 5.25%, Maturing March 15, 2017		44,210	$44,099,416
Novelis, Inc.
Term Loan, 3.75%, Maturing March 10, 2017		15,664	15,607,387
Oxbow Carbon and Mineral Holdings
Term Loan, 3.86%, Maturing May 8, 2016		20,773	20,071,440

			$79,778,243

Oil and Gas — 1.7%

Big West Oil, LLC
Term Loan, 7.00%, Maturing March 31, 2016		6,258	$6,336,118
Buffalo Gulf Coast Terminals, LLC
Term Loan, Maturing October 31, 2017(3)		6,875	6,960,938
CITGO Petroleum Corp.
Term Loan, 8.00%, Maturing June 24, 2015		2,599	2,602,356
Term Loan, 9.00%, Maturing June 23, 2017		22,973	23,455,141
Crestwood Holdings, LLC
Term Loan, 10.50%, Maturing September 30, 2016		3,927	3,995,539
Frac Tech International, LLC
Term Loan, 6.25%, Maturing May 6, 2016		20,037	19,961,931
Gibson Energy
Term Loan, 5.75%, Maturing June 14, 2018		27,930	27,999,825
MEG Energy Corp.
Term Loan, 4.00%, Maturing March 16, 2018		23,050	23,047,603

See Notes to Financial Statements.
31

Floating Rate Portfolio

October 31, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Oil and Gas (continued)

Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing November 2, 2015		41,415	$41,621,618
Sheridan Production Partners I, LLC
Term Loan, 6.50%, Maturing April 20, 2017		772	773,216
Term Loan, 6.50%, Maturing April 20, 2017		1,263	1,265,894
Term Loan, 6.50%, Maturing April 20, 2017		9,534	9,553,325

			$167,573,504

Publishing — 3.8%

Ascend Learning
Term Loan, 7.01%, Maturing December 6, 2016		17,240	$16,794,508
Aster Zweite Beteiligungs GmbH
Term Loan, 4.65%, Maturing December 31, 2015		181	167,811
Term Loan, 4.65%, Maturing December 31, 2015		321	297,276
Term Loan, 4.80%, Maturing December 31, 2014		8,015	7,140,960
Term Loan, 4.80%, Maturing December 30, 2016		1,058	942,570
Term Loan, 4.80%, Maturing December 30, 2016		2,740	2,441,145
Term Loan, 4.80%, Maturing December 30, 2016		10,823	9,643,239
Term Loan, 4.80%, Maturing December 30, 2016		14,359	12,793,742
Term Loan, 6.00%, Maturing December 30, 2016	EUR	708	892,119
Term Loan, 6.00%, Maturing December 30, 2016	EUR	792	996,632
Term Loan, 6.00%, Maturing December 30, 2016	EUR	2,690	3,386,824
Term Loan, 6.00%, Maturing December 30, 2016	EUR	2,750	3,462,709
Black Press US Partnership
Term Loan, 2.32%, Maturing August 2, 2013		958	915,285
Term Loan, 2.32%, Maturing August 2, 2013		1,579	1,507,529
Cengage Learning Acquisitions, Inc.
Term Loan, 2.50%, Maturing July 3, 2014		24,067	20,765,084
GateHouse Media Operating, Inc.
Term Loan, 2.25%, Maturing August 28, 2014		4,859	1,198,661
Term Loan, 2.25%, Maturing August 28, 2014		15,484	3,819,284
Term Loan, 2.50%, Maturing August 28, 2014		9,242	2,279,776
Getty Images, Inc.
Term Loan, 5.25%, Maturing November 7, 2016		44,626	44,812,222
Instant Web, Inc.
Term Loan, 3.62%, Maturing August 7, 2014		1,649	1,566,157
Term Loan, 3.62%, Maturing August 7, 2014		15,815	15,024,262
Interactive Data Corp.
Term Loan, 4.50%, Maturing February 12, 2018		35,539	35,327,906
Lamar Media Corp.
Term Loan, 3.00%, Maturing April 27, 2015		2,144	2,132,872
Laureate Education, Inc.
Term Loan, 5.25%, Maturing August 15, 2018		49,715	46,670,253
MediaNews Group, Inc.
Term Loan, 8.50%, Maturing March 19, 2014		1,696	1,636,198
Merrill Communications, LLC
Term Loan, 7.50%, Maturing December 24, 2012		11,854	11,439,341
Nebraska Book Co., Inc.
Term Loan, 7.25%, Maturing July 27, 2012		5,000	4,950,000
Nelson Education, Ltd.
Term Loan, 2.87%, Maturing July 3, 2014		277	223,245
Newspaper Holdings, Inc.
Term Loan, 1.94%, Maturing July 24, 2014		17,229	13,352,255
Nielsen Finance, LLC
Term Loan, 2.24%, Maturing August 9, 2013		36,580	36,442,921
Term Loan, 3.49%, Maturing May 2, 2016		35,585	35,392,368
Term Loan, 3.99%, Maturing May 2, 2016		3,752	3,742,623
SGS International, Inc.
Term Loan, 3.75%, Maturing September 30, 2013		909	900,342
Term Loan, 3.75%, Maturing September 30, 2013		1,838	1,819,658
Source Interlink Companies, Inc.
Term Loan, 10.75%, Maturing June 18, 2012		1,779	1,752,171
Term Loan, 10.75%, Maturing June 18, 2013		4,022	3,871,418
Term Loan, 15.00%, Maturing March 18, 2014(4)		1,611	1,489,995
Springer Science+Business Media S.A.
Term Loan, 4.25%, Maturing June 17, 2016		11,998	11,570,355
Star Tribune Co. (The)
Term Loan, 8.00%, Maturing September 28, 2014		947	870,936
Term Loan, 8.00%, Maturing September 29, 2014		841	837,276

			$365,269,928

Radio and Television — 3.3%

Block Communications, Inc.
Term Loan, 2.25%, Maturing December 21, 2012		9,241	$9,241,236
Clear Channel Communication
Term Loan, 3.90%, Maturing January 28, 2016		16,500	13,078,824
Cumulus Media, Inc.
Term Loan, 5.75%, Maturing September 17, 2018		62,375	61,751,250
Entercom Communications Corp.
Revolving Loan, 1.25%, Maturing June 30, 2012(2)		3,000	2,850,000
Term Loan, 1.37%, Maturing June 30, 2012		2,839	2,772,998
Foxco Acquisition Sub, LLC
Term Loan, 4.75%, Maturing July 14, 2015		19,200	18,719,755
Gray Television, Inc.
Term Loan, 3.74%, Maturing December 31, 2014		2,583	2,532,840
HIT Entertainment, Inc.
Term Loan, 5.51%, Maturing June 1, 2012		3,412	3,386,581
Hubbard Radio, LLC
Term Loan, 5.25%, Maturing April 28, 2017		5,486	5,445,103
Local TV Finance, LLC
Term Loan, 2.25%, Maturing May 7, 2013		10,608	10,157,276
Miramax Film NY, LLC
Term Loan, 7.75%, Maturing May 20, 2016		7,253	7,252,692
Mission Broadcasting, Inc.
Term Loan, 5.00%, Maturing September 30, 2016		3,765	3,745,774

See Notes to Financial Statements.
32

Floating Rate Portfolio

October 31, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Radio and Television (continued)

New Young Broadcasting Holding Co., Inc.
Term Loan, 8.00%, Maturing June 30, 2015		2,053	$2,035,348
Nexstar Broadcasting, Inc.
Term Loan, 5.00%, Maturing September 30, 2016		10,863	10,808,897
Radio One, Inc.
Term Loan, 7.50%, Maturing March 23, 2016		9,957	9,360,032
Raycom TV Broadcasting, LLC
Term Loan, 4.50%, Maturing May 31, 2017		12,643	12,011,147
SMG H5 PTY, Ltd.
Term Loan, 6.45%, Maturing December 22, 2012	AUD	19,407	19,853,957
Tyrol Acquisition 2 SAS
Term Loan, 5.37%, Maturing October 6, 2013	EUR	5,000	5,886,488
Term Loan, 4.37%, Maturing January 29, 2016	EUR	2,750	3,243,912
Term Loan, 5.36%, Maturing January 29, 2016	EUR	2,750	3,243,912
Term Loan, 5.37%, Maturing January 29, 2016	EUR	7,800	9,200,913
Term Loan, 5.37%, Maturing January 29, 2016	EUR	7,800	9,200,913
Univision Communications, Inc.
Term Loan, 2.25%, Maturing September 29, 2014		23,377	22,570,487
Term Loan, 4.50%, Maturing March 31, 2017		63,701	57,915,030
Weather Channel
Term Loan, 4.25%, Maturing February 13, 2017		15,970	16,039,618

			$322,304,983

Retailers (Except Food and Drug) — 3.5%

Amscan Holdings, Inc.
Term Loan, 6.75%, Maturing December 4, 2017		16,796	$16,570,065
FTD, Inc.
Term Loan, 4.75%, Maturing June 6, 2018		17,558	17,228,748
Harbor Freight Tools USA, Inc.
Term Loan, 6.50%, Maturing December 22, 2017		26,367	26,267,745
J. Crew Operating Corp.
Term Loan, 4.75%, Maturing March 7, 2018		40,120	37,742,520
Jo-Ann Stores, Inc.
Term Loan, 4.75%, Maturing March 16, 2018		28,598	27,596,681
KKR My Best Friend UK Holdco.
Term Loan, 5.71%, Maturing January 24, 2017	GBP	2,000	3,176,610
Michaels Stores, Inc.
Term Loan, 2.66%, Maturing October 31, 2013		24,092	23,679,280
Term Loan, 4.91%, Maturing July 31, 2016		4,629	4,531,884
Neiman Marcus Group, Inc.
Term Loan, 4.75%, Maturing May 16, 2018		38,575	37,538,297
PETCO Animal Supplies, Inc.
Term Loan, 4.50%, Maturing November 24, 2017		35,046	34,826,664
Pilot Travel Centers, LLC
Term Loan, 4.25%, Maturing March 30, 2018		14,729	14,756,310
Savers, Inc.
Term Loan, 4.25%, Maturing March 3, 2017		17,925	17,846,410
Service Master Co.
Term Loan, 2.75%, Maturing July 24, 2014		3,185	3,054,973
Term Loan, 2.76%, Maturing July 24, 2014		33,872	32,489,147
Visant Holding Corp.
Term Loan, 5.25%, Maturing December 22, 2016		21,355	20,313,866
Vivarte
Term Loan, 3.23%, Maturing March 9, 2015	EUR	87	100,675
Term Loan, 3.23%, Maturing March 9, 2015	EUR	337	391,473
Term Loan, 3.23%, Maturing March 9, 2015	EUR	9,886	11,500,724
Term Loan, 3.85%, Maturing March 8, 2016	EUR	9,886	11,500,724
Term Loan, 3.85%, Maturing May 29, 2016	EUR	87	100,665
Term Loan, 3.85%, Maturing May 29, 2016	EUR	337	391,474
Term Loan - Second Lien, 4.85%, Maturing September 8, 2016	EUR	13	12,122
Term Loan - Second Lien, 4.85%, Maturing September 8, 2016	EUR	88	84,852
Term Loan - Second Lien, 4.85%, Maturing September 8, 2016	EUR	900	872,768

			$342,574,677

Steel — 0.3%

JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 3, 2017		20,721	$20,617,271
Niagara Corp.
Term Loan, 10.50%, Maturing June 29, 2014(4)(5)		3,512	3,441,842
SunCoke Energy, Inc.
Term Loan, 4.01%, Maturing July 26, 2018		6,858	6,857,812

			$30,916,925

Surface Transport — 1.0%

Hertz Corp.
Term Loan, 3.75%, Maturing March 9, 2018		26,150	$24,384,875
Term Loan, 3.75%, Maturing March 9, 2018		38,227	37,994,567
Swift Transportation Co., Inc.
Term Loan, 6.00%, Maturing December 21, 2016		29,477	29,578,375

			$91,957,817

Telecommunications — 3.8%

Alaska Communications Systems Holdings, Inc.
Term Loan, 5.50%, Maturing October 21, 2016		14,118	$13,888,890
Cellular South, Inc.
Term Loan, 4.50%, Maturing July 27, 2017		6,908	6,890,418
ERC Luxembourg Holdings, Ltd.
Term Loan, 3.24%, Maturing September 30, 2014	EUR	5,451	5,411,407
Term Loan, 3.49%, Maturing September 30, 2015	EUR	5,451	5,411,864
Intelsat Jackson Holdings SA
Term Loan, 5.25%, Maturing April 2, 2018		98,331	98,054,306

See Notes to Financial Statements.
33

Floating Rate Portfolio

October 31, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Telecommunications (continued)

IPC Systems, Inc.
Term Loan, 2.62%, Maturing May 31, 2014		4,311	$3,933,562
Term Loan, 3.21%, Maturing May 31, 2014	GBP	325	495,440
Macquarie UK Broadcast, Ltd.
Term Loan, 2.71%, Maturing January 10, 2014	GBP	6,000	8,207,181
Term Loan, 2.96%, Maturing December 1, 2014	GBP	14,352	19,631,913
MetroPCS Wireless
Term Loan, 4.00%, Maturing March 16, 2018		80,484	79,410,631
Midcontinent Communications
Term Loan, 4.00%, Maturing December 30, 2016		8,925	8,761,304
Mobilitie Investments II, LLC
Term Loan, 5.50%, Maturing June 15, 2017		7,481	7,294,219
NTelos, Inc.
Term Loan, 4.00%, Maturing August 7, 2015		4,721	4,681,550
SBA Finance
Term Loan, 3.75%, Maturing June 29, 2018		12,618	12,547,396
Syniverse Technologies, Inc.
Term Loan, 5.25%, Maturing December 21, 2017		27,629	27,714,996
Telesat Canada, Inc.
Term Loan, 3.25%, Maturing October 31, 2014		4,677	4,612,491
Term Loan, 3.25%, Maturing October 31, 2014		54,448	53,699,445
TowerCo Finance, LLC
Term Loan, 5.25%, Maturing February 2, 2017		9,054	9,054,500

			$369,701,513

Utilities — 1.8%

AES Corp.
Term Loan, 4.25%, Maturing June 1, 2018		29,877	$29,881,041
BRSP, LLC
Term Loan, 7.50%, Maturing June 4, 2014		10,794	10,848,272
Calpine Corp.
Term Loan, 4.50%, Maturing April 2, 2018		12,768	12,672,240
Term Loan, 4.50%, Maturing April 2, 2018		31,065	30,803,038
Covanta Energy Corp.
Term Loan, 1.67%, Maturing February 10, 2014		887	868,762
Term Loan, 1.75%, Maturing February 10, 2014		760	744,959
Dynegy Holdings, Inc.
Term Loan, 9.25%, Maturing August 4, 2016		7,000	6,913,592
Term Loan, 9.25%, Maturing August 4, 2016		12,800	12,832,000
EquiPower Resources Holdings, LLC
Term Loan, 5.75%, Maturing January 26, 2018		5,131	5,131,468
NRG Energy, Inc.
Term Loan, 4.00%, Maturing July 2, 2018		30,923	30,986,912
TXU Texas Competitive Electric Holdings Co., LLC
Term Loan, 4.76%, Maturing October 10, 2017		40,113	27,437,016

			$169,119,300

Total Senior Floating-Rate Interests
(identified cost $9,131,278,287)			$8,953,413,239

Corporate Bonds & Notes — 1.9%

		Principal
		Amount*
Security		(000’s omitted)	Value

Building and Development — 0.2%

AMO Escrow Corp., Sr. Notes
11.50%, 12/15/17(8)		14,931	$13,512,555
Calcipar SA, Sr. Notes
6.875%, 5/1/18(8)		4,000	3,740,000

			$17,252,555

Chemicals and Plastics — 0.1%

Polymer Group, Inc., Sr. Notes
7.75%, 2/1/19(8)		5,000	$5,212,500
Styrolution Group GmbH, Sr. Notes
7.625%, 5/15/16(8)	EUR	3,000	3,300,125

			$8,512,625

Diversified Manufacturing Operations — 0.1%

Matalan Finance PLC, Sr. Notes
8.875%, 4/29/16(9)	GBP	6,500	$8,543,982

			$8,543,982

Ecological Services and Equipment — 0.0%(13)

Environmental Systems Product Holdings, Inc., Jr. Notes
18.00%, 3/31/15(5)		149	$125,977

			$125,977

Electronics / Electrical — 0.2%

NXP BV/NXP Funding, LLC
3.153%, 10/15/13(10)		19,234	$18,921,447

			$18,921,447

See Notes to Financial Statements.
34

Floating Rate Portfolio

October 31, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Security		(000’s omitted)	Value

Equipment Leasing — 0.1%

International Lease Finance Corp., Sr. Notes
6.75%, 9/1/16(8)		2,325	$2,403,469
7.125%, 9/1/18(8)		2,325	2,412,187

			$4,815,656

Financial Intermediaries — 0.3%

First Data Corp., Sr. Notes
7.375%, 6/15/19(8)		5,000	$4,975,000
UPCB Finance II, Ltd., Sr. Notes
6.375%, 7/1/20(8)	EUR	11,500	14,957,797
UPCB Finance III, Ltd., Sr. Notes
6.625%, 7/1/20(8)		9,000	9,000,000

			$28,932,797

Health Care — 0.0%(13)

Accellent, Inc., Sr. Notes
8.375%, 2/1/17		3,000	$3,075,000

			$3,075,000

Leisure Goods / Activities / Movies — 0.1%

MU Finance PLC, Sr. Notes
8.375%, 2/1/17(8)		5,000	$5,350,000
NAI Entertainment Holdings, LLC, Sr. Notes
8.25%, 12/15/17(8)		7,500	7,931,250

			$13,281,250

Radio and Television — 0.0%(13)

Entravision Communications Corp., Sr. Notes
8.75%, 8/1/17		3,000	$2,992,500

			$2,992,500

Telecommunications — 0.1%

EH Holding Corp., Sr. Notes
6.50%, 6/15/19(8)		8,500	$8,733,750

			$8,733,750

Utilities — 0.7%

Calpine Corp., Sr. Notes
7.50%, 2/15/21(8)		33,200	$35,026,000
7.875%, 1/15/23(8)		31,100	32,966,000

			$67,992,000

Total Corporate Bonds & Notes
(identified cost $179,408,585)			$183,179,539

Asset-Backed Securities — 0.1%

		Principal
		Amount
Security		(000’s omitted)	Value

Alzette European CLO SA, Series 2004-1A, Class E2, 6.747%, 12/15/20(10)		$629	$499,576
Assemblies of God Financial Real Estate, Series 2004-1A, Class A, 2.399%, 6/15/29(8)(10)		785	784,014
Avalon Capital Ltd. 3, Series 1A, Class D, 2.258%, 2/24/19(8)(10)		884	606,092
Babson Ltd., Series 2005-1A, Class C1, 2.353%, 4/15/19(8)(10)		1,129	709,496
Carlyle High Yield Partners, Series 2004-6A, Class C, 2.728%, 8/11/16(8)(10)		1,500	1,252,842
Centurion CDO 8 Ltd., Series 2005-8A, Class D, 5.836%, 3/8/17(10)		985	696,908
Morgan Stanley Investment Management Croton, Ltd., Series 2005-1A, Class D, 2.353%, 1/15/18(8)(10)		2,000	1,266,837

Total Asset-Backed Securities
(identified cost $7,880,678)			$5,815,765

Common Stocks — 0.7%

Security		Shares	Value

Automotive — 0.2%

Dayco Products, LLC(11)(12)		88,506	$3,617,683
Hayes Lemmerz International, Inc.(5)(11)(12)		207,032	10,869,180

			$14,486,863

Building and Development — 0.0%(13)

Contech Construction Holdings, Inc.(5)(11)(12)		233,658	$16,356
United Subcontractors, Inc.(5)(11)(12)		3,646	213,373
WCI Communities, Inc.(5)(11)(12)		22,273	2,338,623

			$2,568,352

Chemicals and Plastics — 0.0%(13)

Vita Cayman II, Ltd.(11)(12)		3,849	$998,599

			$998,599

Diversified Manufacturing — 0.0%(13)

MEGA Brands, Inc.(11)		19,082	$157,168

			$157,168

Ecological Services and Equipment — 0.0%(13)

Environmental Systems Products Holdings, Inc.(5)(11)(14)		2,484	$105,098

			$105,098

See Notes to Financial Statements.
35

Floating Rate Portfolio

October 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Financial Intermediaries — 0.0%(13)

RTS Investor Corp.(5)(11)(12)	692	$182,337

		$182,337

Food Service — 0.0%

Buffets, Inc.(5)(11)	193,076	$0

		$0

Home Furnishings — 0.0%(13)

Oreck Corp.(5)(11)(12)	14,217	$998,176
Sanitec Europe Oy B Units(11)(12)	235,094	853,911
Sanitec Europe Oy E Units(5)(11)(12)	230,960	0

		$1,852,087

Leisure Goods / Activities / Movies — 0.1%

Metro-Goldwyn-Mayer Holdings, Inc.(11)(12)	414,634	$7,489,327

		$7,489,327

Lodging and Casinos — 0.0%(13)

Affinity Gaming, LLC(5)(11)(12)	206,125	$1,259,425

		$1,259,425

Publishing — 0.3%

Ion Media Networks, Inc.(5)(11)(12)	28,605	$22,884,000
MediaNews Group, Inc.(5)(11)(12)	162,730	3,220,426
Source Interlink Companies, Inc.(5)(11)(12)	5,725	35,609
Star Tribune Media Holdings Co.(11)	30,631	969,983
SuperMedia, Inc.(11)	53,719	92,934

		$27,202,952

Radio and Television — 0.1%

Cumulus Media, Inc., Class A(11)	8,187	$24,643
New Young Broadcasting Holding Co., Inc.(11)(12)	3,264	8,976,000

		$9,000,643

Total Common Stocks
(identified cost $36,048,999)		$65,302,851

Preferred Stocks — 0.0%(13)

Security	Shares	Value

Ecological Services and Equipment — 0.0%(13)

Environmental Systems Products Holdings, Inc., Series A(5)(11)(14)	569	$35,028

Total Preferred Stocks
(identified cost $9,958)		$35,028

Warrants — 0.0%(13)

Security	Shares	Value

Radio and Television — 0.0%(13)

New Young Broadcasting Holding Co., Inc., Expires 12/24/24(11)(12)	158	$434,500

		$434,500

Retailers (Except Food and Drug) — 0.0%

Oriental Trading Co., Inc., Expires 2/11/16(5)(11)(12)	10,906	$0
Oriental Trading Co., Inc., Expires 2/11/16(5)(11)(12)	11,964	0

		$0

Total Warrants
(identified cost $271,530)		$434,500

Short-Term Investments — 6.0%

	Interest/Principal
	Amount
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(15)	$567,850	$567,850,021
State Street Bank and Trust Euro Time Deposit, 0.01%, 11/1/11	12,142	12,142,371

Total Short-Term Investments
(identified cost $579,992,392)		$579,992,392

Total Investments — 101.0%
(identified cost $9,934,890,429)		$9,788,173,314

Less Unfunded Loan Commitments — (0.5)%		$(47,983,252)

Net Investments — 100.5%
(identified cost $9,886,907,177)		$9,740,190,062

Other Assets, Less Liabilities — (0.5)%		$(45,856,019)

Net Assets — 100.0%		$9,694,334,043

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AUD	- Australian Dollar
CHF	- Swiss Franc
EUR	- Euro
GBP	- British Pound Sterling

*	In U.S. dollars unless otherwise indicated.
(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a

See Notes to Financial Statements.
36

Floating Rate Portfolio

October 31, 2011

Portfolio of Investments — continued

result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. See Note 1G for description.

(3)	This Senior Loan will settle after October 31, 2011, at which time the interest rate will be determined.

(4)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(5)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(6)	Currently the issuer is in default with respect to interest payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(7)	Defaulted matured security.

(8)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2011, the aggregate value of these securities is $154,139,914 or 1.6% of the Portfolio’s net assets.

(9)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(10)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2011.

(11)	Non-income producing security.

(12)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(13)	Amount is less than 0.05%.

(14)	Restricted security (see Note 5).

(15)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2011.

See Notes to Financial Statements.
37

Floating Rate Portfolio

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Unaffiliated investments, at value (identified cost, $9,319,057,156)	$9,172,340,041
Affiliated investment, at value (identified cost, $567,850,021)	567,850,021
Restricted cash*	7,090,000
Foreign currency, at value (identified cost, $18,599,965)	18,470,637
Interest receivable	35,841,590
Interest receivable from affiliated investment	35,294
Receivable for investments sold	86,340,194
Receivable for open forward foreign currency exchange contracts	10,099,461
Receivable for closed swap contracts	118,906
Prepaid expenses	554,804

Total assets	$9,898,740,948

Liabilities

Payable for investments purchased	$190,851,628
Payable for open forward foreign currency exchange contracts	6,161,453
Payable for open swap contracts	2,796,298
Payable to affiliates:
Investment adviser fee	4,070,993
Trustees’ fees	4,208
Accrued expenses	522,325

Total liabilities	$204,406,905

Net Assets applicable to investors’ interest in Portfolio	$9,694,334,043

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$9,838,378,919
Net unrealized depreciation	(144,044,876)

Total	$9,694,334,043

*	Represents restricted cash on deposit at the custodian as collateral for open financial contracts.

See Notes to Financial Statements.
38

Floating Rate Portfolio

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Interest and other income	$445,920,595
Interest allocated from affiliated investment	1,095,321
Expenses allocated from affiliated investment	(94,227)

Total investment income	$446,921,689

Expenses

Investment adviser fee	$46,189,975
Trustees’ fees and expenses	50,500
Custodian fee	1,944,819
Legal and accounting services	450,889
Miscellaneous	873,987

Total expenses	$49,510,170

Deduct —
Reduction of custodian fee	$775

Total expense reductions	$775

Net expenses	$49,509,395

Net investment income	$397,412,294

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$11,762,437
Investment transactions allocated from affiliated investment	32,011
Swap contracts	76,923
Foreign currency and forward foreign currency exchange contract transactions	(29,936,666)

Net realized loss	$(18,065,295)

Change in unrealized appreciation (depreciation) —
Investments	$(109,726,188)
Swap contracts	(2,796,298)
Foreign currency and forward foreign currency exchange contracts	12,089,248

Net change in unrealized appreciation (depreciation)	$(100,433,238)

Net realized and unrealized loss	$(118,498,533)

Net increase in net assets from operations	$278,913,761

See Notes to Financial Statements.
39

Floating Rate Portfolio

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$397,412,294	$225,479,731
Net realized loss from investment transactions, swap contracts and foreign currency and forward foreign currency exchange contract transactions	(18,065,295)	(57,429,605)
Net change in unrealized appreciation (depreciation) from investments, swap contracts and foreign currency and forward foreign currency exchange contracts	(100,433,238)	330,801,724

Net increase in net assets from operations	$278,913,761	$498,851,850

Capital transactions —
Contributions	$4,383,895,129	$2,328,739,026
Withdrawals	(1,465,370,574)	(625,035,217)

Net increase in net assets from capital transactions	$2,918,524,555	$1,703,703,809

Net increase in net assets	$3,197,438,316	$2,202,555,659

Net Assets

At beginning of year	$6,496,895,727	$4,294,340,068

At end of year	$9,694,334,043	$6,496,895,727

See Notes to Financial Statements.
40

Floating Rate Portfolio

October 31, 2011

Supplementary Data

	Year Ended October 31,

Ratios/Supplemental Data	2011	2010	2009	2008	2007

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.54%	0.57%	0.61%	0.70%	0.58%
Net investment income	4.31%	4.43%	5.41%	6.50%	6.94%
Portfolio Turnover	56%	39%	35%	7%	61%

Total Return	4.30%	10.51%	27.54%	(22.24)%	4.62%

Net assets, end of year (000’s omitted)	$9,694,334	$6,496,896	$4,294,340	$3,056,210	$6,851,600

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
41

Floating Rate Portfolio

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Floating Rate Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2011, Eaton Vance Floating-Rate Fund, Eaton Vance Strategic Income Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Multi-Strategy Absolute Return Fund, Eaton Vance Low Duration Fund and Eaton Vance Short Term Real Return Fund held an interest of 81.3%, 6.7%, 9.7%, 1.4%, 0.5% and 0.3%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

42

Floating Rate Portfolio

October 31, 2011

Notes to Financial Statements — continued

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2011, the Portfolio had sufficient cash and/or securities to cover these commitments.

H Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K Interest Rate Swaps — Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

43

Floating Rate Portfolio

October 31, 2011

Notes to Financial Statements — continued

2 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.575% of the Portfolio’s average daily net assets up to $1 billion, 0.525% from $1 billion up to $2 billion, 0.500% from $2 billion up to $5 billion, 0.480% from $5 billion up to $10 billion and 0.460% of average daily net assets of $10 billion or more, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2011, the Portfolio’s investment adviser fee amounted to $46,189,975 or was 0.50% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, principal repayments on Senior Loans and paydowns, aggregated $7,855,320,352 and $4,850,570,277, respectively, for the year ended October 31, 2011.

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$9,888,391,658

Gross unrealized appreciation	$124,165,235
Gross unrealized depreciation	(272,366,831)

Net unrealized depreciation	$(148,201,596)

The net unrealized appreciation on foreign currency and swap contracts at October 31, 2011 on a federal income tax basis was $2,672,239.

5 Restricted Securities

At October 31, 2011, the Portfolio owned the following securities (representing less than 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

	Date of
Description	Acquisition	Shares	Cost		Value

Common Stocks
Environmental Systems Products Holdings, Inc.	10/25/07	2,484	$0	(1)	$105,098

Preferred Stocks
Environmental Systems Products Holdings, Inc., Series A	10/25/07	569	$9,958		$35,028

Total Restricted Securities			$9,958		$140,126

(1)	Less than $0.50.

44

Floating Rate Portfolio

October 31, 2011

Notes to Financial Statements — continued

6 Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2011 is as follows:

Forward Foreign Currency Exchange Contracts
Sales
				Net Unrealized
				Appreciation
Settlement Date	Deliver	In Exchange For	Counterparty	(Depreciation)

11/30/11	British Pound Sterling 64,388,954	United States Dollar 105,113,358	JPMorgan Chase Bank	$1,611,168
11/30/11	Euro 77,568,344	United States Dollar 112,212,694	Citibank NA	4,911,782
12/30/11	Australian Dollar 18,113,116	United States Dollar 17,587,835	Deutsche Bank	(1,368,748)
12/30/11	Australian Dollar 653,453	United States Dollar 655,199	JPMorgan Chase Bank	(28,683)
12/30/11	British Pound Sterling 45,832,535	United States Dollar 71,377,069	Goldman Sachs, Inc.	(2,271,429)
12/30/11	Euro 75,377,213	United States Dollar 102,125,571	HSBC Bank USA	(2,127,051)
12/30/11	Swiss Franc 14,677,868	United States Dollar 16,372,413	Deutsche Bank	(365,542)
1/31/12	British Pound Sterling 13,219,895	United States Dollar 21,272,794	JPMorgan Chase Bank	36,955
1/31/12	Euro 93,335,802	United States Dollar 132,529,372	Deutsche Bank	3,453,486

				$3,851,938

Purchases
				Net
				Unrealized
Settlement Date	In Exchange For	Deliver	Counterparty	Appreciation

11/30/11	British Pound Sterling 2,464,114	United States Dollar 3,874,875	Deutsche Bank	$86,070

				$86,070

45

Floating Rate Portfolio

October 31, 2011

Notes to Financial Statements — continued

Interest Rate Swaps
	Notional	Portfolio				Net
	Amount	Pays/Receives	Floating	Annual	Termination	Unrealized
Counterparty	(000’s omitted)	Floating Rate	Rate Index	Fixed Rate	Date	Depreciation

Citibank NA	$60,000	Receives	3 Month USD-LIBOR-BBA	0.98	6/24/14	$(710,385)
Citibank NA	60,000	Receives	3 Month USD-LIBOR-BBA	1.81	6/24/16	(2,085,913)

						$(2,796,298)

At October 31, 2011, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective and its use of derivatives, the Portfolio is subject to the following risks:

Foreign Exchange Risk: Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts. The Portfolio also enters into such contracts to hedge the currency risk of investments it anticipates purchasing.

Interest Rate Risk: Because the Portfolio holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, the Portfolio enters into interest rate swap contracts with respect to a portion of the bonds.

The Portfolio enters into swap contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2011, the fair value of derivatives with credit-related contingent features in a net liability position was $8,957,751. At October 31, 2011, the aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $7,090,000.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2011, the maximum amount of loss the Portfolio would incur due to counterparty risk was $10,099,461, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $4,911,782. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At October 31, 2011, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by $4,559,271 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2011 was as follows:

		Fair Value
Risk	Derivative	Asset Derivatives(1)	Liability Derivatives(2)

Foreign Exchange	Forward foreign currency exchange contracts	$10,099,461	$(6,161,453)

		$10,099,461	$(6,161,453)

Interest Rate	Swap contracts	$—	$(2,796,298)

		$—	$(2,796,298)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized depreciation.
(2)	Statement of Assets and Liabilities location: Payable for open forward currency exchange contracts and Payable for open swap contracts, respectively; Net unrealized depreciation.

46

Floating Rate Portfolio

October 31, 2011

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2011 was as follows:

		Realized Gain (Loss)	Change in Unrealized
		on Derivatives Recognized	Appreciation (Depreciation) on
Risk	Derivative	in Income(1)	Derivatives Recognized in Income(2)

Foreign Exchange	Forward foreign currency exchange contracts	$(23,492,983)	$10,644,243
Interest Rate	Swap contracts	76,923	(2,796,298)

Total		$(23,416,060)	$7,847,945

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions and Swap contracts, respectively.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts and Swap contracts, respectively.

The average notional amounts of forward foreign currency exchange contracts and swap contracts outstanding during the year ended October 31, 2011, which are indicative of the volume of these derivative types, were approximately $874,212,000 and $46,154,000, respectively.

7 Line of Credit

The Portfolio participates with another portfolio and fund managed by EVM and its affiliates in a $900 million ($537.5 million prior to August 24, 2011 and $450 million prior to March 22, 2011) unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at a prime rate or an amount above either the London Interbank Offered Rate (LIBOR) or the Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% (0.10% prior to March 22, 2011) on the daily unused portion of the line of credit is allocated among the participating portfolios and fund at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2011.

8 Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

9 Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans and floating-rate debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

10 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

47

Floating Rate Portfolio

October 31, 2011

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2011, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$8,899,399,746	$6,030,241	$8,905,429,987
Corporate Bonds & Notes	—	183,053,562	125,977	183,179,539
Asset-Backed Securities	—	5,815,765	—	5,815,765
Common Stocks	274,745	22,905,503	42,122,603	65,302,851
Preferred Stocks	—	—	35,028	35,028
Warrants	—	434,500	0	434,500
Short-Term Investments	—	579,992,392	—	579,992,392

Total Investments	$274,745	$9,691,601,468	$48,313,849	$9,740,190,062

Forward Foreign Currency Exchange Contracts	$—	$10,099,461	$—	$10,099,461

Total	$274,745	$9,701,700,929	$48,313,849	$9,750,289,523

Liability Description
Forward Foreign Currency Exchange Contracts	$—	$(6,161,453)	$—	$(6,161,453)
Interest Rate Swaps	—	(2,796,298)	—	(2,796,298)

Total	$—	$(8,957,751)	$—	$(8,957,751)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments	Investments
	in Senior	in Corporate	Investments	Investments
	Floating-Rate	Bonds &	in Common	in Preferred	Investments
	Interests	Notes	Stocks	Stocks	in Warrants	Total

Balance as of October 31, 2010	$637,976	$148,541	$4,483,200	$131,518	$0	$5,401,235
Realized gains (losses)	1,143	666,236	293,389	46,943	—	1,007,711
Change in net unrealized appreciation (depreciation)*	(36,003)	410,365	20,009,635	(86,533)	—	20,297,464
Cost of purchases**	5,025,427	54,987	1,306,274	—	—	6,386,688
Proceeds from sales**	(136,892)	(1,184,172)	(1,555,365)	(56,900)	—	(2,933,329)
Accrued discount (premium)	98,194	30,020	—	—	—	128,214
Transfers to Level 3***	440,396	—	17,585,470	—	—	18,025,866
Transfers from Level 3***	—	—	—	—	—	—

Balance as of October 31, 2011	$6,030,241	$125,977	$42,122,603	$35,028	$0	$48,313,849

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2011	$(36,003)	$(1,635)	$19,701,739	$(30,732)	$—	$19,633,369

*Amount is included in the related amount on investments in the Statement of Operations.
**Cost of purchases may include securities received in corporate actions; Proceeds from sales may include securities delivered in corporate actions.
***Transfers are reflected at the value of the securities at the beginning of the period. Transfers from Level 2 to Level 3 were due to a reduction in the availability of significant observable inputs in determining the fair value of these investments.

At October 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

48

Floating Rate Portfolio

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Floating Rate Portfolio:

We have audited the accompanying statement of assets and liabilities of Floating Rate Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2011, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Floating Rate Portfolio as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 20, 2011

49

Eaton Vance
Floating-Rate & High Income Fund

October 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Floating Rate Portfolio (FRP) and High Income Opportunities Portfolio (HIOP) (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
with the
	Trust and		Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolios	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolios.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

50

Eaton Vance
Floating-Rate & High Income Fund

October 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and		Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolios	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust and HIOP since 1998 and of FRP since 2000	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolios	Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust	Since 2011(2)	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Scott H. Page 1959	President of FRP	Since 2007	Vice President of EVM and BMR.

Michael W. Weilheimer 1961	President of BIP and HIOP	Since 2002	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

51

Eaton Vance
Floating-Rate & High Income Fund

October 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolios	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	Prior to 2011, Mr. Richardson was Vice President of the Trust since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

52

Eaton Vance
Floating-Rate & High Income Fund

October 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

53

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Investment Adviser of Floating Rate Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Floating-Rate & High Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

811-12/11	FRHSRC

Eaton Vance Government Obligations Fund Annual Report October 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2011
Eaton Vance
Government Obligations Fund

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	19 and 32
Federal Tax Information	20
Management and Organization	33
Important Notices	36

Eaton Vance
Government Obligations Fund
October 31, 2011
Management’s Discussion of Fund Performance1
Economic and Market Conditions
U.S. government securities generated solid gains for the 12 months ending October 31, 2011, as a result of strong second-half results that stemmed primarily from a global flight to quality assets and accommodative monetary policies.

Although the interest-rate backdrop remained favorable throughout the entire year as the Federal Reserve Board (the Fed) held policy rates between 0.00% and 0.25%, U.S. government securities languished during much of the first half of the period. At that time, improved economic data and rising commodity prices suggested growing inflation pressures and triggered worries about imminent interest-rate hikes. These developments prompted many investors to shun U.S. government securities and seek opportunities among riskier asset classes.
In the second half of the period, the investment backdrop became increasingly more favorable for U.S. government securities. Initially, global economic growth showed signs of decelerating, which raised the odds of a U.S. recession, tempered investors’ worries about rising interest-rates and inflation, and fueled their appetite for investments that historically had provided safe havens amid periods of economic and market uncertainty. Meanwhile, new accommodative policies from the Fed aimed at keeping interest rates low also bolstered demand for U.S. government-backed investments. In August, the Fed stated its plan to keep policy rates at or near zero until at least mid-2013. At its next meeting in September, the Fed announced further monetary stimulus with its maturity extension program. Dubbed “Operation Twist,” this program involved the central bank’s swapping its short-term holdings for longer-term Treasury bonds. Against this already favorable backdrop for high-quality fixed-income securities, investor demand further intensified in late summer, despite the contentious tone of the debate to increase the U.S. debt ceiling and Standard & Poor’s resultant decision to downgrade the country’s long-term credit rating. Investors flocked to high-quality U.S. government bonds in August and September amid deepening financial stress in Europe, slowing worldwide economic activity and severe global equity markets volatility.
Fund Performance
For the fiscal year ending October 31, 2011, Eaton Vance Government Obligations Fund’s Class A shares at net asset value (NAV) had a total return of 1.82%. By comparison, the Fund’s benchmark, the Barclays Capital U.S. Intermediate Government Index (the Index)2 returned 3.16% during the period.
The Fund’s underperformance was primarily due to the shorter portfolio duration of the Fund’s investments during the period. Duration is a measure of a portfolio’s price sensitivity to changes in interest rates based on the timing of anticipated principal and interest payments. A shorter portfolio duration normally has less exposure to interest-rate changes. The Fund’s comparatively short portfolio duration versus its peer group was accomplished in part by shorting U.S. Treasury futures. This strategy aided its performance relative to the Index early in the period, but detracted when U.S. government bonds rallied strongly in the second half of the period. In recognition of the slowing of the U.S. economy and the Fed’s policy of keeping rates low until mid-2013, the Fund’s portfolio duration was lengthened to 2.9 years by the end of the period up from 2.5 during most of this period.
By contrast, performance relative to the Index was aided by the Fund’s larger-than-index stake in seasoned mortgage-backed securities (MBS). During the past 12 months, these MBS modestly outpaced Treasuries, in which the Fund was underweighted. The Fund’s seasoned MBS investments typically were comprised of mortgages originated from the late 1980s through early 2001/2002. The Fund’s seasoned MBS holdings generally have lower loan-to-value ratios, meaning that the homeowners who took out these loans have more equity in their homes than the average borrower and, in most cases, two- to four-times more than the remaining mortgage amount. Because of these characteristics, seasoned MBS holdings benefited from comparatively stable rates of prepayment—consistently in the mid-teens.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
Government Obligations Fund
October 31, 2011
Performance2,3
Portfolio Manager Susan Schiff, CFA

					Since
% Average Annual Total Returns	Inception Date	1 Year	5 Years	10 Years	Inception

Class A at NAV	8/24/1984	1.82%	5.55%	4.12%	—
Class A at 4.75% Maximum Sales Charge	—	—3.01	4.52	3.61	—
Class B at NAV	11/1/1993	1.06	4.77	3.34	—
Class B at 5% Maximum Sales Charge	—	—3.83	4.43	3.34	—
Class C at NAV	11/1/1993	1.05	4.74	3.30	—
Class C at 1% Maximum Sales Charge	—	0.08	4.74	3.30	—
Class I at NAV	4/3/2009	2.07	—	—	4.28
Class R at NAV	8/12/2005	1.42	5.26	—	4.82
Barclays Capital U.S. Intermediate Government Index	—	3.16%	5.77%	4.62%	—

Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I	Class R

	1.15%	1.90%	1.90%	0.90%	1.40%
Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
	Period Beginning	At NAV	Sales Charge
| | |
Class B	10/31/01	$13,887	N.A.
Class C	10/31/01	$13,839	N.A.
Class I	4/3/09	$11,140	N.A.
Class R	8/12/05	$13,406	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Government Obligations Fund
October 31, 2011
Fund Profile5
Asset Allocation (% of total investments)
See Endnotes and Additional Disclosures in this report.

4

Eaton Vance
Government Obligations Fund
October 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	Barclays Capital U.S. Intermediate Government Index is an unmanaged index of U.S. government bonds with maturities from one year up to (but not including) 10 years. Index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

Fund profile subject to change due to active management.

5

Eaton Vance
Government Obligations Fund

October 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 – October 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
	(5/1/11)	(10/31/11)	(5/1/11 – 10/31/11)	Ratio

Actual
Class A	$1,000.00	$1,019.30	$5.75	1.13%
Class B	$1,000.00	$1,015.50	$9.60	1.89%
Class C	$1,000.00	$1,014.10	$9.54	1.88%
Class I	$1,000.00	$1,019.20	$4.48	0.88%
Class R	$1,000.00	$1,016.70	$7.01	1.38%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.50	$5.75	1.13%
Class B	$1,000.00	$1,015.70	$9.60	1.89%
Class C	$1,000.00	$1,015.70	$9.55	1.88%
Class I	$1,000.00	$1,020.80	$4.48	0.88%
Class R	$1,000.00	$1,018.20	$7.02	1.38%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2011. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance
Government Obligations Fund

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Investment in Government Obligations Portfolio, at value (identified cost, $1,016,058,089)	$1,077,274,626
Receivable for Fund shares sold	2,159,428
Miscellaneous receivable	4,114

Total assets	$1,079,438,168

Liabilities

Payable for Fund shares redeemed	$4,385,754
Distributions payable	641,351
Payable to affiliates:
Distribution and service fees	425,362
Trustees’ fees	42
Accrued expenses	227,203

Total liabilities	$5,679,712

Net Assets	$1,073,758,456

Sources of Net Assets

Paid-in capital	$1,171,088,467
Accumulated net realized loss from Portfolio	(157,905,197)
Accumulated distributions in excess of net investment income	(641,351)
Net unrealized appreciation from Portfolio	61,216,537

Total	$1,073,758,456

Class A Shares

Net Assets	$617,722,539
Shares Outstanding	82,730,049
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.47
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$7.84

Class B Shares

Net Assets	$41,445,686
Shares Outstanding	5,551,842
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.47

Class C Shares

Net Assets	$299,796,899
Shares Outstanding	40,222,793
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.45

Class I Shares

Net Assets	$102,319,776
Shares Outstanding	13,708,072
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.46

Class R Shares

Net Assets	$12,473,556
Shares Outstanding	1,677,762
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.43

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.
7

Eaton Vance
Government Obligations Fund

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Interest allocated from Portfolio	$40,083,372
Expenses allocated from Portfolio	(7,888,854)

Total investment income	$32,194,518

Expenses

Distribution and service fees
Class A	$1,535,917
Class B	589,876
Class C	3,007,960
Class R	62,144
Trustees’ fees and expenses	500
Custodian fee	37,230
Transfer and dividend disbursing agent fees	899,622
Legal and accounting services	47,588
Printing and postage	207,716
Registration fees	152,827
Miscellaneous	19,944

Total expenses	$6,561,324

Net investment income	$25,633,194

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$1,007,051
Financial futures contracts	(11,792,386)

Net realized loss	$(10,785,335)

Change in unrealized appreciation (depreciation) —
Investments	$(3,684,015)
Financial futures contracts	1,662,763

Net change in unrealized appreciation (depreciation)	$(2,021,252)

Net realized and unrealized loss	$(12,806,587)

Net increase in net assets from operations	$12,826,607

See Notes to Financial Statements.
8

Eaton Vance
Government Obligations Fund

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$25,633,194	$27,847,621
Net realized loss from investment transactions and financial futures contracts	(10,785,335)	(8,686,972)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	(2,021,252)	32,006,722

Net increase in net assets from operations	$12,826,607	$51,167,371

Distributions to shareholders —
From net investment income
Class A	$(23,144,852)	$(22,116,833)
Class B	(1,816,654)	(3,587,134)
Class C	(9,193,359)	(10,082,663)
Class I	(2,264,140)	(1,071,097)
Class R	(437,846)	(314,633)
Tax return of capital
Class A	(1,002,304)	(1,129,639)
Class B	(78,671)	(183,216)
Class C	(398,125)	(514,982)
Class I	(98,050)	(54,707)
Class R	(18,961)	(16,070)

Total distributions to shareholders	$(38,452,962)	$(39,070,974)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$227,007,377	$356,185,372
Class B	5,713,765	14,833,271
Class C	81,085,099	162,424,446
Class I	91,310,875	48,209,704
Class R	7,958,779	7,928,251
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	19,069,407	17,813,522
Class B	1,267,572	2,483,669
Class C	6,516,909	6,831,970
Class I	1,896,059	727,477
Class R	407,131	288,877
Cost of shares redeemed
Class A	(314,294,073)	(213,602,458)
Class B	(19,867,627)	(27,313,641)
Class C	(136,074,306)	(76,793,491)
Class I	(39,304,326)	(14,603,096)
Class R	(6,506,429)	(2,499,568)
Net asset value of shares exchanged
Class A	31,673,238	29,415,862
Class B	(31,673,238)	(29,415,862)

Net increase (decrease) in net assets from Fund share transactions	$(73,813,788)	$282,914,305

Net increase (decrease) in net assets	$(99,440,143)	$295,010,702

Net Assets

At beginning of year	$1,173,198,599	$878,187,897

At end of year	$1,073,758,456	$1,173,198,599

Accumulated distributions in excess of net investment income included in net assets

At end of year	$(641,351)	$(975,087)

See Notes to Financial Statements.
9

Eaton Vance
Government Obligations Fund

October 31, 2011

Financial Highlights

	Class A

	Year Ended October 31,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year	$7.630	$7.540	$7.110	$7.160	$7.200

Income (Loss) From Operations

Net investment income(1)	$0.202	$0.233	$0.267	$0.297	$0.300
Net realized and unrealized gain (loss)	(0.068)	0.175	0.512	0.020	0.053

Total income from operations	$0.134	$0.408	$0.779	$0.317	$0.353

Less Distributions

From net investment income	$(0.282)	$(0.303)	$(0.330)	$(0.367)	$(0.391)
Tax return of capital	(0.012)	(0.015)	(0.019)	—	(0.002)

Total distributions	$(0.294)	$(0.318)	$(0.349)	$(0.367)	$(0.393)

Net asset value — End of year	$7.470	$7.630	$7.540	$7.110	$7.160

Total Return(2)	1.82%	5.54%	11.11%	4.45%	5.05%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$617,723	$668,799	$472,147	$362,311	$245,687
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.14%	1.15%	1.16%	1.19%	1.22%
Net investment income	2.70%	3.08%	3.57%	4.09%	4.19%
Portfolio Turnover of the Portfolio	19%	22%	28%	19%	23%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

See Notes to Financial Statements.
10

Eaton Vance
Government Obligations Fund

October 31, 2011

Financial Highlights – continued

	Class B

	Year Ended October 31,

	2011	2010	2009	2008	2007

Net asset value – Beginning of year	$7.630	$7.540	$7.110	$7.160	$7.200

Income (Loss) From Operations

Net investment income(1)	$0.148	$0.180	$0.214	$0.245	$0.247
Net realized and unrealized gain (loss)	(0.070)	0.173	0.510	0.018	0.053

Total income from operations	$0.078	$0.353	$0.724	$0.263	$0.300

Less Distributions

From net investment income	$(0.228)	$(0.250)	$(0.278)	$(0.313)	$(0.338)
Tax return of capital	(0.010)	(0.013)	(0.016)	—	(0.002)

Total distributions	$(0.238)	$(0.263)	$(0.294)	$(0.313)	$(0.340)

Net asset value — End of year	$7.470	$7.630	$7.540	$7.110	$7.160

Total Return(2)	1.06%	4.76%	10.30%	3.67%	4.27%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$41,446	$87,803	$126,123	$146,987	$162,159
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.89%	1.90%	1.91%	1.94%	1.97%
Net investment income	1.97%	2.39%	2.87%	3.37%	3.45%
Portfolio Turnover of the Portfolio	19%	22%	28%	19%	23%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

See Notes to Financial Statements.
11

Eaton Vance
Government Obligations Fund

October 31, 2011

Financial Highlights – continued

	Class C

	Year Ended October 31,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year	$7.610	$7.530	$7.100	$7.150	$7.190

Income (Loss) From Operations

Net investment income(1)	$0.146	$0.176	$0.209	$0.243	$0.247
Net realized and unrealized gain (loss)	(0.069)	0.167	0.515	0.020	0.053

Total income from operations	$0.077	$0.343	$0.724	$0.263	$0.300

Less Distributions

From net investment income	$(0.227)	$(0.250)	$(0.278)	$(0.313)	$(0.338)
Tax return of capital	(0.010)	(0.013)	(0.016)	—	(0.002)

Total distributions	$(0.237)	$(0.263)	$(0.294)	$(0.313)	$(0.340)

Net asset value — End of year	$7.450	$7.610	$7.530	$7.100	$7.150

Total Return(2)	1.05%	4.63%	10.31%	3.67%	4.27%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$299,797	$356,084	$259,975	$171,302	$115,460
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.89%	1.90%	1.91%	1.94%	1.97%
Net investment income	1.96%	2.33%	2.80%	3.35%	3.45%
Portfolio Turnover of the Portfolio	19%	22%	28%	19%	23%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

See Notes to Financial Statements.
12

Eaton Vance
Government Obligations Fund

October 31, 2011

Financial Highlights – continued

	Class I

	Year Ended October 31,
			Period Ended
	2011	2010	October 31, 2009(1)

Net asset value — Beginning of period	$7.620	$7.540	$7.510

Income (Loss) From Operations

Net investment income(2)	$0.218	$0.242	$0.133
Net realized and unrealized gain (loss)	(0.066)	0.175	0.111

Total income from operations	$0.152	$0.417	$0.244

Less Distributions

From net investment income	$(0.299)	$(0.321)	$(0.202)
Tax return of capital	(0.013)	(0.016)	(0.012)

Total distributions	$(0.312)	$(0.337)	$(0.214)

Net asset value — End of period	$7.460	$7.620	$7.540

Total Return(3)	2.07%	5.67%	3.29	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$102,320	$49,617	$14,879
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	0.89%	0.90%	0.91	%(7)
Net investment income	2.91%	3.20%	3.06	%(7)
Portfolio Turnover of the Portfolio	19%	22%	28	%(8)

(1)	For the period from the commencement of operations, April 3, 2009, to October 31, 2009.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(7)	Annualized.
(8)	For the Portfolio’s year ended October 31, 2009.

See Notes to Financial Statements.
13

Eaton Vance
Government Obligations Fund

October 31, 2011

Financial Highlights – continued

	Class R

	Year Ended October 31,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year	$7.600	$7.510	$7.090	$7.130	$7.170

Income (Loss) From Operations

Net investment income(1)	$0.183	$0.211	$0.239	$0.276	$0.280
Net realized and unrealized gain (loss)	(0.079)	0.177	0.510	0.032	0.054

Total income from operations	$0.104	$0.388	$0.749	$0.308	$0.334

Less Distributions

From net investment income	$(0.263)	$(0.284)	$(0.311)	$(0.348)	$(0.372)
Tax return of capital	(0.011)	(0.014)	(0.018)	—	(0.002)

Total distributions	$(0.274)	$(0.298)	$(0.329)	$(0.348)	$(0.374)

Net asset value — End of year	$7.430	$7.600	$7.510	$7.090	$7.130

Total Return(2)	1.42%	5.28%	10.70%	4.33%	4.79%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$12,474	$10,895	$5,065	$827	$245
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.39%	1.40%	1.41%	1.44%	1.47%
Net investment income	2.45%	2.80%	3.20%	3.82%	3.93%
Portfolio Turnover of the Portfolio	19%	22%	28%	19%	23%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

See Notes to Financial Statements.
14

Eaton Vance
Government Obligations Fund

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Government Obligations Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning on January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Government Obligations Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (96.2% at October 31, 2011). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $154,830,377 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2012 ($67,101,638), October 31, 2013 ($23,607,593), October 31, 2014 ($17,522,954), October 31, 2015 ($6,336,492), October 31, 2016 ($1,612,295), October 31, 2018 ($18,778,422) and October 31, 2019 ($19,870,983). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2011.

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

15

Eaton Vance
Government Obligations Fund

October 31, 2011

Notes to Financial Statements — continued

2 Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2011 and October 31, 2010 was as follows:

	Year Ended October 31,

	2011	2010

Distributions declared from:
Ordinary income	$36,856,851	$37,172,360
Tax return of capital	$1,596,111	$1,898,614

During the year ended October 31, 2011, accumulated net realized loss was decreased by $66,782,396, accumulated distributions in excess of net investment income was decreased by $11,557,393 and paid-in capital was decreased by $78,339,789 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for paydown gain (loss) and premium amortization. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(154,830,377)
Net unrealized appreciation	$58,141,717
Other temporary differences	$(641,351)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the timing of recognizing distributions to shareholders, wash sales, partnership allocations, futures contracts, premium amortization and mixed straddle amounts.

3 Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2011, EVM earned $43,196 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $150,017 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2011. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2011 amounted to $1,535,917 for Class A shares. The Fund also has in effect distribution plans for

16

Eaton Vance
Government Obligations Fund

October 31, 2011

Notes to Financial Statements — continued

Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2011, the Fund paid or accrued to EVD $442,407 and $2,255,970 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2011, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $13,419,000 and $91,652,000, respectively. The Class R Plan requires the Fund to pay EVD an amount equal to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2011, the Fund paid or accrued to EVD $31,072, representing 0.25% of the average daily net assets of Class R.

Pursuant to the Class B, Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2011 amounted to $147,469, $751,990 and $31,072 for Class B, Class C and Class R shares, respectively.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2011, the Fund was informed that EVD received approximately $14,000, $138,000 and $96,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6 Investment Transactions

For the year ended October 31, 2011, increases and decreases in the Fund’s investment in the Portfolio aggregated $160,206,441 and $275,808,566, respectively.

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,

Class A	2011	2010

Sales	30,322,173	47,086,754
Issued to shareholders electing to receive payments of distributions in Fund shares	2,549,129	2,354,088
Redemptions	(42,053,256)	(28,271,317)
Exchange from Class B shares	4,234,082	3,889,222

Net increase (decrease)	(4,947,872)	25,058,747

17

Eaton Vance
Government Obligations Fund

October 31, 2011

Notes to Financial Statements — continued

	Year Ended October 31,

Class B	2011	2010

Sales	761,315	1,962,669
Issued to shareholders electing to receive payments of distributions in Fund shares	169,460	328,540
Redemptions	(2,659,179)	(3,619,435)
Exchange to Class A shares	(4,232,051)	(3,886,898)

Net decrease	(5,960,455)	(5,215,124)

	Year Ended October 31,

Class C	2011	2010

Sales	10,822,547	21,516,727
Issued to shareholders electing to receive payments of distributions in Fund shares	872,738	904,349
Redemptions	(18,234,428)	(10,189,437)

Net increase (decrease)	(6,539,143)	12,231,639

	Year Ended October 31,

Class I	2011	2010

Sales	12,195,162	6,372,278
Issued to shareholders electing to receive payments of distributions in Fund shares	253,616	95,908
Redemptions	(5,248,911)	(1,934,149)

Net increase	7,199,867	4,534,037

	Year Ended October 31,

Class R	2011	2010

Sales	1,063,904	1,053,255
Issued to shareholders electing to receive payments of distributions in Fund shares	54,688	38,323
Redemptions	(875,034)	(331,829)

Net increase	243,558	759,749

18

Eaton Vance
Government Obligations Fund

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Government Obligations Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Government Obligations Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Government Obligations Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 19, 2011

19

Eaton Vance
Government Obligations Fund

October 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

20

Government Obligations Portfolio

October 31, 2011

Portfolio of Investments

Mortgage Pass-Throughs — 77.6%

	Principal
	Amount
Security	(000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
2.929%, with maturity at 2035(1)	$11,205	$11,742,702
3.088%, with maturity at 2034(1)	2,443	2,583,302
5.00%, with various maturities to 2018	5,879	6,329,783
5.50%, with various maturities to 2032	10,877	11,749,364
6.00%, with various maturities to 2035	27,362	30,715,950
6.50%, with various maturities to 2035	59,277	67,697,537
6.87%, with maturity at 2024	225	260,674
7.00%, with various maturities to 2035	27,866	32,104,846
7.09%, with maturity at 2023	794	924,064
7.25%, with maturity at 2022	1,183	1,370,124
7.31%, with maturity at 2027	320	381,408
7.50%, with various maturities to 2035	28,760	34,068,838
7.63%, with maturity at 2019	438	498,059
7.75%, with maturity at 2018	22	24,427
7.78%, with maturity at 2022	154	182,097
7.85%, with maturity at 2020	290	335,838
8.00%, with various maturities to 2028	10,097	11,573,524
8.13%, with maturity at 2019	559	620,564
8.15%, with various maturities to 2021	238	274,522
8.25%, with maturity at 2017	46	52,645
8.50%, with various maturities to 2031	6,453	7,705,073
8.75%, with maturity at 2016	10	10,301
9.00%, with various maturities to 2027	6,775	7,739,185
9.25%, with maturity at 2017	49	54,452
9.50%, with various maturities to 2026	2,067	2,439,138
9.75%, with maturity at 2018	1	1,109
10.50%, with maturity at 2020	651	766,592
11.00%, with maturity at 2015	21	23,366

		$232,229,484

Federal National Mortgage Association:
2.566%, with various maturities to 2026(1)	$3,032	$3,128,570
2.588%, with various maturities to 2033(1)	4,024	4,176,948
2.60%, with various maturities to 2035(1)	30,622	31,938,246
2.617%, with maturity at 2022(1)	2,025	2,078,133
2.631%, with maturity at 2035(1)	1,861	1,929,622
2.654%, with maturity at 2031(1)	3,297	3,388,898
2.819%, with maturity at 2037(1)	6,028	6,320,355
2.969%, with maturity at 2040(1)	1,877	1,958,752
3.052%, with maturity at 2036(1)	1,934	1,996,286
3.466%, with maturity at 2036(1)	2,292	2,357,567
3.659%, with maturity at 2034(1)	7,631	8,245,344
3.831%, with maturity at 2035(1)	9,106	9,868,861
3.918%, with maturity at 2034(1)	7,274	7,885,633
3.922%, with maturity at 2036(1)	654	681,194
3.944%, with maturity at 2021(1)	1,805	1,871,318
4.00%, with maturity at 2014	231	242,768
4.319%, with maturity at 2036(1)	28,510	31,098,239
4.494%, with maturity at 2035(1)	9,154	9,984,538
4.50%, with various maturities to 2018	24,271	25,856,765
4.818%, with maturity at 2034(1)	25,174	27,459,543
5.00%, with various maturities to 2027	12,799	13,741,825
5.50%, with various maturities to 2030	29,225	31,676,809
6.00%, with various maturities to 2033	14,564	16,262,728
6.478%, with maturity at 2025(2)	292	325,562
6.50%, with various maturities to 2036	138,092	157,301,284
7.00%, with various maturities to 2036	76,225	88,473,247
7.25%, with maturity at 2023	26	27,947
7.50%, with various maturities to 2032	10,566	12,446,340
7.875%, with maturity at 2021	809	957,340
7.881%, with maturity at 2030(2)	28	31,968
8.00%, with various maturities to 2032	14,206	16,618,669
8.25%, with maturity at 2025	313	374,603
8.33%, with maturity at 2020	721	827,902
8.50%, with various maturities to 2032	8,045	9,767,523
8.506%, with maturity at 2021(2)	108	128,811
9.00%, with various maturities to 2030	966	1,144,810
9.50%, with various maturities to 2030	2,220	2,654,688
9.626%, with maturity at 2025(2)	31	37,112
9.75%, with maturity at 2019	14	15,988
9.797%, with maturity at 2021(2)	91	105,492
9.852%, with maturity at 2020(2)	48	54,480
9.923%, with maturity at 2021(2)	69	83,655
9.986%, with maturity at 2023(2)	68	80,093
10.102%, with maturity at 2021(2)	50	59,470
10.339%, with maturity at 2025(2)	35	39,693
10.826%, with maturity at 2025(2)	17	19,355
11.00%, with maturity at 2020	566	638,514
11.379%, with maturity at 2019(2)	70	76,875
11.879%, with maturity at 2018(2)	54	58,828
12.147%, with maturity at 2021(2)	20	21,144
12.708%, with maturity at 2015(2)	68	76,068

		$536,596,403

Government National Mortgage Association:
2.125%, with various maturities to 2027(1)	$683	$708,518
6.10%, with maturity at 2033	11,638	13,351,123
6.50%, with various maturities to 2036	8,586	9,940,569
7.00%, with various maturities to 2034	35,116	41,005,998
7.25%, with maturity at 2022	28	32,458

See Notes to Financial Statements.
21

Government Obligations Portfolio

October 31, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Government National Mortgage Association: (continued)

7.50%, with various maturities to 2025	$6,530	$7,600,815
8.00%, with various maturities to 2027	10,058	11,819,932
8.25%, with maturity at 2019	141	163,250
8.30%, with maturity at 2020	41	48,103
8.50%, with various maturities to 2018	1,536	1,739,377
9.00%, with various maturities to 2027	6,604	8,262,533
9.50%, with various maturities to 2026	4,197	5,183,900

		$99,856,576

Total Mortgage Pass-Throughs
(identified cost $824,359,269)		$868,682,463

Collateralized Mortgage Obligations — 4.9%

	Principal
	Amount
Security	(000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
Series 30, Class I, 7.50%, 4/25/24	$243	$258,306
Series 1822, Class Z, 6.90%, 3/15/26	1,351	1,436,777
Series 1829, Class ZB, 6.50%, 3/15/26	631	686,114
Series 1896, Class Z, 6.00%, 9/15/26	711	748,394
Series 2075, Class PH, 6.50%, 8/15/28	352	392,620
Series 2091, Class ZC, 6.00%, 11/15/28	1,459	1,594,215
Series 2102, Class Z, 6.00%, 12/15/28	362	394,378
Series 2115, Class K, 6.00%, 1/15/29	2,261	2,429,556
Series 2142, Class Z, 6.50%, 4/15/29	759	826,414
Series 2245, Class A, 8.00%, 8/15/27	9,161	10,456,071

		$19,222,845

Federal National Mortgage Association:
Series G-8, Class E, 9.00%, 4/25/21	$323	$378,760
Series G92-44, Class ZQ, 8.00%, 7/25/22	325	361,616
Series G93-36, Class ZQ, 6.50%, 12/25/23	12,275	13,830,118
Series 1993-16, Class Z, 7.50%, 2/25/23	439	508,919
Series 1993-39, Class Z, 7.50%, 4/25/23	1,152	1,336,621
Series 1993-45, Class Z, 7.00%, 4/25/23	1,384	1,570,662
Series 1993-149, Class M, 7.00%, 8/25/23	517	585,985
Series 1993-178, Class PK, 6.50%, 9/25/23	1,057	1,185,128
Series 1993-250, Class Z, 7.00%, 12/25/23	243	257,591
Series 1994-40, Class Z, 6.50%, 3/25/24	1,078	1,209,110
Series 1994-42, Class K, 6.50%, 4/25/24	4,791	5,400,718
Series 1994-82, Class Z, 8.00%, 5/25/24	1,754	2,050,687
Series 1997-81, Class PD, 6.35%, 12/18/27	676	760,800
Series 2000-49, Class A, 8.00%, 3/18/27	961	1,147,944
Series 2001-81, Class HE, 6.50%, 1/25/32	2,721	3,072,760
Series 2002-1, Class G, 7.00%, 7/25/23	697	790,359

		$34,447,778

Government National Mortgage Association:
Series 1998-19, Class ZB, 6.50%, 7/20/28	$600	$679,333

Total Collateralized Mortgage Obligations
(identified cost $50,493,217)		$54,349,956

U.S. Government Agency Obligations — 14.3%

	Principal
	Amount
Security	(000’s omitted)	Value

Federal Farm Credit Bank:
5.75%, 12/7/28	$5,000	$6,375,245
5.77%, 1/5/27	5,000	6,318,455

		$12,693,700

Federal Home Loan Bank:
4.125%, 12/13/19	$5,000	$5,683,535
4.125%, 3/13/20	26,460	29,771,496
4.75%, 3/10/23	4,500	5,281,218
5.365%, 9/9/24	6,445	7,963,255
5.375%, 8/15/24	14,700	18,058,039
5.625%, 6/11/21	17,000	21,218,176
5.75%, 6/12/26	2,720	3,466,757

		$91,442,476

United States Agency for International Development — Israel:
0.00%, 5/1/20	$2,200	$1,774,379
5.50%, 9/18/23	26,850	34,070,824
5.50%, 4/26/24	16,015	20,351,013

		$56,196,216

Total U.S. Government Agency Obligations
(identified cost $141,418,357)		$160,332,392

See Notes to Financial Statements.
22

Government Obligations Portfolio

October 31, 2011

Portfolio of Investments — continued

U.S. Treasury Obligations — 4.0%

	Principal
	Amount
Security	(000’s omitted)	Value

U.S. Treasury Bond, 1.00%, 7/15/13	$35,000	$35,462,245
U.S. Treasury Bond, 7.125%, 2/15/23(3)	6,000	8,880,936

Total U.S. Treasury Obligations
(identified cost $41,252,116)		$44,343,181

Short-Term Investments — 3.0%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(4)	$33,807	$33,807,391

Total Short-Term Investments
(identified cost $33,807,391)		$33,807,391

Total Investments — 103.8%
(identified cost $1,091,330,350)		$1,161,515,383

Other Assets, Less Liabilities — (3.8)%		$(42,006,984)

Net Assets — 100.0%		$1,119,508,399

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2011.

(2)	Weighted average fixed-rate coupon that changes/updates monthly.

(3)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(4)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2011.

See Notes to Financial Statements.
23

Government Obligations Portfolio

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Unaffiliated investments, at value (identified cost, $1,057,522,959)	$1,127,707,992
Affiliated investment, at value (identified cost, $33,807,391)	33,807,391
Interest receivable	5,619,564
Interest receivable from affiliated investment	2,742
Receivable for investments sold	918,919

Total assets	$1,168,056,608

Liabilities

Payable for investments purchased	$46,681,077
Payable for variation margin on open financial futures contracts	1,088,291
Payable to affiliates:
Investment adviser fee	658,308
Trustees’ fees	2,707
Accrued expenses	117,826

Total liabilities	$48,548,209

Net Assets applicable to investors’ interest in Portfolio	$1,119,508,399

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$1,049,041,725
Net unrealized appreciation	70,466,674

Total	$1,119,508,399

See Notes to Financial Statements.
24

Government Obligations Portfolio

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Interest	$41,144,725
Interest allocated from affiliated investment	29,254
Expenses allocated from affiliated investment	(3,494)

Total investment income	$41,170,485

Expenses

Investment adviser fee	$7,657,646
Trustees’ fees and expenses	34,422
Custodian fee	286,976
Legal and accounting services	94,765
Miscellaneous	29,672

Total expenses	$8,103,481

Deduct —
Reduction of custodian fee	$16

Total expense reductions	$16

Net expenses	$8,103,465

Net investment income	$33,067,020

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$1,036,172
Investment transactions allocated from affiliated investment	1,257
Financial futures contracts	(12,283,411)

Net realized loss	$(11,245,982)

Change in unrealized appreciation (depreciation) —
Investments	$(3,269,180)
Financial futures contracts	1,679,438

Net change in unrealized appreciation (depreciation)	$(1,589,742)

Net realized and unrealized loss	$(12,835,724)

Net increase in net assets from operations	$20,231,296

See Notes to Financial Statements.
25

Government Obligations Portfolio

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$33,067,020	$36,382,595
Net realized loss from investment transactions and financial futures contracts	(11,245,982)	(8,721,740)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	(1,589,742)	32,639,752

Net increase in net assets from operations	$20,231,296	$60,300,607

Capital transactions —
Contributions	$189,445,095	$319,591,025
Withdrawals	(289,370,516)	(137,970,491)

Net increase (decrease) in net assets from capital transactions	$(99,925,421)	$181,620,534

Net increase (decrease) in net assets	$(79,694,125)	$241,921,141

Net Assets

At beginning of year	$1,199,202,524	$957,281,383

At end of year	$1,119,508,399	$1,199,202,524

See Notes to Financial Statements.
26

Government Obligations Portfolio

October 31, 2011

Supplementary Data

	Year Ended October 31,

Ratios/Supplemental Data	2011	2010	2009	2008	2007

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.75%	0.76%	0.77%	0.80%	0.80%
Net investment income	3.08%	3.48%	3.97%	4.48%	4.60%
Portfolio Turnover	19%	22%	28%	19%	23%

Total Return	2.21%	5.95%	11.54%	4.85%	5.49%

Net assets, end of year (000’s omitted)	$1,119,508	$1,199,203	$957,281	$810,627	$687,747

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
27

Government Obligations Portfolio

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Government Obligations Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high current return. The Portfolio invests primarily in mortgage-backed securities (MBS) issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2011, Eaton Vance Government Obligations Fund, Eaton Vance Multi-Strategy Absolute Return Fund and Eaton Vance Low Duration Fund held an interest of 96.2%, 1.0% and 2.5%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned, fixed-rate 30-year mortgage-backed securities as noted below) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed-rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of

28

Government Obligations Portfolio

October 31, 2011

Notes to Financial Statements — continued

liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

2 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million, 0.6875% from $500 million up to $1 billion, 0.6250% from $1 billion up to $1.5 billion, 0.5625% from $1.5 billion up to $2 billion, 0.5000% from $2 billion up to $2.5 billion and 0.4375% of average daily net assets of $2.5 billion or more, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2011, the Portfolio’s investment adviser fee amounted to $7,657,646 or 0.71% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, aggregated $202,655,772 and $232,195,167, respectively, for the year ended October 31, 2011.

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,102,654,398

Gross unrealized appreciation	$59,513,679
Gross unrealized depreciation	(652,694)

Net unrealized appreciation	$58,860,985

5 Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

29

Government Obligations Portfolio

October 31, 2011

Notes to Financial Statements — continued

A summary of obligations under these financial instruments at October 31, 2011 is as follows:

Futures Contracts
Expiration					Net Unrealized
Month/Year	Contracts	Position	Aggregate Cost	Value	Appreciation

12/11	750 U.S. 5-Year Treasury Note	Short	$(91,998,047)	$(91,957,031)	$41,016
12/11	700 U.S. 10-Year Treasury Note	Short	(90,584,375)	(90,343,750)	240,625

					$281,641

At October 31, 2011, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Portfolio holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Portfolio purchases and sells U.S. Treasury futures contracts to hedge against changes in interest rates.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at October 31, 2011 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative

Futures contracts	$281,641	$—

(1)	Amount represents cumulative unrealized appreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended October 31, 2011 was as follows:

	Realized Gain (Loss)	Change in Unrealized
	on Derivatives Recognized	Appreciation (Depreciation) on
Derivative	in Income(1)	Derivatives Recognized in Income(2)

Futures contracts	$(12,283,411)	$1,679,438

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional amount of futures contracts outstanding during the year ended October 31, 2011, which is indicative of the volume of this derivative type, was approximately $139,462,000.

6 Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million ($450 million prior to September 12, 2011) unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% (0.10% prior to September 12, 2011) on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2011.

30

Government Obligations Portfolio

October 31, 2011

Notes to Financial Statements — continued

7 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2011, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Mortgage Pass-Throughs	$—	$868,682,463	$—	$868,682,463
Collateralized Mortgage Obligations	—	54,349,956	—	54,349,956
U.S. Government Agency Obligations	—	160,332,392	—	160,332,392
U.S. Treasury Obligations	—	44,343,181	—	44,343,181
Short-Term Investments	—	33,807,391	—	33,807,391

Total Investments	$—	$1,161,515,383	$—	$1,161,515,383

Futures Contracts	$281,641	$—	$—	$281,641

Total	$281,641	$1,161,515,383	$—	$1,161,797,024

The Portfolio held no investments or other financial instruments as of October 31, 2010 whose fair value was determined using Level 3 inputs. At October 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

31

Government Obligations Portfolio

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Government Obligations Portfolio:

We have audited the accompanying statement of assets and liabilities of Government Obligations Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Government Obligations Portfolio as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 19, 2011

32

Eaton Vance
Government Obligations Fund

October 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Government Obligations Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
with the
	Trust and		Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

33

Eaton Vance
Government Obligations Fund

October 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and		Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust	Since 2011(2)	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Mark S. Venezia 1949	President of the Portfolio	Since 2002	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

34

Eaton Vance
Government Obligations Fund

October 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	Prior to 2011, Mr. Richardson was Vice President of the Trust since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

35

Eaton Vance
Government Obligations Fund

October 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

36

Investment Adviser of Government Obligations Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Government Obligations Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

140-12/11	GOSRC

Eaton Vance High Income Opportunities Fund Annual Report October 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2011
Eaton Vance
High Income Opportunities Fund

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	18	and 40
Federal Tax Information	19
Management and Organization	41
Important Notices	44

Eaton Vance
High Income Opportunities Fund
October 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
The corporate high-yield bond market, as tracked by the BofA Merrill Lynch U.S. High Yield Index,2 posted positive results for the 12 months ending October 31, 2011, with most of those gains generated in the first half and final month of the period. Early in the period, investors sought out fixed-income investments on the riskier end of the credit spectrum because the securities historically have proven to be less interest-rate sensitive and benefit more than high-quality fixed-income investments from an improving economy.
However, in the second half of the period, high-yield bonds came under pressure due to expanding macroeconomic concerns—specifically, financial distress in the eurozone and a slowing of both the U.S. and global economies—as well as a dramatic increase in market volatility and a global flight to safety in which investors favored higher-quality securities. The downgrade of the long-term credit rating of the U.S. by Standard & Poor’s added to the gloomy backdrop. That said, high-yield bonds rallied briefly in October when investors’ appetite for riskier asset classes improved in response to Europe’s plan to combat Greece’s debt problems, expand a bailout fund and recapitalize the region’s banks, as well as fresh economic data indicating the U.S. economy wasn’t poised to move back into recession.

At the end of the period, high-yield corporate bond prices appeared to be reflecting increasing prospects for a U.S. recession, as well as a steep increase in defaults even as issuer fundamentals remained solid. By the end of October, the par-weighted market default rate was 1.03% according to J.P. Morgan, still a very low level when considered in historical context.
Spreads on high-yield bonds (their incremental yield in excess of Treasury bonds of comparable maturity) widened by 141 basis points during the 12-month period ending October 31, 2011 to 667 basis points above Treasury yields. The average price of a bond within the index finished at $98.73, down from $102.40 at the beginning of the period, with an 8.20% yield-to-worst, which indicates the lowest yield to any stated maturity or call date. Better quality high-yield bonds were leaders during the year, with BB- and B-rated6 issues returning 5.36% and 5.61%, respectively, while CCC-rated issues returned 4.06% for the period.
Fund Performance
For the fiscal year ending October 31, 2011, Eaton Vance High Income Opportunities Fund’s Class A shares at net asset value (NAV) had a total return of 5.73% . By comparison, the Fund’s primary benchmark, the BofA Merrill Lynch U.S. High Yield Index (the Index), gained 4.85% during the period.

The Fund outperformed its primary benchmark due to a combination of factors. Overweight positions in the retail and services sectors had a positive impact on results, as these groups outpaced the Index. In addition, credit selection in the broadcasting, steel, health care and containers sectors of the market bolstered results. In terms of credit quality, credit selection in the BB-rated and CCC-rated segments aided performance.
During the 12-month period, the Fund reduced its position in the more-risky CCC-rated segment of the market, at the same time increasing its holdings in BB-rated bonds by a similar amount. The majority of this defensive repositioning was done before the market weakened in the spring and summer of 2011. This allowed the Fund to purchase higher-quality names at discounted levels during the market weakness, further enhancing results relative to the Index. This strategy also caused the duration of the Fund’s portfolio to lengthen slightly, as higher-quality BB-rated bonds purchased carried slightly longer durations compared to the CCC-rated bonds sold. Although the Fund’s portfolio duration lengthened during the course of the year, it remained lower than the Index, helping the Fund to outperform during the months in which the market experienced negative performance. Furthermore, performance was helped by credit selection within the 5-10 year duration bucket.
By contrast, performance was hurt by being underweight in the technology sector as well as credit selection in that industry. Additionally, holdings in the transportation (ex air and rail) and papers sectors acted as a drag on the Fund’s performance. Elsewhere, below-Index exposure to the food and drug retail sector and the cable/satellite TV group, as well as credit selection in the auto sector, detracted from results.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
High Income Opportunities Fund
October 31, 2011
Performance2,3

Portfolio Managers Michael W. Weilheimer, CFA; Thomas P. Huggins

					Since
% Average Annual Total Returns	Inception Date	1 Year	5 Years	10 Years	Inception

Class A at NAV	3/11/2004	5.73%	5.42%	—	6.45%
Class A at 4.75% Maximum Sales Charge	—	0.67	4.41	—	5.78
Class B at NAV	8/19/1986	4.71	4.62	7.43	—
Class B at 5% Maximum Sales Charge	—	–0.18	4.35	7.43	—
Class C at NAV	6/8/1994	4.96	4.63	7.42	—
Class C at 1% Maximum Sales Charge	—	3.98	4.63	7.42	—
Class I at NAV	10/1/2009	5.76	—	—	12.96
BofA Merrill Lynch U.S. High Yield Index	—	4.85%	7.86%	8.85%	—
BofA Merrill Lynch U.S. High Yield Constrained Index	—	4.85	8.05	9.00	—

Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I

	1.04%	1.79%	1.79%	0.79%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class B of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
	Period Beginning	At NAV	Sales Charge

Class A	3/11/04	$16,128	$15,365

Class C	10/31/01	$20,468	N.A.

Class I	10/1/09	$12,892	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
High Income Opportunities Fund
October 31, 2011
Fund Profile5

Credit Quality (% of bond holdings)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance
High Income Opportunities Fund
October 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	BofA Merrill Lynch U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. BofA Merrill Lynch U.S. High Yield Constrained Index is an unmanaged index of below-investment grade U.S. corporate bonds, with issuer exposure capped at 2%. Index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

Fund profile subject to change due to active management.

5

Eaton Vance
High Income Opportunities Fund

October 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 – October 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
	(5/1/11)	(10/31/11)	(5/1/11 – 10/31/11)	Ratio

Actual
Class A	$1,000.00	$985.20	$4.85	0.97%
Class B	$1,000.00	$979.30	$8.58	1.72%
Class C	$1,000.00	$981.40	$8.59	1.72%
Class I	$1,000.00	$986.50	$3.61	0.72%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.30	$4.94	0.97%
Class B	$1,000.00	$1,016.50	$8.74	1.72%
Class C	$1,000.00	$1,016.50	$8.74	1.72%
Class I	$1,000.00	$1,021.60	$3.67	0.72%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2011. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance
High Income Opportunities Fund

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Investment in High Income Opportunities Portfolio, at value (identified cost, $482,773,191)	$476,858,650
Receivable for Fund shares sold	286,304

Total assets	$477,144,954

Liabilities

Payable for Fund shares redeemed	$1,858,018
Distributions payable	1,070,225
Payable to affiliates:
Distribution and service fees	182,303
Trustees’ fees	42
Accrued expenses	122,964

Total liabilities	$3,233,552

Net Assets	$473,911,402

Sources of Net Assets

Paid-in capital	$585,324,909
Accumulated net realized loss from Portfolio	(106,342,022)
Accumulated undistributed net investment income	843,056
Net unrealized depreciation from Portfolio	(5,914,541)

Total	$473,911,402

Class A Shares

Net Assets	$238,330,680
Shares Outstanding	55,715,163
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$4.28
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$4.49

Class B Shares

Net Assets	$40,912,561
Shares Outstanding	9,548,748
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$4.28

Class C Shares

Net Assets	$121,128,041
Shares Outstanding	28,313,868
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$4.28

Class I Shares

Net Assets	$73,540,120
Shares Outstanding	17,175,332
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$4.28

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.
7

Eaton Vance
High Income Opportunities Fund

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Interest and other income allocated from Portfolio	$40,344,464
Dividends allocated from Portfolio (net of foreign taxes, $1,993)	710,029
Expenses allocated from Portfolio	(2,991,891)

Total investment income from Portfolio	$38,062,602

Expenses

Distribution and service fees
Class A	$632,336
Class B	492,785
Class C	1,269,675
Trustees’ fees and expenses	500
Custodian fee	37,355
Transfer and dividend disbursing agent fees	428,425
Legal and accounting services	25,981
Printing and postage	82,996
Registration fees	80,353
Miscellaneous	15,419

Total expenses	$3,065,825

Net investment income	$34,996,777

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(19,838,190)
Securities sold short	(186,561)
Swap contracts	(43,780)

Net realized loss	$(20,068,531)

Change in unrealized appreciation (depreciation) —
Investments	$11,879,248
Swap contracts	(556,209)

Net change in unrealized appreciation (depreciation)	$11,323,039

Net realized and unrealized loss	$(8,745,492)

Net increase in net assets from operations	$26,251,285

See Notes to Financial Statements.
8

Eaton Vance
High Income Opportunities Fund

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$34,996,777	$34,879,925
Net realized gain (loss) from investment transactions, securities sold short and swap contracts	(20,068,531)	1,785,051
Net change in unrealized appreciation (depreciation) from investments and swap contracts	11,323,039	38,866,773

Net increase in net assets from operations	$26,251,285	$75,531,749

Distributions to shareholders —
From net investment income
Class A	$(19,463,539)	$(22,984,576)
Class B	(3,427,871)	(5,389,253)
Class C	(8,807,118)	(10,032,205)
Class I	(5,176,910)	(213,972)

Total distributions to shareholders	$(36,875,438)	$(38,620,006)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$31,008,217	$42,181,680
Class B	6,334,162	6,602,128
Class C	19,582,302	19,491,781
Class I	32,545,106	58,308,273
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	12,585,386	13,009,694
Class B	2,030,003	2,806,517
Class C	4,880,818	4,774,171
Class I	634,836	22,927
Cost of shares redeemed
Class A	(78,054,425)	(68,058,863)
Class B	(10,005,394)	(12,579,905)
Class C	(25,761,310)	(24,786,220)
Class I	(16,930,195)	(779,728)
Net asset value of shares exchanged
Class A	13,763,905	17,243,476
Class B	(13,763,905)	(17,243,476)
Redemption fees	11,566	14,816

Net increase (decrease) in net assets from Fund share transactions	$(21,138,928)	$41,007,271

Net increase (decrease) in net assets	$(31,763,081)	$77,919,014

Net Assets

At beginning of year	$505,674,483	$427,755,469

At end of year	$473,911,402	$505,674,483

Accumulated undistributed net investment income included in net assets

At end of year	$843,056	$1,149,840

See Notes to Financial Statements.
9

Eaton Vance
High Income Opportunities Fund

October 31, 2011

Financial Highlights

	Class A

	Year Ended October 31,

	2011	2010	2009	2008		2007

Net asset value — Beginning of year	$4.370	$4.020	$3.310	$5.130		$5.230

Income (Loss) From Operations

Net investment income(1)	$0.320	$0.346	$0.365	$0.419		$0.418
Net realized and unrealized gain (loss)	(0.074)	0.385	0.763	(1.823)		(0.105)

Total income (loss) from operations	$0.246	$0.731	$1.128	$(1.404)		$0.313

Less Distributions

From net investment income	$(0.336)	$(0.381)	$(0.418)	$(0.416)		$(0.413)
Tax return of capital	–	–	–	(0.000	)(2)	–

Total distributions	$(0.336)	$(0.381)	$(0.418)	$(0.416)		$(0.413)

Redemption fees(1)(2)	$0.000	$0.000	$0.000	$0.000		$0.000

Net asset value — End of year	$4.280	$4.370	$4.020	$3.310		$5.130

Total Return(3)	5.73%	19.05%	37.83%	(29.26)%		6.11%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$238,331	$264,259	$238,485	$161,603		$254,508
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	0.99%	1.04%	1.27%	1.11%		1.04%
Net investment income	7.32%	8.30%	10.93%	9.06%		7.98%
Portfolio Turnover of the Portfolio	78%	79%	72%	48%		81%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.0005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
10

Eaton Vance
High Income Opportunities Fund

October 31, 2011

Financial Highlights — continued

	Class B

	Year Ended October 31,

	2011	2010	2009	2008		2007

Net asset value — Beginning of year	$4.380	$4.030	$3.300	$5.120		$5.220

Income (Loss) From Operations

Net investment income(1)	$0.289	$0.316	$0.345	$0.383		$0.379
Net realized and unrealized gain (loss)	(0.085)	0.385	0.773	(1.826)		(0.107)

Total income (loss) from operations	$0.204	$0.701	$1.118	$(1.443)		$0.272

Less Distributions

From net investment income	$(0.304)	$(0.351)	$(0.388)	$(0.377)		$(0.372)
Tax return of capital	–	–	–	(0.000	)(2)	–

Total distributions	$(0.304)	$(0.351)	$(0.388)	$(0.377)		$(0.372)

Redemption fees(1)(2)	$0.000	$0.000	$0.000	$0.000		$0.000

Net asset value — End of year	$4.280	$4.380	$4.030	$3.300		$5.120

Total Return(3)	4.71%	18.17%	37.31%	(29.93)%		5.30%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$40,913	$57,156	$72,245	$89,480		$221,436
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.74%	1.79%	2.02%	1.86%		1.78%
Net investment income	6.58%	7.58%	10.56%	8.23%		7.23%
Portfolio Turnover of the Portfolio	78%	79%	72%	48%		81%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.0005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
11

Eaton Vance
High Income Opportunities Fund

October 31, 2011

Financial Highlights — continued

	Class C

	Year Ended October 31,

	2011	2010	2009	2008		2007

Net asset value — Beginning of year	$4.370	$4.020	$3.300	$5.110		$5.220

Income (Loss) From Operations

Net investment income(1)	$0.287	$0.315	$0.341	$0.383		$0.378
Net realized and unrealized gain (loss)	(0.073)	0.386	0.767	(1.816)		(0.116)

Total income (loss) from operations	$0.214	$0.701	$1.108	$(1.433)		$0.262

Less Distributions

From net investment income	$(0.304)	$(0.351)	$(0.388)	$(0.377)		$(0.372)
Tax return of capital	–	–	–	(0.000	)(2)	–

Total distributions	$(0.304)	$(0.351)	$(0.388)	$(0.377)		$(0.372)

Redemption fees(1)(2)	$0.000	$0.000	$0.000	$0.000		$0.000

Net asset value — End of year	$4.280	$4.370	$4.020	$3.300		$5.110

Total Return(3)	4.96%	18.21%	36.97%	(29.79)%		5.09%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$121,128	$125,403	$115,927	$89,841		$162,153
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.74%	1.79%	2.02%	1.86%		1.79%
Net investment income	6.56%	7.55%	10.26%	8.28%		7.22%
Portfolio Turnover of the Portfolio	78%	79%	72%	48%		81%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.0005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
12

Eaton Vance
High Income Opportunities Fund

October 31, 2011

Financial Highlights — continued

	Class I

	Year Ended October 31,
			Period Ended
	2011	2010	October 31, 2009(1)

Net asset value — Beginning of period	$4.380	$4.020	$3.980

Income (Loss) From Operations

Net investment income(2)	$0.331	$0.353	$0.019
Net realized and unrealized gain (loss)	(0.083)	0.398	0.057

Total income from operations	$0.248	$0.751	$0.076

Less Distributions

From net investment income	$(0.348)	$(0.391)	$(0.036)

Total distributions	$(0.348)	$(0.391)	$(0.036)

Redemption fees(2)	$0.000 (3)	$0.000 (3)	$–

Net asset value — End of period	$4.280	$4.380	$4.020

Total Return(4)	5.76%	19.60%	1.92	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$73,540	$58,856	$1,099
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	0.74%	0.79%	1.02	%(8)
Net investment income	7.55%	8.43%	11.17	%(8)
Portfolio Turnover of the Portfolio	78%	79%	72	%(9)

(1)	For the period from the start of business, October 1, 2009, to October 31, 2009.
(2)	Computed using average shares outstanding.
(3)	Amount is less than $0.0005.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(5)	Not annualized.
(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(8)	Annualized.
(9)	For the Portfolio’s fiscal year ended October 31, 2009.

See Notes to Financial Statements.
13

Eaton Vance
High Income Opportunities Fund

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance High Income Opportunities Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning on January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in High Income Opportunities Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objectives and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (55.0% at October 31, 2011). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $93,999,387 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($33,167,924), October 31, 2017 ($42,283,452) and October 31, 2019 ($18,548,011). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2011.

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

14

Eaton Vance
High Income Opportunities Fund

October 31, 2011

Notes to Financial Statements — continued

H Redemption Fees — Upon the redemption or exchange of shares by Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. Effective January 1, 2011, Class A and Class I shares are no longer subject to a redemption fee.

I Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2 Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2011 and October 31, 2010 was as follows:

	Year Ended October 31,

	2011	2010

Distributions declared from:
Ordinary income	$36,875,438	$38,620,006

During the year ended October 31, 2011, accumulated undistributed net investment income was increased by $1,571,877, accumulated net realized loss was increased by $1,587,375 and paid-in capital was increased by $15,498 due to differences between book and tax accounting, primarily for swap contracts, premium amortization, investments in partnerships, paydown gain (loss) and defaulted bond interest. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$2,422,805
Capital loss carryforward	$(93,999,387)
Net unrealized depreciation	$(18,766,700)
Other temporary differences	$(1,070,225)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, swap contracts, premium amortization, investments in partnerships, the timing of recognizing distributions to shareholders, defaulted bond interest and partnership allocations.

3 Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2011, EVM earned $21,729 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $69,207 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2011. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

15

Eaton Vance
High Income Opportunities Fund

October 31, 2011

Notes to Financial Statements — continued

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2011 amounted to $632,336 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2011, the Fund paid or accrued to EVD $369,589 and $952,256 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2011, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $24,522,000 and $53,085,000, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2011 amounted to $123,196 and $317,419 for Class B and Class C shares, respectively.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2011, the Fund was informed that EVD received approximately $2,000, $96,000 and $7,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6 Investment Transactions

For the year ended October 31, 2011, increases and decreases in the Fund’s investment in the Portfolio aggregated $81,912,056 and $87,826,498, respectively.

16

Eaton Vance
High Income Opportunities Fund

October 31, 2011

Notes to Financial Statements — continued

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,

Class A	2011	2010

Sales	7,071,920	10,142,843
Issued to shareholders electing to receive payments of distributions in Fund shares	2,876,910	3,111,988
Redemptions	(17,782,503)	(16,248,873)
Exchange from Class B shares	3,134,854	4,118,357

Net increase (decrease)	(4,698,819)	1,124,315

	Year Ended October 31,

Class B	2011	2010

Sales	1,449,362	1,580,952
Issued to shareholders electing to receive payments of distributions in Fund shares	463,285	671,695
Redemptions	(2,281,816)	(3,041,203)
Exchange to Class A shares	(3,128,458)	(4,106,983)

Net decrease	(3,497,627)	(4,895,539)

	Year Ended October 31,

Class C	2011	2010

Sales	4,443,358	4,662,203
Issued to shareholders electing to receive payments of distributions in Fund shares	1,116,773	1,142,592
Redemptions	(5,911,865)	(5,952,396)

Net decrease	(351,734)	(147,601)

	Year Ended October 31,

Class I	2011	2010

Sales	7,428,164	13,344,162
Issued to shareholders electing to receive payments of distributions in Fund shares	145,854	5,396
Redemptions	(3,836,757)	(184,673)

Net increase	3,737,261	13,164,885

For the years ended October 31, 2011 and October 31, 2010, the Fund received $11,566 and $14,816, respectively, in redemption fees.

17

Eaton Vance
High Income Opportunities Fund

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance High Income Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Income Opportunities Fund (“the Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance High Income Opportunities Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2011

18

Eaton Vance
High Income Opportunities Fund

October 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $712,022 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2011 ordinary income dividends, 1.71% qualifies for the corporate dividends received deduction.

19

High Income Opportunities Portfolio

October 31, 2011

Portfolio of Investments

Corporate Bonds & Notes — 83.9%

	Principal Amount
Security	(000’s omitted)	Value

Aerospace — 0.4%

Alliant Techsystems, Inc., 6.875%, 9/15/20	$690	$712,425
Huntington Ingalls Industries, Inc., 6.875%, 3/15/18(1)	770	779,625
Huntington Ingalls Industries, Inc., 7.125%, 3/15/21(1)	1,915	1,948,513

		$3,440,563

Aerospace and Defense — 0.6%

TransDigm, Inc., 7.75%, 12/15/18	$4,660	$5,079,400

		$5,079,400

Air Transportation — 0.2%

American Airlines, Inc., Sr. Notes, 7.50%, 3/15/16(1)	$2,445	$2,066,025

		$2,066,025

Automotive — 0.5%

Chrysler Group, LLC, Sr. Notes, 8.25%, 6/15/21(1)	$1,815	$1,669,800
Pinafore, LLC/Pinafore, Inc., Sr. Notes, 9.00%, 10/1/18(1)	2,558	2,801,010

		$4,470,810

Automotive & Auto Parts — 3.3%

Accuride Corp., Sr. Notes, 9.50%, 8/1/18	$1,340	$1,316,550
Affinia Group, Inc., Sr. Notes, 10.75%, 8/15/16(1)	1,274	1,375,920
Allison Transmission, Inc., 7.125%, 5/15/19(1)	1,065	1,038,375
American Axle & Manufacturing Holdings, Inc., Sr. Notes, 9.25%, 1/15/17(1)	3,456	3,784,320
Commercial Vehicle Group, Inc., Sr. Notes, 7.875%, 4/15/19(1)	1,095	1,073,100
Ford Motor Credit Co., LLC, Sr. Notes, 5.75%, 2/1/21	2,390	2,560,039
Ford Motor Credit Co., LLC, Sr. Notes, 8.00%, 12/15/16	4,120	4,773,436
Ford Motor Credit Co., LLC, Sr. Notes, 8.125%, 1/15/20	1,380	1,684,261
Ford Motor Credit Co., LLC, Sr. Notes, 12.00%, 5/15/15	1,305	1,649,143
General Motors Financial Co., Inc., 6.75%, 6/1/18(1)	1,375	1,397,452
Goodyear Tire & Rubber Co. (The), Sr. Notes, 10.50%, 5/15/16	884	985,660
Lear Corp., 7.875%, 3/15/18	545	589,963
Meritor, Inc., 8.125%, 9/15/15	30	28,500
Meritor, Inc., 10.625%, 3/15/18	1,235	1,281,313
Navistar International Corp., 8.25%, 11/1/21	1,805	1,971,962
Tower Automotive Holdings USA, LLC/TA Holding Finance, Inc., Sr. Notes, 10.625%, 9/1/17(1)	2,706	2,800,710
Visteon Corp., Sr. Notes, 6.75%, 4/15/19(1)	685	667,875

		$28,978,579

Banks and Thrifts — 1.1%

Ally Financial, Inc., 8.00%, 11/1/31	$3,955	$3,964,888
Ally Financial, Inc., 8.30%, 2/12/15	4,075	4,288,937
Bank of America, N.A., 5.30%, 3/15/17	1,730	1,658,480

		$9,912,305

Broadcasting — 0.9%

AMC Networks, Inc., 7.75%, 7/15/21(1)	$1,100	$1,199,000
Crown Media Holdings, Inc., 10.50%, 7/15/19(1)	945	987,525
Cumulus Media, Inc., Sr. Notes, 7.75%, 5/1/19(1)	1,370	1,267,250
XM Satellite Radio Holdings, Inc., 13.00%, 8/1/14(1)	3,575	4,084,437

		$7,538,212

Building Materials — 0.6%

Building Materials Corp. of America, Sr. Notes, 6.75%, 5/1/21(1)	$4,030	$4,191,200
Interface, Inc., Sr. Notes, 7.625%, 12/1/18	1,265	1,331,412

		$5,522,612

Cable / Satellite TV — 1.3%

Bresnan Broadband Holdings, LLC, 8.00%, 12/15/18(1)	$415	$431,600
Cablevision Systems Corp., Sr. Notes, 7.75%, 4/15/18	790	829,500
Cablevision Systems Corp., Sr. Notes, 8.625%, 9/15/17	2,020	2,201,800
CCO Holdings, LLC/CCO Capital Corp., 7.00%, 1/15/19	420	437,850
CCO Holdings, LLC/CCO Capital Corp., 7.875%, 4/30/18	1,180	1,262,600
CCO Holdings, LLC/CCO Capital Corp., 8.125%, 4/30/20	125	135,937
CSC Holdings, LLC, Sr. Notes, 6.75%, 11/15/21(1)	2,580	2,580,000
Mediacom Broadband Corp., Sr. Notes, 8.50%, 10/15/15	3,015	3,120,525

		$10,999,812

Capital Goods — 1.3%

American Railcar Industry, Sr. Notes, 7.50%, 3/1/14	$1,620	$1,636,200
Amsted Industries, Inc., Sr. Notes, 8.125%, 3/15/18(1)	2,890	3,063,400
Manitowoc Co., Inc. (The), 8.50%, 11/1/20	830	867,350
Manitowoc Co., Inc. (The), 9.50%, 2/15/18	740	795,500

See Notes to Financial Statements.
20

High Income Opportunities Portfolio

October 31, 2011

Portfolio of Investments — continued

	Principal Amount
Security	(000’s omitted)	Value

Capital Goods (continued)

RBS Global & Rexnord Corp., 11.75%, 8/1/16	$1,870	$1,982,200
Terex Corp., Sr. Notes, 10.875%, 6/1/16	2,555	2,848,825

		$11,193,475

Chemicals — 3.0%

Celanese US Holdings, LLC, 5.875%, 6/15/21	$960	$1,021,200
Celanese US Holdings, LLC, 6.625%, 10/15/18	805	873,425
CF Industries, Inc., Sr. Notes, 6.875%, 5/1/18	2,740	3,130,450
CF Industries, Inc., Sr. Notes, 7.125%, 5/1/20	2,040	2,379,150
Chemtura Corp., 7.875%, 9/1/18	1,855	1,961,662
Hexion US Finance Corp./Hexion Nova Scotia Finance, ULC, 9.00%, 11/15/20	935	820,463
INEOS Finance PLC, Sr. Notes, 9.00%, 5/15/15(1)	2,475	2,555,437
INEOS Group Holdings PLC, Sr. Sub. Notes, 8.50%, 2/15/16(1)	1,900	1,615,000
Koppers, Inc., 7.875%, 12/1/19	315	333,900
Kraton Polymers LLC, Sr. Notes, 6.75%, 3/1/19	675	654,750
Lyondell Chemical Co., Sr. Notes, 11.00%, 5/1/18	2,655	2,970,281
Nova Chemicals Corp., Sr. Notes, 8.375%, 11/1/16	1,610	1,781,062
Polymer Group, Inc., Sr. Notes, 7.75%, 2/1/19(1)	1,870	1,949,475
PolyOne Corp., Sr. Notes, 7.375%, 9/15/20	535	541,688
Polypore International, Inc., 7.50%, 11/15/17	660	676,500
Solutia, Inc., 8.75%, 11/1/17	1,420	1,553,125
Vertellus Specialties, Inc., Sr. Notes, 9.375%, 10/1/15(1)	1,085	990,063

		$25,807,631

Consumer Products — 2.5%

ACCO Brands Corp., Sr. Notes, 10.625%, 3/15/15	$1,920	$2,126,400
Amscan Holdings, Inc., Sr. Sub. Notes, 8.75%, 5/1/14	7,760	7,837,600
NBTY, Inc., 9.00%, 10/1/18	1,100	1,186,625
Revlon Consumer Products Corp., 9.75%, 11/15/15	3,560	3,835,900
Scotts Miracle-Gro Co. (The), 7.25%, 1/15/18	550	577,500
Sealy Mattress Co., Sr. Notes, 10.875%, 4/15/16(1)	2,220	2,447,550
Spectrum Brands Holdings, Inc., (PIK), 12.00%, 8/28/19	3,060	3,388,950

		$21,400,525

Containers — 1.6%

BWAY Holding Co., 10.00%, 6/15/18	$550	$566,500
Reynolds Group Holdings, Inc., 9.00%, 5/15/18(1)(2)	415	403,587
Reynolds Group Holdings, Inc., Sr. Notes, 6.875%, 2/15/21(1)	3,905	3,963,575
Reynolds Group Holdings, Inc., Sr. Notes, 7.125%, 4/15/19(1)	2,290	2,347,250
Reynolds Group Holdings, Inc., Sr. Notes, 8.75%, 10/15/16(1)	1,960	2,070,250
Reynolds Group Holdings, Inc., Sr. Notes, 9.00%, 4/15/19(1)	1,030	999,100
Reynolds Group Holdings, Inc., Sr. Notes, 9.875%, 8/15/19(1)	660	663,300
Sealed Air Corp., Sr. Notes, 8.375%, 9/15/21(1)	2,595	2,815,575

		$13,829,137

Diversified Financial Services — 3.3%

AWAS Aviation Capital, Ltd., Sr. Notes, 7.00%, 10/17/16(1)	$2,102	$2,101,800
CIT Group, Inc., 7.00%, 5/1/15	2,000	2,002,500
CIT Group, Inc., Sr. Notes, 5.25%, 4/1/14(1)	2,605	2,605,000
CIT Group, Inc., Sr. Notes, 7.00%, 5/1/17	4,900	4,906,125
E*Trade Financial Corp., Sr. Notes, (PIK), 12.50%, 11/30/17	3,740	4,329,050
International Lease Finance Corp., Sr. Notes, 5.875%, 5/1/13	640	640,000
International Lease Finance Corp., Sr. Notes, 6.25%, 5/15/19	2,085	1,970,256
International Lease Finance Corp., Sr. Notes, 8.25%, 12/15/20	1,565	1,623,688
International Lease Finance Corp., Sr. Notes, 8.75%, 3/15/17	1,230	1,299,495
International Lease Finance Corp., Sr. Notes, MTN, 5.65%, 6/1/14	3,100	2,991,500
TransUnion LLC/TransUnion Financing Corp., 11.375%, 6/15/18	3,775	4,218,562

		$28,687,976

Diversified Media — 4.2%

Catalina Marketing Corp., 11.625%, 10/1/17(1)	$3,090	$3,032,063
Catalina Marketing Corp., (PIK), 10.50%, 10/1/15(1)	14,135	14,241,012
Checkout Holding Corp., Sr. Notes, 0.00%, 11/15/15(1)	2,755	1,460,150
Clear Channel Worldwide Holdings, Inc., 9.25%, 12/15/17	1,515	1,651,350
LBI Media, Inc., Sr. Disc. Notes, 11.00%, 10/15/13	1,080	966,600
LBI Media, Inc., Sr. Notes, 9.25%, 4/15/19(1)	1,860	1,729,800
MDC Partners, Inc., 11.00%, 11/1/16	3,635	3,953,062
Nielsen Finance, LLC, 11.50%, 5/1/16	1,216	1,401,440
Nielsen Finance, LLC, Sr. Notes, 11.625%, 2/1/14	143	165,165
WMG Acquisition Corp., Sr. Notes, 9.50%, 6/15/16(1)	600	639,000
WMG Acquisition Corp., Sr. Notes, 9.50%, 6/15/16	2,990	3,184,350
WMG Acquisition Corp., Sr. Notes, 11.50%, 10/1/18(1)	3,710	3,719,275

		$36,143,267

See Notes to Financial Statements.
21

High Income Opportunities Portfolio

October 31, 2011

Portfolio of Investments — continued

	Principal Amount
Security	(000’s omitted)	Value

Energy — 8.7%

AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Notes, 6.25%, 8/20/19	$1,260	$1,253,700
Antero Resources Finance Corp., Sr. Notes, 7.25%, 8/1/19(1)	1,055	1,091,925
ATP Oil & Gas Corp., Sr. Notes, 11.875%, 5/1/15	4,560	3,807,600
Basic Energy Services, Inc., 7.75%, 2/15/19(1)	680	683,400
Berry Petroleum Co., Sr. Notes, 10.25%, 6/1/14	1,905	2,166,938
Bill Barrett Corp., 7.625%, 10/1/19	1,660	1,759,600
Bill Barrett Corp., 9.875%, 7/15/16	385	427,350
Calfrac Holdings, LP, Sr. Notes, 7.50%, 12/1/20(1)	825	796,125
Carrizo Oil & Gas, Inc., 8.625%, 10/15/18	4,800	4,896,000
CHC Helicopter SA, Sr. Notes, 9.25%, 10/15/20(1)	4,105	3,715,025
Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19(1)	1,025	1,055,750
Coffeyville Resources, LLC/Coffeyville Finance, Inc., Sr. Notes, 9.00%, 4/1/15(1)	2,286	2,474,595
Concho Resources, Inc., 6.50%, 1/15/22	1,340	1,413,700
Concho Resources, Inc., Sr. Notes, 7.00%, 1/15/21	1,585	1,719,725
Continental Resources, Inc., 7.125%, 4/1/21	670	726,950
Continental Resources, Inc., 7.375%, 10/1/20	280	305,200
Denbury Resources, Inc., 8.25%, 2/15/20	1,639	1,819,290
Denbury Resources, Inc., Sr. Sub. Notes, 9.75%, 3/1/16	3,050	3,393,125
Frac Tech Services, LLC/Frac Tech Finance, Inc., 7.625%, 11/15/18(1)	4,000	4,200,000
Frontier Oil Corp., 6.875%, 11/15/18	530	543,250
GMX Resources, Inc., 11.375%, 2/15/19(1)	1,060	768,500
Harvest Operations Corp., 6.875%, 10/1/17(1)	800	830,000
Holly Corp., 9.875%, 6/15/17	1,710	1,881,000
Oasis Petroleum, Inc., 6.50%, 11/1/21	890	896,675
OGX Petroleo E Gas Participacoes SA, 8.50%, 6/1/18(1)	4,740	4,740,000
Oil States International, Inc., 6.50%, 6/1/19	3,335	3,510,088
Petroleum Development Corp., Sr. Notes, 12.00%, 2/15/18	1,570	1,711,300
Petroplus Finance, Ltd., 7.00%, 5/1/17(1)	1,480	1,132,200
Petroplus Finance, Ltd., Sr. Notes, 9.375%, 9/15/19(1)	1,465	1,164,675
Precision Drilling Corp., 6.625%, 11/15/20	1,000	1,067,500
Precision Drilling Corp., Sr. Notes, 6.50%, 12/15/21(1)	2,210	2,342,600
Quicksilver Resources, Inc., Sr. Notes, 11.75%, 1/1/16	2,720	3,087,200
Range Resources Corp., 6.75%, 8/1/20	1,580	1,761,700
Rosetta Resources, Inc., 9.50%, 4/15/18	1,015	1,115,231
SESI, LLC, 6.375%, 5/1/19(1)	3,445	3,531,125
SESI, LLC, Sr. Notes, 6.875%, 6/1/14	700	703,500
Venoco, Inc., 11.50%, 10/1/17	540	564,300
Venoco, Inc., Sr. Notes, 8.875%, 2/15/19	3,745	3,529,662
W&T Offshore, Inc., Sr. Notes, 8.50%, 6/15/19(1)	2,735	2,803,375

		$75,389,879

Entertainment / Film — 0.7%

Cinemark USA, Inc., 7.375%, 6/15/21	$695	$696,738
NAI Entertainment Holdings, LLC, Sr. Notes, 8.25%, 12/15/17(1)	825	872,437
Regal Cinemas Corp., 8.625%, 7/15/19	545	585,875
Regal Entertainment Group, 9.125%, 8/15/18	2,190	2,354,250
Ticketmaster Entertainment, Inc., 10.75%, 8/1/16	1,255	1,317,750

		$5,827,050

Environmental — 0.3%

Casella Waste Systems, Inc., 7.75%, 2/15/19	$405	$390,825
Casella Waste Systems, Inc., Sr. Notes, 11.00%, 7/15/14	650	705,250
Clean Harbors, Inc., Sr. Notes, 7.625%, 8/15/16	1,025	1,089,063

		$2,185,138

Food / Beverage / Tobacco — 1.0%

ASG Consolidated, LLC/ASG Finance, Inc., Sr. Notes, 15.00%, 5/15/17(1)	$1,866	$1,811,883
ASG Consolidated, LLC/ASG Finance, Inc., Sr. Sub. Notes, 10.75%, 5/15/16(1)	3,465	3,490,987
Michael Foods, Inc., 9.75%, 7/15/18	2,695	2,823,013
Pinnacle Foods Finance, LLC, 10.625%, 4/1/17	425	442,000

		$8,567,883

Gaming — 6.1%

Buffalo Thunder Development Authority, 9.375%, 12/15/14(1)(3)	$5,755	$2,043,025
CCM Merger, Inc., 8.00%, 8/1/13(1)	890	849,950
Harrah’s Operating Co., Inc., 5.375%, 12/15/13	1,095	985,500
Harrah’s Operating Co., Inc., 5.625%, 6/1/15	7,630	5,226,550
Harrah’s Operating Co., Inc., 10.00%, 12/15/15	1,680	1,520,400
Harrah’s Operating Co., Inc., Sr. Notes, 10.00%, 12/15/18	670	508,363
Harrah’s Operating Co., Inc., Sr. Notes, 11.25%, 6/1/17	3,760	4,042,000
Harrah’s Operating Co., Inc., Sr. Notes, 12.75%, 4/15/18	4,385	3,880,725
Inn of the Mountain Gods Resort & Casino, Sr. Notes, 8.75%, 11/30/20(1)	993	973,140
Inn of the Mountain Gods Resort & Casino, Sr. Notes, (PIK), 1.25%, 11/30/20(1)	2,287	1,306,793

See Notes to Financial Statements.
22

High Income Opportunities Portfolio

October 31, 2011

Portfolio of Investments — continued

	Principal Amount
Security	(000’s omitted)	Value

Gaming (continued)

Mandalay Resort Group, 7.625%, 7/15/13	$855	$850,725
MCE Finance, Ltd., Sr. Notes, 10.25%, 5/15/18	2,100	2,215,500
MGM Resorts International, 6.75%, 4/1/13	2,985	2,981,269
MGM Resorts International, Sr. Notes, 9.00%, 3/15/20	680	754,800
MGM Resorts International, Sr. Notes, 10.375%, 5/15/14	1,305	1,461,600
MGM Resorts International, Sr. Notes, 11.125%, 11/15/17	1,350	1,539,000
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 6.875%, 2/15/15	2,930	1,486,975
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 7.125%, 8/15/14	2,760	1,476,600
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 8.00%, 4/1/12	2,765	1,873,287
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 11.50%, 11/1/17(1)	1,620	1,518,750
Peninsula Gaming, LLC, 8.375%, 8/15/15	1,195	1,233,837
Peninsula Gaming, LLC, 10.75%, 8/15/17	2,880	2,980,800
SugarHouse HSP Gaming Property, LP/SugarHouse HSP Gaming Finance Corp., 8.625%, 4/15/16(1)	745	769,213
Tunica-Biloxi Gaming Authority, Sr. Notes, 9.00%, 11/15/15(1)	3,605	3,605,000
Waterford Gaming, LLC, Sr. Notes, 8.625%, 9/15/14(1)(4)	3,776	2,176,260
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp., 7.75%, 8/15/20	4,335	4,790,175

		$53,050,237

Health Care — 6.4%

Accellent, Inc., Sr. Notes, 8.375%, 2/1/17	$3,345	$3,428,625
Alere, Inc., Sr. Notes, 7.875%, 2/1/16	1,050	1,044,750
American Renal Holdings, Sr. Notes, 8.375%, 5/15/18	550	577,500
AMGH Merger Sub, Inc., 9.25%, 11/1/18(1)	1,530	1,598,850
Biomet, Inc., 11.625%, 10/15/17	8,115	8,885,925
Biomet, Inc., (PIK), 10.375%, 10/15/17	1,435	1,556,975
Capella Healthcare, Inc., 9.25%, 7/1/17(1)	640	662,400
ConvaTec Healthcare E SA, Sr. Notes, 10.50%, 12/15/18(1)	5,685	5,500,237
Emdeon, Inc., 11.00%, 12/31/19(1)	640	668,800
Emergency Medical Services Corp., 8.125%, 6/1/19(1)	3,640	3,658,200
Endo Pharmaceuticals Holdings, Inc., 7.00%, 7/15/19(1)	1,305	1,415,925
Endo Pharmaceuticals Holdings, Inc., 7.00%, 12/15/20(1)	1,200	1,290,000
Endo Pharmaceuticals Holdings, Inc., 7.25%, 1/15/22(1)	555	600,788
HCA, Inc., 7.50%, 2/15/22	4,325	4,422,312
HCA, Inc., Sr. Notes, 9.875%, 2/15/17	1,427	1,566,133
Immucor, Inc., Sr. Notes, 11.125%, 8/15/19(1)	1,175	1,222,000
inVentiv Health, Inc., Sr. Notes, 10.00%, 8/15/18(1)	935	902,275
Kinetic Concepts, Inc./KCI USA, Inc., 10.50%, 11/1/18(1)	2,575	2,610,406
Multiplan, Inc., 9.875%, 9/1/18(1)	2,800	2,898,000
Patheon, Inc., Sr. Notes, 8.625%, 4/15/17(1)	1,080	923,400
Res-Care, Inc., Sr. Notes, 10.75%, 1/15/19	2,375	2,434,375
Rotech Healthcare, Inc., 10.50%, 3/15/18	1,915	1,532,000
Stewart Enterprises, Inc., 6.50%, 4/15/19	545	536,825
STHI Holding Corp., 8.00%, 3/15/18(1)	1,395	1,429,875
Teleflex, Inc., 6.875%, 6/1/19	545	566,800
Warner Chilcott Co., LLC, 7.75%, 9/15/18	3,255	3,409,613

		$55,342,989

Homebuilders / Real Estate — 1.0%

CB Richard Ellis Service, Inc., 6.625%, 10/15/20	$2,625	$2,677,500
CB Richard Ellis Service, Inc., Sr. Sub. Notes, 11.625%, 6/15/17	5,470	6,358,875

		$9,036,375

Insurance — 0.3%

Alliant Holdings I, Inc., 11.00%, 5/1/15(1)	$1,500	$1,554,375
HUB International Holdings, Inc., Sr. Notes, 9.00%, 12/15/14(1)	670	670,000
USI Holdings Corp., Sr. Notes, 4.161%, 11/15/14(1)(5)	785	710,425

		$2,934,800

Leisure — 1.1%

NCL Corp, Ltd., Sr. Notes, 11.75%, 11/15/16	$2,615	$3,020,325
Royal Caribbean Cruises, Sr. Notes, 6.875%, 12/1/13	110	115,225
Royal Caribbean Cruises, Sr. Notes, 7.00%, 6/15/13	1,750	1,841,875
Royal Caribbean Cruises, Sr. Notes, 7.25%, 6/15/16	535	569,775
Royal Caribbean Cruises, Sr. Notes, 7.25%, 3/15/18	1,355	1,415,975
Royal Caribbean Cruises, Sr. Notes, 11.875%, 7/15/15	575	685,687
Seven Seas Cruises, S. DE R.L., LLC, 9.125%, 5/15/19(1)	960	984,000
Vail Resorts, Inc., Sr. Sub. Notes, 6.50%, 5/1/19(1)	700	701,750

		$9,334,612

Metals / Mining — 4.9%

Alpha Natural Resources, Inc., 6.00%, 6/1/19	$2,730	$2,723,175
Alpha Natural Resources, Inc., 6.25%, 6/1/21	2,060	2,044,550
Arch Coal, Inc., 7.00%, 6/15/19(1)	2,720	2,828,800
Arch Coal, Inc., 7.25%, 10/1/20	925	964,312

See Notes to Financial Statements.
23

High Income Opportunities Portfolio

October 31, 2011

Portfolio of Investments — continued

	Principal Amount
Security	(000’s omitted)	Value

Metals / Mining (continued)

Arch Coal, Inc., 7.25%, 6/15/21(1)	$2,720	$2,815,200
Arch Coal, Inc., Sr. Notes, 8.75%, 8/1/16	765	839,588
CII Carbon, LLC, 11.125%, 11/15/15(1)	1,755	1,857,094
CII Carbon, LLC, Sr. Notes, 8.00%, 12/1/18(1)	2,435	2,495,875
Cloud Peak Energy Resources, LLC/Cloud Peak Energy Finance Corp., 8.50%, 12/15/19	1,555	1,671,625
Consol Energy, Inc., 8.00%, 4/1/17	1,630	1,793,000
Consol Energy, Inc., 8.25%, 4/1/20	1,365	1,501,500
FMG Resources PTY, Ltd., Sr. Notes, 7.00%, 11/1/15(1)	6,650	6,683,250
FMG Resources PTY, Ltd., Sr. Notes, 8.25%, 11/1/19(1)	5,155	5,232,325
Novelis, Inc., 8.375%, 12/15/17	1,025	1,112,125
Novelis, Inc., 8.75%, 12/15/20	2,645	2,896,275
Quadra FNX Mining, Ltd., Sr. Notes, 7.75%, 6/15/19(1)	3,720	3,627,000
SunCoke Energy, Inc., 7.625%, 8/1/19(1)	1,315	1,334,725

		$42,420,419

Paper — 1.8%

Boise Paper Holdings, LLC, 8.00%, 4/1/20	$545	$576,337
Boise Paper Holdings, LLC, 9.00%, 11/1/17	2,200	2,365,000
Domtar Corp., Sr. Notes, 10.75%, 6/1/17	2,300	2,898,000
Longview Fibre Paper & Packaging, Inc., Sr. Notes, 8.00%, 6/1/16(1)	1,375	1,402,500
Sappi Papier Holdings GmbH, Sr. Notes, 6.625%, 4/15/21(1)	3,735	3,417,525
Verso Paper Holdings, LLC/Verso Paper, Inc., 8.75%, 2/1/19	2,030	1,471,750
Verso Paper Holdings, LLC/Verso Paper, Inc., 11.375%, 8/1/16	4,915	3,661,675
Verso Paper Holdings, LLC/Verso Paper, Inc., Sr. Notes, 4.004%, 8/1/14(5)	245	182,525

		$15,975,312

Railroad — 0.1%

Kansas City Southern Mexico, Sr. Notes, 6.125%, 6/15/21	$755	$792,750

		$792,750

Restaurants — 0.6%

NPC International, Inc., Sr. Sub. Notes, 9.50%, 5/1/14	$4,835	$4,943,788

		$4,943,788

Services — 5.4%

Abengoa Finance SAU, 8.875%, 11/1/17(1)	$4,060	$4,120,900
AE Escrow Corp., 9.75%, 3/15/20(1)	2,550	2,664,750
Aramark Holdings Corp., Sr. Notes, (PIK), 8.625%, 5/1/16(1)	930	969,525
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc., 9.625%, 3/15/18	2,990	3,139,500
Education Management, LLC, Sr. Notes, 8.75%, 6/1/14	1,905	1,895,475
Hertz Corp., 7.50%, 10/15/18	20	20,950
Laureate Education, Inc., 10.00%, 8/15/15(1)	7,020	7,090,200
Laureate Education, Inc., 11.75%, 8/15/17(1)	4,825	4,921,500
Laureate Education, Inc., (PIK), 10.25%, 8/15/15(1)	12,478	12,664,941
RSC Equipment Rental, Inc., 10.25%, 11/15/19	1,330	1,463,000
RSC Equipment Rental, Inc., Sr. Notes, 10.00%, 7/15/17(1)	3,540	3,964,800
Rural/Metro Corp., Sr. Notes, 10.125%, 7/15/19(1)	1,140	1,122,900
Sitel, LLC/Sitel Finance Corp., Sr. Notes, 11.50%, 4/1/18	830	676,450
United Rentals North America, Inc., 10.875%, 6/15/16	2,095	2,377,825

		$47,092,716

Steel — 0.2%

JMC Steel Group, Inc., Sr. Notes, 8.25%, 3/15/18(1)	$1,390	$1,383,050
RathGibson, Inc., Sr. Notes, 11.25%, 2/15/14(3)(4)	5,225	523

		$1,383,573

Super Retail — 5.6%

Academy, Ltd./Academy Finance Corp., 9.25%, 8/1/19(1)	$2,880	$2,908,800
Express, LLC/Express Finance Corp., 8.75%, 3/1/18	6,260	6,745,150
Limited Brands, Inc., 6.625%, 4/1/21	5,170	5,454,350
Limited Brands, Inc., 8.50%, 6/15/19	3,620	4,235,400
Michaels Stores, Inc., 7.75%, 11/1/18	575	586,500
Michaels Stores, Inc., 11.375%, 11/1/16	1,175	1,230,824
Michaels Stores, Inc., (0.00% until 11/1/11), 13.00%, 11/1/16	895	955,413
Pantry, Inc., 7.75%, 2/15/14	1,005	1,007,513
PETCO Animal Supplies, Inc., 9.25%, 12/1/18(1)	3,945	4,211,287
Sally Holdings, LLC, Sr. Notes, 10.50%, 11/15/16	9,550	10,111,062
Toys “R” Us, 10.75%, 7/15/17	5,500	6,132,500
Toys “R” Us, Sr. Notes, 7.375%, 9/1/16(1)	1,760	1,795,200
Toys “R” Us, Sr. Notes, 7.875%, 4/15/13	3,310	3,384,475

		$48,758,474

Technology — 2.8%

Advanced Micro Devices, Inc., 8.125%, 12/15/17	$1,005	$1,040,175
Advanced Micro Devices, Inc., Sr. Notes, 7.75%, 8/1/20	350	357,000

See Notes to Financial Statements.
24

High Income Opportunities Portfolio

October 31, 2011

Portfolio of Investments — continued

	Principal Amount
Security	(000’s omitted)	Value

Technology (continued)

Avaya, Inc., Sr. Notes, 9.75%, 11/1/15	$2,460	$2,189,400
Avaya, Inc., Sr. Notes, (PIK), 10.125%, 11/1/15	1,385	1,236,113
Brocade Communications Systems, Inc., Sr. Notes, 6.625%, 1/15/18	680	708,900
Brocade Communications Systems, Inc., Sr. Notes, 6.875%, 1/15/20	855	899,888
CommScope, Inc., Sr. Notes, 8.25%, 1/15/19(1)	1,310	1,296,900
First Data Corp., (PIK), 10.55%, 9/24/15	2,217	2,141,024
Seagate HDD Cayman, 7.00%, 11/1/21(1)	3,435	3,383,475
SSI Investments II, Sr. Notes, 11.125%, 6/1/18	3,905	4,139,300
SunGard Data Systems, Inc., Sr. Notes, 10.625%, 5/15/15	6,375	6,900,937

		$24,293,112

Telecommunications — 6.5%

CenturyLink, Inc., Sr. Notes, 6.45%, 6/15/21	$5,440	$5,474,724
Digicel Group, Ltd., Sr. Notes, 8.25%, 9/1/17(1)	3,255	3,352,650
Digicel Group, Ltd., Sr. Notes, 12.00%, 4/1/14(1)	1,940	2,211,600
EH Holding Corp., Sr. Notes, 6.50%, 6/15/19(1)	3,430	3,524,325
Equinix, Inc., Sr. Notes, 7.00%, 7/15/21	1,335	1,425,113
GCI, Inc., Sr. Notes, 6.75%, 6/1/21	685	673,013
Intelsat Bermuda, Ltd., 11.25%, 6/15/16	1,415	1,496,362
Intelsat Jackson Holdings, Ltd., 9.50%, 6/15/16	1,613	1,687,601
Intelsat Luxembourg SA, 11.50%, 2/4/17(1)	4,140	4,150,350
Intelsat Luxembourg SA, (PIK), 11.50%, 2/4/17	1,461	1,464,433
Nextel Communications, Inc., Series E, 6.875%, 10/31/13	5,475	5,433,937
NII Capital Corp., 8.875%, 12/15/19	3,235	3,412,925
SBA Telecommunications, Inc., 8.00%, 8/15/16	1,145	1,236,600
SBA Telecommunications, Inc., 8.25%, 8/15/19	765	839,588
Sprint Nextel Corp., Sr. Notes, 6.00%, 12/1/16	3,185	2,786,875
Telesat Canada/Telesat, LLC, Sr. Notes, 11.00%, 11/1/15	4,980	5,440,650
Telesat Canada/Telesat, LLC, Sr. Sub. Notes, 12.50%, 11/1/17	4,060	4,552,275
Wind Acquisition Finance SA, Sr. Notes, (PIK), 12.25%, 7/15/17(1)	5,177	4,550,429
Windstream Corp., 7.75%, 10/1/21	2,445	2,561,137

		$56,274,587

Textiles / Apparel — 0.4%

Phillips-Van Heusen Corp., Sr. Notes, 7.75%, 11/15/23	$2,950	$3,096,232

		$3,096,232

Transportation Ex Air / Rail — 1.1%

CEVA Group PLC, Sr. Notes, 8.375%, 12/1/17(1)	$4,135	$3,876,562
CEVA Group PLC, Sr. Notes, 11.50%, 4/1/18(1)	2,815	2,554,613
CEVA Group PLC, Sr. Notes, 11.625%, 10/1/16(1)	2,065	2,095,975
CMA CGM SA, 8.50%, 4/15/17(1)	3,095	1,392,750

		$9,919,900

Utilities — 4.1%

AES Corp. (The), Sr. Notes, 7.375%, 7/1/21(1)	$1,375	$1,478,125
Calpine Construction Finance Co. LP/CCFC Finance Corp., Sr. Notes, 8.00%, 6/1/16(1)	3,315	3,547,050
Calpine Corp., Sr. Notes, 7.50%, 2/15/21(1)	6,870	7,247,850
Dolphin Subsidiary II, Inc., Sr. Notes, 6.50%, 10/15/16(1)	1,910	2,067,575
Dolphin Subsidiary II, Inc., Sr. Notes, 7.25%, 10/15/21(1)	3,875	4,165,625
Dynegy Holdings, LLC, 7.625%, 10/15/26	3,205	1,939,025
Dynegy Holdings, LLC, Sr. Notes, 7.75%, 6/1/19	820	537,100
Edison Mission Energy, Sr. Notes, 7.50%, 6/15/13	2,025	1,954,125
GenOn Energy, Inc., Sr. Notes, 9.875%, 10/15/20	3,720	3,943,200
NRG Energy, Inc., 7.875%, 5/15/21(1)	2,090	2,121,350
NRG Energy, Inc., 8.25%, 9/1/20	3,315	3,447,600
Reliant Energy, Inc., Sr. Notes, 7.625%, 6/15/14	370	379,250
TXU Texas Competitive Electric Holdings Co., LLC, Sr. Notes, 11.50%, 10/1/20(1)	3,665	3,170,225

		$35,998,100

Total Corporate Bonds & Notes
(identified cost $723,667,750)		$727,688,255

Senior Floating-Rate Interests — 4.5%(6)

	Principal Amount
Borrower/Tranche Description	(000’s omitted)	Value

Automotive — 0.2%

Chrysler Group, LLC, Term Loan, 6.00%, Maturing 5/24/17	$1,696	$1,607,076

		$1,607,076

Broadcasting — 1.1%

HIT Entertainment, Inc., Term Loan — Second Lien, 5.77%, Maturing 2/26/13	$9,880	$9,789,430

		$9,789,430

See Notes to Financial Statements.
25

High Income Opportunities Portfolio

October 31, 2011

Portfolio of Investments — continued

	Principal Amount
Borrower/Tranche Description	(000’s omitted)	Value

Building Materials — 0.5%

Panolam Industries International, Inc., Term Loan, 8.25%, Maturing 12/31/13	$3,124	$2,849,240
Panolam Industries International, Inc., Term Loan — Second Lien, 10.00%, Maturing 6/30/14	1,422	1,227,020

		$4,076,260

Consumer Products — 0.9%

Amscan Holdings, Inc., Term Loan, 6.75%, Maturing 12/4/17	$3,861	$3,809,120
Revlon Consumer Products Corp., Term Loan, 4.75%, Maturing 11/17/17	3,836	3,821,864

		$7,630,984

Diversified Financial Services — 0.2%

First Data Corp., Term Loan, 2.99%, Maturing 9/24/14	$1,596	$1,478,930

		$1,478,930

Food Service — 0.4%

Del Monte Foods Co., Term Loan, 4.50%, Maturing 3/8/18	$3,392	$3,315,191

		$3,315,191

Gaming — 0.3%

Cannery Casino Resorts, LLC, Term Loan — Second Lien, 4.50%, Maturing 5/16/14	$1,580	$1,374,600
CCM Merger, Inc., Term Loan, 7.00%, Maturing 3/1/17	1,155	1,150,644

		$2,525,244

Insurance — 0.3%

Asurion Corp., Term Loan — Second Lien, 9.00%, Maturing 5/24/19	$2,300	$2,268,375

		$2,268,375

Transportation Ex Air / Rail — 0.2%

CEVA Group PLC, Term Loan, 5.37%, Maturing 8/31/16	$590	$549,600
CEVA Group PLC, Term Loan, 5.43%, Maturing 8/31/16	523	487,189
CEVA Group PLC, Term Loan, 5.43%, Maturing 8/31/16	1,170	1,090,385

		$2,127,174

Utilities — 0.4%

TXU Texas Competitive Electric Holdings Co., LLC, Term Loan, 3.76%, Maturing 10/10/14	$5,240	$3,949,862

		$3,949,862

Total Senior Floating-Rate Interests
(identified cost $40,291,596)		$38,768,526

Convertible Bonds — 0.6%

	Principal Amount
Security	(000’s omitted)	Value

Automotive & Auto Parts — 0.4%

Ford Motor Co., 4.25%, 11/15/16	$2,180	$3,253,650

		$3,253,650

Capital Goods — 0.2%

Greenbrier Cos., Inc., 3.50%, 4/1/18(1)	$1,810	$1,529,450

		$1,529,450

Total Convertible Bonds
(identified cost $5,581,612)		$4,783,100

Common Stocks — 2.0%

Security	Shares	Value

Building Materials — 0.3%

Panolam Holdings Co.(4)(7)(8)	3,117	$2,662,043

		$2,662,043

Consumer Products — 0.0%(9)

HF Holdings, Inc.(4)(7)(8)	13,600	$66,232

		$66,232

Energy — 0.1%

SemGroup Corp.(7)	16,378	$458,256

		$458,256

Gaming — 0.3%

Greektown Superholdings, Inc.(7)	892	$60,210
Las Vegas Sands Corp.(7)	54,500	2,558,775
Shreveport Gaming Holdings, Inc.(4)	4,858	1,409

		$2,620,394

See Notes to Financial Statements.
26

High Income Opportunities Portfolio

October 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Services — 0.1%

Geo Group, Inc. (The)(7)	26,500	$483,095

		$483,095

Steel — 0.8%

RathGibson Acquisition Co., LLC(4)(7)(8)	233,000	$7,199,700

		$7,199,700

Super Retail — 0.2%

GNC Holdings, Inc., Class A(7)	96,898	$2,398,225

		$2,398,225

Technology — 0.2%

Amkor Technology, Inc.(7)	350,000	$1,694,000

		$1,694,000

Total Common Stocks
(identified cost $10,259,394)		$17,581,945

Convertible Preferred Stocks — 1.2%

Security	Shares	Value

Automotive & Auto Parts — 0.9%

General Motors Co., 4.75%	131,495	$5,464,932
Goodyear Tire & Rubber Co. (The), 5.875%	50,000	2,511,000

		$7,975,932

Energy — 0.3%

Chesapeake Energy Corp., 4.50%	22,471	$2,172,721
Chesapeake Energy Corp., 5.00%	6,292	578,864

		$2,751,585

Total Convertible Preferred Stocks
(identified cost $12,051,900)		$10,727,517

Preferred Stocks — 0.3%

Security	Shares	Value

Banks and Thrifts — 0.3%

GMAC Capital Trust I, 8.125%	129,800	$2,720,608

		$2,720,608

Total Preferred Stocks
(identified cost $3,273,234)		$2,720,608

Miscellaneous — 0.0%(9)

Security	Shares	Value

Cable / Satellite TV — 0.0%(9)

Adelphia, Inc., Escrow Certificate(7)	7,585,000	$28,444
Adelphia, Inc., Escrow Certificate(7)	3,555,000	13,331
Adelphia Recovery Trust(7)	10,758,837	64,553

		$106,328

Gaming — 0.0%(9)

BLB Worldwide Holdings, Inc., Contingent Value Rights, Expires 11/5/17(7)(8)	5,410	$32,460

		$32,460

Health Care — 0.0%(9)

US Oncology, Inc., Escrow Certificate(7)	705,000	$8,813

		$8,813

Services — 0.0%(9)

NCS Acquisition Corp., Escrow Certificate(4)(7)	2,640,000	$182,028

		$182,028

Total Miscellaneous
(identified cost $9,984,974)		$329,629

Warrants — 0.3%

Security	Shares	Value

Energy — 0.0%(9)

SemGroup Corp., Expires 11/30/14(7)	17,240	$128,438

		$128,438

Food / Beverage / Tobacco — 0.0%(9)

ASG Consolidated, LLC/ASG Finance, Inc., Expires 5/15/18(7)	1,610	$201,250

		$201,250

Gaming — 0.3%

Peninsula Gaming, LLC, Convertible Preferred Membership Interests(4)(7)(8)	25,351	$2,307,466

		$2,307,466

See Notes to Financial Statements.
27

High Income Opportunities Portfolio

October 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Publishing / Printing — 0.0%

Reader’s Digest Association, Inc. (The), Expires 2/14/19(4)(7)(8)	17,588	$0

		$0

Total Warrants
(identified cost $172)		$2,637,154

Short-Term Investments — 5.4%

	Interest
Security	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(10)	$46,544	$46,543,756

Total Short-Term Investments
(identified cost $46,543,756)		$46,543,756

Total Investments — 98.2%
(identified cost $851,654,388)		$851,780,490

Other Assets, Less Liabilities — 1.8%		$15,216,688

Net Assets — 100.0%		$866,997,178

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

MTN	- Medium-Term Note
PIK	- Payment In Kind

(1)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2011, the aggregate value of these securities is $309,532,864 or 35.7% of the Portfolio’s net assets.

(2)	Multi-step coupon bond. Interest rate represents the rate in effect at October 31, 2011.

(3)	Currently the issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(4)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(5)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2011.

(6)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(7)	Non-income producing security.

(8)	Restricted security (see Note 5).

(9)	Amount is less than 0.05%.

(10)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2011.

See Notes to Financial Statements.
28

High Income Opportunities Portfolio

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Unaffiliated investments, at value (identified cost, $805,110,632)	$805,236,734
Affiliated investment, at value (identified cost, $46,543,756)	46,543,756
Cash	264,304
Interest and dividends receivable	17,708,191
Interest receivable from affiliated investment	2,436
Receivable for investments sold	4,405,902
Receivable for open swap contracts	1,305,089
Premium paid on open swap contracts	6,142,751

Total assets	$881,609,163

Liabilities

Payable for investments purchased	$8,507,939
Payable for open swap contracts	1,734,771
Premium received on open swap contracts	3,846,868
Payable to affiliates:
Investment adviser fee	379,777
Trustees’ fees	2,553
Accrued expenses	140,077

Total liabilities	$14,611,985

Net Assets applicable to investors’ interest in Portfolio	$866,997,178

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$867,300,758
Net unrealized depreciation	(303,580)

Total	$866,997,178

See Notes to Financial Statements.
29

High Income Opportunities Portfolio

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Interest and other income	$72,437,899
Dividends (net of foreign taxes, $3,672)	1,284,206
Interest allocated from affiliated investment	31,876
Expenses allocated from affiliated investment	(3,036)

Total investment income	$73,750,945

Expenses

Investment adviser fee	$4,791,153
Trustees’ fees and expenses	29,846
Custodian fee	261,335
Legal and accounting services	104,896
Interest expense on securities sold short	135,781
Miscellaneous	44,621

Total expenses	$5,367,632

Deduct —
Reduction of custodian fee	$678

Total expense reductions	$678

Net expenses	$5,366,954

Net investment income	$68,383,991

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(15,969,661)
Investment transactions allocated from affiliated investment	1,227
Securities sold short	(354,808)
Swap contracts	(31,323)

Net realized loss	$(16,354,565)

Change in unrealized appreciation (depreciation) —
Investments	$(696,110)
Swap contracts	(1,062,875)

Net change in unrealized appreciation (depreciation)	$(1,758,985)

Net realized and unrealized loss	$(18,113,550)

Net increase in net assets from operations	$50,270,441

See Notes to Financial Statements.
30

High Income Opportunities Portfolio

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$68,383,991	$68,174,020
Net realized gain (loss) from investment transactions, securities sold short and swap contracts	(16,354,565)	19,512,393
Net change in unrealized appreciation (depreciation) from investments and swap contracts	(1,758,985)	53,571,187

Net increase in net assets from operations	$50,270,441	$141,257,600

Capital transactions —
Contributions	$185,626,627	$104,640,446
Withdrawals	(221,059,169)	(104,594,857)

Net increase (decrease) in net assets from capital transactions	$(35,432,542)	$45,589

Net increase in net assets	$14,837,899	$141,303,189

Net Assets

At beginning of year	$852,159,279	$710,856,090

At end of year	$866,997,178	$852,159,279

See Notes to Financial Statements.
31

High Income Opportunities Portfolio

October 31, 2011

Supplementary Data

	Year Ended October 31,

Ratios/Supplemental Data	2011	2010	2009	2008	2007

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.60%	0.64%	0.79%	0.70%	0.63%
Net investment income	7.67%	8.65%	11.34%	9.38%	8.33%
Portfolio Turnover	78%	79%	72%	48%	81%

Total Return	5.90%	19.52%	38.97%	(29.08)%	6.54%

Net assets, end of year (000’s omitted)	$866,997	$852,159	$710,856	$480,061	$872,268

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
32

High Income Opportunities Portfolio

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

High Income Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Portfolio also seeks growth of capital as a secondary investment objective. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2011, Eaton Vance High Income Opportunities Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Strategic Income Fund and Eaton Vance International (Cayman Islands) Strategic Income Fund held an interest of 55.0%, 22.5%, 17.1% and 2.6%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

33

High Income Opportunities Portfolio

October 31, 2011

Notes to Financial Statements — continued

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Note 6 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

I Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties as needed. Except in

34

High Income Opportunities Portfolio

October 31, 2011

Notes to Financial Statements — continued

the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked to market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

J Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. Until the security is replaced, the Portfolio is required to repay the lender any interest, which accrues during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest payable on securities sold short is recorded as an expense.

2 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.30% of the Portfolio’s average daily net assets up to $500 million, 0.275% from $500 million up to $1 billion and at reduced rates on daily net assets of $1 billion or more; plus 3.00% of the Portfolio’s daily gross income (i.e., income other than gains from the sale of securities) when daily net assets are less than $500 million, 2.75% when daily net assets are $500 million but less than $1 billion, and at reduced rates on daily net assets of $1 billion or more, and is payable monthly. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2011, the Portfolio’s investment adviser fee amounted to $4,791,153 or 0.54% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and short sale transactions and including maturities, paydowns and principal repayments on Senior Loans, aggregated $669,679,966 and $664,364,698, respectively, for the year ended October 31, 2011.

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$856,455,897

Gross unrealized appreciation	$40,417,987
Gross unrealized depreciation	(45,093,394)

Net unrealized depreciation	$(4,675,407)

5 Restricted Securities

At October 31, 2011, the Portfolio owned the following securities (representing 1.4% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

35

High Income Opportunities Portfolio

October 31, 2011

Notes to Financial Statements — continued

	Date of
Description	Acquisition	Shares	Cost		Value

Stocks, Miscellaneous and Warrants
BLB Worldwide Holdings, Inc., Contingent Value Rights, Expires 11/5/17	11/22/10	5,410	$94,675		$32,460
HF Holdings, Inc.	10/27/09	13,600	730,450		66,232
Panolam Holdings Co.	12/30/09	3,117	1,712,791		2,662,043
Peninsula Gaming, LLC, Convertible Preferred Membership Interests	7/8/99	25,351	0	(1)	2,307,466
RathGibson Acquisition Co., LLC	6/14/10	233,000	1,236,540		7,199,700
Reader’s Digest Association, Inc. (The), Expires 2/14/19	4/26/10	17,588	0		0

Total Restricted Securities			$3,774,456		$12,267,901

(1)	Less than $0.50.

6 Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2011 is as follows:

Credit Default Swaps — Sell Protection
								Upfront	Net
			Notional	Receive				Payments	Unrealized
		Credit	Amount**	Annual		Termination	Market	Received	Appreciation
Counterparty	Reference Entity	Rating*	(000’s omitted)	Fixed Rate		Date	Value	(Paid)	(Depreciation)

Bank of America	Amkor Technology, Inc.	Ba3/BB	$1,150	5.00	%(1)	6/20/15	$5,754	$37,141	$42,895
Barclays Bank PLC	Amkor Technology, Inc.	Ba3/BB	2,000	5.00	(1)	6/20/15	10,008	100,367	110,375
Deutsche Bank	Ford Motor Co.	Ba2/BB+	1,100	5.00	(1)	9/20/16	76,586	(47,358)	29,228
Deutsche Bank	Ford Motor Co.	Ba2/BB+	1,100	5.00	(1)	9/20/16	76,586	(84,757)	(8,171)
Deutsche Bank	Ford Motor Co.	Ba2/BB+	2,100	5.00	(1)	12/20/16	142,994	(109,197)	33,797
Deutsche Bank	Freescale Semiconductor, Inc.	Caa1/CCC+	5,000	5.00	(1)	12/20/16	(689,746)	1,007,132	317,386
Deutsche Bank	Freescale Semiconductor, Inc.	Caa1/CCC+	5,000	5.00	(1)	12/20/16	(689,746)	969,831	280,085
Deutsche Bank	Freescale Semiconductor, Inc.	Caa1/CCC+	5,000	5.00	(1)	12/20/16	(689,746)	909,591	219,845
Deutsche Bank	Freescale Semiconductor, Inc.	Caa1/CCC+	5,000	5.00	(1)	12/20/16	(689,746)	822,806	133,060
Goldman Sachs, Inc.	Ford Motor Co.	Ba2/BB+	1,100	5.00	(1)	9/20/16	76,586	(54,848)	21,738
Goldman Sachs, Inc.	Ford Motor Co.	Ba2/BB+	2,100	5.00	(1)	12/20/16	142,994	(80,892)	62,102

							$(2,227,476)	$3,469,816	$1,242,340

36

High Income Opportunities Portfolio

October 31, 2011

Notes to Financial Statements — continued

Credit Default Swaps — Buy Protection
								Net
		Notional	Pay				Upfront	Unrealized
		Amount	Annual		Termination	Market	Payments	Appreciation
Counterparty	Reference Entity	(000’s omitted)	Fixed Rate		Date	Value	Paid	(Depreciation)

Credit Default Swaps — Buy Protection
								Net
		Notional	Pay				Upfront	Unrealized
		Amount	Annual		Termination	Market	Payments	Appreciation
Counterparty	Reference Entity	(000’s omitted)	Fixed Rate		Date	Value	Paid	(Depreciation)

Bank of America	Gap, Inc. (The)	$5,000	1.00	%(1)	6/20/16	$273,904	$(219,326)	$54,578
Deutsche Bank	First Data Corp	5,000	5.00	(1)	12/20/16	800,875	(972,409)	(171,534)
Deutsche Bank	First Data Corp.	5,000	5.00	(1)	12/20/16	800,875	(1,059,115)	(258,240)
Deutsche Bank	First Data Corp.	5,000	5.00	(1)	12/20/16	800,875	(1,119,034)	(318,159)
Deutsche Bank	First Data Corp.	5,000	5.00	(1)	12/20/16	800,875	(1,119,035)	(318,160)
Deutsche Bank	Markit CDX North America High Yield Index	10,445	5.00	(1)	12/20/16	569,527	(852,458)	(282,931)
Goldman Sachs, Inc.	Vulcan Materials Co.	1,500	5.00	(1)	12/20/16	10,788	(110,555)	(99,767)
Morgan Stanley	Vulcan Materials Co.	2,500	5.00	(1)	12/20/16	17,979	(150,120)	(132,141)
Morgan Stanley	Vulcan Materials Co.	2,500	5.00	(1)	12/20/16	17,979	(163,647)	(145,668)

						$4,093,677	$(5,765,699)	$(1,672,022)

*	Credit ratings are those of Moody’s Investors Service, Inc. and Standard & Poor’s Corp. The credit rating of the reference debt obligation (together with the unrealized appreciation or depreciation on the swap) are a representative measure of the current payment/performance risk of the credit default swap. A lower credit rating increases the probability of the occurrence of a credit event.
**	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2011, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $30,650,000.
(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

At October 31, 2011, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio enters into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest, or to enhance return.

The Portfolio enters into swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those swaps in a liability position. At October 31, 2011, the fair value of derivatives with credit-related contingent features in a net liability position was $1,734,771.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2011, the maximum amount of loss the Portfolio would incur due to counterparty risk was $1,305,089, with the highest amount from any one counterparty being $1,013,401. Such maximum amount would be reduced by any unamortized upfront payments received by the Portfolio. Such amount would be increased by any unamortized upfront payments made by the Portfolio. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At October 31, 2011, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $1,097,241 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is credit risk at October 31, 2011 was as follows:

	Fair Value

Derivative	Asset Derivative(1)	Liability Derivative(2)

Credit default swap contracts	$4,625,185	$(2,758,984)

(1)	Statement of Assets and Liabilities location: Receivable for open swap contracts; Premium paid/received on open swap contracts.
(2)	Statement of Assets and Liabilities location: Payable for open swap contracts; Premium paid/received on open swap contracts.

37

High Income Opportunities Portfolio

October 31, 2011

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is credit risk for the year ended October 31, 2011 was as follows:

	Realized Gain (Loss)	Change in Unrealized
	on Derivatives Recognized	Appreciation (Depreciation) on
Derivative	in Income(1)	Derivatives Recognized in Income(2)

Credit default swap contracts	$(31,323)	$(1,062,875)

(1)	Statement of Operations location: Net realized gain (loss) – Swap contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Swap contracts.

The average notional amount of credit default swap contracts outstanding during the year ended October 31, 2011, which is indicative of the volume of this derivative type, was approximately $18,663,000.

7 Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million ($450 million prior to September 12, 2011) unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% (0.10% prior to September 12, 2011) on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2011.

8 Credit Risk

The Portfolio regularly invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade and held by the Portfolio. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

9 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

38

High Income Opportunities Portfolio

October 31, 2011

Notes to Financial Statements — continued

At October 31, 2011, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$—	$725,511,472	$2,176,783	$727,688,255
Senior Floating-Rate Interests	—	38,768,526	—	38,768,526
Convertible Bonds	—	4,783,100	—	4,783,100
Common Stocks	7,592,351	60,210	9,929,384	17,581,945
Convertible Preferred Stocks	10,727,517	—	—	10,727,517
Preferred Stocks	2,720,608	—	—	2,720,608
Miscellaneous	—	147,601	182,028	329,629
Warrants	—	329,688	2,307,466	2,637,154
Short-Term Investments	—	46,543,756	—	46,543,756

Total Investments	$21,040,476	$816,144,353	$14,595,661	$851,780,490

Credit Default Swaps	$—	$4,625,185	$—	$4,625,185

Total	$21,040,476	$820,769,538	$14,595,661	$856,405,675

Liability Description

Credit Default Swaps	$—	$(2,758,984)	$—	$(2,758,984)

Total	$—	$(2,758,984)	$—	$(2,758,984)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments
	in Corporate	Investments	Investments
	Bonds &	in Common	in Preferred	Investments in	Investments
	Notes	Stocks	Stocks	Miscellaneous	in Warrants	Total

Balance as of October 31, 2010	$3,440,236	$9,587,193	$242,100	$—	$2,148,261	$15,417,790
Realized gains (losses)	(9,563,298)	(1,784,712)	(4,452,620)	—	—	(15,800,630)
Change in net unrealized appreciation (depreciation)*	9,625,625	2,670,993	4,488,270	929,780	159,205	17,873,873
Cost of purchases**	—	—	—	—	—	—
Proceeds from sales**	(1,388,565)	(544,090)	(277,750)	(926,242)	—	(3,136,647)
Accrued discount (premium)	9,490	—	—	—	—	9,490
Transfers to Level 3***	53,295	—	—	178,490	—	231,785
Transfers from Level 3***	—	—	—	—	—	—

Balance as of October 31, 2011	$2,176,783	$9,929,384	$—	$182,028	$2,307,466	$14,595,661

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2011*	$(244,491)	$1,747,430	$—	$929,780	$159,205	$2,591,924

*	Amount is included in the related amount on investments in the Statement of Operations.
**	Cost of purchases may include securities received in corporate actions; Proceeds from sales may include securities delivered in corporate actions.
***	Transfers are reflected at the value of the securities at the beginning of the period. Transfers from Level 2 to Level 3 were due to a reduction in the availability of significant observable inputs in determining the fair value of these investments.

At October 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

39

High Income Opportunities Portfolio

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of High Income Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities of High Income Opportunities Portfolio (“the Portfolio”), including the portfolio of investments, as of October 31, 2011, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2011, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of High Income Opportunities Portfolio as of October 31, 2011, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2011

40

Eaton Vance
High Income Opportunities Fund

October 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and High Income Opportunities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
with the
Name and	Trust and	Length of	Principal Occupation(s) and Directorships
Year of Birth	the Portfolio	Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

41

Eaton Vance
High Income Opportunities Fund

October 31, 2011

Management and Organization — continued

Position(s)
with the
Name and	Trust and	Length of	Principal Occupation(s) and Directorships
Year of Birth	the Portfolio	Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
with the
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust	Since 2011(2)	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Michael W. Weilheimer 1961	President of the Portfolio	Since 2002	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

42

Eaton Vance
High Income Opportunities Fund

October 31, 2011

Management and Organization — continued

Position(s)
with the
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	Prior to 2011, Mr. Richardson was Vice President of the Trust since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

43

Eaton Vance
High Income Opportunities Fund

October 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

44

Investment Adviser of High Income Opportunities Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance High Income Opportunities Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

446-12/11	HISRC

Eaton Vance Diversified Currency Income Fund Annual Report October 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2011
Eaton Vance
Diversified Currency Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17	and 40

Federal Tax Information	18

Management and Organization	41

Important Notices	44

Eaton Vance
Diversified Currency Income Fund
October 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
During the 12 months ending October 31, 2011, the markets digested a significant number of historical events that established price volatility as normal rather than the exception in global financial markets. Citing a lack of political will in the United States, Standard & Poor’s lowered its credit rating on U.S. sovereign debt. The European sovereign debt crisis deteriorated, as policymakers within the eurozone squandered opportunities to address the issues in a meaningful manner. The tragic Tohoku earthquake and tsunami in Japan seriously disrupted global supply chains and adversely affected global economic growth.
The United States and the eurozone economies grew at an anemic pace during the period, as annual growth lagged 2.0% in both regions. The U.S. economy continued to suffer from an unemployment rate that stubbornly averaged above 9.0% during the period and headline inflation that more than tripled to 3.9% by the end of the period. The debt issues in the eurozone evolved from original concerns regarding Greece’s liquidity to a full-fledged solvency crisis surrounding additional periphery countries, including Italy and Spain, and European banks. European consumer and business confidence indicators trended lower in response, dragging economic growth to a near standstill by the end of the period. In contrast to the economic weakness in the U.S. and the eurozone, emerging-market economies led global growth. Most Asian and Latin American economies grew at annual rates above 4.0%. Global bond markets generally favored the most liquid instruments over riskier assets. Despite the fiscal concerns in the United States and the eurozone, U.S. Treasuries and German Bund yields fell across the curve. In contrast, sovereign yields in the larger economies of the eurozone rose significantly in response to the markets’ concerns about solvency and future growth prospects. Emerging-market growth was strong for most of the year, but moderated towards the end of the period as the global inventory cycle slowed and the crisis in Europe intensified.
Fund Performance
For the fiscal year ending October 31, 2011, Eaton Vance Diversified Currency Income Fund’s Class A shares at net asset value (NAV) had a total return of 3.86%. By comparison, the Fund’s benchmark, the Barclays Capital Global Ex-USD Benchmark Currency (Trade-Weighted) Index (the Index),2 gained 2.75% during the period.
The Fund’s positions in Latin America, the “dollar bloc” countries (Canada, Australia and New Zealand) and Asia were the top regional performers during the period. Performance in Latin America benefited from investments in Brazil and Uruguay, as strong foreign direct investment flows pushed their currencies, the real and peso, higher versus the U.S. dollar. Currencies in the dollar bloc countries appreciated in value, particularly the Australian dollar, as a result of the strength of commodity exports. Asian currency positions were mixed during the period, but they contributed positively to overall performance, led by the Indonesian rupiah and South Korean won.
Additionally, the Fund benefited from its exposure to emerging-market currencies and its short position in the euro, which depreciated slightly during the period. The Fund’s investments in precious metals also contributed to performance. Gold and silver appreciated as a result of investor concern about market volatility and the continuing deterioration of the value of the U.S. dollar amid an inflationary monetary policy from the Federal Reserve.
Conversely, returns were held back by the Fund’s low exposure to the yen, relative to its benchmark. Currency positions in many central and eastern European countries detracted from performance as their currencies depreciated relative the euro. The effects of the debt crisis in the eurozone negatively affected Poland and the Czech Republic, and their currencies, the zloty and koruna, respectively, depreciated as a result. The Fund’s positions in Africa also detracted from returns. The Kenyan shilling depreciated versus the dollar, negating gains on positions in Mauritius and Morocco.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
Diversified Currency Income Fund
October 31, 2011
Performance2,3

Portfolio Managers Mark Venezia, CFA; John R. Baur; Michael A. Cirami, CFA

				Since
% Average Annual Total Returns	Inception Date		1 Year	Inception

Class A at NAV	6/27/2007		3.86%	7.91%
Class A at 4.75% Maximum Sales Charge	—		-1.10	6.71
Class C at NAV	3/1/2011		—	0.85
Class C at 1% Maximum Sales Charge	—		—	–0.14
Class I at NAV	3/1/2011		—	1.78

Barclays Capital Global Ex-USD Benchmark Currency (Trade- Weighted) Index	6/27/2007		2.75%	2.75%
J.P. Morgan GBI-Global ex U.S. 1–3 Year Index	6/27/2007	[2]	2.88	8.11
J.P. Morgan GBI-Global ex U.S. Index	6/27/2007		3.48	9.55

Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I

Gross	2.84%	3.54%	2.54%
Net	1.10	1.80	0.80
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
	Period Beginning	At NAV	Sales Charge

Class C	3/1/11	$10,085	$9,986

Class I	3/1/11	$10,178	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Diversified Currency Income Fund
October 31, 2011
Fund Profile5

Foreign Currency Exposure (% of net assets)[6]

Uruguay	4.7%
Malaysia	4.5
Indonesia	4.5
Sweden	4.5
South Korea	4.4
Mexico	4.4
India	4.3
Gold	4.3
Singapore	4.2
Czech Republic	3.9
China	3.9
Turkey	3.8
Serbia	3.8
Canada	3.4
Chile	3.0
Philippines	2.9
Romania	2.7
Poland	2.5
Hong Kong	2.5
Colombia	2.5
Denmark	2.4
Norway	2.2
Platinum	2.2
Peru	1.7
Hungary	1.6
Russia	1.5
Dominican Republic	1.4
Georgia	1.0
United Kingdom	1.0
Australia	1.0
Uganda	1.0
Ghana	0.9
New Zealand	0.9
Mauritius	0.9
Switzerland	0.9
Morocco	0.8
Zambia	0.8
Thailand	0.8
Sri Lanka	0.6
Costa Rica	0.6
Azerbaijan	0.5
Brazil	0.1
Iceland	0.0
Lebanon	0.0
Euro	-27.1

Total Long	99.5

Total Short	-27.1

Total Net	72.4

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance
Diversified Currency Income Fund
October 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	The Fund’s primary benchmark was changed to Barclays Capital Global Ex-USD Benchmark Currency (Trade-Weighted) Index to better reflect its investment straegy. Barclays Capital Global Ex-USD Benchmark Currency (Trade-Weighted) Index is an unmanaged index tracking the performance of 1-month FX positions in a basket of currencies versus the U.S. Dollar. J.P. Morgan GBI-Global ex U.S. 1-3 Year Index is an unmanaged index of foreign-denominated 1-3 year government bonds of developed countries outside the U.S. J.P. Morgan GBI-Global ex U.S. Index is an unmanaged index of foreign-denominated government bonds of a core group of developed countries outside the U.S. Index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index. Index data is available as of month-end only.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. As of 10/24/11, Fund name changed from International Multi-Market Local Income Fund. As of 3/01/11, Fund name changed from International Income Fund.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/28/12. Without the reimbursement, performance would have been lower.

[5]	Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. References to investments are to the aggregate Portfolio and Fund (if any) holdings.

[6]	Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

5

Eaton Vance
Diversified Currency Income Fund

October 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 – October 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid		Annualized
	Account Value	Account Value	During Period*		Expense
	(5/1/11)	(10/31/11)	(5/1/11 – 10/31/11)		Ratio

Actual*
Class A	$1,000.00	$980.20	$5.49	**	1.10%
Class C	$1,000.00	$975.90	$8.96	**	1.80%
Class I	$1,000.00	$980.90	$3.99	**	0.80%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.70	$5.60	**	1.10%
Class C	$1,000.00	$1,016.10	$9.15	**	1.80%
Class I	$1,000.00	$1,021.20	$4.08	**	0.80%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2011.

**	Absent an allocation of certain expenses to the administrator, expenses would be higher.

6

Eaton Vance
Diversified Currency Income Fund

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Investment in International Income Portfolio, at value (identified cost, $33,825,168)	$33,495,150
Receivable for Fund shares sold	10,332
Receivable from affiliate	16,298

Total assets	$33,521,780

Liabilities

Payable for Fund shares redeemed	$20,140
Distributions payable	90,856
Payable to affiliates:
Distribution and service fees	3,592
Trustees’ fees	42
Accrued expenses	38,911

Total liabilities	$153,541

Net Assets	$33,368,239

Sources of Net Assets

Paid-in capital	$33,800,748
Accumulated net realized loss from Portfolio	(218,948)
Accumulated undistributed net investment income	116,457
Net unrealized depreciation from Portfolio	(330,018)

Total	$33,368,239

Class A Shares

Net Assets	$12,397,295
Shares Outstanding	1,096,136
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.31
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$11.87

Class C Shares

Net Assets	$1,011,866
Shares Outstanding	89,815
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.27

Class I Shares

Net Assets	$19,959,078
Shares Outstanding	1,765,870
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.30

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.
7

Eaton Vance
Diversified Currency Income Fund

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Interest allocated from Portfolio (net of foreign taxes, $15,745)	$811,043
Expenses allocated from Portfolio	(200,634)

Total investment income from Portfolio	$610,409

Expenses

Distribution and service fees
Class A	$27,648
Class C	2,061
Trustees’ fees and expenses	500
Custodian fee	15,218
Transfer and dividend disbursing agent fees	10,503
Legal and accounting services	8,977
Printing and postage	25,979
Registration fees	76,880
Miscellaneous	11,472

Total expenses	$179,238

Deduct —
Allocation of expenses to affiliate	$177,027

Total expense reductions	$177,027

Net expenses	$2,211

Net investment income	$608,198

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions (including $407,393 from precious metals)	$836,731
Financial futures contracts	(122,773)
Swap contracts	4,626
Foreign currency and forward foreign currency exchange contract transactions	(214,148)

Net realized gain	$504,436

Change in unrealized appreciation (depreciation) —
Investments (including net decrease of $239,670 from precious metals)	$(653,146)
Financial futures contracts	2,761
Swap contracts	(12,962)
Foreign currency and forward foreign currency exchange contracts	79,819

Net change in unrealized appreciation (depreciation)	$(583,528)

Net realized and unrealized loss	$(79,092)

Net increase in net assets from operations	$529,106

See Notes to Financial Statements.
8

Eaton Vance
Diversified Currency Income Fund

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$608,198	$184,291
Net realized gain (loss) from investment transactions, written options, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	504,436	(364,112)
Net change in unrealized appreciation (depreciation) from investments, written options, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	(583,528)	313,428

Net increase in net assets from operations	$529,106	$133,607

Distributions to shareholders —
From net investment income
Class A	$(391,761)	$(29,480)
Class C	(7,751)	—
Class I	(580,210)	—
From net realized gain
Class A	—	(4,395)
Tax return of capital
Class A	—	(275,688)

Total distributions to shareholders	$(979,722)	$(309,563)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$8,629,272	$4,790,647
Class C	1,049,590	—
Class I	20,685,720	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	282,327	237,595
Class C	1,769	—
Class I	149,410	—
Cost of shares redeemed
Class A	(5,016,610)	(2,495,603)
Class C	(17,100)	—
Class I	(498,006)	—

Net increase in net assets from Fund share transactions	$25,266,372	$2,532,639

Net increase in net assets	$24,815,756	$2,356,683

Net Assets

At beginning of year	$8,552,483	$6,195,800

At end of year	$33,368,239	$8,552,483

Accumulated undistributed net investment income included in net assets

At end of year	$116,457	$12,607

See Notes to Financial Statements.
9

Eaton Vance
Diversified Currency Income Fund

October 31, 2011

Financial Highlights

	Class A

	Year Ended October 31,
						Period Ended
	2011	2010	2009	2008		October 31, 2007(1)

Net asset value — Beginning of period	$11.360	$11.690	$10.350	$10.850		$10.000

Income (Loss) From Operations

Net investment income(2)	$0.299	$0.309	$0.328	$0.435		$0.124
Net realized and unrealized gain (loss)	0.139	(0.114)	1.738	(0.490)		0.468

Total income (loss) from operations	$0.438	$0.195	$2.066	$(0.055)		$0.592

Less Distributions

From net investment income	$(0.488)	$(0.050)	$(0.496)	$(0.434)		$(0.014)
From net realized gain	—	(0.007)	(0.230)	(0.013)		(0.135)
Tax return of capital	—	(0.468)	—	—		—

Total distributions	$(0.488)	$(0.525)	$(0.726)	$(0.447)		$(0.149)

Capital contribution from administrator(2)	$—	$—	$—	$0.002		$0.407

Net asset value — End of period	$11.310	$11.360	$11.690	$10.350		$10.850

Total Return(3)	3.86%	1.70%	20.67%	(0.73	)%(4)	10.05	%(4)(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$12,397	$8,552	$6,196	$5,517		$245
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)(8)	1.10%	1.10%	1.10%	1.10%		1.25	%(9)
Net investment income	2.60%	2.73%	3.01%	3.86%		3.38	%(9)
Portfolio Turnover of the Portfolio	31%	45%	28%	14%		2	%(5)

(1)	For the period from the start of business, June 27, 2007, to October 31, 2007.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	The impact of the capital contribution by the administrator on total return for the year ended October 31, 2008 was less than 0.005%. Absent a capital contribution by the administrator for the period from the start of business, June 27, 2007, to October 31, 2007, total return would have been 9.14%.
(5)	Not annualized.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(8)	The administrator subsidized certain operating expenses (equal to 0.82%, 1.74%, 1.76%, 1.99% and 301.15% of average daily net assets for the years ended October 31, 2011, 2010, 2009 and 2008 and for the period from the start of business, June 27, 2007, to October 31, 2007, respectively).
(9)	Annualized.

See Notes to Financial Statements.
10

Eaton Vance
Diversified Currency Income Fund

October 31, 2011

Financial Highlights — continued

	Class C

	Period Ended
	October 31, 2011(1)

Net asset value — Beginning of period	$11.460

Income (Loss) From Operations

Net investment income(2)	$0.150
Net realized and unrealized loss	(0.050)

Total income from operations	$0.100

Less Distributions

From net investment income	$(0.290)

Total distributions	$(0.290)

Net asset value — End of period	$11.270

Total Return(3)	0.85	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,012
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	1.80	%(8)
Net investment income	1.97	%(8)
Portfolio Turnover of the Portfolio	31	%(9)

(1)	For the period from the commencement of operations on March 1, 2011 to October 31 2011.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Not annualized.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(7)	The administrator subsidized certain operating expenses (equal to 0.82% of average daily net assets for the period from commencement of operations on March 1, 2011 to October 31, 2011).
(8)	Annualized.
(9)	For the Portfolio’s year ended October, 31, 2011.

See Notes to Financial Statements.
11

Eaton Vance
Diversified Currency Income Fund

October 31, 2011

Financial Highlights — continued

	Class I

	Period Ended
	October 31, 2011(1)

Net asset value — Beginning of period	$11.460

Income (Loss) From Operations

Net investment income(2)	$0.231
Net realized and unrealized loss	(0.024)

Total income from operations	$0.207

Less Distributions

From net investment income	$(0.367)

Total distributions	$(0.367)

Net asset value — End of period	$11.300

Total Return(3)	1.78	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$19,959
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	0.80	%(8)
Net investment income	2.98	%(8)
Portfolio Turnover of the Portfolio	31	%(9)

(1)	For the period from the commencement of operations on March 1, 2011 to October 31 2011.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(7)	The administrator subsidized certain operating expenses (equal to 0.82% of average daily net assets for the period from commencement of operations on March 1, 2011 to October 31, 2011).
(8)	Annualized.
(9)	For the Portfolio’s year ended October 31, 2011.

See Notes to Financial Statements.
12

Eaton Vance
Diversified Currency Income Fund

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Diversified Currency Income Fund (formerly, Eaton Vance International Multi-Market Local Income Fund and formerly, Eaton Vance International Income Fund) (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in International Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (16.2% at October 31, 2011). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2 Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of

13

Eaton Vance
Diversified Currency Income Fund

October 31, 2011

Notes to Financial Statements — continued

tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2011 and October 31, 2010 was as follows:

	Year Ended October 31,

	2011	2010

Distributions declared from:
Ordinary income	$979,722	$29,480
Long-term capital gains	$—	$4,395
Tax return of capital	$—	$275,688

During the year ended October 31, 2011, accumulated net realized gain was decreased by $486,267, accumulated distributions in excess of net investment income was decreased by $475,374 and paid-in capital was increased by $10,893 due to differences between book and tax accounting, primarily for foreign currency gain (loss), paydown gain (loss), swap contracts, premium amortization and the Portfolio’s investment in the subsidiary. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$320,284
Net unrealized depreciation	$(661,937)
Other temporary differences	$(90,856)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnership allocations, foreign currency transactions, futures contracts, swap contracts, the timing of recognizing distributions to shareholders, premium amortization and tax accounting for straddle transactions.

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.625% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On Investable Assets of $1 billion and over, the annual fee is reduced. For the year ended October 31, 2011, the Fund incurred no adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary expenses only) exceed 1.10%, 1.80% and 0.80% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2012. Pursuant to this agreement, EVM was allocated $177,027 of the Fund’s operating expenses for the year ended October 31, 2011.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2011, EVM earned $421 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $3,624 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2011. EVD also received distribution and service fees from Class A and Class C shares (see Note 4).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

14

Eaton Vance
Diversified Currency Income Fund

October 31, 2011

Notes to Financial Statements — continued

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2011 amounted to $27,648 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2011, the Fund paid or accrued to EVD $1,550 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2011 amounted to $511 for Class C shares.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended October 31, 2011, the Fund was informed that EVD received no CDSCs paid by Class A or Class C shareholders.

6 Investment Transactions

For the year ended October 31, 2011, increases and decreases in the Fund’s investment in the Portfolio aggregated $28,466,824 and $4,103,246, respectively.

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,

Class A	2011	2010

Sales	756,993	424,658
Issued to shareholders electing to receive payments of distributions in Fund shares	24,563	21,049
Redemptions	(438,238)	(222,674)

Net increase	343,318	223,033

	Period Ended
Class C	October 31, 2011(1)

Sales	91,210
Issued to shareholders electing to receive payments of distributions in Fund shares	157
Redemptions	(1,552)

Net increase	89,815

15

Eaton Vance
Diversified Currency Income Fund

October 31, 2011

Notes to Financial Statements — continued

Period Ended
Class I	October 31, 2011(1)

Sales	1,796,227
Issued to shareholders electing to receive payments of distributions in Fund shares	12,841
Redemptions	(43,198)

Net increase	1,765,870

(1)	For the period from the commencement of operations on March 1, 2011 to October 31 2011.

At October 31, 2011, an affiliate of EVM owned 50% of the value of the outstanding shares of the Fund.

8 Name Change

Effective October 24, 2011, the name of Eaton Vance Diversified Currency Income Fund was changed from Eaton Vance International Multi-Market Local Income Fund. Effective March 1, 2011, the name of Eaton Vance International Multi-Market Local Income Fund was changed from Eaton Vance International Income Fund.

16

Eaton Vance
Diversified Currency Income Fund

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Diversified Currency Income Fund (formerly, Eaton Vance International Multi-Market Local Income Fund and formerly, Eaton Vance International Income Fund):

We have audited the accompanying statement of assets and liabilities of Eaton Vance Diversified Currency Income Fund (formerly, Eaton Vance International Multi-Market Local Income Fund and formerly, Eaton Vance International Income Fund) (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2011, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from the start of business, June 27, 2007, to October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Diversified Currency Income Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from the start of business, June 27, 2007, to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2011

17

Eaton Vance
Diversified Currency Income Fund

October 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of the foreign tax credit.

Foreign Tax Credit. The Fund paid foreign taxes of $15,745 and recognized foreign source income of $713,554.

18

International Income Portfolio

October 31, 2011

Consolidated Portfolio of Investments

Foreign Government Bonds — 28.6%

		Principal
Security		Amount	Value

Australia — 0.2%

Commonwealth of Australia, 6.25%, 4/15/15	AUD	146,000	$165,286
Commonwealth of Australia, 6.50%, 5/15/13	AUD	152,000	166,152

Total Australia			$331,438

Brazil — 2.0%

Nota Do Tesouro Nacional, 6.00%, 5/15/15(1)	BRL	306,107	$183,651
Nota Do Tesouro Nacional, 10.00%, 1/1/12	BRL	6,890,000	4,005,137

Total Brazil			$4,188,788

Canada — 3.4%

Canada Housing Trust, 2.20%, 3/15/14(2)	CAD	135,000	$138,464
Canada Housing Trust, 3.60%, 6/15/13(2)	CAD	2,001,000	2,088,709
Canada Housing Trust, 3.75%, 3/15/20(2)	CAD	665,000	723,704
Canada Housing Trust, 4.00%, 6/15/12(2)	CAD	3,439,000	3,513,421
Canada Housing Trust, 4.10%, 12/15/18(2)	CAD	475,000	531,371

Total Canada			$6,995,669

Chile — 2.8%

Government of Chile, 2.10%, 9/1/15(1)	CLP	1,193,614,920	$2,415,587
Government of Chile, 6.00%, 3/1/17	CLP	40,000,000	84,336
Government of Chile, 6.00%, 3/1/18	CLP	1,570,000,000	3,326,561

Total Chile			$5,826,484

Colombia — 2.4%

Titulos De Tesoreria B, 7.25%, 6/15/16	COP	9,100,000,000	$5,003,049

Total Colombia			$5,003,049

Congo — 0.0%(3)

Republic of Congo, 3.00%, 6/30/29	USD	64,600	$44,574

Total Congo			$44,574

Costa Rica — 0.6%

Titulo Propiedad Ud, 1.00%, 1/12/22(1)	CRC	460,485,935	$723,009
Titulo Propiedad Ud, 1.63%, 7/13/16(1)	CRC	255,269,377	469,637

Total Costa Rica			$1,192,646

Czech Republic — 0.7%

Czech Republic, 4.125%, 3/18/20	EUR	1,010,000	$1,464,172

Total Czech Republic			$1,464,172

Denmark — 2.3%

Kingdom of Denmark, 4.00%, 11/15/15	DKK	215,000	$44,438
Kingdom of Denmark, 4.00%, 11/15/17	DKK	1,008,000	213,086
Kingdom of Denmark, 5.00%, 11/15/13	DKK	10,898,000	2,195,369
Kingdom of Denmark, 6.00%, 11/15/11	DKK	10,960,000	2,041,648
Kingdom of Denmark, 7.00%, 11/10/24	DKK	790,000	219,249

Total Denmark			$4,713,790

Dominican Republic — 1.3%

Dominican Republic “Bonos Internos” Total Return Linked Bond (Citibank, N.A.), 13.00%, 2/25/13(4)	DOP	25,000,000	$642,271
Dominican Republic “Bonos Internos” Total Return Linked Bond (Citibank, N.A.), 15.00%, 3/12/12(4)	DOP	20,000,000	524,787
Dominican Republic “Bonos Internos” Total Return Linked Bond (Citibank, N.A.), 16.00%, 7/10/20(4)	DOP	58,300,000	1,514,801

Total Dominican Republic			$2,681,859

Indonesia — 0.5%

Indonesia Government, 8.375%, 9/15/26	IDR	8,337,000,000	$1,072,987

Total Indonesia			$1,072,987

Israel — 0.2%

Israel Government Bond, 3.00%, 10/31/19(1)	ILS	340,423	$102,041
Israel Government Bond, 5.00%, 4/30/15(1)	ILS	898,588	281,327

Total Israel			$383,368

Netherlands — 0.6%

Government of Netherlands, 3.75%, 1/15/23	EUR	368,000	$567,182
Government of Netherlands, 4.50%, 7/15/17	EUR	206,000	326,633
Government of Netherlands, 5.00%, 7/15/12	EUR	212,000	302,654

Total Netherlands			$1,196,469

Peru — 1.6%

Republic of Peru, 9.91%, 5/5/15	PEN	7,778,000	$3,388,148

Total Peru			$3,388,148

Philippines — 1.2%

Philippine Government International Bond, 4.95%, 1/15/21	PHP	106,000,000	$2,399,081

Total Philippines			$2,399,081

See Notes to Consolidated Financial Statements.
19

International Income Portfolio

October 31, 2011

Consolidated Portfolio of Investments — continued

		Principal
Security		Amount	Value

Poland — 0.2%

Poland Government Bond, 3.00%, 8/24/16(1)	PLN	1,112,408	$352,803

Total Poland			$352,803

Serbia — 0.7%

Serbia Treasury Bill, 0.00%, 11/22/12	RSD	121,470,000	$1,465,929

Total Serbia			$1,465,929

Slovakia — 1.7%

Slovakia Government Bond, 0.00%, 1/27/12	EUR	2,600,000	$3,591,144

Total Slovakia			$3,591,144

South Africa — 0.4%

Republic of South Africa, 6.50%, 6/2/14	USD	815,000	$903,590

Total South Africa			$903,590

Sweden — 0.5%

Government of Sweden, 3.75%, 8/12/17	SEK	5,510,000	$938,311
Government of Sweden, 6.75%, 5/5/14	SEK	395,000	68,712

Total Sweden			$1,007,023

Taiwan — 1.6%

Taiwan Government Bond, 0.25%, 2/10/12	TWD	97,200,000	$3,246,320

Total Taiwan			$3,246,320

Turkey — 1.6%

Turkey Government Bond, 0.00%, 8/8/12	TRY	612,000	$321,798
Turkey Government Bond, 0.00%, 11/7/12	TRY	5,655,000	2,900,228

Total Turkey			$3,222,026

United Kingdom — 1.0%

United Kingdom Government Bond, 4.25%, 12/7/27	GBP	230,000	$429,767
United Kingdom Government Bond, 4.75%, 3/7/20	GBP	285,000	548,387
United Kingdom Government Bond, 5.00%, 3/7/12	GBP	372,000	607,581
United Kingdom Government Bond, 5.00%, 9/7/14	GBP	266,000	479,390

Total United Kingdom			$2,065,125

Uruguay — 1.1%

Monetary Regulation Bill, 0.00%, 8/15/13	UYU	47,300,000	$2,056,291
Republic of Uruguay, 5.00%, 9/14/18(1)	UYU	5,793,513	323,803

Total Uruguay			$2,380,094

Total Foreign Government Bonds
(identified cost $57,796,083)			$59,116,576

Collateralized Mortgage Obligations — 0.8%

		Principal
Security		Amount	Value

Federal Home Loan Mortgage Corp.:
Series 2127, Class PG, 6.25%, 2/15/29		$449,818	$477,001
Federal National Mortgage Association:
Series 2009-62, Class WA, 5.55%, 8/25/39(5)		1,064,842	1,181,207

Total Collateralized Mortgage Obligations
(identified cost $1,575,570)			$1,658,208

Mortgage Pass-Throughs — 6.7%

		Principal
Security		Amount	Value

Federal National Mortgage Association:
2.60%, with maturity at 2035(6)		$1,555,662	$1,625,148
4.299%, with maturity at 2035(6)		1,580,050	1,723,489
6.50%, with various maturities to 2036		3,387,831	3,846,976
7.00%, with maturity at 2033		1,200,708	1,424,253
7.50%, with maturity at 2035		631,763	756,302
8.50%, with maturity at 2032		577,701	705,135

			$10,081,303

Government National Mortgage Association:
7.00%, with maturity at 2035		$1,549,807	$1,847,708
8.00%, with maturity at 2016		538,303	582,201
9.00%, with various maturities to 2024		1,126,458	1,353,145

			$3,783,054

Total Mortgage Pass-Throughs
(identified cost $12,963,500)			$13,864,357

See Notes to Consolidated Financial Statements.
20

International Income Portfolio

October 31, 2011

Consolidated Portfolio of Investments — continued

Precious Metals — 6.5%

Description		Troy Ounces	Value

Gold(7)		5,149	$8,851,052
Platinum(7)		2,850	4,561,869

Total Precious Metals
(identified cost $12,865,106)			$13,412,921

Short-Term Investments — 53.5%

Foreign Government Securities — 36.9%

		Principal
		Amount
Security		(000’s omitted)	Value

Brazil — 1.1%

Letras Do Tesouro Nacional, 0.00%, 4/1/12	BRL	4,155	$2,317,579

Total Brazil			$2,317,579

Chile — 0.1%

Banco Central de Chile, 0.00%, 1/18/12	CLP	110,000	$222,517

Total Chile			$222,517

Czech Republic — 1.9%

Czech Republic Ministry of Finance Bill, 0.00%, 4/20/12	CZK	70,000	$3,881,115

Total Czech Republic			$3,881,115

Georgia — 1.5%

Bank of Georgia Promissory Note, 13.00%, 6/4/12(8)	GEL	3,254	$2,012,673
Bank of Georgia Promissory Note, 4.00%, 9/20/12(8)	AZN	866	1,105,300

Total Georgia			$3,117,973

Hong Kong — 2.5%

Hong Kong Treasury Bill, 0.00%, 11/9/11	HKD	40,000	$5,149,139

Total Hong Kong			$5,149,139

Iceland — 0.0%(3)

Iceland Treasury Bill, 0.00%, 4/16/12	ISK	5,000	$36,546

Total Iceland			$36,546

Indonesia — 0.9%

Indonesia Treasury Bill, 0.00%, 2/9/12	IDR	17,298,000	$1,929,556

Total Indonesia			$1,929,556

Lebanon — 0.0%(3)

Lebanon Treasury Note, 9.06%, 11/10/11	LBP	31,050	$20,652

Total Lebanon			$20,652

Malaysia — 4.5%

Bank Negara Monetary Note, 0.00%, 11/15/11	MYR	13,507	$4,397,901
Bank Negara Monetary Note, 0.00%, 11/17/11	MYR	64	20,835
Bank Negara Monetary Note, 0.00%, 11/24/11	MYR	4,728	1,538,372
Bank Negara Monetary Note, 0.00%, 12/8/11	MYR	10,234	3,326,442

Total Malaysia			$9,283,550

Mauritius — 0.9%

Mauritius Treasury Bill, 0.00%, 7/13/12	MUR	53,500	$1,797,827

Total Mauritius			$1,797,827

Mexico — 4.4%

Mexico Treasury Bill, 0.00%, 11/10/11	MXN	41,831	$3,136,290
Mexico Treasury Bill, 0.00%, 11/17/11	MXN	79,250	5,937,060

Total Mexico			$9,073,350

Philippines — 1.7%

Philippine Treasury Bill, 0.00%, 11/23/11	PHP	35,040	$820,791
Philippine Treasury Bill, 0.00%, 3/21/12	PHP	114,640	2,674,612

Total Philippines			$3,495,403

Romania — 2.7%

Romania Treasury Bill, 0.00%, 2/22/12	RON	5,610	$1,756,126
Romania Treasury Bill, 0.00%, 6/20/12	RON	6,530	2,000,481
Romania Treasury Bill, 0.00%, 7/11/12	RON	6,010	1,833,851

Total Romania			$5,590,458

Serbia — 3.1%

Serbia Treasury Bill, 0.00%, 11/29/11	RSD	125,000	$1,697,944
Serbia Treasury Bill, 0.00%, 3/22/12	RSD	351,800	4,609,484

Total Serbia			$6,307,428

See Notes to Consolidated Financial Statements.
21

International Income Portfolio

October 31, 2011

Consolidated Portfolio of Investments — continued

		Principal
		Amount
Security		(000’s omitted)	Value

South Korea — 4.5%

Korea Monetary Stabilization Bond, 0.00%, 11/15/11	KRW	2,628,820	$2,368,755
Korea Monetary Stabilization Bond, 0.00%, 11/22/11	KRW	4,791,370	4,314,822
Korea Monetary Stabilization Bond, 3.68%, 6/2/12	KRW	2,791,570	2,521,812

Total South Korea			$9,205,389

Sri Lanka — 0.5%

Sri Lanka Treasury Bill, 0.00%, 3/16/12	LKR	8,460	$74,786
Sri Lanka Treasury Bill, 0.00%, 3/23/12	LKR	7,320	64,620
Sri Lanka Treasury Bill, 0.00%, 4/27/12	LKR	45,600	400,167
Sri Lanka Treasury Bill, 0.00%, 7/13/12	LKR	34,640	299,815
Sri Lanka Treasury Bill, 0.00%, 8/3/12	LKR	17,160	147,726
Sri Lanka Treasury Bill, 0.00%, 10/5/12	LKR	8,120	68,774

Total Sri Lanka			$1,055,888

Thailand — 0.7%

Thailand Government Bond, 5.375%, 11/30/11	THB	47,243	$1,538,607

Total Thailand			$1,538,607

Turkey — 2.0%

Turkey Government Bond, 0.00%, 11/16/11	TRY	7,228	$4,071,129

Total Turkey			$4,071,129

Uruguay — 3.6%

Monetary Regulation Bill, 0.00%, 12/22/11	UYU	7,600	$391,326
Monetary Regulation Bill, 0.00%, 2/14/12	UYU	47,568	2,417,059
Monetary Regulation Bill, 0.00%, 5/18/12	UYU	32,000	1,585,536
Monetary Regulation Bill, 0.00%, 8/24/12	UYU	52,912	2,549,095
Monetary Regulation Bill, 0.00%, 9/28/12	UYU	10,200	486,375

Total Uruguay			$7,429,391

Zambia — 0.3%

Zambia Treasury Bill, 0.00%, 12/12/11	ZMK	1,525,000	$307,406
Zambia Treasury Bill, 0.00%, 3/12/12	ZMK	675,000	132,371
Zambia Treasury Bill, 0.00%, 3/19/12	ZMK	720,000	140,829

Total Zambia			$580,606

Total Foreign Government Securities
(identified cost $76,973,408)			$76,104,103

U.S. Treasury Obligations — 5.3%

		Principal
		Amount
Security		(000s omitted)	Value

U.S. Treasury Bill, 0.00%, 11/17/11(9)		$11,000	$10,999,934

Total U.S. Treasury Obligations
(identified cost $10,999,925)			$10,999,934

Other Securities — 11.3%

		Interest
Description		(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(10)		$23,403	$23,402,689

Total Other Securities
(identified cost $23,402,689)			$23,402,689

Total Short-Term Investments
(identified cost $111,376,022)			$110,506,726

Total Investments — 96.1%
(identified cost $196,576,281)			$198,558,788

Other Assets, Less Liabilities — 3.9%			$8,097,093

Net Assets — 100.0%			$206,655,881

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

AUD	- Australian Dollar
AZN	- Azerbaijani Manat
BRL	- Brazilian Real
CAD	- Canadian Dollar
CLP	- Chilean Peso
COP	- Colombian Peso
CRC	- Costa Rican Colon
CZK	- Czech Koruna
DKK	- Danish Krone
DOP	- Dominican Peso
EUR	- Euro
GBP	- British Pound Sterling
GEL	- Georgian Lari
HKD	- Hong Kong Dollar
IDR	- Indonesian Rupiah
ILS	- Israeli Shekel
ISK	- Icelandic Krona
KRW	- South Korean Won
LBP	- Lebanese Pound

See Notes to Consolidated Financial Statements.
22

International Income Portfolio

October 31, 2011

Consolidated Portfolio of Investments — continued

LKR	- Sri Lankan Rupee
MUR	- Mauritian Rupee
MXN	- Mexican Peso
MYR	- Malaysian Ringgit
PEN	- Peruvian New Sol
PHP	- Philippine Peso
PLN	- Polish Zloty
RON	- Romanian Leu
RSD	- Serbian Dinar
SEK	- Swedish Krona
THB	- Thai Baht
TRY	- New Turkish Lira
TWD	- New Taiwan Dollar
USD	- United States Dollar
UYU	- Uruguayan Peso
ZMK	- Zambian Kwacha

(1)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(2)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2011, the aggregate value of these securities is $6,995,669 or 3.4% of the Portfolio’s net assets.

(3)	Amount is less than 0.05%.

(4)	Represents a structured security whose market value and interest rate are linked to the performance of the underlying security.

(5)	Weighted average fixed-rate coupon that changes/updates monthly.

(6)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2011.

(7)	Non-income producing security.

(8)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(9)	Security (or a portion thereof) has been pledged to cover collateral requirements on open financial contracts.

(10)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2011.

See Notes to Consolidated Financial Statements.
23

International Income Portfolio

October 31, 2011

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2011

Investments —
Securities of unaffiliated issuers, at value (identified cost, $160,308,486)	$161,743,178
Affiliated investment, at value (identified cost, $23,402,689)	23,402,689
Precious metals, at value (identified cost, $12,865,106)	13,412,921

Total Investments, at value (identified cost, $196,576,281)	$198,558,788

Cash	$584,155
Foreign currency — Yuan Renminbi, at value (identified cost, $7,194,633)	7,349,183
Foreign currency — other, at value (identified cost, $684,521)	687,647
Interest receivable	1,244,949
Interest receivable from affiliated investment	1,572
Receivable for open forward foreign currency exchange contracts	1,278,625
Receivable for closed forward foreign currency exchange contracts	176,070
Receivable for open swap contracts	305,976
Receivable for closed swap contracts	28,333
Receivable for closed options	43,802
Premium paid on open swap contracts	174,455
Tax reclaims receivable	2,826

Total assets	$210,436,381

Liabilities

Payable for investments purchased	$1,786,914
Payable for variation margin on open financial futures contracts	74,644
Payable for open forward foreign currency exchange contracts	1,607,372
Payable for open swap contracts	30,902
Payable to affiliates:
Investment adviser fee	107,044
Trustees’ fees	557
Accrued expenses	173,067

Total liabilities	$3,780,500

Net Assets applicable to investors’ interest in Portfolio	$206,655,881

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$204,596,381
Net unrealized appreciation	2,059,500

Total	$206,655,881

See Notes to Consolidated Financial Statements.
24

International Income Portfolio

October 31, 2011

Consolidated Statement of Operations

Year Ended
Investment Income	October 31, 2011

Interest (net of foreign taxes, $132,868)	$6,997,092
Interest allocated from affiliated investment	24,654
Expenses allocated from affiliated investment	(2,370)

Total investment income	$7,019,376

Expenses

Investment adviser fee	$1,176,997
Trustees’ fees and expenses	6,452
Custodian fee	396,243
Legal and accounting services	138,244
Miscellaneous	12,271

Total expenses	$1,730,207

Deduct —
Reduction of custodian fee	$1,273

Total expense reductions	$1,273

Net expenses	$1,728,934

Net investment income	$5,290,442

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (including $2,990,430 from precious metals)	$9,056,025
Investment transactions allocated from affiliated investment	854
Financial futures contracts	(783,134)
Swap contracts	(26,245)
Foreign currency and forward foreign currency exchange contract transactions	(717,983)

Net realized gain	$7,529,517

Change in unrealized appreciation (depreciation) —
Investments (including net decrease of $661,494 from precious metals)	$(6,539,033)
Financial futures contracts	(17,118)
Swap contracts	357,718
Foreign currency and forward foreign currency exchange contracts	106,645

Net change in unrealized appreciation (depreciation)	$(6,091,788)

Net realized and unrealized gain	$1,437,729

Net increase in net assets from operations	$6,728,171

See Notes to Consolidated Financial Statements.
25

International Income Portfolio

October 31, 2011

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$5,290,442	$2,790,415
Net realized gain (loss) from investment transactions, written options, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	7,529,517	(1,113,484)
Net change in unrealized appreciation (depreciation) from investments, written options, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	(6,091,788)	4,778,202

Net increase in net assets from operations	$6,728,171	$6,455,133

Capital transactions —
Contributions	$35,325,507	$95,656,439
Withdrawals	(4,103,246)	(2,987,484)

Net increase in net assets from capital transactions	$31,222,261	$92,668,955

Net increase in net assets	$37,950,432	$99,124,088

Net Assets

At beginning of year	$168,705,449	$69,581,361

At end of year	$206,655,881	$168,705,449

See Notes to Consolidated Financial Statements.
26

International Income Portfolio

October 31, 2011

Consolidated Supplementary Data

	Year Ended October 31,
					Period Ended
Ratios/Supplemental Data	2011	2010	2009	2008	October 31, 2007(1)

Ratios (as a percentage of average daily net assets):
Expenses(2)	0.92%	0.96%	0.90%	1.01%	1.35	%(3)
Net investment income	2.81%	2.51%	3.34%	4.01%	3.75	%(3)
Portfolio Turnover	31%	45%	28%	14%	2	%(4)

Total Return	4.05%	1.85%	20.91%	(0.64)%	10.05	%(4)

Net assets, end of period (000’s omitted)	$206,656	$168,705	$69,581	$33,755	$23,580

(1)	For the period from the start of business, June 27, 2007, to October 31, 2007.
(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(3)	Annualized.
(4)	Not annualized.

See Notes to Consolidated Financial Statements.
27

International Income Portfolio

October 31, 2011

Notes to Consolidated Financial Statements

1 Significant Accounting Policies

International Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. Total return is defined as income plus capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2011, Eaton Vance Diversified Currency Income Fund (formerly, Eaton Vance International Multi-Market Local Income Fund and Eaton Vance International Income Fund), Eaton Vance International (Cayman Islands) Strategic Income Fund and Eaton Vance Strategic Income Fund held an interest of 16.2%, 13.2% and 70.5%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance IIP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2011 were $13,959,372 or 6.8% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned, fixed-rate 30 year mortgage-backed securities as noted below) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed-rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

28

International Income Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

C Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as

29

International Income Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

M Interest Rate Swaps — Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

N Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

O Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 8. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

P Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked to market value of the purchased securities that it is obligated to return to the counterparty under the repurchase

30

International Income Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

2 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.625% of its respective average daily net assets up to $1 billion and at reduced rates on daily net assets of $1 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2011, the Portfolio’s investment adviser fee totaled $1,176,997 or 0.625% of the Portfolio’s consolidated average daily net assets.

During the year ended October 31, 2011, BMR reimbursed the Portfolio $109 for a trading error. The effect of the loss incurred and the reimbursement by BMR of such amount had no impact on total return.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the year ended October 31, 2011 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$33,499,409	$16,404,201
U.S. Government and Agency Securities	—	8,202,665

	$33,499,409	$24,606,866

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$197,110,081

Gross unrealized appreciation	$4,648,579
Gross unrealized depreciation	(3,199,872)

Net unrealized appreciation	$1,448,707

The net unrealized appreciation on swaps, financial futures, foreign currency and forward foreign currency exchange contracts at October 31, 2011 on a federal income tax basis was $22,281.

5 Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

31

International Income Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

A summary of obligations under these financial instruments at October 31, 2011 is as follows:

Forward Foreign Currency Exchange Contracts
Sales
				Net Unrealized
				Appreciation
Settlement Date	Deliver	In Exchange For	Counterparty	(Depreciation)

11/4/11	Kenyan Shilling 119,970,000	United States Dollar 1,235,530	Standard Bank	$27,993
11/23/11	Euro 23,974,144	United States Dollar 33,264,844	Nomura International PLC	98,870
12/20/11	Norwegian Krone 4,000,000	Euro 501,281	Citigroup Global Markets	(23,184)
1/17/12	Israeli Shekel 1,310,234	United States Dollar 353,496	JPMorgan Chase Bank	(7,126)
1/27/12	Euro 2,600,000	United States Dollar 3,205,800	Deutsche Bank	(389,839)
2/10/12	New Taiwan Dollar 97,200,000	United States Dollar 3,403,361	Deutsche Bank	146,813
2/22/12	Euro 1,197,183	United States Dollar 1,637,181	Goldman Sachs, Inc.	(18,412)
3/16/12	Sri Lankan Rupee 8,460,000	United States Dollar 74,801	Standard Chartered Bank	(288)
3/23/12	Sri Lankan Rupee 7,320,000	United States Dollar 64,922	HSBC Bank USA	19
4/3/12	Brazilian Real 3,348,000	United States Dollar 1,989,305	Deutsche Bank	97,566
4/3/12	Brazilian Real 3,347,000	United States Dollar 1,989,893	Nomura International PLC	98,719
4/3/12	Brazilian Real 587,300	United States Dollar 353,902	Standard Bank	22,056
4/3/12	Brazilian Real 4,144,000	United States Dollar 2,469,607	Standard Chartered Bank	128,099

				$181,286

Purchases
				Net Unrealized
				Appreciation
Settlement Date	In Exchange For	Deliver	Counterparty	(Depreciation)

11/1/11	New Turkish Lira 3,237,340	United States Dollar 1,852,911	BNP Paribas SA	$(22,251)
11/1/11	Uganda Schilling 802,535,600	United States Dollar 305,919	Citigroup Global Markets	4,540
11/1/11	Uganda Schilling 426,995,000	United States Dollar 155,527	Standard Chartered Bank	9,655
11/1/11	Uganda Schilling 310,000,700	United States Dollar 118,502	Standard Chartered Bank	1,421
11/2/11	New Turkish Lira 899,343	United States Dollar 511,652	Credit Suisse	(3,203)
11/4/11	Kenyan Shilling 119,970,000	United States Dollar 1,451,718	Citigroup Global Markets	(244,180)

32

International Income Portfolio

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Purchases
				Net Unrealized
				Appreciation
Settlement Date	In Exchange For	Deliver	Counterparty	(Depreciation)

11/8/11	Indonesian Rupiah 7,035,176,000	United States Dollar 826,210	Bank of America	$(31,849)
11/8/11	Indonesian Rupiah 6,336,881,000	United States Dollar 743,853	Barclays Bank PLC	(28,338)
11/8/11	Indonesian Rupiah 6,336,881,000	United States Dollar 743,984	BNP Paribas SA	(28,469)
11/8/11	Indonesian Rupiah 7,040,256,000	United States Dollar 826,806	Citigroup Global Markets	(31,872)
11/8/11	Indonesian Rupiah 7,035,176,000	United States Dollar 826,210	Credit Suisse	(31,849)
11/8/11	Indonesian Rupiah 21,574,000,000	United States Dollar 2,428,137	Standard Chartered Bank	7,841
11/9/11	Ghanaian Cedi 878,000	United States Dollar 565,175	Citigroup Global Markets	(16,098)
11/9/11	Ghanaian Cedi 2,205,000	United States Dollar 1,402,226	JPMorgan Chase Bank	(23,278)
11/9/11	Hungarian Forint 734,356,697	United States Dollar 3,454,821	Nomura International PLC	(125,832)
11/14/11	Singapore Dollar 10,887,844	United States Dollar 8,826,789	Barclays Bank PLC	(149,861)
11/14/11	Swedish Krona 29,000,000	Euro 3,171,721	Goldman Sachs, Inc.	58,549
11/16/11	Moroccan Dirham 13,584,422	Euro 1,194,235	JPMorgan Chase Bank	16,326
11/16/11	New Zealand Dollar 2,375,060	United States Dollar 1,962,393	Standard Chartered Bank	(43,505)
11/16/11	Russian Ruble 53,270,000	United States Dollar 1,736,310	HSBC Bank USA	15,645
11/17/11	Australian Dollar 1,651,466	United States Dollar 1,677,279	Citigroup Global Markets	60,024
11/21/11	Czech Koruna 73,500,000	Euro 3,001,384	JPMorgan Chase Bank	(62,550)
11/21/11	Swiss Franc 1,572,225	Euro 1,308,261	HSBC Bank USA	(18,305)
12/8/11	Russian Ruble 43,630,000	United States Dollar 1,352,135	HSBC Bank USA	77,824
12/20/11	Norwegian Krone 29,404,281	Euro 3,667,165	HSBC Bank USA	195,023
1/3/12	Polish Zloty 15,657,744	Euro 3,515,750	State Street Bank and Trust Co.	28,203
1/11/12	Indian Rupee 93,880,000	United States Dollar 1,879,950	Barclays Bank PLC	22,637
1/11/12	Indian Rupee 103,720,000	United States Dollar 2,278,694	BNP Paribas SA	(176,688)
1/11/12	Indian Rupee 25,170,000	United States Dollar 495,892	Credit Suisse	14,207
1/11/12	Indian Rupee 217,990,000	United States Dollar 4,530,133	Credit Suisse	(112,312)

33

International Income Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Purchases
				Net Unrealized
				Appreciation
Settlement Date	In Exchange For	Deliver	Counterparty	(Depreciation)

1/19/12	Yuan Renminbi 470,000	United States Dollar 74,250	Barclays Bank PLC	$(355)
1/25/12	Zambian Kwacha 5,373,644,911	United States Dollar 1,035,384	Standard Chartered Bank	17,855
3/12/12	Swedish Krona 7,511,348	United States Dollar 1,159,000	Goldman Sachs, Inc.	(14,000)
3/20/12	Swedish Krona 17,173,288	Euro 1,862,087	State Street Bank and Trust Co.	41,791
4/24/12	Uganda Schilling 422,110,000	United States Dollar 136,121	Citigroup Global Markets	14,464
4/24/12	Uganda Schilling 381,030,000	United States Dollar 121,891	Standard Chartered Bank	14,039
4/26/12	Uganda Schilling 665,132,000	United States Dollar 218,076	Barclays Bank PLC	19,070
4/26/12	Uganda Schilling 391,971,000	United States Dollar 128,305	Citigroup Global Markets	11,448
6/15/12	Yuan Renminbi 3,397,000	United States Dollar 528,223	Goldman Sachs, Inc.	2,547
7/25/12	Uganda Schilling 408,500,000	United States Dollar 125,276	Standard Chartered Bank	15,350
10/25/12	Uganda Schilling 354,530,000	United States Dollar 104,403	Standard Chartered Bank	8,933
10/29/12	Uganda Schilling 627,024,000	United States Dollar 201,001	Citigroup Global Markets	(1,207)
10/29/12	Uganda Schilling 631,103,000	United States Dollar 199,997	Standard Chartered Bank	1,098
10/31/12	Uganda Schilling 476,329,900	United States Dollar 154,052	Standard Bank	(2,521)

				$(510,033)

Futures Contracts
					Net Unrealized
Expiration					Appreciation
Month/Year	Contracts	Position	Aggregate Cost	Value	(Depreciation)

12/11	7 U.S. 5-Year Treasury Note	Short	$(857,547)	$(858,266)	$(719)
12/11	33 U.S. 10-Year Treasury Note	Short	(4,272,469)	(4,259,063)	13,406
12/11	18 U.S. 30-Year Treasury Bond	Short	(2,466,819)	(2,502,562)	(35,743)

					$(23,056)

34

International Income Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Interest Rate Swaps
	Notional	Portfolio				Net Unrealized
	Amount	Pays/Receives	Floating	Annual	Termination	Appreciation
Counterparty	(000’s omitted)	Floating Rate	Rate Index	Fixed Rate	Date	(Depreciation)

Bank of America	ILS 380	Receives	3-month ILS TELBOR	4.20%	11/19/14	$(7,317)
Bank of America	ILS 400	Receives	3-month ILS TELBOR	4.54	1/6/15	(9,062)
Barclays Bank PLC	ILS 178	Receives	3-month ILS TELBOR	5.15	3/5/20	(4,541)
Barclays Bank PLC	ILS 181	Receives	3-month ILS TELBOR	5.16	3/8/20	(4,647)
Citibank NA	CZK 70,200	Pays	6-month CZK PRIBOR	2.57	4/18/14	157,223

						$131,656

CZK - Czech Koruna
ILS - Israeli Shekel

Credit Default Swaps — Buy Protection
		Notional	Contract				Upfront	Net Unrealized
		Amount	Annual		Termination	Market	Payments	Appreciation
Reference Entity	Counterparty	(000’s omitted)	Fixed Rate*		Date	Value	Received (Paid)	(Depreciation)

Austria	Barclays Bank PLC	$200	0.44%		12/20/13	$1,514	$—	$1,514
Austria	Barclays Bank PLC	100	1.42		3/20/14	(1,476)	—	(1,476)
Egypt	Bank of America	100	1.00	(1)	6/20/15	9,403	(4,507)	4,896
Egypt	Citigroup Global Markets	50	1.00	(1)	6/20/20	11,043	(4,787)	6,256
Egypt	Citigroup Global Markets	50	1.00	(1)	6/20/20	11,043	(5,029)	6,014
Egypt	Deutsche Bank	150	1.00	(1)	6/20/15	14,104	(5,932)	8,172
Egypt	Deutsche Bank	50	1.00	(1)	6/20/15	4,701	(2,297)	2,404
Egypt	Deutsche Bank	50	1.00	(1)	6/20/20	11,043	(4,817)	6,226
Lebanon	Barclays Bank PLC	100	1.00	(1)	12/20/14	7,738	(4,830)	2,908
Lebanon	Citigroup Global Markets	150	3.30		9/20/14	793	—	793
Lebanon	Citigroup Global Markets	200	1.00	(1)	12/20/14	15,476	(9,806)	5,670
Lebanon	Citigroup Global Markets	100	1.00	(1)	3/20/15	8,484	(4,258)	4,226
Lebanon	Credit Suisse	100	1.00	(1)	3/20/15	8,484	(4,777)	3,707
Lebanon	Credit Suisse	100	1.00	(1)	3/20/15	8,484	(4,805)	3,679
Lebanon	Deutsche Bank	100	1.00	(1)	3/20/15	8,484	(4,436)	4,048
Philippines	Barclays Bank PLC	72	1.00	(1)	3/20/15	497	(1,416)	(919)
Philippines	Deutsche Bank	100	1.00	(1)	3/20/15	689	(2,136)	(1,447)
Philippines	JPMorgan Chase Bank	71	1.00	%(1)	3/20/15	490	(1,396)	(906)
South Africa	Bank of America	200	1.00	(1)	12/20/19	11,167	(7,549)	3,618
South Africa	Barclays Bank PLC	200	1.00	(1)	12/20/19	11,168	(8,727)	2,441
South Africa	Citigroup Global Markets	100	1.00	(1)	12/20/19	5,584	(4,960)	624
South Africa	Credit Suisse	100	1.00	(1)	3/20/20	5,812	(4,471)	1,341
South Africa	JPMorgan Chase Bank	100	1.00	(1)	12/20/19	5,584	(5,172)	412
South Africa	JPMorgan Chase Bank	100	1.00	(1)	3/20/20	5,812	(3,610)	2,202
South Africa	JPMorgan Chase Bank	100	1.00	(1)	3/20/20	5,812	(3,739)	2,073
South Africa	JPMorgan Chase Bank	100	1.00	(1)	3/20/20	5,812	(5,167)	645
Spain	Barclays Bank PLC	100	1.00	(1)	3/20/20	14,533	(1,006)	13,527
Thailand	Barclays Bank PLC	200	0.97		9/20/19	10,912	—	10,912
Thailand	Citigroup Global Markets	200	0.86		12/20/14	1,901	—	1,901
Thailand	Citigroup Global Markets	100	0.95		9/20/19	5,596	—	5,596

35

International Income Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
		Notional	Contract				Upfront	Net Unrealized
		Amount	Annual		Termination	Market	Payments	Appreciation
Reference Entity	Counterparty	(000’s omitted)	Fixed Rate*		Date	Value	Received (Paid)	(Depreciation)

Thailand	JPMorgan Chase Bank	$100	0.87%		12/20/14	$919	$—	$919
Uruguay	Deutsche Bank	100	1.00	(1)	6/20/20	5,849	(6,436)	(587)
Banco de Sabadell, S.A.	JPMorgan Chase Bank	70	3.00	(1)	3/20/15	17,339	(310)	17,029
Citibank Corp.	Bank of America	420	1.00	(1)	9/20/20	31,310	(23,620)	7,690
Citibank Corp.	JPMorgan Chase Bank	420	1.00	(1)	9/20/20	31,310	(25,000)	6,310
Erste Group Bank AG	Barclays Bank PLC	70	1.00	(1)	3/20/15	7,736	(3,363)	4,373
ING Verzekeringen N.V.	JPMorgan Chase Bank	70	1.00	(1)	3/20/15	4,493	(1,513)	2,980
Rabobank Nederland N.V.	JPMorgan Chase Bank	70	1.00	(1)	3/20/15	1,295	(44)	1,251
Raiffeisen Zentralbank	Barclays Bank PLC	70	1.00	(1)	3/20/15	6,935	(4,539)	2,396

						$317,873	$(174,455)	$143,418

*	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.
(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

At October 31, 2011, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective and its use of derivatives, the Portfolio is subject to the following risks:

Credit Risk: The Portfolio enters into credit default swap contracts to manage its credit risk, to gain a particular exposure to credit risk, or to enhance return.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including futures and interest rate swaps to enhance return, to change the overall duration of the portfolio, or to hedge against fluctuations in securities prices due to interest rates.

The Portfolio enters into swap contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2011, the amount of derivatives with credit-related contingent features in a net liability position was $1,638,274. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $889,995 at October 31, 2011.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2011, the maximum amount of loss the Portfolio would incur due to counterparty risk was $1,584,601 with the highest amount from any one counterparty being $288,511. Such maximum amount would be reduced by any unamortized upfront payments received by the Portfolio. Such amount would be increased by any unamortized upfront payments made by the Portfolio. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At October 31, 2011, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $935,935 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

36

International Income Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2011 was as follows:

	Fair Value
		Foreign	Interest
Consolidated Statement of Assets and Liabilities Caption	Credit	Exchange	Rate

Net unrealized appreciation*	$—	$—	$13,406
Receivable for open forward foreign currency exchange contracts	—	1,278,625	—
Receivable for open swap contracts; Premium paid/received on open swap contracts	319,349	—	157,223

Total Asset Derivatives	$319,349	$1,278,625	$170,629

Net unrealized appreciation*	$—	$—	$(36,462)
Payable for open forward foreign currency exchange contracts	—	(1,607,372)	—
Payable for open swap contracts; Premium paid/received on open swap contracts	(1,476)	—	(25,567)

Total Liability Derivatives	$(1,476)	$(1,607,372)	$(62,029)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2011 was as follows:

		Foreign	Interest
Consolidated Statement of Operations Caption	Credit	Exchange	Rate

Net realized gain (loss) —
Financial futures contracts	$—	$—	$(783,134)
Swap contracts	(41,867)	—	15,622
Foreign currency and forward foreign currency exchange contract transactions	—	(781,723)	—

Total	$(41,867)	$(781,723)	$(767,512)

Change in unrealized appreciation (depreciation) —
Financial futures contracts	$—	$—	$(17,118)
Swap contracts	205,674	—	152,044
Foreign currency and forward foreign currency exchange contracts	—	11,143	—

Total	$205,674	$11,143	$134,926

The average notional amounts of futures contracts, forward foreign currency exchange contracts and swap contracts outstanding during the year ended October 31, 2011, which are indicative of the volume of these derivative types, were approximately $4,985,000, $121,440,000 and $10,286,000, respectively.

6 Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million ($450 million prior to September 12, 2011) unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% (0.10% prior to September 12, 2011) on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2011.

37

International Income Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

7 Risks Associated with Foreign Investments and Currencies

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities and currencies also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

8 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2011, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Government Bonds	$—	$59,116,576	$—	$59,116,576
Collateralized Mortgage Obligations	—	1,658,208	—	1,658,208
Mortgage Pass-Throughs	—	13,864,357	—	13,864,357
Precious Metals	13,412,921	—	—	13,412,921
Short-Term Investments —
Foreign Government Securities	—	76,104,103	—	76,104,103
U.S. Treasury Obligations	—	10,999,934	—	10,999,934
Other Securities	—	23,402,689	—	23,402,689

Total Investments	$13,412,921	$185,145,867	$—	$198,558,788

Forward Foreign Currency Exchange Contracts	$—	$1,278,625	$—	$1,278,625
Futures Contracts	13,406	—	—	13,406
Swap Contracts	—	476,572	—	476,572

Total	$13,426,327	$186,901,064	$—	$200,327,391

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(1,607,372)	$—	$(1,607,372)
Futures Contracts	(36,462)	—	—	(36,462)
Swap Contracts	—	(27,043)	—	(27,043)

Total	$(36,462)	$(1,634,415)	$—	$(1,670,877)

The Portfolio held no investments or other financial instruments as of October 31, 2010 whose fair value was determined using Level 3 inputs. At October 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

38

International Income Portfolio

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of International Income Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities of International Income Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2011, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated supplementary data for each of the four years in the period then ended and the period from the start of business, June 27, 2007, to October 31, 2007. These consolidated financial statements and consolidated supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated supplementary data referred to above present fairly, in all material respects, the financial position of International Income Portfolio and subsidiary as of October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended and the period from the start of business, June 27, 2007, to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2011

39

Eaton Vance
Diversified Currency Income Fund

October 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and International Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
with the
	Trust and		Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Of the Trust since 2005 and of the Portfolio since 2007	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Of the Trust since 2003 and of the Portfolio since 2007	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

40

Eaton Vance
Diversified Currency Income Fund

October 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and		Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Of the Trust since 2003 and of the Portfolio since 2007	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2007	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001- 2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board and Trustee of the Portfolio since 2007 and Trustee of the Trust since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust	Since 2011(2)	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Mark S. Venezia 1949	President of the Portfolio	Since 2007	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

41

Eaton Vance
Diversified Currency Income Fund

October 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust since 2004 and of the Portfolio since 2007	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	Prior to 2011, Mr. Richardson was Vice President of the Trust since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

42

Eaton Vance
Diversified Currency Income Fund

October 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

43

This Page Intentionally Left Blank

Investment Adviser of International Income Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance
Diversified Currency Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3042-12/11	INTLISRC

Eaton Vance Low Duration Fund Annual Report October 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2011
Eaton Vance
Low Duration Fund

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	19	and 31
Federal Tax Information	20
Management and Organization	32
Important Notices	35

Eaton Vance
Low Duration Fund
October 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
U.S. government securities generated solid gains for the 12 months ending October 31, 2011, as a result of strong second-half results that stemmed primarily from a global flight to quality assets and accommodative monetary policies.
Although the interest-rate backdrop remained favorable throughout the entire year as the Federal Reserve Board (the Fed) held policy rates between 0.00% and 0.25%, U.S. government securities languished during much of the first half of the period. At that time, improved economic data and rising commodity prices suggested growing inflation pressures and triggered worries about imminent interest-rate hikes. These developments prompted many investors to shun U.S. government securities and seek opportunities among riskier asset classes.
In the second half of the period, the investment backdrop became increasingly more favorable for U.S. government securities. Initially, global economic growth showed signs of decelerating, which raised the odds of a U.S. recession, tempered investors’ worries about rising interest-rates and inflation, and fueled their appetite for investments that historically had provided safe havens amid periods of economic and market uncertainty. Meanwhile, new accommodative policies from the Fed aimed at keeping interest rates low also bolstered demand for U.S. government-backed investments. In August, the Fed stated its plan to keep policy rates at or near zero until at least mid-2013. At its next meeting in September, the Fed announced further monetary stimulus with its maturity extension program. Dubbed “Operation Twist,” this program involved the central bank’s swapping its short-term holdings for longer-term Treasury bonds. Against this already favorable backdrop for high-quality fixed-income securities, investor demand further intensified in late summer, despite the contentious tone of the debate to increase the U.S. debt ceiling and Standard & Poor’s resultant decision to downgrade the country’s long-term credit rating. Investors flocked to high-quality U.S. government bonds amid deepening financial stress in Europe, slowing worldwide economic activity and severe global equity markets volatility.
Fund Performance
For the fiscal year ending October 31, 2011, Eaton Vance Low Duration Fund’s Class A shares at net asset value (NAV) had a total return of 0.65%. By comparison, the Fund’s benchmark, the BofA Merrill Lynch 1-3 Year Treasury Index (the Index),2 returned 1.09% during the period.
The Fund’s underperformance was primarily due to the shorter portfolio duration of the Fund’s investments during the period. Duration is a measure of a portfolio’s price sensitivity to changes in interest rates based on the timing of anticipated principal and interest payments. A shorter portfolio duration normally has less exposure to interest-rate changes. Although the Fund’s comparatively short portfolio duration—accomplished in part by shorting U.S. Treasury futures—aided its performance relative to the Index early in the period, it detracted when U.S. government bonds rallied strongly in the second half of the period. In recognition of the slowing of the U.S. economy and the Fed’s policy of keeping rates low until mid-2013 at the earliest, the Fund’s portfolio duration was lengthened to roughly 1.2 years by the end of the period.
By contrast, performance was aided by the Fund’s larger-than-index stake in seasoned mortgage-backed securities (MBS). During the past 12 months, these MBS modestly outpaced Treasuries, in which the Fund was underweighted. The Fund’s seasoned MBS investments typically were comprised of mortgages originated from the late 1980s through early 2001/2002. The Fund’s seasoned MBS holdings generally have lower loan-to-value ratios, meaning that the homeowners who took out these loans have more equity in their homes than the average borrower and, in most cases, two- to four-times more than the remaining mortgage amount. Because of these characteristics, seasoned MBS holdings benefited from comparatively stable rates of prepayment—consistently in the mid-teens.
The Fund’s performance also was bolstered by an approximate 10% exposure to Floating Rate Portfolio. Much of the benefit of owning bank loans came in the first half of the period, when strong investor demand for higher-yielding alternatives to government bonds and sustained improvements in issuer fundamentals boosted the sector.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
Low Duration Fund
October 31, 2011
Performance2,3

Portfolio Manager Susan Schiff, CFA

				Since
% Average Annual Total Returns	Inception Date	1 Year	5 Years	Inception

Class A at NAV	9/30/2002	0.65%	4.06%	3.07%
Class A at 2.25% Maximum Sales Charge	—	–1.59	3.59	2.82
Class B at NAV	9/30/2002	–0.10	3.29	2.31
Class B at 3% Maximum Sales Charge	—	–3.03	3.29	2.31
Class C at NAV	9/30/2002	0.04	3.45	2.46
Class C at 1% Maximum Sales Charge	—	–0.93	3.45	2.46
Class I at NAV	5/4/2009	0.91	—	3.70

BofA Merrill Lynch 1-3 Year U.S. Treasury Index	9/30/2002	1.09%	3.77%	3.04%

Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I

	0.95%	1.70%	1.55%	0.70%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
	Period Beginning	At NAV	Sales Charge

Class B	9/30/02	$12,301	N.A.

Class C	9/30/02	$12,473	N.A.

Class I	5/4/09	$10,949	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Low Duration Fund
October 31, 2011
Fund Profile5

Asset Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance
Low Duration Fund
October 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index of short-term U.S. Treasury securities. Index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus.

[5]	Fund invests in one or more affiliated investment companies (Portfolios) and also may invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Portfolios.

Fund profile subject to change due to active management.

5

Eaton Vance
Low Duration Fund

October 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 – October 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
	(5/1/11)	(10/31/11)	(5/1/11 – 10/31/11)	Ratio

Actual
Class A	$1,000.00	$1,005.00	$4.75	0.94%
Class B	$1,000.00	$1,001.30	$8.47	1.68%
Class C	$1,000.00	$1,002.00	$7.77	1.54%
Class I	$1,000.00	$1,006.30	$3.49	0.69%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.50	$4.79	0.94%
Class B	$1,000.00	$1,016.70	$8.54	1.68%
Class C	$1,000.00	$1,017.40	$7.83	1.54%
Class I	$1,000.00	$1,021.70	$3.52	0.69%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2011. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance
Low Duration Fund

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Investment in Short-Term U.S. Government Portfolio, at value (identified cost, $364,915,993)	$388,627,419
Investment in Floating Rate Portfolio, at value (identified cost, $41,432,763)	43,755,426
Investment in Government Obligations Portfolio, at value (identified cost, $26,135,475)	27,480,233
Receivable for Fund shares sold	937,747

Total assets	$460,800,825

Liabilities

Payable for Fund shares redeemed	$1,495,007
Distributions payable	280,030
Payable to affiliates:
Distribution and service fees	157,168
Trustees’ fees	42
Accrued expenses	115,486

Total liabilities	$2,047,733

Net Assets	$458,753,092

Sources of Net Assets

Paid-in capital	$467,331,602
Accumulated net realized loss from Portfolios	(35,836,037)
Accumulated distributions in excess of net investment income	(121,320)
Net unrealized appreciation from Portfolios	27,378,847

Net Assets	$458,753,092

Class A Shares

Net Assets	$250,374,756
Shares Outstanding	27,880,327
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.98
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$9.19

Class B Shares

Net Assets	$9,996,755
Shares Outstanding	1,111,849
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.99

Class C Shares

Net Assets	$132,240,205
Shares Outstanding	14,709,344
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.99

Class I Shares

Net Assets	$66,141,376
Shares Outstanding	7,373,403
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.97

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7

See Notes to Financial Statements.
7

Eaton Vance
Low Duration Fund

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Interest and other income allocated from Portfolios	$16,991,317
Expenses allocated from Portfolios	(2,880,793)

Total investment income from Portfolios	$14,110,524

Expenses

Distribution and service fees
Class A	$720,211
Class B	90,056
Class C	1,219,844
Trustees’ fees and expenses	500
Custodian fee	52,071
Transfer and dividend disbursing agent fees	313,910
Legal and accounting services	51,427
Printing and postage	47,386
Registration fees	115,644
Miscellaneous	15,180

Total expenses	$2,626,229

Net investment income	$11,484,295

Realized and Unrealized Gain (Loss) from Portfolios

Net realized gain (loss) —
Investment transactions	$3,519,327
Financial futures contracts	(12,587,575)
Swap contracts	330
Foreign currency and forward foreign currency exchange contract transactions	(142,261)

Net realized loss	$(9,210,179)

Change in unrealized appreciation (depreciation) —
Investments	$(990,142)
Financial futures contracts	766,192
Swap contracts	(11,444)
Foreign currency and forward foreign currency exchange contracts	44,450

Net change in unrealized appreciation (depreciation)	$(190,944)

Net realized and unrealized loss	$(9,401,123)

Net increase in net assets from operations	$2,083,172

8

See Notes to Financial Statements.
8

Eaton Vance
Low Duration Fund

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$11,484,295	$12,632,714
Net realized loss from investment transactions, financial futures contracts, swap contracts and foreign currency and forward foreign currency exchange contract transactions	(9,210,179)	(13,384,293)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	(190,944)	19,148,279

Net increase in net assets from operations	$2,083,172	$18,396,700

Distributions to shareholders —
From net investment income
Class A	$(9,161,117)	$(10,457,839)
Class B	(218,468)	(229,017)
Class C	(3,692,155)	(3,693,893)
Class I	(2,399,395)	(992,231)

Total distributions to shareholders	$(15,471,135)	$(15,372,980)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$93,465,231	$254,675,279
Class B	5,423,778	6,253,148
Class C	37,126,813	94,691,457
Class I	39,025,233	70,118,891
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	7,380,984	8,687,732
Class B	171,682	173,332
Class C	2,828,326	2,738,300
Class I	701,064	229,816
Cost of shares redeemed
Class A	(190,042,162)	(176,758,556)
Class B	(3,141,525)	(2,410,735)
Class C	(69,281,431)	(33,994,604)
Class I	(38,476,110)	(18,207,477)
Net asset value of shares exchanged
Class A	1,820,910	2,820,641
Class B	(1,820,910)	(2,820,641)

Net increase (decrease) in net assets from Fund share transactions	$(114,818,117)	$206,196,583

Net increase (decrease) in net assets	$(128,206,080)	$209,220,303

Net Assets

At beginning of year	$586,959,172	$377,738,869

At end of year	$458,753,092	$586,959,172

Accumulated distributions in excess of net investment income included in net assets

At end of year	$(121,320)	$(210,596)

9

See Notes to Financial Statements.
9

Eaton Vance
Low Duration Fund

October 31, 2011

Financial Highlights

	Class A

	Year Ended October 31,

	2011	2010	2009		2008		2007

Net asset value — Beginning of year	$9.210	$9.160	$8.720		$8.990		$9.060

Income (Loss) From Operations

Net investment income(1)	$0.218	$0.245	$0.270		$0.344		$0.397
Net realized and unrealized gain (loss)	(0.160)	0.102	0.549		(0.191)		0.028

Total income from operations	$0.058	$0.347	$0.819		$0.153		$0.425

Less Distributions

From net investment income	$(0.288)	$(0.297)	$(0.339)		$(0.423)		$(0.482)
Tax return of capital	—	—	(0.040)		—		(0.013)

Total distributions	$(0.288)	$(0.297)	$(0.379)		$(0.423)		$(0.495)

Net asset value — End of year	$8.980	$9.210	$9.160		$8.720		$8.990

Total Return(2)	0.65%	3.86%	9.57%		1.65%		4.82%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$250,375	$345,385	$254,074		$71,284		$20,998
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	0.93%	0.95%	1.00	%(5)	1.00	%(5)	1.17	%(5)
Net investment income	2.40%	2.67%	2.99%		3.83%		4.40%
Portfolio Turnover of the Fund(6)	18%	17%	38%		83%		81%
Portfolio Turnover of Short-Term U.S. Government Portfolio	6%	26%	34%		24%		35%
Portfolio Turnover of Floating Rate Portfolio	56%	39%	35%		7%		61%
Portfolio Turnover of Government Obligations Portfolio	19%	22%	28%		19%		n/a

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(5)	The investment adviser waived its investment adviser and administration fee and/or the administrator reimbursed expenses (equal to 0.05%, 0.30% and 0.39% of average daily net assets for the years ended October 31, 2009, 2008 and 2007, respectively).
(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

10

See Notes to Financial Statements.
10

Eaton Vance
Low Duration Fund

October 31, 2011

Financial Highlights — continued

	Class B

	Year Ended October 31,

	2011	2010	2009		2008		2007

Net asset value — Beginning of year	$9.220	$9.170	$8.730		$9.000		$9.060

Income (Loss) From Operations

Net investment income(1)	$0.150	$0.177	$0.219		$0.290		$0.330
Net realized and unrealized gain (loss)	(0.160)	0.102	0.530		(0.208)		0.036

Total income (loss) from operations	$(0.010)	$0.279	$0.749		$0.082		$0.366

Less Distributions

From net investment income	$(0.220)	$(0.229)	$(0.277)		$(0.352)		$(0.413)
Tax return of capital	—	—	(0.032)		—		(0.013)

Total distributions	$(0.220)	$(0.229)	$(0.309)		$(0.352)		$(0.426)

Net asset value — End of year	$8.990	$9.220	$9.170		$8.730		$9.000

Total Return(2)	(0.10)%	3.09%	8.71%		0.85%		4.14%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$9,997	$9,589	$8,338		$7,290		$3,367
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.68%	1.70%	1.75	%(5)	1.75	%(5)	1.92	%(5)
Net investment income	1.66%	1.93%	2.44%		3.22%		3.66%
Portfolio Turnover of the Fund(6)	18%	17%	38%		83%		81%
Portfolio Turnover of Short-Term U.S. Government Portfolio	6%	26%	34%		24%		35%
Portfolio Turnover of Floating Rate Portfolio	56%	39%	35%		7%		61%
Portfolio Turnover of Government Obligations Portfolio	19%	22%	28%		19%		n/a

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(5)	The investment adviser waived its investment adviser and administration fee and/or the administrator reimbursed expenses (equal to 0.05%, 0.30% and 0.39% of average daily net assets for the years ended October 31, 2009, 2008 and 2007, respectively).
(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

11

See Notes to Financial Statements.
11

Eaton Vance
Low Duration Fund

October 31, 2011

Financial Highlights — continued

	Class C

	Year Ended October 31,

	2011	2010	2009		2008		2007

Net asset value — Beginning of year	$9.220	$9.170	$8.730		$9.000		$9.060

Income (Loss) From Operations

Net investment income(1)	$0.163	$0.190	$0.218		$0.299		$0.342
Net realized and unrealized gain (loss)	(0.160)	0.103	0.546		(0.203)		0.038

Total income from operations	$0.003	$0.293	$0.764		$0.096		$0.380

Less Distributions

From net investment income	$(0.233)	$(0.243)	$(0.290)		$(0.366)		$(0.427)
Tax return of capital	—	—	(0.034)		—		(0.013)

Total distributions	$(0.233)	$(0.243)	$(0.324)		$(0.366)		$(0.440)

Net asset value — End of year	$8.990	$9.220	$9.170		$8.730		$9.000

Total Return(2)	0.04%	3.23%	8.89%		1.02%		4.30%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$132,240	$165,285	$100,970		$34,447		$16,298
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.53%	1.55%	1.60	%(5)	1.60	%(5)	1.78	%(5)
Net investment income	1.80%	2.07%	2.42%		3.32%		3.80%
Portfolio Turnover of the Fund(6)	18%	17%	38%		83%		81%
Portfolio Turnover of Short-Term U.S. Government Portfolio	6%	26%	34%		24%		35%
Portfolio Turnover of Floating Rate Portfolio	56%	39%	35%		7%		61%
Portfolio Turnover of Government Obligations Portfolio	19%	22%	28%		19%		n/a

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(5)	The investment adviser waived its investment adviser and administration fee and/or the administrator reimbursed expenses (equal to 0.05%, 0.30% and 0.39% of average daily net assets for the years ended October 31, 2009, 2008 and 2007, respectively).
(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

12

See Notes to Financial Statements.
12

Eaton Vance
Low Duration Fund

October 31, 2011

Financial Highlights — continued

	Class I

	Year Ended October 31,
			Period Ended
	2011	2010	October 31, 2009(1)

Net asset value — Beginning of period	$9.200	$9.150	$8.970

Income (Loss) From Operations

Net investment income(2)	$0.239	$0.267	$0.134
Net realized and unrealized gain (loss)	(0.158)	0.103	0.242

Total income from operations	$0.081	$0.370	$0.376

Less Distributions

From net investment income	$(0.311)	$(0.320)	$(0.175)
Tax return of capital	—	—	(0.021)

Total distributions	$(0.311)	$(0.320)	$(0.196)

Net asset value — End of period	$8.970	$9.200	$9.150

Total Return(3)	0.91%	4.00%	4.34	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$66,141	$66,700	$14,356
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	0.68%	0.70%	0.75	%(7)(8)
Net investment income	2.64%	2.91%	2.95	%(7)
Portfolio Turnover of the Fund(9)	18%	17%	38	%(10)
Portfolio Turnover of Short-Term U.S. Government Portfolio	6%	26%	34	%(11)
Portfolio Turnover of Floating Rate Portfolio	56%	39%	35	%(11)
Portfolio Turnover of Government Obligations Portfolio	19%	22%	28	%(11)

(1)	For the period from the start of business, May 4, 2009, to October 31, 2009.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	Annualized.
(8)	The administrator reimbursed expenses (equal to 0.07% for the period ended October 31, 2009).
(9)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.
(10)	For the Fund’s year ended October 31, 2009.
(11)	For the Portfolio’s year ended October 31, 2009.

13

See Notes to Financial Statements.
13

Eaton Vance
Low Duration Fund

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Low Duration Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares four years after their purchase as described in the Fund’s prospectus. Beginning on January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to seek total return. The Fund currently pursues its objective by investing all of its investable assets in interests in the following three portfolios managed by Eaton Vance Management (EVM) or its affiliates: Short-Term U.S. Government Portfolio (formerly, Investment Portfolio), Floating Rate Portfolio and Government Obligations Portfolio (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investment in the Portfolios reflects the Fund’s proportionate interest in the net assets of Short-Term U.S. Government Portfolio, Floating Rate Portfolio and Government Obligations Portfolio (89.9%, 0.5% and 2.5%, respectively, at October 31, 2011). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of Short-Term U.S. Government Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of each Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Valuation of securities by Short-Term U.S. Government Portfolio is discussed in Note 1A of such Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of Floating Rate Portfolio and Government Obligations Portfolio for applicable investments.

Additional valuation policies for Floating Rate Portfolio are as follows: The Portfolio’s investments are primarily in interests in senior floating-rate loans (Senior Loans) of domestic and foreign issues. Interests in Senior Loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and

14

Eaton Vance
Low Duration Fund

October 31, 2011

Notes to Financial Statements — continued

projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $36,223,015 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2012 ($3,697,770), October 31, 2013 ($1,016,104), October 31, 2014 ($811,882), October 31, 2015 ($374,820), October 31, 2016 ($594,536), October 31, 2017 ($766,153), October 31, 2018 ($16,698,377) and October 31, 2019 ($12,263,373), respectively. In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2011.

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2 Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

15

Eaton Vance
Low Duration Fund

October 31, 2011

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2011 and October 31, 2010 was as follows:

	Year Ended October 31,

	2011	2010

Distributions declared from:
Ordinary income	$15,471,135	$15,372,980

During the year ended October 31, 2011, accumulated net realized loss was decreased by $104,130, accumulated distributions in excess of net investment income was decreased by $4,076,116 and paid-in capital was decreased by $4,180,246 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for paydown gain (loss), premium amortization, mixed straddles, defaulted bond interest, swap contracts, and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$158,443
Capital loss carryforward	$(36,223,015)
Net unrealized appreciation	$27,766,092
Other temporary differences	$(280,030)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, futures contracts, premium amortization, defaulted bond interest and the timing of recognizing distributions to shareholders.

3 Transactions with Affiliates

EVM serves as the investment adviser and administrator of the Fund, providing investment advisory services (relating to the investment of the Fund’s assets in the Portfolios) and administering the business affairs of the Fund. Pursuant to the investment advisory and administrative agreement and subsequent fee waiver agreement between the Fund and EVM, the fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets, all of which is waived. The fee waiver agreement may not be amended or terminated without the approval of the Fund’s Trustees and shareholders. The Portfolios have engaged BMR to render investment advisory services. For the year ended October 31, 2011, the Fund’s allocated portion of the adviser fees paid by the Portfolios amounted to $2,595,891 or 0.51% of the Fund’s average daily net assets. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2011, EVM earned $13,257 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM and the Fund’s principal underwriter, received $17,684 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2011. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2011 amounted to $720,211 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% and 0.60% per annum of its average daily net assets attributable to Class B and Class C shares, respectively, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts therefore paid or payable to EVD by each respective class. For the year ended October 31, 2011, the Fund paid or accrued to EVD $67,542 and

16

Eaton Vance
Low Duration Fund

October 31, 2011

Notes to Financial Statements — continued

$861,066 for Class B and Class C shares, respectively, representing 0.75% and 0.60% of the average daily net assets of Class B and Class C shares, respectively. At October 31, 2011, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $1,507,000 and $15,382,000, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2011 amounted to $22,514 and $358,778 for Class B and Class C shares, respectively.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 3% in the case of redemptions in the first year of purchase, declining to 2.5% in the second year, 2.0% in the third year, 1.0% in the fourth year and 0.0% thereafter. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2011, the Fund was informed that EVD received approximately $121,000, $22,000 and $64,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6 Investment Transactions

For the year ended October 31, 2011, increases and decreases in the Fund’s investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Short-Term U.S. Government Portfolio	$69,106,714	$190,775,458
Floating Rate Portfolio	4,602,284	9,764,256
Government Obligations Portfolio	20,000,000	—

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,

Class A	2011	2010

Sales	10,289,717	27,784,560
Issued to shareholders electing to receive payments of distributions in Fund shares	814,774	946,857
Redemptions	(20,930,005)	(19,279,835)
Exchange from Class B shares	201,016	307,751

Net increase (decrease)	(9,624,498)	9,759,333

17

Eaton Vance
Low Duration Fund

October 31, 2011

Notes to Financial Statements — continued

	Year Ended October 31,

Class B	2011	2010

Sales	599,651	681,547
Issued to shareholders electing to receive payments of distributions in Fund shares	18,945	18,870
Redemptions	(346,081)	(262,619)
Exchange to Class A shares	(200,748)	(307,193)

Net increase	71,767	130,605

	Year Ended October 31,

Class C	2011	2010

Sales	4,094,291	10,319,112
Issued to shareholders electing to receive payments of distributions in Fund shares	312,018	298,142
Redemptions	(7,627,521)	(3,702,300)

Net increase (decrease)	(3,221,212)	6,914,954

	Year Ended October 31,

Class I	2011	2010

Sales	4,302,116	7,641,985
Issued to shareholders electing to receive payments of distributions in Fund shares	77,544	25,051
Redemptions	(4,256,734)	(1,985,643)

Net increase	122,926	5,681,393

8 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2011 and October 31, 2010, the Fund’s investments in Floating Rate Portfolio and Government Obligations Portfolio, whose financial statements are not included but are available elsewhere as discussed in Note 1, were valued based on Level 1 inputs.

18

Eaton Vance
Low Duration Fund

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Low Duration Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Low Duration Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2011, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Low Duration Fund as of October 31, 2011, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2011

19

Eaton Vance
Low Duration Fund

October 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

20

Short-Term U.S. Government Portfolio

October 31, 2011

Portfolio of Investments

Mortgage Pass-Throughs — 51.8%

	Principal
	Amount
Security	(000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
2.348%, with maturity at 2020(1)	$827	$842,658
2.505%, with maturity at 2023(1)	2,133	2,204,968
2.588%, with various maturities to 2022(1)	4,166	4,281,169
2.60%, with various maturities to 2037(1)	2,593	2,700,798
2.724%, with maturity at 2035(1)	6,634	6,882,007
2.929%, with maturity at 2035(1)	4,896	5,131,344
3.088%, with maturity at 2034(1)	2,443	2,583,302
3.423%, with maturity at 2029(1)	1,344	1,383,359
3.431%, with maturity at 2022(1)	463	480,816
3.447%, with maturity at 2032(1)	1,932	1,983,966
3.694%, with maturity at 2025(1)	1,904	2,013,789
3.857%, with maturity at 2034(1)	1,093	1,192,552
4.069%, with maturity at 2037(1)	2,553	2,755,176
4.334%, with maturity at 2030(1)	1,865	2,034,588
4.50%, with maturity at 2018	4,315	4,605,489
4.716%, with maturity at 2033(1)	6,634	7,235,740
5.00%, with various maturities to 2018	7,025	7,541,546
5.308%, with maturity at 2032(1)	918	980,185
5.50%, with various maturities to 2018	4,278	4,612,262
6.00%, with various maturities to 2035	10,329	11,690,771
6.50%, with various maturities to 2030	2,966	3,276,363
7.00%, with various maturities to 2035	2,155	2,510,996
7.50%, with various maturities to 2017	1,012	1,073,772
8.00%, with various maturities to 2025	403	453,847
9.25%, with maturity at 2017	6	6,389

		$80,457,852

Federal National Mortgage Association:
2.339%, with maturity at 2031(1)	$5,092	$5,281,265
2.566%, with various maturities to 2037(1)	1,934	2,006,927
2.588%, with maturity at 2032(1)	2,728	2,840,726
2.60%, with various maturities to 2035(1)	5,902	6,163,084
2.654%, with maturity at 2031(1)	6,856	7,046,482
2.658%, with maturity at 2020(1)	836	858,526
2.664%, with maturity at 2019(1)	2,402	2,477,090
2.751%, with maturity at 2018(1)	78	79,642
2.791%, with maturity at 2018(1)	526	540,812
2.819%, with maturity at 2037(1)	6,028	6,320,355
2.969%, with maturity at 2040(1)	1,777	1,854,240
3.052%, with maturity at 2036(1)	645	665,429
3.068%, with maturity at 2029(1)	475	488,501
3.086%, with maturity at 2018(1)	56	56,450
3.271%, with maturity at 2030(1)	1,108	1,148,515
3.466%, with maturity at 2036(1)	2,292	2,357,568
3.503%, with maturity at 2030(1)	4,141	4,331,081
3.545%, with maturity at 2030(1)	1,553	1,652,300
3.659%, with maturity at 2034(1)	7,631	8,245,344
3.687%, with maturity at 2021(1)	949	993,528
3.831%, with maturity at 2035(1)	3,158	3,422,677
3.857%, with maturity at 2021(1)	1,084	1,127,802
3.918%, with maturity at 2034(1)	4,923	5,336,436
3.922%, with maturity at 2036(1)	626	652,700
3.944%, with maturity at 2021(1)	1,805	1,871,318
4.104%, with maturity at 2033(1)	1,733	1,890,254
4.299%, with maturity at 2035(1)	2,203	2,402,746
4.319%, with maturity at 2036(1)	4,211	4,593,259
4.494%, with maturity at 2035(1)	4,149	4,526,082
4.50%, with various maturities to 2018	12,136	12,940,483
4.597%, with maturity at 2029(1)	3,940	4,297,375
4.717%, with maturity at 2034(1)	2,344	2,546,787
4.818%, with maturity at 2034(1)	4,803	5,238,587
5.00%, with various maturities to 2019(2)	16,045	17,253,544
5.50%, with various maturities to 2020	782	847,577
6.00%, with various maturities to 2031	2,942	3,285,099
6.324%, with maturity at 2032(1)	701	764,448
6.50%, with various maturities to 2019	840	886,827
7.00%, with various maturities to 2033	4,730	5,476,824
8.00%, with various maturities to 2034	2,107	2,595,129
9.384%, with maturity at 2018(3)	375	427,991
9.50%, with maturity at 2022	589	697,996

		$138,489,806

Government National Mortgage Association:
2.125%, with various maturities to 2027(1)	$1,072	$1,106,644
5.00%, with maturity at 2018	2,656	2,896,657
8.25%, with maturity at 2020	282	327,598
9.00%, with maturity at 2017	353	403,384

		$4,734,283

Total Mortgage Pass-Throughs
(identified cost $216,164,282)		$223,681,941

Collateralized Mortgage Obligations — 6.8%

	Principal
	Amount
Security	(000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
Series 1395, Class F, 1.966%, 10/15/22(4)	$92	$91,674
Series 2135, Class JZ, 6.00%, 3/15/29	4,454	4,850,239
Series 3872, (Interest Only), Class NI, 6.692%, 12/15/21(5)	31,827	3,991,764

		$8,933,677

Federal National Mortgage Association:
Series G93-17, Class FA, 1.25%, 4/25/23(4)	$207	$210,296
Series G93-36, Class ZQ, 6.50%, 12/25/23	940	1,059,373
Series G97-4, Class FA, 1.05%, 6/17/27(4)	710	718,550

See Notes to Financial Statements.
21

Short-Term U.S. Government Portfolio

October 31, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Federal National Mortgage Association: (continued)
Series 296, (Interest Only), Class 2, 11.262%, 4/1/24(5)	$2,771	$555,385
Series 1993-203, Class PL, 6.50%, 10/25/23	1,115	1,258,659
Series 1993-250, Class Z, 7.00%, 12/25/23	289	306,656
Series 1994-14, Class F, 2.916%, 10/25/23(4)	1,114	1,146,481
Series 2001-4, Class GA, 9.818%, 4/17/25(3)	200	230,004
Series 2005-68, (Interest Only), Class XI, 5.065%, 8/25/35(5)	13,941	2,898,336
Series 2009-48, Class WA, 5.849%, 7/25/39(3)	2,493	2,780,131
Series 2009-62, Class WA, 5.55%, 8/25/39(3)	3,549	3,937,357
Series 2010-13, (Interest Only), Class PI, 8.981%, 11/25/38(5)	36,297	4,182,655

		$19,283,883

Government National Mortgage Association:
Series 2000-30, Class F, 0.793% , 12/16/22(4)	$1,164	$1,175,319

Total Collateralized Mortgage Obligations
(identified cost $28,872,480)		$29,392,879

Commercial Mortgage-Backed Securities — 2.7%

	Principal
	Amount
Security	(000’s omitted)	Value

COMM, Series 2005-LP5, Class A2, 4.63%, 5/10/43	$895	$898,200
GMACC, Series 2003-C2, Class A1, 4.576%, 5/10/40	560	575,061
JPMCC, Series 2004-CBX, Class A4, 4.529%, 1/12/37	4,161	4,157,896
MSC, Series 2004-IQ7, Class A3, 5.35%, 6/15/38(3)	6,196	6,244,570

Total Commercial Mortgage-Backed Securities
(identified cost $12,058,809)		$11,875,727

U.S. Government Agency Obligations — 34.0%

	Principal
	Amount
Security	(000’s omitted)	Value

Federal Farm Credit Bank:
5.75%, 12/7/28	$5,000	$6,375,245
5.77%, 1/5/27	3,000	3,791,073

		$10,166,318

Federal Home Loan Bank:
4.125%, 12/13/19	$5,000	$5,683,535
4.125%, 3/13/20	20,000	22,503,020
4.50%, 9/13/19	10,000	11,607,480
4.625%, 9/11/20	1,735	2,026,445
5.365%, 9/9/24	8,000	9,884,568
5.375%, 9/30/22	10,135	12,486,837
5.375%, 8/15/24	3,500	4,299,533
5.75%, 6/12/26	12,000	15,294,516

		$83,785,934

United States Agency for International Development — Israel:
0.00%, 5/1/20	$1,100	$887,190
0.00%, 3/15/21	20,000	15,780,880
5.50%, 12/4/23	6,775	8,560,714
5.50%, 4/26/24	22,000	27,956,434

		$53,185,218

Total U.S. Government Agency Obligations
(identified cost $128,774,060)		$147,137,470

Short-Term Investments — 4.0%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(6)	$17,057	$17,056,573

Total Short-Term Investments
(identified cost $17,056,573)		$17,056,573

Total Investments — 99.3%
(identified cost $402,926,204)		$429,144,590

Other Assets, Less Liabilities — 0.7%		$3,047,074

Net Assets — 100.0%		$432,191,664

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

COMM	- Commercial Mortgage Pass-Through Certificate
GMACC	- GMAC Commercial Mortgage Securities, Inc.
JPMCC	- JPMorgan Chase Commercial Mortgage Securities Corp.
MSC	- Morgan Stanley Capital I

(1)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2011.
(2)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.
(3)	Weighted average fixed-rate coupon that changes/updates monthly.
(4)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2011.
(5)	Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated. The interest rate shown represents the yield based on the estimated timing and amount of future cash flows at period-end.
(6)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2011.

See Notes to Financial Statements.
22

Short-Term U.S. Government Portfolio

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Unaffiliated investments, at value (identified cost, $385,869,631)	$412,088,017
Affiliated investment, at value (identified cost, $17,056,573)	17,056,573
Interest receivable	2,378,459
Interest receivable from affiliated investment	1,499
Receivable for investments sold	2,192,786

Total assets	$433,717,334

Liabilities

Payable for variation margin on open financial futures contracts	$1,273,465
Payable to affiliates:
Investment adviser fee	183,888
Trustees’ fees	1,230
Accrued expenses	67,087

Total liabilities	$1,525,670

Net Assets applicable to investors’ interest in Portfolio	$432,191,664

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$406,172,106
Net unrealized appreciation	26,019,558

Total	$432,191,664

See Notes to Financial Statements.
23

Short-Term U.S. Government Portfolio

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Interest	$15,428,938
Interest allocated from affiliated investment	27,147
Expenses allocated from affiliated investment	(2,464)

Total investment income	$15,453,621

Expenses

Investment adviser fee	$2,385,432
Trustees’ fees and expenses	15,798
Custodian fee	199,645
Legal and accounting services	44,519
Miscellaneous	15,085

Total expenses	$2,660,479

Deduct —
Reduction of custodian fee	$18

Total expense reductions	$18

Net expenses	$2,660,461

Net investment income	$12,793,160

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$2,190,157
Investment transactions allocated from affiliated investment	826
Financial futures contracts	(13,517,802)

Net realized loss	$(11,326,819)

Change in unrealized appreciation (depreciation) —
Investments	$126,807
Financial futures contracts	724,311

Net change in unrealized appreciation (depreciation)	$851,118

Net realized and unrealized loss	$(10,475,701)

Net increase in net assets from operations	$2,317,459

See Notes to Financial Statements.
24

Short-Term U.S. Government Portfolio

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$12,793,160	$13,834,114
Net realized loss from investment transactions and financial futures contracts	(11,326,819)	(15,579,460)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	851,118	19,497,589

Net increase in net assets from operations	$2,317,459	$17,752,243

Capital transactions —
Contributions	$97,340,902	$260,675,601
Withdrawals	(194,170,292)	(85,589,600)

Net increase (decrease) in net assets from capital transactions	$(96,829,390)	$175,086,001

Net increase (decrease) in net assets	$(94,511,931)	$192,838,244

Net Assets

At beginning of year	$526,703,595	$333,865,351

At end of year	$432,191,664	$526,703,595

See Notes to Financial Statements.
25

Short-Term U.S. Government Portfolio

October 31, 2011

Supplementary Data

	Year Ended October 31,

Ratios/Supplemental Data	2011	2010	2009	2008	2007

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.56%	0.57%	0.58%	0.63%	0.65%
Net investment income	2.68%	2.87%	3.23%	3.96%	4.67%
Portfolio Turnover	6%	26%	34%	24%	35%

Total Return	0.63%	3.65%	7.76%	4.34%	5.52%

Net assets, end of year (000’s omitted)	$432,192	$526,704	$333,865	$116,214	$42,324

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
26

Short-Term U.S. Government Portfolio

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Short-Term U.S. Government Portfolio (formerly, Investment Portfolio) (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2011, Eaton Vance Low Duration Fund and Eaton Vance Multi-Strategy Absolute Return Fund held an interest of 89.9% and 6.6%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned, fixed-rate 30-year mortgage-backed securities as noted below) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed-rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or

27

Short-Term U.S. Government Portfolio

October 31, 2011

Notes to Financial Statements — continued

having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

2 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.50% of the Portfolio’s average daily net assets and is payable monthly. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2011, the Portfolio’s investment adviser fee amounted to $2,385,432.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the year ended October 31, 2011 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$3,858,977	$13,856,557
U.S. Government and Agency Securities	23,401,797	117,987,699

	$27,260,774	$131,844,256

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$405,037,574

Gross unrealized appreciation	$25,371,746
Gross unrealized depreciation	(1,264,730)

Net unrealized appreciation	$24,107,016

5 Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

28

Short-Term U.S. Government Portfolio

October 31, 2011

Notes to Financial Statements — continued

A summary of obligations under these financial instruments at October 31, 2011 is as follows:

Futures Contracts
					Net Unrealized
Expiration					Appreciation
Month/Year	Contracts	Position	Aggregate Cost	Value	(Depreciation)

12/11	300 U.S. 5-Year Treasury Note	Short	$(36,771,485)	$(36,782,813)	$(11,328)
12/11	700 U.S. 10-Year Treasury Note	Short	(90,584,375)	(90,343,750)	240,625
12/11	200 U.S. 30-Year Treasury Bond	Short	(27,378,125)	(27,806,250)	(428,125)

					$(198,828)

At October 31, 2011, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Portfolio holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Portfolio purchases and sells U.S. Treasury futures contracts to hedge against changes in interest rates.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at October 31, 2011 was as follows:

	Fair Value

Derivative	Asset Derivative(1)	Liability Derivative(2)

Futures contracts	$240,625	$(439,453)

(1)	Amount represents cumulative unrealized appreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.
(2)	Amount represents cumulative unrealized depreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended October 31, 2011 was as follows:

	Realized Gain (Loss)	Change in Unrealized
	on Derivatives Recognized	Appreciation (Depreciation) on
Derivative	in Income(1)	Derivatives Recognized in Income(2)

Futures contracts	$(13,517,802)	$724,311

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional amount of futures contracts outstanding during the year ended October 31, 2011, which is indicative of the volume of this derivative type, was approximately $162,000,000.

6 Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million ($450 million prior to September 12, 2011) unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% (0.10% prior to September 12, 2011) on the daily unused portion of the line

29

Short-Term U.S. Government Portfolio

October 31, 2011

Notes to Financial Statements — continued

of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2011.

7 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2011, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Mortgage Pass-Throughs	$—	$223,681,941	$—	$223,681,941
Collateralized Mortgage Obligations	—	29,392,879	—	29,392,879
Commercial Mortgage-Backed Securities	—	11,875,727	—	11,875,727
U.S. Government Agency Obligations	—	147,137,470	—	147,137,470
Short-Term Investments	—	17,056,573	—	17,056,573

Total Investments	$—	$429,144,590	$—	$429,144,590

Futures Contracts	$240,625	$—	$—	$240,625

Total	$240,625	$429,144,590	$—	$429,385,215

Liability Description

Futures Contracts	$(439,453)	$—	$—	$(439,453)

Total	$(439,453)	$—	$—	$(439,453)

The Portfolio held no investments or other financial instruments as of October 31, 2010 whose fair value was determined using Level 3 inputs. At October 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

30

Short-Term U.S. Government Portfolio

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Short-Term U.S. Government Portfolio (formerly Investment Portfolio):

We have audited the accompanying statement of assets and liabilities of Short-Term U.S. Government Portfolio (formerly Investment Portfolio) (the “Portfolio”), including the portfolio of investments, as of October 31, 2011, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two in the period then ended and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Short-Term U.S. Government Portfolio as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2011

31

Eaton Vance
Low Duration Fund

October 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Floating Rate Portfolio (FRP), Government Obligations Portfolio (GOP), MSAR Completion Portfolio (MSARCP) and Short-Term U.S. Government Portfolio (STUSGP) (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
with the
	Trust and		Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolios	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Of the Trust, FRP, GOP and STUSGP since 2007 and of MSARCP since 2010	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolios.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Of the Trust, FRP, GOP and STUSGP since 2005 and of MSARCP since 2010	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Of the Trust, FRP, GOP and STUSGP since 2007 and of MSARCP since 2010	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Of the Trust, FRP, GOP and STUSGP since 2003 and of MSARCP since 2010	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

32

Eaton Vance
Low Duration Fund

October 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and		Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolios	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Of the Trust, FRP, GOP and STUSGP since 2003 and of MSARCP since 2010	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Of the Trust, FRP, GOP and STUSGP since 2008 and of MSARCP since 2010	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust and GOP since 1998, of FRP since 2000, of STUSGP since 2002 and of MSARCP since 2010	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee of the Trust, FRP, GOP and STUSGP since 2005 and of MSARCP since 2010	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolios	Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust	Since 2011(2)	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Scott H. Page 1959	President of FRP	Since 2007	Vice President of EVM and BMR.

Mark S. Venezia 1949	President of GOP and STUSGP	Since 2002	Vice President of EVM and BMR.

33

Eaton Vance
Low Duration Fund

October 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolios	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Payson F. Swaffield 1956	President of MSARCP and Vice President of the Trust, FRP, GOP and STUSGP	President of MSARCP since 2010 and Vice President of the Trust, FRP, GOP and STUSGP since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005, of FRP, GOP and STUSGP since 2008 and of MSARCP since 2010	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary of the Trust, FRP, GOP and STUSGP since 2007 and of MSARCP since 2010; and Chief Legal Officer of the Trust, FRP, GOP and STUSGP since 2008 and of MSARCP since 2010	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust, FRP, GOP and STUSGP since 2004 and of MSARCP since 2010	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	Prior to 2011, Mr. Richardson was Vice President of the Trust since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance
Low Duration Fund

October 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser of Short-Term U.S. Government Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Low Duration Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1560-12/11	LDSRC

Eaton Vance Strategic Income Fund Annual Report October 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2011
Eaton Vance
Strategic Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	23

Federal Tax Information	24

Management and Organization	25

Important Notices	27

Eaton Vance
Strategic Income Fund
October 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
During the 12 months ending October 31, 2011, the markets digested a significant number of historical events that established price volatility as normal rather than the exception in global financial markets.
The United States and the eurozone economies grew at an anemic pace during the period, as annual growth lagged 2.0% in both regions. The U.S. economy continued to suffer from an unemployment rate that stubbornly averaged above 9.0% during the period and headline inflation that more than tripled to 3.9% by the end of the period. The debt issues in the eurozone evolved from original concerns regarding Greece’s liquidity to a full-fledged solvency crisis surrounding additional periphery countries, including Italy and Spain, and European banks. European consumer and business confidence indicators trended lower in response, dragging economic growth to a near standstill by the end of the period. In contrast to the economic weakness in the U.S. and the eurozone, emerging-market economies led global growth. Most Asian and Latin American economies grew at annual rates above 4.0%.
Global bond markets generally favored the most liquid instruments over riskier assets. Despite the fiscal concerns in the United States and the eurozone, U.S. Treasuries and German Bund yields fell across the curve. In contrast, sovereign yields in the larger economies of the eurozone rose significantly in response to the markets’ concerns about solvency and future growth prospects. Emerging-market growth was strong for most of the year, but moderated towards the end of the period as the global inventory cycle slowed and the crisis in Europe intensified.
The S&P/LSTA Leveraged Loan Index,2 the broad barometer for the floating-rate loan market, posted a total return of 3.16% for the 12 months ending October 31, 2011, reflecting the above mentioned widespread uncertainty and volatility that affected virtually all global investment markets.
The corporate high-yield bond market, as tracked by the BofA Merrill Lynch U.S. High Yield Index, posted positive results for the 12 months ending October 31, 2011, with most of those gains generated in the first half and final month of the period. Spreads on high-yield bonds (their incremental yield in excess of Treasury bonds of comparable maturity) widened by 141 basis points during the 12-month period ending October 31 to 667 basis points above Treasury yields. The average price of a bond within the index finished at $98.73, down from $102.40 at the beginning of the period, with an 8.20% yield-to-worst, which indicates the lowest yield to any stated maturity or call date. Better quality high-yield bonds were leaders during the year, with BB- and B-rated6 issues returning 5.36% and 5.61%, respectively, while CCC-rated issues returned 4.06% for the period.
Fund Performance
For the fiscal year ending October 31, 2011, Eaton Vance Strategic Income Fund’s Class A shares at net asset value (NAV) had a total return of 2.71%. By comparison, the Fund’s benchmark, the Barclays Capital U.S. Aggregate Index (the Index), gained 5.00% during the period.
The Fund seeks to provide total return. The Fund seeks to achieve its objective primarily by allocating assets among other registered investment companies managed by Eaton Vance Management or its affiliates that invest in different asset classes.
The Fund remained fairly consistent in its positioning during the period, generally maintaining a 40% allocation to higher-volatility asset classes: floating-rate loans, high yield and emerging markets. A 60% weighting was maintained in lower-volatility asset classes: global macro, global opportunities completion, and diversified currencies portfolios.
During the period, the Fund’s lower allocation to floating-rate loans and high-yield bonds detracted from performance relative to the Index from the beginning of the period through May 2011 when these instruments outperformed. The floating-rate loan market, for example, generated strong gains during the first seven months of the period driven by favorable technical conditions and improving issuer fundamentals. Heavy inflows into prime rate mutual funds increased refinancing activity, and a general improvement in the overall tone of the market bolstered demand and, in turn, lifted prices. While the Fund’s low allocation to these instruments detracted from overall performance, the Fund’s strategy helped performance toward the end of the period, as floating-rate loan and high-yield spreads widened and investors became less comfortable with risk. Demand for floating-rate loans began to dwindle in May 2011 in response to growing uncertainty about the prospects for both the U.S. and global economies.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
Strategic Income Fund
October 31, 2011
Performance2,3

Portfolio Managers Mark Venezia, CFA; Eric Stein, CFA

					Since
% Average Annual Total Returns	Inception Date	1 Year	5 Years	10 Years	Inception

Class A at NAV	1/23/1998	2.71%	6.48%	7.15%	—
Class A at 4.75% Maximum Sales Charge	—	-2.18	5.46	6.63	—
Class B at NAV	11/26/1990	1.83	5.63	6.33	—
Class B at 5% Maximum Sales Charge	—	-3.05	5.30	6.33	—
Class C at NAV	5/25/1994	1.96	5.65	6.35	—
Class C at 1% Maximum Sales Charge	—	0.98	5.65	6.35	—
Class I at NAV	4/3/2009	2.95	—	—	12.09
Class R at NAV	8/3/2009	2.33	—	—	7.19
Barclays Capital U.S. Aggregate Index	—	5.00%	6.40%	5.45%	—

Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I	Class R

	1.01%	1.76%	1.76%	0.76%	1.26%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class B of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
	Period Beginning	At NAV	Sales Charge

Class A	10/31/01	$19,965	$19,018

Class C	10/31/01	$18,517	N.A.

Class I	4/3/09	$13,421	N.A.

Class R	8/3/09	$11,692	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Strategic Income Fund
October 31, 2011
Fund Profile5

Portfolio Allocation (% of total investments)

Asset Allocation (% of net assets; excluding derivatives)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance
Strategic Income Fund
October 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. BofA Merrill Lynch U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. Barclays Capital U.S. Aggregate Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus.

[5]	Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolios.

[6]	Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

Fund profile subject to change due to active management.

5

Eaton Vance
Strategic Income Fund

October 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 – October 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
	(5/1/11)	(10/31/11)	(5/1/11 – 10/31/11)	Ratio

Actual
Class A	$1,000.00	$995.30	$5.68	1.13%
Class B	$1,000.00	$991.10	$9.49	1.89%
Class C	$1,000.00	$991.10	$9.44	1.88%
Class I	$1,000.00	$996.50	$4.43	0.88%
Class R	$1,000.00	$992.90	$6.93	1.38%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.50	$5.75	1.13%
Class B	$1,000.00	$1,015.70	$9.60	1.89%
Class C	$1,000.00	$1,015.70	$9.55	1.88%
Class I	$1,000.00	$1,020.80	$4.48	0.88%
Class R	$1,000.00	$1,018.20	$7.02	1.38%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2011. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance
Strategic Income Fund

October 31, 2011

Portfolio of Investments

Investments in Affiliated Portfolios — 100.2%

Description		Value

Boston Income Portfolio (identified cost $284,830,182)		$295,493,218
Emerging Markets Local Income Portfolio (identified cost $139,463,522)		144,821,479
Floating Rate Portfolio (identified cost $636,061,196)		651,829,848
Global Macro Absolute Return Advantage Portfolio (identified cost $98,329,425)		99,098,571
Global Macro Portfolio (identified cost $1,150,077,635)		1,182,666,058
Global Opportunities Portfolio (identified cost $409,469,047)		445,739,731
High Income Opportunities Portfolio (identified cost $136,773,624)		148,319,711
International Income Portfolio (identified cost $143,474,031)		145,631,872
Short-Term U.S. Government Portfolio (identified cost $0)		101,488

Total Investments in Affiliated Portfolios
(identified cost $2,998,478,662)		$3,113,701,976

Short-Term Investments — 0.0%(1)

	Principal
Description	Amount	Value

State Street Bank and Trust Euro Time Deposit, 0.01%, 11/1/11	$533,410	$533,410

Total Short-Term Investments
(identified cost $533,410)(2)		$533,410

Total Investments — 100.2%
(identified cost $2,999,012,072)		$3,114,235,386

Other Assets, Less Liabilities — (0.2)%		$(7,466,421)

Net Assets — 100.0%		$3,106,768,965

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Amount is less than 0.05%.

(2)	Cost for federal income taxes is the same.

See Notes to Financial Statements.
7

Eaton Vance
Strategic Income Fund

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Investments in affiliated Portfolios, at value (identified cost, $2,998,478,662)	$3,113,701,976
Investments in unaffiliated securities, at value (identified cost, $533,410)	533,410
Foreign currency, at value (identified cost, $41)	43
Receivable for Fund shares sold	11,216,953

Total assets	$3,125,452,382

Liabilities

Payable for Fund shares redeemed	$14,897,619
Distributions payable	1,959,170
Payable to affiliates:
Investment adviser fee	463
Distribution and service fees	1,212,157
Trustees’ fees	42
Accrued expenses	613,966

Total liabilities	$18,683,417

Net Assets	$3,106,768,965

Sources of Net Assets

Paid-in capital	$2,986,869,322
Accumulated net realized gain from Portfolios	28,281,086
Accumulated distributions in excess of net investment income	(23,604,759)
Net unrealized appreciation from Portfolios	115,223,316

Total	$3,106,768,965

Class A Shares

Net Assets	$1,676,018,769
Shares Outstanding	208,777,989
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.03
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$8.43

Class B Shares

Net Assets	$136,049,829
Shares Outstanding	17,963,763
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.57

Class C Shares

Net Assets	$892,990,806
Shares Outstanding	117,871,055
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.58

Class I Shares

Net Assets	$400,587,239
Shares Outstanding	49,962,239
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.02

Class R Shares

Net Assets	$1,122,322
Shares Outstanding	139,694
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.03

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.
8

Eaton Vance
Strategic Income Fund

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Interest income	$428
Interest and other income allocated from affiliated Portfolios (net of foreign taxes, $1,473,747)	143,835,174
Dividends allocated from affiliated Portfolios (net of foreign taxes, $639)	339,075
Expenses allocated from affiliated Portfolios	(21,948,506)

Total investment income	$122,226,171

Expenses

Investment adviser fee	$26,173
Distribution and service fees
Class A	4,294,833
Class B	1,507,489
Class C	8,520,391
Class R	4,738
Trustees’ fees and expenses	500
Custodian fee	46,079
Transfer and dividend disbursing agent fees	2,307,067
Legal and accounting services	99,320
Printing and postage	538,973
Registration fees	371,784
Miscellaneous	28,749

Total expenses	$17,746,096

Deduct —
Reduction of custodian fee	$14

Total expense reductions	$14

Net expenses	$17,746,082

Net investment income	$104,480,089

Realized and Unrealized Gain (Loss)

Net realized gain (loss) allocated from affiliated Portfolios —
Investment transactions (including a gain of $2,251,579 from precious metals)	$46,771,285
Written options	424,503
Securities sold short	(352,976)
Futures contracts	(16,249,149)
Swap contracts	1,485,605
Forward commodity contracts	(3,156,191)
Foreign currency and forward foreign currency exchange contract transactions	(26,964,275)

Net realized gain	$1,958,802

Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —
Investments (including net increase of $14,715,641 from precious metals)	$(73,007,075)
Securities sold short	2,438,699
Futures contracts	(199,753)
Swap contracts	9,091,452
Forward commodity contracts	(2,387,768)
Foreign currency and forward foreign currency exchange contracts	28,995,091

Net change in unrealized appreciation (depreciation)	$(35,069,354)

Net realized and unrealized loss	$(33,110,552)

Net increase in net assets from operations	$71,369,537

See Notes to Financial Statements.
9

Eaton Vance
Strategic Income Fund

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$104,480,089	$88,345,518
Net realized gain from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contracts transactions	1,958,802	67,336,659
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	(35,069,354)	52,746,333

Net increase in net assets from operations	$71,369,537	$208,428,510

Distributions to shareholders —
From net investment income
Class A	$(84,056,655)	$(81,966,259)
Class B	(6,301,389)	(7,461,025)
Class C	(35,372,697)	(31,765,244)
Class I	(17,285,897)	(7,992,495)
Class R	(43,688)	(19,395)

Total distributions to shareholders	$(143,060,326)	$(129,204,418)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$605,551,937	$663,279,028
Class B	23,128,368	35,966,334
Class C	318,656,382	256,789,144
Class I	374,050,379	218,757,270
Class R	822,257	612,391
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	72,282,135	68,588,846
Class B	4,107,906	4,581,859
Class C	25,615,042	21,595,444
Class I	10,368,835	4,180,359
Class R	42,839	19,248
Cost of shares redeemed
Class A	(663,058,392)	(526,723,669)
Class B	(30,286,853)	(31,225,781)
Class C	(211,986,688)	(137,123,048)
Class I	(213,349,149)	(52,381,395)
Class R	(293,307)	(62,825)
Net asset value of shares exchanged
Class A	20,141,920	15,115,966
Class B	(20,141,920)	(15,115,966)

Net increase in net assets from Fund share transactions	$315,651,691	$526,853,205

Net increase in net assets	$243,960,902	$606,077,297

Net Assets

At beginning of year	$2,862,808,063	$2,256,730,766

At end of year	$3,106,768,965	$2,862,808,063

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of year	$(23,604,759)	$12,658,816

See Notes to Financial Statements.
10

Eaton Vance
Strategic Income Fund

October 31, 2011

Financial Highlights

	Class A

	Year Ended October 31,

	2011	2010		2009	2008	2007

Net asset value — Beginning of year	$8.210	$7.950		$6.940	$8.020	$7.890

Income (Loss) From Operations

Net investment income(1)	$0.296	$0.299		$0.368	$0.402	$0.436
Net realized and unrealized gain (loss)	(0.076)	0.388		1.062	(0.929)	0.221

Total income (loss) from operations	$0.220	$0.687		$1.430	$(0.527)	$0.657

Less Distributions

From net investment income	$(0.400)	$(0.427)		$(0.420)	$(0.537)	$(0.527)
Tax return of capital	—	—		—	(0.016)	—

Total distributions	$(0.400)	$(0.427)		$(0.420)	$(0.553)	$(0.527)

Net asset value — End of year	$8.030	$8.210		$7.950	$6.940	$8.020

Total Return(2)	2.71%	8.83%		21.38%	(7.09)%	8.61%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,676,019	$1,679,836		$1,410,612	$760,072	$598,155
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.08%	1.01%		1.08%	1.04%	1.04%
Net investment income	3.63%	3.68%		5.05%	5.19%	5.49%
Portfolio Turnover of the Fund(5)	8%	19%		11%	14%	36%
Portfolio Turnover of the Fund, excluding contributions and withdrawals	—	15%		33%	13%	—
Portfolio Turnover of Boston Income Portfolio	70%	75%		74%	54%	—
Portfolio Turnover of Emerging Markets Local Income Portfolio	16%	17%		26%	38%	2%
Portfolio Turnover of Floating Rate Portfolio	56%	39%		35%	7%	61%
Portfolio Turnover of Global Macro Absolute Return Advantage Portfolio	50%	7	%(6)	—	—	—
Portfolio Turnover of Global Macro Portfolio	33%	19%		25%	26%	45%
Portfolio Turnover of Global Opportunities Portfolio	10%	18	%(7)	—	—	—
Portfolio Turnover of High Income Opportunities Portfolio	78%	79%		72%	48%	81%
Portfolio Turnover of International Income Portfolio	31%	45%		28%	14%	2%
Portfolio Turnover of Short-Term U.S. Government Portfolio	6%	26%		34%	24%	35%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.
(6)	For the period from the Portfolio’s start of business, August 31, 2010, to October 31, 2010.
(7)	For the period from the Portfolio’s start of business, November 20, 2009, to October 31, 2010.

See Notes to Financial Statements.
11

Eaton Vance
Strategic Income Fund

October 31, 2011

Financial Highlights — continued

	Class B

	Year Ended October 31,

	2011	2010		2009	2008	2007

Net asset value — Beginning of year	$7.750	$7.500		$6.570	$7.590	$7.470

Income (Loss) From Operations

Net investment income(1)	$0.221	$0.226		$0.295	$0.331	$0.356
Net realized and unrealized gain (loss)	(0.080)	0.374		0.982	(0.881)	0.207

Total income (loss) from operations	$0.141	$0.600		$1.277	$(0.550)	$0.563

Less Distributions

From net investment income	$(0.321)	$(0.350)		$(0.347)	$(0.456)	$(0.443)
Tax return of capital	—	—		—	(0.014)	—

Total distributions	$(0.321)	$(0.350)		$(0.347)	$(0.470)	$(0.443)

Net asset value — End of year	$7.570	$7.750		$7.500	$6.570	$7.590

Total Return(2)	1.83%	8.14%		20.08%	(7.73)%	7.77%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$136,050	$162,476		$163,073	$151,015	$180,871
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.83%	1.76%		1.83%	1.79%	1.78%
Net investment income	2.88%	2.95%		4.32%	4.50%	4.74%
Portfolio Turnover of the Fund(5)	8%	19%		11%	14%	36%
Portfolio Turnover of the Fund, excluding contributions and withdrawals	—	15%		33%	13%	—
Portfolio Turnover of Boston Income Portfolio	70%	75%		74%	54%	—
Portfolio Turnover of Emerging Markets Local Income Portfolio	16%	17%		26%	38%	2%
Portfolio Turnover of Floating Rate Portfolio	56%	39%		35%	7%	61%
Portfolio Turnover of Global Macro Absolute Return Advantage Portfolio	50%	7	%(6)	—	—	—
Portfolio Turnover of Global Macro Portfolio	33%	19%		25%	26%	45%
Portfolio Turnover of Global Opportunities Portfolio	10%	18	%(7)	—	—	—
Portfolio Turnover of High Income Opportunities Portfolio	78%	79%		72%	48%	81%
Portfolio Turnover of International Income Portfolio	31%	45%		28%	14%	2%
Portfolio Turnover of Short-Term U.S. Government Portfolio	6%	26%		34%	24%	35%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.
(6)	For the period from the Portfolio’s start of business, August 31, 2010, to October 31, 2010.
(7)	For the period from the Portfolio’s start of business, November 20, 2009, to October 31, 2010.

See Notes to Financial Statements.
12

Eaton Vance
Strategic Income Fund

October 31, 2011

Financial Highlights — continued

	Class C

	Year Ended October 31,

	2011	2010		2009	2008	2007

Net asset value — Beginning of year	$7.750	$7.510		$6.570	$7.600	$7.470

Income (Loss) From Operations

Net investment income(1)	$0.222	$0.224		$0.296	$0.325	$0.356
Net realized and unrealized gain (loss)	(0.071)	0.366		0.991	(0.885)	0.217

Total income (loss) from operations	$0.151	$0.590		$1.287	$(0.560)	$0.573

Less Distributions

From net investment income	$(0.321)	$(0.350)		$(0.347)	$(0.457)	$(0.443)
Tax return of capital	—	—		—	(0.013)	—

Total distributions	$(0.321)	$(0.350)		$(0.347)	$(0.470)	$(0.443)

Net asset value — End of year	$7.580	$7.750		$7.510	$6.570	$7.600

Total Return(2)	1.96%	8.00%		20.24%	(7.85)%	7.91%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$892,991	$780,986		$618,431	$399,865	$311,317
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.83%	1.76%		1.83%	1.79%	1.78%
Net investment income	2.88%	2.92%		4.31%	4.43%	4.74%
Portfolio Turnover of the Fund(5)	8%	19%		11%	14%	36%
Portfolio Turnover of the Fund, excluding contributions and withdrawals	—	15%		33%	13%	—
Portfolio Turnover of Boston Income Portfolio	70%	75%		74%	54%	—
Portfolio Turnover of Emerging Markets Local Income Portfolio	16%	17%		26%	38%	2%
Portfolio Turnover of Floating Rate Portfolio	56%	39%		35%	7%	61%
Portfolio Turnover of Global Macro Absolute Return Advantage Portfolio	50%	7	%(6)	—	—	—
Portfolio Turnover of Global Macro Portfolio	33%	19%		25%	26%	45%
Portfolio Turnover of Global Opportunities Portfolio	10%	18	%(7)	—	—	—
Portfolio Turnover of High Income Opportunities Portfolio	78%	79%		72%	48%	81%
Portfolio Turnover of International Income Portfolio	31%	45%		28%	14%	2%
Portfolio Turnover of Short-Term U.S. Government Portfolio	6%	26%		34%	24%	35%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.
(6)	For the period from the Portfolio’s start of business, August 31, 2010, to October 31, 2010.
(7)	For the period from the Portfolio’s start of business, November 20, 2009, to October 31, 2010.

See Notes to Financial Statements.
13

Eaton Vance
Strategic Income Fund

October 31, 2011

Financial Highlights — continued

	Class I

	Year Ended October 31,
				Period Ended
	2011	2010		October 31, 2009(1)

Net asset value — Beginning of period	$8.200	$7.930		$6.870

Income (Loss) From Operations

Net investment income(2)	$0.316	$0.312		$0.237
Net realized and unrealized gain (loss)	(0.077)	0.403		1.077

Total income from operations	$0.239	$0.715		$1.314

Less Distributions

From net investment income	$(0.419)	$(0.445)		$(0.254)

Total distributions	$(0.419)	$(0.445)		$(0.254)

Net asset value — End of period	$8.020	$8.200		$7.930

Total Return(3)	2.95%	9.23%		19.36	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$400,587	$238,933		$64,614
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	0.84%	0.76%		0.83	%(7)
Net investment income	3.89%	3.84%		5.31	%(7)
Portfolio Turnover of the Fund(8)	8%	19%		11	%(9)
Portfolio Turnover of the Fund, excluding contributions and withdrawals	—	15%		33	%(9)
Portfolio Turnover of Boston Income Portfolio	70%	75%		74	%(10)
Portfolio Turnover of Emerging Markets Local Income Portfolio	16%	17%		26	%(10)
Portfolio Turnover of Floating Rate Portfolio	56%	39%		35	%(10)
Portfolio Turnover of Global Macro Absolute Return Advantage Portfolio	50%	7	%(11)	—
Portfolio Turnover of Global Macro Portfolio	33%	19%		25	%(10)
Portfolio Turnover of Global Opportunities Portfolio	10%	18	%(12)	—
Portfolio Turnover of High Income Opportunities Portfolio	78%	79%		72	%(10)
Portfolio Turnover of International Income Portfolio	31%	45%		28	%(10)
Portfolio Turnover of Short-Term U.S. Government Portfolio	6%	26%		34	%(10)

(1)	For the period from commencement of operations on April 3, 2009 to October 31, 2009.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	Annualized.
(8)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.
(9)	For the Fund’s year ended October 31, 2009.
(10)	For the Portfolio’s year ended October 31, 2009.
(11)	For the period from the Portfolio’s start of business, August 31, 2010, to October 31, 2010.
(12)	For the period from the Portfolio’s start of business, November 20, 2009, to October 31, 2010.

See Notes to Financial Statements.
14

Eaton Vance
Strategic Income Fund

October 31, 2011

Financial Highlights — continued

	Class R

	Year Ended October 31,
				Period Ended
	2011	2010		October 31, 2009(1)

Net asset value — Beginning of period	$8.220	$7.940		$7.660

Income (Loss) From Operations

Net investment income(2)	$0.276	$0.266		$0.058
Net realized and unrealized gain (loss)	(0.086)	0.422		0.321

Total income from operations	$0.190	$0.688		$0.379

Less Distributions

From net investment income	$(0.380)	$(0.408)		$(0.099)

Total distributions	$(0.380)	$(0.408)		$(0.099)

Net asset value — End of period	$8.030	$8.220		$7.940

Total Return(3)	2.33%	8.84%		4.97	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,122	$577		$1
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.33%	1.26%		1.33	%(7)
Net investment income	3.38%	3.26%		2.98	%(7)
Portfolio Turnover of the Fund(8)	8%	19%		11	%(9)
Portfolio Turnover of the Fund, excluding contributions and withdrawals	—	15%		33	%(9)
Portfolio Turnover of Boston Income Portfolio	70%	75%		74	%(10)
Portfolio Turnover of Emerging Markets Local Income Portfolio	16%	17%		26	%(10)
Portfolio Turnover of Floating Rate Portfolio	56%	39%		35	%(10)
Portfolio Turnover of Global Macro Absolute Return Advantage Portfolio	50%	7	%(11)	—
Portfolio Turnover of Global Macro Portfolio	33%	19%		25	%(10)
Portfolio Turnover of Global Opportunities Portfolio	10%	18	%(12)	—
Portfolio Turnover of High Income Opportunities Portfolio	78%	79%		72	%(10)
Portfolio Turnover of International Income Portfolio	31%	45%		28	%(10)
Portfolio Turnover of Short-Term U.S. Government Portfolio	6%	26%		34	%(10)

(1)	For the period from commencement of operations on August 3, 2009 to October 31, 2009.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	Annualized.
(8)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.
(9)	For the Fund’s year ended October 31, 2009.
(10)	For the Portfolio’s year ended October 31, 2009.
(11)	For the period from the Portfolio’s start of business, August 31, 2010, to October 31, 2010.
(12)	For the period from the Portfolio’s start of business, November 20, 2009, to October 31, 2010.

See Notes to Financial Statements.
15

Eaton Vance
Strategic Income Fund

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Strategic Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning on January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is total return. Total return is defined as income plus capital appreciation. The Fund currently pursues its objective by investing substantially all of its investable assets in interests in the following nine portfolios managed by Eaton Vance Management (EVM) or its affiliates: Boston Income Portfolio, Emerging Markets Local Income Portfolio, Floating Rate Portfolio, Global Macro Absolute Return Advantage Portfolio, Global Macro Portfolio, Global Opportunities Portfolio, High Income Opportunities Portfolio, International Income Portfolio and Short-Term U.S. Government Portfolio (formerly, Investment Portfolio) (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in the net assets of Boston Income Portfolio, Emerging Markets Local Income Portfolio, Floating Rate Portfolio, Global Macro Absolute Return Advantage Portfolio, Global Macro Portfolio, Global Opportunities Portfolio, High Income Opportunities Portfolio, International Income Portfolio and Short-Term U.S. Government Portfolio (9.0%, 18.0%, 6.7%, 9.3%, 14.7%, 85.4%, 17.1%, 70.5% and 0.02%, respectively, at October 31, 2011). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR Database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — The valuation policies common to the Portfolios are as follows:

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned, fixed-rate 30-year mortgage-backed securities as noted below) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolios’ Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolios’ forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued based on the price of the underlying futures or forward contract provided by the exchange on which the underlying instruments are traded or if unavailable, based on forward rates provided by broker/dealers. Interest rate swaps, cross-currency swaps and options on interest rate swaps

16

Eaton Vance
Strategic Income Fund

October 31, 2011

Notes to Financial Statements — continued

(“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by the counterparty, so determined using the same techniques as those employed by the pricing service. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios in a manner that fairly reflects the security’s value, or the amount that the Portfolios might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

Additional valuation policies for Global Macro Portfolio, Global Opportunities Portfolio, Emerging Markets Local Income Portfolio, International Income Portfolio and Short-Term U.S. Government Portfolio are as follows: Most seasoned, fixed-rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers.

Additional valuation policies for Boston Income Portfolio, Floating Rate Portfolio and High Income Opportunities Portfolio are as follows: Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolios based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolios. At times, the fair value of a Senior Loan determined by the portfolio managers of other portfolios managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolios. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

The Portfolios may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios.

B Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Interest income on direct investments in securities is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

17

Eaton Vance
Strategic Income Fund

October 31, 2011

Notes to Financial Statements — continued

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2 Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2011 and October 31, 2010 was as follows:

	Year Ended October 31,

	2011	2010

Distributions declared from:
Ordinary income	$143,060,326	$129,204,418

During the year ended October 31, 2011, accumulated net realized gain was increased by $7,314,067, accumulated distributions in excess of net investment income was decreased by $2,316,662 and paid-in capital was decreased by $9,630,729 due to differences between book and tax accounting, primarily for mixed straddles, swap contracts, premium amortization, foreign currency gain (loss), paydown gain (loss), dividend redesignations, a Portfolio’s investment in a subsidiary, investments in partnerships and defaulted bond interest. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$879,274
Net unrealized appreciation	$120,979,539
Other temporary differences	$(1,959,170)

18

Eaton Vance
Strategic Income Fund

October 31, 2011

Notes to Financial Statements — continued

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to distributions from real estate investment trusts, tax accounting for straddle transactions, wash sales, futures contracts, swap contracts, foreign currency transactions, investments in partnerships, defaulted bond interest, premium amortization, partnership allocations and the timing of recognizing distributions to shareholders.          .

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.615% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. To the extent the Fund’s assets are invested in the Portfolios, the Fund is allocated its share of the Portfolios’ adviser fee. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. For the year ended October 31, 2011, the Fund’s allocated portion of the adviser fees paid by the Portfolios totaled $17,122,329 and the adviser fees paid by the Fund on Investable Assets amounted to $26,173. For the year ended October 31, 2011, the Fund’s investment adviser fee, including the adviser fees allocated from the Portfolios, was 0.56% of the Fund’s average daily net assets. EVM also serves as the administrator of the Fund, but receives no compensation.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2011, EVM earned $90,139 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM, received $637,552 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2011. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2011 amounted to $4,294,833 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2011, the Fund paid or accrued to EVD $1,130,617 and $6,390,293 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2011, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $46,996,000 and $68,659,000, respectively.

The Class R Plan requires the Fund to pay EVD an amount equal to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2011, the Fund paid or accrued to EVD $2,369 for Class R shares.

Pursuant to the Class B, Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2011 amounted to $376,872, $2,130,098 and $2,369 for Class B, Class C and Class R shares, respectively.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates

19

Eaton Vance
Strategic Income Fund

October 31, 2011

Notes to Financial Statements — continued

that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2011, the Fund was informed that EVD received approximately $85,500, $276,700 and $175,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6 Investment Transactions

For the year ended October 31, 2011, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Boston Income Portfolio	$31,502,788	$—
Emerging Markets Local Income Portfolio	13,167,944	—
Floating Rate Portfolio	119,127,247	71,428,107
Global Macro Absolute Return Advantage Portfolio	18,926,230	2,921,440
Global Macro Portfolio	134,886,389	135,358,927
Global Opportunities Portfolio	99,801,623	30,939,873
High Income Opportunities Portfolio	—	12,164,239
International Income Portfolio	3,377,011	—
Short-Term U.S. Government Portfolio	—	—

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,

Class A	2011	2010

Sales	74,102,369	81,680,235
Issued to shareholders electing to receive payments of distributions in Fund shares	8,859,884	8,436,895
Redemptions	(81,307,590)	(64,815,518)
Exchange from Class B shares	2,467,270	1,858,797

Net increase	4,121,933	27,160,409

	Year Ended October 31,

Class B	2011	2010

Sales	3,001,218	4,690,484
Issued to shareholders electing to receive payments of distributions in Fund shares	533,850	597,231
Redemptions	(3,934,224)	(4,077,234)
Exchange to Class A shares	(2,613,729)	(1,967,734)

Net decrease	(3,012,885)	(757,253)

20

Eaton Vance
Strategic Income Fund

October 31, 2011

Notes to Financial Statements — continued

	Year Ended October 31,

Class C	2011	2010

Sales	41,305,444	33,467,050
Issued to shareholders electing to receive payments of distributions in Fund shares	3,329,664	2,813,430
Redemptions	(27,568,467)	(17,877,030)

Net increase	17,066,641	18,403,450

	Year Ended October 31,

Class I	2011	2010

Sales	45,765,476	26,930,747
Issued to shareholders electing to receive payments of distributions in Fund shares	1,275,315	513,842
Redemptions	(26,232,325)	(6,437,565)

Net increase	20,808,466	21,007,024

	Year Ended October 31,

Class R	2011	2010

Sales	100,407	75,481
Issued to shareholders electing to receive payments of distributions in Fund shares	5,257	2,355
Redemptions	(36,223)	(7,714)

Net increase	69,441	70,122

8 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

21

Eaton Vance
Strategic Income Fund

October 31, 2011

Notes to Financial Statements — continued

At October 31, 2011, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Investments in Affiliated Portfolios	$3,113,701,976	$—	$—	$3,113,701,976
Short-Term Investments	—	533,410	—	533,410

Total Investments	$3,113,701,976	$533,410	$—	$3,114,235,386

The Fund held no investments or other financial instruments as of October 31, 2010 whose fair value was determined using Level 3 inputs. At October 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

22

Eaton Vance
Strategic Income Fund

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Strategic Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Strategic Income Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 23, 2011

23

Eaton Vance
Strategic Income Fund

October 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

24

Eaton Vance
Strategic Income Fund

October 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02109. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
	with the		Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

25

Eaton Vance
Strategic Income Fund

October 31, 2011

Management and Organization — continued

Position(s)
	with the		Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
	with the	Length of	Principal Occupation(s)
Name and Year of Birth	Trust	Service	During Past Five Years

Duncan W. Richardson 1957	President	Since 2011(2)	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	Prior to 2011, Mr. Richardson was Vice President of the Trust since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

26

Eaton Vance
Strategic Income Fund

October 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

27

This Page Intentionally Left Blank

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

028-12/11	SISRC

Eaton Vance Global Macro Absolute Return Fund Annual Report October 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2011
Eaton Vance
Global Macro Absolute Return Fund

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	18	and 60
Federal Tax Information	19
Management and Organization	61
Important Notices	64

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
During the 12 months ending October 31, 2011, the markets digested a significant number of historical events that established price volatility as normal rather than the exception in global financial markets. Citing a lack of political will in the United States, Standard & Poor’s lowered its credit rating on U.S. sovereign debt. The European sovereign debt crisis deteriorated, as policymakers within the eurozone squandered opportunities to address the issues in a meaningful manner. The tragic Tohoku earthquake and tsunami in Japan seriously disrupted global supply chains and adversely affected global economic growth.
The United States and the eurozone economies grew at an anemic pace during the period, as annual growth lagged 2.0% in both regions. The U.S. economy continued to suffer from an unemployment rate that stubbornly averaged above 9.0% during the period and headline inflation that more than tripled to 3.9% by the end of the period. The debt issues in the eurozone evolved from original concerns regarding Greece’s liquidity to a full-fledged solvency crisis surrounding additional periphery countries, including Italy and Spain, and European banks. European consumer and business confidence indicators trended lower in response, dragging economic growth to a near standstill by the end of the period. In contrast to the economic weakness in the U.S. and the eurozone, emerging-market economies led global growth. Most Asian and Latin American economies grew at annual rates above 4.0%.
Global bond markets generally favored the most liquid instruments over riskier assets. Despite the fiscal concerns in the United States and the eurozone, U.S. Treasuries and German Bund yields fell across the curve. In contrast, sovereign yields in the larger economies of the eurozone rose significantly in response to the markets’ concerns about solvency and future growth prospects. Emerging-market growth was strong for most of the year, but moderated towards the end of the period as the global inventory cycle slowed and the crisis in Europe intensified.
Fund Performance
For the fiscal year ending October 31, 2011, Eaton Vance Global Macro Absolute Return Fund’s Class A shares at net asset value (NAV) had a total return of 0.40%. By comparison, the Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the Index),2 gained 0.13% during the period.
The Fund seeks to provide total return by investing in securities, derivatives and other instruments to establish long and short investment exposures around the world. The Fund’s long and short investments are primarily sovereign exposures, including sovereign debt, currencies and interest rates. The Fund may also invest in corporate debt issuers and, to a more limited extent, equities and commodities. Sovereign exposures include both developed, emerging and frontier markets.
The Fund’s exposure to international markets contributed positively to performance, including long/short local markets, credit default swaps (CDS), and sovereign bonds and currencies. Positions in Asia and Latin America benefited the Fund, as did investments in Europe, the Middle East and Africa. Investments in commodities and a short position in NZD (New Zealand) slightly detracted from performance.
During the rising rate environment that occurred during the first two months of the period, U.S. duration had a mildly positive effect on the Fund’s performance. Its effect was mildly negative for the remainder of the period as U.S. interest rates declined. Duration is a measure of the sensitivity of a fund or a fixed-income security to changes in interest rates. A shorter-duration instrument normally has less exposure to interest-rate risk than longer-duration instruments.
The Fund favored locally denominated foreign bonds and, therefore, had less exposure to U.S. government securities. Notably, the Fund’s reduced exposure to U.S. agency mortgage-backed securities (MBS) detracted from performance as MBS spreads widened during the period. The Fund’s investments in commodities also detracted from relative performance. Specifically, short positions in gold and long positions in platinum held back returns as gold prices increased and platinum prices fell during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2011
Performance2,3

Portfolio Managers Mark Venezia, CFA; John R. Baur; Michael A. Cirami, CFA; Eric Stein, CFA

			Since
% Average Annual Total Returns	Inception Date	1 Year	Inception

Class A at NAV	6/27/2007	0.40%	5.42%
Class A at 4.75% Maximum Sales Charge	—	-4.33	4.24
Class C at NAV	10/1/2009	-0.33	2.27
Class C at 1% Maximum Sales Charge	—	-1.30	2.27
Class I at NAV	6/27/2007	0.68	5.69
Class R at NAV	4/8/2010	0.18	1.35
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	6/27/2007	0.13%	1.12%

Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I	Class R

	1.00%	1.71%	0.71%	1.18%
Growth of $250,000

This graph shows the change in value of a hypothetical investment of $250,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
Growth of $250,000	Period Beginning	At NAV	Sales Charge

Class A	6/27/07	$314,447	$299,474
Class C	10/1/09	$261,970	N.A.
Class R	4/8/10	$255,314	N.A.

Growth of $10,000
Class A	6/27/07	$12,578	$11,979
Class C	10/1/09	$10,479	N.A.
Class R	4/8/10	$10,213	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2011
Fund Profile5

Asset Allocation (% of net assets; excluding derivatives)

Foreign Currency Exposure (% of net assets)6

China	7.0%
Serbia	6.2
Malaysia	5.1
Turkey	4.6
South Korea	4.2
Indonesia	3.7
Platinum	3.6
Hong Kong	3.2
Mexico	3.1
Sweden	3.1
Romania	3.0
Philippines	2.6
India	2.5
Chile	2.5
Uruguay	2.2
Singapore	2.2
Poland	2.0
Norway	1.6
Dominican Republic	1.1
Ghana	0.8
Zambia	0.7
Kazakhstan	0.6%
Uganda	0.5
Sri Lanka	0.3
Iceland	0.2
Lebanon	0.1
New Zealand	0.1
Ukraine	0.1
Georgia	0.1
Costa Rica	0.0
Israel	0.0
Australia	0.0
Brazil	-0.0
Gold	-0.4
Japan	-1.0
Croatia	-1.7
Russia	-1.9
South Africa	-2.5
Taiwan	-5.0
Euro	-20.5

Total Long	67.0

Total Short	-33.0

Total Net	34.0

See Endnotes and Additional Disclosures in this report.

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2011
Endnotes and Additional Disclosures

1	The views expressed in this report are those of portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

2	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. Index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

3	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Fund was reopened to investors effective October 19, 2011.

4	Source: Fund prospectus.

5	Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. References to investments are to the Portfolio’s holdings.

6	Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.
          Fund profile subject to change due to active management.

Eaton Vance
Global Macro Absolute Return Fund

October 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 – October 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
	(5/1/11)	(10/31/11)	(5/1/11 – 10/31/11)	Ratio

Actual
Class A	$1,000.00	$988.30	$6.11	1.22%
Class C	$1,000.00	$984.70	$9.60	1.92%
Class I	$1,000.00	$989.70	$4.61	0.92%
Class R	$1,000.00	$987.30	$7.11	1.42%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.10	$6.21	1.22%
Class C	$1,000.00	$1,015.50	$9.75	1.92%
Class I	$1,000.00	$1,020.60	$4.69	0.92%
Class R	$1,000.00	$1,018.00	$7.22	1.42%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2011. The Example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance
Global Macro Absolute Return Fund

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Investment in Global Macro Portfolio, at value (identified cost, $6,434,810,279)	$6,501,959,427
Receivable for Fund shares sold	29,947,743

Total assets	$6,531,907,170

Liabilities

Payable for Fund shares redeemed	$28,814,406
Distributions payable	8,061,290
Payable to affiliates:
Distribution and service fees	1,348,047
Trustees’ fees	42
Accrued expenses	1,047,310

Total liabilities	$39,271,095

Net Assets	$6,492,636,075

Sources of Net Assets

Paid-in capital	$6,572,291,847
Accumulated net realized loss from Portfolio	(65,347,315)
Accumulated distributions in excess of net investment income	(81,457,605)
Net unrealized appreciation from Portfolio	67,149,148

Total	$6,492,636,075

Class A Shares

Net Assets	$1,786,580,973
Shares Outstanding	179,369,666
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.96
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.46

Class C Shares

Net Assets	$1,047,344,516
Shares Outstanding	105,113,962
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.96

Class I Shares

Net Assets	$3,658,008,257
Shares Outstanding	367,587,440
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.95

Class R Shares

Net Assets	$702,329
Shares Outstanding	70,434
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.97

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Fund

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Interest allocated from Portfolio (net of foreign taxes, $5,161,313)	$292,163,659
Expenses allocated from Portfolio	(54,963,798)

Total investment income from Portfolio	$237,199,861

Expenses

Distribution and service fees
Class A	$6,665,762
Class C	12,465,889
Class R	4,650
Trustees’ fees and expenses	500
Custodian fee	37,232
Transfer and dividend disbursing agent fees	5,222,191
Legal and accounting services	79,769
Printing and postage	1,174,200
Registration fees	432,781
Miscellaneous	34,094

Total expenses	$26,117,068

Net investment income	$211,082,793

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$100,197,955
Written options	2,224,072
Securities sold short	(2,847,756)
Futures contracts	(89,902,276)
Swap contracts	5,593,687
Forward commodity contracts	(18,971,220)
Foreign currency and forward foreign currency exchange contract transactions	(133,390,680)

Net realized loss	$(137,096,218)

Change in unrealized appreciation (depreciation) —
Investments (including net increase of $4,064,932 from precious metals)	$(210,064,371)
Securities sold short	12,334,874
Futures contracts	(4,927,973)
Swap contracts	49,978,777
Forward commodity contracts	(11,897,399)
Foreign currency and forward foreign currency exchange contracts	127,925,458

Net change in unrealized appreciation (depreciation)	$(36,650,634)

Net realized and unrealized loss	$(173,746,852)

Net increase in net assets from operations	$37,335,941

See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Fund

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$211,082,793	$75,364,464
Net realized loss from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	(137,096,218)	(47,907,109)
Net change in unrealized appreciation (depreciation) from investments, securities sold short, futures contracts, swap contracts, forward commodity contracts, written options, foreign currency and forward foreign currency exchange contracts	(36,650,634)	97,431,009

Net increase in net assets from operations	$37,335,941	$124,888,364

Distributions to shareholders —
From net investment income
Class A	$(81,823,188)	$(8,026,484)
Class C	(37,424,797)	(3,290,782)
Class I	(151,730,795)	(9,146,267)
Class R	(32,334)	(1,356)
Tax return of capital
Class A	(6,843,971)	(55,965,076)
Class C	(3,130,338)	(22,945,147)
Class I	(12,691,282)	(63,772,824)
Class R	(2,704)	(9,462)

Total distributions to shareholders	$(293,679,409)	$(163,157,398)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$560,439,123	$2,752,106,628
Class C	91,125,513	1,342,922,300
Class I	2,141,810,659	3,957,712,812
Class R	162,203	1,114,901
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	75,542,871	53,109,466
Class C	28,507,062	17,305,653
Class I	74,082,063	36,663,376
Class R	34,733	10,793
Cost of shares redeemed
Class A	(1,262,777,663)	(512,115,412)
Class C	(379,543,400)	(42,716,894)
Class I	(2,053,258,833)	(490,727,774)
Class R	(553,696)	(30,569)

Net increase (decrease) in net assets from Fund share transactions	$(724,429,365)	$7,115,355,280

Net increase (decrease) in net assets	$(980,772,833)	$7,077,086,246

Net Assets

At beginning of year	$7,473,408,908	$396,322,662

At end of year	$6,492,636,075	$7,473,408,908

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of year	$(81,457,605)	$21,955,927

See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Fund

October 31, 2011

Financial Highlights

	Class A

	Year Ended October 31,
							Period Ended
	2011	2010	2009		2008		October 31, 2007(1)

Net asset value — Beginning of period	$10.320	$10.360	$9.830		$10.220		$10.000

Income (Loss) From Operations

Net investment income(2)	$0.289	$0.226	$0.460		$0.499		$0.123
Net realized and unrealized gain (loss)	(0.247)	0.269	0.649		(0.247)		0.201

Total income from operations	$0.042	$0.495	$1.109		$0.252		$0.324

Less Distributions

From net investment income	$(0.371)	$(0.067)	$(0.571)		$(0.605)		$(0.225)
From net realized gain	—	—	(0.008)		(0.037)		—
Tax return of capital	(0.031)	(0.468)	—		—		—

Total distributions	$(0.402)	$(0.535)	$(0.579)		$(0.642)		$(0.225)

Capital contribution from administrator(2)	$—	$—	$—		$—		$0.121

Net asset value — End of period	$9.960	$10.320	$10.360		$9.830		$10.220

Total Return(3)	0.40%	4.89%	11.53%		2.49%		4.50	%(4)(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,786,581	$2,489,211	$209,714		$38,178		$25
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	1.14%	1.00%	1.24	%(8)	1.10	%(8)	1.05	%(8)(9)
Net investment income	2.83%	2.18%	4.56%		4.90%		3.55	%(9)
Portfolio Turnover of the Portfolio	33%	19%	25%		26%		45	%(4)

(1)	For the period from the start of business, June 27, 2007, to October 31, 2007.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Not annualized.
(5)	Absent a capital contribution by the administrator for the period from the start of business, June 27, 2007, to October 31, 2007, total return would have been 3.99%.
(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(8)	The administrator subsidized certain operating expenses (equal to 0.12%, 0.33% and 673.39% of average daily net assets for the years ended October 31, 2009 and 2008, and the period from the start of business, June 27, 2007, to October 31, 2007, respectively).
(9)	Annualized.

See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Fund

October 31, 2011

Financial Highlights — continued

	Class C

	Year Ended October 31,
			Period Ended
	2011	2010	October 31, 2009(1)

Net asset value — Beginning of period	$10.320	$10.350	$10.300

Income (Loss) From Operations

Net investment income (loss)(2)	$0.217	$0.146	$(0.012)
Net realized and unrealized gain (loss)	(0.249)	0.282	0.104

Total income (loss) from operations	$(0.032)	$0.428	$0.092

Less Distributions

From net investment income	$(0.303)	$(0.057)	$(0.042)
Tax return of capital	(0.025)	(0.401)	—

Total distributions	$(0.328)	$(0.458)	$(0.042)

Net asset value — End of period	$9.960	$10.320	$10.350

Total Return(3)	(0.33)%	4.21%	0.89	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,047,345	$1,349,700	$39,020
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.84%	1.71%	1.97	%(7)(8)
Net investment income (loss)	2.13%	1.41%	(1.41	)%(7)
Portfolio Turnover of the Portfolio	33%	19%	25	%(9)

(1)	For the period from commencement of operations on October 1, 2009 to October 31, 2009.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Not annualized.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	Annualized.
(8)	The administrator subsidized certain operating expenses (equal to 0.08% of average daily net assets for the period ended October 31, 2009).
(9)	For the Portfolio’s year ended October 31, 2009.

See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Fund

October 31, 2011

Financial Highlights — continued

	Class I

	Year Ended October 31,
							Period Ended
	2011	2010	2009		2008		October 31, 2007(1)

Net asset value — Beginning of period	$10.310	$10.340	$9.820		$10.210		$10.000

Income (Loss) From Operations

Net investment income(2)	$0.318	$0.245	$0.504		$0.464		$0.146
Net realized and unrealized gain (loss)	(0.247)	0.285	0.623		(0.181)		0.243

Total income from operations	$0.071	$0.530	$1.127		$0.283		$0.389

Less Distributions

From net investment income	$(0.398)	$(0.070)	$(0.599)		$(0.636)		$(0.235)
From net realized gain	—	—	(0.008)		(0.037)		—
Tax return of capital	(0.033)	(0.490)	—		—		—

Total distributions	$(0.431)	$(0.560)	$(0.607)		$(0.673)		$(0.235)

Capital contribution from administrator(2)	$—	$—	$—		$—		$0.056

Net asset value — End of period	$9.950	$10.310	$10.340		$9.820		$10.210

Total Return(3)	0.68%	5.24%	11.87%		2.69%		4.50	%(4)(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,658,008	$3,633,407	$147,589		$16,291		$10
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	0.85%	0.71%	0.94	%(8)	0.80	%(8)	0.75	%(8) (9)
Net investment income	3.13%	2.36%	5.01%		4.59%		4.15	%(9)
Portfolio Turnover of the Portfolio	33%	19%	25%		26%		45	%(4)

(1)	For the period from the start of business, June 27, 2007, to October 31, 2007.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Absent a capital contribution by the administrator for the period from the start of business, June 27, 2007, to October 31, 2007, total return would have been 3.99%.
(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(8)	The administrator subsidized certain operating expenses (equal to 0.12%, 0.33% and 673.39% of average daily net assets for the years ended October 31, 2009 and 2008, and the period from the start of business, June 27, 2007, to October 31, 2007, respectively).
(9)	Annualized.

See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Fund

October 31, 2011

Financial Highlights — continued

	Class R

	Year Ended	Period Ended
	October 31, 2011	October 31, 2010(1)

Net asset value — Beginning of period	$10.330	$10.380

Income (Loss) From Operations

Net investment income(2)	$0.269	$0.062
Net realized and unrealized gain (loss)	(0.249)	0.138

Total income from operations	$0.020	$0.200

Less Distributions

From net investment income	$(0.351)	$(0.031)
Tax return of capital	(0.029)	(0.219)

Total distributions	$(0.380)	$(0.250)

Net asset value — End of period	$9.970	$10.330

Total Return(3)	0.18%	1.94	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$702	$1,091
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.34%	1.18	%(7)
Net investment income	2.63%	1.06	%(7)
Portfolio Turnover of the Portfolio	33%	19	%(8)

(1)	For the period from commencement of operations on April 8, 2010 to October 31, 2010.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	Annualized.
(8)	For the Portfolio’s year ended October 31, 2010.

See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Fund

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Global Macro Absolute Return Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Effective October 19, 2011, the Fund was reopened to new accounts. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Macro Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (80.9% at October 31, 2011). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. In addition such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2011.

At October 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $28,900,024 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal Income or excise tax. Such capital loss carryforward will expire on October 31, 2019.

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

Eaton Vance
Global Macro Absolute Return Fund

October 31, 2011

Notes to Financial Statements — continued

2 Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2011 and October 31, 2010 was as follows:

	Year Ended October 31,

	2011	2010

Distributions declared from:
Ordinary income	$271,011,114	$20,464,889
Tax return of capital	$22,668,295	$142,692,509

During the year ended October 31, 2011, accumulated net realized loss was decreased by $88,648,373, accumulated distributions in excess of net investment income was increased by $43,485,211 and paid-in capital was decreased by $45,163,162 due to differences between book and tax accounting, primarily for swap contracts, premium amortization, the Portfolio’s investment in a subsidiary, paydown gain (loss) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(28,900,024)
Net unrealized depreciation	$(42,694,458)
Other temporary differences	$(8,061,290)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the timing of recognizing distributions to shareholders, swap contracts, wash sales, partnership allocations, futures contracts, written options contracts, foreign currency transactions, premium amortization and tax accounting for straddle transactions.

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.615% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2011, the Fund incurred no adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. Prior to April 7, 2011, EVM had agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceeded 1.20%, 1.90%, 0.90% and 1.40% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R, respectively. Pursuant to this agreement, EVM was allocated no operating expenses for the year ended October 31, 2011.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2011, EVM earned $267,562 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $85,299 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2011. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Eaton Vance
Global Macro Absolute Return Fund

October 31, 2011

Notes to Financial Statements — continued

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2011 amounted to $6,665,762 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2011, the Fund paid or accrued to EVD $9,349,417 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount equal to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2011, the Fund paid or accrued to EVD $2,325 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2011 amounted to $3,116,472 and $2,325 for Class C and Class R shares, respectively.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended October 31, 2011, the Fund was informed that EVD received approximately $615,000 and $562,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6 Investment Transactions

For the year ended October 31, 2011, increases and decreases in the Fund’s investment in the Portfolio aggregated $491,260,926 and $1,562,837,485, respectively.

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,

Class A	2011	2010

Sales	54,934,025	265,289,640
Issued to shareholders electing to receive payments of distributions in Fund shares	7,417,025	5,126,462
Redemptions	(124,213,440)	(49,431,880)

Net increase (decrease)	(61,862,390)	220,984,222

Eaton Vance
Global Macro Absolute Return Fund

October 31, 2011

Notes to Financial Statements — continued

	Year Ended October 31,

Class C	2011	2010

Sales	8,910,114	129,472,278
Issued to shareholders electing to receive payments of distributions in Fund shares	2,798,435	1,670,564
Redemptions	(37,383,758)	(4,122,548)

Net increase (decrease)	(25,675,209)	127,020,294

	Year Ended October 31,

Class I	2011	2010

Sales	209,885,377	382,147,743
Issued to shareholders electing to receive payments of distributions in Fund shares	7,284,871	3,544,080
Redemptions	(202,075,858)	(47,469,326)

Net increase	15,094,390	338,222,497

	Year Ended	Period Ended
Class R	October 31, 2011	October 31, 2010(1)

Sales	15,924	107,546
Issued to shareholders electing to receive payments of distributions in Fund shares	3,405	1,042
Redemptions	(54,533)	(2,950)

Net increase (decrease)	(35,204)	105,638

(1)	For the period from commencement of operations on April 8, 2010 to October 31, 2010.

Eaton Vance
Global Macro Absolute Return Fund

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Macro Absolute Return Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Macro Absolute Return Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from the start of business, June 27, 2007, to October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Global Macro Absolute Return Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from the start of business, June 27, 2007, to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 21, 2011

Eaton Vance
Global Macro Absolute Return Fund

October 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the foreign tax credit.

Foreign Tax Credit. The Fund paid foreign taxes of $5,161,313 and recognized foreign source of income of $245,020,387.

Global Macro Portfolio

October 31, 2011

Consolidated Portfolio of Investments

Foreign Government Bonds — 24.2%

		Principal
Security		Amount	Value

Albania — 0.0%(1)

Republic of Albania, 7.50%, 11/4/15	EUR	2,870,000	$3,561,191

Total Albania			$3,561,191

Bermuda — 0.2%

Government of Bermuda, 5.603%, 7/20/20(2)	USD	16,113,000	$17,778,262

Total Bermuda			$17,778,262

Brazil — 0.1%

Nota Do Tesouro Nacional, 6.00%, 5/15/15(3)	BRL	13,881,022	$8,327,999

Total Brazil			$8,327,999

Chile — 2.4%

Government of Chile, 3.00%, 1/1/15(3)	CLP	29,343,033,450	$60,629,493
Government of Chile, 6.00%, 3/1/17	CLP	2,390,000,000	5,039,073
Government of Chile, 6.00%, 1/1/18	CLP	2,170,000,000	4,597,858
Government of Chile, 6.00%, 3/1/18	CLP	56,865,000,000	120,487,180

Total Chile			$190,753,604

Congo — 0.2%

Republic of Congo, 3.00%, 6/30/29	USD	20,463,000	$14,119,470

Total Congo			$14,119,470

Costa Rica — 0.0%(1)

Titulo Propiedad Ud, 1.00%, 1/12/22(3)	CRC	1,370,401,361	$2,151,667
Titulo Propiedad Ud, 1.63%, 7/13/16(3)	CRC	152,773,157	281,067

Total Costa Rica			$2,432,734

Dominican Republic — 1.0%

Dominican Republic, 16.00%, 7/10/20(2)	DOP	585,000,000	$15,340,719
Dominican Republic “Bonos Internos” Total Return Linked Bond (Citibank, N.A.), 13.00%, 2/25/13(4)	DOP	118,000,000	3,031,521
Dominican Republic “Bonos Internos” Total Return Linked Bond (Citibank, N.A.), 15.00%, 3/12/12(4)	DOP	91,000,000	2,387,782
Dominican Republic “Bonos Internos” Total Return Linked Bond (Citibank, N.A.), 16.00%, 7/10/20(4)	DOP	2,439,100,000	63,374,798

Total Dominican Republic			$84,134,820

Georgia — 0.2%

Bank of Georgia Promissory Note, 7.00%, 5/18/12	USD	11,900,000	$11,976,829

Total Georgia			$11,976,829

Germany — 0.3%

Bundesrepublik Deutschland, 3.50%, 7/4/19	EUR	15,000,000	$23,370,340

Total Germany			$23,370,340

Greece — 0.1%

Hellenic Republic Government Bond, 3.70%, 7/20/15	EUR	5,000,000	$2,836,585
Hellenic Republic Government Bond, 6.10%, 8/20/15	EUR	9,775,000	5,548,229

Total Greece			$8,384,814

Israel — 0.4%

Israel Government Bond, 3.00%, 10/31/19(3)	ILS	55,562,580	$16,654,718
Israel Government Bond, 5.00%, 4/30/15(3)	ILS	46,898,557	14,682,834

Total Israel			$31,337,552

Mexico — 0.5%

Mexican Bonos, 7.00%, 6/19/14	MXN	221,255,000	$17,635,619
Mexican Bonos, 8.00%, 12/19/13	MXN	319,160,000	25,633,838

Total Mexico			$43,269,457

Philippines — 1.1%

Philippine Government Bond, 5.75%, 2/21/12	PHP	387,050,000	$9,197,474
Philippine Government International Bond, 6.25%, 1/14/36	PHP	3,480,000,000	79,562,586

Total Philippines			$88,760,060

Poland — 0.3%

Poland Government Bond, 3.00%, 8/24/16(3)	PLN	88,238,471	$27,985,021

Total Poland			$27,985,021

Serbia — 3.9%

Serbia Treasury Bill, 0.00%, 4/5/12	RSD	574,890,000	$7,498,110
Serbia Treasury Bill, 0.00%, 7/12/12	RSD	166,180,000	2,099,163
Serbia Treasury Bill, 0.00%, 8/9/12	RSD	6,528,500,000	81,691,463
Serbia Treasury Bill, 0.00%, 9/6/12	RSD	698,090,000	8,652,298

See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2011

Consolidated Portfolio of Investments — continued

		Principal
Security		Amount	Value

Serbia (continued)

Serbia Treasury Bill, 0.00%, 9/6/12	RSD	7,673,410,000	$95,106,120
Serbia Treasury Bill, 0.00%, 10/5/12	RSD	698,740,000	8,574,466
Serbia Treasury Bill, 0.00%, 10/25/12	RSD	135,660,000	1,653,239
Serbia Treasury Bill, 0.00%, 11/22/12	RSD	5,500,190,000	66,377,627
Serbia Treasury Bill, 0.00%, 1/24/13	RSD	235,430,000	2,776,574
Serbia Treasury Bill, 0.00%, 4/4/13	RSD	370,130,000	4,269,314
Serbia Treasury Bill, 0.00%, 4/25/13	RSD	2,814,850,000	32,254,189

Total Serbia			$310,952,563

Slovakia — 2.2%

Slovakia Government Bond, 0.00%, 1/27/12	EUR	125,407,000	$173,213,321

Total Slovakia			$173,213,321

South Africa — 3.1%

Republic of South Africa, 2.75%, 1/31/22(3)	ZAR	395,306,119	$51,324,289
Republic of South Africa, 6.50%, 6/2/14	USD	67,231,000	74,539,010
South Africa Government Bond - CPI Linked, 2.50%, 1/31/17(3)	ZAR	235,229,076	31,771,384
South Africa Government Bond - CPI Linked, 2.60%, 3/31/28(3)	ZAR	390,068,377	49,105,703
South Africa Government Bond - CPI Linked, 5.50%, 12/7/23(3)	ZAR	237,856,474	38,729,106

Total South Africa			$245,469,492

Sri Lanka — 0.5%

Republic of Sri Lanka, 6.25%, 10/4/20(2)	USD	36,130,000	$36,942,925

Total Sri Lanka			$36,942,925

Taiwan — 1.0%

Taiwan Government Bond, 0.25%, 2/10/12	TWD	2,450,100,000	$81,829,311

Total Taiwan			$81,829,311

Turkey — 5.1%

Turkey Government Bond, 0.00%, 4/25/12	TRY	37,350,000	$20,151,343
Turkey Government Bond, 0.00%, 8/8/12	TRY	25,739,000	13,533,934
Turkey Government Bond, 0.00%, 11/7/12	TRY	321,537,000	164,903,716
Turkey Government Bond, 3.00%, 1/6/21(3)	TRY	38,695,456	22,045,732
Turkey Government Bond, 4.00%, 4/1/20(3)	TRY	244,879,493	148,514,622
Turkey Government Bond, 8.00%, 10/9/13	TRY	75,000,000	41,541,789

Total Turkey			$410,691,136

Uruguay — 0.5%

Monetary Regulation Bill, 0.00%, 8/15/13	UYU	181,000,000	$7,868,680
Monetary Regulation Bill, 0.00%, 9/9/13	UYU	517,331,000	22,325,874
Republic of Uruguay, 5.00%, 9/14/18(3)	UYU	195,574,526	10,930,782

Total Uruguay			$41,125,336

Venezuela — 1.1%

Bolivarian Republic of Venezuela, 7.00%, 3/31/38(5)	USD	103,797,000	$59,942,768
Bolivarian Republic of Venezuela, 9.25%, 5/7/28(5)	USD	43,665,000	29,255,550

Total Venezuela			$89,198,318

Total Foreign Government Bonds
(identified cost $1,960,764,262)			$1,945,614,555

Foreign Corporate Bonds & Notes — 0.1%

		Principal
Security		Amount	Value

Chile — 0.1%

JPMorgan Chilean Inflation Linked Note, 3.80%, 11/17/15(3)	USD	3,697,418	$3,933,816

Total Chile
(identified cost $3,000,000)			$3,933,816

Total Foreign Corporate Bonds & Notes
(identified cost $3,000,000)			$3,933,816

Debt Obligations — United States — 21.3%

Corporate Bonds & Notes — 0.0%(1)

		Principal
Security		Amount	Value

Eaton Corp., 8.875%, 6/15/19
	$ 500,000		$683,922

Total Corporate Bonds & Notes
(identified cost $527,320)			$683,922

See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2011

Consolidated Portfolio of Investments — continued

Collateralized Mortgage Obligations — 1.4%

Principal
Security	Amount	Value

Federal Home Loan Mortgage Corp.:
Series 4, Class D, 8.00%, 12/25/22	$317,169	$367,437
Series 1548, Class Z, 7.00%, 7/15/23	352,224	374,952
Series 1650, Class K, 6.50%, 1/15/24	2,278,961	2,483,812
Series 1817, Class Z, 6.50%, 2/15/26	298,224	321,536
Series 1927, Class ZA, 6.50%, 1/15/27	1,107,198	1,200,734
Series 2127, Class PG, 6.25%, 2/15/29	1,419,349	1,505,122
Series 2344, Class ZD, 6.50%, 8/15/31	2,233,806	2,475,094
Series 2458, Class ZB, 7.00%, 6/15/32	3,314,764	3,794,195

		$12,522,882

Federal National Mortgage Association:
Series 1992-180, Class F, 1.40%, 10/25/22(6)	$1,326,573	$1,352,551
Series 1993-16, Class Z, 7.50%, 2/25/23	1,249,776	1,448,732
Series 1993-79, Class PL, 7.00%, 6/25/23	882,956	1,004,787
Series 1993-104, Class ZB, 6.50%, 7/25/23	343,623	384,615
Series 1993-121, Class Z, 7.00%, 7/25/23	5,384,332	6,105,157
Series 1993-141, Class Z, 7.00%, 8/25/23	955,019	1,082,481
Series 1994-42, Class ZQ, 7.00%, 4/25/24	5,918,709	6,739,252
Series 1994-79, Class Z, 7.00%, 4/25/24	1,123,389	1,279,882
Series 1994-89, Class ZQ, 8.00%, 7/25/24	787,235	931,988
Series 1996-35, Class Z, 7.00%, 7/25/26	286,898	329,908
Series 1998-16, Class H, 7.00%, 4/18/28	778,945	897,096
Series 1998-44, Class ZA, 6.50%, 7/20/28	1,379,304	1,573,307
Series 1999-25, Class Z, 6.00%, 6/25/29	2,150,722	2,381,361
Series 2000-2, Class ZE, 7.50%, 2/25/30	354,806	418,392
Series 2000-49, Class A, 8.00%, 3/18/27	1,033,708	1,234,282
Series 2001-31, Class ZA, 6.00%, 7/25/31	14,142,032	15,776,094
Series 2001-37, Class GA, 8.00%, 7/25/16	90,188	98,220
Series 2001-74, Class QE, 6.00%, 12/25/31	5,054,720	5,655,557
Series 2009-48, Class WA, 5.849%, 7/25/39(7)	13,141,964	14,655,371
Series G48, Class Z, 7.10%, 12/25/21	986,032	1,117,512
Series G92-60, Class Z, 7.00%, 10/25/22	2,460,669	2,743,589
Series G93-1, Class K, 6.675%, 1/25/23	1,485,036	1,675,782
Series G93-31, Class PN, 7.00%, 9/25/23	4,549,848	5,185,982
Series G93-41, Class ZQ, 7.00%, 12/25/23	9,468,792	10,795,418
Series G94-7, Class PJ, 7.50%, 5/17/24	1,464,999	1,724,103

		$86,591,419

Government National Mortgage Association:
Series 1994-7, Class PQ, 6.50%, 10/16/24	$1,062,437	$1,197,164
Series 1996-22, Class Z, 7.00%, 10/16/26	837,858	951,901
Series 1999-42, Class Z, 8.00%, 11/16/29	2,200,757	2,535,822
Series 2000-21, Class Z, 9.00%, 3/16/30	3,318,442	4,110,126
Series 2001-35, Class K, 6.45%, 10/26/23	344,387	385,889
Series 2002-48, Class OC, 6.00%, 9/16/30	1,746,812	1,788,377

		$10,969,279

Total Collateralized Mortgage Obligations
(identified cost $103,747,246)		$110,083,580

Commercial Mortgage-Backed Securities — 0.4%

Principal
Security	Amount	Value

JPMCC, Series 2005-LDP5, Class AM, 5.247%, 12/15/44(7)	$9,960,000	$10,236,465
MLMT, Series 2006-C2, Class A2, 5.756%, 8/12/43(7)	5,709,180	5,994,203
WBCMT, Series 2004-C12, Class MAD, 5.262%, 7/15/41(2)(7)	9,617,617	10,425,742
WBCMT, Series 2005-C17, Class A4, 5.083%, 3/15/42(7)	6,000,000	6,586,302

Total Commercial Mortgage-Backed Securities
(identified cost $31,719,575)		$33,242,712

Mortgage Pass-Throughs — 11.9%

Principal
Security	Amount	Value

Federal Home Loan Mortgage Corp.:
2.929%, with maturity at 2035(8)	$6,703,984	$7,025,995
3.423%, with maturity at 2029(8)	1,343,971	1,383,359
3.802%, with maturity at 2023(8)	448,249	471,125
4.334%, with maturity at 2030(8)	1,796,084	1,959,134
4.50%, with maturity at 2018	4,314,743	4,605,489
5.00%, with various maturities to 2019	5,365,904	5,760,039
5.50%, with various maturities to 2019	15,015,720	16,197,923
6.00%, with various maturities to 2035(9)	48,258,315	54,685,285
6.50%, with various maturities to 2033	58,858,192	67,926,174
6.60%, with maturity at 2030	2,739,901	3,210,154
7.00%, with various maturities to 2036	57,285,037	67,259,965
7.31%, with maturity at 2026	266,354	302,918
7.50%, with various maturities to 2035	31,306,455	37,299,138
7.95%, with maturity at 2022	483,239	574,619
8.00%, with various maturities to 2031	8,637,176	10,428,602
8.15%, with maturity at 2021	238,855	282,726
8.30%, with maturity at 2021	80,875	94,875
8.47%, with maturity at 2018	168,170	195,076
8.50%, with various maturities to 2028	1,242,008	1,489,568
9.00%, with various maturities to 2027	2,292,516	2,751,899

See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2011

Consolidated Portfolio of Investments — continued

	Principal
Security	Amount	Value

Federal Home Loan Mortgage Corp.: (continued)

9.50%, with maturity at 2027	$261,084	$323,239
9.75%, with maturity at 2016	4,453	5,138
10.00%, with various maturities to 2020	744,349	866,023
10.50%, with maturity at 2021	424,753	498,107
11.00%, with maturity at 2016	517,356	575,254

		$286,171,824

Federal National Mortgage Association:
2.38%, with maturity at 2028(8)	$264,575	$275,753
2.571%, with maturity at 2022(8)	2,632,947	2,710,242
2.573%, with maturity at 2027(8)	435,199	449,141
2.579%, with maturity at 2038(8)	1,546,960	1,609,265
2.588%, with various maturities to 2033(8)	23,351,611	24,217,189
2.60%, with various maturities to 2035(8)	27,228,142	28,399,389
2.631%, with maturity at 2035(8)	5,930,871	6,149,499
2.75%, with maturity at 2025(8)	1,657,809	1,723,448
2.95%, with maturity at 2024(8)	1,136,729	1,188,023
3.605%, with maturity at 2023(8)	151,616	158,738
3.659%, with maturity at 2034(8)	4,226,545	4,566,764
3.831%, with maturity at 2035(8)	14,561,683	15,782,342
4.299%, with maturity at 2035(8)	10,598,568	11,560,713
4.50%, with various maturities to 2018	5,599,132	5,974,389
5.00%, with various maturities to 2019(9)	28,304,022	30,394,454
5.50%, with various maturities to 2023(9)	23,437,856	25,423,674
6.00%, with various maturities to 2033	28,317,528	31,124,998
6.324%, with maturity at 2032(8)	4,570,609	4,985,532
6.50%, with various maturities to 2036	131,306,599	147,156,964
6.919%, with maturity at 2025(8)	222,611	237,393
7.00%, with various maturities to 2036	135,490,806	158,563,407
7.50%, with various maturities to 2034	18,916,915	21,984,468
8.00%, with various maturities to 2030	7,740,390	9,333,511
8.50%, with various maturities to 2037	11,631,269	14,270,291
9.00%, with various maturities to 2032	3,979,548	4,812,653
9.08%, with maturity at 2028(7)	625,149	725,106
9.50%, with various maturities to 2031	3,483,590	4,285,338
10.50%, with maturity at 2029	372,204	452,730
10.723%, with maturity at 2027(7)	608,040	706,817
11.00%, with maturity at 2016	22,787	24,694
11.50%, with maturity at 2031	513,101	668,168

		$559,915,093

Government National Mortgage Association:
2.125%, with maturity at 2024(8)	$643,540	$669,087
6.50%, with various maturities to 2032	6,917,550	8,029,944
7.00%, with various maturities to 2035	52,611,334	62,258,669
7.50%, with various maturities to 2031	8,730,601	10,370,064
7.75%, with maturity at 2019	$34,764	40,776
8.00%, with various maturities to 2034	21,910,929	26,116,918
8.30%, with various maturities to 2020	139,907	157,648
8.50%, with various maturities to 2021	1,246,200	1,420,885
9.00%, with various maturities to 2025	463,245	556,643
9.50%, with various maturities to 2026	1,597,682	2,007,484

		$111,628,118

Total Mortgage Pass-Throughs
(identified cost $903,680,081)		$957,715,035

U.S. Government Agency Obligations — 5.1%

	Principal
Security	Amount	Value

Federal Home Loan Bank:
4.125%, 12/13/19	$20,000,000	$22,734,140
4.125%, 3/13/20	65,000,000	73,134,815
4.50%, 9/13/19	48,275,000	56,035,110
4.625%, 9/11/20	19,325,000	22,571,213
5.25%, 12/11/20	11,545,000	14,018,204
5.25%, 12/9/22	12,150,000	14,823,729
5.365%, 9/9/24	12,700,000	15,691,752
5.375%, 5/15/19	27,930,000	34,113,674
5.375%, 9/30/22	49,780,000	61,331,499
5.375%, 8/15/24	22,000,000	27,025,636
5.625%, 6/11/21	12,850,000	16,038,445
5.75%, 6/12/26	14,850,000	18,926,964

		$376,445,181

United States Agency for International Development – Israel:
5.50%, 12/4/23	$5,000,000	$6,317,870
5.50%, 4/26/24	22,500,000	28,591,807

		$34,909,677

Total U.S. Government Agency Obligations
(identified cost $371,557,271)		$411,354,858

See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2011

Consolidated Portfolio of Investments — continued

U.S. Treasury Obligations — 2.5%

	Principal
Security	Amount	Value

U.S. Treasury Bond, 7.875%, 2/15/21(9)	$1,500,000	$2,251,641
U.S. Treasury Note, 1.125%, 1/15/12(9)	100,000,000	100,238,300
U.S. Treasury Note, 4.625%, 12/31/11	100,000,000	100,761,700

Total U.S. Treasury Obligations
(identified cost $202,497,671)		$203,251,641

Total Debt Obligations — United States
(identified cost $1,613,729,164)		$1,716,331,748

Common Stocks — 0.0%(1)

Security	Shares	Value

Indonesia — 0.0%(1)

APP China(10)	8,155	$122,325

Total Indonesia
(identified cost $1,522,635)		$122,325

Total Common Stocks
(identified cost $1,522,635)		$122,325

Precious Metals — 6.0%

Description	Troy Ounces	Value

Gold(10)	184,663	$317,427,299
Platinum(10)	104,260	166,893,939

Total Precious Metals
(identified cost $473,601,481)		$484,321,238

Currency Options Purchased — 0.0%(1)

	Principal Amount
	of Contracts		Strike		Expiration
Description	(000’s omitted)		Price		Date	Value

Euro Put Option	EUR	193,597	EUR	1.17	5/3/12	$1,931,148

Total Currency Options Purchased
(identified cost $8,845,662)						$1,931,148

Interest Rate Swaptions — 0.1%

	Expiration	Notional
Description	Date	Amount	Value

Options to receive 3-month USD-LIBOR-BBA Rate and pay 4.60%	8/26/14	$99,600,000	$4,593,552

Total Interest Rate Swaptions
(identified cost $6,205,080)			$4,593,552

Put Options Purchased — 0.1%

	Number of	Strike		Expiration
Description	Contracts	Price		Date	Value

KOSPI 200 Index	801,640,000	KRW	200	10/11/12	$6,030,594
KOSPI 200 Index	134,100,000	KRW	200	12/13/12	1,118,128
Light Sweet Crude Oil Future 12/11	160	USD	80	11/15/11	44,800

Total Put Options Purchased
(identified cost $11,878,330)					$7,193,522

Short-Term Investments — 49.3%

Foreign Government Securities — 31.9%

		Principal
		Amount
Security		(000’s omitted)	Value

Brazil — 3.5%

Letras Do Tesouro Nacional, 0.00%, 4/1/12	BRL	498,942	$278,300,278

Total Brazil			$278,300,278

Chile — 0.0%(1)

Banco Central de Chile, 0.00%, 1/18/12	CLP	1,730,000	$3,499,582

Total Chile			$3,499,582

Georgia — 0.7%

Bank of Georgia Promissory Note, 7.00%, 2/22/12	USD	16,500	$16,601,910
Bank of Georgia Promissory Note, 7.00%, 3/9/12	USD	11,450	11,523,441
Bank of Georgia Promissory Note, 7.00%, 4/9/12	USD	11,450	11,524,464
Bank of Georgia Promissory Note, 7.00%, 6/18/12	USD	11,700	11,776,675

See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2011

Consolidated Portfolio of Investments — continued

		Principal
		Amount
Security		(000’s omitted)	Value

Georgia (continued)

Bank of Georgia Promissory Note, 9.00%, 12/7/11	USD	5,875	$5,907,915

Total Georgia			$57,334,405

Ghana — 0.0%(1)

Ghana Government Bond, 14.47%, 12/15/11	GHS	750	$471,710

Total Ghana			$471,710

Hong Kong — 3.2%

Hong Kong Treasury Bill, 0.00%, 11/9/11	HKD	1,948,000	$250,763,083
Hong Kong Treasury Bill, 0.00%, 12/21/11	HKD	36,000	4,633,158

Total Hong Kong			$255,396,241

Iceland — 0.2%

Iceland Treasury Bill, 0.00%, 4/16/12	ISK	1,639,000	$11,979,643

Total Iceland			$11,979,643

Indonesia — 0.1%

Indonesia Treasury Bill, 0.00%, 1/19/12	IDR	25,220,000	$2,818,189
Indonesia Treasury Bill, 0.00%, 2/9/12	IDR	41,087,000	4,583,169

Total Indonesia			$7,401,358

Israel — 0.6%

Israel Treasury Bill, 0.00%, 2/29/12	ILS	169,646	$46,415,146

Total Israel			$46,415,146

Kazakhstan — 0.6%

Kazakhstan National Bank, 0.00%, 11/25/11	KZT	6,661,951	$45,005,650
Kazakhstan National Bank, 0.00%, 3/4/12	KZT	114,903	773,571

Total Kazakhstan			$45,779,221

Lebanon — 0.1%

Lebanon Treasury Note, 6.18%, 1/26/12	LBP	5,000,000	$3,337,681
Lebanon Treasury Note, 9.06%, 11/10/11	LBP	4,520,730	3,006,777

Total Lebanon			$6,344,458

Malaysia — 7.2%

Bank Negara Monetary Note, 0.00%, 11/1/11	MYR	109,651	$35,738,523
Bank Negara Monetary Note, 0.00%, 11/10/11	MYR	61,623	20,064,855
Bank Negara Monetary Note, 0.00%, 11/15/11	MYR	227,448	74,057,432
Bank Negara Monetary Note, 0.00%, 11/17/11	MYR	353,064	114,940,398
Bank Negara Monetary Note, 0.00%, 11/24/11	MYR	215,029	69,965,018
Bank Negara Monetary Note, 0.00%, 12/8/11	MYR	236,602	76,904,721
Bank Negara Monetary Note, 0.00%, 12/15/11	MYR	92,302	29,984,510
Bank Negara Monetary Note, 0.00%, 12/22/11	MYR	68,013	22,081,337
Bank Negara Monetary Note, 0.00%, 1/10/12	MYR	279,547	90,627,527
Bank Negara Monetary Note, 0.00%, 1/12/12	MYR	141,321	45,807,744

Total Malaysia			$580,172,065

Mexico — 2.5%

Mexico Treasury Bill, 0.00%, 11/3/11	MXN	595,232	$44,659,149
Mexico Treasury Bill, 0.00%, 11/17/11	MXN	1,619,330	121,313,054
Mexico Treasury Bill, 0.00%, 2/9/12	MXN	522,800	38,777,504

Total Mexico			$204,749,707

Philippines — 1.0%

Philippine Treasury Bill, 0.00%, 11/2/11	PHP	616,810	$14,466,397
Philippine Treasury Bill, 0.00%, 11/9/11	PHP	25,480	597,369
Philippine Treasury Bill, 0.00%, 11/23/11	PHP	156,160	3,657,955
Philippine Treasury Bill, 0.00%, 12/7/11	PHP	824,870	19,304,071
Philippine Treasury Bill, 0.00%, 1/11/12	PHP	482,800	11,294,184
Philippine Treasury Bill, 0.00%, 1/25/12	PHP	150,280	3,512,890
Philippine Treasury Bill, 0.00%, 2/8/12	PHP	81,530	1,905,155
Philippine Treasury Bill, 0.00%, 2/22/12	PHP	153,710	3,591,307
Philippine Treasury Bill, 0.00%, 3/7/12	PHP	912,050	21,289,188
Philippine Treasury Bill, 0.00%, 8/22/12	PHP	53,850	1,247,875

Total Philippines			$80,866,391

Romania — 3.2%

Romania Treasury Bill, 0.00%, 11/9/11	RON	39,120	$12,461,827
Romania Treasury Bill, 0.00%, 12/14/11	RON	34,000	10,770,505
Romania Treasury Bill, 0.00%, 12/28/11	RON	51,130	16,149,789
Romania Treasury Bill, 0.00%, 3/21/12	RON	241,460	75,137,711
Romania Treasury Bill, 0.00%, 4/11/12	RON	196,410	60,862,019
Romania Treasury Bill, 0.00%, 5/2/12	RON	245,380	75,855,342
Romania Treasury Bill, 0.00%, 6/20/12	RON	15,720	4,815,860
Romania Treasury Bill, 0.00%, 7/11/12	RON	14,470	4,415,280

Total Romania			$260,468,333

Serbia — 1.9%

Serbia Treasury Bill, 0.00%, 11/1/11	RSD	163,580	$2,240,917
Serbia Treasury Bill, 0.00%, 11/15/11	RSD	169,040	2,305,963

See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2011

Consolidated Portfolio of Investments — continued

		Principal
		Amount
Security		(000’s omitted)	Value

Serbia (continued)

Serbia Treasury Bill, 0.00%, 12/13/11	RSD	808,740	$10,938,465
Serbia Treasury Bill, 0.00%, 3/22/12	RSD	3,909,800	51,228,426
Serbia Treasury Bill, 0.00%, 4/26/12	RSD	1,975,050	25,581,600
Serbia Treasury Bill, 0.00%, 6/7/12	RSD	903,800	11,542,383
Serbia Treasury Bill, 0.00%, 7/6/12	RSD	3,790,560	47,977,919

Total Serbia			$151,815,673

South Korea — 0.9%

Korea Monetary Stabilization Bond, 0.00%, 11/8/11	KRW	7,079,060	$6,383,385
Korea Monetary Stabilization Bond, 0.00%, 11/15/11	KRW	26,333,930	23,728,755
Korea Monetary Stabilization Bond, 0.00%, 11/22/11	KRW	1,758,500	1,583,600
Korea Monetary Stabilization Bond, 0.00%, 12/14/11	KRW	3,735,620	3,357,009
Korea Monetary Stabilization Bond, 0.00%, 1/3/12	KRW	9,778,560	8,771,288
Korea Monetary Stabilization Bond, 0.00%, 1/17/12	KRW	30,208,420	27,062,037

Total South Korea			$70,886,074

Sri Lanka — 1.3%

Sri Lanka Treasury Bill, 0.00%, 1/20/12	LKR	1,357,000	$12,126,002
Sri Lanka Treasury Bill, 0.00%, 2/17/12	LKR	600,000	5,332,677
Sri Lanka Treasury Bill, 0.00%, 3/9/12	LKR	1,287,380	11,395,941
Sri Lanka Treasury Bill, 0.00%, 3/16/12	LKR	545,550	4,822,647
Sri Lanka Treasury Bill, 0.00%, 3/23/12	LKR	1,911,190	16,871,801
Sri Lanka Treasury Bill, 0.00%, 4/27/12	LKR	1,269,800	11,143,244
Sri Lanka Treasury Bill, 0.00%, 5/11/12	LKR	272,010	2,383,592
Sri Lanka Treasury Bill, 0.00%, 7/13/12	LKR	1,773,550	15,350,381
Sri Lanka Treasury Bill, 0.00%, 7/20/12	LKR	1,255,000	10,846,298
Sri Lanka Treasury Bill, 0.00%, 8/3/12	LKR	1,161,300	9,997,297
Sri Lanka Treasury Bill, 0.00%, 10/5/12	LKR	706,080	5,980,280

Total Sri Lanka			$106,250,160

Turkey — 2.7%

Turkey Government Bond, 0.00%, 11/16/11	TRY	182,658	$102,882,092
Turkey Government Bond, 0.00%, 1/25/12	TRY	210,392	116,466,320

Total Turkey			$219,348,412

Uruguay — 1.7%

Monetary Regulation Bill, 0.00%, 11/9/11	UYU	14,810	$770,005
Monetary Regulation Bill, 0.00%, 11/10/11	UYU	58,900	3,061,627
Monetary Regulation Bill, 0.00%, 11/17/11	UYU	81,422	4,225,803
Monetary Regulation Bill, 0.00%, 11/22/11	UYU	160,880	8,340,508
Monetary Regulation Bill, 0.00%, 11/25/11	UYU	150,177	7,780,504
Monetary Regulation Bill, 0.00%, 11/30/11	UYU	67,987	3,518,483
Monetary Regulation Bill, 0.00%, 12/6/11	UYU	1,693	87,518
Monetary Regulation Bill, 0.00%, 12/20/11	UYU	116,905	6,022,308
Monetary Regulation Bill, 0.00%, 12/21/11	UYU	70,900	3,651,523
Monetary Regulation Bill, 0.00%, 12/22/11	UYU	17,200	885,634
Monetary Regulation Bill, 0.00%, 12/30/11	UYU	56,316	2,894,236
Monetary Regulation Bill, 0.00%, 1/17/12	UYU	168,549	8,624,511
Monetary Regulation Bill, 0.00%, 2/1/12	UYU	98,000	4,995,956
Monetary Regulation Bill, 0.00%, 2/3/12	UYU	21,600	1,100,600
Monetary Regulation Bill, 0.00%, 2/14/12	UYU	125,184	6,360,938
Monetary Regulation Bill, 0.00%, 2/22/12	UYU	29,570	1,499,468
Monetary Regulation Bill, 0.00%, 3/9/12	UYU	40,000	2,019,968
Monetary Regulation Bill, 0.00%, 3/13/12	UYU	135,900	6,855,637
Monetary Regulation Bill, 0.00%, 4/10/12	UYU	30,500	1,527,109
Monetary Regulation Bill, 0.00%, 4/13/12	UYU	114,601	5,733,251
Monetary Regulation Bill, 0.00%, 4/25/12	UYU	102,779	5,124,871
Monetary Regulation Bill, 0.00%, 5/8/12	UYU	49,000	2,434,566
Monetary Regulation Bill, 0.00%, 5/18/12	UYU	72,128	3,573,798
Monetary Regulation Bill, 0.00%, 6/5/12	UYU	37,670	1,857,108
Monetary Regulation Bill, 0.00%, 6/22/12	UYU	69,500	3,409,841
Monetary Regulation Bill, 0.00%, 7/20/12	UYU	230,400	11,212,958
Monetary Regulation Bill, 0.00%, 8/24/12	UYU	299,676	14,437,178
Monetary Regulation Bill, 0.00%, 9/28/12	UYU	233,304	11,124,822

Total Uruguay			$133,130,729

Zambia — 0.5%

Zambia Treasury Bill, 0.00%, 12/12/11	ZMK	7,155,000	$1,442,292
Zambia Treasury Bill, 0.00%, 12/12/11	ZMK	16,490,000	3,324,024
Zambia Treasury Bill, 0.00%, 12/12/11	ZMK	39,170,000	7,895,817
Zambia Treasury Bill, 0.00%, 12/19/11	ZMK	10,075,000	2,027,096
Zambia Treasury Bill, 0.00%, 12/26/11	ZMK	11,000,000	2,209,069
Zambia Treasury Bill, 0.00%, 1/2/12	ZMK	11,000,000	2,204,947
Zambia Treasury Bill, 0.00%, 1/9/12	ZMK	16,250,000	3,251,241
Zambia Treasury Bill, 0.00%, 1/16/12	ZMK	9,700,000	1,937,133
Zambia Treasury Bill, 0.00%, 3/12/12	ZMK	7,330,000	1,437,450

See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2011

Consolidated Portfolio of Investments — continued

		Principal
		Amount
Security		(000’s omitted)	Value

Zambia (continued)

Zambia Treasury Bill, 0.00%, 3/19/12	ZMK	87,660,000	$17,145,899

Total Zambia			$42,874,968

Total Foreign Government Securities
(identified cost $2,625,925,292)			$2,563,484,554

U.S. Treasury Obligations — 3.8%

		Principal
		Amount
Security		(000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 11/3/11
	$ 125,000		$124,999,875
U.S. Treasury Bill, 0.00%, 11/10/11(9)		33,420	33,419,933
U.S. Treasury Bill, 0.00%, 11/17/11(9)		151,596	151,594,991

Total U.S. Treasury Obligations
(identified cost $310,015,667)			$310,014,799

Repurchase Agreements — 7.3%

		Principal
		Amount
Description		(000’s omitted)	Value

Bank of America:
Dated 10/26/11 with a maturity date of 11/17/11, an interest rate of 0.85% payable by the Portfolio and repurchase proceeds of $21,349,560, collateralized by $25,410,000 Republic of Belarus 8.75%, due 8/3/15 and a market value, including accrued interest, of $22,141,992.

	$ 21,360		$21,359,646
Dated 10/27/11 with a maturity date of 11/10/11, an interest rate of 0.84% and repurchase proceeds of EUR 58,434,251, collateralized by EUR 53,100,000 Government of France 3.75%, due 4/25/17 and a market value, including accrued interest, of $80,372,735.	EUR	58,421	80,836,613
Dated 10/27/11 with a maturity date of 11/22/11, an interest rate of 0.72% and repurchase proceeds of EUR 117,639,060, collateralized by EUR 113,130,000 Government of France 4.00%, due 10/25/38 and a market value, including accrued interest, of $159,591,119.	EUR	117,587	162,705,579
Dated 10/31/11 with a maturity date of 12/5/11, an interest rate of 0.47% and repurchase proceeds of EUR 13,699,471, collateralized by EUR 12,520,000 Government of France 3.75%, due 4/25/17 and a market value, including accrued interest, of $18,950,408.	EUR	13,694	$18,948,042
Citibank:
Dated 10/12/11 with an interest rate of 0.80%, collateralized by $7,000,000 Turkey Government Bond 6.75%, due 5/30/40 and a market value, including accrued interest, of $7,842,188.(11)		$7,663	7,662,900
Dated 10/12/11 with an interest rate of 0.80%, collateralized by $8,000,000 Turkey Government Bond 7.50%, due 7/14/17 and a market value, including accrued interest, of $9,494,333.(11)		$9,354	9,354,400
Dated 10/12/11 with an interest rate of 0.80%, collateralized by $9,000,000 Turkey Government Bond 7.00%, due 6/5/20 and a market value, including accrued interest, of $10,646,250.(11)		$10,422	10,422,000
Dated 10/12/11 with an interest rate of 0.80%, collateralized by $9,500,000 Turkey Government Bond 6.875%, due 3/17/36 and a market value, including accrued interest, of $10,673,000.(11)		$10,405	10,405,350
Dated 10/12/11 with an interest rate of 0.80%, collateralized by $10,000,000 Turkey Government Bond 7.375%, due 2/5/25 and a market value, including accrued interest, of $12,051,181.(11)		$11,820	11,820,000
Dated 10/25/11 with a maturity date of 11/28/11, an interest rate of 0.68% and repurchase proceeds of EUR 56,048,800, collateralized by EUR 57,600,000 Belgium Kingdom Government Bond 3.75%, due 9/28/20 and a market value, including accrued interest, of $77,400,560.	EUR	56,016	77,509,340
Dated 10/25/11 with a maturity date of 1/30/12, an interest rate of 1.00% and repurchase proceeds of EUR 14,663,188, collateralized by EUR 15,000,000 Spain Government Bond 4.60%, due 7/30/19 and a market value, including accrued interest, of $20,235,421.	EUR	14,625	20,236,613

See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2011

Consolidated Portfolio of Investments — continued

		Principal
		Amount
Description		(000’s omitted)	Value

Citibank: (continued)

Dated 10/27/11 with a maturity date of 11/25/11, an interest rate of 0.48% and repurchase proceeds of EUR 49,453,695, collateralized by EUR 48,350,000 Government of France 4.00%, due 10/25/38 and a market value, including accrued interest, of $68,206,758.	EUR	49,438	$68,407,188
Dated 10/31/11 with a maturity date of 12/5/11, an interest rate of 0.48% and repurchase proceeds of EUR 47,565,886, collateralized by EUR 43,520,000 Government of France 3.75%, due 4/25/17 and a market value, including accrual interest, of $65,872,343.	EUR	47,546	65,788,847
JPMorgan Chase Bank:
Dated 9/28/11 with a maturity date of 8/30/12, an interest rate of 0.50% and repurchase proceeds of $11,510,307, collateralized by $9,000,000 Indonesia Government Bond 7.75%, due 1/17/38 and a market value, including accrued interest, of $12,486,500.		$11,457	11,457,000
Dated 10/27/11 with an interest rate of 0.40%, collateralized by $10,000,000 Brazil Government Bond 5.875%, due 1/15/19 and a market value, including accrued interest, of $11,947,986.(11)		$11,920	11,920,000

Total Repurchase Agreements
(identified cost $597,171,540)			$588,833,518

Other Securities — 6.3%

		Interest
Description		(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(12)	$ 503,896		$503,896,260

Total Other Securities
(identified cost $503,896,260)			$503,896,260

Total Short-Term Investments
(identified cost $4,037,008,759)			$3,966,229,131

Total Investments — 101.1%
(identified cost $8,116,555,373)			$8,130,271,035

Other Assets, Less Liabilities — (1.1)%			$(92,093,511)

Net Assets — 100.0%			$8,038,177,524

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

JPMCC	- JPMorgan Chase Commercial Mortgage Securities Corp.
MLMT	- Merrill Lynch Mortgage Trust
WBCMT	- Wachovia Bank Commercial Mortgage Trust
BRL	- Brazilian Real
CLP	- Chilean Peso
CRC	- Costa Rican Colon
DOP	- Dominican Peso
EUR	- Euro
GHS	- Ghanaian Cedi
HKD	- Hong Kong Dollar
IDR	- Indonesian Rupiah
ILS	- Israeli Shekel
ISK	- Icelandic Krona
KRW	- South Korean Won
KZT	- Kazak Tenge
LBP	- Lebanese Pound
LKR	- Sri Lankan Rupee
MXN	- Mexican Peso
MYR	- Malaysian Ringgit
PHP	- Philippine Peso
PLN	- Polish Zloty
RON	- Romanian Leu
RSD	- Serbian Dinar
TRY	- New Turkish Lira
TWD	- New Taiwan Dollar
USD	- United States Dollar
UYU	- Uruguayan Peso
ZAR	- South African Rand
ZMK	- Zambian Kwacha

(1)	Amount is less than 0.05%.

(2)	Security exempt from registration under Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2011, the aggregate value of these securities is $80,487,648 or 1.0% of the Portfolio’s net assets.

(3)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(4)	Represents a structured security whose market value and interest rate are linked to the performance of the underlying security.

(5)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(6)	Floating-rate security.

(7)	Weighted average fixed-rate coupon that changes/updates monthly.

See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2011

Consolidated Portfolio of Investments — continued

(8)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2011.

(9)	Security (or a portion thereof) has been pledged to cover collateral requirements on open financial contracts.

(10)	Non-income producing.

(11)	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

(12)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2011.

Securities Sold Short
Foreign Government Bonds

	Principal
	Amount
Security	(000’s omitted)		Value

Belarus

Republic of Belarus, 8.75%, 8/3/15(5)		$ (23,337)	$(19,836,450)

Total Belarus			$(19,836,450)

Belgium

Belgium Kingdom Government Bond, 3.75%, 9/28/20	EUR	(57,600)	$(77,122,152)

Total Belgium			$(77,122,152)

France

Government of France, 3.75%, 4/25/17	EUR	(109,140)	$(162,247,551)
Government of France, 4.00%, 10/25/38	EUR	(161,480)	(227,626,472)

Total France			$(389,874,023)

Spain

Spain Government Bond, 4.60%, 7/30/19	EUR	(15,000)	$(19,989,539)

Total Spain			$(19,989,539)

Total Foreign Government Bonds
(proceeds $516,561,103)			$(506,822,164)

Total Securities Sold Short
(proceeds $516,561,103)			$(506,822,164)

See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2011

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2011

Investments —
Securities of unaffiliated issuers, at value (identified cost, $7,139,057,632)	$7,142,053,537
Affiliated investment, at value (identified cost, $503,896,260)	503,896,260
Precious metals, at value (identified cost, $473,601,481)	484,321,238

Total Investments, at value (identified cost, $8,116,555,373)	$8,130,271,035

Cash	$5,941,611
Foreign currency — Yuan Renminbi, at value (identified cost, $325,058,518)	329,302,947
Interest receivable	31,888,297
Interest receivable from affiliated investment	27,408
Receivable for investments sold	217,350,448
Receivable for open forward commodity contracts	4,596,814
Receivable for open forward foreign currency exchange contracts	88,583,781
Receivable for closed forward foreign currency exchange contracts	10,889,070
Receivable for open swap contracts	74,691,519
Receivable for closed options	17,733
Premium paid on open swap contracts	84,538,553

Total assets	$8,978,099,216

Liabilities

Payable for investments purchased	$330,070,980
Payable for securities sold short, at value (proceeds, $516,561,103)	506,822,164
Payable for variation margin on open futures contracts	3,103,204
Payable for open forward commodity contracts	19,305,211
Payable for open forward foreign currency exchange contracts	34,713,323
Payable for closed forward foreign currency exchange contracts	375,236
Payable for open swap contracts	25,576,673
Premium received on open swap contracts	2,961,929
Due to custodian - foreign currency at value (identified cost, $7,594,577)	7,518,513
Payable to affiliates:
Investment adviser fee	3,536,003
Trustees’ fees	4,208
Interest payable for securities sold short	4,199,292
Accrued expenses	1,734,956

Total liabilities	$939,921,692

Net Assets applicable to investors’ interest in Portfolio	$8,038,177,524

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$7,931,640,068
Net unrealized appreciation	106,537,456

Total	$8,038,177,524

See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2011

Consolidated Statement of Operations

Year Ended
Investment Income	October 31, 2011

Interest (net of foreign taxes, $6,145,537)	$352,276,016
Interest allocated from affiliated investment	317,324
Expenses allocated from affiliated investment	(36,939)

Total investment income	$352,556,401

Expenses

Investment adviser fee	$45,725,344
Trustees’ fees and expenses	50,500
Custodian fee	10,172,769
Legal and accounting services	505,020
Interest expense on securities sold short	9,577,998
Miscellaneous	272,241

Total expenses	$66,303,872

Deduct —
Reduction of custodian fee	$10,319

Total expense reductions	$10,319

Net expenses	$66,293,553

Net investment income	$286,262,848

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$122,220,581
Investment transactions allocated from affiliated investment	5,616
Written options	2,747,574
Securities sold short	(3,353,739)
Futures contracts	(109,665,101)
Swap contracts	6,906,237
Forward commodity contracts	(22,341,986)
Foreign currency and forward foreign currency exchange contract transactions	(160,041,212)

Net realized loss	$(163,522,030)

Change in unrealized appreciation (depreciation) —
Investments (including net increase of $5,326,455 from precious metals)	$(259,244,276)
Securities sold short	15,084,560
Futures contracts	(5,164,940)
Swap contracts	59,550,446
Forward commodity contracts	(14,708,397)
Foreign currency and forward foreign currency exchange contracts	156,337,083

Net change in unrealized appreciation (depreciation)	$(48,145,524)

Net realized and unrealized loss	$(211,667,554)

Net increase in net assets from operations	$74,595,294

See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2011

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$286,262,848	$126,681,628
Net realized loss from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	(163,522,030)	(35,049,061)
Net change in unrealized appreciation (depreciation) from investments, securities sold short, futures contracts, swap contracts, written options, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	(48,145,524)	108,105,228

Net increase in net assets from operations	$74,595,294	$199,737,795

Capital transactions —
Contributions	$743,671,640	$7,587,790,195
Withdrawals	(1,787,114,297)	(99,529,088)

Net increase (decrease) in net assets from capital transactions	$(1,043,442,657)	$7,488,261,107

Net increase (decrease) in net assets	$(968,847,363)	$7,687,998,902

Net Assets

At beginning of year	$9,007,024,887	$1,319,025,985

At end of year	$8,038,177,524	$9,007,024,887

See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2011

Consolidated Supplementary Data

	Year Ended October 31,

Ratios/Supplemental Data	2011	2010	2009	2008	2007

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.75%	0.57%	0.72%	0.63%	0.67%
Net investment income	3.22%	2.67%	4.93%	5.25%	5.16%
Portfolio Turnover	33%	19%	25%	26%	45%

Total Return	0.79%	5.31%	12.10%	2.97%	10.34%

Net assets, end of year (000’s omitted)	$8,038,178	$9,007,025	$1,319,026	$845,021	$688,393

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2011

Notes to Consolidated Financial Statements

1 Significant Accounting Policies

Global Macro Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. Total return is defined as income plus capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2011, Eaton Vance Global Macro Absolute Return Fund, Eaton Vance Strategic Income Fund, Eaton Vance International (Cayman Islands) Strategic Income Fund and Eaton Vance Multi-Strategy Absolute Return Fund held an interest of 80.9%, 14.7%, 2.9% and 1.2%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GMP Commodity Subsidiary, Ltd., (the Subsidiary) a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2011 were $533,242,731 or 6.6% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned, fixed-rate 30-year mortgage-backed securities as noted below) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed-rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued based on the price of the underlying futures or forward contract provided by the exchange on which the underlying instruments are traded or if unavailable, based on forward rates provided by broker/dealers. Interest rate swaps, cross-currency swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by the counterparty, so determined using the same techniques as those employed by the pricing service. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

Global Macro Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, commodity or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

Global Macro Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

J Forward Foreign Currency Exchange and Forward Commodity Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Unrealized and realized gains and losses on forward commodity contracts, which are entered into for the purchase or sale of a specific commodity at a fixed price on a future date, are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar.

K Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

M Interest Rate Swaps — Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

N Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

O Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation

Global Macro Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 8. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

P Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into an interest rate swap, at preset terms, with the seller on the expiration date of the contract. The Portfolio pays a premium to the writer, which is recorded as an investment and subsequently marked to market to reflect the current value of the swaption. Premiums paid for swaptions that expire are treated as realized losses. Premiums paid for swaptions that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying swap transaction to determine the realized gain or loss. The writer of the swaption bears the risk of unfavorable changes in the preset rate of the underlying interest rate swap. The Portfolio’s risk is limited to the premium paid.

Q Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked to market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

R Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. Until the security is replaced, the Portfolio is required to repay the lender any interest, which accrues during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest payable on securities sold short is recorded as an expense.

2 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.615% of its respective average daily net assets up to $500 million, 0.595% from $500 million up to $1 billion, 0.575% from $1 billion up to $1.5 billion, 0.555% from $1.5 billion up to $2 billion, 0.520% from $2 billion up to $3 billion, and 0.490% of average daily net assets of $3 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2011, the Portfolio’s investment adviser fee totaled $45,725,344 or 0.51% of the Portfolio’s consolidated average daily net assets.

During the year ended October 31, 2011, BMR reimbursed the Portfolio $2,174 for a trading error. The effect of the loss incurred and the reimbursement by BMR of such amount had no impact on total return.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

Global Macro Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and securities sold short, for the year ended October 31, 2011 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$1,541,683,039	$147,902,422
U.S. Government and Agency Securities	40,542,031	1,186,761,200

	$1,582,225,070	$1,334,663,622

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$8,144,068,424

Gross unrealized appreciation	$169,907,119
Gross unrealized depreciation	(183,704,508)

Net unrealized depreciation	$(13,797,389)

The net unrealized appreciation on securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts at October 31, 2011 on a federal income tax basis was $8,917,764.

5 Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward commodity contracts, forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2011 is as follows:

Forward Commodity Contracts(1)
Sales
				Net Unrealized
				Appreciation
Settlement Date	Deliver	In Exchange For	Counterparty	(Depreciation)

12/28/11	Gold 38,270 Troy Ounces	United States Dollar 70,363,884	Citigroup Global Markets	$4,596,814
2/29/12	Gold 29,799 Troy Ounces	United States Dollar 49,302,180	Citigroup Global Markets	(1,920,841)
4/26/12	Gold 61,122 Troy Ounces	United States Dollar 87,719,489	Citigroup Global Markets	(17,384,370)

				$(14,708,397)

(1)	Non-deliverable contracts that are settled with the counterparty in cash.

Global Macro Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts
Sales
				Net Unrealized
				Appreciation
Settlement Date	Deliver	In Exchange For	Counterparty	(Depreciation)

11/1/11	New Turkish Lira 3,279,050	United States Dollar 1,865,216	Nomura International PLC	$10,969
11/2/11	Israeli Shekel 10,028,000	United States Dollar 2,742,888	Barclays Bank PLC	(23,456)
11/2/11	Israeli Shekel 72,366,000	United States Dollar 20,416,420	Deutsche Bank	453,385
11/2/11	Israeli Shekel 39,200,000	United States Dollar 10,593,163	Deutsche Bank	(220,630)
11/7/11	Croatian Kuna 48,783,910	Euro 6,474,308	Barclays Bank PLC	(42,862)
11/7/11	Japanese Yen 6,004,300,000	United States Dollar 78,246,195	Goldman Sachs, Inc.	1,438,296
11/9/11	New Taiwan Dollar 658,896,000	United States Dollar 22,720,552	Bank of America	701,792
11/9/11	Romanian Leu 60,708,000	Euro 14,018,705	Standard Bank	52,416
11/10/11	New Taiwan Dollar 553,716,000	United States Dollar 19,149,784	Bank of America	646,449
11/10/11	New Taiwan Dollar 591,680,000	United States Dollar 20,466,275	Barclays Bank PLC	694,310
11/10/11	New Taiwan Dollar 553,716,000	United States Dollar 19,149,784	Credit Suisse	646,449
11/16/11	South African Rand 641,863,811	United States Dollar 86,492,900	Credit Suisse	5,776,770
11/17/11	Croatian Kuna 70,888,442	Euro 9,442,979	Barclays Bank PLC	(966)
11/18/11	Croatian Kuna 32,471,000	Euro 4,322,263	Credit Suisse	(4,240)
11/21/11	New Taiwan Dollar 945,938,000	United States Dollar 32,120,136	Citigroup Global Markets	520,509
11/21/11	New Taiwan Dollar 783,037,000	United States Dollar 26,588,693	Credit Suisse	430,871
11/21/11	New Taiwan Dollar 886,646,000	United States Dollar 30,926,994	Deutsche Bank	1,308,052
11/21/11	New Taiwan Dollar 946,025,000	United States Dollar 32,117,637	Standard Chartered Bank	515,104
11/22/11	Euro 293,010,526	United States Dollar 401,235,428	HSBC Bank USA	(4,121,189)
11/22/11	Euro 275,920,990	United States Dollar 378,011,756	Nomura International PLC	(3,702,856)
11/29/11	South African Rand 269,403,398	United States Dollar 36,847,537	Goldman Sachs, Inc.	3,034,918
11/30/11	New Taiwan Dollar 850,375,000	United States Dollar 28,085,574	Credit Suisse	(314,030)
11/30/11	New Taiwan Dollar 637,465,000	United States Dollar 22,107,335	Deutsche Bank	818,194

Global Macro Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Sales
				Net Unrealized
				Appreciation
Settlement Date	Deliver	In Exchange For	Counterparty	(Depreciation)

11/30/11	New Taiwan Dollar 850,375,000	United States Dollar 28,071,667	Goldman Sachs, Inc.	$(327,937)
11/30/11	New Taiwan Dollar 226,518,000	United States Dollar 7,483,745	Nomura International PLC	(81,178)
11/30/11	New Taiwan Dollar 640,000,000	United States Dollar 21,120,021	Standard Chartered Bank	(253,780)
11/30/11	New Taiwan Dollar 764,952,000	United States Dollar 25,250,107	Standard Chartered Bank	(296,661)
12/1/11	Malaysian Ringgit 97,246,000	United States Dollar 32,446,698	Citigroup Global Markets	887,052
12/1/11	Malaysian Ringgit 82,640,000	United States Dollar 27,579,762	Deutsche Bank	760,262
12/1/11	Malaysian Ringgit 97,245,000	United States Dollar 32,447,447	HSBC Bank USA	888,126
12/5/11	Euro 130,122,700	United States Dollar 184,117,765	Standard Chartered Bank	4,124,441
12/5/11	Euro 129,174,300	United States Dollar 182,781,635	State Street Bank and Trust Co.	4,100,193
12/5/11	New Taiwan Dollar 469,086,000	United States Dollar 15,422,851	Barclays Bank PLC	(244,276)
12/5/11	New Taiwan Dollar 541,734,000	United States Dollar 17,808,481	Standard Chartered Bank	(285,035)
12/8/11	Euro 119,894,060	United States Dollar 166,342,817	Bank of America	500,931
12/15/11	South African Rand 617,914,707	United States Dollar 83,242,137	Standard Bank	5,870,239
12/19/11	Croatian Kuna 94,815,000	Euro 12,593,975	Deutsche Bank	11,364
12/19/11	New Taiwan Dollar 573,284,000	United States Dollar 19,071,958	Bank of America	(87,903)
12/19/11	New Taiwan Dollar 624,037,000	United States Dollar 20,752,120	Bank of America	(103,969)
12/19/11	New Taiwan Dollar 556,693,000	United States Dollar 18,516,315	Barclays Bank PLC	(89,055)
12/19/11	New Taiwan Dollar 626,726,000	United States Dollar 20,856,801	Barclays Bank PLC	(89,158)
12/19/11	New Taiwan Dollar 573,284,000	United States Dollar 19,075,131	Standard Chartered Bank	(84,730)
12/19/11	New Taiwan Dollar 671,098,000	United States Dollar 22,317,116	Standard Chartered Bank	(111,810)
12/22/11	South African Rand 391,770,228	United States Dollar 50,572,531	Goldman Sachs, Inc.	1,567,409
12/30/11	South African Rand 904,189,530	United States Dollar 115,856,380	Standard Chartered Bank	2,886,702
1/6/12	Malaysian Ringgit 69,036,000	United States Dollar 22,482,170	Nomura International PLC	110,014

Global Macro Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Sales
				Net Unrealized
				Appreciation
Settlement Date	Deliver	In Exchange For	Counterparty	(Depreciation)

1/6/12	Malaysian Ringgit 60,964,000	United States Dollar 19,853,454	Standard Chartered Bank	$97,151
1/17/12	Israeli Shekel 101,115,776	United States Dollar 27,280,663	JPMorgan Chase Bank	(549,929)
1/20/12	Sri Lankan Rupee 1,357,000,000	United States Dollar 12,056,864	Standard Chartered Bank	(90,480)
1/23/12	Croatian Kuna 101,834,000	Euro 13,480,805	Barclays Bank PLC	27,505
1/25/12	New Turkish Lira 119,300,000	United States Dollar 69,067,331	Deutsche Bank	2,859,819
1/27/12	Euro 67,367,000	United States Dollar 93,784,969	Deutsche Bank	620,584
1/27/12	Euro 7,150,000	United States Dollar 8,815,950	Deutsche Bank	(1,072,056)
1/27/12	Euro 24,280,000	United States Dollar 30,267,448	Deutsche Bank	(3,310,287)
1/27/12	Euro 26,610,000	United States Dollar 32,703,690	Deutsche Bank	(4,096,291)
1/30/12	Russian Ruble 809,460,000	United States Dollar 26,356,928	Barclays Bank PLC	45,299
1/30/12	Russian Ruble 232,381,000	United States Dollar 7,558,949	Citigroup Global Markets	5,367
1/30/12	Russian Ruble 178,159,000	United States Dollar 5,797,559	Standard Chartered Bank	6,472
2/17/12	Sri Lankan Rupee 600,000,000	United States Dollar 5,302,696	HSBC Bank USA	(44,898)
2/23/12	Croatian Kuna 48,066,000	Euro 6,360,461	Barclays Bank PLC	37,104
2/29/12	Israeli Shekel 169,646,000	United States Dollar 46,389,390	Deutsche Bank	(261,126)
3/9/12	Sri Lankan Rupee 1,287,380,000	United States Dollar 11,453,559	Standard Chartered Bank	15,265
3/16/12	Sri Lankan Rupee 545,550,000	United States Dollar 4,823,607	Standard Chartered Bank	(18,552)
3/23/12	Sri Lankan Rupee 1,911,190,000	United States Dollar 16,950,687	HSBC Bank USA	5,010
3/26/12	Croatian Kuna 55,816,700	Euro 7,340,053	Deutsche Bank	10,502
4/3/12	Brazilian Real 90,585,000	United States Dollar 54,000,000	Bank of America	2,816,250
4/3/12	Brazilian Real 137,214,000	United States Dollar 81,529,412	Deutsche Bank	3,998,617
4/3/12	Brazilian Real 152,427,000	United States Dollar 90,622,473	Nomura International PLC	4,495,792
4/3/12	Brazilian Real 44,140,000	United States Dollar 26,598,373	Standard Bank	1,657,702

Global Macro Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Sales
				Net Unrealized
				Appreciation
Settlement Date	Deliver	In Exchange For	Counterparty	(Depreciation)

4/3/12	Brazilian Real 88,683,000	United States Dollar 52,850,417	Standard Chartered Bank	$2,741,365
4/25/12	Croatian Kuna 160,546,300	Euro 21,074,600	Deutsche Bank	61,403
4/27/12	Russian Ruble 247,873,000	United States Dollar 7,961,233	Barclays Bank PLC	12,855
4/27/12	Russian Ruble 456,863,000	United States Dollar 14,673,615	Credit Suisse	23,694
4/27/12	Russian Ruble 515,264,000	United States Dollar 16,545,953	Standard Chartered Bank	23,326
4/27/12	Sri Lankan Rupee 1,269,800,000	United States Dollar 11,217,314	Standard Chartered Bank	16,491
5/11/12	Sri Lankan Rupee 272,010,000	United States Dollar 2,413,576	Standard Chartered Bank	17,660
5/30/12	Croatian Kuna 53,247,000	Euro 6,956,755	Credit Suisse	5,422
7/13/12	Sri Lankan Rupee 1,773,550,000	United States Dollar 15,736,912	Standard Chartered Bank	192,499
7/30/12	Russian Ruble 244,581,000	United States Dollar 7,746,033	Citigroup Global Markets	13,497
7/30/12	Russian Ruble 434,940,000	United States Dollar 13,774,822	Credit Suisse	24,003
7/30/12	Russian Ruble 540,479,000	United States Dollar 17,118,535	Nomura International PLC	31,053
10/29/12	Russian Ruble 459,950,000	United States Dollar 14,363,338	Deutsche Bank	16,974
10/29/12	Russian Ruble 530,022,000	United States Dollar 16,547,674	HSBC Bank USA	15,684
10/29/12	Russian Ruble 230,028,000	United States Dollar 7,181,642	Standard Chartered Bank	6,807
11/7/12	New Turkish Lira 32,000,000	United States Dollar 16,304,071	Barclays Bank PLC	(463,074)
11/7/12	New Turkish Lira 50,000,000	United States Dollar 25,477,707	JPMorgan Chase Bank	(720,957)

				$37,543,018

Purchases
				Net Unrealized
				Appreciation
Settlement Date	In Exchange For	Deliver	Counterparty	(Depreciation)

11/1/11	New Turkish Lira 136,180,380	United States Dollar 77,943,673	BNP Paribas SA	$(935,994)
11/1/11	Ugandan Shilling 16,091,409,900	United States Dollar 6,133,893	Citigroup Global Markets	91,025

Global Macro Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Purchases
				Net Unrealized
				Appreciation
Settlement Date	In Exchange For	Deliver	Counterparty	(Depreciation)

11/1/11	Ugandan Shilling 7,809,445,000	United States Dollar 2,844,473	Standard Chartered Bank	$176,588
11/1/11	Ugandan Shilling 6,215,735,700	United States Dollar 2,376,046	Standard Chartered Bank	28,494
11/2/11	Israeli Shekel 121,594,000	United States Dollar 33,424,458	Bank of America	118,714
11/2/11	New Turkish Lira 38,067,870	United States Dollar 21,657,479	Credit Suisse	(135,584)
11/2/11	New Turkish Lira 3,279,050	United States Dollar 1,864,792	Nomura International PLC	(10,962)
11/3/11	Ghanaian Cedi 21,907,378	United States Dollar 14,165,780	Standard Bank	(443,092)
11/3/11	Swedish Krona 88,126,000	Euro 9,642,849	Nomura International PLC	178,144
11/3/11	Swedish Krona 457,877,400	Euro 49,523,817	Standard Chartered Bank	1,724,887
11/7/11	Polish Zloty 56,552,678	Croatian Kuna 96,727,700	Deutsche Bank	(74,531)
11/7/11	Polish Zloty 130,149,292	Euro 29,464,873	Bank of America	132,311
11/7/11	Serbian Dinar 782,782,000	Euro 7,615,352	Citigroup Global Markets	176,692
11/8/11	Indonesian Rupiah 134,865,487,000	United States Dollar 15,838,577	Bank of America	(610,552)
11/8/11	Indonesian Rupiah 121,479,054,000	United States Dollar 14,259,779	Barclays Bank PLC	(543,251)
11/8/11	Indonesian Rupiah 121,479,054,000	United States Dollar 14,262,290	BNP Paribas SA	(545,762)
11/8/11	Indonesian Rupiah 134,962,918,000	United States Dollar 15,850,020	Citigroup Global Markets	(610,993)
11/8/11	Indonesian Rupiah 134,865,487,000	United States Dollar 15,838,577	Credit Suisse	(610,552)
11/9/11	Indian Rupee 74,000,000	United States Dollar 1,598,901	Nomura International PLC	(81,818)
11/9/11	Singapore Dollar 116,008,000	United States Dollar 96,064,922	Goldman Sachs, Inc.	(3,613,707)
11/10/11	Ghanaian Cedi 7,720,000	United States Dollar 4,988,047	Barclays Bank PLC	(161,478)
11/10/11	Ghanaian Cedi 7,625,000	United States Dollar 4,935,275	Barclays Bank PLC	(168,101)
11/10/11	Ghanaian Cedi 1,339,000	United States Dollar 816,065	Standard Chartered Bank	21,082
11/10/11	New Turkish Lira 6,580,126	United States Dollar 3,719,903	Bank of America	(6,464)
11/14/11	Ghanaian Cedi 8,916,500	United States Dollar 5,431,922	Citigroup Global Markets	136,644

Global Macro Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Purchases
				Net Unrealized
				Appreciation
Settlement Date	In Exchange For	Deliver	Counterparty	(Depreciation)

11/14/11	Ghanaian Cedi 11,436,300	United States Dollar 7,006,249	Citigroup Global Markets	$135,993
11/14/11	Indian Rupee 429,800,000	United States Dollar 9,249,475	Goldman Sachs, Inc.	(448,771)
11/14/11	South Korean Won 15,664,000,000	United States Dollar 13,248,192	Credit Suisse	846,758
11/14/11	South Korean Won 32,614,000,000	United States Dollar 27,584,049	Standard Chartered Bank	1,763,034
11/14/11	South Korean Won 32,280,000,000	United States Dollar 27,302,715	State Street Bank and Trust Co.	1,743,824
11/14/11	Yuan Renminbi 64,457,000	United States Dollar 10,125,833	Goldman Sachs, Inc.	17,943
11/15/11	Indonesian Rupiah 114,270,000,000	United States Dollar 13,268,695	Citigroup Global Markets	(372,786)
11/15/11	Indonesian Rupiah 161,172,146,000	United States Dollar 18,764,949	Credit Suisse	(575,912)
11/15/11	Indonesian Rupiah 51,705,000,000	United States Dollar 6,011,510	Deutsche Bank	(176,357)
11/15/11	Indonesian Rupiah 181,040,829,999	United States Dollar 21,083,129	Nomura International PLC	(651,818)
11/15/11	Serbian Dinar 93,800,000	Euro 908,880	Standard Bank	23,818
11/15/11	South Korean Won 26,063,666,000	United States Dollar 22,261,416	BNP Paribas SA	1,185,988
11/15/11	South Korean Won 28,131,275,000	United States Dollar 24,069,952	Goldman Sachs, Inc.	1,237,516
11/15/11	South Korean Won 26,048,797,000	United States Dollar 22,243,967	HSBC Bank USA	1,190,062
11/15/11	South Korean Won 31,854,762,000	United States Dollar 27,206,527	Standard Chartered Bank	1,450,666
11/17/11	Ghanaian Cedi 15,370,000	United States Dollar 9,862,047	JPMorgan Chase Bank	(270,933)
11/18/11	New Turkish Lira 26,000,000	United States Dollar 14,442,439	Standard Bank	204,173
11/18/11	Zambian Kwacha 7,979,200,000	United States Dollar 1,583,175	Citigroup Global Markets	28,755
11/21/11	Indian Rupee 1,251,910,000	United States Dollar 24,870,572	Bank of America	720,480
11/21/11	Indian Rupee 99,700,000	United States Dollar 2,029,620	Standard Chartered Bank	8,408
11/21/11	Philippine Peso 950,200,000	United States Dollar 21,985,701	BNP Paribas SA	326,010
11/21/11	Polish Zloty 229,923,945	Euro 53,358,384	Standard Chartered Bank	(1,674,643)
11/21/11	Swedish Krona 1,059,481,100	Euro 115,643,045	Nomura International PLC	2,410,464

Global Macro Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Purchases
				Net Unrealized
				Appreciation
Settlement Date	In Exchange For	Deliver	Counterparty	(Depreciation)

11/25/11	Ghanaian Cedi 11,436,300	United States Dollar 7,132,086	Standard Bank	$(11,124)
11/25/11	Indonesian Rupiah 175,671,750,000	United States Dollar 19,771,722	BNP Paribas SA	39,131
11/25/11	Indonesian Rupiah 170,338,000,000	United States Dollar 19,160,630	Citigroup Global Markets	48,726
11/25/11	Indonesian Rupiah 174,647,500,000	United States Dollar 19,656,443	Credit Suisse	38,903
11/25/11	Indonesian Rupiah 218,145,000,000	United States Dollar 23,197,044	HSBC Bank USA	1,403,602
11/25/11	Indonesian Rupiah 174,647,500,000	United States Dollar 19,656,443	Standard Chartered Bank	38,903
11/28/11	Yuan Renminbi 143,549,870	United States Dollar 22,105,000	Barclays Bank PLC	488,162
11/28/11	Yuan Renminbi 127,366,950	United States Dollar 19,610,000	Deutsche Bank	436,149
11/28/11	Yuan Renminbi 153,999,533	United States Dollar 23,705,000	JPMorgan Chase Bank	532,823
11/28/11	Yuan Renminbi 124,768,950	United States Dollar 19,210,000	Standard Chartered Bank	427,253
11/30/11	Indian Rupee 1,172,094,000	United States Dollar 23,474,839	BNP Paribas SA	432,599
11/30/11	Indian Rupee 1,048,624,000	United States Dollar 20,997,761	Citigroup Global Markets	391,234
11/30/11	Indian Rupee 1,247,657,000	United States Dollar 24,983,220	Goldman Sachs, Inc.	465,491
11/30/11	Indian Rupee 1,371,025,000	United States Dollar 27,456,303	Standard Chartered Bank	508,770
11/30/11	Indian Rupee 99,600,000	United States Dollar 2,008,065	Standard Chartered Bank	23,497
11/30/11	Norwegian Krone 420,740,075	Euro 54,632,699	Nomura International PLC	(130,905)
12/1/11	Georgian Lari 905,150	United States Dollar 500,000	Liberty Capital	47,174
12/1/11	Georgian Lari 904,068	United States Dollar 500,000	Liberty Capital	46,520
12/1/11	Norwegian Krone 285,826,000	Euro 37,178,408	Credit Suisse	(179,750)
12/1/11	South Korean Won 32,800,400,000	United States Dollar 28,948,767	Credit Suisse	449,122
12/1/11	South Korean Won 32,800,400,000	United States Dollar 28,966,662	Goldman Sachs, Inc.	431,226
12/1/11	South Korean Won 27,209,300,000	United States Dollar 24,029,055	Nomura International PLC	357,720
12/5/11	Serbian Dinar 1,693,479,000	Euro 16,377,940	JPMorgan Chase Bank	366,775

Global Macro Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Purchases
				Net Unrealized
				Appreciation
Settlement Date	In Exchange For	Deliver	Counterparty	(Depreciation)

12/7/11	Philippine Peso 743,990,000	United States Dollar 17,643,892	Deutsche Bank	$(160,357)
12/8/11	Ghanaian Cedi 3,732,000	United States Dollar 2,259,080	Citigroup Global Markets	57,170
12/12/11	Singapore Dollar 102,532,000	United States Dollar 81,162,036	Standard Chartered Bank	549,953
12/13/11	Indian Rupee 879,551,000	United States Dollar 17,787,285	Goldman Sachs, Inc.	114,328
12/13/11	Indian Rupee 1,169,553,000	United States Dollar 23,649,645	Nomura International PLC	154,415
12/13/11	Indian Rupee 1,150,850,000	United States Dollar 23,280,865	State Street Bank and Trust Co.	142,531
12/22/11	Indonesian Rupiah 84,422,827,000	United States Dollar 9,349,150	Bank of America	143,093
12/22/11	Indonesian Rupiah 91,496,173,000	United States Dollar 10,132,467	Barclays Bank PLC	155,082
12/22/11	Indonesian Rupiah 140,329,000,000	United States Dollar 15,623,358	Citigroup Global Markets	154,804
12/22/11	Indonesian Rupiah 150,352,000,000	United States Dollar 16,287,726	HSBC Bank USA	617,391
12/30/11	New Turkish Lira 30,525,880	South African Rand 133,886,510	Credit Suisse	309,314
1/12/12	Ghanaian Cedi 15,430,000	United States Dollar 9,454,657	Standard Bank	35,121
1/17/12	Yuan Renminbi 50,000,000	United States Dollar 7,908,890	Citigroup Global Markets	(47,419)
1/19/12	Yuan Renminbi 48,750,000	United States Dollar 7,701,422	Barclays Bank PLC	(36,769)
1/30/12	Yuan Renminbi 116,669,030	United States Dollar 18,066,374	Bank of America	273,055
1/30/12	Yuan Renminbi 131,349,700	United States Dollar 20,363,347	Barclays Bank PLC	283,765
1/30/12	Yuan Renminbi 182,740,000	United States Dollar 28,334,858	Deutsche Bank	390,394
1/30/12	Yuan Renminbi 131,599,030	United States Dollar 20,398,839	Goldman Sachs, Inc.	287,466
3/1/12	Georgian Lari 902,850	United States Dollar 542,350	Liberty Capital	(725)
3/1/12	Georgian Lari 902,850	United States Dollar 500,000	Liberty Capital	41,625
4/24/12	Ugandan Shilling 8,880,890,000	United States Dollar 2,863,879	Citigroup Global Markets	304,307
4/24/12	Ugandan Shilling 8,016,480,000	United States Dollar 2,564,453	Standard Chartered Bank	295,362
4/25/12	Zambian Kwacha 14,148,562,628	United States Dollar 2,629,844	Standard Bank	58,313

Global Macro Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Purchases
				Net Unrealized
				Appreciation
Settlement Date	In Exchange For	Deliver	Counterparty	(Depreciation)

4/26/12	Ugandan Shilling 13,383,235,000	United States Dollar 4,387,946	Barclays Bank PLC	$383,706
4/26/12	Ugandan Shilling 7,886,931,000	United States Dollar 2,581,647	Citigroup Global Markets	230,356
5/9/12	Zambian Kwacha 18,913,400,000	United States Dollar 3,709,965	Standard Bank	(133,504)
5/16/12	Zambian Kwacha 9,612,800,000	United States Dollar 1,890,423	Standard Chartered Bank	(77,153)
5/31/12	Georgian Lari 1,727,100	United States Dollar 1,000,000	Liberty Capital	28,543
6/18/12	Yuan Renminbi 203,360,000	United States Dollar 30,580,451	Goldman Sachs, Inc.	1,360,977
7/25/12	Ugandan Shilling 8,104,390,000	United States Dollar 2,485,399	Standard Chartered Bank	304,534
8/31/12	Georgian Lari 1,690,500	United States Dollar 1,000,000	Liberty Capital	(2,737)
10/25/12	Ugandan Shilling 7,033,680,000	United States Dollar 2,071,288	Standard Chartered Bank	177,230
10/26/12	Ukraine Hryvna 51,500,000	United States Dollar 5,000,000	Deutsche Bank	(20,389)
10/29/12	Ugandan Shilling 12,737,274,000	United States Dollar 4,083,114	Citigroup Global Markets	(24,512)
10/29/12	Ugandan Shilling 12,820,125,000	United States Dollar 4,062,697	Standard Chartered Bank	22,304
10/31/12	Ugandan Shilling 9,550,753,500	United States Dollar 3,088,859	Standard Bank	(50,547)

				$16,327,440

Futures Contracts
					Net Unrealized
Expiration					Appreciation
Month/Year	Contracts	Position	Aggregate Cost	Value	(Depreciation)

12/11	1,138 Euro-Bobl	Long	$192,285,591	$192,642,756	$357,165
12/11	367 Euro-Bobl	Short	(62,024,879)	(62,126,443)	(101,564)
12/11	1,885 Euro-Bund	Long	355,357,219	353,342,950	(2,014,269)
12/11	687 Euro-Buxl	Long	113,333,653	114,471,482	1,137,829
12/11	742 Gold	Short	(122,142,719)	(128,009,840)	(5,867,121)
12/11	154 Japan 10-Year Bond	Short	(281,230,237)	(279,831,670)	1,398,567

Global Macro Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Futures Contracts (continued)
					Net Unrealized
Expiration					Appreciation
Month/Year	Contracts	Position	Aggregate Cost	Value	(Depreciation)

12/11	3,622 U.S. 5-Year Treasury Note	Short	(443,169,268)	$(444,091,156)	$(921,888)
12/11	4,292 U.S. 10-Year Treasury Note	Short	(553,441,845)	(553,936,250)	(494,405)
12/11	1,795 U.S. 30-Year Treasury Bond	Short	(243,476,767)	(249,561,094)	(6,084,327)
1/12	1,583 Platinum	Long	123,765,298	127,241,540	3,476,242

					$(9,113,771)

Euro-Bobl: Medium-term debt securities issued by the Federal Republic of Germany with a term to maturity of 4.5 to 5 years.

Euro-Bund: Long-term debt securities issued by the Federal Republic of Germany with a term to maturity of 8.5 to 10.5 years.

Euro-Buxl: Long-term debt securities issued by the Federal Republic of Germany with a term to maturity of 24 to 35 years.

Japan 10-Year Bond: Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

Interest Rate Swaps
			Portfolio
			Pays/
	Notional		Receives	Floating	Annual		Net Unrealized
	Amount		Floating	Rate	Fixed	Termination	Appreciation
Counterparty	(000’s omitted)		Rate	Index	Rate	Date	(Depreciation)

Bank of America	ILS	15,220	Receives	3-Month ILS TELBOR	4.20%	11/19/14	$(293,066)
Bank of America	ILS	29,000	Receives	3-Month ILS TELBOR	4.54	1/6/15	(656,974)
Bank of America	ZAR	156,596	Receives	3-Month ZAR JIBAR	6.86	11/17/15	(449,184)
Bank of America	ZAR	101,794	Receives	3-Month ZAR JIBAR	7.26	11/16/20	105,427
Bank of America	ZAR	56,604	Receives	3-Month ZAR JIBAR	7.42	11/17/20	(19,487)
Bank of America	ZAR	141,361	Receives	3-Month ZAR JIBAR	7.31	11/19/20	94,668
Barclays Bank PLC	ILS	29,208	Receives	3-Month ILS TELBOR	5.15	3/5/20	(745,218)
Barclays Bank PLC	ILS	29,182	Receives	3-Month ILS TELBOR	5.16	3/8/20	(749,226)
Citigroup Global Markets	ZAR	92,325	Receives	3-Month ZAR JIBAR	7.29	11/19/20	77,896
Deutsche Bank	ZAR	71,965	Receives	3-Month ZAR JIBAR	6.71	11/19/15	(151,213)
Deutsche Bank	ZAR	140,405	Receives	3-Month ZAR JIBAR	7.26	11/16/20	145,417
Deutsche Bank	ZAR	176,815	Receives	3-Month ZAR JIBAR	7.32	11/18/20	94,772
Deutsche Bank	ZAR	85,673	Receives	3-Month ZAR JIBAR	7.27	11/19/20	87,192
Deutsche Bank	ZAR	63,800	Receives	3-Month ZAR JIBAR	7.77	11/26/20	(208,887)
Standard Bank	ZAR	100,000	Receives	3-Month ZAR JIBAR	7.77	11/26/20	(327,409)

							$(2,995,292)

ILS - Israeli Shekel
ZAR - South African Rand

Global Macro Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Sell Protection
						Current
		Notional	Contract			Market		Upfront
		Amount*	Annual			Annual		Payments	Net Unrealized
Reference		(000’s	Fixed		Termination	Fixed	Market	Received	Appreciation
Entity	Counterparty	omitted)	Rate**		Date	Rate***	Value	(Paid)	(Depreciation)

Argentina	Bank of America	$18,980	5.00	%(1)	6/20/13	7.01%	$(479,740)	$(204,843)	$(684,583)
Argentina	Bank of America	19,202	5.00	(1)	6/20/13	7.01	(485,353)	(273,356)	(758,709)
Argentina	Bank of America	19,081	5.00	(1)	6/20/13	7.01	(482,278)	(280,602)	(762,880)
Argentina	Bank of America	37,961	5.00	(1)	6/20/13	7.01	(959,482)	(397,867)	(1,357,349)
Argentina	Bank of America	115,016	5.00	(1)	6/20/13	7.01	(2,907,106)	(528,511)	(3,435,617)
Argentina	Credit Suisse	19,169	5.00	(1)	6/20/13	7.01	(484,509)	(88,084)	(572,593)
Argentina	Credit Suisse	19,361	5.00	(1)	6/20/13	7.01	(489,362)	(148,747)	(638,109)
Argentina	Credit Suisse	18,925	5.00	(1)	6/20/13	7.01	(478,342)	(204,794)	(683,136)
Argentina	Credit Suisse	19,049	5.00	(1)	6/20/13	7.01	(481,476)	(206,136)	(687,612)
Argentina	Deutsche Bank	10,128	5.00	(1)	6/20/13	7.01	(256,002)	(109,544)	(365,546)
Argentina	Deutsche Bank	16,380	5.00	(1)	6/20/13	7.01	(414,015)	(164,820)	(578,835)
Argentina	Deutsche Bank	19,049	5.00	(1)	6/20/13	7.01	(481,476)	(206,136)	(687,612)
Argentina	Deutsche Bank	19,081	5.00	(1)	6/20/13	7.01	(482,274)	(280,602)	(762,876)
Iceland	Barclays Bank PLC	5,000	1.70		3/20/18	2.94	(322,323)	—	(322,323)
Iceland	Credit Suisse	5,000	1.70		3/20/18	2.94	(322,323)	—	(322,323)
Iceland	JPMorgan Chase Bank	6,600	1.75		3/20/18	2.94	(407,460)	—	(407,460)
Iceland	JPMorgan Chase Bank	5,000	2.10		3/20/23	2.94	(318,595)	—	(318,595)
Iceland	JPMorgan Chase Bank	5,000	2.45		3/20/23	2.94	(178,323)	—	(178,323)
South Africa	Bank of America	5,575	1.00	(1)	9/20/15	1.40	(77,071)	70,821	(6,250)
South Africa	Bank of America	5,160	1.00	(1)	12/20/15	1.43	(82,742)	36,086	(46,656)
South Africa	Bank of America	16,990	1.00	(1)	12/20/15	1.43	(272,440)	113,369	(159,071)
South Africa	Barclays Bank PLC	10,000	1.00	(1)	6/20/15	1.36	(115,633)	320,050	204,417
South Africa	Barclays Bank PLC	12,000	1.00	(1)	9/20/15	1.40	(165,892)	345,058	179,166
South Africa	Barclays Bank PLC	7,340	1.00	(1)	12/20/15	1.43	(117,700)	56,999	(60,701)
South Africa	Barclays Bank PLC	12,010	1.00	(1)	12/20/15	1.43	(192,584)	94,053	(98,531)
	Citigroup Global
South Africa	Markets	5,000	1.00	(1)	6/20/15	1.36	(57,817)	106,527	48,710
South Africa	Credit Suisse	10,000	1.00	(1)	6/20/15	1.36	(115,633)	313,655	198,022
South Africa	Credit Suisse	5,000	1.00	(1)	6/20/15	1.36	(57,817)	108,155	50,338
South Africa	Credit Suisse	10,450	1.00	(1)	12/20/15	1.43	(167,569)	182,154	14,585
South Africa	Credit Suisse	7,740	1.00	(1)	12/20/15	1.43	(124,113)	66,072	(58,041)
South Africa	Credit Suisse	16,990	1.00	(1)	12/20/15	1.43	(272,440)	133,240	(139,200)
South Africa	Deutsche Bank	12,500	1.00	(1)	9/20/15	1.40	(172,805)	231,816	59,011
South Africa	Deutsche Bank	5,500	1.00	(1)	9/20/15	1.40	(76,034)	104,957	28,923
South Africa	Deutsche Bank	1,450	1.00	(1)	9/20/15	1.40	(20,045)	24,779	4,734
South Africa	Deutsche Bank	5,575	1.00	(1)	9/20/15	1.40	(77,071)	74,817	(2,254)
South Africa	Deutsche Bank	13,005	1.00	(1)	12/20/15	1.43	(208,539)	101,845	(106,694)
South Africa	Goldman Sachs, Inc.	8,020	1.00	(1)	12/20/15	1.43	(128,603)	68,463	(60,140)
South Africa	Goldman Sachs, Inc.	17,335	1.00	(1)	12/20/15	1.43	(277,973)	142,494	(135,479)
South Africa	JPMorgan Chase Bank	5,000	1.00	(1)	6/20/15	1.36	(57,817)	161,622	103,805
South Africa	JPMorgan Chase Bank	5,000	1.00	(1)	6/20/15	1.36	(57,817)	104,897	47,080

							$(13,326,594)	$(132,113)	$(13,458,707)

Global Macro Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection
		Notional	Contract				Upfront
		Amount	Annual				Payments	Net Unrealized
Reference		(000’s	Fixed		Termination	Market	Received	Appreciation
Entity	Counterparty	omitted)	Rate**		Date	Value	(Paid)	(Depreciation)

Austria	Barclays Bank PLC	$8,800	0.44%		12/20/13	$66,606	$—	$66,606
Austria	Barclays Bank PLC	3,700	1.42		3/20/14	(54,607)	—	(54,607)
Brazil	Bank of America	18,450	1.00	(1)	6/20/20	790,091	(584,291)	205,800
Brazil	Bank of America	11,450	1.00	(1)	6/20/20	490,316	(457,534)	32,782
Brazil	Bank of America	51,475	1.00	(1)	12/20/20	2,387,841	(1,752,870)	634,971
Brazil	Bank of America	22,575	1.00	(1)	12/20/20	1,047,216	(751,944)	295,272
Brazil	Bank of America	7,450	1.00	(1)	12/20/20	345,593	(237,391)	108,202
Brazil	Bank of America	3,600	1.00	(1)	12/20/20	166,998	(104,855)	62,143
Brazil	Barclays Bank PLC	9,000	1.65		9/20/19	(82,908)	—	(82,908)
Brazil	Barclays Bank PLC	47,170	1.00	(1)	12/20/20	2,188,137	(1,643,744)	544,393
Brazil	Citigroup Global Markets	9,440	1.00	(1)	12/20/20	437,906	(304,329)	133,577
Brazil	Credit Suisse	20,000	1.00	(1)	6/20/20	856,467	(679,541)	176,926
Brazil	Credit Suisse	14,225	1.00	(1)	6/20/20	609,149	(671,692)	(62,543)
Brazil	Deutsche Bank	10,600	1.00	(1)	12/20/20	491,716	(230,389)	261,327
Brazil	Deutsche Bank	11,580	1.00	(1)	12/20/20	537,177	(416,438)	120,739
Brazil	HSBC Bank USA	14,225	1.00	(1)	6/20/20	609,148	(643,667)	(34,519)
Brazil	HSBC Bank USA	9,710	1.00	(1)	12/20/20	450,431	(313,033)	137,398
Brazil	Standard Chartered Bank	9,440	1.00	(1)	12/20/20	437,906	(304,329)	133,577
Brazil	Standard Chartered Bank	2,700	1.00	(1)	12/20/20	125,249	(73,297)	51,952
China	Barclays Bank PLC	37,413	1.00	(1)	12/20/16	478,674	(814,280)	(335,606)
China	Credit Suisse	22,200	1.00	(1)	12/20/16	284,034	(477,967)	(193,933)
China	Deutsche Bank	13,655	1.00	(1)	12/20/16	174,706	(261,972)	(87,266)
China	Deutsche Bank	15,969	1.00	(1)	12/20/16	204,312	(347,559)	(143,247)
Colombia	Bank of America	17,400	1.00	(1)	9/20/21	917,421	(772,605)	144,816
Colombia	Goldman Sachs, Inc.	13,390	1.00	(1)	9/20/21	705,992	(584,105)	121,887
Colombia	HSBC Bank USA	38,410	1.00	(1)	9/20/21	2,025,180	(1,638,029)	387,151
Colombia	Morgan Stanley	19,970	1.00	(1)	9/20/21	1,052,924	(886,719)	166,205
Egypt	Bank of America	4,550	1.00	(1)	6/20/15	427,820	(205,083)	222,737
Egypt	Bank of America	7,050	1.00	(1)	9/20/15	715,923	(262,428)	453,495
Egypt	Barclays Bank PLC	7,000	1.00	(1)	6/20/15	658,183	(231,071)	427,112
Egypt	Barclays Bank PLC	4,770	1.00	(1)	6/20/15	448,506	(141,336)	307,170
Egypt	Barclays Bank PLC	9,000	1.00	(1)	9/20/15	913,944	(335,014)	578,930
Egypt	Citigroup Global Markets	5,000	1.00	(1)	6/20/15	470,132	(164,153)	305,979
Egypt	Citigroup Global Markets	3,050	1.00	(1)	12/20/15	331,942	(169,795)	162,147
Egypt	Citigroup Global Markets	4,550	1.00	(1)	6/20/20	1,004,915	(435,680)	569,235
Egypt	Citigroup Global Markets	4,550	1.00	(1)	6/20/20	1,004,915	(457,652)	547,263
Egypt	Credit Suisse	11,000	1.00	(1)	12/20/15	1,197,167	(573,697)	623,470
Egypt	Credit Suisse	5,050	1.00	(1)	12/20/15	549,608	(281,156)	268,452
Egypt	Deutsche Bank	9,540	1.00	(1)	6/20/15	897,011	(279,623)	617,388
Egypt	Deutsche Bank	7,000	1.00	(1)	6/20/15	658,184	(242,233)	415,951
Egypt	Deutsche Bank	4,700	1.00	(1)	6/20/15	441,924	(209,046)	232,878
Egypt	Deutsche Bank	4,550	1.00	(1)	6/20/15	427,820	(209,015)	218,805
Egypt	Deutsche Bank	2,375	1.00	(1)	6/20/15	223,311	(77,972)	145,339
Egypt	Deutsche Bank	1,510	1.00	(1)	6/20/15	141,978	(59,716)	82,262

Global Macro Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
		Notional	Contract				Upfront
		Amount	Annual				Payments	Net Unrealized
Reference		(000’s	Fixed		Termination	Market	Received	Appreciation
Entity	Counterparty	omitted)	Rate**		Date	Value	(Paid)	(Depreciation)

Egypt	Deutsche Bank	$8,200	1.00	%(1)	9/20/15	$832,704	$(311,652)	$521,052
Egypt	Deutsche Bank	4,175	1.00	(1)	9/20/15	423,968	(199,396)	224,572
Egypt	Deutsche Bank	2,855	1.00	(1)	12/20/15	310,719	(144,584)	166,135
Egypt	Deutsche Bank	5,100	1.00	(1)	6/20/20	1,126,367	(434,220)	692,147
Egypt	Deutsche Bank	4,600	1.00	(1)	6/20/20	1,015,957	(442,563)	573,394
Egypt	Deutsche Bank	4,550	1.00	(1)	6/20/20	1,004,915	(438,341)	566,574
Egypt	Goldman Sachs, Inc.	9,700	1.00	(1)	9/20/15	985,027	(379,900)	605,127
Egypt	JPMorgan Chase Bank	4,550	1.00	(1)	6/20/15	427,820	(205,083)	222,737
Greece	Citigroup Global Markets	9,775	1.00	(1)	6/20/15	6,748,667	(1,358,050)	5,390,617
Greece	Deutsche Bank	5,000	1.00	(1)	6/20/15	3,452,003	(860,995)	2,591,008
Guatemala	Citigroup Global Markets	18,256	1.00	(1)	9/20/20	1,557,133	(1,246,031)	311,102
Italy	Credit Suisse	18,200	0.20		12/20/16	3,186,905	—	3,186,905
Lebanon	Barclays Bank PLC	4,200	1.00	(1)	12/20/14	325,003	(202,849)	122,154
Lebanon	Barclays Bank PLC	6,700	1.00	(1)	3/20/15	568,423	(320,220)	248,203
Lebanon	Barclays Bank PLC	4,900	1.00	(1)	3/20/15	415,711	(238,381)	177,330
Lebanon	Barclays Bank PLC	4,900	1.00	(1)	3/20/15	415,711	(272,645)	143,066
Lebanon	Barclays Bank PLC	5,000	1.00	(1)	12/20/15	533,607	(365,176)	168,431
Lebanon	Citigroup Global Markets	4,600	3.30		9/20/14	24,335	—	24,335
Lebanon	Citigroup Global Markets	5,500	1.00	(1)	12/20/14	425,597	(269,642)	155,955
Lebanon	Citigroup Global Markets	4,500	1.00	(1)	12/20/14	348,216	(212,972)	135,244
Lebanon	Citigroup Global Markets	4,300	1.00	(1)	12/20/14	332,739	(207,678)	125,061
Lebanon	Citigroup Global Markets	2,800	1.00	(1)	3/20/15	237,550	(119,212)	118,338
Lebanon	Citigroup Global Markets	15,000	1.00	(1)	9/20/15	1,494,485	(1,079,537)	414,948
Lebanon	Citigroup Global Markets	6,000	1.00	(1)	9/20/15	597,794	(464,944)	132,850
Lebanon	Credit Suisse	8,800	1.00	(1)	3/20/15	746,586	(420,349)	326,237
Lebanon	Credit Suisse	4,600	1.00	(1)	3/20/15	390,261	(221,007)	169,254
Lebanon	Credit Suisse	9,900	1.00	(1)	6/20/15	913,891	(475,688)	438,203
Lebanon	Credit Suisse	5,000	1.00	(1)	9/20/15	498,161	(360,493)	137,668
Lebanon	Credit Suisse	22,710	1.00	(1)	12/20/15	2,423,641	(1,678,240)	745,401
Lebanon	Credit Suisse	8,300	1.00	(1)	12/20/15	885,786	(585,153)	300,633
Lebanon	Credit Suisse	5,000	1.00	(1)	12/20/15	533,607	(360,851)	172,756
Lebanon	Credit Suisse	4,450	1.00	(1)	12/20/15	474,911	(313,031)	161,880
Lebanon	Deutsche Bank	6,100	1.00	(1)	3/20/15	517,521	(270,547)	246,974
Lebanon	Deutsche Bank	5,000	1.00	(1)	6/20/15	461,562	(243,399)	218,163
Lebanon	Deutsche Bank	4,900	1.00	(1)	6/20/15	452,330	(235,440)	216,890
Lebanon	Deutsche Bank	6,700	1.00	(1)	9/20/15	667,536	(430,034)	237,502
Lebanon	Deutsche Bank	6,890	1.00	(1)	12/20/15	735,309	(504,403)	230,906
Lebanon	Deutsche Bank	5,000	1.00	(1)	12/20/15	533,607	(369,493)	164,114
Lebanon	Deutsche Bank	3,085	1.00	(1)	12/20/15	329,235	(226,777)	102,458
Lebanon	Goldman Sachs, Inc.	3,600	1.00	(1)	9/20/15	358,675	(259,555)	99,120
Philippines	Bank of America	9,300	1.00	(1)	9/20/15	117,341	(159,725)	(42,384)
Philippines	Bank of America	3,500	1.00	(1)	12/20/15	53,853	(62,806)	(8,953)
Philippines	Barclays Bank PLC	9,131	1.00	(1)	3/20/15	63,043	(179,601)	(116,558)
Philippines	Barclays Bank PLC	10,000	1.00	(1)	6/20/15	97,803	(211,193)	(113,390)

Global Macro Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
		Notional	Contract				Upfront
		Amount	Annual				Payments	Net Unrealized
Reference		(000’s	Fixed		Termination	Market	Received	Appreciation
Entity	Counterparty	omitted)	Rate**		Date	Value	(Paid)	(Depreciation)

Philippines	Citigroup Global Markets	$10,000	1.00	%(1)	6/20/15	$97,803	$(229,175)	$(131,372)
Philippines	Deutsche Bank	9,750	1.00	(1)	3/20/15	67,317	(208,328)	(141,011)
Philippines	Deutsche Bank	10,000	1.00	(1)	6/20/15	97,803	(204,993)	(107,190)
Philippines	Deutsche Bank	9,500	1.00	(1)	9/20/15	119,865	(204,405)	(84,540)
Philippines	Deutsche Bank	10,000	1.00	(1)	9/20/15	126,173	(210,796)	(84,623)
Philippines	Goldman Sachs, Inc.	10,000	1.00	(1)	3/20/15	69,043	(228,298)	(159,255)
Philippines	Goldman Sachs, Inc.	10,000	1.00	(1)	6/20/15	97,803	(207,516)	(109,713)
Philippines	Goldman Sachs, Inc.	7,200	1.00	(1)	9/20/15	90,845	(118,721)	(27,876)
Philippines	HSBC Bank USA	10,000	1.00	(1)	6/20/15	97,803	(204,993)	(107,190)
Philippines	HSBC Bank USA	5,000	1.00	(1)	9/20/15	63,087	(85,874)	(22,787)
Philippines	HSBC Bank USA	4,400	1.00	(1)	9/20/15	55,517	(88,586)	(33,069)
Philippines	HSBC Bank USA	10,000	1.00	(1)	9/20/15	126,173	(232,487)	(106,314)
Philippines	HSBC Bank USA	10,000	1.00	(1)	9/20/15	126,173	(246,163)	(119,990)
Philippines	JPMorgan Chase Bank	10,000	1.00	(1)	6/20/15	97,803	(222,808)	(125,005)
Philippines	Standard Chartered Bank	10,000	1.00	(1)	9/20/15	126,173	(228,888)	(102,715)
Philippines	Standard Chartered Bank	5,500	1.00	(1)	12/20/15	84,626	(98,695)	(14,069)
South Africa	Bank of America	6,300	1.00	(1)	12/20/19	351,756	(237,790)	113,966
South Africa	Bank of America	5,575	1.00	(1)	9/20/20	349,113	(216,920)	132,193
South Africa	Bank of America	16,990	1.00	(1)	12/20/20	1,100,803	(598,044)	502,759
South Africa	Bank of America	5,160	1.00	(1)	12/20/20	334,323	(199,227)	135,096
South Africa	Barclays Bank PLC	6,300	1.00	(1)	12/20/19	351,769	(274,876)	76,893
South Africa	Barclays Bank PLC	5,000	1.00	(1)	3/20/20	290,597	(167,531)	123,066
South Africa	Barclays Bank PLC	5,000	1.00	(1)	3/20/20	290,597	(190,804)	99,793
South Africa	Barclays Bank PLC	5,000	1.00	(1)	3/20/20	290,597	(272,951)	17,646
South Africa	Barclays Bank PLC	10,000	1.00	(1)	6/20/20	603,883	(784,599)	(180,716)
South Africa	Barclays Bank PLC	12,000	1.00	(1)	9/20/20	751,432	(833,807)	(82,375)
South Africa	Barclays Bank PLC	12,010	1.00	(1)	12/20/20	778,144	(421,182)	356,962
South Africa	Barclays Bank PLC	7,340	1.00	(1)	12/20/20	475,569	(272,831)	202,738
South Africa	Citigroup Global Markets	3,910	1.00	(1)	12/20/19	218,320	(193,959)	24,361
South Africa	Citigroup Global Markets	5,300	1.00	(1)	3/20/20	308,033	(277,154)	30,879
South Africa	Citigroup Global Markets	4,600	1.00	(1)	3/20/20	267,350	(248,276)	19,074
South Africa	Citigroup Global Markets	5,000	1.00	(1)	6/20/20	301,942	(285,354)	16,588
South Africa	Credit Suisse	5,100	1.00	(1)	3/20/20	296,410	(187,399)	109,011
South Africa	Credit Suisse	4,600	1.00	(1)	3/20/20	267,349	(205,632)	61,717
South Africa	Credit Suisse	5,000	1.00	(1)	6/20/20	301,942	(288,575)	13,367
South Africa	Credit Suisse	10,000	1.00	(1)	6/20/20	603,883	(765,868)	(161,985)
South Africa	Credit Suisse	16,990	1.00	(1)	12/20/20	1,100,804	(635,848)	464,956
South Africa	Credit Suisse	7,740	1.00	(1)	12/20/20	501,485	(304,401)	197,084
South Africa	Credit Suisse	10,450	1.00	(1)	12/20/20	677,069	(505,119)	171,950
South Africa	Deutsche Bank	12,500	1.00	(1)	9/20/20	782,767	(631,748)	151,019
South Africa	Deutsche Bank	5,575	1.00	(1)	9/20/20	349,114	(214,960)	134,154
South Africa	Deutsche Bank	5,500	1.00	(1)	9/20/20	344,417	(257,566)	86,851
South Africa	Deutsche Bank	1,450	1.00	(1)	9/20/20	90,802	(67,969)	22,833
South Africa	Deutsche Bank	13,005	1.00	(1)	12/20/20	842,611	(475,308)	367,303

Global Macro Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
		Notional	Contract				Upfront
		Amount	Annual				Payments	Net Unrealized
Reference		(000’s	Fixed		Termination	Market	Received	Appreciation
Entity	Counterparty	omitted)	Rate**		Date	Value	(Paid)	(Depreciation)

South Africa	Goldman Sachs, Inc.	$17,335	1.00	%(1)	12/20/20	$1,123,158	$(646,356)	$476,802
South Africa	Goldman Sachs, Inc.	8,020	1.00	(1)	12/20/20	519,626	(303,883)	215,743
South Africa	JPMorgan Chase Bank	5,200	1.00	(1)	12/20/19	290,349	(268,983)	21,366
South Africa	JPMorgan Chase Bank	4,590	1.00	(1)	12/20/19	256,290	(284,947)	(28,657)
South Africa	JPMorgan Chase Bank	5,100	1.00	(1)	3/20/20	296,409	(184,103)	112,306
South Africa	JPMorgan Chase Bank	5,000	1.00	(1)	3/20/20	290,597	(186,951)	103,646
South Africa	JPMorgan Chase Bank	5,200	1.00	(1)	3/20/20	302,220	(268,688)	33,532
South Africa	JPMorgan Chase Bank	5,000	1.00	(1)	6/20/20	301,942	(278,899)	23,043
South Africa	JPMorgan Chase Bank	5,000	1.00	(1)	6/20/20	301,942	(395,414)	(93,472)
Spain	Bank of America	15,000	1.00	(1)	6/20/20	2,218,370	(311,040)	1,907,330
Spain	Bank of America	7,500	1.00	(1)	9/20/20	1,127,995	(513,320)	614,675
Spain	Barclays Bank PLC	11,400	1.00	(1)	3/20/20	1,656,733	(114,766)	1,541,967
Spain	Barclays Bank PLC	10,000	1.00	(1)	6/20/20	1,478,883	(734,929)	743,954
Spain	Barclays Bank PLC	7,412	1.00	(1)	9/20/20	1,114,760	(642,839)	471,921
Spain	Barclays Bank PLC	44,330	1.00	(1)	12/20/20	6,774,880	(4,200,764)	2,574,116
Spain	Barclays Bank PLC	4,700	1.00	(1)	12/20/20	718,294	(438,746)	279,548
Spain	Citigroup Global Markets	11,400	1.00	(1)	3/20/20	1,656,732	(262,057)	1,394,675
Spain	Citigroup Global Markets	2,500	1.00	(1)	3/20/20	363,318	(118,347)	244,971
Spain	Citigroup Global Markets	5,000	1.00	(1)	9/20/20	751,997	(251,465)	500,532
Spain	Deutsche Bank	9,200	1.00	(1)	3/20/20	1,337,012	(199,703)	1,137,309
Spain	Deutsche Bank	13,950	1.00	(1)	6/20/20	2,063,041	(853,439)	1,209,602
Spain	Deutsche Bank	10,000	1.00	(1)	6/20/20	1,478,883	(461,106)	1,017,777
Spain	Deutsche Bank	38,555	1.00	(1)	12/20/20	5,892,296	(3,653,518)	2,238,778
Spain	Deutsche Bank	12,825	1.00	(1)	12/20/20	1,960,023	(1,042,253)	917,770
Spain	Goldman Sachs, Inc.	5,000	1.00	(1)	6/20/20	739,442	(370,442)	369,000
Spain	Goldman Sachs, Inc.	8,543	1.00	(1)	9/20/20	1,284,861	(756,723)	528,138
Spain	JPMorgan Chase Bank	15,000	1.00	(1)	9/20/20	2,255,945	(1,455,233)	800,712
Spain	JPMorgan Chase Bank	5,000	1.00	(1)	9/20/20	751,997	(244,855)	507,142
Thailand	Bank of America	4,000	1.00	(1)	9/20/15	48,229	(21,812)	26,417
Thailand	Barclays Bank PLC	7,500	0.97		9/20/19	409,188	—	409,188
Thailand	Citigroup Global Markets	7,700	0.86		12/20/14	73,187	—	73,187
Thailand	Citigroup Global Markets	3,700	0.95		9/20/19	207,037	—	207,037
Thailand	Credit Suisse	5,000	1.00	(1)	9/20/15	60,288	(38,122)	22,166
Thailand	Deutsche Bank	10,000	1.00	(1)	3/20/15	73,853	(56,076)	17,777
Thailand	Goldman Sachs, Inc.	9,000	1.00	(1)	9/20/15	108,516	(45,772)	62,744
Thailand	Goldman Sachs, Inc.	4,700	1.00	(1)	9/20/15	56,671	(23,881)	32,790
Thailand	HSBC Bank USA	10,000	1.00	(1)	9/20/15	120,573	(50,857)	69,716
Thailand	JPMorgan Chase Bank	3,900	0.87		12/20/14	35,829	—	35,829
Thailand	Standard Chartered Bank	5,000	1.00	(1)	9/20/15	60,287	(25,405)	34,882
Thailand	Standard Chartered Bank	5,000	1.00	(1)	9/20/15	60,287	(36,322)	23,965
Uruguay	Citigroup Global Markets	4,600	1.00	(1)	6/20/20	269,075	(303,202)	(34,127)
Uruguay	Deutsche Bank	9,200	1.00	(1)	6/20/20	538,147	(592,194)	(54,047)
Banco de Sabadell, S.A.	JPMorgan Chase Bank	4,350	3.00	(1)	3/20/15	1,077,521	(19,261)	1,058,260
Citibank Corp.	Bank of America	16,801	1.00	(1)	9/20/20	1,252,487	(944,854)	307,633

Global Macro Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
		Notional	Contract				Upfront
		Amount	Annual				Payments	Net Unrealized
Reference		(000’s	Fixed		Termination	Market	Received	Appreciation
Entity	Counterparty	omitted)	Rate**		Date	Value	(Paid)	(Depreciation)

Citibank Corp.	JPMorgan Chase Bank	$18,407	1.00	%(1)	9/20/20	$1,372,211	$(1,095,669)	$276,542
Erste Group Bank AG	Barclays Bank PLC	4,350	1.00	(1)	3/20/15	480,733	(208,938)	271,795
ING Verzekeringen N.V.	JPMorgan Chase Bank	4,350	1.00	(1)	3/20/15	279,215	(93,981)	185,234
OAO Gazprom	Bank of America	9,300	1.00	(1)	6/20/20	1,272,970	(1,107,108)	165,862
OAO Gazprom	Bank of America	10,000	1.00	(1)	6/20/20	1,368,783	(1,244,998)	123,785
OAO Gazprom	Deutsche Bank	9,100	1.00	(1)	9/20/20	1,280,153	(998,727)	281,426
Rabobank Nederland N.V.	JPMorgan Chase Bank	4,350	1.00	(1)	3/20/15	80,462	(2,742)	77,720
Raiffeisen Zentralbank	Barclays Bank PLC	4,350	1.00	(1)	3/20/15	430,921	(282,069)	148,852
iTraxx Europe Senior Financials 5-Year Index	Goldman Sachs, Inc.	EUR 42,420	1.00	(1)	12/20/16	3,383,139	(4,964,837)	(1,581,698)
iTraxx Europe Subordinated Financials 5-Year Index	Goldman Sachs, Inc.	EUR 30,816	5.00	(1)	12/20/16	(1,821,590)	(178,385)	(1,999,975)

						$132,956,028	$(81,444,511)	$51,511,517

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2011, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $575,622,000.
**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.
***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.
(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

EUR - Euro

Cross-Currency Swaps
	Notional	Notional
	Amount on	Amount on
	Fixed Rate	Floating Rate
	(Currency	(Currency				Net Unrealized
	Received)	Delivered)			Termination	Appreciation
Counterparty	(000’s omitted)	(000’s omitted)	Floating Rate	Fixed Rate	Date	(Depreciation)

Bank of America	TRY 17,118	$11,435	3-Month USD-LIBOR-BBA	8.28%	8/11/20	$1,081,268
Bank of America	TRY 26,000	14,619	3-Month USD-LIBOR-BBA	6.97	8/18/21	242,384
Barclays Bank PLC	TRY 60,000	40,080	3-Month USD-LIBOR-BBA	8.25	8/11/20	3,856,677
Barclays Bank PLC	TRY 25,350	16,650	3-Month USD-LIBOR-BBA	8.32	8/16/20	1,296,732

Global Macro Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Cross-Currency Swaps (continued)
	Notional	Notional
	Amount on	Amount on
	Fixed Rate	Floating Rate
	(Currency	(Currency				Net Unrealized
	Received)	Delivered)			Termination	Appreciation
Counterparty	(000’s omitted)	(000’s omitted)	Floating Rate	Fixed Rate	Date	(Depreciation)

Citigroup Global Markets	TRY 25,000	$16,700	3-Month USD-LIBOR-BBA	8.20%	8/11/20	$1,653,354
Citigroup Global Markets	TRY 3,909	2,449	3-Month USD-LIBOR-BBA	8.23	2/25/21	8,921
Credit Suisse	TRY 35,475	19,144	3-Month USD-LIBOR-BBA	5.73	10/9/13	(284,104)
Credit Suisse	TRY 4,446	2,498	3-Month USD-LIBOR-BBA	6.90	8/18/21	51,747
Deutsche Bank	TRY 40,547	21,882	3-Month USD-LIBOR-BBA	5.73	10/9/13	(324,722)
Deutsche Bank	TRY 22,254	14,861	3-Month USD-LIBOR-BBA	8.26	8/11/20	1,417,207
Deutsche Bank	TRY 14,321	8,996	3-Month USD-LIBOR-BBA	8.20	2/24/21	25,121
Deutsche Bank	TRY 5,112	2,871	3-Month USD-LIBOR-BBA	7.00	8/18/21	37,504
Goldman Sachs, Inc.	TRY 34,237	22,802	3-Month USD-LIBOR-BBA	8.31	8/11/20	2,062,176
JPMorgan Chase Bank	TRY 27,000	18,012	3-Month USD-LIBOR-BBA	8.29	8/11/20	1,671,329
JPMorgan Chase Bank	TRY 20,000	13,333	3-Month USD-LIBOR-BBA	8.36	8/11/20	1,177,146
JPMorgan Chase Bank	TRY 10,000	5,610	3-Month USD-LIBOR-BBA	6.96	8/18/21	84,588

						$14,057,328

TRY - New Turkish Lira

The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

Written options activity for the year ended October 31, 2011 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of year	—	$—
Options written	(400,150,000)	(2,747,574)
Options expired	400,150,000	2,747,574

Outstanding, end of year	—	$—

At October 31, 2011, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

Global Macro Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

In the normal course of pursuing its investment objective and its use of derivatives, the Portfolio is subject to the following risks:

Commodity Risk: The Portfolio invests in commodities-linked derivative investments, including commodity futures contracts and options thereon and forward commodity contracts, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative investments are used to enhance return.

Credit Risk: The Portfolio enters into credit default swap contracts to manage its credit risk, to gain a particular exposure to a credit risk, or to enhance return.

Equity Price Risk: The Portfolio enters into equity index options to enhance return.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, currency options and cross currency swaps to enhance return or to hedge against fluctuations in currency exchange rates. It also enters into forward foreign currency exchange contracts as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including futures, interest rate swaps, swaptions, and cross currency swaps to enhance return, to change the overall duration of the portfolio, or to hedge against fluctuations in securities prices due to interest rates.

The Portfolio enters into swap contracts, forward foreign currency exchange contracts and forward commodity contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2011, the fair value of derivatives with credit-related contingent features in a net liability position was $79,966,981. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $47,984,680 at October 31, 2011.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts, over-the counter options, forward commodity contracts and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Portfolio is not subject to counterparty credit risk with respect to its written options as the Portfolio, not the counterparty, is obligated to perform under such derivatives. At October 31, 2011, the maximum amount of loss the Portfolio would incur due to counterparty risk was $192,434,606, with the highest amount from any one counterparty being $39,184,393. Such maximum amount would be reduced by any unamortized upfront payments received by the Portfolio. Such amount would be increased by any unamortized upfront payments made by the Portfolio. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At October 31, 2011, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $79,967,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2011 was as follows:

	Fair Value

			Foreign
Consolidated Statement of Assets and Liabilities Caption	Credit	Equity Price	Exchange	Interest Rate	Commodity

Securities of unaffiliated issuers, at value	$—	$7,148,722	$1,931,148	$4,593,552	$44,800
Net unrealized appreciation*	—	—	—	2,893,561	3,476,242
Receivable for open forward commodity contracts	—	—	—	—	4,596,814
Receivable for open forward foreign currency exchange contracts	—	—	88,583,781	—	—
Receivable for open swap contracts; Premium paid/received on open swap contracts	134,915,133	—	—	15,271,526	—

Total Asset Derivatives	$134,915,133	$7,148,722	$90,514,929	$22,758,639	$8,117,856

Global Macro Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

	Fair Value

			Foreign
Consolidated Statement of Assets and Liabilities Caption	Credit	Equity Price	Exchange	Interest Rate	Commodity

Net unrealized appreciation*	$—	$—	$—	$(9,616,453)	$(5,867,121)
Payable for open forward commodity contracts	—	—	—	—	(19,305,211)
Payable for open forward foreign currency exchange contracts	—	—	(34,713,323)	—	—
Payable for open swap contracts; Premium paid/received on open swap contracts	(15,285,699)	—	—	(4,209,490)	—

Total Liability Derivatives	$(15,285,699)	$—	$(34,713,323)	$(13,825,943)	$(25,172,332)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the consolidated Statement of Operations by risk exposure for the year ended October 31, 2011 was as follows:

			Foreign
Consolidated Statement of Operations Caption	Credit	Equity Price	Exchange	Interest Rate	Commodity

Net realized gain (loss) —
Investment transactions	$—	$(2,363,883)	$—	$—	$—
Written options	—	2,747,574	—	—	—
Futures contracts	—	—	—	(78,361,218)	(31,303,883)
Swap contracts	23,584,772	—	—	(16,678,535)	—
Forward commodity contracts	—	—	—	—	(22,341,986)
Foreign currency and forward foreign currency exchange contract transactions	—	—	(149,069,453)	—	—

Total	$23,584,772	$383,691	$(149,069,453)	$(95,039,753)	$(53,645,869)

Change in unrealized appreciation (depreciation) —
Investments	$—	$(2,995,681)	$(3,464,017)	$(1,611,528)	$(1,067,200)
Futures contracts	—	—	—	(2,774,061)	(2,390,879)
Swap contracts	34,933,936	—	—	24,616,510	—
Forward commodity contracts	—	—	—	—	(14,708,397)
Foreign currency and forward foreign currency exchange contracts	—	—	152,441,253	—	—

Total	$34,933,936	$(2,995,681)	$148,977,236	$20,230,921	$(18,166,476)

The average notional amounts of futures contracts, forward commodity contracts, forward foreign currency exchange contracts and swap contracts outstanding during the year ended October 31, 2011, which are indicative of the volume of these derivative types, were approximately $1,410,028,000, $118,487,000, $6,835,013,000 and $7,233,160,000, respectively.

The average principal amount of purchased currency option contracts, average notional amount of interest rate swaption contracts, and average number of purchased index options contracts and purchased commodity options contracts outstanding during the year ended October 31, 2011, which are indicative of the volume of these derivative types, were approximately $270,436,000, $22,985,000, 1,624,098,000 contracts and 160 contracts, respectively.

6 Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million ($450 million prior to September 12, 2011) unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% (0.10% prior to September 12, 2011) on the daily unused portion of the line

Global Macro Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2011.

7 Risks Associated with Foreign Investments and Currencies

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities and currencies also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

8 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2011, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Government Bonds	$—	$1,945,614,555	$—	$1,945,614,555
Foreign Corporate Bonds & Notes	—	3,933,816	—	3,933,816
Corporate Bonds & Notes	—	683,922	—	683,922
Collateralized Mortgage Obligations	—	110,083,580	—	110,083,580
Commercial Mortgage-Backed Securities	—	33,242,712	—	33,242,712
Mortgage Pass-Throughs	—	957,715,035	—	957,715,035
U.S. Government Agency Obligations	—	411,354,858	—	411,354,858
U.S. Treasury Obligations	—	203,251,641	—	203,251,641
Common Stocks	—	122,325	—	122,325
Precious Metals	484,321,238	—	—	484,321,238
Currency Options Purchased	—	1,931,148	—	1,931,148
Interest Rate Swaptions	—	4,593,552	—	4,593,552
Put Options Purchased	44,800	7,148,722	—	7,193,522
Short-Term Investments —
Foreign Government Securities	—	2,563,484,554	—	2,563,484,554
U.S. Treasury Obligations	—	310,014,799	—	310,014,799
Repurchase Agreements	—	588,833,518	—	588,833,518
Other Securities	—	503,896,260	—	503,896,260

Total Investments	$484,366,038	$7,645,904,997	$—	$8,130,271,035

Global Macro Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Asset Description	Level 1	Level 2	Level 3	Total

Forward Commodity Contracts	$—	$4,596,814	$—	$4,596,814
Forward Foreign Currency Exchange Contracts	—	88,583,781	—	88,583,781
Swap Contracts	—	150,186,659	—	150,186,659
Futures Contracts	6,369,803	—	—	6,369,803

Total	$490,735,841	$7,889,272,251	$—	$8,380,008,092

Liability Description

Securities Sold Short	$—	$(506,822,164)	$—	$(506,822,164)
Forward Commodity Contracts	—	(19,305,211)	—	(19,305,211)
Forward Foreign Currency Exchange Contracts	—	(34,713,323)	—	(34,713,323)
Swap Contracts	—	(19,495,189)	—	(19,495,189)
Futures Contracts	(15,483,574)	—	—	(15,483,574)

Total	$(15,483,574)	$(580,335,887)	$—	$(595,819,461)

The Portfolio held no investments or other financial instruments as of October 31, 2010 whose fair value was determined using Level 3 inputs. At October 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

Global Macro Portfolio

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities of Global Macro Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2011, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated supplementary data for each of the five years in the period then ended. These consolidated financial statements and consolidated supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated supplementary data referred to above present fairly, in all material respects, the financial position of Global Macro Portfolio and subsidiary as of October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 21, 2011

Eaton Vance
Global Macro Absolute Return Fund

October 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
with the
	Trust and		Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Eaton Vance
Global Macro Absolute Return Fund

October 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and		Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust	Since 2011(2)	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Mark S. Venezia 1949	President of the Portfolio	Since 2002	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

Eaton Vance
Global Macro Absolute Return Fund

October 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	Prior to 2011, Mr. Richardson was Vice President of the Trust since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

Eaton Vance
Global Macro Absolute Return Fund

October 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Investment Adviser of Global Macro Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Global Macro Absolute Return Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3041-12/11	GMSRC

Eaton Vance Global Macro Absolute Return Advantage Fund Annual Report October 31, 2011

.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2011
Eaton Vance
Global Macro Absolute Return Advantage Fund

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	18 and 50
Federal Tax Information	19
Management and Organization	51
Important Notices	54

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
During the 12 months ending October 31, 2011, the markets digested a significant number of historical events that established price volatility as normal rather than the exception in global financial markets. Citing a lack of political will in the United States, Standard & Poor’s lowered its credit rating on U.S. sovereign debt. The European sovereign debt crisis deteriorated, as policymakers within the eurozone squandered opportunities to address the issues in a meaningful manner. The tragic Tohoku earthquake and tsunami in Japan seriously disrupted global supply chains and adversely affected global economic growth.
The United States and the eurozone economies grew at an anemic pace during the period, as annual growth lagged 2.0% in both regions. The U.S. economy continued to suffer from an unemployment rate that stubbornly averaged above 9.0% during the period and headline inflation that more than tripled to 3.9% by the end of the period. The debt issues in the eurozone evolved from original concerns regarding Greece’s liquidity to a full-fledged solvency crisis surrounding additional periphery countries, including Italy and Spain, and European banks. European consumer and business confidence indicators trended lower in response, dragging economic growth to a near standstill by the end of the period. In contrast to the economic weakness in the U.S. and the eurozone, emerging-market economies led global growth. Most Asian and Latin American economies grew at annual rates above 4.0%.
Global bond markets generally favored the most liquid instruments over riskier assets. Despite the fiscal concerns in the United States and the eurozone, U.S. Treasuries and German Bund yields fell across the curve. In contrast, sovereign yields in the larger economies of the eurozone rose significantly in response to the markets’ concerns about solvency and future growth prospects. Emerging-market growth was strong for most of the year, but moderated towards the end of the period as the global inventory cycle slowed and the crisis in Europe intensified.
Fund Performance
For the fiscal year ending October 31, 2011, Eaton Vance Global Macro Absolute Return Advantage Fund’s Class A shares at net asset value (NAV) had a total return of 0.07%. By comparison, the Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the Index),2 gained 0.13% during the period.
The Fund seeks to provide total return by investing in securities, derivatives and other instruments to establish long and short investment exposures around the world. The Fund’s long and short investments are primarily sovereign exposures, including sovereign debt, currencies and interest rates. The Fund may also invest in corporate debt issuers and, to a more limited extent, equities and commodities. Sovereign exposures include both developed and emerging markets.
The Fund’s investments in commodities detracted most from relative performance. In specific, short positions in gold and long positions in platinum held back returns as gold prices increased and platinum prices fell during the period.
Conversely, the Fund’s exposure to international markets contributed positively to performance, including long/short local markets, credit default swaps (CDS), and sovereign bonds and currencies. Positions in Asia and Latin America benefited the Fund, as did investments in Europe, the Middle East and Africa. Investments in commodities and a short position in NZD (New Zealand) slightly detracted from performance.
During the rising rate environment that occurred during the first two months of the period, U.S. duration had a mildly positive effect on the Fund’s performance. Its effect was mildly negative for the remainder of the period as U.S. interest rates declined. Duration is a measure of the sensitivity of a fund or a fixed-income security to changes in interest rates. A shorter-duration instrument normally has less exposure to interest-rate risk than longer-duration instruments.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2011
Performance2,3

Portfolio Managers Mark Venezia, CFA; John R. Baur; Michael A. Cirami, CFA; Eric Stein, CFA

			Since
% Average Annual Total Returns	Inception Date	1 Year	Inception

Class A at NAV	8/31/2010	0.07%	0.58%
Class A at 4.75% Maximum Sales Charge	—	–4.66	–3.54
Class C at NAV	8/31/2010	–0.62	–0.02
Class C at 1% Maximum Sales Charge	—	–1.61	–0.02
Class I at NAV	8/31/2010	0.37	0.92
Class R at NAV	12/1/2010	—	–0.42

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	8/31/2010	0.13%	0.13%

Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I	Class R

Gross	2.93%	3.63%	2.63%	3.13%
Net	1.55	2.25	1.25	1.75
Growth of $250,000

This graph shows the change in value of a hypothetical investment of $250,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
Growth of $250,000	Period Beginning	At NAV	Sales Charge

Class A	8/31/10	$251,694	$239,708

Class C	8/31/10	$249,936	N.A.

Class R	12/1/10	$248,946	N.A.

Growth of $10,000

Class A	8/31/10	$10,068	$9,588

Class C	8/31/10	$9,997	N.A.

Class R	12/1/10	$9,958	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2011
Fund Profile5

Asset Allocation (% of net assets; excluding derivatives)

Foreign Currency Exposure (% of net assets)6

China	14.1%
Serbia	12.0
Malaysia	10.2
Turkey	9.1
South Korea	8.3
Indonesia	7.4
Sweden	6.0
Hong Kong	6.0
Mexico	6.0
Romania	5.8
Platinum	5.8
Philippines	5.2
India	5.1
Chile	4.3
Singapore	4.2
Poland	3.8
Norway	3.0
Kazakhstan	1.0
New Zealand	0.0
Israel	0.0
Australia	0.0
Brazil	-0.0
Gold	-1.1
Japan	-1.1
Croatia	-3.3
Russia	-3.9
South Africa	-4.8
Taiwan	-10.1
Euro	-39.4

Total Long	117.3

Total Short	-63.7

Total Net	53.6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. Index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/28/13. Without the reimbursement, performance would have been lower.

[5]	Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. References to investments are to the Portfolio’s holdings.

[6]	Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

5

Eaton Vance
Global Macro Absolute Return Advantage Fund

October 31, 2011

Fund Expenses

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 – October 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid		Annualized
	Account Value	Account Value	During Period*		Expense
	(5/1/11)	(10/31/11)	(5/1/11 – 10/31/11)		Ratio

Actual
Class A	$1,000.00	$982.40	$9.59	**	1.92%
Class C	$1,000.00	$979.40	$12.97	**	2.60%
Class I	$1,000.00	$984.40	$8.00	**	1.60%
Class R	$1,000.00	$981.40	$10.64	**	2.13%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,015.50	$9.75	**	1.92%
Class C	$1,000.00	$1,012.10	$13.19	**	2.60%
Class I	$1,000.00	$1,017.10	$8.13	**	1.60%
Class R	$1,000.00	$1,014.50	$10.82	**	2.13%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2011. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance
Global Macro Absolute Return Advantage Fund

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Investment in Global Macro Absolute Return Advantage Portfolio, at value (identified cost, $846,891,373)	$845,315,308
Receivable for Fund shares sold	4,918,697
Receivable from affiliate	45,815

Total assets	$850,279,820

Liabilities

Payable for Fund shares redeemed	$3,564,540
Payable to affiliates:
Distribution and service fees	163,156
Trustees’ fees	42
Accrued expenses	279,502

Total liabilities	$4,007,240

Net Assets	$846,272,580

Sources of Net Assets

Paid-in capital	$841,009,335
Accumulated net realized loss from Portfolio	(4,606,840)
Accumulated undistributed net investment income	11,446,150
Net unrealized depreciation from Portfolio	(1,576,065)

Total	$846,272,580

Class A Shares

Net Assets	$268,739,304
Shares Outstanding	26,729,241
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.05
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.55

Class C Shares

Net Assets	$112,832,516
Shares Outstanding	11,303,752
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.98

Class I Shares

Net Assets	$463,075,744
Shares Outstanding	45,891,327
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.09

Class R Shares

Net Assets	$1,625,016
Shares Outstanding	161,824
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.04

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.
7

Eaton Vance
Global Macro Absolute Return Advantage Fund

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Interest allocated from Portfolio (net of foreign taxes, $365,979)	$21,424,608
Expenses allocated from Portfolio	(8,656,387)

Total investment income from Portfolio	$12,768,221

Expenses

Distribution and service fees
Class A	$648,689
Class C	786,549
Class R	2,470
Trustees’ fees and expenses	500
Custodian fee	35,440
Transfer and dividend disbursing agent fees	494,102
Legal and accounting services	35,978
Printing and postage	75,895
Registration fees	279,497
Miscellaneous	16,865

Total expenses	$2,375,985

Deduct —
Allocation of expenses to affiliate	$438,517

Total expense reductions	$438,517

Net expenses	$1,937,468

Net investment income	$10,830,753

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions (including a gain of $392,510 from precious metals)	$(4,192,680)
Written options	75,520
Futures contracts	(779,648)
Swap contracts	1,626,300
Forward commodity contracts	(1,758,074)
Foreign currency and forward foreign currency exchange contract transactions	(6,780,679)

Net realized loss	$(11,809,261)

Change in unrealized appreciation (depreciation) —
Investments (including net decrease of $2,664,082 from precious metals)	$(14,881,460)
Securities sold short	1,686,662
Futures contracts	1,648,258
Swap contracts	618,649
Forward commodity contracts	(823,409)
Foreign currency and forward foreign currency exchange contracts	10,108,643

Net change in unrealized appreciation (depreciation)	$(1,642,657)

Net realized and unrealized loss	$(13,451,918)

Net decrease in net assets from operations	$(2,621,165)

See Notes to Financial Statements.
8

Eaton Vance
Global Macro Absolute Return Advantage Fund

October 31, 2011

Statements of Changes in Net Assets

	Year Ended	Period Ended
Increase (Decrease) in Net Assets	October 31, 2011	October 31, 2010(1)

From operations —
Net investment income	$10,830,753	$123,134
Net realized loss from investment transactions, written options, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	(11,809,261)	(92,651)
Net change in unrealized appreciation (depreciation) from investments, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	(1,642,657)	66,592

Net increase (decrease) in net assets from operations	$(2,621,165)	$97,075

Distributions to shareholders —
From net realized gain
Class A	$(225,570)	$—
Class C	(73,599)	—
Class I	(260,981)	—
Class R	(132)	—

Total distributions to shareholders	$(560,282)	$—

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$359,517,372	$36,236,698
Class C	116,978,555	8,825,064
Class I	620,698,978	76,244,437
Class R	1,817,382	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	201,497	—
Class C	51,842	—
Class I	156,721	—
Class R	131	—
Cost of shares redeemed
Class A	(125,933,928)	(18,907)
Class C	(11,865,026)	(65,000)
Class I	(212,911,428)	(20,394,296)
Class R	(183,140)	—

Net increase in net assets from Fund share transactions	$748,528,956	$100,827,996

Net increase in net assets	$745,347,509	$100,925,071

Net Assets

At beginning of period	$100,925,071	$—

At end of period	$846,272,580	$100,925,071

Accumulated undistributed net investment income included in net assets

At end of period	$11,446,150	$173,249

(1)	For the period from the start of business, August 31, 2010, to October 31, 2010.

See Notes to Financial Statements.
9

Eaton Vance
Global Macro Absolute Return Advantage Fund

October 31, 2011

Financial Highlights

	Class A

	Year Ended		Period Ended
	October 31, 2011		October 31, 2010(1)

Net asset value — Beginning of period	$10.060		$10.000

Income (Loss) From Operations

Net investment income(2)	$0.171		$0.028
Net realized and unrealized gain (loss)	(0.163)		0.032

Total income from operations	$0.008		$0.060

Less Distributions

From net realized gain	$(0.018)		$—

Total distributions	$(0.018)		$—

Net asset value — End of period	$10.050		$10.060

Total Return(3)	0.07%		0.60	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$268,739		$36,143
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	1.80	%(8)	1.55	%(9)
Net investment income	1.69%		1.69	%(9)
Portfolio Turnover of the Portfolio	50%		7	%(4)

(1)	For the period from the start of business, August 31, 2010, to October 31, 2010.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Not annualized.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	The investment adviser and administrator reimbursed certain operating expenses (equal to 0.07% and 1.38% of average daily net assets for the year ended October 31, 2011 and for the period from the start of business, August 31, 2010, to October 31, 2010, respectively). Absent this reimbursement, total return would be lower.
(8)	Includes interest expense on securities sold short of 0.25%.
(9)	Annualized.

See Notes to Financial Statements.
10

Eaton Vance
Global Macro Absolute Return Advantage Fund

October 31, 2011

Financial Highlights — continued

	Class C

	Year Ended		Period Ended
	October 31, 2011		October 31, 2010(1)

Net asset value — Beginning of period	$10.060		$10.000

Income (Loss) From Operations

Net investment income(2)	$0.101		$0.015
Net realized and unrealized gain (loss)	(0.163)		0.045

Total income (loss) from operations	$(0.062)		$0.060

Less Distributions

From net realized gain	$(0.018)		$—

Total distributions	$(0.018)		$—

Net asset value — End of period	$9.980		$10.060

Total Return(3)	(0.62)%		0.60	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$112,833		$8,747
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	2.49	%(8)	2.25	%(9)
Net investment income	1.01%		0.89	%(9)
Portfolio Turnover of the Portfolio	50%		7	%(4)

(1)	For the period from the start of business, August 31, 2010, to October 31, 2010.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Not annualized.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	The investment adviser and administrator reimbursed certain operating expenses (equal to 0.07% and 1.38% of average daily net assets for the year ended October 31, 2011 and for the period from the start of business, August 31, 2010, to October 31, 2010, respectively). Absent this reimbursement, total return would be lower.
(8)	Includes interest expense on securities sold short of 0.24%.
(9)	Annualized.

See Notes to Financial Statements.
11

Eaton Vance
Global Macro Absolute Return Advantage Fund

October 31, 2011

Financial Highlights — continued

	Class I

	Year Ended		Period Ended
	October 31, 2011		October 31, 2010(1)

Net asset value — Beginning of period	$10.070		$10.000

Income (Loss) From Operations

Net investment income(2)	$0.204		$0.025
Net realized and unrealized gain (loss)	(0.166)		0.045

Total income from operations	$0.038		$0.070

Less Distributions

From net realized gain	$(0.018)		$—

Total distributions	$(0.018)		$—

Net asset value — End of period	$10.090		$10.070

Total Return(3)	0.37%		0.70	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$463,076		$56,036
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	1.50	%(8)	1.25	%(9)
Net investment income	2.02%		1.50	%(9)
Portfolio Turnover of the Portfolio	50%		7	%(4)

(1)	For the period from the start of business, August 31, 2010, to October 31, 2010.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	The investment adviser and administrator reimbursed certain operating expenses (equal to 0.07% and 1.38% of average daily net assets for the year ended October 31, 2011 and for the period from the start of business, August 31, 2010, to October 31, 2010, respectively). Absent this reimbursement, total return would be lower.
(8)	Includes interest expense on securities sold short of 0.25%.
(9)	Annualized.

See Notes to Financial Statements.
12

Eaton Vance
Global Macro Absolute Return Advantage Fund

October 31, 2011

Financial Highlights — continued

	Class R

	Period Ended
	October 31, 2011(1)

Net asset value — Beginning of period	$10.100

Income (Loss) From Operations

Net investment income(2)	$0.138
Net realized and unrealized loss	(0.180)

Total loss from operations	$(0.042)

Less Distributions

From net realized gain	$(0.018)

Total distributions	$(0.018)

Net asset value — End of period	$10.040

Total Return(3)	(0.42	)%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,625
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	2.10	%(8)(9)
Net investment income	1.50	%(9)
Portfolio Turnover of the Portfolio	50	%(10)

(1)	For the period from commencement of operations on December 1, 2010 to October 31, 2011.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	The investment adviser and administrator reimbursed certain operating expenses (equal to 0.07% of average daily net assets for the period from commencement of operations on December 1, 2010 to October 31, 2011). Absent this reimbursement, total return would be lower.
(8)	Includes interest expense on securities sold short of 0.35%.
(9)	Annualized.
(10)	For the Portfolio’s year ended October 31, 2011.

See Notes to Financial Statements.
13

Eaton Vance
Global Macro Absolute Return Advantage Fund

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Global Macro Absolute Return Advantage Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Macro Absolute Return Advantage Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (79.3% at October 31, 2011). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $1,930,922 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2019. In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2011.

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed since the start of business on August 31, 2010 to October 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

14

Eaton Vance
Global Macro Absolute Return Advantage Fund

October 31, 2011

Notes to Financial Statements — continued

2 Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the year ended October 31, 2011 and for the period from the start of business on August 31, 2010 to October 31, 2010 was as follows:

	Year Ended October 31,

	2011	2010

Distributions declared from:
Ordinary income	$94,314	$—
Long-term capital gains	$465,968	$—

During the year ended October 31, 2011, accumulated undistributed net investment income was increased by $442,148, accumulated net realized loss was decreased by $7,532,113 and paid-in capital was decreased by $7,974,261 due to differences between book and tax accounting, primarily for swap contracts, premium amortization, dividend redesignations, foreign currency gain (loss) and the Portfolio’s investment in a subsidiary. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$18,030,289
Capital loss carryforward	$(1,930,922)
Net unrealized depreciation	$(10,836,122)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to foreign currency transactions, tax accounting for straddle transactions, futures contracts, swap contracts, partnership allocations and premium amortization.

3 Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million, and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2011, the Fund incurred no adviser and administration fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.55%, 2.25%, 1.25% and 1.75% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R, respectively. This agreement may be changed or terminated after February 28, 2013. Pursuant to this agreement, EVM was allocated $438,517 of the Fund’s operating expenses for the year ended October 31, 2011.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2011, EVM earned $13,143 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $116,449 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2011. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

15

Eaton Vance
Global Macro Absolute Return Advantage Fund

October 31, 2011

Notes to Financial Statements — continued

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser and administration fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2011 amounted to $648,689 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2011, the Fund paid or accrued to EVD $589,912 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount equal to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2011, the Fund paid or accrued to EVD $1,235 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2011 amounted to $196,637 and $1,235 for Class C and Class R shares, respectively.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended October 31, 2011, the Fund was informed that EVD received approximately $800 and $19,500 of CDSCs paid by Class A and Class C shareholders, respectively.

6 Investment Transactions

For the year ended October 31, 2011, increases and decreases in the Fund’s investment in the Portfolio aggregated $830,314,530 and $71,014,782, respectively.

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended	Period Ended
Class A	October 31, 2011	October 31, 2010(1)

Sales	35,604,483	3,593,554
Issued to shareholders electing to receive payments of distributions in Fund shares	20,049	—
Redemptions	(12,486,972)	(1,873)

Net increase	23,137,560	3,591,681

16

Eaton Vance
Global Macro Absolute Return Advantage Fund

October 31, 2011

Notes to Financial Statements — continued

	Year Ended	Period Ended
Class C	October 31, 2011	October 31, 2010(1)

Sales	11,610,484	875,926
Issued to shareholders electing to receive payments of distributions in Fund shares	5,168	—
Redemptions	(1,181,384)	(6,442)

Net increase	10,434,268	869,484

	Year Ended	Period Ended
Class I	October 31, 2011	October 31, 2010(1)

Sales	61,387,710	7,585,243
Issued to shareholders electing to receive payments of distributions in Fund shares	15,578	—
Redemptions	(21,077,892)	(2,019,312)

Net increase	40,325,396	5,565,931

	Period Ended
Class R	October 31, 2011(2)

Sales	179,969
Issued to shareholders electing to receive payments of distributions in Fund shares	13
Redemptions	(18,158)

Net increase	161,824

(1)	For the period from the start of business on August 31, 2010 to October 31, 2010.
(2)	For the period from commencement of operations on December 1, 2010 to October 31, 2011.

17

Eaton Vance
Global Macro Absolute Return Advantage Fund

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Macro Absolute Return Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Macro Absolute Return Advantage Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the year then ended and for the period from the start of business, August 31, 2010, to October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Global Macro Absolute Return Advantage Fund as of October 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period from the start of business, August 31, 2010, to October 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 21, 2011

18

Eaton Vance
Global Macro Absolute Return Advantage Fund

October 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding capital gains dividends and the foreign tax credit.

Capital Gains Dividends. The Fund designates $467,449 as a capital gain dividend.

Foreign Tax Credit. The Fund paid taxes of $365,979 and recognized foreign source of income of $23,875,948.

19

Global Macro Absolute Return Advantage Portfolio

October 31, 2011

Consolidated Portfolio of Investments

Foreign Government Bonds — 25.4%

		Principal
Security		Amount	Value

Chile — 4.2%

Government of Chile, 3.00%, 1/1/15(1)	CLP	3,757,676,600	$7,764,229
Government of Chile, 6.00%, 1/1/18	CLP	12,520,000,000	26,527,732
Government of Chile, 6.00%, 3/1/18	CLP	4,975,000,000	10,541,172

Total Chile			$44,833,133

Georgia — 0.3%

Bank of Georgia Promissory Note, 7.00%, 5/18/12	USD	3,100,000	$3,120,014

Total Georgia			$3,120,014

Germany — 3.7%

Bundesrepublik Deutschland, 4.00%, 1/4/37	EUR	23,400,000	$39,026,324

Total Germany			$39,026,324

Mexico — 0.1%

Mexican Bonos, 8.00%, 12/19/13	MXN	17,430,000	$1,399,918

Total Mexico			$1,399,918

Philippines — 1.5%

Philippine Government Bond, 5.75%, 2/21/12	PHP	275,970,000	$6,557,878
Philippine Government International Bond, 6.25%, 1/14/36	PHP	417,000,000	9,533,793

Total Philippines			$16,091,671

Serbia — 5.3%

Serbia Treasury Bill, 0.00%, 9/6/12	RSD	2,967,000,000	$36,773,724
Serbia Treasury Bill, 0.00%, 10/5/12	RSD	88,910,000	1,091,044
Serbia Treasury Bill, 0.00%, 10/25/12	RSD	83,740,000	1,020,509
Serbia Treasury Bill, 0.00%, 2/21/13	RSD	1,315,000,000	15,370,949
Serbia Treasury Bill, 0.00%, 4/4/13	RSD	47,530,000	548,241
Serbia Treasury Bill, 0.00%, 7/4/13	RSD	155,420,000	1,742,386

Total Serbia			$56,546,853

South Africa — 1.6%

Republic of South Africa, 2.75%, 1/31/22(1)	ZAR	58,800,253	$7,634,289
South Africa Government Bond – CPI Linked, 2.50%, 1/31/17(1)	ZAR	34,924,489	4,717,101
South Africa Government Bond – CPI Linked, 2.60%, 3/31/28(1)	ZAR	28,509,309	3,589,037
South Africa Government Bond – CPI Linked, 5.50%, 12/7/23(1)	ZAR	5,178,250	843,151

Total South Africa			$16,783,578

Sri Lanka — 0.1%

Republic of Sri Lanka, 6.25%, 10/4/20(2)	USD	1,040,000	$1,063,400

Total Sri Lanka			$1,063,400

Turkey — 6.8%

Turkey Government Bond, 0.00%, 11/7/12	TRY	52,915,000	$27,138,028
Turkey Government Bond, 3.00%, 1/6/21(1)	TRY	48,574,290	27,673,941
Turkey Government Bond, 4.00%, 4/1/20(1)	TRY	11,589,240	7,028,647
Turkey Government Bond, 8.00%, 10/9/13	TRY	18,900,000	10,468,531

Total Turkey			$72,309,147

Venezuela — 1.8%

Bolivarian Republic of Venezuela, 7.00%, 3/31/38(3)	USD	28,233,000	$16,304,558
Bolivarian Republic of Venezuela, 9.25%, 5/7/28(3)	USD	4,816,900	3,227,323

Total Venezuela			$19,531,881

Total Foreign Government Bonds
(identified cost $272,140,786)			$270,705,919

Precious Metals — 6.0%

Description		Troy Ounces	Value

Gold(4)		20,797	$35,749,012
Platinum(4)		17,693	28,322,114

Total Precious Metals
(identified cost $67,270,967)			$64,071,126

Interest Rate Swaptions — 0.1%

	Expiration	Notional
Description	Date	Amount	Value

Options to receive 3-month USD-LIBOR-BBA Rate and pay 4.60%	8/26/14	$24,000,000	$1,106,880

Total Interest Rate Swaptions
(identified cost $1,495,200)			$1,106,880

See Notes to Consolidated Financial Statements.
20

Global Macro Absolute Return Advantage Portfolio

October 31, 2011

Consolidated Portfolio of Investments — continued

Put Options Purchased — 0.2%

	Number of	Strike		Expiration
Description	Contracts	Price		Date	Value

KOSPI 200 Index	78,814,000	KRW	235	2/9/12	$600,463
KOSPI 200 Index	27,745,000	KRW	200	10/11/12	208,721
KOSPI 200 Index	66,800,000	KRW	200	12/13/12	556,979
Light Sweet Crude Oil Future 12/11	6	USD	80	11/15/11	1,680

Total Put Options Purchased
(identified cost $1,745,618)					$1,367,843

Short-Term Investments — 67.5%

Foreign Government Securities — 41.2%

		Principal
		Amount
Security		(000’s omitted)	Value

Brazil — 0.9%

Letras Do Tesouro Nacional, 0.00%, 4/1/12	BRL	17,957	$10,016,070

Total Brazil			$10,016,070

Chile — 0.0%(5)

Banco Central de Chile, 0.00%, 1/18/12	CLP	145,000	$293,318

Total Chile			$293,318

Georgia — 1.0%

Bank of Georgia Promissory Note, 7.00%, 2/22/12	USD	1,500	$1,509,265
Bank of Georgia Promissory Note, 7.00%, 3/9/12	USD	1,800	1,811,545
Bank of Georgia Promissory Note, 7.00%, 4/9/12	USD	1,800	1,811,706
Bank of Georgia Promissory Note, 7.00%, 6/18/12	USD	3,300	3,321,626
Bank of Georgia Promissory Note, 9.00%, 12/7/11	USD	1,850	1,860,365

Total Georgia			$10,314,507

Hong Kong — 4.8%

Hong Kong Treasury Bill, 0.00%, 11/2/11	HKD	30,500	$3,926,439
Hong Kong Treasury Bill, 0.00%, 11/9/11	HKD	87,500	11,263,742
Hong Kong Treasury Bill, 0.00%, 11/16/11	HKD	31,500	4,054,247
Hong Kong Treasury Bill, 0.00%, 11/23/11	HKD	27,000	3,474,351
Hong Kong Treasury Bill, 0.00%, 11/30/11	HKD	43,500	5,598,787
Hong Kong Treasury Bill, 0.00%, 12/7/11	HKD	61,000	7,847,586
Hong Kong Treasury Bill, 0.00%, 12/21/11	HKD	35,000	4,504,460
Hong Kong Treasury Bill, 0.00%, 1/11/12	HKD	32,500	4,181,367
Hong Kong Treasury Bill, 0.00%, 1/18/12	HKD	15,000	1,931,012
Hong Kong Treasury Bill, 0.00%, 1/26/12	HKD	34,000	4,374,007

Total Hong Kong			$51,155,998

Indonesia — 0.1%

Indonesia Treasury Bill, 0.00%, 1/19/12	IDR	3,800,000	$424,628
Indonesia Treasury Bill, 0.00%, 2/9/12	IDR	6,108,000	681,335

Total Indonesia			$1,105,963

Israel — 0.3%

Israel Treasury Bill, 0.00%, 2/29/12	ILS	11,854	$3,243,254

Total Israel			$3,243,254

Kazakhstan — 1.0%

Kazakhstan National Bank, 0.00%, 11/4/11	KZT	410,594	$2,774,708
Kazakhstan National Bank, 0.00%, 11/25/11	KZT	1,111,230	7,507,054
Kazakhstan National Bank, 0.00%, 3/4/12	KZT	17,124	115,286

Total Kazakhstan			$10,397,048

Malaysia — 13.9%

Bank Negara Monetary Note, 0.00%, 11/1/11	MYR	54,019	$17,606,399
Bank Negara Monetary Note, 0.00%, 11/10/11	MYR	15,840	5,157,608
Bank Negara Monetary Note, 0.00%, 11/15/11	MYR	39,008	12,701,067
Bank Negara Monetary Note, 0.00%, 11/17/11	MYR	86,634	28,203,800
Bank Negara Monetary Note, 0.00%, 11/24/11	MYR	29,688	9,659,727
Bank Negara Monetary Note, 0.00%, 12/8/11	MYR	28,247	9,181,358
Bank Negara Monetary Note, 0.00%, 12/15/11	MYR	39,896	12,960,305
Bank Negara Monetary Note, 0.00%, 12/22/11	MYR	20,413	6,627,356
Bank Negara Monetary Note, 0.00%, 1/10/12	MYR	99,424	32,232,688
Bank Negara Monetary Note, 0.00%, 1/12/12	MYR	41,518	13,457,631

Total Malaysia			$147,787,939

Mexico — 4.5%

Mexico Treasury Bill, 0.00%, 11/3/11	MXN	110,343	$8,278,830
Mexico Treasury Bill, 0.00%, 11/10/11	MXN	80,529	6,037,726
Mexico Treasury Bill, 0.00%, 11/17/11	MXN	441,000	33,037,773

Total Mexico			$47,354,329

Philippines — 2.4%

Philippine Treasury Bill, 0.00%, 11/2/11	PHP	192,330	$4,510,825
Philippine Treasury Bill, 0.00%, 11/9/11	PHP	7,530	176,538
Philippine Treasury Bill, 0.00%, 11/23/11	PHP	38,160	893,875

See Notes to Consolidated Financial Statements.
21

Global Macro Absolute Return Advantage Portfolio

October 31, 2011

Consolidated Portfolio of Investments — continued

		Principal
		Amount
Security		(000’s omitted)	Value

Philippines (continued)

Philippine Treasury Bill, 0.00%, 12/7/11	PHP	171,350	$4,010,029
Philippine Treasury Bill, 0.00%, 1/11/12	PHP	234,300	5,481,001
Philippine Treasury Bill, 0.00%, 1/25/12	PHP	50,310	1,176,028
Philippine Treasury Bill, 0.00%, 2/8/12	PHP	27,290	637,700
Philippine Treasury Bill, 0.00%, 2/22/12	PHP	129,540	3,026,595
Philippine Treasury Bill, 0.00%, 3/7/12	PHP	207,270	4,838,123
Philippine Treasury Bill, 0.00%, 8/22/12	PHP	45,450	1,053,221

Total Philippines			$25,803,935

Romania — 5.5%

Romania Treasury Bill, 0.00%, 11/9/11	RON	6,480	$2,064,229
Romania Treasury Bill, 0.00%, 12/14/11	RON	5,400	1,710,610
Romania Treasury Bill, 0.00%, 12/28/11	RON	8,490	2,681,629
Romania Treasury Bill, 0.00%, 3/21/12	RON	38,710	12,045,808
Romania Treasury Bill, 0.00%, 4/11/12	RON	39,760	12,320,523
Romania Treasury Bill, 0.00%, 5/2/12	RON	49,540	15,314,506
Romania Treasury Bill, 0.00%, 6/20/12	RON	16,140	4,944,528
Romania Treasury Bill, 0.00%, 7/11/12	RON	14,840	4,528,179
Romania Treasury Bill, 0.00%, 8/16/12	RON	9,840	2,976,157

Total Romania			$58,586,169

Serbia — 3.0%

Serbia Treasury Bill, 0.00%, 2/14/12	RSD	250,000	$3,315,074
Serbia Treasury Bill, 0.00%, 3/22/12	RSD	998,960	13,088,943
Serbia Treasury Bill, 0.00%, 4/26/12	RSD	417,930	5,413,188
Serbia Treasury Bill, 0.00%, 6/7/12	RSD	213,200	2,722,766
Serbia Treasury Bill, 0.00%, 7/6/12	RSD	608,760	7,705,204

Total Serbia			$32,245,175

South Korea — 1.7%

Korea Monetary Stabilization Bond, 0.00%, 11/8/11	KRW	7,732,790	$6,972,871
Korea Monetary Stabilization Bond, 0.00%, 11/15/11	KRW	4,733,930	4,265,610
Korea Monetary Stabilization Bond, 0.00%, 11/22/11	KRW	2,762,290	2,487,554
Korea Monetary Stabilization Bond, 0.00%, 12/14/11	KRW	1,952,030	1,754,188
Korea Monetary Stabilization Bond, 0.00%, 1/17/12	KRW	3,025,530	2,710,404

Total South Korea			$18,190,627

Turkey — 2.1%

Turkey Government Bond, 0.00%, 11/16/11	TRY	40,102	$22,587,411

Total Turkey			$22,587,411

Total Foreign Government Securities
(identified cost $447,934,095)			$439,081,743

U.S. Treasury Obligations — 5.8%

		Principal
		Amount
Security		(000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 11/10/11(6)		$38,632	$38,631,923
U.S. Treasury Bill, 0.00%, 11/17/11(6)		22,936	22,935,662

Total U.S. Treasury Obligations
(identified cost $61,567,828)			$61,567,585

Repurchase Agreements — 12.0%

		Principal
		Amount
Description		(000’s omitted)	Value

Bank of America:
Dated 10/20/11 with a maturity date of 1/11/12, an interest rate of 0.73% and repurchase proceeds of EUR 3,931,488, collateralized by EUR 4,000,000 Spain Government Bond 4.60%, due 7/30/19 and a market value, including accrued interest, of $5,396,112.	EUR	3,925	$5,431,299
Dated 10/21/11 with a maturity date of 11/22/11, an interest rate of 0.48% and repurchase proceeds of EUR 4,078,322, collateralized by EUR 4,000,000 Government of France 4.00%, due 10/25/38 and a market value, including accrued interest, of $5,642,751.	EUR	4,077	5,641,068
Dated 10/27/11 with a maturity date of 11/10/11, an interest rate of 0.84% and repurchase proceeds of EUR 14,085,846, collateralized by EUR 12,800,000 Government of France 3.75%, due 4/25/17 and a market value, including accrued interest, of $19,374,219.	EUR	14,083	19,486,039

See Notes to Consolidated Financial Statements.
22

Global Macro Absolute Return Advantage Portfolio

October 31, 2011

Consolidated Portfolio of Investments — continued

		Principal
		Amount
Description		(000’s omitted)	Value

Bank of America: (continued)

Dated 10/27/11 with a maturity date of 11/22/11, an interest rate of 0.72% and repurchase proceeds of EUR 15,951,412, collateralized by EUR 15,340,000 Government of France 4.00%, due 10/25/38 and a market value, including accrued interest, of $21,639,952.	EUR	15,944	$22,062,261
Dated 10/31/11 with a maturity date of 12/5/11, an interest rate of 0.47% and repurchase proceeds of EUR 7,167,055, collateralized by EUR 6,550,000 Government of France 3.75%, due 4/25/17 and a market value, including accrued interest, of $9,914,151.	EUR	7,164	9,912,913
Citibank:
Dated 8/2/11 with a maturity date of 11/7/11, an interest rate of 0.95% and repurchase proceeds of EUR 1,385,929, collateralized by EUR 1,400,000 Belgium Kingdom Government Bond 3.75%, due 9/28/20 and a market value, including accrued interest, of $1,881,264.	EUR	1,383	1,912,965
Dated 10/27/11 with a maturity date of 11/25/11, an interest rate of 0.48% and repurchase proceeds of EUR 25,442,827, collateralized by EUR 24,875,000 Government of France 4.00%, due 10/25/38 and a market value, including accrued interest, of $35,090,861.	EUR	25,435	35,193,978
Dated 10/31/11 with a maturity date of 11/28/11, an interest rate of 0.68% and repurchase proceeds of EUR 13,188,125, collateralized by EUR 13,660,000 Belgium Kingdom Government Bond 3.75%, due 9/28/20 and a market value, including accrued interest, of $18,355,758.	EUR	13,182	18,239,795
Dated 10/31/11 with a maturity date of 12/5/11, an interest rate of 0.48% and repurchase proceeds of EUR 7,082,421, collateralized by EUR 6,480,000 Government of France 3.75%, due 4/25/17 and a market value, including accrued interest, of $9,808,198.	EUR	7,079	9,795,766

Total Repurchase Agreements
(identified cost $129,666,293)			$127,676,084

Other Securities — 8.5%

		Interest
Description		(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(7)		$91,158	$91,157,558

Total Other Securities
(identified cost $91,157,558)			$91,157,558

Total Short-Term Investments
(identified cost $730,325,774)			$719,482,970

Total Investments — 99.2%
(identified cost $1,072,978,345)			$1,056,734,738

Other Assets, Less Liabilities — 0.8%			$9,008,527

Net Assets — 100.0%			$1,065,743,265

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

BRL	- Brazilian Real
CLP	- Chilean Peso
EUR	- Euro
HKD	- Hong Kong Dollar
IDR	- Indonesian Rupiah
ILS	- Israeli Shekel
KRW	- South Korean Won
KZT	- Kazak Tenge
MXN	- Mexican Peso
MYR	- Malaysian Ringgit
PHP	- Philippine Peso
RON	- Romanian Leu
RSD	- Serbian Dinar
TRY	- New Turkish Lira
USD	- United States Dollar
ZAR	- South African Rand

(1)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(2)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2011, the aggregate value of these securities is $1,063,400 or 0.1% of the Portfolio’s net assets.

(3)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(4)	Non-income producing.

See Notes to Consolidated Financial Statements.
23

Global Macro Absolute Return Advantage Portfolio

October 31, 2011

Consolidated Portfolio of Investments — continued

(5)	Amount is less than 0.05%.

(6)	Security (or a portion thereof) has been pledged to cover collateral requirements on open financial contracts.

(7)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2011.

Securities Sold Short

Foreign Government Bonds

		Principal
		Amount
Security		(000’s omitted)	Value

Belgium

Belgium Kingdom Government Bond, 3.75%, 9/28/20	EUR	(15,060)	$(20,164,229)

Total Belgium			$(20,164,229)

France

Government of France, 3.75%, 4/25/17	EUR	(25,830)	$(38,398,885)
Government of France, 4.00%, 10/25/38	EUR	(44,215)	(62,326,631)

Total France			$(100,725,516)

Spain

Spain Government Bond, 4.60%, 7/30/19	EUR	(4,000)	$(5,330,544)

Total Spain			$(5,330,544)

Total Foreign Government Bonds
(proceeds $128,346,771)			$(126,220,289)

Total Securities Sold Short
(proceeds $128,346,771)			$(126,220,289)

See Notes to Consolidated Financial Statements.
24

Global Macro Absolute Return Advantage Portfolio

October 31, 2011

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2011

Investments —
Securities of unaffiliated issuers, at value (identified cost, $914,549,820)	$901,506,054
Affiliated investment, at value (identified cost, $91,157,558)	91,157,558
Precious metals, at value (identified cost, $67,270,967)	64,071,126

Total Investments, at value (identified cost, $1,072,978,345)	$1,056,734,738

Cash	$10,714,883
Foreign currency — Yuan Renminbi, at value (identified cost, $117,461,394)	118,934,693
Interest receivable	3,410,483
Interest receivable from affiliated investment	7,926
Receivable for investments sold	72,577,836
Receivable for variation margin on open futures contracts	739,393
Receivable for open forward commodity contracts	447,630
Receivable for open forward foreign currency exchange contracts	15,921,212
Receivable for closed forward foreign currency exchange contracts	1,096,445
Receivable for open swap contracts	5,002,352
Premium paid on open swap contracts	13,209,826

Total assets	$1,298,797,417

Liabilities

Payable for investments purchased	$90,776,094
Payable for securities sold short, at value (proceeds, $128,346,771)	126,220,289
Payable for open forward commodity contracts	1,485,755
Payable for open forward foreign currency exchange contracts	5,079,185
Payable for closed forward foreign currency exchange contracts	25,339
Payable for open swap contracts	4,658,361
Payable for closed swap contracts	221,634
Premium received on open swap contracts	429,640
Due to custodian — foreign currency, at value (identified cost, $2,015,636)	2,001,455
Payable to affiliates:
Investment adviser fee	870,388
Trustees’ fees	2,464
Interest payable for securities sold short	895,856
Accrued expenses	387,692

Total liabilities	$233,054,152

Net Assets applicable to investors’ interest in Portfolio	$1,065,743,265

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$1,066,437,282
Net unrealized depreciation	(694,017)

Total	$1,065,743,265

See Notes to Consolidated Financial Statements.
25

Global Macro Absolute Return Advantage Portfolio

October 31, 2011

Consolidated Statement of Operations

Year Ended
Investment Income	October 31, 2011

Interest (net of foreign taxes, $499,165)	$27,065,557
Interest allocated from affiliated investment	136,238
Expenses allocated from affiliated investment	(11,362)

Total investment income	$27,190,433

Expenses

Investment adviser fee	$7,552,836
Trustees’ fees and expenses	23,994
Custodian fee	1,289,097
Legal and accounting services	166,860
Interest expense on securities sold short	1,890,710
Miscellaneous	58,629

Total expenses	$10,982,126

Deduct —
Reduction of custodian fee	$1,140

Total expense reductions	$1,140

Net expenses	$10,980,986

Net investment income	$16,209,447

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (including a gain of $499,945 from precious metals)	$(5,054,637)
Investment transactions allocated from affiliated investment	2,654
Written options	95,099
Futures contracts	(977,309)
Swap contracts	1,911,521
Forward commodity contracts	(2,220,570)
Foreign currency and forward foreign currency exchange contract transactions	(8,433,724)

Net realized loss	$(14,676,966)

Change in unrealized appreciation (depreciation) —
Investments (including net decrease of $3,298,091 from precious metals)	$(19,117,868)
Securities sold short	2,126,482
Futures contracts	2,067,433
Swap contracts	1,448,300
Forward commodity contracts	(1,038,125)
Foreign currency and forward foreign currency exchange contracts	12,717,427

Net change in unrealized appreciation (depreciation)	$(1,796,351)

Net realized and unrealized loss	$(16,473,317)

Net decrease in net assets from operations	$(263,870)

See Notes to Consolidated Financial Statements.
26

Global Macro Absolute Return Advantage Portfolio

October 31, 2011

Consolidated Statements of Changes in Net Assets

	Year Ended	Period Ended
Increase (Decrease) in Net Assets	October 31, 2011	October 31, 2010(1)

From operations —
Net investment income	$16,209,447	$307,661
Net realized loss from investment transactions, written options, futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(14,676,966)	(712,605)
Net change in unrealized appreciation (depreciation) from investments, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	(1,796,351)	1,102,334

Net increase (decrease) in net assets from operations	$(263,870)	$697,390

Capital transactions —
Contributions	$961,628,976	$205,056,318
Withdrawals	(78,026,445)	(23,454,104)

Net increase in net assets from capital transactions	$883,602,531	$181,602,214

Net increase in net assets	$883,338,661	$182,299,604

Net Assets

At beginning of period	$182,404,604	$105,000

At end of period	$1,065,743,265	$182,404,604

(1)	For the period from the start of business, August 31, 2010, to October 31, 2010.

See Notes to Consolidated Financial Statements.
27

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Consolidated Supplementary Data

	Year Ended		Period Ended
Ratios/Supplemental Data	October 31, 2011		October 31, 2010(1)

Ratios (as a percentage of average daily net assets):
Expenses(2)	1.42	%(3)	1.47	%(4)
Net investment income	2.10%		1.30	%(4)
Portfolio Turnover	50%		7	%(5)

Total Return	0.45%		0.63	%(5)

Net assets, end of period (000’s omitted)	$1,065,743		$182,405

(1)	For the period from the start of business, August 31, 2010, to October 31, 2010.
(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(3)	Includes interest expense on securities sold short of 0.25%.
(4)	Annualized.
(5)	Not annualized.

See Notes to Consolidated Financial Statements.
28

Global Macro Absolute Return Advantage Portfolio

October 31, 2011

Notes to Consolidated Financial Statements

1 Significant Accounting Policies

Global Macro Absolute Return Advantage Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. Total return is defined as income plus capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2011, Eaton Vance Global Macro Absolute Return Advantage Fund, Eaton Vance Strategic Income Fund, Eaton Vance Multi-Strategy Absolute Return Fund and Eaton Vance International (Cayman Islands) Strategic Income Fund held an interest of 79.3%, 9.3%, 9.1% and 2.2%, respectively in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GMAP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2011 were $79,639,099 or 7.5% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued based on the price of the underlying futures or forward contract provided by the exchange on which the underlying instruments are traded or if unavailable, based on forward rates provided by broker/dealers. Interest rate swaps, cross-currency swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by the counterparty, so determined using the same techniques as those employed by the pricing service. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

29

Global Macro Absolute Return Advantage Portfolio

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Notes to Consolidated Financial Statements — continued

C Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed since the start of business on August 31, 2010 to October 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, commodity or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodity futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodity futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J Forward Foreign Currency Exchange and Forward Commodity Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Unrealized and realized gains and losses on forward commodity contracts, which are entered into for the purchase or sale of a specific commodity at a fixed price on a future date, are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar.

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Global Macro Absolute Return Advantage Portfolio

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Notes to Consolidated Financial Statements — continued

K Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

M Interest Rate Swaps — Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

N Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

O Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 8. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

P Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into an interest rate swap, at preset terms, with the seller on the expiration date of the contract. The Portfolio pays a premium to the writer, which is recorded as an investment and subsequently marked to market to reflect the current value of the swaption. Premiums paid for swaptions that expire are

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Global Macro Absolute Return Advantage Portfolio

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Notes to Consolidated Financial Statements — continued

treated as realized losses. Premiums paid for swaptions that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying swap transaction to determine the realized gain or loss. The writer of the swaption bears the risk of unfavorable changes in the preset rate of the underlying interest rate swap. The Portfolio’s risk is limited to the premium paid.

Q Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked to market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

R Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. Until the security is replaced, the Portfolio is required to repay the lender any interest, which accrues during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest payable on securities sold short is recorded as an expense.

2 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 1.00% of its respective average daily net assets up to $500 million, 0.95% from $500 million but less than $1 billion, 0.925% from $1 billion but less than $2.5 billion, 0.90% from $2.5 billion but less than $5 billion, and 0.88% of average daily net assets of $5 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2011, the Portfolio’s investment adviser fee totaled $7,552,836 or 0.98% of the Portfolio’s consolidated average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and securities sold short, for the year ended October 31, 2011 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$340,702,532	$36,710,718
U.S. Government Securities	5,508,375	54,183,112

	$346,210,907	$90,893,830

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Notes to Consolidated Financial Statements — continued

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,073,728,440

Gross unrealized appreciation	$4,942,273
Gross unrealized depreciation	(21,935,975)

Net unrealized depreciation	$(16,993,702)

The net unrealized appreciation on securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts at October 31, 2011 on a federal income tax basis was $4,498,445.

5 Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward commodity contracts, forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2011 is as follows:

Forward Commodity Contracts(1)
Sales
				Net Unrealized
				Appreciation
Settlement Date	Deliver	In Exchange For	Counterparty	(Depreciation)

12/28/11	Gold 3,727 Troy Ounces	United States Dollar 6,851,911	Citigroup Global Markets	$447,630
2/29/12	Gold 3,113 Troy Ounces	United States Dollar 5,151,108	Citigroup Global Markets	(200,690)
4/26/12	Gold 4,661 Troy Ounces	United States Dollar 6,729,830	Citigroup Global Markets	(1,285,065)

				$(1,038,125)

(1)	Non-deliverable contracts that are settled with the counterparty in cash.

Forward Foreign Currency Exchange Contracts
Sales
				Net Unrealized
				Appreciation
Settlement Date	Deliver	In Exchange For	Counterparty	(Depreciation)

11/1/11	New Turkish Lira 36,394,380	United States Dollar 20,702,150	Nomura International PLC	$121,750
11/2/11	Hong Kong Dollar 30,500,000	United States Dollar 3,927,654	Standard Chartered Bank	1,694

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Sales
				Net Unrealized
				Appreciation
Settlement Date	Deliver	In Exchange For	Counterparty	(Depreciation)

11/3/11	Euro 780,760	United States Dollar 1,105,277	Citigroup Global Markets	$24,950
11/7/11	Croatian Kuna 20,688,620	Euro 2,745,670	Barclays Bank PLC	(18,177)
11/7/11	Japanese Yen 951,712,500	United States Dollar 12,402,425	Goldman Sachs, Inc.	227,977
11/9/11	New Taiwan Dollar 288,578,000	United States Dollar 9,950,966	Bank of America	307,364
11/10/11	New Taiwan Dollar 105,306,000	United States Dollar 3,641,916	Bank of America	122,942
11/10/11	New Taiwan Dollar 112,526,000	United States Dollar 3,892,286	Barclays Bank PLC	132,044
11/10/11	New Taiwan Dollar 105,306,000	United States Dollar 3,641,916	Credit Suisse	122,942
11/10/11	New Taiwan Dollar 46,300,000	United States Dollar 1,597,213	Nomura International PLC	50,022
11/16/11	South African Rand 193,198,235	United States Dollar 26,033,989	Credit Suisse	1,738,783
11/17/11	Croatian Kuna 17,109,338	Euro 2,279,118	Barclays Bank PLC	(233)
11/18/11	Croatian Kuna 8,149,000	Euro 1,084,725	Credit Suisse	(1,064)
11/18/11	Euro 17,798,708	United States Dollar 24,668,653	Deutsche Bank	44,568
11/18/11	Euro 1,995,013	United States Dollar 2,771,073	Deutsche Bank	11,021
11/18/11	Euro 83,574,971	United States Dollar 115,990,359	Goldman Sachs, Inc.	366,394
11/21/11	New Taiwan Dollar 93,710,000	United States Dollar 3,182,003	Citigroup Global Markets	51,565
11/21/11	New Taiwan Dollar 77,572,000	United States Dollar 2,634,024	Credit Suisse	42,685
11/21/11	New Taiwan Dollar 88,470,000	United States Dollar 3,085,912	Deutsche Bank	130,518
11/21/11	New Taiwan Dollar 99,190,000	United States Dollar 3,325,399	Nomura International PLC	11,897
11/21/11	New Taiwan Dollar 93,718,000	United States Dollar 3,181,735	Standard Chartered Bank	51,029
11/29/11	South African Rand 23,955,858	United States Dollar 3,276,553	Goldman Sachs, Inc.	269,871
11/30/11	New Taiwan Dollar 185,737,000	United States Dollar 6,134,388	Credit Suisse	(68,590)
11/30/11	New Taiwan Dollar 142,640,000	United States Dollar 4,934,786	Deutsche Bank	171,100
11/30/11	New Taiwan Dollar 132,160,000	United States Dollar 4,583,319	Deutsche Bank	169,629

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Sales
				Net Unrealized
				Appreciation
Settlement Date	Deliver	In Exchange For	Counterparty	(Depreciation)

11/30/11	New Taiwan Dollar 185,737,000	United States Dollar 6,131,350	Goldman Sachs, Inc.	$(71,627)
11/30/11	New Taiwan Dollar 34,000,000	United States Dollar 1,140,174	Nomura International PLC	4,691
11/30/11	New Taiwan Dollar 167,071,000	United States Dollar 5,519,724	Nomura International PLC	(59,874)
11/30/11	New Taiwan Dollar 135,000,000	United States Dollar 4,455,004	Standard Chartered Bank	(53,532)
11/30/11	New Taiwan Dollar 167,078,000	United States Dollar 5,515,035	Standard Chartered Bank	(64,796)
11/30/11	South African Rand 106,067,963	United States Dollar 13,476,991	Nomura International PLC	166,463
12/1/11	Malaysian Ringgit 21,609,000	United States Dollar 7,209,970	Citigroup Global Markets	197,112
12/1/11	Malaysian Ringgit 18,363,000	United States Dollar 6,128,354	Deutsche Bank	168,934
12/1/11	Malaysian Ringgit 21,609,000	United States Dollar 7,210,210	HSBC Bank USA	197,352
12/5/11	Euro 58,355,960	United States Dollar 82,048,480	Deutsche Bank	1,327,105
12/5/11	Euro 38,900,000	United States Dollar 54,682,897	Goldman Sachs, Inc.	874,143
12/5/11	New Taiwan Dollar 141,860,000	United States Dollar 4,664,146	Barclays Bank PLC	(73,873)
12/5/11	New Taiwan Dollar 163,830,000	United States Dollar 5,385,602	Standard Chartered Bank	(86,200)
12/7/11	South African Rand 27,635,352	United States Dollar 3,890,221	Nomura International PLC	425,818
12/8/11	Euro 30,581,710	United States Dollar 42,429,523	Bank of America	127,774
12/15/11	South African Rand 51,013,507	United States Dollar 6,872,264	Standard Bank	484,632
12/19/11	Croatian Kuna 22,333,800	Euro 2,966,528	Deutsche Bank	2,677
12/19/11	New Taiwan Dollar 57,202,000	United States Dollar 1,902,991	Bank of America	(8,771)
12/19/11	New Taiwan Dollar 180,981,000	United States Dollar 6,018,456	Bank of America	(30,153)
12/19/11	New Taiwan Dollar 62,536,000	United States Dollar 2,081,134	Barclays Bank PLC	(8,896)
12/19/11	New Taiwan Dollar 161,449,000	United States Dollar 5,369,998	Barclays Bank PLC	(25,827)
12/19/11	New Taiwan Dollar 57,202,000	United States Dollar 1,903,307	Standard Chartered Bank	(8,454)
12/19/11	New Taiwan Dollar 140,462,000	United States Dollar 4,671,012	Standard Chartered Bank	(23,402)

35

Global Macro Absolute Return Advantage Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Sales
				Net Unrealized
				Appreciation
Settlement Date	Deliver	In Exchange For	Counterparty	(Depreciation)

12/22/11	South African Rand 21,285,115	United States Dollar 2,747,636	Goldman Sachs, Inc.	$85,158
1/6/12	Malaysian Ringgit 2,634,000	United States Dollar 857,785	Nomura International PLC	4,198
1/6/12	Malaysian Ringgit 2,326,000	United States Dollar 757,482	Standard Chartered Bank	3,707
1/23/12	Croatian Kuna 24,042,000	Euro 3,182,685	Barclays Bank PLC	6,494
1/30/12	Russian Ruble 215,635,000	United States Dollar 7,021,318	Barclays Bank PLC	12,067
1/30/12	Russian Ruble 61,905,000	United States Dollar 2,013,662	Citigroup Global Markets	1,430
1/30/12	Russian Ruble 47,460,000	United States Dollar 1,544,419	Standard Chartered Bank	1,724
2/23/12	Croatian Kuna 11,764,000	Euro 1,556,702	Barclays Bank PLC	9,081
2/29/12	Israeli Shekel 11,854,000	United States Dollar 3,241,455	Deutsche Bank	(18,246)
3/26/12	Croatian Kuna 13,635,200	Euro 1,793,067	Deutsche Bank	2,565
4/3/12	Brazilian Real 5,061,000	United States Dollar 3,007,130	Deutsche Bank	147,485
4/3/12	Brazilian Real 5,060,000	United States Dollar 3,008,323	Nomura International PLC	149,243
4/3/12	Brazilian Real 1,572,000	United States Dollar 947,273	Standard Bank	59,037
4/3/12	Brazilian Real 6,264,000	United States Dollar 3,733,015	Standard Chartered Bank	193,633
4/25/12	Croatian Kuna 39,087,000	Euro 5,130,874	Deutsche Bank	14,949
4/27/12	Russian Ruble 66,032,000	United States Dollar 2,120,829	Barclays Bank PLC	3,425
4/27/12	Russian Ruble 121,705,000	United States Dollar 3,908,945	Credit Suisse	6,312
4/27/12	Russian Ruble 137,263,000	United States Dollar 4,407,735	Standard Chartered Bank	6,214
5/30/12	Croatian Kuna 13,416,000	Euro 1,752,809	Credit Suisse	1,366
7/30/12	Russian Ruble 65,155,000	United States Dollar 2,063,500	Citigroup Global Markets	3,596
7/30/12	Russian Ruble 115,865,000	United States Dollar 3,669,517	Credit Suisse	6,394
7/30/12	Russian Ruble 143,980,000	United States Dollar 4,560,263	Nomura International PLC	8,272
10/29/12	Russian Ruble 122,527,000	United States Dollar 3,826,278	Deutsche Bank	4,522

36

Global Macro Absolute Return Advantage Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Sales
				Net Unrealized
				Appreciation
Settlement Date	Deliver	In Exchange For	Counterparty	(Depreciation)

10/29/12	Russian Ruble 141,195,000	United States Dollar 4,408,211	HSBC Bank USA	$4,178
10/29/12	Russian Ruble 61,278,000	United States Dollar 1,913,144	Standard Chartered Bank	1,813
11/7/12	New Turkish Lira 21,000,000	United States Dollar 10,649,087	Barclays Bank PLC	(354,352)

				$7,908,242

Purchases
				Net Unrealized
				Appreciation
Settlement Date	In Exchange For	Deliver	Counterparty	(Depreciation)

11/1/11	New Turkish Lira 36,394,380	United States Dollar 20,830,546	BNP Paribas SA	$(250,146)
11/2/11	New Turkish Lira 10,173,666	United States Dollar 5,787,977	Credit Suisse	(36,235)
11/2/11	New Turkish Lira 36,394,380	United States Dollar 20,697,441	Nomura International PLC	(121,664)
11/3/11	Swedish Krona 120,311,550	Euro 13,164,630	Nomura International PLC	243,206
11/3/11	Swedish Krona 117,729,940	Euro 12,733,618	Standard Chartered Bank	443,505
11/7/11	Polish Zloty 13,148,018	Croatian Kuna 22,488,370	Deutsche Bank	(17,328)
11/7/11	Polish Zloty 13,018,069	Euro 2,947,198	Bank of America	13,234
11/7/11	Polish Zloty 36,912,060	Euro 8,323,650	Standard Bank	83,154
11/7/11	Serbian Dinar 1,110,657,000	Euro 10,805,108	Citigroup Global Markets	250,702
11/8/11	Indonesian Rupiah 20,677,992,000	United States Dollar 2,428,420	Bank of America	(93,612)
11/8/11	Indonesian Rupiah 18,625,543,000	United States Dollar 2,186,353	Barclays Bank PLC	(83,293)
11/8/11	Indonesian Rupiah 18,625,543,000	United States Dollar 2,186,738	BNP Paribas SA	(83,678)
11/8/11	Indonesian Rupiah 20,692,930,000	United States Dollar 2,430,174	Citigroup Global Markets	(93,679)
11/8/11	Indonesian Rupiah 20,677,992,000	United States Dollar 2,428,420	Credit Suisse	(93,612)
11/9/11	Romanian Leu 11,194,800	Euro 2,585,106	Standard Bank	(9,666)
11/9/11	Hong Kong Dollar 30,500,000	United States Dollar 3,927,780	Standard Chartered Bank	(1,673)

37

Global Macro Absolute Return Advantage Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Purchases
				Net Unrealized
				Appreciation
Settlement Date	In Exchange For	Deliver	Counterparty	(Depreciation)

11/9/11	Indian Rupee 623,030,000	United States Dollar 13,461,663	Nomura International PLC	$(688,853)
11/9/11	Indonesian Rupiah 23,880,000,000	United States Dollar 2,779,977	Standard Chartered Bank	(83,819)
11/9/11	Singapore Dollar 19,869,000	United States Dollar 16,453,296	Goldman Sachs, Inc.	(618,929)
11/10/11	New Turkish Lira 586,749	United States Dollar 331,703	Bank of America	(576)
11/14/11	Indian Rupee 246,770,000	United States Dollar 5,310,593	Goldman Sachs, Inc.	(257,662)
11/14/11	Singapore Dollar 8,364,000	United States Dollar 6,786,758	Standard Chartered Bank	(121,175)
11/14/11	South Korean Won 7,611,000,000	United States Dollar 6,437,180	Credit Suisse	411,432
11/14/11	South Korean Won 9,391,000,000	United States Dollar 7,942,657	Standard Chartered Bank	507,655
11/14/11	South Korean Won 9,296,000,000	United States Dollar 7,862,641	State Street Bank and Trust Co.	502,187
11/14/11	Yuan Renminbi 6,300,000	United States Dollar 989,695	Goldman Sachs, Inc.	1,754
11/15/11	Indonesian Rupiah 40,315,000,000	United States Dollar 4,681,259	Citigroup Global Markets	(131,521)
11/15/11	Indonesian Rupiah 37,018,265,000	United States Dollar 4,309,962	Credit Suisse	(132,276)
11/15/11	Indonesian Rupiah 18,240,000,000	United States Dollar 2,120,684	Deutsche Bank	(62,214)
11/15/11	Indonesian Rupiah 41,581,735,000	United States Dollar 4,842,405	Nomura International PLC	(149,710)
11/15/11	South Korean Won 7,480,907,000	United States Dollar 6,389,569	BNP Paribas SA	340,408
11/15/11	South Korean Won 8,074,361,000	United States Dollar 6,908,662	Goldman Sachs, Inc.	355,197
11/15/11	South Korean Won 7,476,639,000	United States Dollar 6,384,560	HSBC Bank USA	341,577
11/15/11	South Korean Won 9,143,093,000	United States Dollar 7,808,936	Standard Chartered Bank	416,376
11/17/11	Hong Kong Dollar 95,678,315	United States Dollar 12,302,253	Standard Chartered Bank	14,451
11/17/11	Israeli Shekel 608,367	United States Dollar 166,104	Goldman Sachs, Inc.	1,597
11/18/11	Indonesian Rupiah 40,745,000,000	United States Dollar 4,734,763	BNP Paribas SA	(137,509)
11/18/11	New Turkish Lira 700,000	United States Dollar 388,835	Standard Bank	5,497
11/21/11	Polish Zloty 31,554,500	Euro 7,322,844	Standard Chartered Bank	(229,826)

38

Global Macro Absolute Return Advantage Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Purchases
				Net Unrealized
				Appreciation
Settlement Date	In Exchange For	Deliver	Counterparty	(Depreciation)

11/21/11	Serbian Dinar 586,828,000	Euro 5,708,444	Standard Bank	$106,784
11/21/11	Swedish Krona 179,342,400	Euro 19,575,339	Nomura International PLC	408,028
11/21/11	Indian Rupee 411,950,000	United States Dollar 8,183,841	Bank of America	237,079
11/21/11	Indian Rupee 200,900,000	United States Dollar 4,022,747	Citigroup Global Markets	83,972
11/21/11	Indian Rupee 356,540,000	United States Dollar 7,258,181	Standard Chartered Bank	30,069
11/21/11	Philippine Peso 402,900,000	United States Dollar 9,322,289	BNP Paribas SA	138,234
11/22/11	South Korean Won 2,693,000,000	United States Dollar 2,389,848	Barclays Bank PLC	28,870
11/25/11	Indonesian Rupiah 33,639,000,000	United States Dollar 3,786,044	BNP Paribas SA	7,493
11/25/11	Indonesian Rupiah 32,618,000,000	United States Dollar 3,669,066	Citigroup Global Markets	9,330
11/25/11	Indonesian Rupiah 33,443,000,000	United States Dollar 3,763,984	Credit Suisse	7,450
11/25/11	Indonesian Rupiah 35,400,700,000	United States Dollar 3,764,430	HSBC Bank USA	227,777
11/25/11	Indonesian Rupiah 27,630,000,000	United States Dollar 3,218,404	HSBC Bank USA	(102,514)
11/25/11	Indonesian Rupiah 33,443,000,000	United States Dollar 3,763,984	Standard Chartered Bank	7,450
11/25/11	Indonesian Rupiah 7,435,000,000	United States Dollar 831,749	State Street Bank and Trust Co.	6,711
11/28/11	Serbian Dinar 1,074,384,400	Euro 10,601,780	Standard Bank	(36,865)
11/28/11	Yuan Renminbi 8,720,000	United States Dollar 1,346,926	Bank of America	25,505
11/28/11	Yuan Renminbi 10,390,400	United States Dollar 1,600,000	Barclays Bank PLC	35,334
11/28/11	Yuan Renminbi 20,784,000	United States Dollar 3,200,000	Standard Chartered Bank	71,172
11/30/11	Norwegian Krone 149,712,300	Euro 19,440,000	Nomura International PLC	(46,580)
11/30/11	Polish Zloty 36,000,000	Euro 8,236,102	State Street Bank and Trust Co.	(108,690)
11/30/11	Indian Rupee 164,024,000	United States Dollar 3,285,092	BNP Paribas SA	60,538
11/30/11	Indian Rupee 146,746,000	United States Dollar 2,938,458	Citigroup Global Markets	54,750
11/30/11	Indian Rupee 174,598,000	United States Dollar 3,496,169	Goldman Sachs, Inc.	65,141

39

Global Macro Absolute Return Advantage Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Purchases
				Net Unrealized
				Appreciation
Settlement Date	In Exchange For	Deliver	Counterparty	(Depreciation)

11/30/11	Indian Rupee 191,863,000	United States Dollar 3,842,270	Standard Chartered Bank	$71,198
11/30/11	Indian Rupee 106,700,000	United States Dollar 2,151,210	Standard Chartered Bank	25,172
11/30/11	New Turkish Lira 25,768,099	United States Dollar 14,448,861	Nomura International PLC	28,228
12/1/11	Norwegian Krone 30,814,330	Euro 4,008,130	Credit Suisse	(19,378)
12/1/11	South Korean Won 5,646,800,000	United States Dollar 4,983,717	Credit Suisse	77,319
12/1/11	South Korean Won 5,646,800,000	United States Dollar 4,986,797	Goldman Sachs, Inc.	74,238
12/1/11	South Korean Won 4,684,400,000	United States Dollar 4,136,883	Nomura International PLC	61,586
12/7/11	Philippine Peso 154,560,000	United States Dollar 3,665,426	Deutsche Bank	(33,313)
12/8/11	Mexican Peso 196,106,000	United States Dollar 14,879,624	Standard Chartered Bank	(212,324)
12/9/11	Yuan Renminbi 15,060,000	United States Dollar 2,316,210	Barclays Bank PLC	53,729
12/12/11	Singapore Dollar 27,482,000	United States Dollar 21,754,136	Standard Chartered Bank	147,406
12/13/11	Indian Rupee 11,160,000	United States Dollar 225,690	Goldman Sachs, Inc.	1,451
12/13/11	Indian Rupee 14,839,000	United States Dollar 300,061	Nomura International PLC	1,959
12/13/11	Indian Rupee 14,601,000	United States Dollar 295,368	State Street Bank and Trust Co.	1,808
12/13/11	Yuan Renminbi 5,400,000	United States Dollar 829,238	Barclays Bank PLC	20,457
12/16/11	Yuan Renminbi 29,200,000	United States Dollar 4,467,564	Barclays Bank PLC	126,746
12/16/11	Yuan Renminbi 10,220,000	United States Dollar 1,573,276	Barclays Bank PLC	34,733
12/22/11	Indonesian Rupiah 58,147,560,000	United States Dollar 6,439,375	Bank of America	98,558
12/22/11	Indonesian Rupiah 63,019,440,000	United States Dollar 6,978,897	Barclays Bank PLC	106,815
12/22/11	Indonesian Rupiah 41,874,000,000	United States Dollar 4,661,991	Citigroup Global Markets	46,193
12/22/11	Indonesian Rupiah 22,357,000,000	United States Dollar 2,421,948	HSBC Bank USA	91,805
12/30/11	New Turkish Lira 26,746,519	South African Rand 117,310,232	Credit Suisse	271,019
12/30/11	South African Rand 3,664,273	United States Dollar 469,514	Standard Chartered Bank	(11,699)

40

Global Macro Absolute Return Advantage Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Purchases
				Net Unrealized
				Appreciation
Settlement Date	In Exchange For	Deliver	Counterparty	(Depreciation)

12/30/11	Yuan Renminbi 13,090,000	United States Dollar 2,035,770	Bank of America	$23,094
12/30/11	Yuan Renminbi 8,200,000	United States Dollar 1,268,368	Bank of America	21,371
1/17/12	Yuan Renminbi 19,230,000	United States Dollar 2,985,330	Bank of America	38,192
1/30/12	Yuan Renminbi 7,180,000	United States Dollar 1,111,834	Bank of America	16,804
1/30/12	Yuan Renminbi 24,719,200	United States Dollar 3,832,256	Barclays Bank PLC	53,403
10/22/12	Yuan Renminbi 3,300,000	United States Dollar 524,642	Citigroup Global Markets	(6,379)
10/29/12	Yuan Renminbi 1,970,000	United States Dollar 312,203	Citigroup Global Markets	(2,818)
11/5/12	Yuan Renminbi 4,480,000	United States Dollar 709,422	Bank of America	(5,843)
11/13/12	Yuan Renminbi 7,080,000	United States Dollar 1,128,287	Bank of America	(16,356)
11/19/12	Yuan Renminbi 3,100,000	United States Dollar 488,574	Deutsche Bank	(1,703)

				$2,933,785

Futures Contracts
					Net Unrealized
Expiration			Aggregate		Appreciation
Month/Year	Contracts	Position	Cost	Value	(Depreciation)

12/11	273 Euro-Bobl	Long	$46,128,266	$46,213,948	$85,682
12/11	229 Euro-Buxl	Long	37,989,684	38,157,161	167,477
12/11	41 Japan 10-Year Bond	Short	(74,869,404)	(74,500,640)	368,764
12/11	10 U.S. 10-Year Treasury Note	Short	(1,287,575)	(1,290,625)	(3,050)
12/11	162 Gold	Short	(28,431,631)	(27,948,240)	483,391
1/12	424 Platinum	Long	33,149,766	34,081,120	931,354

					$2,033,618

Euro-Bobl: Medium-term debt securities issued by the Federal Republic of Germany with a term to maturity of 4.5 to 5 years.

Euro-Buxl: Long-term debt securities issued by the Federal Republic of Germany with a term to maturity of 24 to 35 years.

41

Global Macro Absolute Return Advantage Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Japan 10-Year Bond: Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

Interest Rate Swaps
	Notional		Portfolio	Floating	Annual		Net Unrealized
	Amount		Pays/Receives	Rate	Fixed	Termination	Appreciation
Counterparty	(000’s omitted)		Floating Rate	Index	Rate	Date	(Depreciation)

Bank of America	ZAR	10,073	Receives	3-Month ZAR JIBAR	6.86%	11/17/15	$(28,893)
Bank of America	ZAR	20,153	Receives	3-Month ZAR JIBAR	7.18	12/15/15	(84,245)
Bank of America	ZAR	5,063	Receives	3-Month ZAR JIBAR	7.26	11/16/20	5,244
Bank of America	ZAR	10,070	Receives	3-Month ZAR JIBAR	7.42	11/17/20	(3,468)
Bank of America	ZAR	7,680	Receives	3-Month ZAR JIBAR	7.31	11/19/20	5,143
Citigroup Global Markets	ZAR	5,016	Receives	3-Month ZAR JIBAR	7.29	11/19/20	4,233
Citigroup Global Markets	ZAR	27,635	Receives	3-Month ZAR JIBAR	7.69	1/7/21	(61,763)
Deutsche Bank	ZAR	3,910	Receives	3-Month ZAR JIBAR	6.71	11/19/15	(8,216)
Deutsche Bank	ZAR	6,983	Receives	3-Month ZAR JIBAR	7.26	11/16/20	7,233
Deutsche Bank	ZAR	4,655	Receives	3-Month ZAR JIBAR	7.27	11/19/20	4,737
Deutsche Bank	ZAR	4,800	Receives	3-Month ZAR JIBAR	7.77	11/26/20	(15,716)
Standard Bank	ZAR	16,000	Receives	3-Month ZAR JIBAR	7.87	11/30/20	(66,293)

							$(242,004)

ZAR - South African Rand

Credit Default Swaps — Sell Protection
						Current
			Contract			Market
		Notional	Annual			Annual		Upfront	Net Unrealized
Reference		Amount*	Fixed		Termination	Fixed	Market	Payments	Appreciation
Entity	Counterparty	(000’s omitted)	Rate**		Date	Rate***	Value	Received (Paid)	(Depreciation)

Argentina	Bank of America	$3,476	5.00	%(1)	6/20/13	7.01%	$(87,851)	$(37,511)	$(125,362)
Argentina	Bank of America	3,370	5.00	(1)	6/20/13	7.01	(85,174)	(47,971)	(133,145)
Argentina	Bank of America	3,468	5.00	(1)	6/20/13	7.01	(87,663)	(51,005)	(138,668)
Argentina	Bank of America	6,951	5.00	(1)	6/20/13	7.01	(175,699)	(72,857)	(248,556)
Argentina	Bank of America	19,517	5.00	(1)	6/20/13	7.01	(493,305)	(89,683)	(582,988)
Argentina	Credit Suisse	3,253	5.00	(1)	6/20/13	7.01	(82,222)	(14,947)	(97,169)
Argentina	Credit Suisse	3,552	5.00	(1)	6/20/13	7.01	(89,779)	(27,289)	(117,068)
Argentina	Credit Suisse	3,464	5.00	(1)	6/20/13	7.01	(87,555)	(37,485)	(125,040)
Argentina	Credit Suisse	3,688	5.00	(1)	6/20/13	7.01	(93,217)	(39,909)	(133,126)
Argentina	Deutsche Bank	3,219	5.00	(1)	6/20/13	7.01	(81,372)	(34,820)	(116,192)
Argentina	Deutsche Bank	3,464	5.00	(1)	6/20/13	7.01	(87,555)	(37,485)	(125,040)
Argentina	Deutsche Bank	3,468	5.00	(1)	6/20/13	7.01	(87,666)	(51,007)	(138,673)
Argentina	Deutsche Bank	5,680	5.00	(1)	6/20/13	7.01	(143,566)	(57,154)	(200,720)
Argentina	Morgan Stanley	5,000	5.00	(1)	9/20/13	7.51	(191,433)	(83,471)	(274,904)
South Africa	Bank of America	890	1.00	(1)	12/20/15	1.43	(14,272)	5,939	(8,333)
South Africa	Bank of America	3,190	1.00	(1)	12/20/15	1.43	(51,152)	22,309	(28,843)
South Africa	Barclays Bank PLC	2,280	1.00	(1)	12/20/15	1.43	(36,561)	17,856	(18,705)
South Africa	Barclays Bank PLC	3,830	1.00	(1)	12/20/15	1.43	(61,416)	29,742	(31,674)
South Africa	Citigroup Global Markets	4,800	1.00	(1)	9/20/15	1.40	(66,357)	104,402	38,045
South Africa	Credit Suisse	890	1.00	(1)	12/20/15	1.43	(14,272)	6,980	(7,292)
South Africa	Credit Suisse	2,000	1.00	(1)	12/20/15	1.43	(32,071)	14,703	(17,368)

42

Global Macro Absolute Return Advantage Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Sell Protection (continued)
						Current
			Contract			Market
		Notional	Annual			Annual		Upfront	Net Unrealized
Reference		Amount*	Fixed		Termination	Fixed	Market	Payments	Appreciation
Entity	Counterparty	(000’s omitted)	Rate**		Date	Rate***	Value	Received (Paid)	(Depreciation)

South Africa	Credit Suisse	$4,785	1.00	%(1)	12/20/15	1.43%	$(76,729)	$40,847	$(35,882)
South Africa	Credit Suisse	9,000	1.00	(1)	3/20/16	1.48	(170,382)	123,842	(46,540)
South Africa	Credit Suisse	8,100	1.00	(1)	3/20/16	1.48	(153,344)	63,020	(90,324)

							$(2,550,613)	$(252,954)	$(2,803,567)

Credit Default Swaps — Buy Protection
							Upfront
		Notional	Contract				Payments	Net Unrealized
		Amount	Annual		Termination	Market	Received	Appreciation
Reference Entity	Counterparty	(000’s omitted)	Fixed Rate**		Date	Value	(Paid)	(Depreciation)

Brazil	Bank of America	$4,600	1.00	%(1)	12/20/20	$213,386	$(133,980)	$79,406
Brazil	Bank of America	1,217	1.00	(1)	12/20/20	56,454	(41,441)	15,013
Brazil	Bank of America	533	1.00	(1)	12/20/20	24,725	(17,753)	6,972
Brazil	Bank of America	280	1.00	(1)	12/20/20	12,988	(8,921)	4,067
Brazil	Barclays Bank PLC	1,430	1.00	(1)	12/20/20	66,336	(49,831)	16,505
Brazil	Barclays Bank PLC	35,000	1.00	(1)	6/20/21	1,743,817	(1,514,779)	229,038
Brazil	Citigroup Global Markets	2,400	1.00	(1)	9/20/20	107,113	(102,793)	4,320
Brazil	Citigroup Global Markets	270	1.00	(1)	12/20/20	12,525	(8,704)	3,821
Brazil	Citigroup Global Markets	11,000	1.00	(1)	9/20/21	566,702	(469,862)	96,840
Brazil	HSBC Bank USA	1,000	1.00	(1)	6/20/21	49,823	(41,796)	8,027
Brazil	Standard Chartered Bank	2,400	1.00	(1)	9/20/20	107,113	(86,950)	20,163
Brazil	Standard Chartered Bank	280	1.00	(1)	12/20/20	12,987	(9,026)	3,961
China	Barclays Bank PLC	10,076	1.00	(1)	12/20/16	128,916	(219,300)	(90,384)
China	Credit Suisse	6,100	1.00	(1)	12/20/16	78,045	(131,333)	(53,288)
China	Deutsche Bank	3,700	1.00	(1)	12/20/16	47,339	(70,985)	(23,646)
China	Deutsche Bank	4,300	1.00	(1)	12/20/16	55,015	(93,588)	(38,573)
Colombia	Bank of America	3,900	1.00	(1)	9/20/21	205,629	(173,170)	32,459
Colombia	Goldman Sachs, Inc.	2,990	1.00	(1)	9/20/21	157,649	(130,431)	27,218
Colombia	HSBC Bank USA	8,590	1.00	(1)	9/20/21	452,910	(366,328)	86,582
Colombia	Morgan Stanley	4,470	1.00	(1)	9/20/21	235,681	(198,479)	37,202
Egypt	Citigroup Global Markets	1,300	1.00	(1)	12/20/15	141,483	(72,372)	69,111
Egypt	Credit Suisse	2,130	1.00	(1)	12/20/15	231,815	(111,089)	120,726
Egypt	Credit Suisse	2,155	1.00	(1)	12/20/15	234,535	(119,978)	114,557
Egypt	Deutsche Bank	4,600	1.00	(1)	12/20/15	500,633	(192,131)	308,502
Philippines	Bank of America	2,000	1.00	(1)	12/20/15	30,773	(21,664)	9,109
Philippines	Bank of America	1,400	1.00	(1)	12/20/15	21,540	(16,174)	5,366
Philippines	Barclays Bank PLC	2,400	1.00	(1)	12/20/15	36,926	(39,469)	(2,543)
Philippines	Barclays Bank PLC	1,600	1.00	(1)	3/20/16	30,560	(15,532)	15,028
Philippines	Barclays Bank PLC	2,100	1.00	(1)	3/20/16	40,111	(28,638)	11,473
Philippines	Barclays Bank PLC	1,400	1.00	(1)	3/20/16	26,741	(17,522)	9,219
Philippines	Barclays Bank PLC	1,600	1.00	(1)	3/20/16	30,560	(23,197)	7,363
Philippines	Barclays Bank PLC	2,500	1.00	(1)	3/20/16	47,752	(43,090)	4,662

43

Global Macro Absolute Return Advantage Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
							Upfront
		Notional	Contract				Payments	Net Unrealized
		Amount	Annual		Termination	Market	Received	Appreciation
Reference Entity	Counterparty	(000’s omitted)	Fixed Rate**		Date	Value	(Paid)	(Depreciation)

Philippines	Barclays Bank PLC	$1,000	1.00	%(1)	3/20/16	$19,100	$(17,551)	$1,549
Philippines	Citigroup Global Markets	6,600	1.00	(1)	9/20/15	83,273	(141,674)	(58,401)
Philippines	Citigroup Global Markets	2,000	1.00	(1)	3/20/16	38,201	(28,171)	10,030
Philippines	Credit Suisse	8,100	1.00	(1)	12/20/16	242,703	(230,041)	12,662
Philippines	Deutsche Bank	2,300	1.00	(1)	12/20/15	35,389	(28,348)	7,041
Philippines	Deutsche Bank	1,300	1.00	(1)	12/20/15	20,002	(15,044)	4,958
Philippines	Deutsche Bank	1,000	1.00	(1)	12/20/15	15,386	(12,370)	3,016
Philippines	Goldman Sachs, Inc.	2,000	1.00	(1)	3/20/16	38,201	(28,980)	9,221
Philippines	Standard Chartered Bank	1,000	1.00	(1)	12/20/15	15,386	(10,347)	5,039
Philippines	Standard Chartered Bank	2,600	1.00	(1)	3/20/16	49,661	(39,803)	9,858
South Africa	Bank of America	3,190	1.00	(1)	12/20/20	206,683	(123,165)	83,518
South Africa	Bank of America	890	1.00	(1)	12/20/20	57,665	(31,328)	26,337
South Africa	Barclays Bank PLC	3,830	1.00	(1)	12/20/20	248,150	(142,362)	105,788
South Africa	Barclays Bank PLC	2,280	1.00	(1)	12/20/20	147,724	(79,958)	67,766
South Africa	Citigroup Global Markets	4,800	1.00	(1)	9/20/20	300,582	(279,717)	20,865
South Africa	Credit Suisse	4,785	1.00	(1)	12/20/20	310,026	(188,186)	121,840
South Africa	Credit Suisse	2,000	1.00	(1)	12/20/20	129,583	(77,750)	51,833
South Africa	Credit Suisse	890	1.00	(1)	12/20/20	57,665	(33,308)	24,357
South Africa	Credit Suisse	8,100	1.00	(1)	3/20/21	541,917	(336,178)	205,739
South Africa	Credit Suisse	9,000	1.00	(1)	3/20/21	602,130	(437,797)	164,333
Spain	Bank of America	2,400	1.00	(1)	9/20/20	360,958	(237,583)	123,375
Spain	Barclays Bank PLC	2,421	1.00	(1)	9/20/20	364,116	(209,972)	154,144
Spain	Barclays Bank PLC	3,900	1.00	(1)	12/20/20	596,031	(369,569)	226,462
Spain	Barclays Bank PLC	1,100	1.00	(1)	12/20/20	168,112	(102,312)	65,800
Spain	Barclays Bank PLC	3,200	1.00	(1)	12/20/20	489,051	(434,916)	54,135
Spain	Barclays Bank PLC	5,000	1.00	(1)	6/20/21	787,801	(476,110)	311,691
Spain	Barclays Bank PLC	5,000	1.00	(1)	6/20/21	787,662	(536,298)	251,364
Spain	Credit Suisse	2,200	1.00	(1)	3/20/21	341,394	(320,428)	20,966
Spain	Credit Suisse	5,000	1.00	(1)	6/20/21	787,801	(519,844)	267,957
Spain	Deutsche Bank	3,500	1.00	(1)	12/20/20	534,900	(380,371)	154,529
Thailand	Bank of America	1,000	1.00	(1)	3/20/16	17,464	(4,072)	13,392
Thailand	Barclays Bank PLC	3,000	1.00	(1)	3/20/16	52,393	(2,449)	49,944
Thailand	Barclays Bank PLC	1,400	1.00	(1)	3/20/16	24,450	(8,471)	15,979
Thailand	Citigroup Global Markets	7,900	1.00	(1)	12/20/16	210,529	(321,352)	(110,823)
Thailand	Goldman Sachs, Inc.	4,100	1.00	(1)	3/20/16	71,604	(29,980)	41,624
Thailand	Standard Chartered Bank	3,300	1.00	(1)	9/20/15	39,789	(33,495)	6,294
iTraxx Europe Senior Financials 5-Year Index	Goldman Sachs, Inc.	EUR 5,000	1.00	(1)	12/20/16	398,683	(464,102)	(65,419)
iTraxx Europe Senior Financials 5-Year Index	Goldman Sachs, Inc.	EUR 10,050	1.00	(1)	12/20/16	801,523	(1,176,253)	(374,730)

44

Global Macro Absolute Return Advantage Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
							Upfront
		Notional	Contract				Payments	Net Unrealized
		Amount	Annual		Termination	Market	Received	Appreciation
Reference Entity	Counterparty	(000’s omitted)	Fixed Rate**		Date	Value	(Paid)	(Depreciation)

iTraxx Europe Subordinated Financials 5-Year Index	Goldman Sachs, Inc.	EUR 8,166	5.00	%(1)	12/20/16	$(482,707)	$(47,271)	$(529,978)

						$15,219,563	$(12,527,232)	$2,692,331

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2011, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $111,335,000.
**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.
***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.
(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

EUR - Euro

Cross-Currency Swaps
	Notional	Notional
	Amount on	Amount on
	Fixed Rate	Floating Rate
	(Currency	(Currency				Net Unrealized
	Received)	Delivered)			Termination	Appreciation
Counterparty	(000’s omitted)	(000’s omitted)	Floating Rate	Fixed Rate	Date	(Depreciation)

Bank of America	TRY 700	$394	3-Month USD-LIBOR-BBA	6.97%	8/18/21	$6,524
Barclays Bank PLC	TRY 19,188	10,316	3-Month USD-LIBOR-BBA	5.80	10/9/13	(200,370)
Citigroup Global Markets	TRY 10,951	7,200	3-Month USD-LIBOR-BBA	8.23	9/3/20	630,516
Citigroup Global Markets	TRY 5,133	3,216	3-Month USD-LIBOR-BBA	8.23	2/25/21	11,718
Credit Suisse	TRY 10,104	5,676	3-Month USD-LIBOR-BBA	6.90	8/18/21	117,588
Deutsche Bank	TRY 18,837	11,832	3-Month USD-LIBOR-BBA	8.20	2/24/21	33,042
Deutsche Bank	TRY 13,388	7,517	3-Month USD-LIBOR-BBA	7.00	8/18/21	98,213

						$697,231

TRY - New Turkish Lira

The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

45

Global Macro Absolute Return Advantage Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

Written options activity for the year ended October 31, 2011 was as follows:

	Number	Premiums
	of Contracts	Received

Outstanding, beginning of year	—	$—
Options written	13,850,000	95,099
Options expired	(13,850,000)	(95,099)

Outstanding, end of year	—	$—

At October 31, 2011, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective and its use of derivatives, the Portfolio is subject to the following risks:

Commodity Risk: The Portfolio invests in commodities-linked derivative investments, including commodity futures contracts and options thereon and forward commodity contracts, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative investments are used to enhance return.

Credit Risk: The Portfolio enters into credit default swap contracts to manage its credit risk, to gain a particular exposure to a credit risk, or to enhance return.

Equity Price Risk: The Portfolio enters into equity index options to enhance return.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts and cross currency swaps to enhance return or to hedge against fluctuations in currency exchange rates. It also enters into forward foreign currency exchange contracts as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including futures, interest rate swaps, swaptions, and cross currency swaps to enhance return, to change the overall duration of the portfolio, or to hedge against fluctuations in securities prices due to interest rates.

The Portfolio enters into swap contracts, forward foreign currency exchange contracts and forward commodity contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2011, the fair value of derivatives with credit-related contingent features in a net liability position was $11,248,640. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $6,143,985 at October 31, 2011.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts, over-the counter options, forward commodity contracts and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Portfolio is not subject to counterparty credit risk with respect to its written options as the Portfolio, not the counterparty, is obligated to perform under such derivatives. At October 31, 2011, the maximum amount of loss the Portfolio would incur due to counterparty risk was $24,940,682 with the highest amount from any one counterparty being $4,977,188. Such maximum amount would be reduced by any unamortized upfront payments received by the Portfolio. Such amount would be increased by any unamortized upfront payments made by the Portfolio. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At October 31, 2011, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $11,011,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

46

Global Macro Absolute Return Advantage Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2011 was as follows:

	Fair Value
		Equity	Foreign	Interest
Consolidated Statement of Assets and Liabilities Caption	Credit	Price	Exchange	Rate	Commodity

Securities of unaffiliated issuers, at value	$—	$1,366,163	$—	$1,106,880	$1,680
Net unrealized depreciation*	—	—	—	621,923	1,414,745
Receivable for open forward commodity contracts	—	—	—	—	447,630
Receivable for open forward foreign currency exchange contracts	—	—	15,921,212	—	—
Receivable for open swap contracts; Premium paid/received on open swap contracts	15,702,270	—	—	924,191	—

Total Asset Derivatives	$15,702,270	$1,366,163	$15,921,212	$2,652,994	$1,864,055

Net unrealized depreciation*	$—	$—	$—	$(3,050)	$—
Payable for open forward commodity contracts	—	—	—	—	(1,485,755)
Payable for open forward foreign currency exchange contracts	—	—	(5,079,185)	—	—
Payable for open swap contracts; Premium paid/received on open swap contracts	(3,033,320)	—	—	(468,964)	—

Total Liability Derivatives	(3,033,320)	—	(5,079,185)	(472,014)	(1,485,755)

*  Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2011 was as follows:

		Equity	Foreign	Interest
Consolidated Statement of Operations Caption	Credit	Price	Exchange	Rate	Commodity

Net realized gain (loss) —
Investment transactions	$—	$(81,819)	$—	$—	$—
Written Options	—	95,099	—	—	—
Futures contracts	—	—	—	6,955,219	(7,932,528)
Swap contracts	2,998,914	—	—	(1,087,393)	—
Forward commodity contracts	—	—	—	—	(2,220,570)
Foreign currency and forward foreign currency exchange contract transactions	—	—	(9,083,822)	—	—

Total	$2,998,914	$13,280	$(9,083,822)	$5,867,826	$(10,153,098)

Change in unrealized appreciation (depreciation) —
Investments	$—	$(316,230)	$—	$(388,320)	$(40,020)
Futures contracts	—	—	—	652,688	1,414,745
Swap contracts	415,792	—	—	1,032,508	—
Forward commodity contracts	—	—	—	—	(1,038,125)
Foreign currency and forward foreign currency exchange contracts	—	—	11,473,890	—	—

Total	$415,792	$(316,230)	$11,473,890	$1,296,876	$336,600

47

Global Macro Absolute Return Advantage Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

The average notional amounts of futures contracts, forward commodity contracts, forward foreign currency exchange contracts and swap contracts outstanding during the year ended October 31, 2011, which are indicative of the volume of these derivative types, were approximately $97,885,000, $10,610,000, $882,914,000 and $1,172,321,000, respectively.

The average notional amounts of interest rate swaptions, average number of purchased index options contracts and average number of purchased commodity options contracts outstanding during the year ended October 31, 2011, which are indicative of the volume of this derivative type, were approximately $5,538,000, 162,305,000 contracts and 6 contacts, respectively.

6 Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million ($450 million prior to September 12, 2011) unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% (0.10% prior to September 12, 2011) on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2011.

7 Risks Associated with Foreign Investments and Currencies

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities and currencies also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

8 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

48

Global Macro Absolute Return Advantage Portfolio

October 31, 2011

Notes to Consolidated Financial Statements — continued

At October 31, 2011, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Government Bonds	$—	$270,705,919	$—	$270,705,919
Precious Metals	64,071,126	—	—	64,071,126
Interest Rate Swaptions	—	1,106,880	—	1,106,880
Put Options Purchased	1,680	1,366,163	—	1,367,843
Short-Term Investments —
Foreign Government Securities	—	439,081,743	—	439,081,743
U.S. Treasury Obligations	—	61,567,585	—	61,567,585
Repurchase Agreements	—	127,676,084	—	127,676,084
Other Securities	—	91,157,558	—	91,157,558

Total Investments	$64,072,806	$992,661,932	$—	$1,056,734,738

Forward Commodity Contracts	$—	$447,630	$—	$447,630
Forward Foreign Currency Exchange Contracts	—	15,921,212	—	15,921,212
Swap Contracts	—	16,626,461	—	16,626,461
Futures Contracts	2,036,668	—	—	2,036,668

Total	$66,109,474	$1,025,657,235	$—	$1,091,766,709

Liability Description

Securities Sold Short	$—	$(126,220,289)	$—	$(126,220,289)
Forward Commodity Contracts	—	(1,485,755)	—	(1,485,755)
Forward Foreign Currency Exchange Contracts	—	(5,079,185)	—	(5,079,185)
Swap Contracts	—	(3,502,284)	—	(3,502,284)
Futures Contracts	(3,050)	—	—	(3,050)

Total	$(3,050)	$(136,287,513)	$—	$(136,290,563)

The Portfolio held no investments or other financial instruments as of October 31, 2010 whose fair value was determined using Level 3 inputs. At October 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

49

Global Macro Absolute Return Advantage Portfolio

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Absolute Return Advantage Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities of Global Macro Absolute Return Advantage Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments as of October 31, 2011, and the related consolidated statement of operations for the year then ended and the consolidated statements of changes in net assets and the consolidated supplementary data for the year then ended and for the period from the start of business, August 31, 2010, to October 31, 2010. These consolidated financial statements and consolidated supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated supplementary data referred to above present fairly, in all material respects, the financial position of Global Macro Absolute Return Advantage Portfolio and subsidiary as of October 31, 2011, the results of their operations for the year then ended and the changes in their net assets and the supplementary data for the year then ended and for the period from the start of business, August 31, 2010, to October 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 21, 2011

50

Eaton Vance
Global Macro Absolute Return Advantage Fund

October 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Absolute Return Advantage Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
with the
	Trust and		Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Of the Trust since 2007 and of the Portfolio since 2010	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Of the Trust since 2005 and of the Portfolio since 2010	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Of the Trust since 2007 and of the Portfolio since 2010	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Of the Trust since 2003 and of the Portfolio since 2010	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010) Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

51

Eaton Vance
Global Macro Absolute Return Advantage Fund

October 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and		Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Of the Trust since 2003 and of the Portfolio since 2010	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Of the Trust since 2008 and of the Portfolio since 2010	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2010	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007; Trustee of the Trust since 2005 and of the Portfolio since 2010	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust	Since 2011(2)	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Mark S. Venezia 1949	President of the Portfolio	Since 2010	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2010	Vice President of EVM and BMR.

52

Eaton Vance
Global Macro Absolute Return Advantage Fund

October 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary of the Trust since 2007 and of the Portfolio since 2010; and Chief Legal Officer of the Trust since 2008 and of the Portfolio since 2010	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust since 2004 and of the Portfolio since 2010	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	Prior to 2011, Mr. Richardson was Vice President of the Trust since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

53

Eaton Vance
Global Macro Absolute Return Advantage Fund

October 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

54

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Investment Adviser of Global Macro Absolute Return Advantage Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Global Macro Absolute Return Advantage Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4836-12/11	GMARADVSRC

Eaton Vance Tax-Managed Global Dividend Income Fund Annual Report October 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2011
Eaton Vance
Tax-Managed Global Dividend Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	25

Federal Tax Information	26

Management and Organization	27

Important Notices	29

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
In a year characterized by extreme market volatility, a large number of headline events and widespread uncertainty about the worldwide economy, most global equity markets posted losses during the 12 months ending October 31, 2011.
Early in the period, global equity markets generated solid gains amid improved corporate profitability due to improvements in the U.S. economy and the continued expansion of the worldwide economy. However, global equity markets began to falter in late winter, generating flat-to-modest returns. That’s when data suggested that both the U.S. and global economies were beginning to retrench and global growth estimates for 2011 were revised downward.
In the summer and early fall, global equity markets generally suffered broad-based declines as the financial distress in the eurozone deepened and worldwide economic activity decelerated. European equities—led by major declines in bank stock prices—performed particularly poorly while emerging-market equities, which historically are sensitive to global economic growth slowdowns and investors’ aversion to risk, also posted steep losses.
In the final weeks of the period, many global equities markets produced significant gains. Investors were encouraged by Europe’s plan to combat Greece’s debt problems, expand a bailout fund and recapitalize the region’s banks. Additionally, economic data indicated that the U.S. economy may not be poised to move back into recession and that global growth could begin to accelerate.
For the 12-month period ending October 31, 2011, the MSCI World Index2 returned 1.76% . Meanwhile, the MSCI Europe, Australasia, Far East (MSCI EAFE) Index declined -4.08%, the MSCI Emerging Markets Index returned -7.72% . By contrast, the S&P 500 Index advanced 8.09% .
Fund Performance
For the fiscal year ending October 31, 2011, Eaton Vance Tax-Managed Global Dividend Income Fund’s Class A shares at net asset value (NAV) had a total return of 1.52% . By comparison, the Fund’s benchmark, the MSCI World Index (the Index), gained 1.76% during the period.
The Fund’s underperformance versus the Index was due to the weak performance of its preferred stock allocation, which underperformed both the overall preferred market and the common stock portion of the Fund during the period.
Performance of the Fund’s common stock allocation was driven largely by positioning in the financials, energy, industrials, information technology (IT) and telecommunication services sectors. Underweighting the poor-performing financials sector and favoring insurance firms over banks within the sector aided results. The Fund benefited by not owning key Index components in commercial banks, capital markets and diversified financial services that performed poorly. The Fund’s outperformance in the energy sector was driven by an overweight in the energy equipment & services industry and stock selection in oil, gas & consumable fuels. An overweight in road & rail stocks boosted results in the industrials sector. Similarly, an overweight in IT services was the main driver of outperformance in IT versus the Index.
Overweighting telecommunication services stocks helped results as well. In contrast, materials and health care were the worst-performing sectors in the Fund’s common stock allocation. Stock selection was the key detractor in materials, particularly in the metals & mining industry. In health care, an underweighting and stock selection both dragged on results.
As of October 31, 2011, the Fund had approximately 16% of its total investments in preferred stocks. As previously mentioned, this allocation held back results by underperforming the Fund’s common stock allocation as well as the overall preferred market, as measured by the BofA Merrill Lynch Fixed Rate Preferred Securities Index. This underperformance resulted from several factors. An out-of-index position in securities rated below BBB5 hurt results, as investment-grade securities outperformed during the period. In addition, Fund positions in European financial firms were hurt by concerns over Portuguese, Italian, Greek and Spanish sovereign debt. An overweighting in bank and insurance credits also detracted, as preferreds in those industries underperformed. On the positive side, performance of the Fund’s preferred allocation was aided by owning longer-duration securities in a declining-rate environment, and by an overweighting in the utilities sector.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2011
Performance2,3

Portfolio Managers Judith A. Saryan, CFA; Aamer Khan, CFA; John H. Croft, CFA

				Since
% Average Annual Total Returns	Inception Date	1 Year	5 Years	Inception

Class A at NAV	5/30/2003	1.52%	-1.19%	4.73%
Class A at 5.75% Maximum Sales Charge	—	-4.33	-2.36	4.00
Class B at NAV	5/30/2003	0.75	-1.92	3.96
Class B at 5% Maximum Sales Charge	—	-4.05	-2.23	3.96
Class C at NAV	5/30/2003	0.76	-1.92	3.96
Class C at 1% Maximum Sales Charge	—	-0.21	-1.92	3.96
Class I at NAV	8/27/2007	1.88	—	-3.40
MSCI World Index	5/30/2003	1.76%	-1.00%	6.29%
Russell 1000 Value Index	5/30/2003	6.16	-2.05	5.35

				Since
% After-Tax Returns with Maximum Sales Charge	Inception Date	1 Year	5 Years	Inception

Class A After Taxes on Distributions	5/30/2003	-5.18%	-3.26%	3.14%
Class A After Taxes on Distributions and Sale of Fund Shares	—	-1.85	-2.02	3.41
Class B After Taxes on Distributions	5/30/2003	-4.83	-3.04	3.21
Class B After Taxes on Distributions and Sale of Fund Shares	—	-1.75	-1.90	3.40
Class C After Taxes on Distributions	5/30/2003	-0.98	-2.72	3.21
Class C After Taxes on Distributions and Sale of Fund Shares	—	0.75	-1.64	3.40
Class I After Taxes on Distributions	8/27/2007	0.93	—	-4.35
Class I After Taxes on Distributions and Sale of Fund Shares	—	2.29	—	-2.93

Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I

	1.19%	1.94%	1.94%	0.94%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
	Period Beginning	At NAV	Sales Charge

Class B	5/30/03	$13,870	N.A.

Class C	5/30/03	$13,870	N.A.

Class I	8/27/07	$8,655	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2011
Fund Profile

Common Stock Sector Allocation (% of total investments)

Top 10 Common Stock Holdings (% of total investments)

International Business Machines Corp.	2.5%
McDonald’s Corp.	2.5
British American Tobacco PLC	2.4
Philip Morris International, Inc.	2.3
Vodafone Group PLC ADR	2.1
Nestle SA	2.0
SSE PLC	1.9
Oracle Corp.	1.8
Air Products and Chemicals, Inc.	1.8
BHP Billiton, Ltd. ADR	1.7

Total	21.0%

Country Allocation (% of total investments)

United States	63.0%
United Kingdom	8.9
France	6.1
Germany	5.0
Switzerland	2.7
Bermuda	2.5
Ireland	2.5
Sweden	1.7
Belgium	1.0
Taiwan	1.0
Cayman Islands	1.0
Other (less than 1.0% each)	4.6
See Endnotes and Additional Disclosures in this report.

4

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. BofA Merrill Lynch Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. Russell 1000 Value Index is an unmanaged index of 1,000 U.S. large-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]	Source: Fund prospectus.

[5]	Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

Fund profile subject to change due to active management.

5

Eaton Vance
Tax-Managed Global Dividend Income Fund

October 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 – October 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
	(5/1/11)	(10/31/11)	(5/1/11 – 10/31/11)	Ratio

Actual
Class A	$1,000.00	$908.60	$5.72	1.19%
Class B	$1,000.00	$905.90	$9.32	1.94%
Class C	$1,000.00	$905.00	$9.32	1.94%
Class I	$1,000.00	$910.80	$4.53	0.94%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.20	$6.06	1.19%
Class B	$1,000.00	$1,015.40	$9.86	1.94%
Class C	$1,000.00	$1,015.40	$9.86	1.94%
Class I	$1,000.00	$1,020.50	$4.79	0.94%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2011.

6

Eaton Vance
Tax-Managed Global Dividend Income Fund

October 31, 2011

Portfolio of Investments

Common Stocks — 75.5%

Security	Shares	Value

Aerospace & Defense — 1.3%

United Technologies Corp.	175,000	$13,646,500

		$13,646,500

Beverages — 1.0%

Anheuser-Busch InBev NV	200,000	$11,091,227

		$11,091,227

Building Products — 0.9%

Compagnie de Saint-Gobain	200,000	$9,243,497

		$9,243,497

Chemicals — 4.2%

Air Products and Chemicals, Inc.	218,000	$18,778,520
BASF SE	250,000	18,248,946
LyondellBasell Industries NV, Class A	260,000	8,543,600

		$45,571,066

Commercial Banks — 4.9%

Australia and New Zealand Banking Group, Ltd.	220,000	$4,971,210
HSBC Holdings PLC ADR	125,000	5,457,500
PNC Financial Services Group, Inc.	310,000	16,650,100
U.S. Bancorp	588,421	15,057,693
Wells Fargo & Co.	420,000	10,882,200

		$53,018,703

Communications Equipment — 1.9%

HTC Corp.	471,500	$10,596,279
Telefonaktiebolaget LM Ericsson, Class B	925,000	9,641,759

		$20,238,038

Construction & Engineering — 0.8%

Vinci SA	175,000	$8,581,707

		$8,581,707

Diversified Financial Services — 0.5%

JPMorgan Chase & Co.	150,000	$5,214,000

		$5,214,000

Diversified Telecommunication Services — 1.8%

Tele2 AB	408,580	$8,603,997
Telstra Corp., Ltd.	1,450,000	4,708,054
Verizon Communications, Inc.	167,000	6,175,660

		$19,487,711

Electric Utilities — 3.1%

American Electric Power Co., Inc.	314,000	$12,333,920
SSE PLC	955,000	20,633,887

		$32,967,807

Energy Equipment & Services — 1.6%

Schlumberger, Ltd.	125,000	$9,183,750
Seadrill, Ltd.	250,000	8,209,765

		$17,393,515

Food & Staples Retailing — 0.8%

Wal-Mart Stores, Inc.	145,000	$8,224,400

		$8,224,400

Food Products — 2.0%

Nestle SA	368,000	$21,284,259

		$21,284,259

Health Care Equipment & Supplies — 0.8%

Covidien PLC	180,000	$8,467,200

		$8,467,200

Health Care Providers & Services — 1.6%

Fresenius Medical Care AG & Co. KGaA	233,000	$16,973,042

		$16,973,042

Household Products — 1.2%

Henkel AG & Co. KGaA, PFC Shares	228,000	$13,553,467

		$13,553,467

Hotels, Restaurants & Leisure — 3.2%

Carnival Corp.	240,000	$8,450,400
McDonald’s Corp.	280,000	25,998,000

		$34,448,400

Industrial Conglomerates — 0.3%

Orkla ASA	331,798	$2,876,453

		$2,876,453

See Notes to Financial Statements.
7

Eaton Vance
Tax-Managed Global Dividend Income Fund

October 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Insurance — 3.3%

Aflac, Inc.	100,000	$4,509,000
AXA SA	600,000	9,650,364
MetLife, Inc.	295,000	10,372,200
Prudential Financial, Inc.	200,000	10,840,000

		$35,371,564

IT Services — 4.2%

Accenture PLC, Class A	300,000	$18,078,000
International Business Machines Corp.	145,000	26,771,350

		$44,849,350

Machinery — 0.8%

Deere & Co.	115,000	$8,728,500

		$8,728,500

Media — 0.7%

McGraw-Hill Cos., Inc. (The)	190,000	$8,075,000

		$8,075,000

Metals & Mining — 2.5%

BHP Billiton, Ltd. ADR	234,931	$18,343,413
Freeport-McMoRan Copper & Gold, Inc.	200,000	8,052,000

		$26,395,413

Multi-Utilities — 2.1%

CMS Energy Corp.	625,000	$13,012,500
National Grid PLC	1,000,000	9,942,040

		$22,954,540

Oil, Gas & Consumable Fuels — 7.4%

ConocoPhillips	240,000	$16,716,000
ENI SpA	450,000	9,946,755
Exxon Mobil Corp.	110,000	8,589,900
Occidental Petroleum Corp.	100,000	9,294,000
Royal Dutch Shell PLC, Class A	487,000	17,251,832
Total SA	340,000	17,740,254

		$79,538,741

Pharmaceuticals — 4.9%

Abbott Laboratories	147,000	$7,918,890
Johnson & Johnson	250,000	16,097,500
Novartis AG	120,000	6,760,232
Sanofi SA	182,000	13,020,099
Teva Pharmaceutical Industries, Ltd. ADR	214,000	8,741,900

		$52,538,621

Road & Rail — 3.1%

Canadian National Railway Co.	230,000	$18,036,600
Union Pacific Corp.	150,000	14,935,500

		$32,972,100

Software — 2.9%

Microsoft Corp.	450,000	$11,983,500
Oracle Corp.	575,000	18,842,750

		$30,826,250

Specialty Retail — 3.3%

Home Depot, Inc.	230,000	$8,234,000
Industria de Diseno Textil SA	70,000	6,354,562
Kingfisher PLC	1,000,000	4,143,094
TJX Companies, Inc. (The)	285,000	16,795,050

		$35,526,706

Textiles, Apparel & Luxury Goods — 0.4%

Adidas AG	55,000	$3,873,470

		$3,873,470

Tobacco — 4.7%

British American Tobacco PLC	554,000	$25,401,073
Philip Morris International, Inc.	352,000	24,594,240

		$49,995,313

Water Utilities — 1.2%

United Utilities Group PLC	1,284,240	$12,519,067

		$12,519,067

Wireless Telecommunication Services — 2.1%

Vodafone Group PLC ADR	811,000	$22,578,240

		$22,578,240

Total Common Stocks
(identified cost $683,349,754)		$809,023,867

See Notes to Financial Statements.
8

Eaton Vance
Tax-Managed Global Dividend Income Fund

October 31, 2011

Portfolio of Investments — continued

Preferred Stocks — 16.0%

Security	Shares	Value

Commercial Banks — 6.3%

Abbey National Capital Trust I, 8.963%(2)	3,832	$3,794,161
Bank of America Corp., 8.125%(2)	5,158	4,999,058
Barclays Bank PLC, 7.434%(2)(3)	4,900	4,743,612
BNP Paribas, 5.186%(2)(3)	4,900	3,908,116
BNP Paribas, 7.195%(2)(3)	5,020	4,343,216
Countrywide Capital V, 7.00%	58,000	1,241,200
Farm Credit Bank of Texas, Series I, 10.00%	5,123	5,808,201
HSBC Capital Funding LP, 10.176%(2)(3)	3,250	4,214,284
JPMorgan Chase & Co., 7.90%(2)	2,080	2,247,655
KeyCorp, Series A, 7.75%	30,988	3,253,740
Landsbanki Islands HF, 7.431%(1)(2)(3)(4)(5)	14,750	0
Lloyds Banking Group PLC, 6.267%(1)(2)(3)	4,195	2,684,800
Lloyds Banking Group PLC, 6.657%(1)(2)(3)	6,276	4,016,640
PNC Financial Services Group, Inc., 6.75%(2)	5,200	5,308,206
Royal Bank of Scotland Group PLC, 7.648%(2)	3,020	2,156,539
Royal Bank of Scotland Group PLC, Series F, 7.65%	150,660	2,924,311
Royal Bank of Scotland Group PLC, Series H, 7.25%	89,025	1,650,523
Royal Bank of Scotland Group PLC, Series Q, 6.75%	14,575	197,929
Standard Chartered PLC, 6.409%(2)(3)	53	4,753,022
Wells Fargo & Co., Series L, 7.50%	4,500	4,752,675
Zions Bancorporation, Series C, 9.50%	40,600	1,050,728

		$68,048,616

Consumer Finance — 0.4%

Ally Financial, Inc., Series A, 8.50%(2)	216,675	$4,216,821

		$4,216,821

Diversified Financial Services — 1.9%

Citigroup Capital XI, 6.00%	128,180	$2,891,741
Heller Financial, Inc., Series D, 6.95%	34,000	3,415,939
PPTT, 2006-A GS, Class A, 5.736%(2)(3)	70	14,176,747

		$20,484,427

Electric Utilities — 1.7%

Entergy Louisiana, LLC, 6.95%	50,600	$5,101,113
Southern California Edison Co., 6.00%	15,000	1,484,063
Southern California Edison Co., Series D, 6.50%	62,100	6,450,637
Virginia Electric and Power Co., 6.12%	48	4,985,427

		$18,021,240

Food Products — 0.1%

Ocean Spray Cranberries, Inc., 6.25%(3)	13,250	$1,170,555

		$1,170,555

Insurance — 4.2%

Aegon NV, 6.375%	64,485	$1,376,755
Arch Capital Group, Ltd., Series A, 8.00%	185,500	4,730,250
Aspen Insurance Holdings, Ltd., 7.401%(2)	48,300	1,193,493
AXA SA, 6.379%(2)(3)	4,250	3,321,793
AXA SA, 6.463%(2)(3)	6,538	4,850,645
Endurance Specialty Holdings, Ltd., Series B, 7.50%	167,475	4,190,224
ING Capital Funding Trust III, 3.969%(2)	10,550	9,012,054
Montpelier Re Holdings, Ltd., 8.875%	338,225	9,088,106
PartnerRe, Ltd., Series E, 7.25%	166,475	4,286,731
RAM Holdings, Ltd., Series A, 7.50%(2)	5,000	2,750,313

		$44,800,364

Real Estate Investment Trusts (REITs) — 1.2%

CapLease, Inc., Series A, 8.125%	225,000	$5,474,250
Cedar Shopping Centers, Inc., Series A, 8.875%	121,974	2,940,793
DDR Corp., Series I, 7.50%	107,500	2,569,250
Sunstone Hotel Investors, Inc., Series D, 8.00%	92,700	2,037,778

		$13,022,071

Telecommunications — 0.2%

Centaur Funding Corp., 9.080%(3)	1,632	$1,890,570

		$1,890,570

Total Preferred Stocks
(identified cost $193,340,845)		$171,654,664

Corporate Bonds & Notes — 5.7%

	Principal
	Amount
Security	(000’s omitted)	Value

Commercial Banks — 1.5%

ABN Amro North American Holding Preferred Capital Repackage Trust I, 6.523% to 11/8/12, 12/29/49(3)(6)	$2,750	$2,186,250
Citigroup Capital XXI, 8.30% to 12/21/37, 12/21/57, 12/21/77(6)(7)	5,497	5,565,713
Groupe BPCE, 12.50% to 9/30/19, 8/29/49(3)(6)	6,320	5,884,065

See Notes to Financial Statements.
9

Eaton Vance
Tax-Managed Global Dividend Income Fund

October 31, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Commercial Banks (continued)

Northgroup Preferred Capital Corp., 6.378% to 10/15/17, 1/29/49(3)(6)	$1,874	$1,744,765
Societe Generale SA, 5.922% to 4/5/17, 4/5/49(3)(6)	1,041	713,438

		$16,094,231

Diversified Financial Services — 0.6%

Corporate Portfolio Trust, 9.618%, 6/15/2110(2)(3)	$2,066	$1,897,749
Textron Financial Corp., 6.00% to 2/15/17, 2/15/67(3)(6)	3,000	2,295,000
ZFS Finance USA Trust V, 6.50% to 5/9/17, 5/9/37, 5/9/67(3)(6)(7)	2,030	1,887,900

		$6,080,649

Electric Utilities — 0.8%

Energisa SA, 9.50%, 1/29/49(3)	$2,610	$2,636,100
Integrys Energy Group, Inc., 6.11% to 12/1/16, 12/1/66(6)	1,359	1,299,232
PPL Capital Funding, Inc., Series A, 6.70% to 3/30/17, 3/30/67(6)	5,000	4,830,365

		$8,765,697

Insurance — 1.4%

MetLife, Inc., 10.75% to 8/1/34, 8/1/39, 8/1/69(6)(7)	$3,865	$5,114,628
QBE Capital Funding II LP, 6.797% to 6/1/17, 6/29/49(3)(6)	2,290	2,076,373
Stoneheath RE, 3.523% to 12/19/11, 12/29/49(6)	4,500	3,330,000
XL Capital, Ltd., 6.50% to 4/15/17, 12/29/49(6)	5,678	4,826,300

		$15,347,301

Pipelines — 0.9%

Enterprise Products Operating, LLC, 7.00% to 6/1/17, 6/1/67(6)	$2,975	$2,888,112
Southern Union Co., 7.20% to 11/1/11, 11/1/66(6)	7,300	6,314,500

		$9,202,612

Retail-Food and Drug — 0.5%

CVS Caremark Corp., 6.302% to 6/1/12, 6/1/37, 6/1/62(6)(7)	$5,966	$5,795,271

		$5,795,271

Total Corporate Bonds & Notes
(identified cost $62,012,665)		$61,285,761

Short-Term Investments — 1.6%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(8)	$17,218	$17,218,191

Total Short-Term Investments
(identified cost $17,218,191)		$17,218,191

Total Investments — 98.8%
(identified cost $955,921,455)		$1,059,182,483

Other Assets, Less Liabilities — 1.2%		$12,739,619

Net Assets — 100.0%		$1,071,922,102

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	- American Depositary Receipt
PFC Shares	- Preference Shares
PPTT	- Preferred Pass-Through Trust

(1)	Non-income producing security.

(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2011.

(3)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2011, the aggregate value of these securities is $75,395,640 or 7.0% of the Fund’s net assets.

(4)	Defaulted security.

(5)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(6)	Security converts to floating rate after the indicated fixed-rate coupon period.

(7)	The maturity dates shown are the scheduled maturity date and final maturity date, respectively. The scheduled maturity date is earlier than the final maturity date due to the possibility of earlier repayment.

(8)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2011.

See Notes to Financial Statements.
10

Eaton Vance
Tax-Managed Global Dividend Income Fund

October 31, 2011

Portfolio of Investments — continued

Country Concentration

	Percentage
Country	of Total Investments	Value

United States	61.4%	$650,214,849
United Kingdom	8.9	94,663,756
France	6.1	64,119,986
Germany	5.0	52,648,925
Switzerland	2.7	28,044,491
Bermuda	2.5	26,968,319
Ireland	2.5	26,545,200
Sweden	1.7	18,245,756
Belgium	1.0	11,091,227
Taiwan	1.0	10,596,279
Cayman Islands	1.0	10,046,870
Italy	0.9	9,946,755
Australia	0.9	9,679,264
Israel	0.8	8,741,900
Netherlands	0.8	8,543,600
Spain	0.6	6,354,562
Norway	0.3	2,876,453
Brazil	0.3	2,636,100
Iceland	0.0	0

Long-Term Investments	98.4%	$1,041,964,292

Short-Term Investments	1.6	17,218,191

Total Investments	100.0%	$1,059,182,483

See Notes to Financial Statements.
11

Eaton Vance
Tax-Managed Global Dividend Income Fund

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Unaffiliated investments, at value (identified cost, $938,703,264)	$1,041,964,292
Affiliated investment, at value (identified cost, $17,218,191)	17,218,191
Foreign currency, at value (identified cost, $835,035)	848,586
Dividends and interest receivable	2,547,365
Interest receivable from affiliated investment	1,605
Receivable for investments sold	27,786,281
Receivable for Fund shares sold	1,583,640
Tax reclaims receivable	3,847,216

Total assets	$1,095,797,176

Liabilities

Payable for investments purchased	$18,242,777
Payable for Fund shares redeemed	4,134,968
Payable to affiliates:
Investment adviser fee	558,487
Distribution and service fees	475,300
Administration fee	131,681
Trustees’ fees	3,230
Accrued expenses	328,631

Total liabilities	$23,875,074

Net assets	$1,071,922,102

Sources of Net Assets

Paid-in capital	$1,572,070,726
Accumulated net realized loss	(606,762,365)
Accumulated undistributed net investment income	2,981,381
Net unrealized appreciation	103,632,360

Total assets	$1,071,922,102

Class A Shares

Net Assets	$546,678,894
Shares Outstanding	58,840,366
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.29
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$9.86

Class B Shares

Net Assets	$67,748,645
Shares Outstanding	7,308,908
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.27

Class C Shares

Net Assets	$371,066,175
Shares Outstanding	40,023,281
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.27

Class I Shares

Net Assets	$86,428,388
Shares Outstanding	9,297,333
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.30

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.
12

Eaton Vance
Tax-Managed Global Dividend Income Fund

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Dividends (net of foreign taxes, $5,569,352)	$73,422,446
Interest	6,315,953
Interest allocated from affiliated investment	14,846
Expenses allocated from affiliated investment	(1,388)

Total investment income	$79,751,857

Expenses

Investment adviser fee	$7,380,503
Administration fee	1,751,413
Distribution and service fees
Class A	1,499,023
Class B	794,007
Class C	4,164,236
Trustees’ fees and expenses	39,174
Custodian fee	353,839
Transfer and dividend disbursing agent fees	864,144
Legal and accounting services	77,949
Printing and postage	122,811
Registration fees	104,275
Stock dividend tax	2,173
Miscellaneous	83,944

Total expenses	$17,237,491

Deduct —
Reduction of custodian fee	$141

Total expense reductions	$141

Net expenses	$17,237,350

Net investment income	$62,514,507

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$60,668,201
Investment transactions allocated from affiliated investment	1,046
Foreign currency transactions	(319,844)

Net realized gain	$60,349,403

Change in unrealized appreciation (depreciation) —
Investments	$(103,739,038)
Foreign currency	173,281

Net change in unrealized appreciation (depreciation)	$(103,565,757)

Net realized and unrealized loss	$(43,216,354)

Net increase in net assets from operations	$19,298,153

See Notes to Financial Statements.
13

Eaton Vance
Tax-Managed Global Dividend Income Fund

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$62,514,507	$61,759,389
Net realized gain (loss) from investment, foreign currency and forward foreign currency exchange contract transactions	60,349,403	(23,631,577)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(103,565,757)	105,326,607

Net increase in net assets from operations	$19,298,153	$143,454,419

Distributions to shareholders —
From net investment income
Class A	$(32,120,549)	$(37,409,049)
Class B	(3,672,459)	(4,340,401)
Class C	(19,248,504)	(22,168,726)
Class I	(4,114,452)	(2,370,635)

Total distributions to shareholders	$(59,155,964)	$(66,288,811)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$91,872,223	$125,910,027
Class B	5,809,065	8,313,402
Class C	40,593,389	58,229,707
Class I	54,412,844	57,662,846
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	24,049,944	27,009,095
Class B	2,380,154	2,803,381
Class C	11,991,843	12,802,502
Class I	2,877,443	1,420,801
Cost of shares redeemed
Class A	(204,732,298)	(219,303,807)
Class B	(17,438,200)	(17,500,748)
Class C	(110,113,873)	(107,522,063)
Class I	(24,060,417)	(24,206,977)
Net asset value of shares exchanged
Class A	5,575,433	3,023,116
Class B	(5,575,433)	(3,023,116)

Net decrease in net assets from Fund share transactions	$(122,357,883)	$(74,381,834)

Net increase (decrease) in net assets	$(162,215,694)	$2,783,774

Net Assets

At beginning of year	$1,234,137,796	$1,231,354,022

At end of year	$1,071,922,102	$1,234,137,796

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of year	$2,981,381	$(83,661)

See Notes to Financial Statements.
14

Eaton Vance
Tax-Managed Global Dividend Income Fund

October 31, 2011

Financial Highlights

	Class A

	Year Ended October 31,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year	$9.660	$9.050	$8.830	$14.520	$13.400

Income (Loss) From Operations

Net investment income(1)	$0.550	$0.494	$0.523	$0.862	$0.810
Net realized and unrealized gain (loss)	(0.397)	0.644	0.311	(5.751)	1.080

Total income (loss) from operations	$0.153	$1.138	$0.834	$(4.889)	$1.890

Less Distributions

From net investment income	$(0.523)	$(0.528)	$(0.614)	$(0.801)	$(0.770)

Total distributions	$(0.523)	$(0.528)	$(0.614)	$(0.801)	$(0.770)

Net asset value — End of year	$9.290	$9.660	$9.050	$8.830	$14.520

Total Return(2)	1.52%	12.99%	10.49%	(35.08)%	14.47%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$546,679	$648,656	$670,392	$673,782	$1,141,383
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.17%	1.19%	1.21%	1.15%	1.14%
Net investment income	5.65%	5.34%	6.38%	7.00%	5.72%
Portfolio Turnover	101%	127%	101%	181%	139%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
15

Eaton Vance
Tax-Managed Global Dividend Income Fund

October 31, 2011

Financial Highlights — continued

	Class B

	Year Ended October 31,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year	$9.640	$9.030	$8.820	$14.490	$13.370

Income (Loss) From Operations

Net investment income(1)	$0.479	$0.424	$0.463	$0.772	$0.716
Net realized and unrealized gain (loss)	(0.399)	0.645	0.300	(5.736)	1.064

Total income (loss) from operations	$0.080	$1.069	$0.763	$(4.964)	$1.780

Less Distributions

From net investment income	$(0.450)	$(0.459)	$(0.553)	$(0.706)	$(0.660)

Total distributions	$(0.450)	$(0.459)	$(0.553)	$(0.706)	$(0.660)

Net asset value — End of year	$9.270	$9.640	$9.030	$8.820	$14.490

Total Return(2)	0.75%	12.18%	9.57%	(35.51)%	13.62%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$67,749	$85,354	$89,245	$97,996	$181,741
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.92%	1.94%	1.96%	1.90%	1.89%
Net investment income	4.93%	4.59%	5.67%	6.26%	5.08%
Portfolio Turnover	101%	127%	101%	181%	139%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
16

Eaton Vance
Tax-Managed Global Dividend Income Fund

October 31, 2011

Financial Highlights — continued

	Class C

	Year Ended October 31,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year	$9.640	$9.030	$8.820	$14.500	$13.370

Income (Loss) From Operations

Net investment income(1)	$0.477	$0.423	$0.460	$0.769	$0.704
Net realized and unrealized gain (loss)	(0.397)	0.646	0.303	(5.742)	1.086

Total income (loss) from operations	$0.080	$1.069	$0.763	$(4.973)	$1.790

Less Distributions

From net investment income	$(0.450)	$(0.459)	$(0.553)	$(0.707)	$(0.660)

Total distributions	$(0.450)	$(0.459)	$(0.553)	$(0.707)	$(0.660)

Net asset value — End of year	$9.270	$9.640	$9.030	$8.820	$14.500

Total Return(2)	0.76%	12.18%	9.57%	(35.51)%	13.63%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$371,066	$442,969	$451,078	$458,907	$779,330
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.92%	1.94%	1.96%	1.90%	1.89%
Net investment income	4.92%	4.58%	5.63%	6.25%	4.98%
Portfolio Turnover	101%	127%	101%	181%	139%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
17

Eaton Vance
Tax-Managed Global Dividend Income Fund

October 31, 2011

Financial Highlights — continued

	Class I

	Year Ended October 31,
					Period Ended
	2011	2010	2009	2008	October 31, 2007(1)

Net asset value — Beginning of period	$9.660	$9.050	$8.840	$14.530	$14.100

Income (Loss) From Operations

Net investment income(2)	$0.573	$0.518	$0.479	$0.681	$0.054
Net realized and unrealized gain (loss)	(0.385)	0.643	0.365	(5.538)	0.514

Total income (loss) from operations	$0.188	$1.161	$0.844	$(4.857)	$0.568

Less Distributions

From net investment income	$(0.548)	$(0.551)	$(0.634)	$(0.833)	$(0.138)

Total distributions	$(0.548)	$(0.551)	$(0.634)	$(0.833)	$(0.138)

Net asset value — End of period	$9.300	$9.660	$9.050	$8.840	$14.530

Total Return(3)	1.88%	13.27%	10.63%	(34.84)%	4.04	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$86,428	$57,160	$20,639	$1,773	$453
Ratios (as a percentage of average daily net assets):
Expenses(5)	0.93%	0.94%	0.94%	0.90%	0.89	%(6)
Net investment income	5.91%	5.63%	5.71%	5.95%	2.06	%(6)
Portfolio Turnover	101%	127%	101%	181%	139	%(4)

(1)	For the period from the start of business, August 27, 2007, to October 31, 2007.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(6)	Annualized.

See Notes to Financial Statements.
18

Eaton Vance
Tax-Managed Global Dividend Income Fund

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Tax-Managed Global Dividend Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to achieve after-tax total return by investing primarily in a diversified portfolio of common and preferred stocks. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning on January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

19

Eaton Vance
Tax-Managed Global Dividend Income Fund

October 31, 2011

Notes to Financial Statements — continued

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $597,648,096 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($315,514,692), October 31, 2017 ($258,617,823) and October 31, 2018 ($23,515,581). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2011.

During the year ended October 31, 2011, a capital loss carryforward of $54,294,083 was utilized to offset net realized gains by the Fund.

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2 Distributions to Shareholders

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally

20

Eaton Vance
Tax-Managed Global Dividend Income Fund

October 31, 2011

Notes to Financial Statements — continued

accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2011 and October 31, 2010 was as follows:

	Year Ended October 31,

	2011	2010

Distributions declared from:
Ordinary income	$59,155,964	$66,288,811

During the year ended October 31, 2011, accumulated net realized loss was decreased by $293,501 and accumulated undistributed net investment income was decreased by $293,501 due to differences between book and tax accounting, primarily for foreign currency gain (loss), accretion of market discount and distributions from real estate investment trusts (REITs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$3,606,536
Capital loss carryforward	$(597,648,096)
Net unrealized appreciation	$93,892,936

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, foreign currency transactions, accretion of market discount and investments in partnerships.

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million, 0.625% from $500 million up to $1 billion, 0.60% from $1 billion up to $2.5 billion and at reduced rates as daily net assets of $2.5 billion or more, and is payable monthly. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2011, the Fund’s investment adviser fee amounted to $7,380,503 or 0.63% of the Fund’s average daily net assets. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2011, the administration fee amounted to $1,751,413. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2011, EVM earned $40,119 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $152,721 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2011. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2011 amounted to $1,499,023 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate

21

Eaton Vance
Tax-Managed Global Dividend Income Fund

October 31, 2011

Notes to Financial Statements — continued

amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2011, the Fund paid or accrued to EVD $595,505 and $3,123,177 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2011, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $5,246,000 and $48,371,000, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2011 amounted to $198,502 and $1,041,059 for Class B and Class C shares, respectively.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2011, the Fund was informed that EVD received approximately $25,000, $146,000 and $21,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,164,301,882 and $1,306,681,948, respectively, for the year ended October 31, 2011.

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,

Class A	2011	2010

Sales	9,538,392	13,462,214
Issued to shareholders electing to receive payments of distributions in Fund shares	2,494,882	2,915,093
Redemptions	(20,950,310)	(23,644,245)
Exchange from Class B shares	596,639	323,496

Net decrease	(8,320,397)	(6,943,442)

	Year Ended October 31,

Class B	2011	2010

Sales	596,753	890,374
Issued to shareholders electing to receive payments of distributions in Fund shares	247,389	303,285
Redemptions	(1,794,881)	(1,898,127)
Exchange to Class A shares	(597,865)	(324,174)

Net decrease	(1,548,604)	(1,028,642)

22

Eaton Vance
Tax-Managed Global Dividend Income Fund

October 31, 2011

Notes to Financial Statements — continued

	Year Ended October 31,

Class C	2011	2010

Sales	4,174,026	6,263,517
Issued to shareholders electing to receive payments of distributions in Fund shares	1,247,679	1,384,706
Redemptions	(11,357,748)	(11,648,460)

Net decrease	(5,936,043)	(4,000,237)

	Year Ended October 31,

Class I	2011	2010

Sales	5,572,080	6,139,973
Issued to shareholders electing to receive payments of distributions in Fund shares	299,383	154,612
Redemptions	(2,488,926)	(2,659,824)

Net increase	3,382,537	3,634,761

8 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$965,664,854

Gross unrealized appreciation	$140,606,197
Gross unrealized depreciation	(47,088,568)

Net unrealized appreciation	$93,517,629

9 Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $600 million ($450 million prior to September 12, 2011) unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% (0.10% prior to September 12, 2011) on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2011.

10 Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

23

Eaton Vance
Tax-Managed Global Dividend Income Fund

October 31, 2011

Notes to Financial Statements — continued

11 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2011, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$67,552,450	$14,371,126		$—	$81,923,576
Consumer Staples	32,818,640	71,330,026		—	104,148,666
Energy	43,783,650	53,148,606		—	96,932,256
Financials	78,982,693	14,621,574		—	93,604,267
Health Care	41,225,490	36,753,373		—	77,978,863
Industrials	55,347,100	20,701,657		—	76,048,757
Information Technology	75,675,600	20,238,038		—	95,913,638
Materials	53,717,533	18,248,946		—	71,966,479
Telecommunication Services	28,753,900	13,312,051		—	42,065,951
Utilities	25,346,420	43,094,994		—	68,441,414

Total Common Stocks	$503,203,476	$305,820,391	*	$—	$809,023,867

Preferred Stocks
Consumer Staples	$—	$1,170,555		$—	$1,170,555
Financials	53,812,700	96,759,599		0	150,572,299
Telecommunication Services	—	1,890,570		—	1,890,570
Utilities	—	18,021,240		—	18,021,240

Total Preferred Stocks	$53,812,700	$117,841,964		$0	$171,654,664

Corporate Bonds & Notes	$—	$61,285,761		$—	$61,285,761
Short-Term Investments	—	17,218,191		—	17,218,191

Total	$557,016,176	$502,166,307		$0	$1,059,182,483

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

There was no activity in investments valued based on Level 3 inputs during the year ended October 31, 2011 to require a reconciliation of Level 3 investments. At October 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

24

Eaton Vance
Tax-Managed Global Dividend Income Fund

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Global Dividend Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Global Dividend Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Global Dividend Income Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 21, 2011

25

Eaton Vance
Tax-Managed Global Dividend Income Fund

October 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $73,420,644, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2011 ordinary income dividends, 33.58% qualifies for the corporate dividends received deduction.

26

Eaton Vance
Tax-Managed Global Dividend Income Fund

October 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
	with the		Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

27

Eaton Vance
Tax-Managed Global Dividend Income Fund

October 31, 2011

Management and Organization — continued

Position(s)
	with the		Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
	with the	Length of	Principal Occupation(s)
Name and Year of Birth	Trust	Service	During Past Five Years

Duncan W. Richardson 1957	President	Since 2011(2)	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	Prior to 2011, Mr. Richardson was Vice President of the Trust since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

28

Eaton Vance
Tax-Managed Global Dividend Income Fund

October 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

29

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Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1857-12/11	TMDISRC

Eaton Vance Tax-Managed International Equity Fund Annual Report October 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2011
Eaton Vance
Tax-Managed International Equity Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18	and 30

Federal Tax Information	19

Management and Organization	31

Important Notices	34

Eaton Vance
Tax-Managed International Equity Fund
October 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
In a year characterized by extreme market volatility, a large number of headline events and widespread uncertainty about the worldwide economy, most global equity markets posted losses during the 12 months ending October 31, 2011.
Early in the period, global equity markets generated solid gains amid improved corporate profitability due to improvements in the U.S. economy and the continued expansion of the worldwide economy. However, global equity markets began to falter in late winter when data suggested that both the U.S. and global economies were beginning to retrench.
In the summer and early fall, global equity markets generally suffered broad-based declines as the financial distress in the eurozone deepened and worldwide economic activity decelerated. European equities—led by major declines in bank stock prices—performed particularly poorly while emerging-market equities also posted steep losses.
In the final weeks of the period, many global equity markets produced significant gains. Investors were encouraged by Europe’s plan to combat Greece’s debt problems, expand a bailout fund and recapitalize the region’s banks. Additionally, economic data indicated that the U.S. economy may not be poised to move back into recession and that global growth could begin to accelerate.
For the 12-month period ending October 31, 2011, the MSCI World Index2 returned 1.76%. Meanwhile, the MSCI Europe, Australasia, Far East (MSCI EAFE) Index returned -4.08% and the MSCI Emerging Markets Index returned -7.72%. By contrast, the S&P 500 Index advanced 8.09%.
Fund Performance
For the fiscal year ending October 31, 2011, Eaton Vance Tax-Managed International Equity Fund’s Class A shares at net asset value (NAV) had a total return of -9.74%. By comparison, the Fund’s benchmark, the MSCI EAFE Index (the Index), returned -4.08% during the period.
The continuing European sovereign debt crisis, as well as slowing economic growth in China and in developed markets, affected the Fund’s performance. The Fund’s allocation to emerging markets also negatively affected Fund performance due to the region’s underperformance versus developed markets.
From a country perspective, the Fund’s performance relative to the Index was hurt by its holdings in Brazil, Japan and France. Stock selection in Brazil, the Fund’s largest emerging market country exposure, hurt the Fund’s performance, primarily energy and basic commodities stocks. Security selection detracted in Japan, particularly in the information technology and consumer discretionary sectors.
The spreading contagion of the European debt crisis negatively affected France during the final three months of the period. The Fund’s stock selection in the French financials sector, in particular, was a drag on Fund performance as fears grew over banks’ exposure to Greece and Italy.
By contrast, the Fund benefited from its holdings in Germany, Singapore and Hong Kong. Security selection in the industrials and consumer discretionary sectors was the primary contributor in Germany. In Singapore, stock selection in the industrials sector aided performance relative to the Index, while in Hong Kong the Fund benefited from stock selection in the financials and utilities sectors. Also aiding relative performance was the Fund’s underweighted position in Italy and absence from Greece, two countries troubled by the European debt crisis.
From a sector perspective, stock selection in the energy, financials and health care sectors detracted from the Fund’s performance relative to the Index. On the other hand, an underweight position in the financials, materials and utilities sectors benefited the Fund, along with stock selection in the industrials and consumer staples sectors.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
Tax-Managed International Equity Fund
October 31, 2011
Performance2,3

Portfolio Managers Edward R. Allen, III, CFA; Thomas N. Hunt, III, CFA, each of Eagle Global Advisors L.L.C.

					Since
% Average Annual Total Returns	Inception Date	1 Year	5 Years	10 Years	Inception

Class A at NAV	4/22/1998	-9.74%	-5.24%	1.51%	—
Class A at 5.75% Maximum Sales Charge	—	-14.92	-6.36	0.90	—
Class B at NAV	4/22/1998	-10.39	-5.93	0.75	—
Class B at 5% Maximum Sales Charge	—	-14.83	-6.30	0.75	—
Class C at NAV	4/22/1998	-10.40	-5.95	0.75	—
Class C at 1% Maximum Sales Charge	—	-11.29	-5.95	0.75	—
Class I at NAV	9/2/2008	-9.33	—	—	-9.52

MSCI EAFE Index	—	-4.08%	-2.41%	5.73%	—

					Since
% After-Tax Returns with Maximum Sales Charge	Inception Date	1 Year	5 Years	10 Years	Inception

Class A After Taxes on Distributions	4/22/1998	-14.89%	-6.28%	1.01%	—
Class A After Taxes on Distributions and Sale of Fund Shares	—	-9.09	-4.97	1.03	—
Class B After Taxes on Distributions	4/22/1998	-14.82	-6.19	0.88	—
Class B After Taxes on Distributions and Sale of Fund Shares	—	-9.31	-5.06	0.82	—
Class C After Taxes on Distributions	4/22/1998	-11.27	-5.85	0.88	—
Class C After Taxes on Distributions and Sale of Fund Shares	—	-6.94	-4.73	0.85	—
Class I After Taxes on Distributions	9/2/2008	-9.29	—	—	-9.45
Class I After Taxes on Distributions and Sale of Fund Shares	—	-5.29	—	—	-7.61

Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I

		1.68%	2.43%	2.43%	1.43%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
	Period Beginning	At NAV	Sales Charge

Class B	10/31/01	$10,775	N.A.

Class C	10/31/01	$10,777	N.A.

Class I	9/2/08	$7,289	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Tax-Managed International Equity Fund
October 31, 2011
Fund Profile5

Sector Allocation (% of net assets)6

Geographic Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

British American Tobacco PLC	5.3%
BT Group PLC	3.9
Keppel Corp., Ltd.	3.8
Nestle SA	3.6
Novartis AG	3.5
DBS Group Holdings, Ltd.	2.8
Vodafone Group PLC ADR	2.8
Sanofi SA	2.7
Bayerische Motoren Werke AG	2.4
Hitachi, Ltd. ADR	2.3

Total	33.1%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance
Tax-Managed International Equity Fund
October 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance
Tax-Managed International Equity Fund

October 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 – October 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
	(5/1/11)	(10/31/11)	(5/1/11 – 10/31/11)	Ratio

Actual
Class A	$1,000.00	$802.20	$8.40	1.85%
Class B	$1,000.00	$799.20	$11.79	2.60%
Class C	$1,000.00	$798.30	$11.79	2.60%
Class I	$1,000.00	$804.10	$7.00	1.54%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,015.90	$9.40	1.85%
Class B	$1,000.00	$1,012.10	$13.19	2.60%
Class C	$1,000.00	$1,012.10	$13.19	2.60%
Class I	$1,000.00	$1,017.40	$7.83	1.54%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2011. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance
Tax-Managed International Equity Fund

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Investment in Tax-Managed International Equity Portfolio, at value (identified cost, $55,658,512)	$54,752,465
Receivable for Fund shares sold	10,770
Miscellaneous receivable	111,045

Total assets	$54,874,280

Liabilities

Payable for Fund shares redeemed	$352,164
Payable to affiliates:
Distribution and service fees	20,787
Trustees’ fees	42
Accrued expenses	54,681

Total liabilities	$427,674

Net Assets	$54,446,606

Sources of Net Assets

Paid-in capital	$108,405,006
Accumulated net realized loss from Portfolio	(53,559,146)
Accumulated undistributed net investment income	506,793
Net unrealized depreciation from Portfolio	(906,047)

Total	$54,446,606

Class A Shares

Net Assets	$36,350,146
Shares Outstanding	4,619,494
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.87
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$8.35

Class B Shares

Net Assets	$2,019,166
Shares Outstanding	267,168
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.56

Class C Shares

Net Assets	$14,021,839
Shares Outstanding	1,884,071
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.44

Class I Shares

Net Assets	$2,055,455
Shares Outstanding	260,982
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.88

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.
7

Eaton Vance
Tax-Managed International Equity Fund

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Dividends allocated from Portfolio (net of foreign taxes, $236,192)	$2,023,399
Interest allocated from Portfolio	625
Expenses allocated from Portfolio	(818,541)

Total investment income from Portfolio	$1,205,483

Expenses

Distribution and service fees
Class A	$125,721
Class B	28,180
Class C	178,616
Trustees’ fees and expenses	501
Custodian fee	20,879
Transfer and dividend disbursing agent fees	121,753
Legal and accounting services	22,248
Printing and postage	35,421
Registration fees	67,643
Miscellaneous	13,846

Total expenses	$614,808

Net investment income	$590,675

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(2,336,254)
Foreign currency transactions	(39,609)

Net realized loss	$(2,375,863)

Change in unrealized appreciation (depreciation) —
Investments	$(4,141,957)
Foreign currency	12,936

Net change in unrealized appreciation (depreciation)	$(4,129,021)

Net realized and unrealized loss	$(6,504,884)

Net decrease in net assets from operations	$(5,914,209)

See Notes to Financial Statements.
8

Eaton Vance
Tax-Managed International Equity Fund

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$590,675	$775,897
Net realized gain (loss) from investment and foreign currency transactions	(2,375,863)	14,229,905
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(4,129,021)	(10,335,162)

Net increase (decrease) in net assets from operations	$(5,914,209)	$4,670,640

Distributions to shareholders —
From net investment income
Class A	$(930,902)	$(1,328,389)
Class B	(27,883)	(46,735)
Class C	(201,093)	(282,359)
Class I	(10,987)	(22,693)

Total distributions to shareholders	$(1,170,865)	$(1,680,176)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$6,153,293	$21,663,941
Class B	98,247	189,584
Class C	955,608	1,704,766
Class I	2,508,016	4,975,458
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	793,055	1,180,623
Class B	24,457	41,435
Class C	165,091	228,539
Class I	3,767	2,790
Cost of shares redeemed
Class A	(40,265,619)	(29,397,949)
Class B	(570,640)	(1,126,993)
Class C	(5,669,562)	(7,592,953)
Class I	(692,191)	(5,753,011)
Net asset value of shares exchanged
Class A	586,653	1,625,654
Class B	(586,653)	(1,625,654)
Redemption fees	970	9,168

Net decrease in net assets from Fund share transactions	$(36,495,508)	$(13,874,602)

Net decrease in net assets	$(43,580,582)	$(10,884,138)

Net Assets

At beginning of year	$98,027,188	$108,911,326

At end of year	$54,446,606	$98,027,188

Accumulated undistributed net investment income included in net assets

At end of year	$506,793	$871,021

See Notes to Financial Statements.
9

Eaton Vance
Tax-Managed International Equity Fund

October 31, 2011

Financial Highlights

	Class A

	Year Ended October 31,

	2011	2010	2009		2008	2007

Net asset value — Beginning of year	$8.870	$8.600	$7.530		$14.970	$11.080

Income (Loss) From Operations

Net investment income(1)	$0.091	$0.080	$0.121		$0.205	$0.266	(2)
Net realized and unrealized gain (loss)	(0.936)	0.340	1.078		(7.470)	3.731

Total income (loss) from operations	$(0.845)	$0.420	$1.199		$(7.265)	$3.997

Less Distributions

From net investment income	$(0.155)	$(0.151)	$(0.129)		$(0.176)	$(0.107)

Total distributions	$(0.155)	$(0.151)	$(0.129)		$(0.176)	$(0.107)

Redemption fees(1)	$0.000 (3)	$0.001	$0.000	(3)	$0.001	$0.000	(3)

Net asset value — End of year	$7.870	$8.870	$8.600		$7.530	$14.970

Total Return(4)	(9.74)%	4.89%	16.22%		(49.06)%	36.35%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$36,350	$73,731	$76,284		$92,173	$125,311
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.77%	1.68%	1.73	%(7)	1.54%	1.57%
Net investment income	1.02%	0.95%	1.67%		1.67%	2.12	%(2)
Portfolio Turnover of the Portfolio	41%	72%	57%		34%	23%

(1)	Computed using average shares outstanding.
(2)	Net investment income per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.132 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 1.07%.
(3)	Amount is less than $0.0005.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the year ended October 31, 2009). All of the waiver was borne by the sub-adviser of the Portfolio.

See Notes to Financial Statements.
10

Eaton Vance
Tax-Managed International Equity Fund

October 31, 2011

Financial Highlights — continued

	Class B

	Year Ended October 31,

	2011	2010	2009		2008	2007

Net asset value — Beginning of year	$8.510	$8.250	$7.140		$14.200	$10.510

Income (Loss) From Operations

Net investment income(1)	$0.024	$0.017	$0.066		$0.098	$0.132	(2)
Net realized and unrealized gain (loss)	(0.898)	0.315	1.044		(7.094)	3.573

Total income (loss) from operations	$(0.874)	$0.332	$1.110		$(6.996)	$3.705

Less Distributions

From net investment income	$(0.076)	$(0.073)	$—		$(0.065)	$(0.015)

Total distributions	$(0.076)	$(0.073)	$—		$(0.065)	$(0.015)

Redemption fees(1)	$0.000 (3)	$0.001	$0.000	(3)	$0.001	$0.000	(3)

Net asset value — End of year	$7.560	$8.510	$8.250		$7.140	$14.200

Total Return(4)	(10.39)%	4.15%	15.41%		(49.47)%	35.29%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$2,019	$3,319	$5,775		$9,717	$31,892
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.53%	2.43%	2.49	%(7)	2.29%	2.32%
Net investment income	0.29%	0.21%	0.95%		0.82%	1.12	%(2)
Portfolio Turnover of the Portfolio	41%	72%	57%		34%	23%

(1)	Computed using average shares outstanding.
(2)	Net investment income per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.097 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 0.29%.
(3)	Amount is less than $0.0005.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the year ended October 31, 2009). All of the waiver was borne by the sub-adviser of the Portfolio.

See Notes to Financial Statements.
11

Eaton Vance
Tax-Managed International Equity Fund

October 31, 2011

Financial Highlights — continued

	Class C

	Year Ended October 31,

	2011	2010	2009		2008	2007

Net asset value — Beginning of year	$8.390	$8.150	$7.100		$14.150	$10.500

Income (Loss) From Operations

Net investment income(1)	$0.025	$0.017	$0.063		$0.105	$0.156	(2)
Net realized and unrealized gain (loss)	(0.886)	0.314	1.024		(7.060)	3.536

Total income (loss) from operations	$(0.861)	$0.331	$1.087		$(6.955)	$3.692

Less Distributions

From net investment income	$(0.089)	$(0.092)	$(0.037)		$(0.096)	$(0.042)

Total distributions	$(0.089)	$(0.092)	$(0.037)		$(0.096)	$(0.042)

Redemption fees(1)	$0.000 (3)	$0.001	$0.000	(3)	$0.001	$0.000	(3)

Net asset value — End of year	$7.440	$8.390	$8.150		$7.100	$14.150

Total Return(4)	(10.40)%	4.07%	15.40%		(49.46)%	35.27%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$14,022	$20,359	$25,599		$29,444	$53,180
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.53%	2.43%	2.48	%(7)	2.29%	2.32%
Net investment income	0.29%	0.21%	0.91%		0.90%	1.32	%(2)
Portfolio Turnover of the Portfolio	41%	72%	57%		34%	23%

(1)	Computed using average shares outstanding.
(2)	Net investment income per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.119 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 0.31%.
(3)	Amount is less than $0.0005.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the year ended October 31, 2009). All of the waiver was borne by the sub-adviser of the Portfolio.

See Notes to Financial Statements.
12

Eaton Vance
Tax-Managed International Equity Fund

October 31, 2011

Financial Highlights — continued

	Class I

	Year Ended October 31,
					Period Ended
	2011	2010	2009		October 31, 2008(1)

Net asset value — Beginning of period	$8.870	$8.600	$7.530		$11.490

Income (Loss) From Operations

Net investment income(2)	$0.115	$0.077	$0.157		$0.003
Net realized and unrealized gain (loss)	(0.920)	0.363	1.072		(3.963)

Total income (loss) from operations	$(0.805)	$0.440	$1.229		$(3.960)

Less Distributions

From net investment income	$(0.185)	$(0.171)	$(0.159)		$—

Total distributions	$(0.185)	$(0.171)	$(0.159)		$—

Redemption fees(2)	$0.000 (3)	$0.001	$0.000	(3)	$0.000	(3)

Net asset value — End of period	$7.880	$8.870	$8.600		$7.530

Total Return(4)	(9.33)%	5.13%	16.69%		(34.46	)%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,055	$618	$1,253		$101
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	1.52%	1.43%	1.48	%(8)	1.23	%(9)
Net investment income	1.33%	0.94%	2.11%		0.25	%(9)
Portfolio Turnover of the Portfolio	41%	72%	57%		34	%(10)

(1)	For the period from the start of business, September 2, 2008, to October 31, 2008.
(2)	Computed using average shares outstanding.
(3)	Amount is less than $0.0005.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(5)	Not annualized.
(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(8)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the year ended October 31, 2009). All of the waiver was borne by the sub-adviser of the Portfolio.
(9)	Annualized.
(10)	For the Portfolio’s year ended October 31, 2008.

See Notes to Financial Statements.
13

Eaton Vance
Tax-Managed International Equity Fund

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Tax-Managed International Equity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning on January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed International Equity Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (50.3% at October 31, 2011). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $51,872,138 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($12,569,600), October 31, 2017 ($36,830,557) and October 31, 2019 ($2,471,981). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2011.

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Redemption Fees — Upon the redemption or exchange of shares by Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. Effective January 1, 2011, Class A and Class I shares are no longer subject to a redemption fee.

14

Eaton Vance
Tax-Managed International Equity Fund

October 31, 2011

Notes to Financial Statements — continued

I Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2 Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2011 and October 31, 2010 was as follows:

	Year ended October 31,

	2011	2010

Distributions declared from:
Ordinary income	$1,170,865	$1,680,176

During the year ended October 31, 2011, accumulated undistributed net investment income was increased by $215,962, accumulated net realized loss was decreased by $39,719,088 and paid-in capital was decreased by $39,935,050 due to differences between book and tax accounting, primarily for expired capital loss carryforwards, foreign currency gain (loss) and investments in passive foreign investment companies (PFICs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$628,464
Capital loss carryforward	$(51,872,138)
Net unrealized depreciation	$(2,714,726)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and investments in PFICs.

3 Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2011, EVM earned $7,505 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $2,537 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2011. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2011 amounted to $125,721 for Class A shares. The Fund also has in effect distribution plans for

15

Eaton Vance
Tax-Managed International Equity Fund

October 31, 2011

Notes to Financial Statements — continued

Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2011, the Fund paid or accrued to EVD $21,135 and $133,962 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2011, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $4,390,000 and $10,723,000, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2011 amounted to $7,045 and $44,654 for Class B and Class C shares, respectively.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2011, the Fund was informed that EVD received approximately $1,000, $4,000 and $1,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6 Investment Transactions

For the year ended October 31, 2011, increases and decreases in the Fund’s investment in the Portfolio aggregated $2,514,012 and $40,428,079, respectively.

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,

Class A	2011	2010

Sales	681,623	2,562,461
Issued to shareholders electing to receive payments of distributions in Fund shares	88,116	132,953
Redemptions	(4,534,211)	(3,438,247)
Exchange from Class B shares	67,548	190,588

Net decrease	(3,696,924)	(552,245)

16

Eaton Vance
Tax-Managed International Equity Fund

October 31, 2011

Notes to Financial Statements — continued

	Year Ended October 31,

Class B	2011	2010

Sales	11,289	22,598
Issued to shareholders electing to receive payments of distributions in Fund shares	2,814	4,835
Redemptions	(66,977)	(139,413)
Exchange to Class A shares	(70,197)	(198,189)

Net decrease	(123,071)	(310,169)

	Year Ended October 31,

Class C	2011	2010

Sales	111,126	209,274
Issued to shareholders electing to receive payments of distributions in Fund shares	19,286	27,014
Redemptions	(672,865)	(949,686)

Net decrease	(542,453)	(713,398)

	Year Ended October 31,

Class I	2011	2010

Sales	268,181	660,938
Issued to shareholders electing to receive payments of distributions in Fund shares	419	315
Redemptions	(77,266)	(737,291)

Net increase (decrease)	191,334	(76,038)

For the years ended October 31, 2011 and October 31, 2010, the Fund received $970 and $9,168, respectively, in redemption fees.

17

Eaton Vance
Tax-Managed International Equity Fund

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and the Shareholders of Eaton Vance Tax-Managed International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed International Equity Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed International Equity Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 16, 2011

18

Eaton Vance
Tax-Managed International Equity Fund

October 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income. The Fund designates $1,766,192 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. The Fund paid foreign taxes of $236,192 and recognized foreign source income of $2,259,591.

19

Tax-Managed International Equity Portfolio

October 31, 2011

Portfolio of Investments

Common Stocks — 90.4%

Security	Shares	Value

Automobiles — 5.3%

Bayerische Motoren Werke AG	31,800	$2,583,244
Honda Motor Co., Ltd.	45,000	1,345,668
Nissan Motor Co., Ltd.	201,900	1,856,420

		$5,785,332

Beverages — 2.7%

Anheuser-Busch InBev NV ADR	20,900	$1,159,323
Fomento Economico Mexicano SA de CV ADR	26,100	1,750,005

		$2,909,328

Chemicals — 3.8%

Agrium, Inc.	23,000	$1,892,670
BASF SE	30,400	2,219,072

		$4,111,742

Commercial Banks — 7.3%

Bank Hapoalim B.M.	140,000	$542,648
Barclays PLC	412,000	1,277,176
DBS Group Holdings, Ltd.	311,300	3,040,706
HSBC Holdings PLC	145,000	1,265,170
Industrial & Commercial Bank of China, Ltd., Class H	1,262,730	786,932
Sberbank of Russia ADR	48,300	519,959
Sberbank of Russia ADR	44,600	486,140

		$7,918,731

Diversified Financial Services — 0.8%

ORIX Corp.	10,000	$872,753

		$872,753

Diversified Telecommunication Services — 7.5%

BT Group PLC	1,404,800	$4,238,598
Koninklijke KPN NV	66,200	866,751
Nippon Telegraph & Telephone Corp.	42,500	2,180,071
Vivendi SA	40,000	893,857

		$8,179,277

Electric Utilities — 2.3%

Enel SpA	207,200	$977,590
Power Assets Holdings, Ltd.	204,500	1,548,719

		$2,526,309

Electrical Equipment — 1.0%

ABB, Ltd. ADR	56,400	$1,060,884

		$1,060,884

Electronic Equipment, Instruments & Components — 3.4%

FUJIFILM Holdings Corp.	49,600	$1,213,920
Hitachi, Ltd. ADR	45,400	2,455,232

		$3,669,152

Energy Equipment & Services — 1.7%

Precision Drilling Corp.(1)	163,100	$1,887,067

		$1,887,067

Food Products — 6.1%

Nestle SA	67,000	$3,875,123
Nutreco NV	9,800	651,104
Unilever PLC ADR	64,100	2,156,965

		$6,683,192

Hotels, Restaurants & Leisure — 1.4%

Carnival PLC	18,500	$676,905
InterContinental Hotels Group PLC	45,100	832,368

		$1,509,273

Household Products — 1.5%

Henkel AG & Co. KGaA	34,100	$1,665,096

		$1,665,096

Industrial Conglomerates — 5.1%

Keppel Corp., Ltd.	548,990	$4,109,804
Siemens AG ADR	13,400	1,406,598

		$5,516,402

Insurance — 2.7%

Allianz SE	8,900	$990,232
Hannover Rueckversicherung AG	18,300	900,992
Zurich Financial Services AG	4,800	1,106,129

		$2,997,353

Machinery — 2.5%

Atlas Copco AB, Class B	42,000	$816,162
Volvo AB	152,400	1,896,877

		$2,713,039

See Notes to Financial Statements.
20

Tax-Managed International Equity Portfolio

October 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Media — 0.9%

Focus Media Holding, Ltd. ADR(1)	36,100	$981,198

		$981,198

Metals & Mining — 3.1%

Anglo American PLC ADR	68,400	$1,255,140
BHP Billiton PLC ADR	18,500	1,164,945
Vale SA ADR	38,920	918,512

		$3,338,597

Office Electronics — 1.4%

Canon, Inc.	32,700	$1,484,508

		$1,484,508

Oil, Gas & Consumable Fuels — 7.2%

Afren PLC(1)	340,000	$537,756
HRT Participacoes em Petroleo SA(1)	1,500	747,882
LUKOIL OAO ADR	31,000	1,795,556
Petroleo Brasileiro SA ADR	36,200	915,498
Royal Dutch Shell PLC ADR	17,000	1,205,470
Showa Shell Sekiyu K.K.	60,000	434,274
Total SA	42,400	2,212,314

		$7,848,750

Pharmaceuticals — 10.5%

AstraZeneca PLC ADR	40,100	$1,921,191
Novartis AG	68,000	3,830,798
Novo Nordisk A/S, Class B	9,500	1,008,581
Roche Holding AG ADR	26,730	1,093,257
Sanofi SA	41,697	2,982,962
Shire PLC ADR	6,000	565,800

		$11,402,589

Real Estate Investment Trusts — 0.5%

Starhill Global REIT	1,100,000	$524,827

		$524,827

Real Estate Management & Development — 0.6%

Raven Russia, Ltd.	789,551	$701,291

		$701,291

Tobacco — 5.3%

British American Tobacco PLC	126,100	$5,781,724

		$5,781,724

Trading Companies & Distributors — 1.9%

Mitsui & Co., Ltd.	145,000	$2,116,206

		$2,116,206

Transportation Infrastructure — 0.5%

Anhui Expressway Co., Ltd., Class H	845,000	$524,307

		$524,307

Wireless Telecommunication Services — 3.4%

Globe Telecom, Inc.	33,500	$709,544
Vodafone Group PLC ADR	108,600	3,023,424

		$3,732,968

Total Common Stocks
(identified cost $98,765,208)		$98,441,895

Short-Term Investments — 8.6%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(2)	$9,372	$9,372,020

Total Short-Term Investments
(identified cost $9,372,020)		$9,372,020

Total Investments — 99.0%
(identified cost $108,137,228)		$107,813,915

Other Assets, Less Liabilities — 1.0%		$1,040,761

Net Assets — 100.0%		$108,854,676

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	- American Depositary Receipt

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2011.

See Notes to Financial Statements.
21

Tax-Managed International Equity Portfolio

October 31, 2011

Portfolio of Investments — continued

Country Concentration of Portfolio

	Percentage
Country	of Net Assets	Value

United Kingdom	23.8%	$25,902,632
Japan	12.8	13,959,052
Switzerland	10.1	10,966,191
Germany	9.0	9,765,234
United States	8.6	9,372,020
Singapore	7.0	7,675,337
France	5.6	6,089,133
Canada	3.5	3,779,737
Russia	3.2	3,502,946
Sweden	2.5	2,713,039
Brazil	2.4	2,581,892
China	2.1	2,292,437
Mexico	1.6	1,750,005
Hong Kong	1.4	1,548,719
Netherlands	1.4	1,517,855
Belgium	1.1	1,159,323
Denmark	0.9	1,008,581
Italy	0.9	977,590
Philippines	0.6	709,544
Israel	0.5	542,648

Total Investments	99.0%	$107,813,915

See Notes to Financial Statements.
22

Tax-Managed International Equity Portfolio

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Unaffiliated investments, at value (identified cost, $98,765,208)	$98,441,895
Affiliated investment, at value (identified cost, $9,372,020)	9,372,020
Foreign currency, at value (identified cost, $262,946)	265,899
Dividends receivable	183,272
Interest receivable from affiliated investment	510
Tax reclaims receivable	733,670

Total assets	$108,997,266

Liabilities

Payable to affiliates:
Investment adviser fee	$89,133
Trustees’ fees	422
Accrued expenses	53,035

Total liabilities	$142,590

Net Assets applicable to investors’ interest in Portfolio	$108,854,676

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$109,082,082
Net unrealized depreciation	(227,406)

Total	$108,854,676

See Notes to Financial Statements.
23

Tax-Managed International Equity Portfolio

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Dividends (net of foreign taxes, $466,096)	$3,981,793
Interest allocated from affiliated investment	1,224
Expenses allocated from affiliated investment	(113)

Total investment income	$3,982,904

Expenses

Investment adviser fee	$1,424,082
Trustees’ fees and expenses	5,262
Custodian fee	128,026
Legal and accounting services	36,057
Miscellaneous	11,494

Total expenses	$1,604,921

Deduct —
Reduction of custodian fee	$14

Total expense reductions	$14

Net expenses	$1,604,907

Net investment income	$2,377,997

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(3,644,112)
Investment transactions allocated from affiliated investment	31
Foreign currency transactions	(72,596)

Net realized loss	$(3,716,677)

Change in unrealized appreciation (depreciation) —
Investments	$(7,896,106)
Foreign currency	35,813

Net change in unrealized appreciation (depreciation)	$(7,860,293)

Net realized and unrealized loss	$(11,576,970)

Net decrease in net assets from operations	$(9,198,973)

See Notes to Financial Statements.
24

Tax-Managed International Equity Portfolio

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$2,377,997	$2,366,656
Net realized gain (loss) from investment and foreign currency transactions	(3,716,677)	30,390,266
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(7,860,293)	(23,780,212)

Net increase (decrease) in net assets from operations	$(9,198,973)	$8,976,710

Capital transactions —
Contributions	$3,039,751	$20,759,092
Withdrawals	(59,624,574)	(48,705,200)

Net decrease in net assets from capital transactions	$(56,584,823)	$(27,946,108)

Net decrease in net assets	$(65,783,796)	$(18,969,398)

Net Assets

At beginning of year	$174,638,472	$193,607,870

At end of year	$108,854,676	$174,638,472

See Notes to Financial Statements.
25

Tax-Managed International Equity Portfolio

October 31, 2011

Supplementary Data

	Year Ended October 31,

Ratios/Supplemental Data	2011	2010	2009		2008	2007

Ratios (as a percentage of average daily net assets):
Expenses(1)	1.13%	1.13%	1.12	%(2)	1.09%	1.10%
Net investment income	1.67%	1.30%	2.30%		2.08%	2.51	%(3)
Portfolio Turnover	41%	72%	57%		34%	23%

Total Return	(9.16)%	5.48%	16.92%		(48.82)%	36.97%

Net assets, end of year (000’s omitted)	$108,855	$174,638	$193,608		$226,980	$391,673

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(2)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the year ended October 31, 2009). All of the waiver was borne by the sub-adviser.
(3)	Includes a dividend resulting from a corporate action equal to 0.96% of average daily net assets.

See Notes to Financial Statements.
26

Tax-Managed International Equity Portfolio

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Tax-Managed International Equity Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term after-tax returns by investing in a diversified portfolio of foreign equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2011, Eaton Vance Tax-Managed International Equity Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 50.3% and 49.7%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

27

Tax-Managed International Equity Portfolio

October 31, 2011

Notes to Financial Statements — continued

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 1.00% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. Pursuant to a sub-advisory agreement, BMR pays Eagle Global Advisors, L.L.C. (Eagle) a portion of its adviser fee for sub-advisory services provided to the Portfolio. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2011, the Portfolio’s investment adviser fee amounted to $1,424,082 or 1.00% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $57,943,279 and $115,317,256, respectively, for the year ended October 31, 2011.

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$108,360,827

Gross unrealized appreciation	$5,930,731
Gross unrealized depreciation	(6,477,643)

Net unrealized depreciation	$(546,912)

The net unrealized appreciation on foreign currency at October 31, 2011 on a federal income tax basis was $95,907.

28

Tax-Managed International Equity Portfolio

October 31, 2011

Notes to Financial Statements — continued

5 Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million ($450 million prior to September 12, 2011) unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% (0.10% prior to September 12, 2011) on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio’s average borrowings or allocated fees during the year ended October 31, 2011 were not significant.

6 Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

7 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2011, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$981,198	$7,294,605		$—	$8,275,803
Consumer Staples	5,066,292	11,973,048		—	17,039,340
Energy	4,755,917	4,979,900		—	9,735,817
Financials	1,707,390	11,307,565		—	13,014,955
Health Care	3,580,248	7,822,341		—	11,402,589
Industrials	2,467,482	9,463,356		—	11,930,838
Information Technology	2,455,232	2,698,428		—	5,153,660
Materials	5,231,267	2,219,072		—	7,450,339
Telecommunication Services	3,023,424	8,888,821		—	11,912,245
Utilities	—	2,526,309		—	2,526,309

Total Common Stocks	$29,268,450	$69,173,445	*	$—	$98,441,895

Short-Term Investments	$—	$9,372,020		$—	$9,372,020

Total Investments	$29,268,450	$78,545,465		$—	$107,813,915

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of October 31, 2010 whose fair value was determined using Level 3 inputs. At October 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

29

Tax-Managed International Equity Portfolio

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed International Equity Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed International Equity Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed International Equity Portfolio as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 16, 2011

30

Eaton Vance
Tax-Managed International Equity Fund

October 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed International Equity Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
with the
	Trust and		Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

31

Eaton Vance
Tax-Managed International Equity Fund

October 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and		Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President	Of the Trust since 2011(2) and of the Portfolio since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President of the Trust	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

32

Eaton Vance
Tax-Managed International Equity Fund

October 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	Prior to 2011, Mr. Richardson was Vice President of the Trust since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

Eaton Vance
Tax-Managed International Equity Fund

October 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

34

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Investment Adviser of Tax-Managed International Equity Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Sub-Adviser of Tax-Managed International Equity Portfolio
Eagle Global Advisors, L.L.C.
5847 San Felipe, Suite 930
Houston, TX 77057

Administrator of Eaton Vance Tax-Managed International Equity Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

038-12/11	IGSRC

Eaton Vance Tax-Managed Multi-Cap Growth Fund Annual Report October 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2011
Eaton Vance
Tax-Managed Multi-Cap Growth Fund

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	16 and 29
Federal Tax Information	17
Management and Organization	30
Important Notices	33

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2011
Management’s Discussion of Fund Performance 1

Economic and Market Conditions
Despite increased global markets volatility, U.S. equity markets posted solid results for the 12 months ending October 31, 2011, with strong early- and late-period gains more than offsetting steep mid-period losses.
In the initial months of the period, investor sentiment for U.S. equities was high as U.S. economic conditions reaccelerated, data pointed to more improvement in 2011 and corporate earnings results generally beat expectations. During this time frame, U.S. stocks registered broad-based gains amid global economic strength, an increase in corporate mergers and acquisitions activity, and solid U.S. corporate profit growth.
By early spring 2011, U.S. stock returns began to moderate, faltering as global economic growth decelerated and U.S. corporate profit growth slowed. Other negatives included ongoing worries about the European debt crisis and deliberations in Washington about raising the U.S. debt ceiling.
From July through September, U.S. stocks registered broad-based and steep declines when the eurozone’s distress worsened and global economic activity further decelerated. Investor confidence also was eroded by the inability of policymakers to grapple with sovereign debt issues—from the eurozone’s indecision on Greece to the U.S. lawmakers’ handling of the debt ceiling debate and Standard & Poor’s resulting decision to downgrade the country’s long-term credit rating. Furthermore, fresh economic data raised the odds of a U.S. recession. In the final month of the period, U.S. stocks rallied strongly, with most indexes producing some of the biggest monthly point gains in decades. Investors were encouraged by Europe’s plan to combat Greece’s debt problems, expand a bailout fund and recapitalize the region’s banks. Additionally, fresh economic data indicated that the U.S. economy may not be poised to move back into recession.
For the 12-month period ending October 31, 2011, the S&P 500 Index 2 gained 8.09%, the Dow Jones Industrial Average rose 10.39% and the NASDAQ Composite Index was up 8.10%. Growth stocks outperformed value stocks across large and small market capitalizations, and large-cap stocks outpaced their mid- and small-cap counterparts.
Fund Performance
For the fiscal year ending October 31, 2011, Eaton Vance Tax-Managed Multi-Cap Growth Fund’s Class A shares at net asset value (NAV) had a total return of 7.78%. By comparison, the Fund’s benchmark, the Russell 3000 Growth Index (the Index), gained 9.92% for the period.
The Fund underperformed the Index primarily as a result of industry allocation and stock selection in the health care, financials, telecommunication services and consumer discretionary sectors. In health care, the Fund’s holdings in the pharmaceuticals and health care equipment industries accounted for most of the underperformance versus the Index. An overweighting in the health care providers industry also detracted. Among the Fund’s holdings in the financials sector, commercial banks, capital markets and diversified financials stocks were the primary laggards.
In the telecommunication services sector, the Fund’s performance relative to the Index was hurt by stock selection in the wireless telecommunication services industry. In the consumer discretionary sector, the Fund’s performance versus the Index was hampered by industry allocation and stock selection in the media, specialty retail and multiline retail industries. Stock selection in the textiles apparel & luxury goods industry also detracted.
By contrast, performance relative to the Index was aided by the Fund’s holdings in the industrials, consumer staples, energy and materials sectors. Stock selection in the road & rail industry contributed most to the industrials sector, followed by the Fund’s holdings in aerospace & defense and commercial services & supplies. In the consumer staples sector, stock selection in the food products industry aided relative performance, as did overweighted positions in personal products and household products stocks.
The Fund’s holdings in the energy sector benefited from stock selection in the oil & gas industry. Among the Fund’s investments in the materials sector, stock selection and an overweighting in the chemicals industry added to relative performance, along with stock selection in the metals & mining industry.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2011
Performance2,3

Portfolio Managers Kwang Kim; Gerald Moore, CFA; G. R. Nelson

% Average Annual Total Returns	Inception Date	1 Year	5 Years	10 Years

Class A at NAV	6/30/2000	7.78%	3.28%	6.19%
Class A at 5.75% Maximum Sales Charge	—	1.60	2.07	5.57
Class B at NAV	7/10/2000	7.03	2.49	5.36
Class B at 5% Maximum Sales Charge	—	2.03	2.14	5.36
Class C at NAV	7/10/2000	6.93	2.49	5.37
Class C at 1% Maximum Sales Charge	—	5.93	2.49	5.37
Russell 3000 Growth Index	—	9.92%	3.01%	3.74%
S&P 500 Index	—	8.09	0.25	3.69
Russell Midcap Growth Index	—	10.08	3.46	6.98

% After-Tax Returns with Maximum Sales Charge	Inception Date	1 Year	5 Years	10 Years

Class A After Taxes on Distributions	6/30/2000	1.60%	1.44%	5.21%
Class A After Taxes on Distributions and Sale of Fund Shares	—	1.04	1.68	4.83
Class B After Taxes on Distributions	7/10/2000	2.03	1.51	5.01
Class B After Taxes on Distributions and Sale of Fund Shares	—	1.32	1.77	4.66
Class C After Taxes on Distributions	7/10/2000	5.93	1.86	5.01
Class C After Taxes on Distributions and Sale of Fund Shares	—	3.85	2.07	4.67

Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C

	1.48%	2.23%	2.23%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
	Period Beginning	At NAV	Sales Charge

Class B	10/31/01	$16,868	N.A.

Class C	10/31/01	$16,879	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2011
Fund Profile5

Sector Allocation (% of net assets)[6]	Top 10 Holdings (% of net assets)[6]

	Apple, Inc.	5.4%
	Google, Inc., Class A	2.2
	QUALCOMM, Inc.	2.2
	Yum! Brands, Inc.	2.0
	Amazon.com, Inc.	2.0
	Halliburton Co.	1.9
	Monsanto Co.	1.8
	Precision Castparts Corp.	1.8
	Cypress Semiconductor Corp.	1.7
	Cabot Oil & Gas Corp.	1.7

	Total	22.7%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.
[2]	S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. The Fund’s primary benchmark was changed to Russell 3000 Growth Index to better reflect its investment strategy. Russell 3000 Growth Index is an unmanaged index of the broad growth segment of the U.S. equity universe. Russell Midcap Growth Index is an unmanaged index of U.S. mid-cap growth stocks. Index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage. It is not possible to invest directly in an index.
[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.
[4]	Source: Fund prospectus.
[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
[6]	Excludes cash and cash equivalents. Depictions do not reflect the Fund’s option positions.
Fund profile subject to change due to active management.

5

Eaton Vance
Tax-Managed Multi-Cap Growth Fund

October 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 – October 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
	(5/1/11)	(10/31/11)	(5/1/11 – 10/31/11)	Ratio

Actual
Class A	$1,000.00	$893.40	$7.44	1.56%
Class B	$1,000.00	$890.00	$11.00	2.31%
Class C	$1,000.00	$889.40	$11.00	2.31%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.30	$7.93	1.56%
Class B	$1,000.00	$1,013.60	$11.72	2.31%
Class C	$1,000.00	$1,013.60	$11.72	2.31%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2011. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance
Tax-Managed Multi-Cap Growth Fund

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Investment in Tax-Managed Multi-Cap Growth Portfolio, at value (identified cost, $51,831,493)	$58,244,057
Receivable for Fund shares sold	21,066

Total assets	$58,265,123

Liabilities

Payable for Fund shares redeemed	$196,998
Payable to affiliates:
Distribution and service fees	23,626
Administration fee	7,069
Trustees’ fees	42
Accrued expenses	45,803

Total liabilities	$273,538

Net Assets	$57,991,585

Sources of Net Assets

Paid-in capital	$71,945,792
Accumulated net realized loss from Portfolio	(20,366,771)
Net unrealized appreciation from Portfolio	6,412,564

Total	$57,991,585

Class A Shares

Net Assets	$38,581,999
Shares Outstanding	3,029,241
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$12.74
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$13.52

Class B Shares

Net Assets	$3,340,207
Shares Outstanding	288,725
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.57

Class C Shares

Net Assets	$16,069,379
Shares Outstanding	1,387,179
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.58

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.
7

Eaton Vance
Tax-Managed Multi-Cap Growth Fund

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Dividends allocated from Portfolio (net of foreign taxes, $8,884)	$551,449
Interest allocated from Portfolio	1,693
Expenses allocated from Portfolio	(497,605)

Total investment income from Portfolio	$55,537

Expenses

Administration fee	$98,929
Distribution and service fees
Class A	108,893
Class B	44,252
Class C	179,705
Trustees’ fees and expenses	500
Custodian fee	19,716
Transfer and dividend disbursing agent fees	81,307
Legal and accounting services	22,302
Printing and postage	25,893
Registration fees	55,203
Miscellaneous	11,171

Total expenses	$647,871

Net investment loss	$(592,334)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$9,174,510
Written options	305,527
Foreign currency transactions	(1,202)

Net realized gain	$9,478,835

Change in unrealized appreciation (depreciation) —
Investments	$(3,646,000)
Written options	10,003
Foreign currency	636

Net change in unrealized appreciation (depreciation)	$(3,635,361)

Net realized and unrealized gain	$5,843,474

Net increase in net assets from operations	$5,251,140

See Notes to Financial Statements.
8

Eaton Vance
Tax-Managed Multi-Cap Growth Fund

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment loss	$(592,334)	$(722,514)
Net realized gain from investment transactions, written options and foreign currency transactions	9,478,835	9,284,248
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	(3,635,361)	(152,068)

Net increase in net assets from operations	$5,251,140	$8,409,666

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$3,377,834	$5,952,217
Class B	518,559	656,526
Class C	2,107,027	1,905,371
Cost of shares redeemed
Class A	(13,053,462)	(15,951,336)
Class B	(1,392,175)	(1,463,958)
Class C	(5,569,571)	(6,144,616)
Net asset value of shares exchanged
Class A	1,101,309	2,345,355
Class B	(1,101,309)	(2,345,355)

Net decrease in net assets from Fund share transactions	$(14,011,788)	$(15,045,796)

Net decrease in net assets	$(8,760,648)	$(6,636,130)

Net Assets

At beginning of year	$66,752,233	$73,388,363

At end of year	$57,991,585	$66,752,233

See Notes to Financial Statements.
9

Eaton Vance
Tax-Managed Multi-Cap Growth Fund

October 31, 2011

Financial Highlights

	Class A

	Year Ended October 31,

	2011		2010		2009	2008	2007

Net asset value — Beginning of year	$11.810		$10.500		$8.730	$17.990	$12.750

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.084	)(2)	$(0.081	)(3)	$(0.036)	$(0.010)	$0.217	(4)
Net realized and unrealized gain (loss)	1.014		1.391		1.806	(6.853)	5.276

Total income (loss) from operations	$0.930		$1.310		$1.770	$(6.863)	$5.493

Less Distributions

From net investment income	$—		$—		$—	$(0.197)	$—
From net realized gain	—		—		—	(2.200)	(0.253)

Total distributions	$—		$—		$—	$(2.397)	$(0.253)

Net asset value — End of year	$12.740		$11.810		$10.500	$8.730	$17.990

Total Return(5)	7.78%		12.57%		20.27%	(43.97)%	43.76%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$38,582		$43,627		$45,868	$56,537	$49,517
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	1.48%		1.47%		1.57%	1.38%	1.43%
Net investment income (loss)	(0.65	)%(2)	(0.70	)%(3)	(0.41)%	(0.07)%	1.45	%(4)
Portfolio Turnover of the Portfolio	139%		200%		205%	283%	157%

(1)	Computed using average shares outstanding.
(2)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.027 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.85)%.
(3)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.011 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.81)%.
(4)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.265 per share. Excluding special dividends, the ratio of net investment income (loss) to average daily net assets would have been (0.31)%.
(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	Includes the Fund’s share of the Portfolio’s allocated expenses.

See Notes to Financial Statements.
10

Eaton Vance
Tax-Managed Multi-Cap Growth Fund

October 31, 2011

Financial Highlights — continued

	Class B

	Year Ended October 31,

	2011		2010		2009	2008	2007

Net asset value — Beginning of year	$10.810		$9.680		$8.120	$16.880	$12.070

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.164	)(2)	$(0.151	)(3)	$(0.089)	$(0.111)	$0.120	(4)
Net realized and unrealized gain (loss)	0.924		1.281		1.649	(6.375)	4.943

Total income (loss) from operations	$0.760		$1.130		$1.560	$(6.486)	$5.063

Less Distributions

From net investment income	$—		$—		$—	$(0.074)	$—
From net realized gain	—		—		—	(2.200)	(0.253)

Total distributions	$—		$—		$—	$(2.274)	$(0.253)

Net asset value — End of year	$11.570		$10.810		$9.680	$8.120	$16.880

Total Return(5)	7.03%		11.67%		19.21%	(44.36)%	42.64%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$3,340		$4,940		$7,300	$10,119	$20,815
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	2.23%		2.22%		2.33%	2.13%	2.19%
Net investment income (loss)	(1.38	)%(2)	(1.43	)%(3)	(1.11)%	(0.84)%	0.86	%(4)
Portfolio Turnover of the Portfolio	139%		200%		205%	283%	157%

(1)	Computed using average shares outstanding.
(2)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.026 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.60)%.
(3)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.010 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.54)%.
(4)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.263 per share. Excluding special dividends, the ratio of net investment income (loss) to average daily net assets would have been (1.02)%.
(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	Includes the Fund’s share of the Portfolio’s allocated expenses.

See Notes to Financial Statements.
11

Eaton Vance
Tax-Managed Multi-Cap Growth Fund

October 31, 2011

Financial Highlights — continued

	Class C

	Year Ended October 31,

	2011		2010		2009	2008	2007

Net asset value — Beginning of year	$10.830		$9.690		$8.130	$16.910	$12.090

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.166	)(2)	$(0.153	)(3)	$(0.100)	$(0.109)	$0.111	(4)
Net realized and unrealized gain (loss)	0.916		1.293		1.660	(6.379)	4.962

Total income (loss) from operations	$0.750		$1.140		$1.560	$(6.488)	$5.073

Less Distributions

From net investment income	$—		$—		$—	$(0.092)	$—
From net realized gain	—		—		—	(2.200)	(0.253)

Total distributions	$—		$—		$—	$(2.292)	$(0.253)

Net asset value — End of year	$11.580		$10.830		$9.690	$8.130	$16.910

Total Return(5)	6.93%		11.76%		19.19%	(44.33)%	42.65%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$16,069		$18,185		$20,220	$18,483	$28,537
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	2.23%		2.22%		2.32%	2.13%	2.18%
Net investment income (loss)	(1.39	)%(2)	(1.45	)%(3)	(1.21)%	(0.83)%	0.79	%(4)
Portfolio Turnover of the Portfolio	139%		200%		205%	283%	157%

(1)	Computed using average shares outstanding.
(2)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.025 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.60)%.
(3)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.010 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.56)%.
(4)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.260 per share. Excluding special dividends, the ratio of net investment income (loss) to average daily net assets would have been (1.05)%.
(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	Includes the Fund’s share of the Portfolio’s allocated expenses.

See Notes to Financial Statements.
12

Eaton Vance
Tax-Managed Multi-Cap Growth Fund

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Tax-Managed Multi-Cap Growth Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning on January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Multi-Cap Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (56.1% at October 31, 2011). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $19,070,318 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($5,318,368) and October 31, 2017 ($13,751,950). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2011.

During the year ended October 31, 2011, a capital loss carryforward of $9,073,273 was utilized to offset net realized gains by the Fund.

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

13

Eaton Vance
Tax-Managed Multi-Cap Growth Fund

October 31, 2011

Notes to Financial Statements — continued

2 Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the year ended October 31, 2011, accumulated net realized loss was increased by $200,018, accumulated net investment loss was decreased by $592,334 and paid-in capital was decreased by $392,316 due to differences between book and tax accounting, primarily for net operating losses, investments in partnerships and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(19,070,318)
Net unrealized appreciation	$5,116,111

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and partnership allocations.

3 Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2011, the administration fee amounted to $98,929. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2011, EVM earned $5,149 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $3,235 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2011. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2011 amounted to $108,893 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2011, the Fund paid or accrued to EVD $33,189 and $134,779 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2011, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $568,000 and $1,595,000, respectively.

14

Eaton Vance
Tax-Managed Multi-Cap Growth Fund

October 31, 2011

Notes to Financial Statements — continued

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2011 amounted to $11,063 and $44,926 for Class B and Class C shares, respectively.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2011, the Fund was informed that EVD received approximately $400, $12,000 and $2,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6 Investment Transactions

For the year ended October 31, 2011, increases and decreases in the Fund’s investment in the Portfolio aggregated $2,529,889 and $17,202,803, respectively.

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2011	2010

Sales	255,880	520,772
Redemptions	(1,004,675)	(1,399,279)
Exchange from Class B shares	85,202	201,695

Net decrease	(663,593)	(676,812)

	Year Ended October 31,
Class B	2011	2010

Sales	42,818	62,243
Redemptions	(117,516)	(140,198)
Exchange to Class A shares	(93,447)	(219,377)

Net decrease	(168,145)	(297,332)

	Year Ended October 31,
Class C	2011	2010

Sales	177,526	180,311
Redemptions	(470,103)	(586,878)

Net decrease	(292,577)	(406,567)

15

Eaton Vance
Tax-Managed Multi-Cap Growth Fund

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Multi-Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Multi-Cap Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2011, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2011

16

Eaton Vance
Tax-Managed Multi-Cap Growth Fund

October 31, 2011

Federal Tax Information (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

17

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2011

Portfolio of Investments

Common Stocks — 98.9%(1)

Security	Shares	Value

Aerospace & Defense — 1.8%

Precision Castparts Corp.	11,400	$1,859,910

		$1,859,910

Air Freight & Logistics — 1.3%

Expeditors International of Washington, Inc.	28,500	$1,299,600

		$1,299,600

Auto Components — 1.1%

Lear Corp.	23,300	$1,093,003

		$1,093,003

Beverages — 0.8%

Anheuser-Busch InBev NV ADR	14,900	$826,503

		$826,503

Capital Markets — 1.0%

Lazard, Ltd., Class A	14,700	$401,898
T. Rowe Price Group, Inc.	12,100	639,364

		$1,041,262

Chemicals — 4.2%

Celanese Corp., Class A	35,700	$1,554,735
Monsanto Co.	25,800	1,876,950
Praxair, Inc.	9,300	945,531

		$4,377,216

Commercial Services & Supplies — 1.4%

Waste Connections, Inc.	43,750	$1,489,688

		$1,489,688

Communications Equipment — 3.2%

QUALCOMM, Inc.	43,400	$2,239,440
Riverbed Technology, Inc.(2)	29,800	821,884
Sycamore Networks, Inc.	14,100	271,002

		$3,332,326

Computers & Peripherals — 9.1%

Apple, Inc.(2)	13,900	$5,626,442
Dell, Inc.(2)	79,100	1,250,571
EMC Corp.(2)	69,100	1,693,641
Quantum Corp.(2)	343,600	896,796

		$9,467,450

Consumer Finance — 1.1%

American Express Co.	23,300	$1,179,446

		$1,179,446

Diversified Financial Services — 1.1%

Citigroup, Inc.	12,400	$391,716
Moody’s Corp.	19,600	695,604

		$1,087,320

Energy Equipment & Services — 6.2%

Ensco PLC ADR	29,700	$1,474,902
Halliburton Co.	52,900	1,976,344
Rowan Cos., Inc.(2)	43,100	1,486,519
Tidewater, Inc.	31,300	1,540,899

		$6,478,664

Food Products — 1.1%

Mead Johnson Nutrition Co.	16,300	$1,171,155

		$1,171,155

Health Care Equipment & Supplies — 1.9%

Analogic Corp.	13,000	$703,040
St. Jude Medical, Inc.	32,000	1,248,000

		$1,951,040

Health Care Providers & Services — 6.3%

Catalyst Health Solutions, Inc.(2)	24,400	$1,341,268
Centene Corp.(2)	41,300	1,451,695
DaVita, Inc.(2)	16,800	1,176,000
MEDNAX, Inc.(2)	21,600	1,421,280
Team Health Holdings, Inc.(2)	57,600	1,170,432

		$6,560,675

Health Care Technology — 1.4%

Allscripts Healthcare Solutions, Inc.(2)	77,400	$1,482,210

		$1,482,210

See Notes to Financial Statements.
18

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Hotels, Restaurants & Leisure — 5.2%

Panera Bread Co., Class A(2)	9,300	$1,243,317
Starbucks Corp.	28,300	1,198,222
Starwood Hotels & Resorts Worldwide, Inc.	18,600	932,046
Yum! Brands, Inc.	37,900	2,030,303

		$5,403,888

Household Products — 2.2%

Church & Dwight Co., Inc.	25,500	$1,126,590
Colgate-Palmolive Co.	12,400	1,120,588

		$2,247,178

Industrial Conglomerates — 0.8%

Danaher Corp.	17,000	$821,950

		$821,950

Insurance — 0.4%

Aflac, Inc.	9,000	$405,810

		$405,810

Internet & Catalog Retail — 3.6%

Amazon.com, Inc.(2)	9,500	$2,028,345
priceline.com, Inc.(2)	3,400	1,726,248

		$3,754,593

Internet Software & Services — 5.7%

eBay, Inc.(2)	32,900	$1,047,207
Google, Inc., Class A(2)	3,800	2,252,032
LinkedIn Corp., Class A(2)	2,800	251,720
Rackspace Hosting, Inc.(2)	34,400	1,423,816
VeriSign, Inc.	29,800	956,282

		$5,931,057

IT Services — 2.8%

Accenture PLC, Class A	25,400	$1,530,604
Visa, Inc., Class A	14,900	1,389,574

		$2,920,178

Life Sciences Tools & Services — 0.9%

Bruker Corp.(2)	64,800	$935,064

		$935,064

Machinery — 5.0%

Cummins, Inc.	16,500	$1,640,595
Kennametal, Inc.	29,400	1,143,366
Parker Hannifin Corp.	15,800	1,288,490
Timken Co. (The)	25,500	1,074,060

		$5,146,511

Media — 1.0%

Sirius XM Radio, Inc.(2)	565,400	$1,012,066

		$1,012,066

Metals & Mining — 0.7%

Cliffs Natural Resources, Inc.	10,200	$695,844

		$695,844

Oil, Gas & Consumable Fuels — 4.1%

Cabot Oil & Gas Corp.	22,700	$1,764,244
Rosetta Resources, Inc.(2)	18,555	822,729
SM Energy Co.	19,700	1,633,327

		$4,220,300

Personal Products — 1.1%

Estee Lauder Cos., Inc. (The), Class A	11,700	$1,151,865

		$1,151,865

Pharmaceuticals — 2.4%

Allergan, Inc.	19,800	$1,665,576
Warner Chilcott PLC, Class A(2)	47,800	866,136

		$2,531,712

Professional Services — 0.6%

Odyssey Marine Exploration, Inc.(2)	227,900	$649,515

		$649,515

Real Estate Investment Trusts (REITs) — 1.0%

AvalonBay Communities, Inc.	7,700	$1,029,413

		$1,029,413

Road & Rail — 2.5%

J.B. Hunt Transport Services, Inc.	28,700	$1,214,297
Kansas City Southern(2)	21,832	1,379,127

		$2,593,424

See Notes to Financial Statements.
19

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 4.1%

Cirrus Logic, Inc.(2)	60,800	$1,011,712
Cypress Semiconductor Corp.(2)	94,000	1,796,340
NetLogic Microsystems, Inc.(2)	30,000	1,476,000

		$4,284,052

Software — 2.9%

Ariba, Inc.(2)	36,900	$1,168,992
Intuit, Inc.	14,600	783,582
Microsoft Corp.	19,700	524,611
VMware, Inc., Class A(2)	5,700	557,175

		$3,034,360

Specialty Retail — 3.7%

Abercrombie & Fitch Co., Class A	14,600	$1,086,240
Ross Stores, Inc.	15,700	1,377,361
Signet Jewelers, Ltd.	14,800	638,028
Tractor Supply Co.	11,000	780,340

		$3,881,969

Textiles, Apparel & Luxury Goods — 2.5%

NIKE, Inc., Class B	15,800	$1,522,330
Warnaco Group, Inc. (The)(2)	22,300	1,094,930

		$2,617,260

Tobacco — 1.2%

Philip Morris International, Inc.	17,000	$1,187,790

		$1,187,790

Trading Companies & Distributors — 1.5%

W.W. Grainger, Inc.	9,100	$1,558,921

		$1,558,921

Total Common Stocks
(identified cost $91,211,964)		$102,712,188

Short-Term Investments — 3.0%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(3)	$3,097	$3,097,204

Total Short-Term Investments
(identified cost $3,097,204)		$3,097,204

Total Investments — 101.9%
(identified cost $94,309,168)		$105,809,392

Covered Call Options Written — (0.1)%

	Number of	Strike	Expiration
Security	Contracts	Price	Date	Value

Apple, Inc.	12	$440.00	11/19/11	$(744)
Cirrus Logic, Inc.	357	20.00	11/19/11	(893)
Cypress Semiconductor Corp.	235	18.00	11/19/11	(36,425)
Dell, Inc.	376	18.00	11/19/11	(3,008)
EMC Corp.	227	25.00	11/19/11	(10,101)
LinkedIn Corp., Class A	28	95.00	11/19/11	(12,180)
Monsanto Co.	65	80.00	11/19/11	(1,527)
NIKE, Inc., Class B	19	92.50	11/19/11	(9,405)
Panera Bread Co., Class A	14	135.00	12/17/11	(8,680)
QUALCOMM, Inc.	109	55.00	11/19/11	(8,230)
Sycamore Networks, Inc.	141	20.00	11/19/11	(9,518)
VMware, Inc., Class A	57	97.50	11/19/11	(20,520)

Total Covered Call Options Written
(premiums received $138,382)				$(121,231)

Other Assets, Less Liabilities — (1.8)%				$(1,867,280)

Net Assets — 100.0%				$103,820,881

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	- American Depositary Receipt

(1)	All or a portion of each applicable common stock for which a written call option is outstanding at October 31, 2011 has been pledged as collateral for such written option.

(2)	Non-income producing security.

(3)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2011.

See Notes to Financial Statements.
20

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Unaffiliated investments, at value (identified cost, $91,211,964)	$102,712,188
Affiliated investment, at value (identified cost, $3,097,204)	3,097,204
Dividends receivable	43,288
Interest receivable from affiliated investment	234
Receivable for investments sold	857,808
Tax reclaims receivable	10,678

Total assets	$106,721,400

Liabilities

Written options outstanding, at value (premiums received, $138,382)	$121,231
Payable for investments purchased	2,674,650
Payable to affiliates:
Investment adviser fee	54,825
Trustees’ fees	372
Accrued expenses	49,441

Total liabilities	$2,900,519

Net Assets applicable to investors’ interest in Portfolio	$103,820,881

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$92,303,640
Net unrealized appreciation	11,517,241

Total	$103,820,881

See Notes to Financial Statements.
21

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Dividends (net of foreign taxes, $15,844)	$982,297
Interest allocated from affiliated investment	3,021
Expenses allocated from affiliated investment	(331)

Total investment income	$984,987

Expenses

Investment adviser fee	$766,799
Trustees’ fees and expenses	4,479
Custodian fee	73,480
Legal and accounting services	38,498
Miscellaneous	4,501

Total expenses	$887,757

Deduct —
Reduction of custodian fee	$12

Total expense reductions	$12

Net expenses	$887,745

Net investment income	$97,242

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$17,049,872
Investment transactions allocated from affiliated investment	85
Written options	544,662
Foreign currency transactions	(2,134)

Net realized gain	$17,592,485

Change in unrealized appreciation (depreciation) —
Investments	$(6,884,170)
Written options	17,151
Foreign currency	1,142

Net change in unrealized appreciation (depreciation)	$(6,865,877)

Net realized and unrealized gain	$10,726,608

Net increase in net assets from operations	$10,823,850

See Notes to Financial Statements.
22

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$97,242	$2,884
Net realized gain from investment transactions, written options and foreign currency transactions	17,592,485	16,861,981
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	(6,865,877)	(930,543)

Net increase in net assets from operations	$10,823,850	$15,934,322

Capital transactions —
Contributions	$23,827,543	$2,348,316
Withdrawals	(51,290,189)	(24,938,855)

Net decrease in net assets from capital transactions	$(27,462,646)	$(22,590,539)

Net decrease in net assets	$(16,638,796)	$(6,656,217)

Net Assets

At beginning of year	$120,459,677	$127,115,894

At end of year	$103,820,881	$120,459,677

See Notes to Financial Statements.
23

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2011

Supplementary Data

	Year Ended October 31,

Ratios/Supplemental Data	2011		2010		2009	2008	2007

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.75%		0.76%		0.76%	0.76%	0.72%
Net investment income	0.08	%(2)	0.00	%(3)(4)	0.39%	0.54%	2.24	%(5)
Portfolio Turnover	139%		200%		205%	283%	157%

Total Return	8.57%		13.37%		21.24%	(43.60)%	44.75%

Net assets, end of year (000’s omitted)	$103,821		$120,460		$127,116	$140,510	$218,931

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(2)	Includes special dividends equal to 0.21% of average daily net assets.
(3)	Includes special dividends equal to 0.10% of average daily net assets.
(4)	Amount is less than 0.005%.
(5)	Includes special dividends equal to 1.85% of average daily net assets.

See Notes to Financial Statements.
24

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2011, Eaton Vance Tax-Managed Multi-Cap Growth Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 56.1% and 43.9%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

25

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2011

Notes to Financial Statements — continued

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

2 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2011, the Portfolio’s investment adviser fee amounted to $766,799 or 0.65% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $160,663,638 and $176,687,158, respectively, for the year ended October 31, 2011.

26

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2011

Notes to Financial Statements — continued

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$94,509,652

Gross unrealized appreciation	$13,545,592
Gross unrealized depreciation	(2,245,852)

Net unrealized appreciation	$11,299,740

The net unrealized appreciation on written options and foreign currency transactions at October 31, 2011 on a federal income tax basis was $17,017.

5 Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call options at October 31, 2011 is included in the Portfolio of Investments.

Written call options activity for the year ended October 31, 2011 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of year	—	$—
Options written	15,974	934,558
Options terminated in closing purchase transactions	(2,010)	(25,737)
Options exercised	(1,718)	(238,158)
Options expired	(10,606)	(532,281)

Outstanding, end of year	1,640	$138,382

At October 31, 2011, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to equity price risk in the normal course of pursuing its investment objective. The Portfolio writes covered call options on individual stocks above the current value of the stock to generate premium income. In writing call options on individual stocks, the Portfolio in effect, sells potential appreciation in the value of the applicable stock above the exercise price in exchange for the option premium received. The Portfolio retains the risk of loss, minus the premium received, should the price of the underlying stock decline. The Portfolio is not subject to counterparty credit risk with respect to its written options as the Portfolio, not the counterparty, is obligated to perform under such derivatives.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at October 31, 2011 was as follows:

	Fair Value
	Asset Derivative	Liability Derivative(1)

Written options	$—	$(121,231)

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

27

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2011

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended October 31, 2011 was as follows:

	Realized Gain (Loss)	Change in Unrealized
	on Derivatives Recognized	Appreciation (Depreciation) on
	in Income(1)	Derivatives Recognized in Income(2)

Written options	$544,662	$17,151

(1)	Statement of Operations location: Net realized gain (loss) – Written options.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written options.

6 Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million ($450 million prior to September 12, 2011) unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% (0.10% prior to September 12, 2011) on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2011.

7 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2011, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks	$102,712,188	$—	$—	$102,712,188
Short-Term Investments	—	3,097,204	—	3,097,204

Total Investments	$102,712,188	$3,097,204	$—	$105,809,392

Liability Description

Covered Call Options Written	$(121,231)	$—	$—	$(121,231)

Total	$(121,231)	$—	$—	$(121,231)

The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of October 31, 2010 whose fair value was determined using Level 3 inputs. At October 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

28

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Multi-Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Multi-Cap Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2011

29

Eaton Vance
Tax-Managed Multi-Cap Growth Fund

October 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
with the
	Trust and		Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

30

Eaton Vance
Tax-Managed Multi-Cap Growth Fund

October 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and		Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2000	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President	Of the Trust since 2011(2) and of the Portfolio since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President of the Trust	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

31

Eaton Vance
Tax-Managed Multi-Cap Growth Fund

October 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	Prior to 2011, Mr. Richardson was Vice President of the Trust since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Eaton Vance
Tax-Managed Multi-Cap Growth Fund

October 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

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Investment Adviser of Tax-Managed Multi-Cap Growth Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Multi-Cap Growth Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

824-12/11	TMCAPSRC

Eaton Vance Tax-Managed Small-Cap Fund Annual Report October 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2011
Eaton Vance
Tax-Managed Small-Cap Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18	and 31

Federal Tax Information	19

Management and Organization	32

Important Notices	35

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
Despite increased global markets volatility, U.S. equity markets posted solid results for the 12 months ending October 31, 2011, with strong early- and late-period gains more than offsetting steep mid-period losses.
In the initial months of the period, investor sentiment for U.S. equities was high as U.S. economic conditions reaccelerated, data pointed to more improvement in 2011 and corporate earnings results generally beat expectations. During this time frame, U.S. stocks registered broad-based gains amid global economic strength, an increase in corporate mergers and acquisitions activity, and solid U.S. corporate profit growth.
By early spring 2011, U.S. stock returns began to moderate, faltering as global economic growth decelerated and U.S. corporate profit growth slowed. Other negatives included ongoing worries about the European debt crisis and deliberations in Washington about raising the U.S. debt ceiling.
From July through September, U.S. stocks registered broad-based and steep declines when the eurozone’s distress worsened and global economic activity further decelerated. Investor confidence also was eroded by the inability of policymakers to grapple with sovereign debt issues—from the eurozone’s indecision on Greece to the U.S. lawmakers’ handling of the debt ceiling debate and Standard & Poor’s resulting decision to downgrade the country’s long-term credit rating. Furthermore, fresh economic data raised the odds of a U.S. recession. In the final month of the period, U.S. stocks rallied strongly, with most indexes producing some of the biggest monthly point gains in decades. Investors were encouraged by Europe’s plan to combat Greece’s debt problems, expand a bailout fund and recapitalize the region’s banks. Additionally, fresh economic data indicated that the U.S. economy may not be poised to move back into recession.
For the 12-month period ending October 31, 2011, the S&P 500 Index2 gained 8.09%, the Dow Jones Industrial Average rose 10.39% and the NASDAQ Composite Index was up 8.10%. Growth stocks outperformed value stocks across large and small market capitalizations, and large-cap stocks outpaced their mid- and small-cap counterparts
Fund Performance
For the fiscal year ending October 31, 2011, Eaton Vance Tax-Managed Small Cap Fund’s Class A shares at net asset value (NAV) had a total return of 4.78%. By comparison, the Fund’s benchmark, the Russell 2000 Index (the Index), gained 6.71% during the period.
The Fund underperformed its benchmark primarily as a result of unfavorable stock selection in the financials, information technology (IT), materials and consumer discretionary sectors. In financials, the Fund’s holdings in the capital markets industry accounted for most of the underperformance, while an overweight in real estate management also detracted. Among the Fund’s IT holdings, communications equipment & components and electronic equipment were the primary laggards. On a positive note in this sector, the Fund saw outperformance versus the Index in the semiconductors & semiconductor equipment industry thanks to favorable securities selection.
Among the Fund’s holdings in the utilities sector, an underweight in gas utilities added to Fund performance relative to the Index. The Fund’s investments in the consumer staples sector benefited from security selection in the household products industry as well as an overweight in food products.
In addition, performance relative to the Index was boosted by the Fund’s holdings in the energy, industrials, utilities and consumer staples sectors. In the energy sector, favorable security selection in the oil & gas industry was the largest contributor, while overweighting the entire sector also was beneficial. In the industrials sector, stock selection helped performance relative to the Index in the commercial services & supplies, building products and aerospace & defense industries. Holding no investments in the poorly performing electrical equipment sector also was beneficial.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2011
Performance2,3

Portfolio Manager Nancy B. Tooke, CFA

					Since
% Average Annual Total Returns	Inception Date	1 Year	5 Years	10 Years	Inception

Class A at NAV	9/25/1997	4.78%	4.14%	4.54%	—
Class A at 5.75% Maximum Sales Charge	—	–1.22	2.92	3.92	—
Class B at NAV	9/29/1997	3.99	3.37	3.76	—
Class B at 5% Maximum Sales Charge	—	–1.01	3.02	3.76	—
Class C at NAV	9/29/1997	4.01	3.37	3.76	—
Class C at 1% Maximum Sales Charge	—	3.01	3.37	3.76	—
Class I at NAV	10/1/2009	5.04	—	—	11.98%
Russell 2000 Index	—	6.71%	0.68%	7.01%	—

					Since
% After-Tax Returns with Maximum Sales Charge	Inception Date	1 Year	5 Years	10 Years	Inception

Class A After Taxes on Distributions	9/25/1997	–1.22%	2.92%	3.92%	—
Class A After Taxes on Distributions and Sale of Fund Shares	—	–0.79	2.51	3.41	—
Class B After Taxes on Distributions	9/29/1997	–1.01	3.02	3.76	—
Class B After Taxes on Distributions and Sale of Fund Shares	—	–0.65	2.59	3.27	—
Class C After Taxes on Distributions	9/29/1997	3.01	3.37	3.76	—
Class C After Taxes on Distributions and Sale of Fund Shares	—	1.96	2.89	3.27	—
Class I After Taxes on Distributions	10/1/2009	5.04	—	—	11.98%
Class I After Taxes on Distributions and Sale of Fund Shares	—	3.28	—	—	10.27

Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I

	1.28%	2.03%	2.03%	1.03%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
	Period Beginning	At NAV	Sales Charge

Class B	10/31/01	$14,465	N.A.
Class C	10/31/01	$14,473	N.A.
Class I	10/1/09	$12,660	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2011
Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Cabot Oil & Gas Corp.	3.2%
Brigham Exploration Co.	2.4
LKQ Corp.	2.3
Church & Dwight Co., Inc.	2.2
Team, Inc.	2.2
RBC Bearings, Inc.	2.1
Tennant Co.	2.0
New Jersey Resources Corp.	2.0
Cirrus Logic, Inc.	2.0
Aerovironment, Inc.	1.9

Total	22.3%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 2000 Index is an unmanaged index of 2,000 U.S. small-cap stocks. Index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance
Tax-Managed Small-Cap Fund

October 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 – October 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
	(5/1/11)	(10/31/11)	(5/1/11 – 10/31/11)	Ratio

Actual
Class A	$1,000.00	$843.30	$5.90	1.27%
Class B	$1,000.00	$839.40	$9.37	2.02%
Class C	$1,000.00	$839.90	$9.37	2.02%
Class I	$1,000.00	$844.00	$4.69	1.01%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.80	$6.46	1.27%
Class B	$1,000.00	$1,015.00	$10.26	2.02%
Class C	$1,000.00	$1,015.00	$10.26	2.02%
Class I	$1,000.00	$1,020.10	$5.14	1.01%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2011. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance
Tax-Managed Small-Cap Fund

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Investment in Tax-Managed Small-Cap Portfolio, at value (identified cost, $118,004,878)	$124,290,918
Receivable for Fund shares sold	80,232

Total assets	$124,371,150

Liabilities

Payable for Fund shares redeemed	$123,310
Payable to affiliates:
Distribution and service fees	38,324
Trustees’ fees	42
Accrued expenses	72,627

Total liabilities	$234,303

Net Assets	$124,136,847

Sources of Net Assets

Paid-in capital	$144,053,294
Accumulated net realized loss from Portfolio	(26,230,605)
Accumulated undistributed net investment income	28,118
Net unrealized appreciation from Portfolio	6,286,040

Total	$124,136,847

Class A Shares

Net Assets	$87,191,794
Shares Outstanding	5,685,521
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$15.34
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$16.28

Class B Shares

Net Assets	$2,660,333
Shares Outstanding	192,762
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.80

Class C Shares

Net Assets	$22,593,173
Shares Outstanding	1,643,732
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.75

Class I Shares

Net Assets	$11,691,547
Shares Outstanding	758,031
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$15.42

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.
7

Eaton Vance
Tax-Managed Small-Cap Fund

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Dividends allocated from Portfolio (net of foreign taxes, $6,554)	$798,721
Interest allocated from Portfolio	8,546
Expenses allocated from Portfolio	(1,029,989)

Total investment loss from Portfolio	$(222,722)

Expenses

Distribution and service fees
Class A	$254,321
Class B	37,718
Class C	269,835
Trustees’ fees and expenses	500
Custodian fee	27,542
Transfer and dividend disbursing agent fees	195,891
Legal and accounting services	26,500
Printing and postage	39,110
Registration fees	78,696
Miscellaneous	13,978

Total expenses	$944,091

Net investment loss	$(1,166,813)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$5,316,495
Foreign currency transactions	32

Net realized gain	$5,316,527

Change in unrealized appreciation (depreciation) —
Investments	$2,878,844
Foreign currency	55

Net change in unrealized appreciation (depreciation)	$2,878,899

Net realized and unrealized gain	$8,195,426

Net increase in net assets from operations	$7,028,613

See Notes to Financial Statements.
8

Eaton Vance
Tax-Managed Small-Cap Fund

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment loss	$(1,166,813)	$(1,285,107)
Net realized gain from investment and foreign currency transactions	5,316,527	35,296,118
Net change in unrealized appreciation (depreciation) from investments and foreign currency	2,878,899	(6,187,122)

Net increase in net assets from operations	$7,028,613	$27,823,889

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$8,051,155	$12,576,033
Class B	535,919	325,790
Class C	2,123,156	3,556,289
Class I	10,041,117	7,950,530
Cost of shares redeemed
Class A	(25,418,968)	(23,511,147)
Class B	(738,284)	(917,308)
Class C	(6,809,532)	(5,830,370)
Class I	(6,085,692)	(2,645,523)
Net asset value of shares exchanged
Class A	1,273,694	2,442,221
Class B	(1,273,694)	(2,442,221)

Net decrease in net assets from Fund share transactions	$(18,301,129)	$(8,495,706)

Net increase (decrease) in net assets	$(11,272,516)	$19,328,183

Net Assets

At beginning of year	$135,409,363	$116,081,180

At end of year	$124,136,847	$135,409,363

Accumulated undistributed net investment income included in net assets

At end of year	$28,118	$211

See Notes to Financial Statements.
9

Eaton Vance
Tax-Managed Small-Cap Fund

October 31, 2011

Financial Highlights

	Class A

	Year Ended October 31,

	2011	2010	2009		2008	2007

Net asset value — Beginning of year	$14.640	$11.710	$10.540		$16.140	$12.520

Income (Loss) From Operations

Net investment loss(1)	$(0.110)	$(0.113)	$(0.070	)(2)	$(0.120)	$(0.117)
Net realized and unrealized gain (loss)	0.810	3.043	1.240		(5.480)	3.737

Total income (loss) from operations	$0.700	$2.930	$1.170		$(5.600)	$3.620

Net asset value — End of year	$15.340	$14.640	$11.710		$10.540	$16.140

Total Return(3)	4.78%	25.02%	11.10%		(34.70)%	28.91%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$87,192	$97,524	$85,422		$80,868	$65,185
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.23%	1.28%	1.44%		1.27%	1.34%
Net investment loss	(0.67)%	(0.84)%	(0.70	)%(2)	(0.80)%	(0.82)%
Portfolio Turnover of the Portfolio	89%	114%	95%		93%	78%

(1)	Computed using average shares outstanding.
(2)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.008 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.78)%.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
10

Eaton Vance
Tax-Managed Small-Cap Fund

October 31, 2011

Financial Highlights — continued

	Class B

	Year Ended October 31,

	2011	2010	2009		2008	2007

Net asset value — Beginning of year	$13.270	$10.700	$9.700		$14.950	$11.690

Income (Loss) From Operations

Net investment loss(1)	$(0.209)	$(0.194)	$(0.123	)(2)	$(0.216)	$(0.205)
Net realized and unrealized gain (loss)	0.739	2.764	1.123		(5.034)	3.465

Total income (loss) from operations	$0.530	$2.570	$1.000		$(5.250)	$3.260

Net asset value — End of year	$13.800	$13.270	$10.700		$9.700	$14.950

Total Return(3)	3.99%	24.02%	10.31%		(35.12)%	27.89%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$2,660	$3,899	$5,805		$12,352	$36,554
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.98%	2.03%	2.20%		2.02%	2.09%
Net investment loss	(1.41)%	(1.59)%	(1.37	)%(2)	(1.55)%	(1.56)%
Portfolio Turnover of the Portfolio	89%	114%	95%		93%	78%

(1)	Computed using average shares outstanding.
(2)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.011 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.50)%.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
11

Eaton Vance
Tax-Managed Small-Cap Fund

October 31, 2011

Financial Highlights — continued

	Class C

	Year Ended October 31,

	2011	2010	2009		2008	2007

Net asset value — Beginning of year	$13.220	$10.660	$9.660		$14.900	$11.650

Income (Loss) From Operations

Net investment loss(1)	$(0.209)	$(0.194)	$(0.132	)(2)	$(0.215)	$(0.206)
Net realized and unrealized gain (loss)	0.739	2.754	1.132		(5.025)	3.456

Total income (loss) from operations	$0.530	$2.560	$1.000		$(5.240)	$3.250

Net asset value — End of year	$13.750	$13.220	$10.660		$9.660	$14.900

Total Return(3)	4.01%	24.02%	10.35%		(35.17)%	27.90%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$22,593	$26,016	$22,931		$23,037	$31,471
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.98%	2.03%	2.19%		2.02%	2.09%
Net investment loss	(1.42)%	(1.59)%	(1.44	)%(2)	(1.55)%	(1.57)%
Portfolio Turnover of the Portfolio	89%	114%	95%		93%	78%

(1)	Computed using average shares outstanding.
(2)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.008 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.52)%.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
12

Eaton Vance
Tax-Managed Small-Cap Fund

October 31, 2011

Financial Highlights — continued

	Class I

	Year Ended October 31,
			Period Ended
	2011	2010	October 31, 2009(1)

Net asset value — Beginning of period	$14.680	$11.710	$12.180

Income (Loss) From Operations

Net investment loss(2)	$(0.068)	$(0.081)	$(0.008)
Net realized and unrealized gain (loss)	0.808	3.051	(0.462)

Total income (loss) from operations	$0.740	$2.970	$(0.470)

Net asset value — End of period	$15.420	$14.680	$11.710

Total Return(3)	5.04%	25.36%	(3.86	)%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$11,692	$7,971	$1,923
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	0.98%	1.03%	1.19	%(7)
Net investment loss	(0.41)%	(0.59)%	(0.79	)%(7)
Portfolio Turnover of the Portfolio	89%	114%	95	%(8)

(1)	For the period from the commencement of operations, October 1, 2009, to October 31, 2009.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	Annualized.
(8)	For the Portfolio’s year ended October 31, 2009.

See Notes to Financial Statements.
13

Eaton Vance
Tax-Managed Small-Cap Fund

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Tax-Managed Small-Cap Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning on January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Small-Cap Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (75.0% at October 31, 2011). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $28,744,620 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2017. In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2011.

During the year ended October 31, 2011, a capital loss carryforward of $5,225,321 was utilized to offset net realized gains by the Fund.

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

14

Eaton Vance
Tax-Managed Small-Cap Fund

October 31, 2011

Notes to Financial Statements — continued

2 Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the year ended October 31, 2011, accumulated net realized loss was decreased by $2,377, accumulated net investment loss was decreased by $1,194,720 and paid-in capital was decreased by $1,197,097 due to differences between book and tax accounting, primarily for net operating losses, distributions from real estate investment trusts (REITs) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(28,744,620)
Net unrealized appreciation	$8,828,173

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, distributions from REITs and investments in partnerships.

3 Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2011, EVM earned $12,576 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $3,085 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2011. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2011 amounted to $254,321 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2011, the Fund paid or accrued to EVD $28,289 and $202,376 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2011, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $7,500,000 and $12,452,000, respectively.

15

Eaton Vance
Tax-Managed Small-Cap Fund

October 31, 2011

Notes to Financial Statements — continued

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2011 amounted to $9,429 and $67,459 for Class B and Class C shares, respectively.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2011, the Fund was informed that EVD received approximately $400, $5,000 and $2,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6 Investment Transactions

For the year ended October 31, 2011, increases and decreases in the Fund’s investment in the Portfolio aggregated $8,105,350 and $27,470,839, respectively.

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,

Class A	2011	2010

Sales	492,436	951,220
Redemptions	(1,548,234)	(1,763,292)
Exchange from Class B shares	77,946	181,913

Net decrease	(977,852)	(630,159)

	Year Ended October 31,

Class B	2011	2010

Sales	35,954	26,893
Redemptions	(50,667)	(75,952)
Exchange to Class A shares	(86,311)	(199,788)

Net decrease	(101,024)	(248,847)

16

Eaton Vance
Tax-Managed Small-Cap Fund

October 31, 2011

Notes to Financial Statements — continued

	Year Ended October 31,

Class C	2011	2010

Sales	141,036	294,946
Redemptions	(465,707)	(478,544)

Net decrease	(324,671)	(183,598)

	Year Ended October 31,

Class I	2011	2010

Sales	608,329	577,562
Redemptions	(393,252)	(198,787)

Net increase	215,077	378,775

17

Eaton Vance
Tax-Managed Small-Cap Fund

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Small-Cap Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 19, 2011

18

Eaton Vance
Tax-Managed Small-Cap Fund

October 31, 2011

Federal Tax Information (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

19

Tax-Managed Small-Cap Portfolio

October 31, 2011

Portfolio of Investments

Common Stocks — 94.7%

Security	Shares	Value

Aerospace & Defense — 1.9%

Aerovironment, Inc.(1)	96,960	$3,202,589

		$3,202,589

Building Products — 1.8%

Armstrong World Industries, Inc.	37,180	$1,583,496
Trex Co., Inc.(1)	75,060	1,387,109

		$2,970,605

Capital Markets — 3.4%

Lazard, Ltd., Class A	102,980	$2,815,473
Walter Investment Management Corp.	108,380	2,748,517

		$5,563,990

Chemicals — 1.6%

LSB Industries, Inc.(1)	73,460	$2,602,688

		$2,602,688

Commercial Banks — 0.6%

Texas Capital Bancshares, Inc.(1)	35,350	$989,800

		$989,800

Commercial Services & Supplies — 2.2%

Team, Inc.(1)	143,894	$3,598,789

		$3,598,789

Communications Equipment — 1.5%

Sycamore Networks, Inc.	132,980	$2,555,876

		$2,555,876

Computers & Peripherals — 1.8%

Quantum Corp.(1)	1,164,710	$3,039,893

		$3,039,893

Construction & Engineering — 1.6%

MYR Group, Inc.(1)	136,890	$2,640,608

		$2,640,608

Distributors — 2.3%

LKQ Corp.(1)	129,530	$3,779,685

		$3,779,685

Diversified Consumer Services — 1.0%

American Public Education, Inc.(1)	44,910	$1,608,227

		$1,608,227

Electronic Equipment, Instruments & Components — 3.5%

Elster Group SE ADR(1)	159,650	$2,377,189
FEI Co.(1)	12,950	514,892
National Instruments Corp.	107,185	2,862,911

		$5,754,992

Energy Equipment & Services — 4.6%

Dresser-Rand Group, Inc.(1)	61,890	$2,995,476
Superior Energy Services, Inc.(1)	71,060	1,998,207
Tidewater, Inc.	55,100	2,712,573

		$7,706,256

Food Products — 3.2%

Corn Products International, Inc.	60,660	$2,942,010
Mead Johnson Nutrition Co.	31,930	2,294,170

		$5,236,180

Gas Utilities — 2.0%

New Jersey Resources Corp.	69,140	$3,250,963

		$3,250,963

Health Care Equipment & Supplies — 5.1%

Analogic Corp.	56,640	$3,063,091
Orthofix International NV(1)	77,590	2,724,185
West Pharmaceutical Services, Inc.	69,550	2,703,408

		$8,490,684

Health Care Providers & Services — 5.1%

Catalyst Health Solutions, Inc.(1)	55,044	$3,025,768
MEDNAX, Inc.(1)	45,430	2,989,294
Team Health Holdings, Inc.(1)	123,090	2,501,189

		$8,516,251

Household Products — 2.2%

Church & Dwight Co., Inc.	84,640	$3,739,395

		$3,739,395

See Notes to Financial Statements.
20

Tax-Managed Small-Cap Portfolio

October 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Insurance — 4.1%

Allied World Assurance Co. Holdings, Ltd.	52,890	$3,072,909
Hanover Insurance Group, Inc. (The)	70,010	2,671,582
HCC Insurance Holdings, Inc.	42,340	1,126,667

		$6,871,158

IT Services — 1.0%

Euronet Worldwide, Inc.(1)	83,860	$1,624,368

		$1,624,368

Life Sciences Tools & Services — 1.7%

Bruker Corp.(1)	191,760	$2,767,097

		$2,767,097

Machinery — 7.3%

Astec Industries, Inc.(1)	82,536	$2,744,322
RBC Bearings, Inc.(1)	85,666	3,469,473
Tennant Co.	84,930	3,285,942
Valmont Industries, Inc.	30,520	2,617,090

		$12,116,827

Marine — 1.9%

Kirby Corp.(1)	51,580	$3,174,233

		$3,174,233

Media — 1.8%

John Wiley & Sons, Inc., Class A	62,550	$2,974,878

		$2,974,878

Metals & Mining — 1.5%

Compass Minerals International, Inc.	32,380	$2,463,147

		$2,463,147

Multiline Retail — 3.5%

Big Lots, Inc.(1)	76,240	$2,873,486
Fred’s, Inc.	240,270	2,928,891

		$5,802,377

Oil, Gas & Consumable Fuels — 7.7%

Brigham Exploration Co.(1)	107,550	$3,916,433
Cabot Oil & Gas Corp.	67,300	5,230,556
Kodiak Oil & Gas Corp.(1)	127,860	883,513
Rosetta Resources, Inc.(1)	28,940	1,283,200
SM Energy Co.	17,950	1,488,234

		$12,801,936

Professional Services — 2.7%

FTI Consulting, Inc.(1)	60,920	$2,400,857
Kelly Services, Inc., Class A	127,547	2,085,394

		$4,486,251

Real Estate Investment Trusts (REITs) — 2.9%

American Campus Communities, Inc.	59,540	$2,317,892
PS Business Parks, Inc.	48,311	2,571,595

		$4,889,487

Real Estate Management & Development — 1.7%

Forestar Real Estate Group, Inc.(1)	213,381	$2,773,953

		$2,773,953

Semiconductors & Semiconductor Equipment — 4.6%

Cirrus Logic, Inc.(1)	194,690	$3,239,641
Cypress Semiconductor Corp.(1)	161,490	3,086,074
Integrated Device Technology, Inc.(1)	220,800	1,342,464

		$7,668,179

Software — 3.7%

Mentor Graphics Corp.(1)	266,980	$3,032,893
Parametric Technology Corp.(1)	147,930	3,081,382

		$6,114,275

Specialty Retail — 3.2%

GNC Holdings, Inc., Class A(1)	103,460	$2,560,635
Monro Muffler Brake, Inc.	72,240	2,679,382

		$5,240,017

Total Common Stocks
(identified cost $141,488,784)		$157,015,654

See Notes to Financial Statements.
21

Tax-Managed Small-Cap Portfolio

October 31, 2011

Portfolio of Investments — continued

Special Warrants — 0.0%

Security	Shares	Value

Metals & Mining — 0.0%

Western Exploration and Development, Ltd.(1)(2)(3)	600,000	$0

Total Special Warrants
(identified cost $480,000)		$0

Short-Term Investments — 6.1%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(4)	$10,185	$10,185,102

Total Short-Term Investments
(identified cost $10,185,102)		$10,185,102

Total Investments — 100.8%
(identified cost $152,153,886)		$167,200,756

Other Assets, Less Liabilities — (0.8)%		$(1,406,234)

Net Assets — 100.0%		$165,794,522

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	- American Depositary Receipt

(1)	Non-income producing security.

(2)	Restricted security (see Note 5).

(3)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio.

(4)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2011.

See Notes to Financial Statements.
22

Tax-Managed Small-Cap Portfolio

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Unaffiliated investments, at value (identified cost, $141,968,784)	$157,015,654
Affiliated investment, at value (identified cost, $10,185,102)	10,185,102
Dividends receivable	33,360
Interest receivable from affiliated investment	903
Receivable for investments sold	1,678,040

Total assets	$168,913,059

Liabilities

Payable for investments purchased	$2,967,011
Payable to affiliates:
Investment adviser fee	82,560
Trustees’ fees	578
Accrued expenses	68,388

Total liabilities	$3,118,537

Net Assets applicable to investors’ interest in Portfolio	$165,794,522

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$150,747,652
Net unrealized appreciation	15,046,870

Total	$165,794,522

See Notes to Financial Statements.
23

Tax-Managed Small-Cap Portfolio

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Dividends (net of foreign taxes, $8,208)	$1,029,912
Interest allocated from affiliated investment	11,021
Expenses allocated from affiliated investment	(1,234)

Total investment income	$1,039,699

Expenses

Investment adviser fee	$1,156,965
Trustees’ fees and expenses	6,870
Custodian fee	99,203
Legal and accounting services	54,340
Miscellaneous	5,748

Total expenses	$1,323,126

Deduct —
Reduction of custodian fee	$19

Total expense reductions	$19

Net expenses	$1,323,107

Net investment loss	$(283,408)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$6,151,927
Investment transactions allocated from affiliated investment	477
Foreign currency transactions	45

Net realized gain	$6,152,449

Change in unrealized appreciation (depreciation) —
Investments	$3,148,059
Foreign currency	(71)

Net change in unrealized appreciation (depreciation)	$3,147,988

Net realized and unrealized gain	$9,300,437

Net increase in net assets from operations	$9,017,029

See Notes to Financial Statements.
24

Tax-Managed Small-Cap Portfolio

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment loss	$(283,408)	$(506,883)
Net realized gain from investment and foreign currency transactions	6,152,449	49,312,808
Net change in unrealized appreciation (depreciation) from investments and foreign currency	3,147,988	(9,587,650)

Net increase in net assets from operations	$9,017,029	$39,218,275

Capital transactions —
Contributions	$26,265,991	$10,921,561
Withdrawals	(41,453,573)	(41,231,053)

Net decrease in net assets from capital transactions	$(15,187,582)	$(30,309,492)

Net increase (decrease) in net assets	$(6,170,553)	$8,908,783

Net Assets

At beginning of year	$171,965,075	$163,056,292

At end of year	$165,794,522	$171,965,075

See Notes to Financial Statements.
25

Tax-Managed Small-Cap Portfolio

October 31, 2011

Supplementary Data

	Year Ended October 31,

Ratios/Supplemental Data	2011	2010	2009		2008	2007

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.72%	0.74%	0.75%		0.74%	0.74%
Net investment loss	(0.15)%	(0.30)%	(0.00	)%(2)(3)	(0.27)%	(0.22)%
Portfolio Turnover	89%	114%	95%		93%	78%

Total Return	5.31%	25.69%	11.86%		(34.33)%	29.67%

Net assets, end of year (000’s omitted)	$165,795	$171,965	$163,056		$157,143	$188,039

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(2)	Amount is less than (0.005)%.
(3)	Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.09)%.

See Notes to Financial Statements.
26

Tax-Managed Small-Cap Portfolio

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Tax-Managed Small-Cap Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of publicly traded equity securities of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2011, Eaton Vance Tax-Managed Small-Cap Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 75.0% and 25.0%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

27

Tax-Managed Small-Cap Portfolio

October 31, 2011

Notes to Financial Statements — continued

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2011, the Portfolio’s investment adviser fee amounted to $1,156,965 or 0.625% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $158,581,142 and $177,300,683, respectively, for the year ended October 31, 2011.

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$152,221,190

Gross unrealized appreciation	$21,490,008
Gross unrealized depreciation	(6,510,442)

Net unrealized appreciation	$14,979,566

28

Tax-Managed Small-Cap Portfolio

October 31, 2011

Notes to Financial Statements — continued

5 Restricted Securities

At October 31, 2011, the Portfolio owned the following security (representing 0.0% of net assets) which was restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to this security. The value of this security is determined based on valuations provided by brokers when available, or if not available, it is valued at fair value using methods determined in good faith by or at the direction of the Trustees.

	Date of
Description	Acquisition	Shares	Cost	Value

Special Warrants
Western Exploration and Development, Ltd.	12/21/98	600,000	$480,000	$0

Total Special Warrants			$480,000	$0

Total Restricted Securities				$0

6 Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million ($450 million prior to September 12, 2011) unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% (0.10% prior to September 12, 2011) on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2011.

7 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2011, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks	$157,015,654	$—	$—	$157,015,654
Special Warrants	—	—	0	0
Short-Term Investments	—	10,185,102	—	10,185,102

Total Investments	$157,015,654	$10,185,102	$0	$167,200,756

The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

29

Tax-Managed Small-Cap Portfolio

October 31, 2011

Notes to Financial Statements — continued

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in
	Private	Investments in
	Placements	Special Warrants	Total

Balance as of October 31, 2010	$0	$0	$0
Realized gains (losses)	(80,000)	—	(80,000)
Change in net unrealized appreciation (depreciation)*	80,000	—	80,000
Cost of purchases	—	—	—
Proceeds from sales	—	—	—
Accrued discount (premium)	—	—	—
Transfers to Level 3	—	—	—
Transfers from Level 3	—	—	—
Balance as of October 31, 2011	$—	$0	$0

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2011*	$—	$—	$—

*	Amount is included in the related amount on investments in the Statement of Operations.

At October 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

30

Tax-Managed Small-Cap Portfolio

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Small-Cap Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Small-Cap Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Small-Cap Portfolio as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 19, 2011

31

Eaton Vance
Tax-Managed Small-Cap Fund

October 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
with the
	Trust and	Length of	Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

32

Eaton Vance
Tax-Managed Small-Cap Fund

October 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and	Length of	Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust and Vice President of the Portfolio	Since 2011(2)	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Nancy B. Tooke 1946	President of the Portfolio	Since 2011(3)	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President of the Trust	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

33

Eaton Vance
Tax-Managed Small-Cap Fund

October 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	Prior to 2011, Mr. Richardson was Vice President of the Trust since 2001 and President of the Portfolio since 2002.
(3)	Prior to 2011, Ms. Tooke was Vice President of the Portfolio since 2006.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance
Tax-Managed Small-Cap Fund

October 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Small-Cap Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Small-Cap Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

130-12/11	MGSRC

Eaton Vance Tax-Managed Small-Cap Value Fund Annual Report October 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2011
Eaton Vance
Tax-Managed Small-Cap Value Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	18 and 29
Federal Tax Information	19
Management and Organization	30
Important Notices	33

Eaton Vance
Tax-Managed Small-Cap Value Fund
October 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
Despite increased global markets volatility, U.S. equity markets posted solid results for the 12 months ending October 31, 2011, with strong early- and late-period gains more than offsetting steep mid-period losses.
In the initial months of the period, investor sentiment for U.S. equities was high as U.S. economic conditions reaccelerated, data pointed to more improvement in 2011 and corporate earnings results generally beat expectations. During this time frame, U.S. stocks registered broad-based gains amid global economic strength, an increase in corporate mergers and acquisitions activity, and solid U.S. corporate profit growth.
By early spring 2011, U.S. stock returns began to moderate, faltering as global economic growth decelerated and U.S. corporate profit growth slowed. Other negatives included ongoing worries about the European debt crisis and deliberations in Washington about raising the U.S. debt ceiling.
From July through September, U.S. stocks registered broad-based and steep declines when the eurozone’s distress worsened and global economic activity further decelerated. Investor confidence also was eroded by the inability of policymakers to grapple with sovereign debt issues—from the eurozone’s indecision on Greece to the U.S. lawmakers’ handling of the debt ceiling debate and Standard & Poor’s resulting decision to downgrade the country’s long-term credit rating. Furthermore, fresh economic data raised the odds of a U.S. recession. In the final month of the period, U.S. stocks rallied strongly, with most indexes producing some of the biggest monthly point gains in decades. Investors were encouraged by Europe’s plan to combat Greece’s debt problems, expand a bailout fund and recapitalize the region’s banks. Additionally, fresh economic data indicated that the U.S. economy may not be poised to move back into recession.
For the 12-month period ending October 31, 2011, the S&P 500 Index2 gained 8.09%, the Dow Jones Industrial Average rose 10.39% and the NASDAQ Composite Index was up 8.10%. Growth stocks outperformed value stocks across large and small market capitalizations, and large-cap stocks outpaced their mid- and small-cap counterparts.
Fund Performance
For the fiscal year ending October 31, 2011, Eaton Vance Tax-Managed Small-Cap Value Fund’s Class A shares at net asset value (NAV) had a total return of 8.94%. By comparison, the Fund’s benchmark, the Russell 2000 Value Index (the Index), gained 3.54% during the period.
Both stock selection and sector allocation contributed to the Fund’s outperformance relative to the Index. On a sector basis, holdings in consumer discretionary, information technology, industrials, consumer staples, energy and utilities contributed to relative results.
Stock selection in consumer discretionary, especially in textiles, apparel & luxury goods and in specialty retail, was positive for performance. Overweighting consumer discretionary contributed modestly as well. Positioning in information technology (IT) also bolstered performance, mainly through stock selection in IT services and communications equipment. Elsewhere in the sector, avoiding the poor-performing Internet software & services industry and underweighting semiconductors & semiconductor equipment also contributed to the Fund’s perfomance.
In the industrials sector, stock selection in the machinery, road & rail, commercial services & supplies and professional services industries benefited performance. Overweighting the sector as a whole, however, detracted relative to the Index. In consumer staples, an overweighting in food products stocks and favorable performance of the Fund’s holdings in that industry contributed to results. Stock selection in energy, particularly in oil, gas and consumable fuels companies, also helped Fund performance, as did overweighting the energy equipment and services industry. In the utilities sector, an overweight in electric utilities, which did well during the period, was the key driver of outperformance.
In contrast, results relative to the Index were hurt by stock selection in health care and financials. Within financials, selection among insurance companies was a major detractor; an overweighting in the industry hindered performance as well. Overweighting thrifts & mortgage finance stocks, which suffered during the period, also detracted. In the health care sector, stock selection in the health care equipment & supplies and health care providers & services industries detracted from performance relative to the Index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
Tax-Managed Small-Cap Value Fund
October 31, 2011
Performance2,3

Portfolio Managers J. Bradley Ohlmuller, CFA; Gregory R. Greene, CFA; Robert J. Milmore, CFA, each of Fox Asset Management LLC

				Since
% Average Annual Total Returns	Inception Date	1 Year	5 Years	Inception
Class A at NAV	3/4/2002	8.94%	3.65%	7.14%
Class A at 5.75% Maximum Sales Charge	—	2.65	2.43	6.49
Class B at NAV	3/4/2002	8.14	2.88	6.36
Class B at 5% Maximum Sales Charge	—	3.14	2.55	6.36
Class C at NAV	3/4/2002	8.14	2.87	6.37
Class C at 1% Maximum Sales Charge	—	7.14	2.87	6.37
Class I at NAV	10/1/2009	9.20	—	11.81
Russell 2000 Value Index	3/4/2002	3.54%	–1.42%	5.93%

				Since
% After-Tax Returns with Maximum Sales Charge	Inception Date	1 Year	5 Years	Inception
Class A After Taxes on Distributions	3/4/2002	1.95%	1.77%	6.05%
Class A After Taxes on Distributions and Sale of Fund Shares	—	2.68	2.04	5.67
Class B After Taxes on Distributions	3/4/2002	2.34	1.85	5.90
Class B After Taxes on Distributions and Sale of Fund Shares	—	3.13	2.16	5.56
Class C After Taxes on Distributions	3/4/2002	6.34	2.19	5.91
Class C After Taxes on Distributions and Sale of Fund Shares	—	5.73	2.44	5.57
Class I After Taxes on Distributions	10/1/2009	8.45	—	11.44
Class I After Taxes on Distributions and Sale of Fund Shares	—	6.99	—	10.13

Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I
Gross	2.02%	2.77%	2.77%	1.77%
Net	1.45	2.20	2.20	1.20

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
	Period Beginning	At NAV	Sales Charge
Class B	3/4/02	$18,152	N.A.
Class C	3/4/02	$18,160	N.A.
Class I	10/1/09	$12,621	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Tax-Managed Small-Cap Value Fund
October 31, 2011
Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)[6]
Old Dominion Freight Line, Inc.	4.1%
Cleco Corp.	3.6
Genesee & Wyoming, Inc., Class A	3.4
Bristow Group, Inc.	3.2
Prosperity Bancshares, Inc.	3.0
Barnes Group, Inc.	3.0
NETGEAR, Inc.	2.8
Owens & Minor, Inc.	2.8
AptarGroup, Inc.	2.8
Towers Watson & Co., Class A	2.8

Total	31.5%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance
Tax-Managed Small-Cap Value Fund
October 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 2000 Value Index is an unmanaged index of U.S. small-cap value stocks. Index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/28/13. Without the reimbursement, performance would have been lower.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance
Tax-Managed Small-Cap Value Fund

October 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 – October 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid		Annualized
	Account Value	Account Value	During Period*		Expense
	(5/1/11)	(10/31/11)	(5/1/11 – 10/31/11)		Ratio

Actual
Class A	$1,000.00	$904.50	$7.30	**	1.52%
Class B	$1,000.00	$901.70	$10.93	**	2.28%
Class C	$1,000.00	$901.20	$10.88	**	2.27%
Class I	$1,000.00	$906.00	$6.10	**	1.27%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.50	$7.73	**	1.52%
Class B	$1,000.00	$1,013.70	$11.57	**	2.28%
Class C	$1,000.00	$1,013.80	$11.52	**	2.27%
Class I	$1,000.00	$1,018.80	$6.46	**	1.27%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2011. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to the administrator of the Fund and sub-adviser of the Portfolio, expenses would be higher.

6

Eaton Vance
Tax-Managed Small-Cap Value Fund

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Investment in Tax-Managed Small-Cap Value Portfolio, at value (identified cost, $26,338,373)	$35,316,521
Receivable for Fund shares sold	1,370,730
Receivable from affiliate	27,588

Total assets	$36,714,839

Liabilities

Payable for Fund shares redeemed	$68,546
Payable to affiliates:
Distribution and service fees	12,005
Administration fee	4,091
Trustees’ fees	42
Accrued expenses	38,222

Total liabilities	$122,906

Net Assets	$36,591,933

Sources of Net Assets

Paid-in capital	$26,354,998
Accumulated net realized gain from Portfolio	1,258,787
Net unrealized appreciation from Portfolio	8,978,148

Total	$36,591,933

Class A Shares

Net Assets	$24,119,161
Shares Outstanding	1,632,798
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.77
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$15.67

Class B Shares

Net Assets	$1,767,793
Shares Outstanding	130,224
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.58

Class C Shares

Net Assets	$7,350,589
Shares Outstanding	540,842
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.59

Class I Shares

Net Assets	$3,354,390
Shares Outstanding	225,857
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.85

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.
7

Eaton Vance
Tax-Managed Small-Cap Value Fund

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Dividends allocated from Portfolio (net of foreign taxes, $265)	$542,786
Interest allocated from Portfolio	120
Expenses allocated from Portfolio	(417,480)

Total investment income from Portfolio	$125,426

Expenses

Administration fee	$56,525
Distribution and service fees
Class A	65,325
Class B	21,007
Class C	78,896
Trustees’ fees and expenses	500
Custodian fee	16,688
Transfer and dividend disbursing agent fees	56,005
Legal and accounting services	16,738
Printing and postage	24,512
Registration fees	70,446
Miscellaneous	13,556

Total expenses	$420,198

Deduct —
Allocation of expenses to affiliates	$166,460

Total expense reductions	$166,460

Net expenses	$253,738

Net investment loss	$(128,312)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$1,395,930

Net realized gain	$1,395,930

Change in unrealized appreciation (depreciation) —
Investments	$2,048,851

Net change in unrealized appreciation (depreciation)	$2,048,851

Net realized and unrealized gain	$3,444,781

Net increase in net assets from operations	$3,316,469

See Notes to Financial Statements.
8

Eaton Vance
Tax-Managed Small-Cap Value Fund

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment loss	$(128,312)	$(179,856)
Net realized gain from investment transactions	1,395,930	3,554,056
Net change in unrealized appreciation (depreciation) from investments	2,048,851	2,079,437

Net increase in net assets from operations	$3,316,469	$5,453,637

Distributions to shareholders —
From net realized gain
Class A	$(1,295,895)	$—
Class B	(110,140)	—
Class C	(392,953)	—
Class I	(74,671)	—

Total distributions to shareholders	$(1,873,659)	$—

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$6,322,372	$6,808,613
Class B	525,474	583,873
Class C	1,551,167	1,510,053
Class I	2,903,262	669,727
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,138,551	—
Class B	87,432	—
Class C	309,152	—
Class I	4,226	—
Cost of shares redeemed
Class A	(10,360,470)	(7,858,205)
Class B	(500,694)	(552,946)
Class C	(1,978,212)	(1,602,840)
Class I	(1,127,669)	(317,434)
Net asset value of shares exchanged
Class A	485,346	1,000,311
Class B	(485,346)	(1,000,311)

Net decrease in net assets from Fund share transactions	$(1,125,409)	$(759,159)

Net increase in net assets	$317,401	$4,694,478

Net Assets

At beginning of year	$36,274,532	$31,580,054

At end of year	$36,591,933	$36,274,532

See Notes to Financial Statements.
9

Eaton Vance
Tax-Managed Small-Cap Value Fund

October 31, 2011

Financial Highlights

	Class A

	Year Ended October 31,

	2011		2010	2009	2008	2007

Net asset value — Beginning of year	$14.210		$12.000	$11.400	$16.050	$15.400

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.023	)(2)	$(0.043)	$0.022	$(0.003)	$(0.058)
Net realized and unrealized gain (loss)	1.298		2.253	0.578	(3.146)	1.857

Total income (loss) from operations	$1.275		$2.210	$0.600	$(3.149)	$1.799

Less Distributions

From net realized gain	$(0.715)		$—	$—	$(1.501)	$(1.149)

Total distributions	$(0.715)		$—	$—	$(1.501)	$(1.149)

Net asset value — End of year	$14.770		$14.210	$12.000	$11.400	$16.050

Total Return(3)	8.94%		18.42%	5.36%	(21.61)%	12.30%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$24,119		$25,448	$21,727	$17,628	$18,978
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)(6)	1.59%		1.65%	1.65%	1.65%	1.69%
Net investment income (loss)	(0.15	)%(2)	(0.32)%	0.21%	(0.02)%	(0.37)%
Portfolio Turnover of the Portfolio	66%		51%	66%	103%	80%

(1)	Computed using average shares outstanding.
(2)	Net investment loss per share includes special dividends allocated from the Portfolio which amounted to $0.024 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.31)%.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	The administrator subsidized certain operating expenses (equal to 0.46%, 0.37%, 0.55%, 0.32% and 0.32% of average daily net assets for the years ended October 31, 2011, 2010, 2009, 2008 and 2007, respectively). A portion of the subsidy was borne by the sub-adviser of the Portfolio. Absent this subsidy, total return would have been lower.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
10

Eaton Vance
Tax-Managed Small-Cap Value Fund

October 31, 2011

Financial Highlights — continued

	Class B

	Year Ended October 31,

	2011		2010	2009	2008	2007

Net asset value — Beginning of year	$13.210		$11.240	$10.750	$15.330	$14.870

Income (Loss) From Operations

Net investment loss(1)	$(0.124	)(2)	$(0.132)	$(0.049)	$(0.102)	$(0.168)
Net realized and unrealized gain (loss)	1.209		2.102	0.539	(2.977)	1.777

Total income (loss) from operations	$1.085		$1.970	$0.490	$(3.079)	$1.609

Less Distributions

From net realized gain	$(0.715)		$—	$—	$(1.501)	$(1.149)

Total distributions	$(0.715)		$—	$—	$(1.501)	$(1.149)

Net asset value — End of year	$13.580		$13.210	$11.240	$10.750	$15.330

Total Return(3)	8.14%		17.53%	4.56%	(22.15)%	11.41%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,768		$2,071	$2,638	$3,538	$6,412
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)(6)	2.35%		2.40%	2.40%	2.40%	2.44%
Net investment loss	(0.90	)%(2)	(1.06)%	(0.51)%	(0.79)%	(1.12)%
Portfolio Turnover of the Portfolio	66%		51%	66%	103%	80%

(1)	Computed using average shares outstanding.
(2)	Net investment loss per share includes special dividends allocated from the Portfolio which amounted to $0.022 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.06)%.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	The administrator subsidized certain operating expenses (equal to 0.46%, 0.37%, 0.55%, 0.32% and 0.32% of average daily net assets for the years ended October 31, 2011, 2010, 2009, 2008 and 2007, respectively). A portion of the subsidy was borne by the sub-adviser of the Portfolio. Absent this subsidy, total return would have been lower.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
11

Eaton Vance
Tax-Managed Small-Cap Value Fund

October 31, 2011

Financial Highlights — continued

	Class C

	Year Ended October 31,

	2011		2010	2009	2008	2007

Net asset value — Beginning of year	$13.220		$11.250	$10.760	$15.350	$14.880

Income (Loss) From Operations

Net investment loss(1)	$(0.123	)(2)	$(0.133)	$(0.053)	$(0.100)	$(0.169)
Net realized and unrealized gain (loss)	1.208		2.103	0.543	(2.989)	1.788

Total income (loss) from operations	$1.085		$1.970	$0.490	$(3.089)	$1.619

Less Distributions

From net realized gain	$(0.715)		$—	$—	$(1.501)	$(1.149)

Total distributions	$(0.715)		$—	$—	$(1.501)	$(1.149)

Net asset value — End of year	$13.590		$13.220	$11.250	$10.760	$15.350

Total Return(3)	8.14%		17.51%	4.55%	(22.19)%	11.47%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$7,351		$7,312	$6,317	$5,336	$7,145
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)(6)	2.34%		2.40%	2.40%	2.40%	2.44%
Net investment loss	(0.90	)%(2)	(1.06)%	(0.54)%	(0.78)%	(1.12)%
Portfolio Turnover of the Portfolio	66%		51%	66%	103%	80%

(1)	Computed using average shares outstanding.
(2)	Net investment loss per share includes special dividends allocated from the Portfolio which amounted to $0.021 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.05)%.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	The administrator subsidized certain operating expenses (equal to 0.46%, 0.37%, 0.55%, 0.32% and 0.32% of average daily net assets for the years ended October 31, 2011, 2010, 2009, 2008 and 2007, respectively). A portion of the subsidy was borne by the sub-adviser of the Portfolio. Absent this subsidy, total return would have been lower.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
12

Eaton Vance
Tax-Managed Small-Cap Value Fund

October 31, 2011

Financial Highlights — continued

	Class I

	Year Ended October 31,
				Period Ended
	2011		2010	October 31, 2009(1)

Net asset value — Beginning of period	$14.250		$12.000	$12.330

Income (Loss) From Operations

Net investment income (loss)(2)	$0.008	(3)	$(0.011)	$(0.001)
Net realized and unrealized gain (loss)	1.307		2.261	(0.329)

Total income (loss) from operations	$1.315		$2.250	$(0.330)

Less Distributions

From net realized gain	$(0.715)		$—	$—

Total distributions	$(0.715)		$—	$—

Net asset value — End of period	$14.850		$14.250	$12.000

Total Return(4)	9.20%		18.75%	(2.68	)%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,354		$1,444	$897
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)(8)	1.34%		1.40%	1.40	%(9)
Net investment income (loss)	0.05	%(3)	(0.08)%	(0.07	)%(9)
Portfolio Turnover of the Portfolio	66%		51%	66	%(5)(10)

(1)	For the period from the commencement of operations, October 1, 2009, to October 31, 2009.
(2)	Computed using average shares outstanding.
(3)	Net investment income per share includes special dividends allocated from the Portfolio which amounted to $0.022 per share. Excluding special dividends, the ratio of net investment income (loss) to average daily net assets would have been (0.09)%.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(5)	Not annualized.
(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(7)	The administrator subsidized certain operating expenses (equal to 0.46%, 0.37% and 0.58% of average daily net assets for the years ended October 31, 2011 and 2010 and the period ended October 31, 2009, respectively). A portion of the subsidy was borne by the sub-adviser of the Portfolio. Absent this subsidy, total return would have been lower.
(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(9)	Annualized.
(10)	For the Portfolio’s year ended October 31, 2009.

See Notes to Financial Statements.
13

Eaton Vance
Tax-Managed Small-Cap Value Fund

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Tax-Managed Small-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning on January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Small-Cap Value Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (47.9% at October 31, 2011). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2 Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America

14

Eaton Vance
Tax-Managed Small-Cap Value Fund

October 31, 2011

Notes to Financial Statements — continued

require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the year ended October 31, 2011 was as follows:

	Year Ended October 31,

	2011	2010

Distributions declared from:
Long-term capital gains	$1,873,659	$—

During the year ended October 31, 2011, accumulated net investment loss was decreased by $128,312 and paid-in capital was decreased by $128,312 due to differences between book and tax accounting, primarily for net operating losses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed long-term capital gains	$1,343,136
Net unrealized appreciation	$8,893,799

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and partnership allocations.

3 Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2011, the administration fee amounted to $56,525. EVM and the sub-adviser of the Portfolio, Fox Asset Management LLC (Fox), have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (related to ordinary operating expenses only) exceed 1.45%, 2.20%, 2.20% and 1.20% (1.65%, 2.40%, 2.40% and 1.40% prior to July 1, 2011) of the Fund’s average daily net assets for Class A, Class B, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2013. Pursuant to this agreement, EVM and Fox were allocated $41,615 and $124,845, respectively, of the Fund’s operating expenses for the year ended October 31, 2011. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2011, EVM earned $2,559 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $2,654 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2011. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2011 amounted to $65,325 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD

15

Eaton Vance
Tax-Managed Small-Cap Value Fund

October 31, 2011

Notes to Financial Statements — continued

during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2011, the Fund paid or accrued to EVD $15,755 and $59,172 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2011, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $68,000 and $632,000, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2011 amounted to $5,252 and $19,724 for Class B and Class C shares, respectively.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2011, the Fund was informed that EVD received approximately $2,900 and $100 of CDSCs paid by Class B and Class C shareholders, respectively, and no CDSCs paid by Class A shareholders.

6 Investment Transactions

For the year ended October 31, 2011, increases and decreases in the Fund’s investment in the Portfolio aggregated $5,731,626 and $10,339,558, respectively.

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,

Class A	2011	2010

Sales	423,467	497,403
Issued to shareholders electing to receive payments of distributions in Fund shares	76,515	—
Redemptions	(690,343)	(591,163)
Exchange from Class B shares	32,662	73,706

Net decrease	(157,699)	(20,054)

16

Eaton Vance
Tax-Managed Small-Cap Value Fund

October 31, 2011

Notes to Financial Statements — continued

	Year Ended October 31,

Class B	2011	2010

Sales	38,421	45,055
Issued to shareholders electing to receive payments of distributions in Fund shares	6,349	—
Redemptions	(35,965)	(43,997)
Exchange to Class A shares	(35,396)	(79,031)

Net decrease	(26,591)	(77,973)

	Year Ended October 31,

Class C	2011	2010

Sales	111,470	119,839
Issued to shareholders electing to receive payments of distributions in Fund shares	22,435	—
Redemptions	(145,996)	(128,452)

Net decrease	(12,091)	(8,613)

	Year Ended October 31,

Class I	2011	2010

Sales	203,245	50,565
Issued to shareholders electing to receive payments of distributions in Fund shares	283	—
Redemptions	(78,984)	(23,988)

Net increase	124,544	26,577

17

Eaton Vance
Tax-Managed Small-Cap Value Fund

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Small-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 19, 2011

18

Eaton Vance
Tax-Managed Small-Cap Value Fund

October 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding capital gain dividends.

Capital Gains Dividends. The Fund designates $1,873,659 as a capital gain dividend.

19

Tax-Managed Small-Cap Value Portfolio

October 31, 2011

Portfolio of Investments

Common Stocks — 96.4%

Security	Shares	Value

Building Products — 2.7%

A.O. Smith Corp.	53,050	$1,971,338

		$1,971,338

Chemicals — 3.6%

Calgon Carbon Corp.(1)	87,800	$1,400,410
RPM International, Inc.	54,300	1,220,121

		$2,620,531

Commercial Banks — 10.1%

MB Financial, Inc.	90,000	$1,491,300
National Penn Bancshares, Inc.	240,700	1,877,460
Prosperity Bancshares, Inc.	57,800	2,224,722
Umpqua Holdings Corp.	160,000	1,832,000

		$7,425,482

Commercial Services & Supplies — 2.7%

Brink’s Co. (The)	70,600	$1,961,974

		$1,961,974

Communications Equipment — 2.8%

NETGEAR, Inc.(1)	58,700	$2,081,502

		$2,081,502

Construction & Engineering — 1.4%

Chicago Bridge & Iron Co. NV – NY Shares	29,200	$1,068,136

		$1,068,136

Containers & Packaging — 2.8%

AptarGroup, Inc.	42,900	$2,057,913

		$2,057,913

Electric Utilities — 9.0%

Cleco Corp.	72,300	$2,665,701
Portland General Electric Co.	82,700	2,029,458
Westar Energy, Inc.	72,300	1,970,898

		$6,666,057

Energy Equipment & Services — 6.7%

Bristow Group, Inc.	46,900	$2,334,682
Hornbeck Offshore Services, Inc.(1)	47,000	1,543,480
Oil States International, Inc.(1)	15,500	1,078,955

		$4,957,117

Food Products — 4.9%

J & J Snack Foods Corp.	15,500	$799,335
Lancaster Colony Corp.	29,100	1,935,732
TreeHouse Foods, Inc.(1)	14,800	907,832

		$3,642,899

Health Care Equipment & Supplies — 3.3%

Teleflex, Inc.	18,000	$1,077,480
West Pharmaceutical Services, Inc.	34,700	1,348,789

		$2,426,269

Health Care Providers & Services — 5.4%

Magellan Health Services, Inc.(1)	37,000	$1,904,390
Owens & Minor, Inc.	69,050	2,065,976

		$3,970,366

Insurance — 4.8%

Argo Group International Holdings, Ltd.	42,000	$1,267,980
Aspen Insurance Holdings, Ltd.	56,200	1,488,738
ProAssurance Corp.	10,000	765,500

		$3,522,218

IT Services — 2.3%

MAXIMUS, Inc.	41,500	$1,674,110

		$1,674,110

Machinery — 6.3%

Barnes Group, Inc.	95,100	$2,212,977
Crane Co.	30,700	1,354,177
Wabtec Corp.	16,000	1,074,880

		$4,642,034

Media — 1.1%

Madison Square Garden Co. (The)(1)	30,000	$792,900

		$792,900

See Notes to Financial Statements.
20

Tax-Managed Small-Cap Value Portfolio

October 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Oil, Gas & Consumable Fuels — 2.6%

Gulfport Energy Corp.(1)	62,600	$1,949,364

		$1,949,364

Professional Services — 2.8%

Towers Watson & Co., Class A	31,000	$2,036,700

		$2,036,700

Road & Rail — 7.5%

Genesee & Wyoming, Inc., Class A(1)	42,800	$2,534,188
Old Dominion Freight Line, Inc.(1)	81,700	2,987,769

		$5,521,957

Software — 2.7%

JDA Software Group, Inc.(1)	61,500	$1,960,005

		$1,960,005

Specialty Retail — 6.9%

Aeropostale, Inc.(1)	50,000	$683,000
Buckle, Inc. (The)	13,900	619,384
Children’s Place Retail Stores, Inc. (The)(1)	32,400	1,521,180
Dick’s Sporting Goods, Inc.(1)	30,800	1,203,972
Finish Line, Inc., Class A (The)	54,500	1,095,450

		$5,122,986

Textiles, Apparel & Luxury Goods — 4.0%

Carter’s, Inc.(1)	44,300	$1,687,387
Hanesbrands, Inc.(1)	47,700	1,257,849

		$2,945,236

Total Common Stocks
(identified cost $52,754,544)		$71,017,094

Short-Term Investments — 3.7%

	Principal
	Amount
Description	(000’s omitted)	Value

State Street Bank and Trust Euro Time Deposit, 0.01%, 11/1/11	$2,736	$2,736,445

Total Short-Term Investments
(identified cost $2,736,445)		$2,736,445

Total Investments — 100.1%
(identified cost $55,490,989)		$73,753,539

Other Assets, Less Liabilities — (0.1)%		$(80,510)

Net Assets — 100.0%		$73,673,029

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

See Notes to Financial Statements.
21

Tax-Managed Small-Cap Value Portfolio

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Investments, at value (identified cost, $55,490,989)	$73,753,539
Dividends and interest receivable	14,735

Total assets	$73,768,274

Liabilities

Payable to affiliates:
Investment adviser fee	$58,071
Trustees’ fees	262
Accrued expenses	36,912

Total liabilities	$95,245

Net Assets applicable to investors’ interest in Portfolio	$73,673,029

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$55,410,479
Net unrealized appreciation	18,262,550

Total	$73,673,029

See Notes to Financial Statements.
22

Tax-Managed Small-Cap Value Portfolio

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Dividends (net of foreign taxes, $535)	$1,102,983
Interest	245

Total investment income	$1,103,228

Expenses

Investment adviser fee	$765,590
Trustees’ fees and expenses	3,096
Custodian fee	48,160
Legal and accounting services	28,397
Miscellaneous	3,006

Total expenses	$848,249

Deduct —
Reduction of custodian fee	$1

Total expense reductions	$1

Net expenses	$848,248

Net investment income	$254,980

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$2,534,917

Net realized gain	$2,534,917

Change in unrealized appreciation (depreciation) —
Investments	$3,896,518

Net change in unrealized appreciation (depreciation)	$3,896,518

Net realized and unrealized gain	$6,431,435

Net increase in net assets from operations	$6,686,415

See Notes to Financial Statements.
23

Tax-Managed Small-Cap Value Portfolio

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$254,980	$148,700
Net realized gain from investment transactions	2,534,917	7,393,682
Net change in unrealized appreciation (depreciation) from investments	3,896,518	4,700,221

Net increase in net assets from operations	$6,686,415	$12,242,603

Capital transactions —
Contributions	$12,264,195	$6,978,163
Withdrawals	(17,744,784)	(14,382,098)

Net decrease in net assets from capital transactions	$(5,480,589)	$(7,403,935)

Net increase in net assets	$1,205,826	$4,838,668

Net Assets

At beginning of year	$72,467,203	$67,628,535

At end of year	$73,673,029	$72,467,203

See Notes to Financial Statements.
24

Tax-Managed Small-Cap Value Portfolio

October 31, 2011

Supplementary Data

	Year Ended October 31,

Ratios/Supplemental Data	2011		2010	2009	2008	2007

Ratios (as a percentage of average daily net assets):
Expenses(1)	1.11%		1.13%	1.14%	1.12%	1.14%
Net investment income	0.33	%(2)	0.20%	0.73%	0.51%	0.19%
Portfolio Turnover	66%		51%	66%	103%	80%

Total Return	9.46%		18.99%	5.89%	(21.19)%	12.92%

Net assets, end of year (000’s omitted)	$73,673		$72,467	$67,629	$61,778	$59,511

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(2)	Includes special dividends equal to 0.16% of average daily net assets.

See Notes to Financial Statements.
25

Tax-Managed Small-Cap Value Portfolio

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Tax-Managed Small-Cap Value Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term after-tax returns by investing in a diversified portfolio of value stocks of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2011, Eaton Vance Tax-Managed Small-Cap Value Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 47.9% and 52.1%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

26

Tax-Managed Small-Cap Value Portfolio

October 31, 2011

Notes to Financial Statements — continued

2 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 1.00% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. Pursuant to a sub-advisory agreement, BMR pays Fox Asset Management LLC (Fox), an affiliate of EVM, a portion of its adviser fee for sub-advisory services provided to the Portfolio. For the year ended October 31, 2011, the investment adviser fee was 1.00% of the Portfolio’s average daily net assets and amounted to $765,590.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $49,213,588 and $54,561,433, respectively, for the year ended October 31, 2011.

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$55,558,899

Gross unrealized appreciation	$18,194,640
Gross unrealized depreciation	—

Net unrealized appreciation	$18,194,640

5 Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million ($450 million prior to September 12, 2011) unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% (0.10% prior to September 12, 2011) on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2011.

6 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

27

Tax-Managed Small-Cap Value Portfolio

October 31, 2011

Notes to Financial Statements — continued

At October 31, 2011, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks	$71,017,094	$—	$—	$71,017,094
Short-Term Investments	—	2,736,445	—	2,736,445

Total Investments	$71,017,094	$2,736,445	$—	$73,753,539

The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of October 31, 2010 whose fair value was determined using Level 3 inputs. At October 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the fiscal year to date then ended was not significant.

28

Tax-Managed Small-Cap Value Portfolio

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Small-Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Small-Cap Value Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Small-Cap Value Portfolio as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 19, 2011

29

Eaton Vance
Tax-Managed Small-Cap Value Fund

October 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
with the
	Trust and	Length of	Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

30

Eaton Vance
Tax-Managed Small-Cap Value Fund

October 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and	Length of	Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2001	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President	Of the Trust since 2011(2) and of the Portfolio since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President of the Trust	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

31

Eaton Vance
Tax-Managed Small-Cap Value Fund

October 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	Prior to 2011, Mr. Richardson was Vice President of the Trust since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Eaton Vance
Tax-Managed Small-Cap Value Fund

October 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) will (if applicable) file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

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Investment Adviser of Tax-Managed Small-Cap Value Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Sub-Adviser of Tax-Managed Small-Cap Value Portfolio
Fox Asset Management LLC
331 Newman Springs Road, Suite 122
Red Bank, NJ 07701

Administrator of Eaton Vance Tax-Managed Small-Cap Value Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1300-12/11	TMSCVSRC

Eaton Vance Tax-Managed Value Fund Annual Report October 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2011
Eaton Vance
Tax-Managed Value Fund

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	17 and 29
Federal Tax Information	18
Management and Organization	30
Important Notices	33

Eaton Vance
Tax-Managed Value Fund
October 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
Despite increased global markets volatility, U.S. equity markets posted solid results for the 12 months ending October 31, 2011, with strong early- and late-period gains more than offsetting steep mid-period losses.
In the initial months of the period, investor sentiment for U.S. equities was high as U.S. economic conditions reaccelerated, data pointed to more improvement in 2011 and corporate earnings results generally beat expectations. During this time frame, U.S. stocks registered broad-based gains amid global economic strength, an increase in corporate mergers and acquisitions activity, and solid U.S. corporate profit growth.
By early spring 2011, U.S. stock returns began to moderate, faltering as global economic growth decelerated and U.S. corporate profit growth slowed. Other negatives included ongoing worries about the European debt crisis and deliberations in Washington about raising the U.S. debt ceiling.
From July through September, U.S. stocks registered broad-based and steep declines when the eurozone’s distress worsened and global economic activity further decelerated. Investor confidence also was eroded by the inability of policymakers to grapple with sovereign debt issues—from the eurozone’s indecision on Greece to the U.S. lawmakers’ handling of the debt ceiling debate and Standard & Poor’s resulting decision to downgrade the country’s long-term credit rating. Furthermore, fresh economic data raised the odds of a U.S. recession. In the final month of the period, U.S. stocks rallied strongly, with most indexes producing some of the biggest monthly point gains in decades. Investors were encouraged by Europe’s plan to combat Greece’s debt problems, expand a bailout fund and recapitalize the region’s banks. Additionally, fresh economic data indicated that the U.S. economy may not be poised to move back into recession.
For the 12-month period ending October 31, 2011, the S&P 500 Index2 gained 8.09%, the Dow Jones Industrial Average rose 10.39% and the NASDAQ Composite Index was up 8.10%. Growth stocks outperformed value stocks across large and small market capitalizations, and large-cap stocks outpaced their mid- and small-cap counterparts.
Fund Performance
For the fiscal year ending October 31, 2011, Eaton Vance Tax-Managed Value Fund’s Class A shares at net asset value (NAV) had a total return of 3.11%. By comparison, the Fund’s benchmark, the Russell 1000 Value Index (the Index), gained 6.16% during the period.
The Fund underperformed its benchmark primarily as a result of stock selection in the energy, utilities, consumer discretionary and health care sectors. In energy, the Fund’s holdings in the oil & gas industry accounted for most of the underperformance. The Fund’s relative underweight in the energy equipment services industry compared to the Index also detracted. Among the Fund’s utilities investments, multi-utilities and electric utilities were the primary laggards. In addition, underweighting the utility sector held back the Fund’s performance relative to the Index.
In the consumer discretionary sector, stock selection in the media industry, and an underweight position in media stocks, detracted from relative performance, along with unfavorable security selection in the specialty retail and multiline retail industries. Among the Fund’s health care holdings, securities selection in the pharmaceuticals and biotechnology industries hurt relative performance.
On the positive side, relative performance was aided by the Fund’s holdings in the information technology (IT), materials, financials and telecommunication services sectors. Securities selection in the computers & peripherals and IT services industries helped the most in the IT sector, while an overweight in software also was beneficial. In the materials sector, an overweighting in the metals and mining industry boosted relative performance as did stock selection in the chemical industry.
The Fund’s holdings in the financials sector benefited from an underweight in the diversified financials industry as well as security selection in real estate investment trusts. Avoiding the underperforming thrifts & mortgage finance industry also aided relative performance. Finally, in the telecommunication services sector, an underweighting in the diversified telecommunication services industry aided the Fund’s relative performance, along with stock selection in the wireless telecommunication services industry.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
Tax-Managed Value Fund
October 31, 2011
Performance2,3

Portfolio Managers Michael R. Mach, CFA; Matthew F. Beaudry, CMFC, CIMA; John D. Crowley; Stephen J. Kaszynski, CFA

					Since
% Average Annual Total Returns	Inception Date	1 Year	5 Years	10 Years	Inception

Class A at NAV	12/27/1999	3.11%	–1.80%	4.11%	—
Class A at 5.75% Maximum Sales Charge	—	–2.82	–2.96	3.49	—
Class C at NAV	1/24/2000	2.28	–2.54	3.33	—
Class C at 1% Maximum Sales Charge	—	1.28	–2.54	3.33	—
Class I at NAV	11/30/2007	3.36	—	—	–5.00%

Russell 1000 Value Index	—	6.16%	–2.05%	4.57%	—

					Since
% After-Tax Returns with Maximum Sales Charge	Inception Date	1 Year	5 Years	10 Years	Inception

Class A After Taxes on Distributions	12/27/1999	–2.93%	–3.11%	3.37%	—
Class A After Taxes on Distributions and Sale of Fund Shares	—	–1.68	–2.49	3.03	—
Class C After Taxes on Distributions	1/24/2000	1.28	–2.57	3.29	—
Class C After Taxes on Distributions and Sale of Fund Shares	—	0.84	–2.14	2.88	—
Class I After Taxes on Distributions	11/30/2007	3.20	—	—	–5.19%
Class I After Taxes on Distributions and Sale of Fund Shares	—	2.40	—	—	–4.20

Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

			1.16%	1.91%	0.91%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
	Period Beginning	At NAV	Sales Charge

Class C	10/31/01	$13,874	N.A.

Class I	11/30/07	$8,180	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Tax-Managed Value Fund
October 31, 2011
Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Pfizer, Inc.	2.9%
Wells Fargo & Co.	2.8
Johnson & Johnson	2.8
JPMorgan Chase & Co.	2.6
Occidental Petroleum Corp.	2.6
UnitedHealth Group, Inc.	2.3
Apple, Inc.	2.2
Exxon Mobil Corp.	2.2
General Electric Co.	2.1
PNC Financial Services Group, Inc.	2.0

Total	24.5%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance
Tax-Managed Value Fund
October 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 1000 Value Index is an unmanaged index of 1,000 U.S. large-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance
Tax-Managed Value Fund

October 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 – October 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
	(5/1/11)	(10/31/11)	(5/1/11 – 10/31/11)	Ratio

Actual
Class A	$1,000.00	$907.50	$5.77	1.20%
Class C	$1,000.00	$904.00	$9.36	1.95%
Class I	$1,000.00	$908.50	$4.52	0.94%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.20	$6.11	1.20%
Class C	$1,000.00	$1,015.40	$9.91	1.95%
Class I	$1,000.00	$1,020.50	$4.79	0.94%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2011. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance
Tax-Managed Value Fund

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Investment in Tax-Managed Value Portfolio, at value (identified cost, $945,086,335)	$1,336,761,977
Receivable for Fund shares sold	1,373,881

Total assets	$1,338,135,858

Liabilities

Payable for Fund shares redeemed	$3,855,186
Payable to affiliates:
Distribution and service fees	259,596
Administration fee	163,984
Trustees’ fees	42
Accrued expenses	349,537

Total liabilities	$4,628,345

Net Assets	$1,333,507,513

Sources of Net Assets

Paid-in capital	$1,167,265,646
Accumulated net realized loss from Portfolio	(240,541,893)
Accumulated undistributed net investment income	15,108,118
Net unrealized appreciation from Portfolio	391,675,642

Total	$1,333,507,513

Class A Shares

Net Assets	$702,928,782
Shares Outstanding	43,179,628
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$16.28
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$17.27

Class C Shares

Net Assets	$139,685,601
Shares Outstanding	8,885,499
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$15.72

Class I Shares

Net Assets	$490,893,130
Shares Outstanding	30,153,058
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$16.28

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.
7

Eaton Vance
Tax-Managed Value Fund

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Dividends allocated from Portfolio (net of foreign taxes, $367,713)	$40,571,197
Interest allocated from Portfolio	49,685
Securities lending income allocated from Portfolio, net	191,916
Expenses allocated from Portfolio	(11,443,833)

Total investment income from Portfolio	$29,368,965

Expenses

Administration fee	$2,638,160
Distribution and service fees
Class A	1,959,534
Class B	60,874
Class C	1,616,938
Trustees’ fees and expenses	500
Custodian fee	37,202
Transfer and dividend disbursing agent fees	1,683,870
Legal and accounting services	37,431
Printing and postage	199,468
Registration fees	123,704
Miscellaneous	22,813

Total expenses	$8,380,494

Net investment income	$20,988,471

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$81,782,338
Foreign currency transactions	(61,777)

Net realized gain	$81,720,561

Change in unrealized appreciation (depreciation) —
Investments	$(48,341,577)
Foreign currency	125,859

Net change in unrealized appreciation (depreciation)	$(48,215,718)

Net realized and unrealized gain	$33,504,843

Net increase in net assets from operations	$54,493,314

See Notes to Financial Statements.
8

Eaton Vance
Tax-Managed Value Fund

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$20,988,471	$15,454,514
Net realized gain from investment and foreign currency transactions	81,720,561	62,661,187
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(48,215,718)	68,861,864

Net increase in net assets from operations	$54,493,314	$146,977,565

Distributions to shareholders —
From net investment income
Class A	$(6,337,673)	$(8,969,223)
Class B	(167,178)	(523,510)
Class C	(8,609)	(875,539)
Class I	(9,155,770)	(8,131,548)

Total distributions to shareholders	$(15,669,230)	$(18,499,820)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$210,694,267	$330,753,090
Class B	378,795	1,012,745
Class C	4,046,679	7,719,729
Class I	272,228,474	500,308,973
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	4,488,669	7,236,713
Class B	129,973	414,092
Class C	6,307	655,418
Class I	7,488,904	5,286,480
Cost of shares redeemed
Class A	(346,334,306)	(379,750,528)
Class B	(4,046,008)	(9,044,371)
Class C	(41,152,994)	(37,355,325)
Class I	(640,774,950)	(256,908,077)
Net asset value of shares exchanged
Class A	7,933,250	24,866,113
Class B	(7,933,250)	(24,866,113)
Net asset value of shares merged*
Class A	20,114,247	—
Class B	(20,114,247)	—
Contingent deferred sales charges
Class B	20,482	33,190

Net increase (decrease) in net assets from Fund share transactions	$(532,825,708)	$170,362,129

Net increase (decrease) in net assets	$(494,001,624)	$298,839,874

Net Assets

At beginning of year	$1,827,509,137	$1,528,669,263

At end of year	$1,333,507,513	$1,827,509,137

Accumulated undistributed net investment income included in net assets

At end of year	$15,108,118	$10,013,974

*	At the close of business on June 24, 2011, Class B shares of the Fund merged into Class A shares.

See Notes to Financial Statements.
9

Eaton Vance
Tax-Managed Value Fund

October 31, 2011

Financial Highlights

	Class A

	Year Ended October 31,

	2011(1)	2010(1)	2009(1)	2008(1)	2007

Net asset value — Beginning of year	$15.910	$14.760	$14.400	$21.750	$18.770

Income (Loss) From Operations

Net investment income	$0.193	$0.137	$0.192	$0.229	$0.202
Net realized and unrealized gain (loss)	0.306	1.190	0.356	(7.386)	2.955

Total income (loss) from operations	$0.499	$1.327	$0.548	$(7.157)	$3.157

Less Distributions

From net investment income	$(0.129)	$(0.177)	$(0.188)	$(0.193)	$(0.177)

Total distributions	$(0.129)	$(0.177)	$(0.188)	$(0.193)	$(0.177)

Net asset value — End of year	$16.280	$15.910	$14.760	$14.400	$21.750

Total Return(2)	3.11%	9.00%	4.01%	(33.19)%	16.93%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$702,929	$785,050	$745,816	$710,258	$737,940
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.17%	1.16%	1.19%	1.16%	1.16%
Net investment income	1.16%	0.88%	1.46%	1.20%	1.06%
Portfolio Turnover of the Portfolio	40%	35%	82%	84%	14%

(1)	Net investment income per share was computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
10

Eaton Vance
Tax-Managed Value Fund

October 31, 2011

Financial Highlights — continued

	Class C

	Year Ended October 31,

	2011(1)	2010(1)	2009(1)	2008(1)	2007

Net asset value — Beginning of year	$15.370	$14.260	$13.870	$20.960	$18.100

Income (Loss) From Operations

Net investment income	$0.067	$0.020	$0.099	$0.087	$0.062
Net realized and unrealized gain (loss)	0.284	1.158	0.337	(7.143)	2.847

Total income (loss) from operations	$0.351	$1.178	$0.436	$(7.056)	$2.909

Less Distributions

From net investment income	$(0.001)	$(0.068)	$(0.046)	$(0.034)	$(0.049)

Total distributions	$(0.001)	$(0.068)	$(0.046)	$(0.034)	$(0.049)

Net asset value — End of year	$15.720	$15.370	$14.260	$13.870	$20.960

Total Return(2)	2.28%	8.27%	3.19%	(33.72)%	16.10%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$139,686	$171,693	$186,734	$218,320	$348,265
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.92%	1.91%	1.94%	1.91%	1.91%
Net investment income	0.41%	0.13%	0.78%	0.47%	0.32%
Portfolio Turnover of the Portfolio	40%	35%	82%	84%	14%

(1)	Net investment income per share was computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
11

Eaton Vance
Tax-Managed Value Fund

October 31, 2011

Financial Highlights — continued

	Class I

	Year Ended October 31,
				Period Ended
	2011	2010	2009	October 31, 2008(1)

Net asset value — Beginning of period	$15.910	$14.750	$14.410	$20.970

Income (Loss) From Operations

Net investment income(2)	$0.234	$0.173	$0.205	$0.224
Net realized and unrealized gain (loss)	0.305	1.198	0.366	(6.551)

Total income (loss) from operations	$0.539	$1.371	$0.571	$(6.327)

Less Distributions

From net investment income	$(0.169)	$(0.211)	$(0.231)	$(0.233)

Total distributions	$(0.169)	$(0.211)	$(0.231)	$(0.233)

Net asset value — End of period	$16.280	$15.910	$14.750	$14.410

Total Return(3)	3.36%	9.31%	4.22%	(30.53	)%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$490,893	$840,923	$538,097	$174,464
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	0.92%	0.91%	0.94%	0.91	%(7)
Net investment income	1.39%	1.11%	1.53%	1.36	%(7)
Portfolio Turnover of the Portfolio	40%	35%	82%	84	%(8)

(1)	For the period from the start of business, November 30, 2007, to October 31, 2008.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	Annualized.
(8)	For the Portfolio’s fiscal year ended October 31, 2008.

See Notes to Financial Statements.
12

Eaton Vance
Tax-Managed Value Fund

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Tax-Managed Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. The Fund previously offered Class B shares. Such offering was discontinued during the year ended October 31, 2011. At the close of business on June 24, 2011, the Fund’s Class B shares were merged into Class A shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Value Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (92.3% at October 31, 2011). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $237,034,162 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($91,604,347) and October 31, 2017 ($145,429,815). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2011.

During the year ended October 31, 2011, a capital loss carryforward of $81,418,872 was utilized to offset net realized gains by the Fund.

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

13

Eaton Vance
Tax-Managed Value Fund

October 31, 2011

Notes to Financial Statements — continued

2 Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2011 and October 31, 2010 was as follows:

	Year Ended October 31,

	2011	2010

Distributions declared from:
Ordinary income	$15,669,230	$18,499,820

During the year ended October 31, 2011, accumulated net realized loss was decreased by $225,097 and accumulated undistributed net investment income was decreased by $225,097 due to differences between book and tax accounting, primarily for distributions from real estate investment trusts (REITs), foreign currency gain (loss) and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$15,072,888
Capital loss carryforward	$(237,034,162)
Net unrealized appreciation	$388,203,141

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, investments in partnerships and distributions from REITs.

3 Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2011, the administration fee amounted to $2,638,160. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2011, EVM earned $57,157 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $17,788 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2011. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2011 amounted to $1,959,534 for Class A shares.

14

Eaton Vance
Tax-Managed Value Fund

October 31, 2011

Notes to Financial Statements — continued

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by Class C. For the year ended October 31, 2011, the Fund paid or accrued to EVD $1,212,703 for Class C shares, representing 0.75% of the average daily net assets of Class C shares. At October 31, 2011, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $23,521,000.

Prior to the close of business on June 24, 2011, the Fund had in effect a distribution plan for Class B shares (Class B Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B Plan, the Fund paid EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B shares for providing ongoing distribution services and facilities to the Fund. The Fund automatically discontinued payments to EVD during any period in which there were no outstanding Uncovered Distribution Charges, which were equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for Class B shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD for Class B, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by Class B. Such payments were discontinued during portions of the year ended October 31, 2011 with respect to Class B and ceased as of June 24, 2011. For the year ended October 31, 2011, the Fund paid or accrued to EVD $17,687 for Class B shares, representing 0.10% (annualized) of the average daily net assets of Class B shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2011 amounted to $404,235 for Class C shares.

Prior to the close of business on June 24, 2011 and pursuant to the Class B Plan, the Fund also made payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class B. Service fees paid or accrued for the year ended October 31, 2011 amounted to $43,187 for Class B shares.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class C Plan. CDSCs received on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. Prior to the close of business on June 24, 2011, Class B shares were subject to a CDSC that was imposed at declining rates that began at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. For the year ended October 31, 2011, the Fund was informed that EVD received approximately $6,000, $700 and $5,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively. In addition, $20,482 of CDSCs were paid by Class B shareholders directly to the Fund for days when no Uncovered Distribution Charges existed.

6 Investment Transactions

For the year ended October 31, 2011, increases and decreases in the Fund’s investment in the Portfolio aggregated $74,971,783 and $628,908,594, respectively.

15

Eaton Vance
Tax-Managed Value Fund

October 31, 2011

Notes to Financial Statements — continued

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,

Class A	2011	2010

Sales	12,838,222	21,338,492
Issued to shareholders electing to receive payments of distributions in Fund shares	266,074	459,806
Redemptions	(20,933,144)	(24,580,261)
Exchange from Class B shares	468,212	1,575,660
Merger from Class B shares	1,203,161	—

Net decrease	(6,157,475)	(1,206,303)

	Year Ended October 31,

Class B	2011(1)	2010

Sales	23,398	68,573
Issued to shareholders electing to receive payments of distributions in Fund shares	8,088	27,680
Redemptions	(249,386)	(607,516)
Exchange to Class A shares	(491,800)	(1,658,155)
Merger to Class A shares	(1,263,212)	—

Net decrease	(1,972,912)	(2,169,418)

	Year Ended October 31,

Class C	2011	2010

Sales	249,167	508,724
Issued to shareholders electing to receive payments of distributions in Fund shares	385	42,866
Redemptions	(2,537,836)	(2,472,046)

Net decrease	(2,288,284)	(1,920,456)

	Year Ended October 31,

Class I	2011	2010

Sales	16,185,560	32,302,902
Issued to shareholders electing to receive payments of distributions in Fund shares	444,709	336,718
Redemptions	(39,327,405)	(16,269,666)

Net increase (decrease)	(22,697,136)	16,369,954

(1)	At the close of business on June 24, 2011, Class B shares of the Fund merged into Class A shares.

16

Eaton Vance
Tax-Managed Value Fund

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Value Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 20, 2011

17

Eaton Vance
Tax-Managed Value Fund

October 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $38,568,980, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2011 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

18

Tax-Managed Value Portfolio

October 31, 2011

Portfolio of Investments

Common Stocks — 99.2%

Security	Shares	Value

Aerospace & Defense — 4.0%

Boeing Co. (The)	150,000	$9,868,500
General Dynamics Corp.	150,900	9,686,271
Honeywell International, Inc.	200,000	10,480,000
United Technologies Corp.	359,500	28,033,810

		$58,068,581

Beverages — 1.0%

PepsiCo, Inc.	225,000	$14,163,750

		$14,163,750

Biotechnology — 1.2%

Amgen, Inc.	300,000	$17,181,000

		$17,181,000

Capital Markets — 2.7%

Ameriprise Financial, Inc.	200,000	$9,336,000
Goldman Sachs Group, Inc. (The)	125,000	13,693,750
State Street Corp.	390,000	15,752,100

		$38,781,850

Chemicals — 0.5%

Air Products and Chemicals, Inc.	80,000	$6,891,200

		$6,891,200

Commercial Banks — 7.5%

Fifth Third Bancorp	1,150,000	$13,811,500
PNC Financial Services Group, Inc.	550,000	29,540,500
SunTrust Banks, Inc.	670,000	13,219,100
U.S. Bancorp	450,000	11,515,500
Wells Fargo & Co.	1,575,000	40,808,250

		$108,894,850

Computers & Peripherals — 2.2%

Apple, Inc.(1)	80,000	$32,382,400

		$32,382,400

Consumer Finance — 1.7%

American Express Co.	500,000	$25,310,000

		$25,310,000

Diversified Financial Services — 3.8%

Citigroup, Inc.	525,000	$16,584,750
JPMorgan Chase & Co.	1,100,000	38,236,000

		$54,820,750

Diversified Telecommunication Services — 3.0%

AT&T, Inc.	830,400	$24,339,024
Verizon Communications, Inc.	500,000	18,490,000

		$42,829,024

Electric Utilities — 2.8%

American Electric Power Co., Inc.	225,000	$8,838,000
Exelon Corp.(2)	250,000	11,097,500
NextEra Energy, Inc.(2)	200,000	11,280,000
PPL Corp.(2)	300,000	8,811,000

		$40,026,500

Energy Equipment & Services — 0.6%

Schlumberger, Ltd.	110,000	$8,081,700

		$8,081,700

Food & Staples Retailing — 2.3%

CVS Caremark Corp.	500,000	$18,150,000
Wal-Mart Stores, Inc.	270,000	15,314,400

		$33,464,400

Food Products — 3.2%

Kraft Foods, Inc., Class A	425,000	$14,951,500
Nestle SA	275,000	15,905,357
Unilever NV – NY Shares	450,000	15,538,500

		$46,395,357

Health Care Equipment & Supplies — 1.1%

Covidien PLC	350,000	$16,464,000

		$16,464,000

Health Care Providers & Services — 3.2%

Humana, Inc.	150,000	$12,733,500
UnitedHealth Group, Inc.	700,000	33,593,000

		$46,326,500

See Notes to Financial Statements.
19

Tax-Managed Value Portfolio

October 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Hotels, Restaurants & Leisure — 2.1%

Carnival Corp.	365,000	$12,851,650
McDonald’s Corp.	190,000	17,641,500

		$30,493,150

Industrial Conglomerates — 2.7%

General Electric Co.	1,840,000	$30,746,400
Tyco International, Ltd.	190,000	8,654,500

		$39,400,900

Insurance — 5.6%

ACE, Ltd.	142,000	$10,245,300
AON Corp.	160,000	7,459,200
MetLife, Inc.	500,000	17,580,000
Prudential Financial, Inc.	460,000	24,932,000
Travelers Companies, Inc. (The)(2)	150,000	8,752,500
XL Group PLC	583,500	12,685,290

		$81,654,290

IT Services — 3.4%

Accenture PLC, Class A	400,000	$24,104,000
International Business Machines Corp.(2)	140,000	25,848,200

		$49,952,200

Life Sciences Tools & Services — 0.7%

Thermo Fisher Scientific, Inc.(1)	200,000	$10,054,000

		$10,054,000

Machinery — 0.6%

Illinois Tool Works, Inc.(2)	175,000	$8,510,250

		$8,510,250

Media — 2.7%

Time Warner Cable, Inc.	250,000	$15,922,500
Time Warner, Inc.(2)	275,000	9,622,250
Walt Disney Co. (The)	398,000	13,882,240

		$39,426,990

Metals & Mining — 2.9%

BHP Billiton, Ltd. ADR(2)	275,000	$21,472,000
Freeport-McMoRan Copper & Gold, Inc.	500,000	20,130,000

		$41,602,000

Multi-Utilities — 3.0%

Dominion Resources, Inc.	175,000	$9,028,250
PG&E Corp.	175,000	7,507,500
Public Service Enterprise Group, Inc.(2)	397,500	13,395,750
Sempra Energy	240,000	12,895,200

		$42,826,700

Multiline Retail — 1.9%

Macy’s, Inc.	400,000	$12,212,000
Target Corp.	275,000	15,056,250

		$27,268,250

Oil, Gas & Consumable Fuels — 12.4%

Anadarko Petroleum Corp.	100,000	$7,850,000
Apache Corp.	175,000	17,435,250
Chevron Corp.	200,000	21,010,000
ConocoPhillips	400,000	27,860,000
Exxon Mobil Corp.	400,000	31,236,000
Hess Corp.	325,000	20,332,000
Occidental Petroleum Corp.	410,000	38,105,400
Peabody Energy Corp.	350,000	15,179,500

		$179,008,150

Pharmaceuticals — 7.2%

Johnson & Johnson	625,000	$40,243,750
Merck & Co., Inc.	675,000	23,287,500
Pfizer, Inc.	2,150,000	41,409,000

		$104,940,250

Real Estate Investment Trusts (REITs) — 3.3%

AvalonBay Communities, Inc.	105,000	$14,037,450
Boston Properties, Inc.	170,000	16,828,300
Simon Property Group, Inc.	130,000	16,697,200

		$47,562,950

Road & Rail — 1.9%

Union Pacific Corp.	275,000	$27,381,750

		$27,381,750

Software — 3.9%

Microsoft Corp.	1,000,000	$26,630,000
Oracle Corp.	900,000	29,493,000

		$56,123,000

See Notes to Financial Statements.
20

Tax-Managed Value Portfolio

October 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Specialty Retail — 1.8%

TJX Companies, Inc. (The)(2)	450,000	$26,518,500

		$26,518,500

Tobacco — 1.2%

Philip Morris International, Inc.	240,000	$16,768,800

		$16,768,800

Wireless Telecommunication Services — 1.1%

Vodafone Group PLC ADR	600,000	$16,704,000

		$16,704,000

Total Common Stocks
(identified cost $1,013,272,918)		$1,436,277,992

Short-Term Investments — 2.8%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Collateral Fund, LLC, 0.06%(3)(4)	$33,120	$33,119,669
Eaton Vance Cash Reserves Fund, LLC, 0.12%(4)	7,047	7,046,865

Total Short-Term Investments
(identified cost $40,166,534)		$40,166,534

Total Investments — 102.0%
(identified cost $1,053,439,452)		$1,476,444,526

Other Assets, Less Liabilities — (2.0)%		$(28,599,990)

Net Assets — 100.0%		$1,447,844,536

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	- American Depositary Receipt

(1)	Non-income producing security.

(2)	All or a portion of this security was on loan at October 31, 2011.

(3)	The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at October 31, 2011. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

(4)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2011.

See Notes to Financial Statements.
21

Tax-Managed Value Portfolio

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Unaffiliated investments, at value including $31,714,236 of securities on loan (identified cost, $1,013,272,918)	$1,436,277,992
Affiliated investments, at value (identified cost, $40,166,534)	40,166,534
Dividends receivable	1,907,848
Interest receivable from affiliated investment	861
Receivable for investments sold	2,044,920
Securities lending income receivable	4,585
Tax reclaims receivable	1,450,797

Total assets	$1,481,853,537

Liabilities

Collateral for securities loaned	$33,119,669
Payable to affiliates:
Investment adviser fee	743,610
Trustees’ fees	4,208
Accrued expenses	141,514

Total liabilities	$34,009,001

Net Assets applicable to investors’ interest in Portfolio	$1,447,844,536

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$1,024,564,160
Net unrealized appreciation	423,280,376

Total	$1,447,844,536

See Notes to Financial Statements.
22

Tax-Managed Value Portfolio

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Dividends (net of foreign taxes, $393,544)	$43,377,258
Securities lending income, net	205,448
Interest allocated from affiliated investment	53,056
Expenses allocated from affiliated investment	(5,410)

Total investment income	$43,630,352

Expenses

Investment adviser fee	$11,676,423
Trustees’ fees and expenses	50,500
Custodian fee	374,753
Legal and accounting services	89,017
Miscellaneous	36,578

Total expenses	$12,227,271

Deduct —
Reduction of custodian fee	$26

Total expense reductions	$26

Net expenses	$12,227,245

Net investment income	$31,403,107

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$88,999,123
Investment transactions allocated from affiliated investments	10,876
Foreign currency transactions	(66,065)

Net realized gain	$88,943,934

Change in unrealized appreciation (depreciation) —
Investments	$(53,334,053)
Foreign currency	131,355

Net change in unrealized appreciation (depreciation)	$(53,202,698)

Net realized and unrealized gain	$35,741,236

Net increase in net assets from operations	$67,144,343

See Notes to Financial Statements.
23

Tax-Managed Value Portfolio

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$31,403,107	$25,644,880
Net realized gain from investment and foreign currency transactions	88,943,934	68,709,350
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(53,202,698)	72,147,422

Net increase in net assets from operations	$67,144,343	$166,501,652

Capital transactions —
Contributions	$87,467,984	$339,288,586
Withdrawals	(652,726,995)	(209,156,623)

Net increase (decrease) in net assets from capital transactions	$(565,259,011)	$130,131,963

Net increase (decrease) in net assets	$(498,114,668)	$296,633,615

Net Assets

At beginning of year	$1,945,959,204	$1,649,325,589

At end of year	$1,447,844,536	$1,945,959,204

See Notes to Financial Statements.
24

Tax-Managed Value Portfolio

October 31, 2011

Supplementary Data

	Year Ended October 31,

	2011	2010	2009	2008	2007

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.65%	0.65%	0.67%	0.66%	0.66%
Net investment income	1.67%	1.38%	1.96%	1.71%	1.56%
Portfolio Turnover	40%	35%	82%	84%	14%

Total Return	3.64%	9.55%	4.55%	(32.85)%	17.51%

Net assets, end of year (000’s omitted)	$1,447,845	$1,945,959	$1,649,326	$1,357,280	$1,521,164

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.
25

Tax-Managed Value Portfolio

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Tax-Managed Value Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of value stocks. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2011, Eaton Vance Tax-Managed Value Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 92.3% and 7.7%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Eaton Vance Management (EVM). Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

26

Tax-Managed Value Portfolio

October 31, 2011

Notes to Financial Statements — continued

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, 0.625% on net assets of $500 million but less than $1 billion, 0.60% on net assets of $1 billion but less than $2 billion, 0.575% on net assets of $2 billion but less than $5 billion and 0.555% on net assets of $5 billion and over, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2011, the Portfolio’s investment adviser fee amounted to $11,676,423 or 0.62% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $729,480,946 and $1,253,299,257, respectively, for the year ended October 31, 2011.

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,058,021,630

Gross unrealized appreciation	$418,447,798
Gross unrealized depreciation	(24,902)

Net unrealized appreciation	$418,422,896

The net unrealized appreciation on foreign currency transactions at October 31, 2011 on a federal income tax basis was $275,302.

27

Tax-Managed Value Portfolio

October 31, 2011

Notes to Financial Statements — continued

5 Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million ($450 million prior to September 12, 2011) unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% (0.10% prior to September 12, 2011) on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2011.

6 Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. Income earned by the Portfolio from its investment in Cash Collateral Fund, prior to rebates and fees, amounted to $91,396 for the year ended October 31, 2011. At October 31, 2011, the value of the securities loaned and the value of the collateral received amounted to $31,714,236 and $33,119,669, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet its obligations due on loans.

7 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2011, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$123,706,890	$—		$—	$123,706,890
Consumer Staples	94,886,950	15,905,357		—	110,792,307
Energy	187,089,850	—		—	187,089,850
Financials	357,024,690	—		—	357,024,690
Health Care	194,965,750	—		—	194,965,750
Industrials	133,361,481	—		—	133,361,481
Information Technology	138,457,600	—		—	138,457,600
Materials	48,493,200	—		—	48,493,200
Telecommunication Services	59,533,024	—		—	59,533,024
Utilities	82,853,200	—		—	82,853,200

Total Common Stocks	$1,420,372,635	$15,905,357	*	$—	$1,436,277,992

Short-Term Investments	$—	$40,166,534		$—	$40,166,534

Total Investments	$1,420,372,635	$56,071,891		$—	$1,476,444,526

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of October 31, 2010 whose fair value was determined using Level 3 inputs. At October 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

28

Tax-Managed Value Portfolio

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Value Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Value Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Value Portfolio as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 20, 2011

29

Eaton Vance
Tax-Managed Value Fund

October 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
with the
	Trust and	Length of	Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

30

Eaton Vance
Tax-Managed Value Fund

October 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and	Length of	Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2001	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust and Vice President of the Portfolio	Since 2011(2)	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Michael R. Mach 1947	President of the Portfolio	Since 2011(3)	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President of the Trust	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

31

Eaton Vance
Tax-Managed Value Fund

October 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	Prior to 2011, Mr. Richardson was Vice President of the Trust since 2001 and President of the Portfolio since 2002.
(3)	Prior to 2011, Mr. Mach was Vice President of the Portfolio since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Eaton Vance
Tax-Managed Value Fund

October 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

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Investment Adviser of Tax-Managed Value Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Value Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

501-12/11	TVSRC

Eaton Vance Floating-Rate Advantage Fund Annual Report October 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2011
Eaton Vance
Floating-Rate Advantage Fund

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	19 and 48
Federal Tax Information	20
Management and Organization	49
Important Notices	52

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
The S&P/LSTA Leveraged Loan Index,2 the broad barometer for the floating-rate loan market, posted a total return of 3.16% for the 12 months ending October 31, 2011, reflecting the widespread uncertainty and volatility that affected virtually all global investment markets.
The period began on an upbeat note, with the floating-rate loan market generating strong gains and driven by favorable technical conditions and improving issuer fundamentals. Heavy inflows into prime rate mutual funds, increased refinancing activity and a general improvement in the overall tone of the market bolstered demand and, in turn, lifted prices. Issuer fundamentals also improved as various measures of earnings growth rose. Furthermore, default rates remained low.
The loan market’s strong performance continued in April, although it began to falter in May and June. That’s when the new issue supply of floating-rate loans increased and demand dwindled in response to growing uncertainty about the prospects for both the U.S. and global economies. In late summer, the floating-rate loan market performed poorly, coming under significant pressure amid a darkening of macroeconomic headlines. In particular, the downgrade of the U.S. credit rating by Standard & Poor’s, renewed stress in the European sovereign debt saga and several disappointing global economic numbers provided a gloomy economic backdrop. Loans were also challenged by the Federal Reserve’s pledge to keep rates low until at least mid-2013, which tempered individual investors’ demand for the asset class. In October of 2011, the floating-rate loan market rebounded somewhat as worries about higher interest rates resurfaced and investors’ appetite for riskier asset classes improved.
Even though the prospects for the global economy dimmed during the period, issuer fundamentals remained solid. As one measure of that, the trailing 12-month default rates by principal amount stood at 0.32% as of October 31, 2011, a low rate when viewed historically.
Fund Performance
For the fiscal year ending October 31, 2011, Eaton Vance Floating-Rate Advantage Fund’s Class A shares at net asset value (NAV) had a total return of 5.07%. By comparison, the Fund’s benchmark, the S&P/LSTA Leveraged Loan Index (the Index), gained 3.16% during the period.
Relative to the Index, the Fund benefited from its general bias toward the higher-quality end of the floating-rate loan market because lower-quality B-rated8 loans, and more notably, CCC-rated securities, underperformed for the 12-month period overall. Although the Fund’s higher-quality positioning acted as a headwind early in the year when investors favored riskier segments of the floating-rate loan market, the emphasis on higher-quality securities bolstered performance during most of the second half when investors’ appetite for risk waned.
The Fund was helped by its underweighted positions in publishing and utilities, sectors that lagged the Index during the 12-month period. The benefits of underweighting these sectors more than offset what was lost by underweighting financial intermediaries, telecommunications, and lodging and casinos, all of which outpaced the Index for the year.
Management’s use of leverage5 benefited the Fund’s relative performance, as floating-rate loans acquired with borrowings were bolstered by favorable conditions in the credit markets during the first half of the period.
The Fund’s comparatively broad diversification9 also aided relative performance. The Index’s larger-cap, higher-volume names, which experienced the greatest selling pressure in the second half of the period, underperformed the floating-rate loan market as a whole for the 12-month period. Against that backdrop, the Fund’s diversification beyond the larger-cap, higher-volume issues was a plus.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2011
Performance2,3

Portfolio Managers Scott H. Page, CFA; Craig P. Russ

					Since
% Average Annual Total Returns	Inception Date	1 Year	5 Years	10 Years	Inception

Advisers Class at NAV	3/15/2008	5.07%	—	—	7.47%
Class A at NAV	3/17/2008	5.07	—	—	7.47
Class A at 2.25% Maximum Sales Charge	—	2.67	—	—	6.80
Class B at NAV	8/4/1989	4.70	4.13	4.38	—
Class B at 3% Maximum Sales Charge	—	1.71	4.13	4.38	—
Class C at NAV	3/15/2008	4.50	—	—	6.95
Class C at 1% Maximum Sales Charge	—	3.51	—	—	6.95
Class I at NAV	3/15/2008	5.33	—	—	7.73
S&P/LSTA Leveraged Loan Index	—	3.16%	4.42%	5.16%	—

Total Annual Operating Expense Ratios[4]	Advisers Class	Class A	Class B	Class C	Class I

	1.74%	1.74%	2.09%	2.24%	1.49%

% Total Leverage[5]

Borrowings					22.9%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class B of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
	Period Beginning	At NAV	Sales Charge

Advisers Class	3/15/08	$12,986	N.A.

Class A	3/17/08	$12,986	$12,694

Class C	3/15/08	$12,758	N.A.

Class I	3/15/08	$13,100	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2011
Fund Profile6

Top 10 Holdings (% of total investments)7

Intelsat Jackson Holdings SA	1.2%
Community Health Systems, Inc.	1.2
SunGard Data Systems, Inc.	1.1
HCA, Inc.	1.1
Nielsen Finance, LLC	1.1
Rite Aid Corp.	1.1
Caesars Entertainment Operating Co.	1.0
Del Monte Foods Co.	0.9
Reynolds Group Holdings, Inc.	0.9
OSI Restaurant Partners, LLC	0.9

Total	10.5%

Top 10 Sectors (% of total investments)7

Health Care	11.0%
Business Equipment and Services	8.4
Electronics/Electrical	6.1
Automotive	5.0
Leisure Goods/Activities/Movies	4.6
Financial Intermediaries	4.3
Food Service	4.2
Chemicals and Plastics	4.0
Cable and Satellite Television	3.9
Food Products	3.8

Total	55.3%

Credit Quality (% of loan holdings)8

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance for periods prior to 3/15/08 reflects performance of Eaton Vance Prime Rate Reserves, the Fund’s predecessor.

[4]	Source: Fund prospectus. Includes interest expense of 0.56%.

[5]	Total leverage is shown as a percentage of the Portfolio’s aggregate net assets plus borrowings outstanding. The Portfolio employs leverage through borrowings. Use of leverage creates an opportunity for income, but creates risk including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Portfolio is required to maintain prescribed asset coverage for its borrowings, which could be reduced if Portfolio asset values decline.

[6]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[7]	Excludes cash and cash equivalents.

[8]	Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

[9]	Diversification cannot guarantee a profit or eliminate the risk of a loss.

Fund profile subject to change due to active management.

5

Eaton Vance
Floating-Rate Advantage Fund

October 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 – October 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During Period*	Expense
	(5/1/11)	(10/31/11)	(5/1/11 – 10/31/11)	Ratio

Actual
Advisers Class	$1,000.00	$990.40	$7.58	1.51%
Class A	$1,000.00	$990.40	$7.58	1.51%
Class B	$1,000.00	$987.80	$9.32	1.86%
Class C	$1,000.00	$987.30	$10.07	2.01%
Class I	$1,000.00	$991.60	$6.27	1.25%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,017.60	$7.68	1.51%
Class A	$1,000.00	$1,017.60	$7.68	1.51%
Class B	$1,000.00	$1,015.83	$9.45	1.86%
Class C	$1,000.00	$1,015.07	$10.21	2.01%
Class I	$1,000.00	$1,018.90	$6.36	1.25%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2011. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance
Floating-Rate Advantage Fund

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Investment in Senior Debt Portfolio, at value (identified cost, $1,685,680,746)	$1,645,879,744
Receivable for Fund shares sold	6,520,858

Total assets	$1,652,400,602

Liabilities

Payable for Fund shares redeemed	$5,379,585
Distributions payable	1,925,692
Payable to affiliates:
Distribution and service fees	590,816
Administration fee	136,372
Trustees’ fees	42
Accrued expenses	307,093

Total liabilities	$8,339,600

Net Assets	$1,644,061,002

Sources of Net Assets

Paid-in capital	$1,903,008,418
Accumulated net realized loss from Portfolio	(217,123,151)
Accumulated distributions in excess of net investment income	(2,023,263)
Net unrealized depreciation from Portfolio	(39,801,002)

Total	$1,644,061,002

Advisers Class Shares

Net Assets	$53,729,327
Shares Outstanding	5,041,202
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.66

Class A Shares

Net Assets	$702,126,905
Shares Outstanding	65,857,335
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.66
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$10.91

Class B Shares

Net Assets	$84,483,292
Shares Outstanding	7,907,165
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.68

Class C Shares

Net Assets	$629,929,341
Shares Outstanding	59,186,368
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.64

Class I Shares

Net Assets	$173,792,137
Shares Outstanding	16,300,003
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.66

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.
7

Eaton Vance
Floating-Rate Advantage Fund

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Interest allocated from Portfolio	$105,214,365
Expenses allocated from Portfolio	(17,194,077)

Total investment income from Portfolio	$88,020,288

Expenses

Administration fee	$1,653,458
Distribution and service fees
Advisers Class	144,325
Class A	1,728,567
Class B	578,517
Class C	4,734,147
Trustees’ fees and expenses	500
Custodian fee	37,342
Transfer and dividend disbursing agent fees	1,185,294
Legal and accounting services	45,061
Printing and postage	178,792
Registration fees	134,138
Miscellaneous	22,271

Total expenses	$10,442,412

Net investment income	$77,577,876

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(3,015,874)
Swap contracts	19,231
Foreign currency and forward foreign currency exchange contract transactions	(6,341,080)

Net realized loss	$(9,337,723)

Change in unrealized appreciation (depreciation) —
Investments	$(10,158,186)
Swap contracts	(699,074)
Foreign currency and forward foreign currency exchange contracts	3,768,624

Net change in unrealized appreciation (depreciation)	$(7,088,636)

Net realized and unrealized loss	$(16,426,359)

Net increase in net assets from operations	$61,151,517

See Notes to Financial Statements.
8

Eaton Vance
Floating-Rate Advantage Fund

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$77,577,876	$58,118,032
Net realized loss from investment transactions, swap contracts and foreign currency and forward foreign currency exchange contract transactions	(9,337,723)	(32,724,301)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	(7,088,636)	137,008,765

Net increase in net assets from operations	$61,151,517	$162,402,496

Distributions to shareholders —
From net investment income
Advisers Class	$(2,813,521)	$(1,962,379)
Class A	(33,936,089)	(28,360,368)
Class B	(4,463,234)	(5,479,138)
Class C	(28,501,210)	(27,102,863)
Class I	(8,898,812)	(2,329,653)
Tax return of capital
Advisers Class	(156,008)	—
Class A	(1,881,735)	—
Class B	(247,484)	—
Class C	(1,580,374)	—
Class I	(493,434)	—

Total distributions to shareholders	$(82,971,901)	$(65,234,401)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Advisers Class	$46,929,101	$14,293,240
Class A	330,547,619	40,242,694
Class B	11,985,939	6,146,819
Class C	135,319,504	57,511,710
Class I	271,293,844	48,639,847
Net asset value of shares issued to shareholders in payment of distributions declared
Advisers Class	2,149,861	1,615,526
Class A	24,932,344	17,754,305
Class B	2,861,184	3,588,530
Class C	22,303,151	19,955,541
Class I	4,659,962	1,061,130
Cost of shares redeemed
Advisers Class	(35,194,696)	(11,955,686)
Class A	(211,406,535)	(83,515,835)
Class B	(20,252,915)	(25,000,461)
Class C	(106,777,255)	(86,692,486)
Class I	(158,777,472)	(14,360,701)
Net asset value of shares exchanged
Class A	11,323,300	13,179,521
Class B	(11,323,300)	(13,179,521)
Redemption fees	2,375	50,370

Net increase (decrease) in net assets from Fund share transactions	$320,576,011	$(10,665,457)

Net increase in net assets	$298,755,627	$86,502,638

Net Assets

At beginning of year	$1,345,305,375	$1,258,802,737

At end of year	$1,644,061,002	$1,345,305,375

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of year	$(2,023,263)	$5,427,149

See Notes to Financial Statements.
9

Eaton Vance
Floating-Rate Advantage Fund

October 31, 2011

Financial Highlights

	Advisers Class

	Year Ended October 31,
				Period Ended
	2011	2010	2009	October 31, 2008(1)

Net asset value — Beginning of period	$10.690	$9.910	$7.620	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.526	$0.487	$0.435	$0.395
Net realized and unrealized gain (loss)	0.010 (3)	0.834	2.289	(2.405)

Total income (loss) from operations	$0.536	$1.321	$2.724	$(2.010)

Less Distributions

From net investment income	$(0.536)	$(0.541)	$(0.434)	$(0.330)
From net realized gain	—	—	—	(0.040)
Tax return of capital	(0.030)	—	—	—

Total distributions	$(0.566)	$(0.541)	$(0.434)	$(0.370)

Redemption fees(2)	$0.000 (4)	$0.000 (4)	$0.000 (4)	$—

Net asset value — End of period	$10.660	$10.690	$9.910	$7.620

Total Return(5)	5.07%	13.65%	37.38%	(20.84	)%(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$53,729	$40,841	$34,173	$27,960
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(7)(8)	1.10%	1.18%	1.29%	1.17	%(9)
Interest and fee expense(7)	0.39%	0.56%	1.32%	0.96	%(9)
Total expenses(7)	1.49%	1.74%	2.61%	2.13	%(9)
Net investment income	4.86%	4.69%	5.36%	6.25	%(9)
Portfolio Turnover of the Portfolio	59%	37%	32%	7	%(10)

(1)	Class commenced operations on March 15, 2008.
(2)	Computed using average shares outstanding.
(3)	The per share amount is not in accord with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(4)	Rounds to less than $0.001.
(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(6)	Not annualized.
(7)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(9)	Annualized.
(10)	For the Portfolio’s year ended October 31, 2008.

See Notes to Financial Statements.
10

Eaton Vance
Floating-Rate Advantage Fund

October 31, 2011

Financial Highlights — continued

	Class A

	Year Ended October 31,
				Period Ended
	2011	2010	2009	October 31, 2008(1)

Net asset value — Beginning of period	$10.690	$9.910	$7.610	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.527	$0.488	$0.439	$0.388
Net realized and unrealized gain (loss)	0.009 (3)	0.833	2.294	(2.408)

Total income (loss) from operations	$0.536	$1.321	$2.733	$(2.020)

Less Distributions

From net investment income	$(0.536)	$(0.541)	$(0.433)	$(0.330)
Tax return of capital	(0.030)	—	—	(0.040)

Total distributions	$(0.566)	$(0.541)	$(0.433)	$(0.370)

Redemption fees(2)	$0.000 (4)	$0.000 (4)	$0.000 (4)	$—

Net asset value — End of period	$10.660	$10.690	$9.910	$7.610

Total Return(5)	5.07%	13.64%	37.56%	(20.94	)%(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$702,127	$556,631	$528,054	$444,144
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(7)(8)	1.10%	1.18%	1.29%	1.16	%(9)
Interest and fee expense(7)	0.39%	0.56%	1.32%	0.97	%(9)
Total expenses(7)	1.49%	1.74%	2.61%	2.13	%(9)
Net investment income	4.88%	4.71%	5.42%	6.23	%(9)
Portfolio Turnover of the Portfolio	59%	37%	32%	7	%(10)

(1)	Class commenced operations on March 17, 2008.
(2)	Computed using average shares outstanding.
(3)	The per share amount is not in accord with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(4)	Rounds to less than $0.001.
(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(6)	Not annualized.
(7)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(9)	Annualized.
(10)	For the Portfolio’s year ended October 31, 2008.

See Notes to Financial Statements.
11

Eaton Vance
Floating-Rate Advantage Fund

October 31, 2011

Financial Highlights — continued

	Class B(1)

	Year Ended October 31,
							Year Ended
	2011	2010	2009	2008	2007(2)		November 30, 2006

Net asset value — Beginning of period	$10.710	$9.930	$7.630	$11.180	$11.500		$11.500

Income (Loss) From Operations

Net investment income(3)	$0.489	$0.452	$0.426	$0.662	$0.670		$0.667
Net realized and unrealized gain (loss)	0.009 (4)	0.834	2.279	(3.601)	(0.307)		0.008

Total income (loss) from operations	$0.498	$1.286	$2.705	$(2.939)	$0.363		$0.675

Less Distributions

From net investment income	$(0.500)	$(0.506)	$(0.405)	$(0.545)	$(0.683)		$(0.675)
Tax return of capital	(0.028)	—	—	(0.066)	—		—

Total distributions	$(0.528)	$(0.506)	$(0.405)	$(0.611)	$(0.683)		$(0.675)

Redemption fees(3)	$0.000 (5)	$0.000 (5)	$0.000 (5)	$—	$—		$—

Net asset value — End of period	$10.680	$10.710	$9.930	$7.630	$11.180		$11.500

Total Return(6)	4.70%	13.23%	36.99%	(27.45)%	3.23	%(7)	6.02%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$84,483	$101,395	$121,236	$151,321	$1,158,834		$1,273,866
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(8)(9)	1.45%	1.53%	1.64%	1.51%	1.40	%(10)	1.32%
Interest and fee expense(8)	0.39%	0.56%	1.32%	1.02%	0.70	%(10)	0.01%
Total expenses(8)	1.84%	2.09%	2.96%	2.53%	2.10	%(10)	1.33%
Net investment income	4.52%	4.36%	5.34%	6.37%	6.39	%(10)	5.79%
Portfolio Turnover of the Portfolio	59%	37%	32%	7%	55	%(7)	51%

(1)	Information prior to the close of business on March 14, 2008 reflects the historical financial results of Eaton Vance Prime Rate Reserves prior to its reorganization.
(2)	For the eleven months ended October 31, 2007.
(3)	Computed using average shares outstanding.
(4)	The per share amount is not in accord with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(5)	Rounds to less than $0.001.
(6)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(7)	Not annualized.
(8)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(9)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(10)	Annualized.

See Notes to Financial Statements.
12

Eaton Vance
Floating-Rate Advantage Fund

October 31, 2011

Financial Highlights — continued

	Class C

	Year Ended October 31,
				Period Ended
	2011	2010	2009	October 31, 2008(1)

Net asset value — Beginning of period	$10.680	$9.900	$7.620	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.472	$0.435	$0.399	$0.362
Net realized and unrealized gain (loss)	0.004 (3)	0.840	2.280	(2.400)

Total income (loss) from operations	$0.476	$1.275	$2.679	$(2.038)

Less Distributions

From net investment income	$(0.489)	$(0.495)	$(0.399)	$(0.305)
Tax return of capital	(0.027)	—	—	(0.037)

Total distributions	$(0.516)	$(0.495)	$(0.399)	$(0.342)

Redemption fees(2)	$0.000 (4)	$0.000 (4)	$0.000 (4)	$—

Net asset value — End of period	$10.640	$10.680	$9.900	$7.620

Total Return(5)	4.50%	13.16%	36.67%	(21.06	)%(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$629,929	$583,683	$550,652	$484,551
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(7)(8)	1.60%	1.68%	1.79%	1.68	%(9)
Interest and fee expense(7)	0.39%	0.56%	1.32%	0.96	%(9)
Total expenses(7)	1.99%	2.24%	3.11%	2.64	%(9)
Net investment income	4.37%	4.21%	4.95%	5.74	%(9)
Portfolio Turnover of the Portfolio	59%	37%	32%	7	%(10)

(1)	Class commenced operations on March 15, 2008.
(2)	Computed using average shares outstanding.
(3)	The per share amount is not in accord with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(4)	Rounds to less than $0.001.
(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(6)	Not annualized.
(7)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(9)	Annualized.
(10)	For the Portfolio’s year ended October 31, 2008.

See Notes to Financial Statements.
13

Eaton Vance
Floating-Rate Advantage Fund

October 31, 2011

Financial Highlights — continued

	Class I

	Year Ended October 31,
				Period Ended
	2011	2010	2009	October 31, 2008(1)

Net asset value — Beginning of period	$10.690	$9.910	$7.620	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.554	$0.513	$0.461	$0.412
Net realized and unrealized gain (loss)	0.008 (3)	0.833	2.282	(2.407)

Total income (loss) from operations	$0.562	$1.346	$2.743	$(1.995)

Less Distributions

From net investment income	$(0.561)	$(0.566)	$(0.453)	$(0.344)
Tax return of capital	(0.031)	—	—	(0.041)

Total distributions	$(0.592)	$(0.566)	$(0.453)	$(0.385)

Redemption fees(2)	$0.000 (4)	$0.000 (4)	$0.000 (4)	$—

Net asset value — End of period	$10.660	$10.690	$9.910	$7.620

Total Return(5)	5.33%	13.91%	37.70%	(20.71	)%(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$173,792	$62,755	$24,688	$13,515
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(7)(8)	0.85%	0.93%	1.04%	0.92	%(9)
Interest and fee expense(7)	0.39%	0.56%	1.32%	0.96	%(9)
Total expenses(7)	1.24%	1.49%	2.36%	1.88	%(9)
Net investment income	5.12%	4.94%	5.65%	6.51	%(9)
Portfolio Turnover of the Portfolio	59%	37%	32%	7	%(10)

(1)	Class commenced operations on March 15, 2008.
(2)	Computed using average shares outstanding.
(3)	The per share amount is not in accord with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(4)	Rounds to less than $0.001.
(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(6)	Not annualized.
(7)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(9)	Annualized.
(10)	For the Portfolio’s year ended October 31, 2008.

See Notes to Financial Statements.
14

Eaton Vance
Floating-Rate Advantage Fund

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Floating-Rate Advantage Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Advisers Class and Class I shares are generally sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning on January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Senior Debt Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at October 31, 2011). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $220,034,786 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2012 ($774,702), October 31, 2013 ($704,819), October 31, 2015 ($14,497,995), October 31, 2016 ($124,652,882), October 31, 2017 ($50,458,629), October 31, 2018 ($28,308,325) and October 31, 2019 ($637,434). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2011.

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s and Predecessor Fund’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

15

Eaton Vance
Floating-Rate Advantage Fund

October 31, 2011

Notes to Financial Statements — continued

H Redemption Fees — Upon the redemption or exchange of shares by Advisers Class, Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. Effective January 1, 2011, Advisers Class, Class A and Class I shares are no longer subject to a redemption fee.

I Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2 Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2011 and October 31, 2010 was as follows:

	Year Ended October 31,

	2011	2010

Distributions declared from:
Ordinary income	$78,612,866	$65,234,401
Tax return of capital	$4,359,035	$—

During the year ended October 31, 2011, accumulated undistributed net investment income was decreased by $6,415,422, accumulated net realized loss was decreased by $94,759,359 and paid-in capital was decreased by $88,343,937 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for mixed straddles, defaulted bond interest, foreign currency gain (loss) and swap contracts. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(220,034,786)
Net unrealized depreciation	$(36,986,938)
Other temporary differences	$(1,925,692)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, defaulted bond interest, partnership allocations and the timing of recognizing distributions to shareholders.

3 Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.10% of the Fund’s average daily net assets. For the year ended October 31, 2011, the administration fee amounted to $1,653,458. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2011, EVM earned $64,768 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $58,749 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2011. EVD also received distribution and service fees from Advisers Class, Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

16

Eaton Vance
Floating-Rate Advantage Fund

October 31, 2011

Notes to Financial Statements — continued

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4 Distribution Plans

The Fund has in effect a distribution plan for Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2011 amounted to $144,325 for Advisers Class shares and $1,728,567 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.40% and 0.60% per annum of its average daily net assets attributable to Class B and Class C shares, respectively, for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2011, the Fund paid or accrued to EVD $385,678 and $3,787,318 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.20% and 0.15% per annum of its average daily net assets attributable to Class B and Class C shares, respectively. Although there is no present intention to do so, Class C shares could pay service fees of up to 0.25% annually upon Trustee approval. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2011 amounted to $192,839 and $946,829 for Class B and Class C shares, respectively.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 3% in the case of redemptions in the first year of purchase, declining to 2.5% in the second year, 2.0% in the third year, 1.0% in the fourth year and 0.0% thereafter. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended October 31, 2011, the Fund was informed that EVD received approximately $9,000, $30,000 and $78,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6 Investment Transactions

For the year ended October 31, 2011, increases and decreases in the Fund’s investment in the Portfolio aggregated $494,343,350 and $267,752,684, respectively.

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,

Advisers Class	2011	2010

Sales	4,295,195	1,365,208
Issued to shareholders electing to receive payments of distributions in Fund shares	198,903	156,185
Redemptions	(3,273,947)	(1,149,338)

Net increase	1,220,151	372,055

17

Eaton Vance
Floating-Rate Advantage Fund

October 31, 2011

Notes to Financial Statements — continued

	Year Ended October 31,

Class A	2011	2010

Sales	30,258,632	3,846,441
Issued to shareholders electing to receive payments of distributions in Fund shares	2,311,019	1,715,247
Redemptions	(19,831,355)	(8,063,481)
Exchange from Class B shares	1,051,208	1,279,858

Net increase (decrease)	13,789,504	(1,221,935)

	Year Ended October 31,

Class B	2011	2010

Sales	1,098,623	589,635
Issued to shareholders electing to receive payments of distributions in Fund shares	264,349	346,647
Redemptions	(1,872,774)	(2,404,614)
Exchange to Class A shares	(1,048,266)	(1,277,877)

Net decrease	(1,558,068)	(2,746,209)

	Year Ended October 31,

Class C	2011	2010

Sales	12,408,772	5,520,744
Issued to shareholders electing to receive payments of distributions in Fund shares	2,069,786	1,930,248
Redemptions	(9,957,741)	(8,387,937)

Net increase (decrease)	4,520,817	(936,945)

	Year Ended October 31,

Class I	2011	2010

Sales	24,833,469	4,661,270
Issued to shareholders electing to receive payments of distributions in Fund shares	431,541	101,769
Redemptions	(14,834,201)	(1,384,046)

Net increase	10,430,809	3,378,993

For the years ended October 31, 2011 and October 31, 2010, the Fund received $2,375 and $50,370, respectively, in redemption fees.

18

Eaton Vance
Floating-Rate Advantage Fund

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Advantage Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Advantage Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2011

19

Eaton Vance
Floating-Rate Advantage Fund

October 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

20

Senior Debt Portfolio

October 31, 2011

Portfolio of Investments

Senior Floating-Rate Interests — 123.4%(1)

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Aerospace and Defense — 2.5%

Booz Allen Hamilton, Inc.
Term Loan, 4.00%, Maturing August 3, 2017		4,103	$4,109,557
DAE Aviation Holdings, Inc.
Term Loan, 5.43%, Maturing July 31, 2014		4,707	4,577,626
Term Loan, 5.43%, Maturing July 31, 2014		6,352	6,177,089
Ducommun, Inc.
Term Loan, 5.50%, Maturing June 28, 2017		1,546	1,538,394
Dundee Holdco 4, Ltd.
Term Loan, 4.25%, Maturing May 15, 2015		1,294	1,069,413
Term Loan, 4.71%, Maturing July 13, 2015	GBP	574	759,560
Term Loan, 5.21%, Maturing July 13, 2015	GBP	574	759,560
Term Loan, 4.75%, Maturing May 13, 2016		1,294	1,069,413
IAP Worldwide Services, Inc.
Term Loan, 9.25%, Maturing December 28, 2012		5,388	5,280,375
Spirit AeroSystems, Inc.
Term Loan, 3.49%, Maturing September 30, 2016		1,286	1,284,053
TASC, Inc.
Term Loan, 4.50%, Maturing December 18, 2015		4,182	4,171,624
TransDigm, Inc.
Term Loan, 4.00%, Maturing February 14, 2017		4,781	4,772,366
Wesco Aircraft Hardware Corp.
Term Loan, 3.25%, Maturing April 7, 2016		2,639	2,632,427
Term Loan, 4.25%, Maturing April 7, 2017		1,034	1,036,848
Wyle Services Corp.
Term Loan, 5.75%, Maturing March 27, 2017		1,876	1,837,096

			$41,075,401

Air Transport — 0.4%

Evergreen International Aviation, Inc.
Term Loan, 11.50%, Maturing July 5, 2015		2,575	$2,472,000
Orbitz Worldwide, Inc.
Term Loan, 3.31%, Maturing July 25, 2014		4,495	3,913,707

			$6,385,707

Automotive — 6.3%

Allison Transmission, Inc.
Term Loan, 2.75%, Maturing August 7, 2014		15,434	$14,977,562
Autoparts Holdings, Ltd.
Term Loan, 6.50%, Maturing July 28, 2017		1,225	1,226,531
Chrysler Group, LLC
Term Loan, 6.00%, Maturing May 24, 2017		13,373	12,673,462
Delphi Corp.
Term Loan, 3.50%, Maturing March 31, 2017		1,581	1,580,573
Federal-Mogul Corp.
Term Loan, 2.18%, Maturing December 29, 2014		9,645	9,144,296
Term Loan, 2.18%, Maturing December 28, 2015		5,836	5,533,264
Financiere Truck (Investissement)
Term Loan, 1.70%, Maturing February 15, 2013(2)(3)	GBP	964	1,444,725
Term Loan, 3.74%, Maturing February 15, 2013	EUR	605	779,958
Goodyear Tire & Rubber Co.
Term Loan - Second Lien, 1.93%, Maturing April 30, 2014		18,799	18,399,808
HHI Holdings, LLC
Term Loan, 7.00%, Maturing March 21, 2017		1,343	1,326,459
Metaldyne, LLC
Term Loan, 5.25%, Maturing May 18, 2017		6,323	6,267,922
Remy International, Inc.
Term Loan, 6.25%, Maturing December 16, 2016		2,481	2,447,133
SRAM, LLC
Term Loan, 4.76%, Maturing June 7, 2018		3,761	3,742,105
Term Loan - Second Lien, 8.50%, Maturing December 7, 2018		2,000	2,010,000
Tenneco, Inc.
Term Loan, 5.24%, Maturing March 17, 2014		3,125	3,031,250
TI Automotive, Ltd.
Term Loan, 9.50%, Maturing July 29, 2016		990	992,475
Tomkins, LLC
Term Loan, 4.25%, Maturing September 21, 2016		7,910	7,908,546
TriMas Corp.
Term Loan, 4.25%, Maturing June 21, 2017		3,042	2,985,330
UCI International, Inc.
Term Loan, 5.50%, Maturing July 26, 2017		965	970,020
Veyance Technologies, Inc.
Term Loan, 2.75%, Maturing July 31, 2014		816	740,580
Term Loan, 2.75%, Maturing July 31, 2014		5,698	5,170,594
Term Loan - Second Lien, 6.00%, Maturing July 31, 2015		1,000	845,000

			$104,197,593

Beverage and Tobacco — 0.1%

Culligan International Co.
Term Loan - Second Lien, 6.11%, Maturing April 1, 2013	EUR	1,400	$484,295

See Notes to Financial Statements.
21

Senior Debt Portfolio

October 31, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Beverage and Tobacco (continued)

Maine Beverage Co., LLC
Term Loan, 2.12%, Maturing March 31, 2013		509	$488,571

			$972,866

Building and Development — 2.5%

401 North Wabash Venture, LLC
Term Loan, 6.80%, Maturing July 27, 2012(3)		4,444	$3,733,107
Armstrong World Industries, Inc.
Term Loan, 4.00%, Maturing March 9, 2018		3,433	3,404,859
Beacon Sales Acquisition, Inc.
Term Loan, 2.33%, Maturing September 30, 2013		1,675	1,615,380
Forestar Real Estate Group, Inc.
Revolving Loan, 0.49%, Maturing August 6, 2013(2)		666	626,180
Term Loan, 6.50%, Maturing August 6, 2015		6,106	5,861,886
Goodman Global Holdings, Inc.
Term Loan, 5.75%, Maturing October 28, 2016		3,677	3,682,700
Materis SAS
Term Loan, 3.74%, Maturing April 27, 2014	EUR	799	977,292
Term Loan, 4.12%, Maturing April 27, 2015	EUR	869	1,062,087
Monier Group GmbH
Term Loan, 3.25%, Maturing March 16, 2015(3)		6	4,871
Term Loan, 5.00%, Maturing April 16, 2015(3)	EUR	5	6,821
NCI Building Systems, Inc.
Term Loan, 8.00%, Maturing April 18, 2014		973	947,650
Panolam Industries International, Inc.
Term Loan, 8.25%, Maturing December 31, 2013		3,015	2,750,212
RE/MAX International, Inc.
Term Loan, 5.50%, Maturing April 15, 2016		4,087	4,066,147
Realogy Corp.
Term Loan, 3.19%, Maturing October 10, 2013		179	168,058
Term Loan, 3.27%, Maturing October 10, 2013		2,517	2,358,662
South Edge, LLC
Term Loan, 0.00%, Maturing October 31, 2009(4)		4,475	4,240,063
WCI Communities, Inc.
Term Loan, 10.01%, Maturing September 2, 2016(3)		1,275	1,245,521
Woodlands Land Development Co. LP (The)
Term Loan, 5.00%, Maturing March 7, 2014		5,000	4,900,000

			$41,651,496

Business Equipment and Services — 11.0%

Acosta, Inc.
Term Loan, 4.75%, Maturing March 1, 2018		7,662	$7,584,885
Advantage Sales & Marketing, Inc.
Term Loan, 5.25%, Maturing December 18, 2017		8,581	8,452,673
Affinion Group, Inc.
Term Loan, 5.00%, Maturing October 10, 2016		11,944	11,032,889
Allied Security Holdings, LLC
Term Loan, 5.00%, Maturing February 3, 2017		1,393	1,386,035
Altegrity, Inc.
Term Loan, 7.75%, Maturing February 20, 2015		1,673	1,652,195
Term Loan, 2.99%, Maturing February 21, 2015		1,540	1,424,236
Audatex North America, Inc.
Term Loan, 2.13%, Maturing May 16, 2014		2,529	2,525,545
BAR/BRI Review Courses, Inc.
Term Loan, 6.00%, Maturing June 16, 2017		2,125	2,082,500
Brand Energy and Infrastructure Services, Inc.
Term Loan, 2.63%, Maturing February 7, 2014		992	803,774
Term Loan, 3.63%, Maturing February 7, 2014		1,075	891,904
Brickman Group Holdings, Inc.
Term Loan, 7.25%, Maturing October 14, 2016		2,581	2,580,500
Brock Holdings III, Inc.
Term Loan, 6.00%, Maturing March 16, 2017		2,985	2,850,675
ClientLogic Corp.
Term Loan, 7.14%, Maturing January 30, 2017		3,293	3,000,604
DynCorp International, LLC
Term Loan, 6.25%, Maturing July 5, 2016		2,523	2,496,059
Endurance International Group, Inc. (The)
Term Loan, 8.00%, Maturing October 3, 2016		2,275	2,240,875
Go Daddy Group, Inc. (The)
Term Loan, Maturing September 29, 2017(5)		4,000	4,002,500
IMS Health, Inc.
Term Loan, 4.50%, Maturing August 25, 2017		4,074	4,073,856
KAR Auction Services, Inc.
Term Loan, 5.00%, Maturing May 19, 2017		6,758	6,758,063
Kronos, Inc.
Term Loan, 2.12%, Maturing June 11, 2014		2,434	2,329,918
Term Loan, 6.12%, Maturing June 11, 2015		2,500	2,343,750
Language Line, LLC
Term Loan, 6.25%, Maturing June 20, 2016		4,795	4,758,724
Meritas, LLC
Term Loan, 7.50%, Maturing July 28, 2017		2,340	2,304,900
Mitchell International, Inc.
Term Loan - Second Lien, 5.63%, Maturing March 30, 2015		1,000	940,000
MSCI, Inc.
Term Loan, 3.75%, Maturing March 14, 2017		6,777	6,852,910
N.E.W. Holdings I, LLC
Term Loan, 6.00%, Maturing March 23, 2016		3,712	3,632,061

See Notes to Financial Statements.
22

Senior Debt Portfolio

October 31, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Business Equipment and Services (continued)

National CineMedia, LLC
Term Loan, 1.84%, Maturing February 13, 2015		1,048	$1,018,575
Protection One Alarm Monitoring, Inc.
Term Loan, 6.00%, Maturing June 4, 2016		3,533	3,506,216
Quantum Corp.
Term Loan, 3.83%, Maturing July 14, 2014		245	239,019
Quintiles Transnational Corp.
Term Loan, 5.00%, Maturing June 8, 2018		12,419	12,310,210
Res-Care, Inc.
Term Loan, 7.25%, Maturing December 22, 2016		3,846	3,730,499
Sabre, Inc.
Term Loan, 2.30%, Maturing September 30, 2014		12,628	11,110,612
Sensus USA, Inc.
Term Loan, 4.75%, Maturing May 9, 2017		1,940	1,911,146
Term Loan - Second Lien, 8.50%, Maturing May 9, 2018		2,000	1,940,000
Softlayer Technologies, Inc.
Term Loan, 7.25%, Maturing November 5, 2016		1,414	1,364,812
SunGard Data Systems, Inc.
Term Loan, 1.99%, Maturing February 28, 2014		1,594	1,574,693
Term Loan, 3.74%, Maturing February 28, 2014		2,698	2,675,070
Term Loan, 3.90%, Maturing February 26, 2016		19,718	19,545,335
SymphonyIRI Group, Inc.
Term Loan, 5.00%, Maturing December 1, 2017		923	912,307
Total Safety U.S., Inc.
Term Loan, 7.50%, Maturing October 31, 2017		550	528,000
Transaction Network Service, Inc.
Term Loan, 6.00%, Maturing November 18, 2015		898	891,738
TransUnion, LLC
Term Loan, 4.75%, Maturing February 12, 2018		8,408	8,355,202
Travelport, LLC
Term Loan, 4.87%, Maturing August 21, 2015		2,922	2,551,970
Term Loan, 4.87%, Maturing August 21, 2015		5,549	4,845,246
Term Loan, 4.87%, Maturing August 21, 2015		4,111	3,590,052
Term Loan, 6.05%, Maturing August 21, 2015	EUR	740	878,347
U.S. Security Holdings, Inc.
Term Loan, 1.50%, Maturing July 28, 2017(2)		350	345,193
Term Loan, 6.00%, Maturing July 28, 2017		1,800	1,772,557
West Corp.
Term Loan, 4.61%, Maturing July 15, 2016		5,174	5,139,090
Term Loan, 4.63%, Maturing July 15, 2016		1,818	1,807,104

			$181,545,024

Cable and Satellite Television — 5.1%

Atlantic Broadband Finance, LLC
Term Loan, 4.00%, Maturing March 8, 2016		2,879	$2,835,662
BBHI Acquisition, LLC
Term Loan, 4.50%, Maturing December 14, 2017		2,754	2,740,417
Cequel Communications, LLC
Term Loan, 2.24%, Maturing November 5, 2013		12,780	12,620,723
Charter Communications Operating, LLC
Term Loan, 3.62%, Maturing September 6, 2016		3,467	3,449,899
Crown Media Holdings, Inc.
Term Loan, 5.75%, Maturing July 14, 2018		1,521	1,505,976
CSC Holdings, Inc.
Term Loan, 3.24%, Maturing March 29, 2016		7,097	7,044,106
Insight Midwest Holdings, LLC
Term Loan, 1.99%, Maturing April 7, 2014		6,883	6,830,012
Lavena Holdings 4 GmbH
Term Loan, 4.20%, Maturing March 6, 2015	EUR	967	1,139,260
Term Loan, 4.45%, Maturing March 4, 2016	EUR	967	1,139,260
MCC Iowa, LLC
Term Loan, 1.95%, Maturing January 30, 2015		1,872	1,778,215
Mediacom Broadband, LLC
Term Loan, 4.50%, Maturing October 23, 2017		3,333	3,278,654
Mediacom Illinois, LLC
Term Loan, 1.95%, Maturing January 30, 2015		5,740	5,431,553
Mediacom, LLC
Term Loan, 4.50%, Maturing October 23, 2017		2,891	2,815,749
NDS Finance, Ltd.
Term Loan, 4.00%, Maturing March 12, 2018		5,995	5,897,458
UPC Broadband Holding B.V.
Term Loan, 5.11%, Maturing December 31, 2016	EUR	9,221	12,276,369
Term Loan, 5.36%, Maturing December 31, 2017	EUR	1,560	2,087,885
UPC Financing Partnership
Term Loan, 3.87%, Maturing December 30, 2016		453	439,650
Term Loan, 3.74%, Maturing December 29, 2017		1,593	1,541,016
Term Loan, Maturing December 31, 2017(5)		1,000	992,500
YPSO Holding SA
Term Loan, 4.87%, Maturing June 6, 2016(3)	EUR	934	1,100,062
Term Loan, 4.87%, Maturing June 6, 2016(3)	EUR	1,523	1,794,838
Term Loan, 4.87%, Maturing June 6, 2016(3)	EUR	3,185	3,752,730
Term Loan, 5.62%, Maturing December 29, 2017(3)	EUR	966	1,138,248

			$83,630,242

Chemicals and Plastics — 5.0%

Arizona Chemical, Inc.
Term Loan, 4.75%, Maturing November 21, 2016		725	$725,933
Ashland, Inc.
Term Loan, 3.75%, Maturing August 23, 2018		2,375	2,388,853

See Notes to Financial Statements.
23

Senior Debt Portfolio

October 31, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Chemicals and Plastics (continued)

Chemtura Corp.
Term Loan, 5.50%, Maturing August 27, 2016		2,600	$2,611,375
General Chemical Corp.
Term Loan, 5.00%, Maturing October 6, 2015		1,225	1,217,190
Houghton International, Inc.
Term Loan, 6.75%, Maturing January 29, 2016		1,981	1,986,378
Huntsman International, LLC
Term Loan, 1.83%, Maturing April 21, 2014		504	495,262
Term Loan, 2.80%, Maturing April 19, 2017		3,538	3,427,395
Ineos US Finance, LLC
Term Loan, 7.50%, Maturing December 16, 2013		4,117	4,235,308
Term Loan, 8.00%, Maturing December 16, 2014		4,235	4,356,623
Momentive Performance Materials, Inc. (Nautilus)
Term Loan, 3.75%, Maturing May 5, 2015		8,094	7,662,225
Term Loan, 4.87%, Maturing May 5, 2015	EUR	2,828	3,614,390
Momentive Specialty Chemicals, Inc.
Term Loan, Maturing May 6, 2013(5)		163	157,852
Term Loan, Maturing May 6, 2013(5)		399	383,139
Term Loan, Maturing May 6, 2013(5)		938	899,801
Term Loan, 4.00%, Maturing May 5, 2015		2,990	2,860,568
Term Loan, 4.13%, Maturing May 5, 2015		1,344	1,286,158
Term Loan, 4.13%, Maturing May 5, 2015		3,830	3,619,350
Term Loan, 5.29%, Maturing May 5, 2015	EUR	722	933,586
Nalco Co.
Term Loan, 4.50%, Maturing October 5, 2017		3,044	3,047,580
Norit NV
Term Loan, 6.75%, Maturing July 7, 2017		3,650	3,558,750
OM Group, Inc.
Term Loan, 5.75%, Maturing August 2, 2017		1,525	1,528,813
Omnova Solutions, Inc.
Term Loan, 5.75%, Maturing May 31, 2017		2,159	2,139,799
Schoeller Arca Systems Holding
Term Loan, 6.04%, Maturing November 16, 2015	EUR	289	291,965
Term Loan, 6.04%, Maturing November 16, 2015	EUR	824	832,445
Term Loan, 6.04%, Maturing November 16, 2015	EUR	887	895,792
Solutia, Inc.
Revolving Loan, 0.93%, Maturing March 17, 2015(2)		1,750	1,666,875
Term Loan, 3.50%, Maturing August 1, 2017		3,879	3,891,424
Styron S.A.R.L.
Term Loan, 6.00%, Maturing August 2, 2017		7,047	6,478,606
Univar, Inc.
Term Loan, 5.00%, Maturing June 30, 2017		15,411	15,102,914

			$82,296,349

Clothing / Textiles — 0.2%

Phillips-Van Heusen Corp.
Term Loan, 4.33%, Maturing February 26, 2016	EUR	1,035	$1,425,239
Warnaco, Inc.
Term Loan, 3.75%, Maturing June 15, 2018		1,446	1,439,143

			$2,864,382

Conglomerates — 2.0%

Education Management, LLC
Term Loan, 2.13%, Maturing June 3, 2013		5,516	$5,246,869
Financiere SPIE S.A.S.
Term Loan, 6.12%, Maturing June 29, 2018	EUR	3,000	3,922,790
Jason, Inc.
Term Loan, 8.25%, Maturing September 21, 2014		577	575,850
Term Loan, 8.25%, Maturing September 22, 2014		230	229,239
Term Loan, 8.50%, Maturing September 22, 2014		575	572,125
Rexnord Corp.
Term Loan, 2.50%, Maturing July 19, 2013		1,046	1,026,257
Term Loan, 2.87%, Maturing July 19, 2013		4,878	4,835,187
RGIS Holdings, LLC
Term Loan, 2.87%, Maturing April 30, 2014		242	229,000
Term Loan, 2.87%, Maturing April 30, 2014		4,834	4,579,992
Spectrum Brands, Inc.
Term Loan, 5.00%, Maturing June 17, 2016		5,175	5,168,656
Walter Energy, Inc.
Term Loan, 4.00%, Maturing April 2, 2018		5,842	5,839,342

			$32,225,307

Containers and Glass Products — 2.7%

Berry Plastics Corp.
Term Loan, 2.24%, Maturing April 3, 2015		7,964	$7,599,493
BWAY Corp.
Term Loan, 4.50%, Maturing February 23, 2018		487	483,144
Term Loan, 4.50%, Maturing February 23, 2018		5,483	5,441,847
Consolidated Container Co.
Term Loan, 2.50%, Maturing March 28, 2014		814	762,076
Term Loan - Second Lien, 5.75%, Maturing September 28, 2014		1,500	1,271,250
Graphic Packaging International, Inc.
Term Loan, 2.39%, Maturing May 16, 2014		4,726	4,691,948
Term Loan, 3.14%, Maturing May 16, 2014		1,515	1,517,910
Hilex Poly Co.
Term Loan, 11.25%, Maturing November 16, 2015		1,388	1,359,750
Pelican Products, Inc.
Term Loan, 5.00%, Maturing March 7, 2017		1,712	1,694,942

See Notes to Financial Statements.
24

Senior Debt Portfolio

October 31, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Containers and Glass Products (continued)

Reynolds Group Holdings, Inc.
Term Loan, 6.50%, Maturing February 9, 2018		11,184	$11,176,810
Term Loan, 6.50%, Maturing August 9, 2018		8,350	8,329,993
Sealed Air Corp.
Term Loan, 4.75%, Maturing October 3, 2018		748	756,697

			$45,085,860

Cosmetics / Toiletries — 0.5%

Bausch & Lomb, Inc.
Term Loan, 3.50%, Maturing April 24, 2015		796	$791,460
Term Loan, 3.59%, Maturing April 24, 2015		3,265	3,247,379
Huish Detergents, Inc.
Term Loan, 2.25%, Maturing April 25, 2014		1,871	1,734,067
Prestige Brands, Inc.
Term Loan, 4.77%, Maturing March 24, 2016		2,977	2,988,158

			$8,761,064

Drugs — 1.0%

Aptalis Pharma, Inc.
Term Loan, 5.50%, Maturing February 10, 2017		4,938	$4,780,299
Capsugel Healthcare, Ltd.
Term Loan, 5.25%, Maturing August 1, 2018		2,300	2,308,625
Endo Pharmaceuticals Holdings, Inc.
Term Loan, 4.00%, Maturing June 18, 2018		2,132	2,139,918
Graceway Pharmaceuticals, LLC
Term Loan, 0.00%, Maturing May 3, 2012(6)		1,958	1,157,871
Term Loan - Second Lien, 0.00%, Maturing May 3, 2013(6)		1,000	20,625
Warner Chilcott Corp.
Term Loan, 4.25%, Maturing March 15, 2018		1,402	1,393,573
Term Loan, 4.25%, Maturing March 15, 2018		2,803	2,787,146
WC Luxco S.A.R.L.
Term Loan, 4.25%, Maturing March 15, 2018		1,927	1,916,163

			$16,504,220

Ecological Services and Equipment — 0.0%(7)

Environmental Systems Products Holdings, Inc.
Term Loan - Second Lien, 13.50%, Maturing September 12, 2014(8)		124	$110,488

			$110,488

Electronics / Electrical — 7.7%

Aeroflex, Inc.
Term Loan, 4.25%, Maturing May 9, 2018		1,970	$1,940,512
Aspect Software, Inc.
Term Loan, 6.25%, Maturing May 6, 2016		5,610	5,637,836
Attachmate Corp.
Term Loan, 6.50%, Maturing April 27, 2017		6,450	6,312,938
Bentley Systems, Inc.
Term Loan, 5.75%, Maturing February 10, 2017		1,489	1,477,584
Cinedigm Digital Funding I, LLC
Term Loan, 5.25%, Maturing April 29, 2016		1,353	1,299,352
CommScope, Inc.
Term Loan, 5.00%, Maturing January 14, 2018		3,682	3,667,694
Dealer Computer Services, Inc.
Term Loan, 2.74%, Maturing April 21, 2016		2,135	2,082,031
Term Loan, 3.75%, Maturing April 20, 2018		5,187	5,179,220
DG FastChannel, Inc.
Term Loan, 5.75%, Maturing July 26, 2018		4,763	4,715,432
Eagle Parent, Inc.
Term Loan, 5.00%, Maturing May 16, 2018		7,506	7,360,755
Edwards (Cayman Island II), Ltd.
Term Loan, 5.50%, Maturing May 31, 2016		2,481	2,330,308
Term Loan, 5.50%, Maturing May 31, 2016		3,077	2,889,582
FCI International S.A.S.
Term Loan, 3.62%, Maturing November 1, 2013		391	383,744
Term Loan, 3.62%, Maturing November 1, 2013		391	383,745
Term Loan, 3.62%, Maturing November 1, 2013		406	398,603
Term Loan, 3.62%, Maturing November 1, 2013		406	398,603
Term Loan, 3.62%, Maturing November 1, 2013		1,573	1,545,608
Freescale Semiconductor, Inc.
Term Loan, 4.49%, Maturing December 1, 2016		10,834	10,454,513
Infogroup, Inc.
Term Loan, 5.75%, Maturing May 22, 2018		2,652	2,526,280
Infor Enterprise Solutions Holdings
Term Loan, 5.75%, Maturing March 3, 2014		500	400,000
Term Loan, 6.00%, Maturing July 28, 2015		4,697	4,447,298
Term Loan, 6.00%, Maturing July 28, 2015		8,979	8,636,691
Term Loan, 6.31%, Maturing July 28, 2015	EUR	1,898	2,442,271
Microsemi Corp.
Term Loan, 5.75%, Maturing February 2, 2018		4,200	4,231,500
NXP B.V.
Term Loan, 4.50%, Maturing March 3, 2017		6,990	6,745,229
Open Solutions, Inc.
Term Loan, 2.55%, Maturing January 23, 2014		5,325	4,595,564
Rovi Solutions Corp.
Term Loan, 4.00%, Maturing February 7, 2018		1,493	1,501,828

See Notes to Financial Statements.
25

Senior Debt Portfolio

October 31, 2011

Portfolio of Investments — continued

	Principal
	Amount*
Borrower/Tranche Description	(000’s omitted)	Value

Electronics / Electrical (continued)

SafeNet, Inc.
Term Loan, 2.75%, Maturing April 12, 2014	2,903	$2,789,665
Sensata Technologies Finance Co., LLC
Term Loan, 4.00%, Maturing May 11, 2018	8,404	8,377,675
Serena Software, Inc.
Term Loan, 4.34%, Maturing March 10, 2016	2,708	2,572,334
Shield Finance Co. S.A.R.L.
Term Loan, 7.75%, Maturing June 15, 2016	1,949	1,924,699
SkillSoft Corp.
Term Loan, 6.50%, Maturing May 26, 2017	700	700,000
Term Loan, 6.50%, Maturing May 26, 2017	2,935	2,935,159
Spansion, LLC
Term Loan, 4.75%, Maturing February 9, 2015	1,162	1,157,729
Sunquest Information Systems, Inc.
Term Loan, 6.25%, Maturing December 16, 2016	2,668	2,641,629
Vertafore, Inc.
Term Loan, 5.25%, Maturing July 29, 2016	4,096	4,029,877
Web.com Group, Inc.
Term Loan, Maturing October 27, 2017(5)	5,775	5,186,672

		$126,300,160

Equipment Leasing — 0.8%

BakerCorp. International, Inc.
Term Loan, 5.00%, Maturing June 1, 2018	3,416	$3,371,597
Delos Aircraft, Inc.
Term Loan, 7.00%, Maturing March 17, 2016	3,950	3,982,915
International Lease Finance Corp.
Term Loan, 6.75%, Maturing March 17, 2015	5,000	5,048,440

		$12,402,952

Farming / Agriculture — 0.2%

Earthbound Farm Holdings III, LLC
Term Loan, 5.50%, Maturing December 21, 2016	1,613	$1,592,652
WM. Bolthouse Farms, Inc.
Term Loan, 5.50%, Maturing February 11, 2016	1,546	1,533,909

		$3,126,561

Financial Intermediaries — 5.5%

AmWINS Group, Inc.
Term Loan, 4.62%, Maturing June 8, 2013	1,930	$1,882,016
Asset Acceptance Capital Corp.
Term Loan, 4.12%, Maturing June 5, 2013	882	872,751
CB Richard Ellis Services, Inc.
Term Loan, 3.50%, Maturing March 5, 2018	1,770	1,730,028
Term Loan, 3.74%, Maturing September 4, 2019	2,669	2,608,972
Citco III, Ltd.
Term Loan, 6.25%, Maturing June 29, 2018	4,788	4,656,330
Fifth Third Processing Solutions, LLC
Term Loan, 4.50%, Maturing November 3, 2016	2,881	2,871,709
First Data Corp.
Term Loan, 2.99%, Maturing September 24, 2014	4,274	3,961,450
Term Loan, 2.99%, Maturing September 24, 2014	4,489	4,159,180
Term Loan, 2.99%, Maturing September 24, 2014	7,004	6,491,430
Term Loan, 4.24%, Maturing March 23, 2018	4,755	4,131,827
Grosvenor Capital Management Holdings, LLP
Term Loan, 4.25%, Maturing December 5, 2016	1,352	1,301,148
HarbourVest Partners, LLC
Term Loan, 6.25%, Maturing December 14, 2016	2,514	2,514,177
iPayment, Inc.
Term Loan, 5.75%, Maturing May 8, 2017	4,158	4,199,344
LPL Holdings, Inc.
Term Loan, 2.02%, Maturing June 28, 2013	1,665	1,651,745
Term Loan, 4.25%, Maturing June 25, 2015	8,381	8,332,433
Term Loan, 5.25%, Maturing June 28, 2017	4,854	4,847,509
Mercury Payment Systems Canada, LLC
Term Loan, 6.50%, Maturing July 3, 2017	1,920	1,922,588
Mondrian Investment Partners, Ltd.
Term Loan, 5.50%, Maturing July 12, 2018	3,763	3,763,295
Nuveen Investments, Inc.
Term Loan, 3.39%, Maturing November 13, 2014	6,004	5,816,775
Term Loan, 5.89%, Maturing May 12, 2017	9,258	8,924,542
RJO Holdings Corp.
Term Loan, 6.25%, Maturing December 10, 2015(8)	23	18,533
Term Loan, 6.25%, Maturing December 10, 2015(8)	720	544,200
RPI Finance Trust
Term Loan, 4.00%, Maturing May 9, 2018	7,830	7,793,674
Travelex America Holdings, Inc.
Term Loan, 2.70%, Maturing October 31, 2013	528	526,230
Term Loan, 2.70%, Maturing October 31, 2013	1,972	1,966,270
Term Loan, 3.20%, Maturing October 31, 2014	528	526,230
Term Loan, 3.20%, Maturing October 31, 2014	1,972	1,966,270

		$89,980,656

Food Products — 5.0%

American Seafoods Group, LLC
Term Loan, 4.25%, Maturing March 8, 2018	1,595	$1,566,195
Dean Foods Co.
Term Loan, 1.87%, Maturing April 2, 2014	8,814	8,523,865

See Notes to Financial Statements.
26

Senior Debt Portfolio

October 31, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Food Products (continued)

Del Monte Foods Co.
Term Loan, 4.50%, Maturing March 8, 2018		20,562	$20,098,988
Dole Food Company, Inc.
Term Loan, 5.05%, Maturing July 6, 2018		2,863	2,873,561
Farley’s & Sathers Candy Company, Inc.
Term Loan, 6.50%, Maturing March 30, 2018		2,985	2,973,806
JBS USA Holdings, Inc.
Term Loan, 4.25%, Maturing May 25, 2018		3,890	3,831,896
Michael Foods Group, Inc.
Term Loan, 4.25%, Maturing February 23, 2018		3,125	3,101,308
NBTY, Inc.
Term Loan, 4.25%, Maturing October 2, 2017		16,487	16,472,954
Pierre Foods, Inc.
Term Loan, 7.00%, Maturing September 30, 2016		2,698	2,678,642
Pinnacle Foods Holdings Corp.
Revolving Loan, 0.94%, Maturing April 2, 2013(2)		3,000	2,790,000
Term Loan, 2.77%, Maturing April 2, 2014		10,246	10,135,255
Term Loan, 6.00%, Maturing April 2, 2014		1,873	1,895,263
Solvest, Ltd.
Term Loan, 5.03%, Maturing July 6, 2018		5,317	5,336,613

			$82,278,346

Food Service — 5.6%

Aramark Corp.
Term Loan, 2.11%, Maturing January 27, 2014		441	$436,210
Term Loan, 2.24%, Maturing January 27, 2014		5,581	5,515,677
Term Loan, 3.49%, Maturing July 26, 2016		795	788,762
Term Loan, 3.62%, Maturing July 26, 2016		12,089	11,993,656
Buffets, Inc.
Term Loan, 14.00%, Maturing April 21, 2015(3)		2,916	1,384,863
Term Loan, 9.62%, Maturing April 22, 2015(3)		363	162,290
Burger King Corp.
Term Loan, 4.50%, Maturing October 19, 2016		13,230	13,197,198
Darling International, Inc.
Term Loan, 5.38%, Maturing December 16, 2016		500	501,719
Denny’s, Inc.
Term Loan, 5.25%, Maturing September 30, 2016		4,170	4,185,729
DineEquity, Inc.
Term Loan, 4.32%, Maturing October 19, 2017		5,998	6,005,888
Dunkin’ Brands, Inc.
Term Loan, 4.00%, Maturing November 23, 2017		11,318	11,318,299
JRD Holdings, Inc.
Term Loan, 2.50%, Maturing July 2, 2014		1,868	1,844,465
OSI Restaurant Partners, LLC
Term Loan, 2.80%, Maturing June 14, 2013		1,746	1,672,252
Term Loan, 2.56%, Maturing June 14, 2014		18,456	17,671,615
Sagittarius Restaurants, LLC
Term Loan, 7.51%, Maturing May 18, 2015		1,031	1,026,094
Selecta
Term Loan, 3.49%, Maturing June 28, 2015	GBP	2,500	3,148,804
U.S. Foodservice, Inc.
Term Loan, 2.75%, Maturing July 3, 2014		7,683	7,151,303
Wendy’s/Arby’s Restaurants, LLC
Term Loan, 5.00%, Maturing May 24, 2017		3,393	3,389,692

			$91,394,516

Food / Drug Retailers — 4.0%

Alliance Boots Holdings, Ltd.
Term Loan, 3.63%, Maturing July 9, 2015	GBP	5,000	$7,373,736
Term Loan, 4.15%, Maturing July 9, 2015	EUR	6,750	8,782,911
General Nutrition Centers, Inc.
Term Loan, 4.25%, Maturing March 2, 2018		6,900	6,891,375
Rite Aid Corp.
Term Loan, 2.00%, Maturing June 4, 2014		18,628	17,898,242
Term Loan, 4.50%, Maturing March 2, 2018		5,467	5,193,677
Roundy’s Supermarkets, Inc.
Term Loan, 7.00%, Maturing November 3, 2013		9,047	8,858,727
Supervalu, Inc.
Term Loan, 4.50%, Maturing April 28, 2018		11,893	11,431,906

			$66,430,574

Forest Products — 0.1%

Xerium Technologies, Inc.
Term Loan, 5.50%, Maturing May 22, 2017		1,436	$1,416,398

			$1,416,398

Health Care — 14.5%

Alere, Inc.
Term Loan, 4.50%, Maturing June 30, 2017		6,950	$6,845,750
Alliance Healthcare Services
Term Loan, 7.25%, Maturing June 1, 2016		3,550	3,230,666
Ardent Medical Services, Inc.
Term Loan, 6.50%, Maturing September 15, 2015		2,660	2,607,972
Term Loan, 6.50%, Maturing September 18, 2015		2,000	1,957,500
Aveta Holdings, LLC
Term Loan, 8.50%, Maturing April 14, 2015		2,640	2,620,297
Term Loan, 8.50%, Maturing April 14, 2015		2,640	2,620,297
Biomet, Inc.
Term Loan, 3.32%, Maturing March 25, 2015		13,148	12,987,454

See Notes to Financial Statements.
27

Senior Debt Portfolio

October 31, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Health Care (continued)

Carestream Health, Inc.
Term Loan, 5.00%, Maturing February 25, 2017		5,323	$4,791,799
Carl Zeiss Vision Holding GmbH
Term Loan, 4.00%, Maturing September 30, 2019(3)		385	323,275
Catalent Pharma Solutions
Term Loan, 2.50%, Maturing April 10, 2014		5,817	5,565,962
CDRL MS, Inc.
Term Loan, 6.75%, Maturing September 29, 2016		1,757	1,744,461
Community Health Systems, Inc.
Term Loan, 2.57%, Maturing July 25, 2014		794	772,685
Term Loan, 2.57%, Maturing July 25, 2014		15,544	15,118,627
Term Loan, 3.82%, Maturing January 25, 2017		10,072	9,789,499
ConMed Corp.
Term Loan, 1.75%, Maturing April 12, 2013		967	947,525
ConvaTec, Inc.
Term Loan, 5.75%, Maturing December 22, 2016		1,514	1,479,507
CRC Health Corp.
Term Loan, 4.87%, Maturing November 16, 2015		7,730	7,343,080
Dako EQT Project Delphi
Term Loan, 3.48%, Maturing May 29, 2015	EUR	1,337	1,715,710
DaVita, Inc.
Term Loan, 4.50%, Maturing October 20, 2016		6,593	6,590,587
DJO Finance, LLC
Term Loan, 3.25%, Maturing May 20, 2014		2,159	2,088,001
Drumm Investors, LLC
Term Loan, 5.00%, Maturing May 4, 2018		5,994	5,479,152
Emdeon Business Services, LLC
Term Loan, 4.25%, Maturing November 18, 2013		4,257	4,277,219
Emergency Medical Services Corp.
Term Loan, 5.25%, Maturing May 25, 2018		4,494	4,408,353
Fresenius US Finance I, Inc.
Term Loan, 3.50%, Maturing September 10, 2014		357	356,924
Term Loan, 3.50%, Maturing September 10, 2014		625	624,839
Hanger Orthopedic Group, Inc.
Term Loan, 4.00%, Maturing December 1, 2016		3,441	3,359,740
HCA, Inc.
Term Loan, 3.62%, Maturing March 31, 2017		15,061	14,651,783
Term Loan, 3.62%, Maturing May 1, 2018		9,238	8,934,676
Health Management Associates, Inc.
Term Loan, 2.12%, Maturing February 28, 2014		11,754	11,548,759
Iasis Healthcare, LLC
Term Loan, 5.00%, Maturing May 3, 2018		2,876	2,817,990
Immucor, Inc.
Term Loan, 7.25%, Maturing August 17, 2018		1,975	1,989,813
inVentiv Health, Inc.
Term Loan, 6.50%, Maturing August 4, 2016		5,955	5,820,540
Term Loan, 6.75%, Maturing May 15, 2018		3,566	3,539,317
Kindred Healthcare, Inc.
Term Loan, 5.25%, Maturing June 1, 2018		4,838	4,523,413
Kinetic Concepts, Inc.
Term Loan, Maturing November 2, 2018(5)		12,000	12,047,808
Lifepoint Hospitals, Inc.
Term Loan, 3.08%, Maturing April 15, 2015		742	732,991
MedAssets, Inc.
Term Loan, 5.25%, Maturing November 16, 2016		4,158	4,134,221
Medpace, Inc.
Term Loan, 6.50%, Maturing June 16, 2017		2,544	2,429,162
MultiPlan, Inc.
Term Loan, 4.75%, Maturing August 26, 2017		10,541	10,229,174
Prime Healthcare Services, Inc.
Term Loan, 7.25%, Maturing April 22, 2015		6,906	6,578,122
RadNet Management, Inc.
Term Loan, 5.75%, Maturing April 1, 2016		2,536	2,434,920
Renal Advantage Holdings, Inc.
Term Loan, 5.75%, Maturing December 16, 2016		1,613	1,614,829
Select Medical Corp.
Term Loan, 5.50%, Maturing May 25, 2018		8,678	8,070,773
Sunrise Medical Holdings, Inc.
Term Loan, 7.25%, Maturing May 13, 2014	EUR	946	1,210,891
TriZetto Group, Inc. (The)
Term Loan, 4.75%, Maturing May 2, 2018		4,738	4,670,014
Universal Health Services, Inc.
Term Loan, 4.00%, Maturing November 15, 2016		2,984	2,969,700
Vanguard Health Holding Co., II, LLC
Term Loan, 5.00%, Maturing January 29, 2016		3,743	3,721,520
VWR Funding, Inc.
Term Loan, 3.87%, Maturing June 27, 2014	EUR	2,493	3,302,925
Term Loan, 2.75%, Maturing June 30, 2014		10,662	10,293,250

			$237,913,472

Home Furnishings — 0.5%

Hunter Fan Co.
Term Loan, 2.75%, Maturing April 16, 2014		1,077	$990,521
National Bedding Co., LLC
Term Loan, 3.88%, Maturing November 28, 2013		3,879	3,844,842
Oreck Corp.
Term Loan - Second Lien, 3.85%, Maturing March 19, 2016(8)		237	213,317

See Notes to Financial Statements.
28

Senior Debt Portfolio

October 31, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Home Furnishings (continued)

Sofia III S.A.R.L.
Term Loan, 2.50%, Maturing June 24, 2016	EUR	2,321	$2,540,142
Yankee Candle Company, Inc. (The)
Term Loan, 2.25%, Maturing February 6, 2014		1,373	1,347,644

			$8,936,466

Industrial Equipment — 1.9%

Excelitas Technologies Corp.
Term Loan, 4.75%, Maturing November 23, 2016		1,980	$1,980,000
Term Loan, 1.88%, Maturing February 16, 2017(2)		3,000	2,895,000
Generac CCMP Acquisition Corp.
Term Loan, 2.78%, Maturing November 11, 2013		1,199	1,164,488
Husky Injection Molding Systems, Ltd.
Term Loan, Maturing June 30, 2018(5)		3,000	3,001,251
Kinetek Acquisitions Corp.
Term Loan, 2.87%, Maturing November 11, 2013		79	68,882
Term Loan, 2.87%, Maturing November 11, 2013		781	679,159
KION Group GmbH
Term Loan, 3.75%, Maturing December 23, 2014(3)		1,801	1,499,962
Term Loan, 5.12%, Maturing December 23, 2014(3)	EUR	1,294	1,522,444
Term Loan, 4.00%, Maturing December 23, 2015(3)		1,801	1,499,962
Term Loan, 5.37%, Maturing December 29, 2015(3)	EUR	1,275	1,499,863
Manitowoc Company, Inc. (The)
Term Loan, 4.25%, Maturing November 13, 2017		1,970	1,940,512
Polypore, Inc.
Term Loan, 2.25%, Maturing July 3, 2014		7,951	7,821,852
Term Loan, 3.31%, Maturing July 3, 2014	EUR	711	945,016
Tank Intermediate Holding Corp.
Term Loan, 5.00%, Maturing April 15, 2016		2,753	2,711,909
Terex Corp.
Term Loan, 5.50%, Maturing April 28, 2017		2,075	2,078,243

			$31,308,543

Insurance — 3.1%

Alliant Holdings I, Inc.
Revolving Loan, 0.50%, Maturing August 21, 2013(2)		5,000	$4,500,000
Term Loan, 3.37%, Maturing August 21, 2014		953	948,655
Term Loan, 6.75%, Maturing August 21, 2014		1,949	1,963,238
Applied Systems, Inc.
Term Loan, 5.50%, Maturing December 8, 2016		3,102	3,039,531
Asurion Corp.
Term Loan, 5.50%, Maturing May 24, 2018		15,183	15,031,125
Term Loan - Second Lien, 9.00%, Maturing May 24, 2019		3,175	3,131,344
C.G. JCF Corp.
Term Loan, 3.25%, Maturing August 1, 2014		1,553	1,510,540
CCC Information Services Group, Inc.
Term Loan, 5.50%, Maturing November 11, 2015		3,159	3,163,074
CNO Financial Group, Inc.
Term Loan, 6.25%, Maturing September 30, 2016		3,393	3,418,926
HUB International Holdings, Inc.
Term Loan, 2.87%, Maturing June 13, 2014		846	828,086
Term Loan, 2.87%, Maturing June 13, 2014		3,762	3,683,835
Term Loan, 6.75%, Maturing June 13, 2014		1,323	1,326,307
Sedgwick CMS Holdings, Inc.
Term Loan, 5.00%, Maturing December 30, 2016		995	986,675
Towergate Finance, PLC
Term Loan, 6.50%, Maturing August 4, 2017	GBP	2,000	2,979,977
U.S.I. Holdings Corp.
Term Loan, 2.75%, Maturing May 5, 2014		5,601	5,331,430

			$51,842,743

Leisure Goods / Activities / Movies — 5.7%

Alpha D2, Ltd.
Term Loan, 1.40%, Maturing December 31, 2012		236	$232,079
Term Loan, 2.53%, Maturing December 31, 2013		2,214	2,121,755
Term Loan, 2.53%, Maturing December 31, 2013		2,723	2,609,743
Term Loan - Second Lien, 3.90%, Maturing June 30, 2014		2,400	2,238,857
AMC Entertainment, Inc.
Term Loan, 3.49%, Maturing December 16, 2016		4,896	4,842,675
AMC Networks, Inc.
Term Loan, 4.00%, Maturing December 31, 2018		3,965	3,932,022
Bombardier Recreational Products
Term Loan, 2.90%, Maturing June 28, 2013		7,617	7,407,549
Carmike Cinemas, Inc.
Term Loan, 5.50%, Maturing January 27, 2016		3,395	3,378,181
Cedar Fair, L.P.
Term Loan, 4.00%, Maturing December 15, 2017		6,535	6,551,098
Cinemark USA, Inc.
Term Loan, 3.52%, Maturing April 29, 2016		4,869	4,847,720
Clubcorp Operations, Inc.
Term Loan, 6.00%, Maturing November 9, 2016		2,414	2,408,277
Deluxe Entertainment Services Group, Inc.
Term Loan, 6.25%, Maturing May 11, 2013		284	279,754
Term Loan, 6.25%, Maturing May 11, 2013		4,033	3,972,512
Fender Musical Instruments Corp.
Term Loan, 2.50%, Maturing June 9, 2014		267	249,044
Term Loan, 2.50%, Maturing June 9, 2014		529	492,930
Kasima, LLC
Term Loan, 3.80%, Maturing March 10, 2015(2)		3,820	3,686,517
Term Loan, 5.00%, Maturing March 31, 2017		2,985	2,880,525

See Notes to Financial Statements.
29

Senior Debt Portfolio

October 31, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

Live Nation Entertainment, Inc.
Term Loan, 4.50%, Maturing November 7, 2016		8,270	$8,260,107
Merlin Entertainment Group
Term Loan, 4.50%, Maturing July 21, 2017		1,224	1,154,226
Term Loan, 4.96%, Maturing July 21, 2017	GBP	2,000	3,033,571
Regal Cinemas Corp.
Term Loan, 3.37%, Maturing August 23, 2017		6,225	6,157,742
Revolution Studios Distribution Co., LLC
Term Loan, 4.03%, Maturing December 21, 2014		3,323	2,442,081
Term Loan - Second Lien, 7.25%, Maturing June 21, 2015(8)		2,825	874,055
SeaWorld Parks & Entertainment, Inc.
Term Loan, 4.00%, Maturing August 17, 2017		6,406	6,374,184
Six Flags Theme Parks, Inc.
Term Loan, 5.25%, Maturing June 30, 2016		7,376	7,399,187
Town Sports International, Inc.
Term Loan, 7.00%, Maturing May 4, 2018		2,881	2,859,517
Zuffa, LLC
Term Loan, 2.25%, Maturing June 19, 2015		2,926	2,809,104

			$93,495,012

Lodging and Casinos — 3.1%

Affinity Gaming, LLC
Term Loan, 10.00%, Maturing December 31, 2015		2,921	$2,913,436
Ameristar Casinos, Inc.
Term Loan, 4.00%, Maturing April 13, 2018		3,881	3,882,118
Caesars Entertainment Operating Co.
Term Loan, 3.36%, Maturing January 28, 2015		5,622	4,968,315
Term Loan, 3.42%, Maturing January 28, 2015		7,250	6,422,724
Term Loan, 3.42%, Maturing January 28, 2015		9,421	8,337,642
Term Loan, 9.50%, Maturing October 31, 2016		983	996,624
Gala Group, Ltd.
Term Loan, 5.71%, Maturing May 30, 2018	GBP	4,725	6,454,563
Isle of Capri Casinos, Inc.
Term Loan, 4.75%, Maturing November 1, 2013		2,413	2,421,923
Las Vegas Sands, LLC
Term Loan, 2.84%, Maturing November 23, 2016		1,816	1,757,422
Term Loan, 2.84%, Maturing November 23, 2016		7,192	6,962,450
LodgeNet Entertainment Corp.
Term Loan, 6.50%, Maturing April 4, 2014		1,224	1,070,977
The Mississippi Band of Choctaw Indians
Term Loan, 8.25%, Maturing May 4, 2012		858	733,688
Tropicana Entertainment, Inc.
Term Loan, 15.00%, Maturing March 8, 2013		208	228,318
VML US Finance, LLC
Term Loan, 4.75%, Maturing May 25, 2012		708	706,726
Term Loan, 4.75%, Maturing May 27, 2013		1,226	1,223,528
Term Loan, 4.75%, Maturing May 27, 2013		1,951	1,943,752

			$51,024,206

Nonferrous Metals / Minerals — 1.0%

Fairmount Minerals, Ltd.
Term Loan, 5.25%, Maturing March 15, 2017		9,134	$9,111,414
Novelis, Inc.
Term Loan, 3.75%, Maturing March 10, 2017		3,759	3,745,521
Oxbow Carbon and Mineral Holdings
Term Loan, 3.86%, Maturing May 8, 2016		3,362	3,248,997

			$16,105,932

Oil and Gas — 2.3%

Big West Oil, LLC
Term Loan, 7.00%, Maturing March 31, 2016		1,984	$2,009,013
Buffalo Gulf Coast Terminals, LLC
Term Loan, Maturing October 31, 2017(5)		1,525	1,544,063
CITGO Petroleum Corp.
Term Loan, 8.00%, Maturing June 24, 2015		485	485,651
Term Loan, 9.00%, Maturing June 23, 2017		5,876	5,999,013
Crestwood Holdings, LLC
Term Loan, 10.50%, Maturing September 30, 2016		1,035	1,052,717
Frac Tech International, LLC
Term Loan, 6.25%, Maturing May 6, 2016		6,035	6,012,503
Gibson Energy
Term Loan, 5.75%, Maturing June 14, 2018		6,060	6,074,962
MEG Energy Corp.
Term Loan, 4.00%, Maturing March 16, 2018		3,200	3,199,667
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing November 2, 2015		7,441	7,478,209
Sheridan Production Partners I, LLC
Term Loan, 6.50%, Maturing April 20, 2017		251	251,172
Term Loan, 6.50%, Maturing April 20, 2017		410	411,214
Term Loan, 6.50%, Maturing April 20, 2017		3,097	3,103,309

			$37,621,493

Publishing — 5.6%

Ascend Learning
Term Loan, 7.01%, Maturing December 6, 2016		5,915	$5,762,544
Aster Zweite Beteiligungs GmbH
Term Loan, 4.80%, Maturing December 31, 2014		3,877	3,454,489

See Notes to Financial Statements.
30

Senior Debt Portfolio

October 31, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Publishing (continued)

Term Loan, 4.80%, Maturing December 30, 2016		2,475	$2,205,225
Term Loan, 4.80%, Maturing December 30, 2016		3,796	3,382,036
Term Loan, 6.00%, Maturing December 30, 2016	EUR	1,226	1,543,885
Term Loan - Second Lien, 6.93%, Maturing June 29, 2018		1,290	1,059,495
Black Press US Partnership
Term Loan, 2.32%, Maturing August 2, 2013		483	460,930
Term Loan, 2.32%, Maturing August 2, 2013		795	759,178
Cengage Learning Acquisitions, Inc.
Term Loan, 2.50%, Maturing July 3, 2014		5,946	5,130,162
GateHouse Media Operating, Inc.
Term Loan, 2.25%, Maturing August 28, 2014		2,038	502,759
Term Loan, 2.25%, Maturing August 28, 2014		4,782	1,179,642
Term Loan, 2.50%, Maturing August 28, 2014		4,176	1,030,166
Getty Images, Inc.
Term Loan, 5.25%, Maturing November 7, 2016		4,903	4,923,878
Instant Web, Inc.
Term Loan, 3.62%, Maturing August 7, 2014		410	389,315
Term Loan, 3.62%, Maturing August 7, 2014		3,931	3,734,724
Interactive Data Corp.
Term Loan, 4.50%, Maturing February 12, 2018		6,674	6,634,834
Laureate Education, Inc.
Term Loan, 5.25%, Maturing August 15, 2018		11,823	11,098,870
MediaNews Group, Inc.
Term Loan, 8.50%, Maturing March 19, 2014		690	666,011
Merrill Communications, LLC
Term Loan, 7.50%, Maturing December 24, 2012		5,366	5,178,222
Nelson Education, Ltd.
Term Loan, 2.87%, Maturing July 3, 2014		1,433	1,153,434
Newspaper Holdings, Inc.
Term Loan, 1.94%, Maturing July 24, 2014		7,446	5,770,890
Nielsen Finance, LLC
Term Loan, 2.24%, Maturing August 9, 2013		7,128	7,101,390
Term Loan, 3.49%, Maturing May 2, 2016		13,112	13,040,700
Term Loan, 3.99%, Maturing May 2, 2016		3,140	3,132,175
Penton Media, Inc.
Term Loan, 5.00%, Maturing August 1, 2014(3)		1,748	1,214,541
Source Interlink Companies, Inc.
Term Loan, 10.75%, Maturing June 18, 2013		895	861,776
Term Loan, 15.00%, Maturing March 18, 2014(3)		644	595,998
Star Tribune Co. (The)
Term Loan, 8.00%, Maturing September 28, 2014		188	173,138
Term Loan, 8.00%, Maturing September 29, 2014		167	166,446

			$92,306,853

Radio and Television — 4.0%

Block Communications, Inc.
Term Loan, 2.25%, Maturing December 21, 2012		1,741	$1,741,259
Clear Channel Communication
Term Loan, 3.90%, Maturing January 28, 2016		3,500	2,774,296
Cumulus Media, Inc.
Term Loan, 5.75%, Maturing September 17, 2018		14,350	14,206,500
Foxco Acquisition Sub, LLC
Term Loan, 4.75%, Maturing July 14, 2015		2,215	2,159,284
Gray Television, Inc.
Term Loan, 3.74%, Maturing December 31, 2014		1,402	1,375,091
Hubbard Radio, LLC
Term Loan, 5.25%, Maturing April 28, 2017		2,494	2,475,047
Local TV Finance, LLC
Term Loan, 2.25%, Maturing May 7, 2013		1,712	1,639,262
Miramax Film NY, LLC
Term Loan, 7.75%, Maturing May 20, 2016		1,887	1,886,539
Mission Broadcasting, Inc.
Term Loan, 5.00%, Maturing September 30, 2016		1,223	1,216,658
New Young Broadcasting Holding Co., Inc.
Term Loan, 8.00%, Maturing June 30, 2015		433	428,734
Nexstar Broadcasting, Inc.
Term Loan, 5.00%, Maturing September 30, 2016		3,405	3,388,017
Radio One, Inc.
Term Loan, 7.50%, Maturing March 23, 2016		3,982	3,743,544
Raycom TV Broadcasting, LLC
Term Loan, 4.50%, Maturing May 31, 2017		2,544	2,416,444
Tyrol Acquisition 2 SAS
Term Loan, 5.37%, Maturing January 29, 2016	EUR	1,000	1,179,604
Term Loan, 5.37%, Maturing January 29, 2016	EUR	1,000	1,179,604
Univision Communications, Inc.
Term Loan, 2.25%, Maturing September 29, 2014		8,933	8,624,705
Term Loan, 4.50%, Maturing March 31, 2017		11,411	10,374,428
Weather Channel
Term Loan, 4.25%, Maturing February 13, 2017		5,134	5,156,662

			$65,965,678

Retailers (Except Food and Drug) — 4.7%

Amscan Holdings, Inc.
Term Loan, 6.75%, Maturing December 4, 2017		4,953	$4,886,713
BJ’s Wholesale Club, Inc.
Term Loan, 7.00%, Maturing September 27, 2018		5,325	5,327,221
FTD, Inc.
Term Loan, 4.75%, Maturing June 6, 2018		4,741	4,651,738
Harbor Freight Tools USA, Inc.
Term Loan, 6.50%, Maturing December 22, 2017		4,087	4,071,378

See Notes to Financial Statements.
31

Senior Debt Portfolio

October 31, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Retailers (Except Food and Drug) (continued)

J. Crew Operating Corp.
Term Loan, 4.75%, Maturing March 7, 2018		9,652	$9,079,649
Jo-Ann Stores, Inc.
Term Loan, 4.75%, Maturing March 16, 2018		4,726	4,560,831
Michaels Stores, Inc.
Term Loan, 2.66%, Maturing October 31, 2013		3,719	3,655,203
Neiman Marcus Group, Inc.
Term Loan, 4.75%, Maturing May 16, 2018		9,775	9,512,297
PETCO Animal Supplies, Inc.
Term Loan, 4.50%, Maturing November 24, 2017		5,975	5,937,408
Pilot Travel Centers, LLC
Term Loan, 4.25%, Maturing March 30, 2018		3,140	3,146,387
Savers, Inc.
Term Loan, 4.25%, Maturing March 3, 2017		3,085	3,071,005
Service Master Co.
Term Loan, 2.75%, Maturing July 24, 2014		584	559,922
Term Loan, 2.76%, Maturing July 24, 2014		8,839	8,477,688
Visant Holding Corp.
Term Loan, 5.25%, Maturing December 22, 2016		3,598	3,422,419
Vivarte
Term Loan, 3.23%, Maturing March 9, 2015	EUR	2,641	3,072,758
Term Loan, 3.85%, Maturing March 8, 2016	EUR	2,641	3,072,758
Term Loan - Second Lien, 4.85%, Maturing September 8, 2016	EUR	22	21,306
Term Loan - Second Lien, 4.85%, Maturing September 8, 2016	EUR	154	149,141
Term Loan - Second Lien, 4.85%, Maturing September 8, 2016	EUR	1,582	1,534,020

			$78,209,842

Steel — 0.3%

JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 3, 2017		1,791	$1,782,045
Niagara Corp.
Term Loan, 10.50%, Maturing June 29, 2014(3)(8)		1,511	1,480,804
SunCoke Energy, Inc.
Term Loan, 4.01%, Maturing July 26, 2018		1,471	1,471,313

			$4,734,162

Surface Transport — 1.3%

Hertz Corp.
Term Loan, 3.75%, Maturing March 9, 2018		5,850	$5,455,125
Term Loan, 3.75%, Maturing March 9, 2018		9,079	9,024,254
Swift Transportation Co., Inc.
Term Loan, 6.00%, Maturing December 21, 2016		7,314	7,338,701

			$21,818,080

Telecommunications — 4.7%

Alaska Communications Systems Holdings, Inc.
Term Loan, 5.50%, Maturing October 21, 2016		3,995	$3,929,897
Cellular South, Inc.
Term Loan, 4.50%, Maturing July 27, 2017		2,494	2,487,516
Intelsat Jackson Holdings SA
Term Loan, 5.25%, Maturing April 2, 2018		26,713	26,638,139
IPC Systems, Inc.
Term Loan, 2.62%, Maturing May 31, 2014		1,260	1,149,502
Term Loan, 3.21%, Maturing May 31, 2014	GBP	206	313,830
Macquarie UK Broadcast, Ltd.
Term Loan, 2.96%, Maturing December 1, 2014	GBP	2,508	3,430,870
MetroPCS Wireless
Term Loan, 4.00%, Maturing March 16, 2018		16,703	16,480,171
Midcontinent Communications
Term Loan, 4.00%, Maturing December 30, 2016		1,985	1,948,584
Mobilitie Investments II, LLC
Term Loan, 5.50%, Maturing June 15, 2017		1,995	1,945,125
NTelos, Inc.
Term Loan, 4.00%, Maturing August 7, 2015		1,216	1,206,084
SBA Finance
Term Loan, 3.75%, Maturing June 29, 2018		2,743	2,727,695
Syniverse Technologies, Inc.
Term Loan, 5.25%, Maturing December 21, 2017		5,289	5,305,315
Telesat Canada, Inc.
Term Loan, 3.25%, Maturing October 31, 2014		596	588,079
Term Loan, 3.25%, Maturing October 31, 2014		6,942	6,846,153
TowerCo Finance, LLC
Term Loan, 5.25%, Maturing February 2, 2017		3,109	3,109,375

			$78,106,335

Utilities — 2.5%

AES Corp.
Term Loan, 4.25%, Maturing June 1, 2018		6,440	$6,440,936
BRSP, LLC
Term Loan, 7.50%, Maturing June 4, 2014		1,443	1,449,853
Calpine Corp.
Term Loan, 4.50%, Maturing April 2, 2018		2,768	2,747,302
Term Loan, 4.50%, Maturing April 2, 2018		7,214	7,152,888
Covanta Energy Corp.
Term Loan, 1.75%, Maturing February 10, 2014		621	608,852
Term Loan, 1.87%, Maturing February 10, 2014		320	313,866
Dynegy Holdings, Inc.
Term Loan, 9.25%, Maturing August 4, 2016		1,500	1,481,484
Term Loan, 9.25%, Maturing August 4, 2016		2,775	2,781,937

See Notes to Financial Statements.
32

Senior Debt Portfolio

October 31, 2011

Portfolio of Investments — continued

	Principal
	Amount*
Borrower/Tranche Description	(000’s omitted)	Value

Utilities (continued)

EquiPower Resources Holdings, LLC
Term Loan, 5.75%, Maturing January 26, 2018	1,253	$1,252,753
NRG Energy, Inc.
Term Loan, 4.00%, Maturing July 2, 2018	8,554	8,571,379
TXU Texas Competitive Electric Holdings Co., LLC
Term Loan, 4.76%, Maturing October 10, 2017	13,173	9,010,631

		$41,811,881

Total Senior Floating-Rate Interests
(identified cost $2,085,017,800)		$2,031,836,860

Corporate Bonds & Notes — 2.4%

	Principal
	Amount*
Security	(000’s omitted)	Value

Building and Development — 0.3%

AMO Escrow Corp., Sr. Notes
11.50%, 12/15/17(9)	4,005	$3,624,525
Calcipar SA, Sr. Notes
6.875%, 5/1/18(9)	1,000	935,000

		$4,559,525

Chemicals and Plastics — 0.1%

Polymer Group, Inc., Sr. Notes
7.75%, 2/1/19(9)	2,500	$2,606,250

		$2,606,250

Ecological Services and Equipment — 0.0%(7)

Environmental Systems Product Holdings, Inc., Jr. Notes
18.00%, 3/31/15(8)	75	$62,946

		$62,946

Electronics / Electrical — 0.4%

NXP BV/NXP Funding, LLC
3.153%, 10/15/13	6,107	$6,007,761

		$6,007,761

Equipment Leasing — 0.1%

International Lease Finance Corp., Sr. Notes
6.75%, 9/1/16(9)	750	$775,313
7.125%, 9/1/18(9)	750	778,125

		$1,553,438

Financial Intermediaries — 0.1%

First Data Corp., Sr. Notes
7.375%, 6/15/19(9)	2,500	$2,487,500

		$2,487,500

Leisure Goods / Activities / Movies — 0.2%

NAI Entertainment Holdings, LLC, Sr. Notes
8.25%, 12/15/17(9)	2,500	$2,643,750

		$2,643,750

Telecommunications — 0.1%

EH Holding Corp., Sr. Notes
6.50%, 6/15/19(9)	2,000	$2,055,000

		$2,055,000

Utilities — 1.1%

Calpine Corp., Sr. Notes
7.50%, 2/15/21(9)	9,025	$9,521,375
7.875%, 1/15/23(9)	7,875	8,347,500

		$17,868,875

Total Corporate Bonds & Notes
(identified cost $39,065,186)		$39,845,045

Asset-Backed Securities — 0.1%

	Principal
	Amount
Security	(000’s omitted)	Value

Assemblies of God Financial Real Estate, Series 2004-1A, Class A, 2.399%, 6/15/29(9)(10)	$477	$476,008
Carlyle High Yield Partners, Series 2004-6A, Class C, 2.728%, 8/11/16(9)(10)	1,000	835,228

Total Asset-Backed Securities
(identified cost $1,476,867)		$1,311,236

Common Stocks — 1.6%

Security	Shares	Value

Automotive — 0.2%

Dayco Products, LLC(11)(12)	48,926	$1,999,850
Hayes Lemmerz International, Inc.(8)(11)(12)	44,747	2,349,218

		$4,349,068

See Notes to Financial Statements.
33

Senior Debt Portfolio

October 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Building and Development — 0.1%

United Subcontractors, Inc.(8)(11)(12)	1,646	$96,333
WCI Communities, Inc.(8)(11)(12)	7,595	797,500

		$893,833

Chemicals and Plastics — 0.1%

Vita Cayman II, Ltd.(11)(12)	3,877	$1,005,863

		$1,005,863

Ecological Services and Equipment — 0.0%(7)

Environmental Systems Products Holdings, Inc.(8)(12)(13)	1,242	$52,549

		$52,549

Financial Intermediaries — 0.0%(7)

RTS Investor Corp.(8)(11)(12)	250	$65,815

		$65,815

Food Service — 0.0%

Buffets, Inc.(8)(12)	66,567	$0

		$0

Home Furnishings — 0.1%

Oreck Corp.(8)(11)(12)	4,230	$296,988
Sanitec Europe Oy B Units(11)(12)	157,491	572,041
Sanitec Europe Oy E Units(8)(11)(12)	154,721	0

		$869,029

Investment Services — 0.0%

Safelite Realty Corp.(8)(12)(13)	20,048	$0

		$0

Leisure Goods / Activities / Movies — 0.2%

Metro-Goldwyn-Mayer Holdings, Inc.(11)(12)	158,338	$2,859,980

		$2,859,980

Lodging and Casinos — 0.1%

Affinity Gaming, LLC(8)(11)(12)	167,709	$1,024,700
Tropicana Entertainment, Inc.(11)(12)	40,751	560,326

		$1,585,026

Publishing — 0.7%

Ion Media Networks, Inc.(8)(11)(12)	13,247	$10,597,600
MediaNews Group, Inc.(8)(11)(12)	66,239	1,310,868
Source Interlink Companies, Inc.(8)(11)(12)	2,290	14,244
Star Tribune Media Holdings Co.(12)	6,089	192,818
SuperMedia, Inc.(12)	16,600	28,718

		$12,144,248

Radio and Television — 0.1%

Cumulus Media, Inc., Class A(12)	8,562	$25,772
New Young Broadcasting Holding Co., Inc.(11)(12)	714	1,963,500

		$1,989,272

Total Common Stocks
(identified cost $14,555,055)		$25,814,683

Preferred Stocks — 0.0%(7)

Security	Shares	Value

Ecological Services and Equipment — 0.0%(7)

Environmental Systems Products Holdings, Inc., Series A(8)(12)(13)	284	$17,483

Total Preferred Stocks
(identified cost $4,970)		$17,483

Warrants — 0.0%(7)

Security	Shares	Value

Radio and Television — 0.0%(7)

New Young Broadcasting Holding Co., Inc., Expires 12/24/24(11)(12)	7	$19,250

		$19,250

Retailers (Except Food and Drug) — 0.0%

Oriental Trading Co., Inc., Expires 2/11/16(8)(11)(12)	5,982	$0
Oriental Trading Co., Inc., Expires 2/11/16(8)(11)(12)	5,453	$0

		$0

Total Warrants
(identified cost $12,030)		$19,250

See Notes to Financial Statements.
34

Senior Debt Portfolio

October 31, 2011

Portfolio of Investments — continued

Short-Term Investments — 3.7%

	Interest/
	Principal
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(14)	$56,532	$56,531,885
State Street Bank and Trust Euro Time Deposit, 0.01%, 11/1/11	4,239	4,239,110

Total Short-Term Investments
(identified cost $60,770,995)		$60,770,995

Total Investments — 131.2%
(identified cost $2,200,902,903)		$2,159,615,552

Less Unfunded Loan Commitments — (0.9)%		$(15,050,474)

Net Investments — 130.3%
(identified cost $2,185,852,429)		$2,144,565,078

Other Assets, Less Liabilities — (30.3)%		$(498,685,166)

Net Assets — 100.0%		$1,645,879,912

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

EUR	- Euro
GBP	- British Pound Sterling

*	In U.S. dollars unless otherwise indicated.

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(3)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(4)	Defaulted matured security.

(5)	This Senior Loan will settle after October 31, 2011, at which time the interest rate will be determined.

(6)	Currently the issuer is in default with respect to interest payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(7)	Amount is less than 0.05%.

(8)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(9)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2011, the aggregate value of these securities is $35,085,574 or 2.1% of the Portfolio’s net assets.

(10)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2011.

(11)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(12)	Non-income producing security.

(13)	Restricted security (see Note 5).

(14)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2011.

See Notes to Financial Statements.
35

Senior Debt Portfolio

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Unaffiliated investments, at value (identified cost, $2,129,320,544)	$2,088,033,193
Affiliated investment, at value (identified cost, $56,531,885)	56,531,885
Restricted cash*	1,650,000
Foreign currency, at value (identified cost, $4,725,813)	4,703,089
Interest receivable	8,053,987
Interest receivable from affiliated investment	2,387
Receivable for investments sold	27,482,033
Receivable for open forward foreign currency exchange contracts	2,683,029
Prepaid expenses	83,907
Other assets	32,898

Total assets	$2,189,256,408

Liabilities

Notes payable	$490,000,000
Payable for investments purchased	49,886,619
Payable for open forward foreign currency exchange contracts	1,034,571
Payable for open swap contracts	699,074
Payable to affiliates:
Investment adviser fee	844,421
Trustees’ fees	4,208
Accrued expenses	907,603

Total liabilities	$543,376,496

Net Assets applicable to investors’ interest in Portfolio	$1,645,879,912

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$1,685,581,261
Net unrealized depreciation	(39,701,349)

Net Assets	$1,645,879,912

*	Represents restricted cash on deposit at the custodian as collateral for open financial contracts.

See Notes to Financial Statements.
36

Senior Debt Portfolio

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Interest	$105,142,663
Interest allocated from affiliated investment	71,712
Expenses allocated from affiliated investment	(7,660)

Total investment income	$105,206,715

Expenses

Investment adviser fee	$9,812,795
Trustees’ fees and expenses	50,500
Custodian fee	582,636
Legal and accounting services	202,641
Interest expense and fees	6,429,435
Miscellaneous	108,545

Total expenses	$17,186,552

Deduct —
Reduction of custodian fee	$135

Total expense reductions	$135

Net expenses	$17,186,417

Net investment income	$88,020,298

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(3,018,140)
Investment transactions allocated from affiliated investment	2,266
Swap contracts	19,231
Foreign currency and forward foreign currency exchange contract transactions	(6,341,081)

Net realized loss	$(9,337,724)

Change in unrealized appreciation (depreciation) —
Investments	$(10,158,186)
Swap contracts	(699,074)
Foreign currency and forward foreign currency exchange contracts	3,768,624

Net change in unrealized appreciation (depreciation)	$(7,088,636)

Net realized and unrealized loss	$(16,426,360)

Net increase in net assets from operations	$71,593,938

See Notes to Financial Statements.
37

Senior Debt Portfolio

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$88,020,298	$67,160,548
Net realized loss from investment transactions, swap contracts and foreign currency and forward foreign currency exchange contract transactions	(9,337,724)	(32,724,306)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	(7,088,636)	137,008,780

Net increase in net assets from operations	$71,593,938	$171,445,022

Capital transactions —
Contributions	$494,343,350	$31,692,604
Withdrawals	(267,752,684)	(118,970,455)

Net increase (decrease) in net assets from capital transactions	$226,590,666	$(87,277,851)

Net increase in net assets	$298,184,604	$84,167,171

Net Assets

At beginning of year	$1,347,695,308	$1,263,528,137

At end of year	$1,645,879,912	$1,347,695,308

See Notes to Financial Statements.
38

Senior Debt Portfolio

October 31, 2011

Statement of Cash Flows

Year Ended
Cash Flows From Operating Activities	October 31, 2011

Net increase in net assets from operations	$71,593,938
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Investments purchased	(1,615,207,900)
Investments sold and principal repayments	1,211,575,729
Increase in short term investments, net	(27,279,982)
Net amortization/accretion of premium (discount)	(10,345,620)
Amortization of structuring fees on notes payable	200,000
Increase in restricted cash	(1,650,000)
Increase in interest receivable	(893,268)
Decrease in interest receivable from affiliated investment	2,182
Increase in receivable for investments sold	(5,508,125)
Increase in receivable for open forward foreign currency exchange contracts	(2,627,148)
Increase in prepaid expenses	(70,052)
Decrease in other assets	1,336
Increase in payable for investments purchased	12,212,586
Decrease in payable for open forward foreign currency exchange contracts	(925,358)
Increase in payable for open swap contracts	699,074
Increase in payable to affiliate for investment adviser fee	155,988
Decrease in accrued expenses	(76,043)
Increase in unfunded loan commitments	957,324
Net change in unrealized (appreciation) depreciation from investments	10,158,186
Net realized loss from investments	3,018,140

Net cash used in operating activities	$(354,009,013)

Cash Flows From Financing Activities

Proceeds from notes payable	240,000,000
Repayments of notes payable	(110,000,000)
Proceeds from capital contributions	494,343,350
Payments for capital withdrawals	(267,752,684)
Payment of structuring fee on notes payable	(200,000)

Net cash provided by financing activities	$356,390,666

Net increase in cash*	$2,381,653

Cash at beginning of year(1)	$2,321,436

Cash at end of year(1)	$4,703,089

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings	$6,186,425

(1)	Balance includes foreign currency, at value.
*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $ (22,256).

See Notes to Financial Statements.
39

Senior Debt Portfolio

October 31, 2011

Supplementary Data

	Year Ended October 31,
					Period Ended		Year Ended
Ratios/Supplemental Data	2011	2010	2009	2008	October 31, 2007(1)		November 30, 2006

Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction excluding interest and fees(2)	0.65%	0.72%	0.76%	0.66%	0.58	%(3)	0.51%
Interest and fee expense	0.39%	0.56%	1.31%	0.98%	0.70	%(3)	0.01%
Total expenses	1.04%	1.28%	2.07%	1.64%	1.28	%(3)	0.52%
Net investment income	5.31%	5.15%	5.97%	7.01%	7.18	%(3)	6.57%
Portfolio Turnover	59%	37%	32%	7%	55	%(4)	51%

Total Return	5.54%	14.14%	38.19%	(26.81)%	3.89	%(4)	6.88%

Net assets, end of period (000’s omitted)	$1,645,880	$1,347,695	$1,263,528	$1,119,305	$2,334,369		$2,645,798

(1)	For the eleven months ended October 31, 2007.
(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(3)	Annualized.
(4)	Not annualized.

See Notes to Financial Statements.
40

Senior Debt Portfolio

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Senior Debt Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2011, Eaton Vance Floating-Rate Advantage Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

41

Senior Debt Portfolio

October 31, 2011

Notes to Financial Statements — continued

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2011, the Portfolio had sufficient cash and/or securities to cover these commitments.

H Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K Interest Rate Swaps — Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

42

Senior Debt Portfolio

October 31, 2011

Notes to Financial Statements — continued

L Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Portfolio is the amount included in the Portfolio’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.50% of the Portfolio’s average daily gross assets up to and including $1 billion, 0.45% over $1 billion up to and including $2 billion, and at reduced rates on daily gross assets over $2 billion, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2011, the Portfolio’s investment adviser fee amounted to $9,812,795 or 0.59% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $1,615,207,900 and $1,211,575,729, respectively, for the year ended October 31, 2011.

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,186,203,933

Gross unrealized appreciation	$24,831,073
Gross unrealized depreciation	(66,469,928)

Net unrealized depreciation	$(41,638,855)

The net unrealized appreciation on swap contracts and foreign currency transactions at October 31, 2011 on a federal income tax basis was $1,586,002.

5 Restricted Securities

At October 31, 2011, the Portfolio owned the following securities (representing less than 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

	Date of
Description	Acquisition	Shares	Cost		Value

Common Stocks
Environmental Systems Products Holdings, Inc.	10/24/00	1,242	$0	(1)	$52,549
Safelite Realty Corp.	9/29/00 - 11/10/00	20,048	0	(1)	0

Total Common Stocks			$0		$52,549

Preferred Stocks
Environmental Systems Products Holdings, Inc., Series A	10/25/07	284	$4,970		$17,483

Total Restricted Securities			$4,970		$70,032

(1)	Less than $0.50.

43

Senior Debt Portfolio

October 31, 2011

Notes to Financial Statements — continued

6 Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2011 is as follows:

Forward Foreign Currency Exchange Contracts
Sales
				Net Unrealized
				Appreciation
Settlement Date	Deliver	In Exchange For	Counterparty	(Depreciation)

11/30/11	British Pound Sterling 15,156,928	United States Dollar 24,743,306	JPMorgan Chase Bank	$379,263
11/30/11	Euro 27,947,814	United States Dollar 40,430,146	Citibank NA	1,769,711
12/30/11	British Pound Sterling 8,746,218	United States Dollar 13,620,878	Goldman Sachs, Inc.	(433,456)
12/30/11	Euro 21,301,980	United States Dollar 28,861,200	HSBC Bank USA	(601,115)
1/31/12	British Pound Sterling 1,109,298	United States Dollar 1,785,027	JPMorgan Chase Bank	3,101
1/31/12	Euro 13,588,280	United States Dollar 19,294,271	Deutsche Bank	502,775

				$1,620,279

Purchases
				Net
				Unrealized
Settlement Date	In Exchange For	Deliver	Counterparty	Appreciation

11/30/11	British Pound Sterling 806,729	United States Dollar 1,268,600	Deutsche Bank	$28,179

				$28,179

Interest Rate Swaps
	Notional	Portfolio				Net
	Amount	Pays/Receives	Floating	Annual	Termination	Unrealized
Counterparty	(000’s omitted)	Floating Rate	Rate Index	Fixed Rate	Date	Depreciation

Citibank NA	$15,000	Receives	3-month USD-LIBOR-BBA	0.98%	6/24/14	$(177,596)
Citibank NA	15,000	Receives	3-month USD-LIBOR-BBA	1.81	6/24/16	(521,478)

						$(699,074)

At October 31, 2011, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

44

Senior Debt Portfolio

October 31, 2011

Notes to Financial Statements — continued

In the normal course of pursuing its investment objective and its use of derivatives, the Portfolio is subject to the following risks:

Foreign Exchange Risk: Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts. The Portfolio also enters into such contracts to hedge the currency risk of investments it anticipates purchasing.

Interest Rate Risk: Because the Portfolio holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, the Portfolio enters into interest rate swap contracts.

The Portfolio enters into swap contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2011, the fair value of derivatives with credit-related contingent features in a net liability position was $1,733,645. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $1,650,000 at October 31, 2011.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2011, the maximum amount of loss the Portfolio would incur due to counterparty risk was $2,683,029, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $1,769,711. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At October 31, 2011, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $700,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2011 was as follows:

		Fair Value
Risk	Derivative	Asset Derivatives		Liability Derivatives

Foreign Exchange	Forward Foreign Currency Exchange Contracts	$2,683,029	(1)	$(1,034,571	)(2)
Interest Rate	Interest rate swaps	—		(699,074	)(3)

Total		$2,683,029		$(1,733,645)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized depreciation.
(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized depreciation.
(3)	Statement of Assets and Liabilities location: Payable for open swap contracts; Net unrealized depreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2011 was as follows:

		Realized Gain (Loss)		Change in Unrealized
		on Derivatives Recognized		Appreciation (Depreciation) on
Risk	Derivative	in Income		Derivatives Recognized in Income

Foreign Exchange	Forward Foreign Currency Exchange Contracts	$(4,875,373	)(1)	$3,552,506	(3)
Interest Rate	Interest rate swaps	19,231	(2)	(699,074	)(4)

Total		$(4,856,142)		$2,853,432

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.
(2)	Statement of Operations location: Net realized gain (loss) – Swap contracts.
(3)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.
(4)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Swap contracts.

45

Senior Debt Portfolio

October 31, 2011

Notes to Financial Statements — continued

The average notional amounts of forward foreign currency exchange contracts and swap contracts outstanding during the year ended October 31, 2011, which are indicative of the volume of these derivative types, were approximately $217,706,000 and $10,849,000, respectively.

7 Revolving Credit Agreement

The Portfolio has entered into a Revolving Credit Agreement, as amended (the Agreement) with conduit lenders and a bank that allows it to borrow up to $640 million ($540 million prior to July 21, 2011, $440 million prior to May 6, 2011 and $400 million prior to February 18, 2011) and to invest the borrowings in accordance with its investment practices. Borrowings under the Agreement are secured by the assets of the Portfolio. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, the Portfolio also pays a program fee of 0.60% (0.75% prior to February 18, 2011) per annum on its outstanding borrowings to administer the facility and a commitment fee of 0.45% (0.50% prior to February 18, 2011) per annum on the amount of the facility. Program and commitment fees for the year ended October 31, 2011 totaled $5,142,639 and are included in interest expense in the Statement of Operations. In connection with the structuring of the Agreement, the Portfolio is obligated to pay a fee of $1 million in quarterly installments of $50,000 through February 2012, of which $50,000 remains outstanding at October 31, 2011. The entire unpaid balance is payable on termination date if the Agreement is terminated by the Portfolio within the first five years and eliminated if the Agreement is terminated by the lenders at their discretion except for an event of default by the Portfolio. At October 31, 2011, the Portfolio had borrowings outstanding under the Agreement of $490,000,000 at an interest rate of 0.24%. The carrying amount of the borrowings at October 31, 2011 approximated its fair value. For the year ended October 31, 2011, the average borrowings under the Agreement and the average interest rate were $430,054,795 and 0.25%, respectively.

8 Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

9 Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans and floating-rate debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

10 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

46

Senior Debt Portfolio

October 31, 2011

Notes to Financial Statements — continued

At October 31, 2011, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$2,013,544,989	$3,241,397	$2,016,786,386
Corporate Bonds & Notes	—	39,782,099	62,946	39,845,045
Asset-Backed Securities	—	1,311,236	—	1,311,236
Common Stocks	54,490	9,154,378	16,605,815	25,814,683
Preferred Stocks	—	—	17,483	17,483
Warrants	—	19,250	0	19,250
Short-Term Investments	—	60,770,995	—	60,770,995

Total Investments	$54,490	$2,124,582,947	$19,927,641	$2,144,565,078

Forward Foreign Currency Exchange Contracts	$—	$2,683,029	$—	$2,683,029

Total	$54,490	$2,127,265,976	$19,927,641	$2,147,248,107

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(1,034,571)	$—	$(1,034,571)
Interest Rate Swaps	—	(699,074)	—	(699,074)

Total	$—	$(1,733,645)	$—	$(1,733,645)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments	Investments
	in Senior	in Corporate	Investments	Investments
	Floating-Rate	Bonds &	in Common	in Preferred	Investments in
	Interests	Notes	Stocks	Stocks	Warrants	Total

Balance as of October 31, 2010	$1,517,576	$74,220	$1,380,581	$65,759	$—	$3,038,136
Realized gains (losses)	479	431,388	62,548	23,513	—	517,928
Change in net unrealized appreciation (depreciation)*	(455,426)	266,156	7,146,717	(43,289)	—	6,914,158
Cost of purchases**	2,660,357	22,860	1,040,631	—	0	3,723,848
Proceeds from sales**	(678,692)	(750,509)	(676,090)	(28,500)	—	(2,133,791)
Accrued discount (premium)	40,921	18,831	—	—	—	59,752
Transfers to Level 3***	156,182	—	7,651,428	—	—	7,807,610
Transfers from Level 3***	—	—	—	—	—	—

Balance as of October 31, 2011	$3,241,397	$62,946	$16,605,815	$17,483	$0	$19,927,641

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2011*	$(455,426)	$(691)	$6,947,318	$(15,339)	$—	$6,475,862

*	Amount is included in the related amount on investments in the Statement of Operations.
**	Cost of purchases may include securities received in corporate actions; Proceeds from sales may include securities delivered in corporate actions.
***	Transfers are reflected at the value of the securities at the beginning of the period. Transfers from Level 2 to Level 3 were due to a reduction in the availability of significant observable inputs in determining the fair value of these investments.

At October 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the period then ended was not significant.

47

Senior Debt Portfolio

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Senior Debt Portfolio:

We have audited the accompanying statement of assets and liabilities of Senior Debt Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the periods presented. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2011, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Senior Debt Portfolio as of October 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2011

48

Eaton Vance
Floating-Rate Advantage Fund

October 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Senior Debt Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
with the
	Trust and		Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

49

Eaton Vance
Floating-Rate Advantage Fund

October 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and		Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees

Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust	Since 2011(2)	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Scott H. Page 1959	President of the Portfolio	Since 2002	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

50

Eaton Vance
Floating-Rate Advantage Fund

October 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	Prior to 2011, Mr. Richardson was Vice President of the Trust since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

51

Eaton Vance
Floating-Rate Advantage Fund

October 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“ Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

52

Investment Adviser of Senior Debt Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Floating-Rate Advantage Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3232-12/11	FRASRC

Eaton Vance Parametric Structured Emerging Markets Fund Annual Report October 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2011
Eaton Vance
Parametric Structured Emerging Markets Fund

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	40
Federal Tax Information	41
Management and Organization	42
Important Notices	44

Eaton Vance
Parametric Structured Emerging Markets Fund
October 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
In a year characterized by extreme market volatility, a large number of headline events and widespread uncertainty about the worldwide economy, most global equity markets posted losses during the 12 months ending October 31, 2011.
Early in the period, global equity markets generated solid gains amid improved corporate profitability due to improvements in the U.S. economy and the continued expansion of the worldwide economy. However, global equity markets began to falter in late winter, generating flat-to-modest returns. That’s when data suggested that both the U.S. and global economies were beginning to retrench and global growth estimates for 2011 were revised downward.
In the summer and early fall, global equity markets generally suffered broad-based declines as the financial distress in the eurozone deepened and worldwide economic activity decelerated. European equities—led by major declines in bank stock prices—performed particularly poorly while emerging-market equities, which historically are sensitive to global economic growth slowdowns and investors’ aversion to risk, also posted steep losses.
In the final weeks of the period, many global equity markets produced significant gains. Investors were encouraged by Europe’s plan to combat Greece’s debt problems, expand a bailout fund and recapitalize the region’s banks. Additionally, economic data indicated that the U.S. economy wasn’t poised to move back into recession and that global growth could begin to accelerate.
For the 12-month period ending October 31, 2011, the MSCI World Index2 returned 1.76%. Meanwhile, the MSCI Europe, Australasia, Far East (MSCI EAFE) Index declined -4.08% and the MSCI Emerging Markets Index returned -7.72%. By contrast, the S&P 500 Index advanced 8.09%.
Fund Performance
For the fiscal year ending October 31, 2011, Eaton Vance Parametric Structured Emerging Markets Fund’s Class A shares at net asset value (NAV) had a total return of -10.59%. By comparison, the Fund’s benchmark, the MSCI Emerging Markets Index (the Index), returned -7.72% during the period.
Most of the losses suffered by the Fund and the Index occurred during the final months of summer. As July came to a close, emerging market performance had held up fairly well, with only slightly negative returns. During the first week of August, however, and the entire month of September, performance was tumultuous, with the Index dropping nearly 23% during the third quarter. The European debt crisis was the most obvious precipitating event for these results. In times of global economic contraction and pessimism, emerging markets generally become more correlated with the global economy, as investors search for safe investment havens; 2011 proved to be no exception. In addition to global pressures on equity markets, emerging market currencies reversed their year-to-date gains against the U.S. dollar in the last week of September, again as investors fled to the “safer” U.S. dollar.
For the reporting period, the Fund underperformed relative to the Index. Throughout the period, the Fund was underweight to outperforming South Korea, and this detracted most from its relative returns. The Fund’s weighting to Kenya, where the Index has no representation, also detracted from Fund performance, as did security selection in Russia. On a sector basis, the Fund’s underweight to information technology hurt performance. Security selection in the consumer discretionary, consumer staples and energy sectors also detracted from performance.
Performance was aided by the Fund’s underweights to China, Brazil and India, and a weighting to Qatar, where the Index has no representation. Security selection in China and Brazil also helped. Looking at sectors, the Fund’s security selection in the materials sector added the most to performance. An overweight to telecommunication services also helped.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
Parametric Structured Emerging Markets Fund
October 31, 2011
Performance2,3

Portfolio Managers David Stein, Ph.D; Thomas Seto

				Since
% Average Annual Total Returns	Inception Date	1 Year	5 Years	Inception

Class A at NAV	6/30/2006	-10.59%	5.11%	6.94%
Class A at 5.75% Maximum Sales Charge	—	-15.74	3.88	5.76
Class C at NAV	6/30/2006	-11.27	4.32	6.13
Class C at 1% Maximum Sales Charge	—	-12.16	4.32	6.13
Class I at NAV	6/30/2006	-10.39	5.38	7.20

MSCI Emerging Markets Index	6/30/2006	-7.72%	6.51%	7.97%

Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I

	1.51%	2.26%	1.26%
Growth of $250,000

This graph shows the change in value of a hypothetical investment of $250,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
Growth of $250,000	Period Beginning	At NAV	Sales Charge

Class A	6/30/06	$357,735	$337,168

Class C	6/30/06	$343,480	N.A.

Growth of $10,000

Class A	6/30/06	$14,309	$13,487

Class C	6/30/06	$ 13,739	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Parametric Structured Emerging Markets Fund
October 31, 2011
Fund Profile

Sector Allocation (% of net assets)5

Geographic allocation (% of common stocks)

See Endnotes and Additional Disclosures in this report.

Top 10 Holdings (% of net assets)[5]

America Movil SAB de CV, Series L	1.3%
OAO Gazprom ADR	1.1
MTN Group, Ltd.	1.0
China Mobile, Ltd.	0.9
Samsung Electronics Co., Ltd.	0.9
Sberbank of Russia	0.8
Petroleo Brasileiro SA, PFC Shares	0.7
LUKOIL OAO ADR	0.6
CEZ AS	0.6
Infosys, Ltd.	0.6

Total	8.5%

4

Eaton Vance
Parametric Structured Emerging Markets Fund
October 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective November 1, 2011, the fiscal year-end of the Fund was changed from October 31 to January 31.

5

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 – October 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
	(5/1/11)	(10/31/11)	(5/1/11 – 10/31/11)	Ratio

Actual
Class A	$1,000.00	$828.30	$6.82	1.48%
Class C	$1,000.00	$825.00	$10.21	2.22%
Class I	$1,000.00	$829.90	$5.63	1.22%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.70	$7.53	1.48%
Class C	$1,000.00	$1,014.00	$11.27	2.22%
Class I	$1,000.00	$1,019.10	$6.21	1.22%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2011.

6

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Portfolio of Investments

Common Stocks — 98.2%

Security	Shares	Value

Argentina — 0.7%

Arcos Dorados Holdings, Inc., Class A	62,900	$1,471,860
Banco Macro SA, Class B ADR	69,150	1,386,458
BBVA Banco Frances SA ADR	81,688	507,282
Cresud SA ADR	278,630	3,234,894
Grupo Financiero Galicia SA, Class B ADR	163,000	1,346,380
IRSA Inversiones y Representaciones SA ADR	39,010	392,441
MercadoLibre, Inc.	59,700	3,892,440
Pampa Energia SA ADR	41,900	528,359
Petrobras Energia SA ADR	67,925	950,950
Telecom Argentina SA ADR	175,460	3,523,237

		$17,234,301

Botswana — 0.3%

Barclays Bank of Botswana	851,265	$822,152
Botswana Insurance Holdings Ltd.	375,511	500,760
First National Bank of Botswana	4,730,800	1,686,514
Letshego(1)	12,485,691	2,325,808
Sechaba Breweries Ltd.	877,800	1,508,078
Standard Chartered Bank Botswana	531,120	699,074

		$7,542,386

Brazil — 6.1%

AES Tiete SA, PFC Shares	54,200	$772,504
All America Latina Logistica SA (Units)	248,900	1,239,535
Anhanguera Educacional Participacoes SA	45,500	669,176
B2W Companhia Global do Varejo	44,970	365,397
Banco Bradesco SA, PFC Shares	398,556	7,208,063
Banco do Brasil SA	183,398	2,766,700
Banco do Estado do Rio Grande do Sul, PFC Shares	65,400	689,484
Banco Santander Brasil SA	123,000	1,106,882
BM&F Bovespa SA	452,351	2,700,642
BR Malls Participacoes SA	102,200	1,104,237
Bradespar SA, PFC Shares	45,500	927,571
Braskem SA, PFC Shares	46,960	418,492
BRF-Brasil Foods SA	202,140	4,209,165
Brookfield Incorporacoes SA	115,000	442,089
Centrais Eletricas Brasileiras SA, Class B, PFC Shares	177,300	2,444,413
Cia Brasileira de Distribuicao Grupo Pao de Acucar, PFC Shares	35,769	1,364,633
Cia de Bebidas das Americas, PFC Shares	260,190	8,691,439
Cia de Companhia de Concessoes Rodoviarias (CCR)	70,600	1,943,006
Cia de Saneamento Basico do Estado de Sao Paulo	51,020	1,399,681
Cia de Saneamento de Minas Gerais-Copasa MG	17,900	336,137
Cia de Transmissao de Energia Eletrica Paulista, PFC Shares	17,390	498,348
Cia Energetica de Minas Gerais, PFC Shares	150,054	2,508,402
Cia Energetica de Sao Paulo, PFC Shares	80,000	1,362,961
Cia Hering	59,300	1,324,609
Cia Paranaense de Energia-Copel, PFC Shares	46,100	922,349
Cia Siderurgica Nacional SA (CSN)	134,200	1,243,628
Cielo SA	127,986	3,391,888
Contax Participacoes SA, PFC Shares	24,300	269,630
Cosan SA Industria e Comercio	40,000	624,399
CPFL Energia SA	113,600	1,453,704
Cyrela Brazil Realty SA	84,100	735,266
Diagnosticos da America SA	89,800	713,965
Duratex SA	47,024	254,724
EcoRodovias Infraestrutura e Logistica SA	55,900	423,275
EDP-Energias do Brasil SA	30,400	655,153
Eletropaulo Metropolitana SA, Class B, PFC Shares	38,280	686,737
Empresa Brasileira de Aeronautica SA	320,100	2,209,386
Estacio Participacoes SA	32,500	379,358
Fibria Celulose SA	47,157	419,973
Gafisa SA	172,300	639,282
Gerdau SA, PFC Shares	187,100	1,683,720
Gol Linhas Aereas Inteligentes SA, PFC Shares	37,400	294,303
Hypermarcas SA	137,500	740,018
Itau Unibanco Holding SA, PFC Shares	467,322	8,909,019
Itausa-Investimentos Itau SA, PFC Shares	649,795	4,068,670
JBS SA(1)	284,600	855,366
Light SA	44,500	693,348
LLX Logistica SA(1)	163,000	362,676
Localiza Rent a Car SA	61,100	923,520
Lojas Americanas SA, PFC Shares	124,312	1,093,346
Lojas Renner SA	36,200	1,097,692
Marcopolo SA, PFC Shares	262,600	1,162,454
Marfrig Frigorificos e Comercio de Alimentos SA	56,355	244,544
Metalurgica Gerdau SA, PFC Shares	59,700	676,682
MMX Mineracao e Metalicos SA(1)	74,400	325,447
MRV Engenharia e Participacoes SA	89,400	630,073
Natura Cosmeticos SA	60,200	1,171,145
OGX Petroleo e Gas Participacoes SA(1)	227,800	1,884,125
PDG Realty SA Empreendimentos e Participacoes	356,400	1,571,452
Petroleo Brasileiro SA	43,200	580,747
Petroleo Brasileiro SA, PFC Shares	1,382,600	17,169,253
Randon Participacoes SA, PFC Shares	70,700	450,922
Redecard SA	188,300	3,164,199
Rossi Residencial SA	65,000	410,781
Souza Cruz SA	109,500	1,343,198

See Notes to Financial Statements.
7

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Brazil (continued)

Suzano Papel e Celulose SA	64,725	$316,679
TAM SA, PFC Shares	31,400	627,140
Tele Norte Leste Participacoes SA, PFC Shares	135,900	1,465,980
Telefonica Brasil SA, PFC Shares	136,426	3,969,175
Telemar Norte Leste SA, PFC Shares	25,600	700,073
Tim Participacoes SA	284,627	1,472,166
Totvs SA	78,590	1,304,607
Tractebel Energia SA	58,300	933,832
Ultrapar Participacoes SA	75,084	1,338,248
Usinas Siderurgicas de Minas Gerais SA, PFC Shares	128,450	882,844
Vale Fertilizantes SA, PFC Shares	25,300	357,060
Vale SA	34,400	875,804
Vale SA ADR	30,700	780,087
Vale SA, PFC Shares	555,440	13,199,727
Weg SA	114,800	1,273,810

		$142,520,215

Bulgaria — 0.1%

CB First Investment Bank AD(1)	235,000	$362,084
Central Cooperative Bank AD(1)	227,900	150,791
Chimimport AD(1)	329,922	409,662
Corporate Commercial Bank AD(1)	10,400	579,269
MonBat AD	60,235	255,460
Petrol AD(1)	102,500	270,002
Sopharma AD	354,600	822,748
Vivacom	44,690	150,948

		$3,000,964

Chile — 3.1%

Administradora de Fondos de Pensiones Provida SA	152,900	$641,309
AES Gener SA	2,001,600	1,143,847
Almendral SA	2,512,600	362,569
Antarchile SA, Series A	75,704	1,313,181
Banco de Chile	48,581,909	6,782,330
Banco de Chile ADR	7,009	568,360
Banco de Credito e Inversiones	49,557	2,781,443
Banco Santander Chile SA	39,183,610	3,031,041
Banmedica SA	241,180	418,416
Besalco SA	482,800	749,894
Cap SA	57,512	2,218,664
Cencosud SA	671,931	4,292,569
Cia Cervecerias Unidas SA	110,890	1,256,127
Cia General de Electricidad SA	134,950	639,012
Cia Sud Americana de Vapores SA	805,299	218,620
Colbun SA	5,497,110	1,502,323
Corpbanca SA	78,754,570	1,139,486
Embotelladora Andina SA, Class B, PFC Shares	167,941	799,344
Empresa Nacional de Electricidad SA	2,251,063	3,606,663
Empresas CMPC SA	850,520	3,541,302
Empresas Copec SA	369,176	5,658,765
Empresas La Polar SA	210,000	140,586
Enersis SA	8,607,221	3,494,186
ENTEL SA	68,500	1,356,159
Grupo Security SA	830,289	296,562
Inversiones Aguas Metropolitanas SA	306,600	481,849
Lan Airlines SA	163,995	4,232,507
Madeco SA(1)	5,047,652	211,714
Minera Valparaiso SA	12,324	433,899
Parque Arauco SA	431,100	826,213
Quinenco SA	162,900	460,489
Ripley Corp. SA	748,500	794,408
S.A.C.I. Falabella SA	738,900	6,937,320
Salfacorp SA	451,500	1,391,499
Sigdo Koppers SA	294,200	525,471
Sociedad de Inversiones Oro Blanco SA	13,300,000	238,610
Sociedad de Inversiones Pampa Calichera SA, Class A	244,730	474,525
Sociedad Quimica y Minera de Chile SA, Series B	67,540	4,052,813
Socovesa SA	575,700	277,304
Sonda SA	723,900	1,767,087
Vina Concha y Toro SA	369,122	737,001

		$71,795,467

China — 8.7%

Agile Property Holdings, Ltd.	400,000	$359,544
Agricultural Bank of China, Ltd., Class H	3,769,000	1,686,822
Air China, Ltd., Class H	1,068,000	828,527
Alibaba.com, Ltd.	617,500	725,183
Aluminum Corp. of China, Ltd., Class H	1,250,000	671,362
Angang Steel Co., Ltd., Class H	484,000	295,298
Anhui Conch Cement Co., Ltd., Class H	376,000	1,353,040
Anta Sports Products, Ltd.	637,000	580,102
AsiaInfo-Linkage, Inc.(1)	28,700	287,574
Baidu, Inc. ADR(1)	80,000	11,214,400
Bank of China, Ltd., Class H	12,972,000	4,616,849
Bank of Communications, Ltd., Class H	1,120,900	770,365
Beijing Capital International Airport Co., Ltd., Class H	772,000	343,720
Beijing Enterprises Holdings, Ltd.	270,500	1,502,081
BOC Hong Kong Holdings, Ltd.	127,500	301,253
BYD Co., Ltd., Class H(1)	398,200	960,318

See Notes to Financial Statements.
8

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

China (continued)

Chaoda Modern Agriculture Holdings, Ltd.(2)	2,391,958	$270,946
China Agri-Industries Holdings, Ltd.	1,241,000	989,325
China Bluechemical, Ltd., Class H	468,000	368,525
China CITIC Bank Corp., Ltd., Class H	1,786,000	954,983
China Coal Energy Co., Class H	1,190,000	1,482,178
China Communications Construction Co., Ltd., Class H	1,769,000	1,334,278
China Communications Services Corp., Ltd., Class H	884,000	404,319
China Construction Bank Corp., Class H	16,301,630	11,977,382
China COSCO Holdings Co., Ltd., Class H	1,542,975	802,773
China Dongxiang (Group) Co., Ltd.	2,459,000	439,876
China Eastern Airlines Corp., Ltd., Class H(1)	1,120,000	440,654
China Everbright International, Ltd.	1,134,000	328,822
China Everbright, Ltd.	236,000	350,488
China Green (Holdings), Ltd.	339,000	105,099
China High Speed Transmission Equipment Group Co., Ltd.	651,000	410,632
China International Marine Containers Co., Ltd., Class B	482,672	581,053
China Life Insurance Co., Ltd., Class H	1,598,000	4,111,551
China Longyuan Power Group Corp., Class H	1,363,000	1,130,144
China Medical Technologies, Inc. ADR(1)	34,300	171,843
China Mengniu Dairy Co., Ltd.	658,000	2,088,325
China Merchants Bank Co., Ltd., Class H	924,524	1,866,764
China Merchants Holdings (International) Co., Ltd.	426,035	1,325,425
China Minsheng Banking Corp, Ltd., Class H	986,700	800,022
China Mobile, Ltd.	2,287,500	21,741,168
China National Building Material Co., Ltd., Class H	684,000	876,139
China National Materials Co., Ltd., Class H	681,000	342,861
China Oilfield Services, Ltd., Class H	424,000	703,034
China Overseas Land & Investment, Ltd.	830,160	1,540,310
China Pacific Insurance (Group) Co., Ltd., Class H	210,600	643,595
China Petroleum & Chemical Corp., Class H	4,239,000	4,003,560
China Pharmaceutical Group, Ltd.	1,402,000	379,872
China Railway Construction Corp., Class H	1,032,000	615,016
China Railway Group, Ltd., Class H	1,578,000	523,921
China Resources Enterprise, Ltd.	634,000	2,315,398
China Resources Gas Group, Ltd.	164,000	238,285
China Resources Land, Ltd.	562,000	822,597
China Resources Power Holdings Co., Ltd.	787,600	1,400,826
China Shenhua Energy Co., Ltd., Class H	890,000	4,071,562
China Shineway Pharmaceutical Group, Ltd.	176,000	245,679
China Shipping Container Lines Co., Ltd., Class H(1)	2,613,000	492,427
China Shipping Development Co., Ltd., Class H	830,000	584,699
China Southern Airlines Co., Ltd., Class H(1)	1,434,000	800,258
China Taiping Insurance Holdings Co., Ltd.(1)	573,400	1,234,695
China Telecom Corp., Ltd., Class H	6,614,000	4,075,163
China Travel International Investment Hong Kong, Ltd.	4,692,000	708,525
China Unicom, Ltd.	2,162,372	4,347,699
China Vanke Co., Ltd., Class B	445,120	499,054
China Yurun Food Group, Ltd.	689,000	1,185,511
China Zhongwang Holdings, Ltd.	464,000	152,865
Chongqing Changan Automobile Co., Ltd., Class B	1,100,286	320,081
Citic Pacific, Ltd.	486,000	878,333
CNOOC, Ltd.	4,070,000	7,693,764
Cosco Pacific, Ltd.	868,000	1,205,560
Country Garden Holdings Co.	1,479,000	585,592
Ctrip.com International, Ltd. ADR(1)	60,600	2,112,516
Datang International Power Generation Co., Ltd., Class H	1,562,000	402,547
Dongfeng Motor Group Co., Ltd., Class H	1,488,000	2,442,314
Fibrechem Technologies, Ltd.(1)(2)	100,200	0
Focus Media Holding, Ltd. ADR(1)	65,800	1,788,444
FU JI Food & Catering Services(1)(2)	83,000	0
Global Bio-chem Technology Group Co., Ltd.	1,400,000	320,397
Golden Eagle Retail Group, Ltd.	413,000	1,046,341
Great Wall Motor Co., Ltd., Class H	862,500	1,162,491
Guangdong Investment, Ltd.	872,000	522,707
Guangzhou Automobile Group Co., Ltd., Class H	1,268,013	1,265,052
Guangzhou R&F Properties Co., Ltd., Class H	362,400	349,858
Harbin Electric Co., Ltd., Class H	448,000	451,467
Hengdeli Holdings, Ltd.	1,706,000	764,828
Hidili Industry International Development, Ltd.	594,000	248,030
Home Inns & Hotels Management, Inc. ADR(1)	20,200	690,032
Huaneng Power International, Inc., Class H	2,148,000	957,821
Industrial & Commercial Bank of China, Ltd., Class H	12,843,000	8,003,741
Inner Mongolia Eerduosi Cashmere Products Co., Ltd., Class B	401,700	544,408
Inner Mongolia Yitai Coal Co., Ltd., Class B	158,000	873,018
Jiangsu Expressway Co., Ltd., Class H	594,000	508,200
Jiangxi Copper Co., Ltd., Class H	350,000	842,499
Kingboard Chemical Holdings, Ltd.	205,000	692,419
Kunlun Energy Co., Ltd.	584,000	819,536
Lee & Man Paper Manufacturing, Ltd.	1,220,000	498,797
Lenovo Group, Ltd.	2,156,000	1,449,487
Li Ning Co., Ltd.	511,000	483,901
Lianhua Supermarket Holdings Ltd., Class H	104,400	167,984
Maanshan Iron & Steel Co., Ltd., Class H	1,422,000	425,164
Metallurgical Corp. of China, Ltd., Class H	1,156,000	250,844
Mindray Medical International, Ltd. ADR	38,600	1,053,780
NetEase.com, Inc. ADR(1)	30,800	1,458,996

See Notes to Financial Statements.
9

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

China (continued)

New Oriental Education & Technology Group, Inc. ADR(1)	63,200	$1,873,248
Nine Dragons Paper Holdings, Ltd.	382,000	258,598
NWS Holdings, Ltd.	472,500	716,487
Parkson Retail Group, Ltd.	846,000	1,071,094
PetroChina Co., Ltd., Class H	5,408,000	7,020,623
PICC Property & Casualty Co., Ltd., Class H	570,000	786,169
Ping An Insurance (Group) Co. of China, Ltd., Class H	345,500	2,560,183
Poly (Hong Kong) Investments, Ltd.	675,000	339,405
Ports Design, Ltd.	249,500	444,900
Renhe Commercial Holdings Co., Ltd.	3,020,000	423,190
Semiconductor Manufacturing International Corp.(1)	9,346,000	500,895
Shanda Interactive Entertainment, Ltd. ADR(1)	20,100	798,975
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	984,000	1,023,949
Shanghai Electric Group Co., Ltd., Class H	1,704,000	751,929
Shanghai Industrial Holdings, Ltd.	210,000	684,884
Shanghai Zhenhua Heavy Industry Co., Ltd., Class B(1)	784,350	405,724
Shimao Property Holdings, Ltd.	417,000	408,180
SINA Corp.(1)	18,000	1,463,220
Sino Biopharmaceutical, Ltd.	1,508,000	459,360
Sino-Ocean Land Holdings, Ltd.	877,000	392,427
Sinopec Shanghai Petrochemical Co., Ltd., Class H	854,000	314,626
Sinotrans Shipping, Ltd.	1,000,000	252,130
Sinotruk Hong Kong, Ltd.	790,500	465,868
Sohu.com, Inc.(1)	13,200	797,280
Sound Global, Ltd.	691,000	303,890
Standard Chartered PLC	42,786	1,015,139
Suntech Power Holdings Co., Ltd. ADR(1)	92,200	252,628
Swire Pacific, Ltd., Class H	345,000	789,791
Tencent Holdings, Ltd.	251,000	5,776,486
Tingyi (Cayman Islands) Holding Corp.	866,000	2,457,560
Tsingtao Brewery Co., Ltd., Class H	206,000	1,048,850
Want Want China Holdings, Ltd.	3,043,000	2,805,817
Weichai Power Co., Ltd., Class H	194,000	973,724
Wumart Stores, Inc., Class H	185,000	371,486
WuXi PharmaTech (Cayman), Inc. ADR(1)	47,100	585,453
Yangzijiang Shipbuilding Holdings, Ltd.	744,000	551,068
Yantai Changyu Pioneer Wine Co., Ltd., Class B	75,600	850,574
Yanzhou Coal Mining Co., Ltd., Class H	578,000	1,430,719
Zhaojin Mining Industry Co., Ltd., Class H	362,000	647,235
Zhejiang Expressway Co., Ltd., Class H	480,000	319,974
Zhuzhou CSR Times Electric Co., Ltd., Class H	152,000	356,261
Zijin Mining Group Co., Ltd., Class H	1,548,000	656,919
ZTE Corp., Class H	295,953	840,092

		$203,304,523

Colombia — 1.7%

Almacenes Exito SA	265,790	$3,418,521
Banco de Bogota	47,030	1,252,117
Bancolombia SA ADR, PFC Shares	86,900	5,420,822
Bolsa de Valores de Colombia	16,150,000	285,611
Cementos Argos SA	239,340	1,377,552
Cia Colombiana de Inversiones SA	202,370	464,171
Cia de Cemento Argos SA	260,050	2,494,585
Corporacion Financiera Colombiana SA	54,754	1,029,972
Ecopetrol SA	2,487,190	5,331,597
Empresa de Energia de Bogota SA	530,285	373,700
Empresa de Telecommunicaciones de Bogota SA	2,532,380	770,842
Grupo Aval Acciones y Valores SA	3,145,485	2,064,962
Grupo de Inversiones Suramericana	152,870	2,685,466
Grupo Nutresa SA	346,655	4,198,501
Grupo Odinsa SA	57,300	267,154
Interconexion Electrica SA	657,460	4,192,805
ISAGEN SA ESP	1,543,100	1,819,303
Tableros y Maderas de Caldas	177,883,873	914,205
Textiles Fabricato Tejicondor SA(1)	36,122,860	1,374,450

		$39,736,336

Croatia — 0.6%

Adris Grupa DD, PFC Shares	43,344	$1,696,234
Atlantska Plovidba DD(1)	5,167	378,861
Dalekovod DD(1)	19,495	551,249
Ericsson Nikola Tesla	6,040	1,172,971
Hrvatski Telekom DD	142,830	6,517,353
Koncar-Elektroindustrija DD	8,119	777,265
Petrokemija DD(1)	25,975	938,530
Podravka Prehrambena Industrija DD(1)	18,635	860,513
Privredna Banka Zagreb DD	3,177	305,303
Zagrebacka Banka DD(1)	83,995	676,716

		$13,874,995

Czech Republic — 1.6%

CEZ AS	321,560	$13,597,461
Komercni Banka AS	47,264	9,043,137
New World Resources PLC, Class A	487,200	4,046,959
Pegas Nonwovens SA	61,300	1,447,867
Philip Morris CR AS	2,213	1,448,467

See Notes to Financial Statements.
10

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Czech Republic (continued)

Telefonica 02 Czech Republic AS	194,804	$4,102,160
Unipetrol AS(1)	346,507	3,363,426

		$37,049,477

Egypt — 1.6%

Alexandria Mineral Oils Co.	132,820	$1,486,387
Amer Group Holding(1)	2,427,000	471,696
Arab Cotton Ginning	1,993,380	968,371
Citadel Capital Co.(1)	495,400	263,938
Commercial International Bank	1,107,204	4,915,730
Eastern Tobacco	66,704	1,054,734
Egypt Kuwaiti Holding Co.	999,596	1,015,958
Egyptian Financial & Industrial Co.(1)	87,400	165,797
Egyptian Financial Group-Hermes Holding SAE(1)	770,838	1,656,195
Egyptian for Tourism Resorts(1)	4,721,950	824,233
Egyptian International Pharmaceutical Industrial Co.	45,290	256,330
El Ezz Aldekhela Steel Alexa Co.	4,000	304,502
El Sewedy Cables Holding Co.	159,606	568,269
Ezz Steel	655,345	658,351
Juhayna Food Industries(1)	2,646,000	2,152,694
Maridive & Oil Services SAE	524,400	994,635
Misr Beni Suef Cement Co.	36,880	394,666
MobiNil-Egyptian Co. for Mobil Services	78,400	1,329,605
National Societe General Bank	134,570	594,809
Orascom Construction Industries (OCI)	169,022	6,813,794
Orascom Telecom Holding SAE(1)	6,732,609	3,710,896
Oriental Weavers Co.	79,375	412,279
Palm Hills Developments SAE(1)	1,720,500	392,142
Pioneers Holding(1)	552,900	292,504
Sidi Kerir Petrochemicals Co.	818,400	1,763,329
Six of October Development & Investment Co.	112,178	264,513
South Valley Cement	1,147,902	681,633
Talaat Moustafa Group(1)	2,211,460	1,321,581
Telecom Egypt	876,084	2,183,878

		$37,913,449

Estonia — 0.3%

AS Merko Ehitus	50,618	$390,249
AS Nordecon International(1)	145,374	203,955
AS Olympic Entertainment Group	503,790	790,626
AS Tallink Group, Ltd.(1)	3,623,652	3,065,278
AS Tallinna Kaubamaja	137,340	940,337
AS Tallinna Vesi	58,790	512,950

		$5,903,395

Ghana — 0.1%

Aluworks Ghana, Ltd.(1)	457,409	$40,124
CAL Bank, Ltd.	1,298,010	203,322
Ghana Commercial Bank, Ltd.	1,453,841	1,850,383
HFC Bank Ghana, Ltd.	1,235,326	286,385
Produce Buying Co., Ltd.	582,428	87,583
Standard Chartered Bank of Ghana, Ltd.	24,700	686,988

		$3,154,785

Hungary — 1.5%

EGIS Rt.	11,624	$945,788
FHB Mortgage Bank Rt.(1)	39,750	90,244
Magyar Telekom Rt	2,569,400	5,935,573
MOL Hungarian Oil & Gas Rt.(1)	127,200	9,846,360
OTP Bank Rt.	647,830	10,158,104
PannErgy PLC(1)	66,310	195,192
Richter Gedeon Rt.	52,500	8,433,591

		$35,604,852

India — 6.5%

ABB, Ltd.	19,900	$288,176
ACC, Ltd.	20,570	500,881
Adani Enterprises, Ltd.	118,100	1,153,741
Aditya Birla Nuvo, Ltd.	17,702	325,474
Amtek Auto, Ltd.	152,500	397,119
Asian Paints, Ltd.	14,230	921,706
Axis Bank, Ltd.	85,200	2,008,971
Bajaj Auto, Ltd.	38,560	1,371,392
Bajaj Hindusthan, Ltd.	289,000	224,657
Bank of Baroda	27,960	442,336
Bank of India	64,300	437,896
Bharat Forge, Ltd.	63,650	389,080
Bharat Heavy Electricals, Ltd.	238,700	1,549,745
Bharat Petroleum Corp., Ltd.	49,500	633,037
Bharti Airtel, Ltd.	1,059,260	8,475,293
Biocon, Ltd.	51,500	372,773
Cairn India, Ltd.(1)	215,500	1,307,518
Canara Bank, Ltd.	59,600	568,504
Cipla, Ltd.	180,610	1,090,951
Coal India, Ltd.	269,500	1,824,805
Colgate-Palmolive (India), Ltd.	24,900	508,506
Container Corp. of India, Ltd.	25,560	507,921
Crompton Greaves, Ltd.	83,600	237,696
Dabur India, Ltd.	364,400	755,838
Divi’s Laboratories, Ltd.	46,800	736,721
DLF, Ltd.	227,600	1,114,258

See Notes to Financial Statements.
11

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

India (continued)

Dr. Reddy’s Laboratories, Ltd.	49,620	$1,681,277
Educomp Solutions, Ltd.	55,565	307,582
Essar Oil, Ltd.(1)	198,130	350,458
Financial Technologies India, Ltd.	18,400	275,491
GAIL (India), Ltd.	313,050	2,699,304
GlaxoSmithKline Pharmaceuticals, Ltd.	8,680	366,038
Glenmark Pharmaceuticals, Ltd.	84,160	541,702
GMR Infrastructure(1)	976,800	551,021
Grasim Industries, Ltd.	6,730	342,119
Gujarat Ambuja Cements, Ltd.	249,800	791,397
Gujarat State Petronet, Ltd.	383,800	782,849
GVK Power & Infrastructure, Ltd.(1)	1,396,900	408,344
HCL Technologies, Ltd.	91,900	826,925
HDFC Bank, Ltd.	481,020	4,795,706
Hero MotoCorp, Ltd.	47,600	2,126,229
Hindalco Industries, Ltd.	316,010	874,938
Hindustan Petroleum Corp., Ltd.	40,900	279,929
Hindustan Unilever, Ltd.	520,800	3,995,580
Hindustan Zinc, Ltd.	148,400	380,074
Housing Development & Infrastructure, Ltd.(1)	325,214	658,676
Housing Development Finance Corp., Ltd.	451,200	6,343,553
ICICI Bank, Ltd.	247,370	4,662,944
IDBI Bank, Ltd.	199,900	476,125
Idea Cellular, Ltd.(1)	919,400	1,772,223
IFCI, Ltd.	557,800	374,027
Indiabulls Financial Services, Ltd.	165,200	515,883
Indiabulls Real Estate, Ltd.	344,000	525,177
Indian Hotels Co., Ltd.	164,280	234,016
Indian Oil Corp., Ltd.	186,600	1,114,946
Infosys, Ltd.	230,300	13,446,656
Infrastructure Development Finance Co., Ltd.	515,700	1,379,217
ITC, Ltd.	933,260	4,075,985
IVRCL, Ltd.	511,500	437,929
Jaiprakash Associates, Ltd.	518,900	817,059
Jindal Steel & Power, Ltd.	164,100	1,885,068
JSW Steel, Ltd.	45,500	604,736
Kotak Mahindra Bank, Ltd.	118,200	1,236,913
Lanco Infratech, Ltd.(1)	983,300	328,122
Larsen & Toubro, Ltd.	69,760	2,007,221
LIC Housing Finance, Ltd.	212,000	1,009,279
Lupin, Ltd.	96,500	928,217
Mahindra & Mahindra, Ltd.	146,460	2,595,467
Maruti Suzuki India, Ltd.	47,150	1,084,838
Mphasis, Ltd.	39,900	281,064
Mundra Port & Special Economic Zone, Ltd.	525,500	1,757,379
Nestle India, Ltd.	9,530	819,657
Nicholas Piramal India, Ltd.	76,807	568,452
NTPC, Ltd.	1,099,400	4,039,997
Oil & Natural Gas Corp., Ltd.	769,780	4,384,242
Power Grid Corporation of India, Ltd.	852,700	1,836,719
Ranbaxy Laboratories, Ltd.	82,560	848,559
Reliance Capital, Ltd.	97,735	733,273
Reliance Communications, Ltd.	887,860	1,440,270
Reliance Industries, Ltd.	574,238	10,250,809
Reliance Infrastructure, Ltd.	150,900	1,430,068
Reliance Power, Ltd.(1)	512,050	997,706
Satyam Computer Services, Ltd.(1)	445,150	642,566
Sesa Goa, Ltd.	174,300	740,714
Shree Renuka Sugars, Ltd.	283,600	330,688
Siemens India, Ltd.	47,180	825,662
State Bank of India	39,300	1,528,688
State Bank of India GDR	9,600	751,462
Steel Authority of India, Ltd.	255,400	583,740
Sterlite Industries (India), Ltd.	424,020	1,109,793
Sun Pharmaceuticals Industries, Ltd.	216,400	2,233,019
Sun TV Network, Ltd.	43,800	232,724
Suzlon Energy, Ltd.(1)	695,050	544,091
Tata Communications, Ltd.	65,700	253,703
Tata Consultancy Services, Ltd.	199,300	4,537,112
Tata Motors, Ltd.	359,750	1,451,789
Tata Power Co., Ltd.	823,900	1,688,779
Tata Steel, Ltd.	119,896	1,173,457
Tata Tea, Ltd.	118,000	222,008
Tata Teleservices Maharashtra, Ltd.(1)	791,600	284,514
Titan Industries, Ltd.	178,000	790,054
Torrent Power, Ltd.	44,700	214,481
Unitech, Ltd.(1)	926,100	564,296
United Phosphorus, Ltd.	103,100	309,477
United Spirits, Ltd.	54,500	974,399
Voltas, Ltd.	129,000	263,345
Wipro, Ltd.	237,733	1,787,170
Yes Bank, Ltd.	83,900	536,974
Zee Entertainment Enterprises, Ltd.	373,114	916,601

		$153,915,736

Indonesia — 3.2%

Adaro Energy PT	9,885,000	$2,229,586
AKR Corporindo Tbk PT	3,936,500	1,331,687
Aneka Tambang Tbk PT	2,434,000	487,183
Astra Argo Lestari Tbk PT	321,000	768,811
Astra International Tbk PT	1,254,200	9,670,863
Bakrie & Brothers Tbk PT(1)	78,245,500	454,482

See Notes to Financial Statements.
12

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Indonesia (continued)

Bakrieland Development Tbk PT(1)	27,657,500	$356,762
Bank Central Asia Tbk PT	7,696,000	6,979,149
Bank Danamon Indonesia Tbk PT	2,004,803	1,117,195
Bank Mandiri Tbk PT	4,223,500	3,369,029
Bank Negara Indonesia Persero Tbk PT	3,174,500	1,422,695
Bank Pan Indonesia Tbk PT(1)	1,456,500	112,613
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	3,325,500	365,899
Bank Rakyat Indonesia PT	6,448,000	4,847,927
Bank Tabungan Negara Tbk PT	3,180,000	511,887
Berlian Laju Tanker Tbk PT(1)	7,544,500	161,611
Bumi Resources Tbk PT	11,727,000	3,063,055
Charoen Pokphand Indonesia Tbk PT	5,900,000	1,756,959
Delta Dunia Makmur Tbk PT(1)	4,150,000	291,145
Energi Mega Persada Tbk PT(1)	29,545,700	537,981
Gudang Garam Tbk PT	394,000	2,586,175
Indah Kiat Pulp & Paper Corp. Tbk PT(1)	1,021,000	116,694
Indo Tambangraya Megah Tbk PT	221,500	1,104,967
Indocement Tunggal Prakarsa Tbk PT	1,177,000	2,150,340
Indofood Sukses Makmur Tbk PT	3,154,000	1,851,836
Indosat Tbk PT	1,134,000	679,184
International Nickel Indonesia Tbk PT	1,665,500	679,013
Jasa Marga Tbk PT	2,684,500	1,157,049
Kalbe Farma Tbk PT	3,195,500	1,243,850
Lippo Karawaci Tbk PT	10,273,500	736,565
Medco Energi Internasional Tbk PT	2,095,000	544,267
Perusahaan Gas Negara PT	10,987,000	3,624,144
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	1,752,500	431,027
Semen Gresik (Persero) Tbk PT	1,850,500	1,968,954
Tambang Batubara Bukit Asam Tbk PT	550,000	1,127,872
Telekomunikasi Indonesia Tbk PT	10,109,500	8,431,182
Unilever Indonesia Tbk PT	711,800	1,251,326
United Tractors Tbk PT	2,033,583	5,593,479
XL Axiata Tbk PT	2,085,000	1,166,123

		$76,280,566

Jordan — 0.8%

Arab Bank PLC	844,515	$9,468,614
Arab Potash Co. PLC	41,180	2,460,134
Bank of Jordan	29,610	88,183
Capital Bank of Jordan(1)	210,413	402,340
Jordan Petroleum Refinery	178,870	1,251,763
Jordan Phosphate Mines	63,363	1,187,457
Jordan Steel	378,281	1,134,621
Jordan Telecom Corp.	192,200	1,489,193
Jordanian Electric Power Co.	228,996	1,063,167
Royal Jordanian Airlines(1)	150,000	166,498
Taameer Jordan Holdings PSC(1)	1,228,805	740,714
United Arab Investors(1)	1,061,925	162,264

		$19,614,948

Kazakhstan — 0.8%

Eurasian Natural Resources Corp.	402,400	$4,238,556
Halyk Savings Bank of Kazakhstan JSC GDR(1)(3)	668,700	3,956,330
Kazakhmys PLC	333,000	4,922,926
Kazkommertsbank JSC GDR(1)(3)	48,600	152,638
KazMunaiGas Exploration Production GDR(3)	269,600	4,583,640

		$17,854,090

Kenya — 0.7%

Athi River Mining, Ltd.	78,100	$144,810
Bamburi Cement Co., Ltd.	546,000	824,686
Barclays Bank of Kenya, Ltd.	8,931,260	1,342,246
Co-operative Bank of Kenya, Ltd. (The)	7,737,000	1,135,811
East African Breweries, Ltd.	2,466,480	3,849,619
Equity Bank, Ltd.	12,613,200	2,488,587
KenolKobil, Ltd.	4,090,000	443,392
Kenya Airways, Ltd.	1,264,800	301,591
Kenya Commercial Bank, Ltd.	9,614,620	1,760,897
Kenya Electricity Generating Co., Ltd.	2,321,100	242,142
Kenya Power & Lighting, Ltd.	6,264,337	1,156,678
Mumias Sugar Co., Ltd.	3,844,600	278,997
Nation Media Group, Ltd.	339,320	477,866
Safaricom, Ltd.	82,990,072	2,505,926
Standard Chartered Bank Kenya, Ltd.	149,188	269,845

		$17,223,093

Kuwait — 1.6%

Aerated Concrete Industries Co.	208,372	$202,520
Agility DGS	735,000	1,038,534
Ahli United Bank	262,500	790,127
Al Ahli Bank of Kuwait KSC	350,000	854,836
Al Safat Energy Holding Co. KSCC(1)	1,880,000	321,046
Al Safwa Group Holding Co. KSC(1)	8,080,000	466,116
Al-Qurain Petrochemicals Co.(1)	1,780,000	1,445,893
Boubyan Bank KSC(1)	535,000	1,182,567
Boubyan Petrochemicals Co.	1,090,000	2,259,647
Burgan Bank SAK(1)	436,945	760,200
Combined Group Contracting Co.	66,550	322,877
Commercial Bank of Kuwait SAK	365,000	978,917

See Notes to Financial Statements.
13

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Kuwait (continued)

Commercial Real Estate Co. KSCC(1)	1,226,862	$347,116
Gulf Bank(1)	755,000	1,465,842
Gulf Cable & Electrical Industries	187,500	1,019,983
Kuwait Cement Co.	84,000	159,012
Kuwait Finance House KSC	980,545	3,135,879
Kuwait Foods Co. (Americana)	172,500	937,675
Kuwait International Bank(1)	834,000	831,698
Kuwait Pipes Industries & Oil Services Co.(1)	970,000	548,056
Kuwait Portland Cement Co.	165,000	621,807
Kuwait Projects Co. Holdings KSC	462,525	586,135
Kuwait Real Estate Co.(1)	920,000	161,613
Mabanee Co. SAKC(1)	415,085	1,323,570
Mena Holding Group(1)(2)	198,000	11,734
Mobile Telecommunications Co.	1,895,000	6,395,062
National Bank of Kuwait SAK	1,458,994	6,033,276
National Industries Group Holding(1)	2,165,000	2,077,448
National Investment Co.(1)	270,000	194,795
National Mobile Telecommunication Co. KSC	122,500	881,003
National Ranges Co.(1)	7,920,000	472,868
Sultan Center Food Products Co.(1)	820,000	338,285

		$38,166,137

Latvia — 0.0%(4)

Grindeks JSC(1)	42,000	$421,874
Latvian Shipping Co.(1)	405,000	285,450

		$707,324

Lebanon — 0.3%

Solidere	86,340	$1,246,607
Solidere GDR(3)	314,649	4,702,395

		$5,949,002

Lithuania — 0.1%

Apranga PVA	278,536	$598,890
Klaipedos Nafta PVA(1)	1,345,900	759,805
Lesto AB	62,755	53,944
Pieno Zvaigzdes	63,600	147,353
Rokiskio Suris	69,800	140,575
Siauliu Bankas(1)	760,297	304,009

		$2,004,576

Malaysia — 3.1%

Aeon Co.(M) Bhd	165,300	$375,566
Airasia Bhd	915,300	1,150,271
Alliance Financial Group Bhd	385,700	441,433
AMMB Holdings Bhd	459,200	890,203
Axiata Group Bhd	1,388,450	2,194,522
Batu Kawan Bhd	175,500	905,770
Berjaya Corp. Bhd	2,289,600	768,818
Berjaya Sports Toto Bhd	479,914	665,807
Boustead Holdings Bhd	355,100	616,419
British American Tobacco Malaysia Bhd	71,000	1,068,907
Bursa Malaysia Bhd	221,700	488,242
CIMB Group Holdings Bhd	1,110,200	2,725,113
Dialog Group Bhd	1,468,473	1,140,332
Digi.com Bhd	167,200	1,721,678
Gamuda Bhd	1,748,500	1,922,537
Genting Bhd	1,047,300	3,647,749
Genting Plantations Bhd	163,400	389,326
Hong Leong Bank Bhd	245,300	843,847
Hong Leong Financial Group Bhd	145,000	561,230
IJM Corp. Bhd	883,190	1,631,415
IOI Corp. Bhd	1,361,718	2,313,423
Kencana Petroleum Bhd	1,396,334	1,170,345
KNM Group Bhd	1,245,950	578,436
Kuala Lumpur Kepong Bhd	198,300	1,353,058
Kulim (Malaysia) Bhd	860,000	1,001,732
Lafarge Malayan Cement Bhd	438,750	1,009,304
Lion Industries Corp. Bhd	540,300	267,092
Malayan Banking Bhd	1,062,387	2,884,299
Malaysia Airports Holdings Bhd	170,800	350,776
Malaysian Resources Corp. Bhd	1,423,500	929,378
Maxis Bhd	1,354,100	2,354,814
Media Prima Bhd	575,000	473,739
MISC Bhd	482,400	1,093,740
MMC Corp. Bhd	540,000	472,099
Mudajaya Group Bhd	510,600	386,927
Multi-Purpose Holdings Bhd	565,440	486,832
Parkson Holdings Bhd	342,278	621,345
Petronas Chemicals Group Bhd	2,832,900	5,909,789
Petronas Dagangan Bhd	366,500	1,938,876
Petronas Gas Bhd	135,200	575,250
Pharmaniaga Bhd(1)	6,175	11,875
PLUS Expressways Bhd	603,900	869,206
PPB Group Bhd	273,800	1,516,356
Public Bank Bhd	556,720	2,299,929
Resorts World Bhd	1,599,100	1,989,229
RHB Capital Bhd	356,200	890,701
SapuraCrest Petroleum Bhd	965,400	1,269,613
Shell Refining Co. Bhd	36,900	115,404
Sime Darby Bhd	1,924,639	5,551,960

See Notes to Financial Statements.
14

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Malaysia (continued)

SP Setia Bhd	544,500	$679,390
Supermax Corp. Bhd	168,000	201,707
TA Enterprise Bhd	1,323,000	252,653
Tan Chong Motor Holdings Bhd	148,700	216,965
Telekom Malaysia Bhd	631,300	869,311
Tenaga Nasional Bhd	1,003,625	1,946,681
Top Glove Corp. Bhd	327,100	454,153
UEM Land Holdings Bhd(1)	765,750	544,403
UMW Holdings Bhd	213,000	458,956
Unisem(M) Bhd	483,600	196,449
Wah Seong Corp. Bhd	435,726	300,657
WCT Bhd	351,800	296,346
YTL Corp. Bhd	1,515,030	730,265
YTL Power International Bhd	1,355,821	839,178

		$72,821,826

Mauritius — 0.7%

Ireland Blyth, Ltd.	31,600	$86,373
Mauritius Commercial Bank	1,228,500	7,015,418
Naiade Resorts, Ltd.(1)	842,920	813,125
New Mauritius Hotels, Ltd.	1,225,350	3,344,389
Rogers & Co., Ltd.	37,800	412,953
State Bank of Mauritius, Ltd.	937,000	2,669,996
Sun Resorts, Ltd.	376,999	664,165
United Basalt Products, Ltd.	43,200	177,616
United Docks, Ltd.(1)	27,400	93,921

		$15,277,956

Mexico — 6.3%

Alfa SAB de CV, Series A	590,500	$6,817,313
America Movil SAB de CV ADR, Series L	98,500	2,503,870
America Movil SAB de CV, Series L	24,900,350	31,650,929
Bolsa Mexicana de Valores SAB de CV	1,212,000	1,981,652
Carso Infraestructura y Construccion SA(1)	358,400	214,873
Cemex SAB de CV ADR(1)	134,300	586,891
Cemex SAB de CV, Series CPO(1)	9,339,703	4,085,726
Coca-Cola Femsa SA de CV, Series L	74,200	667,282
Compartamos SAB de CV	2,206,700	3,410,972
Controladora Comercial Mexicana SA de CV(1)	260,300	375,987
Corporacion GEO SA de CV, Series B(1)	391,700	540,509
Desarrolladora Homex SAB de CV(1)	249,950	626,422
Embotelladoras Arca SAB de CV	260,314	1,235,451
Empresas ICA SAB de CV(1)	1,678,500	2,246,900
Fomento Economico Mexicano SA de CV ADR	11,300	757,665
Fomento Economico Mexicano SA de CV, Series UBD	1,319,000	8,851,067
Genomma Lab Internacional SA de CV(1)	539,800	1,113,867
Grupo Aeroportuario del Pacifico SA de CV, Class B	372,500	1,298,034
Grupo Aeroportuario del Sureste SAB de CV, Class B	95,500	549,482
Grupo Bimbo SA de CV, Series A	1,676,000	3,452,105
Grupo Carso SA de CV, Series A1	895,800	2,309,574
Grupo Elektra SA de CV	45,300	3,490,857
Grupo Financiero Banorte SA de CV, Class O	2,997,400	10,222,243
Grupo Financiero Inbursa SA de CV, Class O	4,549,400	9,759,687
Grupo Mexico SAB de CV, Series B	3,871,726	10,731,714
Grupo Modelo SA de CV, Series C	467,500	2,974,011
Grupo Simec SA de CV, Series B(1)	92,000	205,373
Grupo Televisa SA ADR	30,800	656,964
Grupo Televisa SA, Series CPO	1,487,900	6,363,795
Impulsora del Desarrollo y el Empleo en America Latina SA de CV, Series B1(1)	919,900	1,348,064
Industrias CH SA, Series B(1)	100,700	327,783
Industrias Penoles SA de CV	130,900	5,343,258
Inmuebles Carso SAB de CV(1)	714,800	544,400
Kimberly-Clark de Mexico SA de CV	363,200	2,067,136
Mexichem SA de CV	757,991	2,613,468
Minera Frisco SAB de CV(1)	714,800	2,816,399
Organizacion Soriana SAB de CV, Class B(1)	120,000	261,124
Promotora y Operadora de Infraestructura SA de CV(1)	77,700	313,668
Telefonos de Mexico SA de CV ADR	32,000	500,480
Telefonos de Mexico SA de CV, Series L	3,399,300	2,670,569
TV Azteca SAB de CV, Series CPO	625,000	379,399
Urbi Desarrollos Urbanos SA de CV(1)	430,300	548,570
Wal-Mart de Mexico SAB de CV, Series V	3,701,900	9,555,441

		$148,970,974

Morocco — 1.7%

Alliances Developpement Immobilier SA	10,100	$835,488
Attijariwafa Bank	189,800	8,600,447
Banque Centrale Populaire	45,980	2,228,599
Banque Marocaine du Commerce Exterieur (BMCE)	99,292	2,609,076
Banque Marocaine pour le Commerce et l’Industrie (BMCI)	2,860	308,486
Centrale Laitiere	850	141,444
Ciments du Maroc	7,760	971,956
Compagnie Generale Immobiliere	6,000	816,469
Cosumar Compagnie Sucriere Marocaine et de Raffinage	1,230	259,787
Credit Immobilier et Hotelier	6,440	214,923
Delta Holding SA	63,000	676,920
Douja Promotion Groupe Addoha SA	345,934	3,254,060

See Notes to Financial Statements.
15

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Morocco (continued)

Holcim Maroc SA	5,574	$1,331,528
Lafarge Ciments	13,210	2,404,049
Managem	14,262	2,938,188
Maroc Telecom	515,875	9,066,116
Samir(1)	8,780	823,457
Societe des Brasseries du Maroc	1,590	371,459
SONASID (Societe Nationale de Siderurgie)(1)	4,267	949,725
Wafa Assurance	1,790	792,901

		$39,595,078

Nigeria — 0.8%

Access Bank PLC	16,057,516	$555,259
Ashaka Cement PLC	2,154,293	208,295
Dangote Cement PLC	1,919,476	1,302,506
Dangote Flour Mills PLC	2,810,000	102,957
Dangote Sugar Refinery PLC	5,767,032	216,661
Diamond Bank PLC	16,654,000	363,268
Ecobank Transnational, Inc.	9,578,418	720,225
Fidelity Bank PLC	22,430,824	241,523
First Bank of Nigeria PLC	19,574,046	1,235,557
First City Monument Bank PLC	10,093,000	254,504
Flour Mills of Nigeria PLC	660,000	262,215
Guaranty Trust Bank PLC	25,971,491	2,374,998
Guiness Nigeria PLC	558,075	711,065
Lafarge Cement WAPCO Nigeria PLC	2,336,900	585,390
Nestle Foods Nigeria PLC	282,360	708,819
Nigerian Breweries PLC	3,894,205	2,238,109
Oando PLC	5,236,498	902,387
PZ Cussons Nigeria PLC	1,481,250	279,164
Skye Bank PLC	16,027,300	500,628
UAC of Nigeria PLC	5,505,741	1,051,849
Unilever Nigeria PLC	2,757,800	457,074
United Bank for Africa PLC	37,828,246	748,538
Zenith Bank, Ltd.	29,679,478	2,383,340

		$18,404,331

Oman — 0.8%

Bank Dhofar SAOG	872,676	$1,184,641
Bank Muscat SAOG	2,521,845	4,637,738
Bank Sohar	2,451,900	970,634
Dhofar International Development & Investment Holding Co.	275,832	284,598
Galfar Engineering & Contracting SAOG	742,096	701,418
National Bank of Oman, Ltd.	409,810	334,236
Oman Cables Industry SAOG	93,600	167,160
Oman Cement Co. SAOG	315,500	372,991
Oman Flour Mills Co., Ltd. SAOG	481,100	512,420
Oman International Bank SAOG	1,323,887	958,663
Oman National Investment Corp. Holdings	272,868	115,391
Oman Telecommunications Co.	1,009,800	3,113,145
Omani Qatari Telecommunications Co. SAOG	954,500	1,565,273
Ominvest	618,630	678,597
Raysut Cement Co. SAOG	350,145	809,338
Renaissance Holdings Co.	1,385,623	2,218,300
Shell Oman Marketing Co.	34,398	206,867

		$18,831,410

Pakistan — 0.8%

Adamjee Insurance Co., Ltd.	221,155	$124,436
Arif Habib Co., Ltd.	499,620	182,235
Azgard Nine, Ltd.(1)	1,954,200	95,863
Bank Alfalah, Ltd.(1)	4,021,538	506,082
D.G. Khan Cement Co., Ltd.(1)	1,053,232	254,472
Engro Corp., Ltd.	555,144	753,495
Fauji Fertilizer Bin Qasim, Ltd.	1,184,000	850,707
Fauji Fertilizer Co., Ltd.	823,940	1,837,232
Habib Bank, Ltd.	420,750	568,230
Hub Power Co., Ltd.	4,969,800	2,145,212
Jahangir Siddiqui & Co., Ltd.(1)	2,323,700	154,631
Kot Addu Power Co., Ltd.	523,900	250,506
Lucky Cement, Ltd.	878,300	838,984
Millat Tractors, Ltd.	76,900	337,826
Muslim Commercial Bank, Ltd.	1,035,223	1,902,540
National Bank of Pakistan	1,340,783	672,079
Nishat Mills, Ltd.	1,359,810	699,899
Oil & Gas Development Co., Ltd.	1,578,991	2,651,618
Pakistan Oil Fields, Ltd.	289,300	1,197,851
Pakistan Petroleum, Ltd.	904,079	1,832,381
Pakistan State Oil Co., Ltd.	306,200	859,279
Pakistan Telecommunication Co., Ltd.	2,792,700	352,880
SUI Northern Gas Pipelines, Ltd.	641,550	132,945
United Bank, Ltd.	775,745	498,748

		$19,700,131

Peru — 1.9%

Alicorp SA	1,948,900	$4,320,009
Banco Continental SA	279,280	593,269
Casa Grande SAA	69,120	370,268
Cia de Minas Buenaventura SA ADR	275,080	11,259,024
Cia Minera Milpo SA	567,882	1,057,383
Credicorp, Ltd.	9,890	1,077,911

See Notes to Financial Statements.
16

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Peru (continued)

Credicorp, Ltd. ADR	87,694	$9,539,353
Edegel SA	1,592,100	952,860
Edelnor SA	108,248	141,969
Energia del Sur SA	39,900	235,556
Ferreyros SA	486,707	436,936
Grana y Montero SA	904,512	2,048,418
Intergroup Financial Services Corp.	29,600	814,000
Luz del Sur SAA	211,550	501,755
Minsur SA	1,239,459	1,213,450
Sociedad Minera Cerro Verde SAA	27,721	1,011,817
Southern Copper Corp.	225,080	6,905,454
Volcan Cia Minera SA, Class B	2,253,818	2,206,523

		$44,685,955

Philippines — 1.7%

Aboitiz Equity Ventures, Inc.	4,278,000	$4,083,373
Aboitiz Power Corp.	1,765,000	1,217,486
Alliance Global Group, Inc.	4,540,000	1,111,543
Ayala Corp.	231,595	1,653,457
Ayala Land, Inc.	3,951,800	1,481,339
Banco De Oro	928,020	1,212,477
Bank of the Philippine Islands	1,032,451	1,394,261
DMCI Holdings, Inc.	2,045,000	1,845,497
Filinvest Land, Inc.	14,494,000	386,094
First Gen Corp.(1)	1,956,622	634,171
First Philippine Holdings Corp.	228,500	277,918
Globe Telecom, Inc.	18,040	382,095
Holcim Philippines, Inc.	1,492,000	313,970
International Container Terminal Services, Inc.	834,700	1,077,651
JG Summit Holding, Inc.	4,019,900	2,399,350
Jollibee Foods Corp.	573,300	1,213,066
Lopez Holdings Corp.	4,600,000	504,152
Manila Electric Co.	345,600	1,947,952
Manila Water Co.	254,600	115,493
Megaworld Corp.	12,596,000	546,809
Metropolitan Bank & Trust Co.	642,455	1,062,346
Philex Mining Corp.	5,579,225	3,161,953
Philippine Long Distance Telephone Co.	60,920	3,398,332
PNOC Energy Development Corp.	6,100,000	865,470
Robinsons Land Corp.	2,417,100	699,879
San Miguel Corp.	716,000	1,909,140
Semirara Mining Corp.	120,200	596,450
SM Investments Corp.	187,238	2,424,831
SM Prime Holdings, Inc.	4,412,799	1,337,223
Universal Robina Corp.	809,600	888,461
Vista Land & Lifescapes, Inc.	3,675,000	256,675

		$40,398,914

Poland — 3.4%

Agora SA	79,030	$365,486
AmRest Holdings SE(1)	7,766	164,229
Asseco Poland SA	271,026	4,236,411
Bank Handlowy w Warszawie SA	31,670	745,118
Bank Millennium SA	419,685	580,564
Bank Pekao SA	125,238	5,798,568
Bioton SA(1)	13,249,600	334,005
Boryszew SA(1)	4,431,900	1,123,700
BRE Bank SA(1)	18,304	1,570,740
Budimex SA	25,400	636,756
Cersanit SA(1)	130,650	185,071
Cinema City International NV(1)	71,200	625,362
Cyfrowy Polsat SA(1)	722,128	3,356,587
Echo Investment SA(1)	150,000	175,427
Enea SA	169,600	1,011,018
Eurocash SA	255,400	2,041,746
Getin Holding SA(1)	378,250	1,010,603
Globe Trade Centre SA(1)	222,790	797,453
Grupa Kety SA	9,600	320,297
Grupa Lotos SA(1)	79,353	712,373
ING Bank Slaski SA	2,685	651,953
KGHM Polska Miedz SA	158,280	7,641,655
KOPEX SA(1)	82,600	472,935
LPP SA	1,400	906,191
Lubelski Wegiel Bogdanka SA	45,700	1,561,743
Mondi Swiecie SA(1)	9,600	218,568
Netia SA(1)	552,854	940,119
NG2 SA	19,400	267,347
Orbis SA(1)	30,000	383,099
PBG SA	62,183	1,693,324
Polimex-Mostostal SA	1,787,172	907,007
Polish Oil & Gas	2,012,500	2,499,917
Polska Grupa Energetyczna SA	743,100	4,571,273
Polski Koncern Naftowy Orlen SA(1)	373,700	4,614,496
Powszechna Kasa Oszczednosci Bank Polski SA	704,210	8,009,366
Powszechny Zaklad Ubezpieczen SA	47,800	5,062,399
Tauron Polska Energia SA	1,935,700	3,366,015
Telekomunikacja Polska SA	1,209,250	6,412,321
TVN SA	759,820	3,033,749

See Notes to Financial Statements.
17

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Poland (continued)

Zaklad Przetworstwa Hutniczego Stalprodukt SA	1,900	$182,169
Zaklady Azotowe Pulawy SA	8,500	253,828

		$79,440,988

Qatar — 1.7%

Aamal Co. QSC(1)	78,521	$343,955
Barwa Real Estate Co.	114,193	933,204
Commercial Bank of Qatar	78,567	1,796,856
Doha Bank, Ltd.	49,996	883,690
First Finance Co.(1)(2)	53,357	145,069
Gulf International Services QSC	101,750	669,329
Industries Qatar	237,545	8,585,260
Masraf Al Rayan(1)	455,150	3,168,127
Qatar Electricity & Water Co.	70,280	2,717,838
Qatar Fuel	13,226	875,735
Qatar Gas Transport Co., Ltd. (NAKILAT)	448,640	2,132,333
Qatar Insurance Co.	18,635	394,566
Qatar International Islamic Bank	45,943	683,656
Qatar Islamic Bank	61,687	1,366,972
Qatar National Bank	196,068	7,879,365
Qatar National Cement Co.	11,550	341,567
Qatar National Navigation	80,321	1,712,131
Qatar Telecom QSC	61,682	2,481,296
United Development Co.(1)	80,160	451,811
Vodafone Qatar(1)	1,007,110	2,060,639

		$39,623,399

Romania — 0.6%

Banca Transilvania(1)	8,749,520	$2,782,056
Biofarm Bucuresti	8,351,488	546,517
BRD-Group Societe Generale	1,852,560	6,597,327
OMV Petrom SA	41,816,100	4,074,556
Transelectrica SA	134,000	763,151
TRANSGAZ SA Medias	2,700	191,072

		$14,954,679

Russia — 6.5%

Aeroflot-Russian Airlines	229,000	$426,460
AvtoVAZ(1)	263,394	193,687
CTC Media, Inc.	247,967	2,854,100
Evraz Group SA GDR(3)	63,035	1,116,588
Federal Grid Co. Unified Energy System JSC	180,367,282	1,678,318
Federal Hydrogenerating Co. JSC	113,865,487	4,287,833
Federal Hydrogenerating Co. JSC ADR	56,000	210,186
IDGC Holding JSC(1)	14,107,700	1,290,079
Irkutsk Electronetwork Co. JSC(1)(2)	338,903	12,021
LSR Group GDR(3)	186,400	883,562
LUKOIL OAO ADR	238,077	13,789,697
Magnit OJSC GDR	49,200	1,250,587
Magnitogorsk Iron & Steel Works GDR(3)	53,108	326,549
Mail.ru Group, Ltd. GDR(1)(3)	63,600	2,175,814
Mechel ADR	105,900	1,391,526
MMC Norilsk Nickel	2,387	470,742
MMC Norilsk Nickel ADR	5,076	99,337
MMC Norilsk Nickel GDR	245,824	4,793,779
Mobile TeleSystems OJSC	1,156,028	7,391,281
Mosenergo	8,811,603	561,149
NovaTek OAO GDR(3)	47,416	6,615,852
Novolipetsk Steel GDR(3)	40,436	1,097,839
OAO Gazprom	73,400	433,902
OAO Gazprom ADR	2,293,654	26,590,746
OAO Inter Rao Ues	1,911,956,200	2,372,738
OAO Seventh Continent(1)	1,300	7,162
OAO TMK GDR(3)	64,757	833,425
PIK Group GDR(1)(3)	166,400	490,651
Rosneft Oil Co. GDR(3)	682,850	4,843,286
Rostelecom(1)	623,700	3,191,963
Rostelecom ADR(1)	30,400	929,480
RusHydro OJSC	5,150,925	207,773
Sberbank of Russia	7,545,888	19,953,003
Sberbank of Russia ADR	325,500	3,547,950
Severstal OAO GDR(3)	84,845	1,239,185
Sistema JSFC	1,359,200	1,063,238
Sistema JSFC GDR(3)	41,430	705,349
SOLLERS(1)	24,262	328,512
Surgutneftegas OJSC ADR	411,203	3,526,232
Surgutneftegas OJSC ADR, PFC Shares	3,489,400	1,755,667
Tatneft ADR	101,766	3,005,954
TGK-2(1)	13,779,634	1,722
Transneft, PFC Shares	847	1,088,730
United Co. RUSAL PLC(1)	744,000	678,360
Uralkali GDR(3)	115,925	4,995,424
VimpelCom, Ltd. ADR	364,284	3,999,838
VTB Bank OJSC GDR(3)	1,339,470	6,402,298
X5 Retail Group NV GDR(1)(3)	240,894	7,219,477
Yandex N.V., Class A(1)	54,700	1,505,344

		$153,834,395

Slovenia — 0.6%

Gorenje DD(1)	37,265	$298,816
KRKA DD	88,405	6,595,426

See Notes to Financial Statements.
18

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Slovenia (continued)

Luka Koper(1)	35,250	$470,954
Mercator Poslovni Sistem	8,415	2,050,593
Nova Kreditna Banka Maribor	123,892	697,658
Petrol	4,194	941,037
Reinsurance Co. Sava, Ltd.(1)	19,485	152,449
Sava DD(1)	4,180	129,202
Telekom Slovenije DD	15,242	1,351,127
Zavarovalnica Triglav DD	81,339	1,357,091

		$14,044,353

South Africa — 6.3%

ABSA Group, Ltd.	126,850	$2,274,203
Adcock Ingram Holdings, Ltd.	93,500	719,558
AECI, Ltd.	31,830	304,045
African Bank Investments, Ltd.	380,714	1,643,733
African Rainbow Minerals, Ltd.	38,400	883,259
Allied Electronics Corp., Ltd., PFC Shares	186,200	549,144
Anglo Platinum, Ltd.	24,280	1,748,331
AngloGold Ashanti, Ltd.	158,071	7,144,596
Aquarius Platinum, Ltd.	173,100	515,806
Arcelormittal South Africa, Ltd.	50,577	427,210
Aspen Pharmacare Holdings, Ltd.(1)	194,231	2,327,632
Aveng, Ltd.	536,790	2,498,377
AVI, Ltd.	119,300	534,173
Barloworld, Ltd.	282,820	2,364,378
Bidvest Group, Ltd.	321,596	6,359,388
Capital Property Fund	839,464	941,657
Clicks Group, Ltd.	147,300	769,644
DataTec, Ltd.	140,700	708,861
Discovery Holdings, Ltd.	250,145	1,305,272
FirstRand, Ltd.	1,525,650	3,777,629
Foschini, Ltd.	95,500	1,198,572
Gold Fields, Ltd.	305,577	5,296,983
Grindrod, Ltd.	340,300	643,314
Group Five, Ltd.	81,460	235,741
Growthpoint Properties, Ltd.	605,700	1,404,530
Harmony Gold Mining Co., Ltd.	148,010	1,935,233
Hyprop Investments, Ltd.	67,500	452,320
Illovo Sugar, Ltd.	87,400	291,631
Impala Platinum Holdings, Ltd.	207,080	4,755,821
Imperial Holdings, Ltd.	81,680	1,200,649
Investec, Ltd.	111,500	682,316
JD Group, Ltd.	58,290	324,319
JSE, Ltd.	42,700	376,981
Kumba Iron Ore, Ltd.	35,260	2,082,893
Kumba Resources, Ltd.	69,510	1,558,295
Lewis Group, Ltd.	32,500	306,571
Liberty Holdings, Ltd.	73,900	755,077
Life Healthcare Group Holdings, Ltd.	504,900	1,223,910
Massmart Holdings, Ltd.	41,650	829,263
Medi-Clinic Corp., Ltd.	57,420	251,384
MMI Holdings, Ltd.	512,896	1,100,545
Mondi, Ltd.	58,230	452,612
Mr. Price Group, Ltd.	118,100	1,130,359
MTN Group, Ltd.	1,358,940	23,619,463
Murray & Roberts Holdings, Ltd.(1)	426,950	1,295,751
Nampak, Ltd.	271,938	743,559
Naspers, Ltd., Class N	166,142	7,881,764
Nedbank Group, Ltd.	89,230	1,578,677
Netcare, Ltd.	582,550	1,016,306
Northam Platinum, Ltd.	106,038	408,469
Pick’n Pay Stores, Ltd.	180,470	902,555
Pretoria Portland Cement Co., Ltd.	225,427	682,684
Raubex Group, Ltd.	93,000	152,408
Redefine Properties, Ltd.	1,261,400	1,277,306
Remgro, Ltd.	192,000	2,901,958
Reunert, Ltd.	249,860	1,973,968
RMB Holdings, Ltd.	293,400	918,738
RMI Holdings	483,800	798,779
Sanlam, Ltd.	757,390	2,830,750
Sappi, Ltd.(1)	222,236	648,049
Sasol, Ltd.	192,550	8,659,488
Shoprite Holdings, Ltd.	212,000	3,103,632
Spar Group, Ltd.	79,600	968,822
Standard Bank Group, Ltd.	470,921	5,782,566
Steinhoff International Holdings, Ltd.(1)	548,840	1,637,356
Sun International, Ltd.	30,482	326,998
Telkom South Africa, Ltd.	253,050	972,867
Tiger Brands, Ltd.	76,800	2,203,787
Tongaat-Hulett	21,000	244,295
Truworths International, Ltd.	184,600	1,857,655
Vodacom Group (Pty), Ltd.	256,600	2,894,727
Wilson Bayly Holmes-Ovcon, Ltd.	68,900	934,313
Woolworths Holdings, Ltd.	371,409	1,885,922

		$147,389,827

South Korea — 6.1%

Amorepacific Corp.	688	$778,695
Asiana Airlines(1)	46,000	329,815
BS Financial Group, Inc.(1)	60,370	664,434
Celltrion, Inc.	20,810	696,654
Cheil Industries, Inc.	14,000	1,236,689

See Notes to Financial Statements.
19

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

South Korea (continued)

Cheil Worldwide, Inc.	32,500	$532,157
CJ CheilJedang Corp.	1,796	495,634
CJ Corp.	3,700	265,083
CJ O Shopping Co., Ltd.	3,130	836,376
Daelim Industrial Co., Ltd.	4,950	428,838
Daewoo Engineering & Construction Co., Ltd.(1)	37,741	346,121
Daewoo International Corp.	11,575	337,812
Daewoo Motor Sales Corp.(1)	104,445	152,281
Daewoo Securities Co., Ltd.	36,050	347,162
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	18,880	464,271
DGB Financial Group Co., Ltd(1)	48,450	609,888
Dong-A Pharmaceutical Co., Ltd.	3,386	277,018
Dongbu Insurance Co., Ltd.	16,840	708,953
Dongkuk Steel Mill Co., Ltd.	12,930	299,453
Doosan Corp.	3,160	399,580
Doosan Heavy Industries & Construction Co., Ltd.	14,200	754,783
Doosan Infracore Co., Ltd.(1)	16,600	283,883
E-Mart Co., Ltd.(1)	5,028	1,313,487
GLOVIS Co., Ltd.	7,470	1,399,192
GS Engineering & Construction Corp.	6,270	545,271
GS Holdings Corp.	16,000	921,626
Hana Financial Group, Inc.	70,030	2,501,707
Hanjin Heavy Industries & Construction Co., Ltd.(1)	9,911	175,390
Hanjin Shipping Co., Ltd.	27,991	275,329
Hankook Tire Co., Ltd.	32,340	1,290,823
Hanmi Pharmaceutical Co., Ltd.(1)	6,076	358,185
Hansol Paper Co., Ltd.	30,000	224,138
Hanwha Chemical Corp.	29,490	767,754
Hanwha Corp.	17,590	617,347
Hite-Jinro Co., Ltd.	5,421	123,659
Honam Petrochemical Corp.	4,170	1,137,582
Hynix Semiconductor, Inc.	83,690	1,693,658
Hyosung Corp.	7,680	442,936
Hyundai Department Store Co., Ltd.	6,215	891,079
Hyundai Development Co.	16,000	330,425
Hyundai Engineering & Construction Co., Ltd.	16,470	1,047,985
Hyundai Heavy Industries Co., Ltd.	10,970	2,930,787
Hyundai Marine & Fire Insurance Co., Ltd.	25,800	747,060
Hyundai Merchant Marine Co., Ltd.	32,500	839,212
Hyundai Mipo Dockyard Co., Ltd.	3,775	410,244
Hyundai Mobis	16,900	4,836,634
Hyundai Motor Co.	41,500	8,357,621
Hyundai Securities Co., Ltd.	43,870	377,533
Hyundai Steel Co.	17,530	1,590,754
Industrial Bank of Korea	54,280	712,603
Kangwon Land, Inc.	35,740	952,770
KB Financial Group, Inc.	109,511	4,242,658
KCC Corp.	1,445	350,259
Kia Motors Corp.	56,320	3,610,781
Korea Electric Power Corp.(1)	110,520	2,474,814
Korea Exchange Bank	65,860	487,510
Korea Express Co., Ltd.(1)	4,349	296,566
Korea Gas Corp.	5,680	191,784
Korea Investment Holdings Co., Ltd.	16,690	554,397
Korea Zinc Co., Ltd.	4,440	1,301,400
Korean Air Lines Co., Ltd.	23,502	1,043,572
Korean Reinsurance Co.	38,661	519,971
KT Corp.	44,253	1,483,221
KT&G Corp.	35,315	2,209,166
LG Chem, Ltd.	12,618	4,071,651
LG Corp.	19,110	1,118,382
LG Display Co., Ltd.	34,900	708,639
LG Electronics, Inc.	22,220	1,471,008
LG Hausys, Ltd.	2,858	204,435
LG Household & Health Care, Ltd.	2,850	1,287,163
LG Life Sciences, Ltd.(1)	5,000	173,590
LG Uplus Corp.	154,920	922,612
LIG Insurance Co., Ltd.	12,400	263,961
Lotte Shopping Co., Ltd.	3,265	1,171,817
LS Corp.	3,530	251,245
LS Industrial Systems Co., Ltd.	3,800	186,651
Macquarie Korea Infrastructure Fund	31,415	144,288
Mirae Asset Securities Co., Ltd.	9,580	304,913
Namhae Chemical Corp.	15,250	148,961
NCsoft Corp.	2,850	895,964
NHN Corp.(1)	8,075	1,684,611
Nong Shim Co., Ltd.	1,400	274,339
OCI Co., Ltd.	4,670	958,447
ORION Corp.	800	429,188
POSCO	19,127	6,627,283
S-Oil Corp.	14,285	1,482,400
S1 Corp.	5,750	299,249
Samsung C&T Corp.	25,320	1,565,525
Samsung Card Co., Ltd.	14,060	526,871
Samsung Electro-Mechanics Co., Ltd.	9,390	711,246
Samsung Electronics Co., Ltd.	24,000	20,660,652
Samsung Electronics Co., Ltd., PFC Shares	1,928	1,100,018
Samsung Engineering Co., Ltd.	6,600	1,348,046
Samsung Fine Chemicals Co., Ltd.	8,450	405,410
Samsung Fire & Marine Insurance Co., Ltd.	12,585	2,676,012
Samsung Heavy Industries Co., Ltd.	31,450	959,488
Samsung Life Insurance Co., Ltd.	29,600	2,295,650

See Notes to Financial Statements.
20

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

South Korea (continued)

Samsung SDI Co., Ltd.	6,350	$764,917
Samsung Securities Co., Ltd.	15,140	782,312
Samsung Techwin Co., Ltd.	9,295	496,824
Shinhan Financial Group Co., Ltd.	137,903	5,493,660
Shinsegae Co., Ltd.	1,775	446,412
SK Broadband Co., Ltd.(1)	83,346	293,416
SK C&C Co., Ltd.	3,900	529,584
SK Chemicals Co., Ltd.	5,860	374,894
SK Energy Co., Ltd.	17,679	2,660,361
SK Holdings Co., Ltd.	6,015	800,757
SK Networks Co., Ltd.	26,310	263,647
SK Telecom Co., Ltd.	12,668	1,686,814
SK Telecom Co., Ltd. ADR	9,450	139,766
STX Pan Ocean Co., Ltd.	54,780	359,952
Tong Yang Securities, Inc.	32,865	137,828
Woongjin Coway Co., Ltd.	14,650	504,677
Woori Finance Holdings Co., Ltd.	94,360	902,689
Woori Investment & Securities Co., Ltd.	34,900	382,186
Yuhan Corp.	1,968	216,139

		$142,391,020

Taiwan — 6.0%

Acer, Inc.	645,990	$737,611
Advanced Semiconductor Engineering, Inc.	1,209,412	1,068,721
Altek Corp.	256,145	236,750
Ambassador Hotel	298,000	358,542
AmTRAN Technology Co., Ltd.	358,067	209,192
Asia Cement Corp.	745,461	897,948
Asia Optical Co., Inc.(1)	406,907	453,641
Asustek Computer, Inc.	197,325	1,371,840
AU Optronics Corp.	2,363,837	1,018,852
Capital Securities Corp.	711,928	273,445
Catcher Technology Co., Ltd.	211,647	1,179,192
Cathay Financial Holding Co., Ltd.	2,355,181	2,808,648
Chang Hwa Commercial Bank	1,401,740	902,197
Cheng Shin Rubber Industry Co., Ltd.	796,635	1,817,060
Chicony Electronics Co., Ltd.	152,599	254,992
Chimei Innolux Corp.(1)	1,479,884	594,449
China Airlines, Ltd.	1,349,411	678,927
China Development Financial Holding Corp.	4,084,804	1,292,640
China Life Insurance Co., Ltd.	920,050	1,019,738
China Motor Corp.	582,315	556,651
China Petrochemical Development Corp.	902,880	1,048,523
China Steel Corp.	3,705,873	3,687,003
Chinatrust Financial Holding Co., Ltd.	3,615,386	2,369,512
Chipbond Technology Corp.	259,000	230,264
Chong Hong Construction Co., Ltd.	166,139	386,709
Chunghwa Picture Tubes, Ltd.(1)	2,539,419	154,614
Chunghwa Telecom Co., Ltd.	1,659,746	5,552,892
Chunghwa Telecom Co., Ltd. ADR	20,616	693,316
Clevo Co.	170,426	298,293
Compal Electronics, Inc.	1,249,345	1,146,623
Coretronic Corp.	232,505	174,912
Delta Electronics, Inc.	446,105	1,048,902
Dynapack International Technology Corp.	111,374	420,766
E Ink Holdings, Inc.	267,000	545,066
E.Sun Financial Holding Co., Ltd.	1,495,144	745,142
Elan Microelectronics Corp.	345,300	343,017
Epistar Corp.	191,472	354,505
EVA Airways Corp.	1,016,118	735,063
Evergreen International Storage & Transport Corp.	319,000	190,254
Evergreen Marine Corp.	1,108,252	607,618
Everlight Electronics Co., Ltd.	281,291	520,198
Far Eastern Department Stores, Ltd.	732,313	1,119,647
Far Eastern New Century Corp.	963,798	1,133,151
Far EasTone Telecommunications Co., Ltd.	875,074	1,435,007
Faraday Technology Corp.	177,880	160,917
Feng Hsin Iron & Steel Co., Ltd.	183,260	308,184
First Financial Holding Co., Ltd.	2,333,190	1,548,755
Formosa Chemicals & Fibre Corp.	1,091,980	3,160,262
Formosa International Hotels Corp.	32,028	468,107
Formosa Petrochemical Corp.	582,320	1,831,379
Formosa Plastics Corp.	1,388,670	4,084,204
Formosa Taffeta Co., Ltd.	842,000	777,943
Formosan Rubber Group, Inc.	433,000	310,444
Foxconn International Holdings, Ltd.(1)	582,000	389,825
Foxconn Technology Co., Ltd.	268,059	934,284
Fubon Financial Holding Co., Ltd.	2,207,152	2,587,743
Giant Manufacturing Co., Ltd.	150,208	581,241
Gintech Energy Corp.	139,649	173,970
Goldsun Development & Construction Co., Ltd.	889,928	405,288
Great Wall Enterprise Co., Ltd.	682,273	694,808
HannStar Display Corp.(1)	2,250,299	129,539
Highwealth Construction Corp.	227,705	393,829
Hon Hai Precision Industry Co., Ltd.	2,093,737	5,739,722
Hotai Motor Co., Ltd.	159,000	691,714
HTC Corp.	177,798	3,995,752
Hua Nan Financial Holdings Co., Ltd.	1,285,167	837,235
Inotera Memories, Inc.(1)	895,786	132,370
Inventec Co., Ltd.	614,460	220,824
KGI Securities Co., Ltd.	1,195,205	501,262
Largan Precision Co., Ltd.	27,795	621,393

See Notes to Financial Statements.
21

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Taiwan (continued)

Lite-On Technology Corp.	547,049	$516,216
Macronix International Co., Ltd.	1,158,860	437,900
MediaTek, Inc.	234,462	2,460,507
Mega Financial Holding Co., Ltd.	3,508,800	2,697,205
Motech Industries, Inc.	122,451	230,019
Nan Kang Rubber Tire Co., Ltd.	689,279	1,189,464
Nan Ya Plastics Corp.	1,853,608	4,169,925
Neo Solar Power Corp.	156,631	125,024
Novatek Microelectronics Corp., Ltd.	215,942	529,350
Pegatron Corp.	433,028	467,697
Phison Electronics Corp.	60,363	318,058
Pou Chen Corp.	1,251,819	962,283
Powertech Technology, Inc.	273,865	666,740
President Chain Store Corp.	374,664	2,083,407
Qisda Corp.	714,000	195,097
Quanta Computer, Inc.	822,508	1,618,563
Radiant Opto-Electronics Corp.	265,119	779,281
Radium Life Tech Co., Ltd.	338,169	304,196
Realtek Semiconductor Corp.	117,994	196,546
RichTek Technology Corp.	101,478	510,212
Ritek Corp.(1)	1,292,159	247,811
Ruentex Development Co., Ltd.	269,000	320,546
Ruentex Industries, Ltd.	494,005	994,195
Sanyang Industrial Co., Ltd.	786,866	467,525
Shin Kong Financial Holding Co., Ltd.(1)	2,714,368	845,439
Shin Kong Synthetic Fibers Corp.	1,321,483	413,436
Siliconware Precision Industries Co.	863,243	886,179
Simplo Technology Co., Ltd.	70,809	416,652
Sino-American Silicon Products, Inc.	114,233	186,391
SinoPac Financial Holdings Co., Ltd.	2,153,795	697,278
Solar Applied Materials Technology Corp.	305,690	374,192
Star Comgisitic Capital Co., Ltd.	222,320	173,012
Synnex Technology International Corp.	409,818	1,004,578
Tainan Spinning Co., Ltd.	891,959	394,045
Taishin Financial Holdings Co., Ltd.	2,703,629	1,144,764
Taiwan Business Bank(1)	1,115,056	364,132
Taiwan Cement Corp.	1,175,850	1,468,496
Taiwan Cooperative Bank	1,267,826	832,077
Taiwan Fertilizer Co., Ltd.	348,000	896,950
Taiwan Glass Industrial Corp.	519,200	638,794
Taiwan Mobile Co., Ltd.	860,784	2,466,579
Taiwan Semiconductor Manufacturing Co., Ltd.	5,419,465	13,206,566
Taiwan Tea Corp.	395,711	208,652
Tatung Co., Ltd.(1)	2,377,785	837,191
Teco Electric & Machinery Co., Ltd.	482,000	281,201
Tong Yang Industry Co., Ltd.	346,680	333,068
TPK Holding Co., Ltd.(1)	44,100	738,477
Tripod Technology Corp.	132,535	344,806
TSRC Corp.	314,600	816,760
TTY Biopharm Co., Ltd.	171,526	553,268
Tung Ho Steel Enterprise Corp.	532,060	476,894
U-Ming Marine Transport Corp.	186,000	293,288
Uni-President Enterprises Corp.	1,920,430	2,640,900
Unimicron Technology Corp.	359,000	466,141
United Microelectronics Corp.	3,397,090	1,491,567
Walsin Lihwa Corp.	958,000	321,358
Wan Hai Lines, Ltd.	518,962	269,378
Waterland Financial Holdings	990,837	363,761
Wei Chuan Food Corp.	379,000	422,808
Wintek Corp.	692,877	529,559
Wistron Corp.	704,311	815,099
WPG Holdings Co., Ltd.	459,489	554,834
Yageo Corp.	788,000	237,367
Yang Ming Marine Transport	700,755	288,757
Yieh Phui Enterprise	1,068,190	356,406
Young Fast Optoelectronics Co., Ltd.	147,302	424,911
Yuanta Financial Holding Co., Ltd.(1)	3,375,938	1,924,443
Yuen Foong Yu Paper Manufacturing Co., Ltd.	899,120	365,451
Yulon Motor Co., Ltd.	768,809	1,617,619
Zinwell Corp.	185,871	229,024

		$141,453,342

Thailand — 3.2%

Advanced Info Service PCL(6)	1,853,000	$7,809,942
Airports of Thailand PCL(6)	742,000	914,544
Asian Property Development PCL(6)	2,877,000	417,123
Bangkok Bank PCL	252,500	1,216,550
Bangkok Bank PCL(6)	101,800	515,888
Bangkok Dusit Medical Services PCL(6)	559,400	1,221,810
Bank of Ayudhya PCL(6)	2,076,800	1,364,259
Banpu PCL(6)	77,400	1,594,711
BEC World PCL(6)	1,567,600	1,896,163
Bumrungrad Hospital PCL(6)	899,500	1,157,286
Cal-Comp Electronics (Thailand) PCL(6)	2,747,300	209,632
Central Pattana PCL(6)	426,000	447,210
CH. Karnchang PCL(6)	892,200	185,640
Charoen Pokphand Foods PCL(6)	4,153,900	4,054,868
CP ALL PCL(6)	2,981,100	4,523,822
Delta Electronics (Thailand) PCL(6)	1,087,100	655,152
Electricity Generating PCL(6)	207,400	566,556
Glow Energy PCL(6)	1,063,200	1,842,368
Hana Microelectronics PCL(6)	888,200	476,494

See Notes to Financial Statements.
22

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Thailand (continued)

Indorama Ventures PCL(6)	730,000	$836,873
IRPC PCL(6)	9,400,700	1,160,656
Italian-Thai Development PCL(6)	4,702,400	563,375
Kasikornbank PCL(6)	998,000	4,030,460
Khon Kaen Sugar Industry PCL	1,832,000	691,663
Krung Thai Bank PCL(6)	1,945,000	952,396
L.P.N. Development PCL(6)	1,255,000	408,390
Land & Houses PCL	1,242,800	228,102
Land & Houses PCL(6)	1,350,700	248,869
Minor International PCL(6)	2,325,270	787,515
Precious Shipping PCL(6)	258,800	121,232
Pruksa Real Estate PCL(6)	1,150,000	395,722
PTT Exploration & Production PCL(6)	949,800	4,932,671
PTT Global Chemical PCL(1)(6)	906,049	1,929,958
PTT PCL(6)	601,460	5,929,861
Quality House PCL(6)	5,618,700	244,524
Ratchaburi Electricity Generating Holding PCL(6)	676,000	905,105
Sahaviriya Steel Industries PCL(1)(6)	6,249,960	137,017
Samart Corp. PCL(6)	1,341,500	312,480
Siam Cement PCL(6)	215,500	2,191,614
Siam City Cement PCL(6)	47,690	362,636
Siam Commercial Bank PCL(6)	1,211,000	4,576,779
Siam Makro PCL(6)	35,000	235,149
Sino Thai Engineering & Construction PCL(6)	2,479,500	871,409
Thai Airways International PCL(6)	1,268,700	795,291
Thai Beverage PCL	7,386,000	1,554,445
Thai Oil PCL(6)	712,500	1,333,333
Thai Tap Water Supply Co., Ltd.(6)	3,598,200	576,081
Thai Union Frozen Products PCL(6)	643,335	1,102,108
Thanachart Capital PCL(6)	417,400	332,201
Thoresen Thai Agencies PCL(6)	824,160	396,382
TMB Bank PCL(6)	13,375,900	590,638
Total Access Communication PCL(6)	723,300	1,764,146
Total Access Communication PCL NVDR	474,800	1,119,308
TPI Polene PCL(6)	1,115,200	464,426
True Corp. PCL(1)(6)	14,176,797	1,298,643

		$75,451,476

Turkey — 3.3%

Adana Cimento Sanayii TAS	93,019	$210,247
Akbank TAS	1,479,533	5,388,381
Akcansa Cimento AS	56,400	213,476
Akenerji Elektrik Uretim AS(1)	308,455	488,449
Aksa Akrilik Kimya Sanayii AS	185,209	475,753
Albaraka Turk Katilim Bankasi AS	312,900	330,023
Anadolu Efes Biracilik ve Malt Sanayii AS	212,239	2,572,285
Arcelik AS	339,754	1,301,844
Asya Katilim Bankasi AS(1)	944,900	1,011,219
Aygaz AS	69,913	380,164
Bagfas Bandirma Gubre Fabrikalari AS	6,300	596,058
BIM Birlesik Magazalar AS	105,560	3,208,832
Cimsa Cimento Sanayi ve Ticaret AS	66,200	286,126
Coca-Cola Icecek AS	65,700	886,057
Dogan Sirketler Grubu Holding AS(1)	2,831,509	1,037,468
Dogan Yayin Holding AS(1)	1,086,804	404,591
Eczacibasi Ilac Sanayi ve Ticaret AS	356,500	436,568
Enka Insaat ve Sanayi AS	1,299,497	3,347,435
Eregli Demir ve Celik Fabrikalari TAS	1,747,321	3,603,438
Ford Otomotiv Sanayi AS	94,600	687,690
Gubre Fabrikalari TAS(1)	25,300	173,262
Haci Omer Sabanci Holding AS	854,018	2,912,231
Hurriyet Gazetecilik ve Matbaacilik AS(1)	783,538	406,350
Ihlas Holding AS(1)	1,865,600	904,340
Is Gayrimenkul Yatirim Ortakligi AS	527,286	347,238
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D(1)	1,170,360	541,043
KOC Holding AS	1,526,534	5,426,178
Koza Altin Isletmeleri AS	75,000	1,025,854
Koza Davetiyeleri(1)	215,300	495,266
Mondi Tire Kutsan Kagit Ve Ambalas Sanayii AS(1)	225,000	141,871
Petkim Petrokimya Holding AS(1)	822,861	1,124,145
Petrol Ofisi AS	93,978	238,077
Sekerbank TAS	747,999	420,696
TAV Havalimanlari Holding AS(1)	214,000	1,030,812
Tekfen Holding AS	355,317	1,216,104
Tofas Turk Otomobil Fabrikasi AS	194,200	746,382
Trakya Cam Sanayii AS	445,491	713,999
Tupras-Turkiye Petrol Rafinerileri AS	205,670	4,634,032
Turcas Petrolculuk AS	144,459	236,611
Turk Hava Yollari Anonim Ortakligi (THY) AS(1)	923,522	1,332,652
Turk Sise ve Cam Fabrikalari AS	614,899	1,173,976
Turk Telekomunikasyon AS	805,100	3,406,462
Turkcell Iletisim Hizmetleri AS(1)	1,211,400	5,964,854
Turkiye Garanti Bankasi AS	2,046,100	7,178,879
Turkiye Halk Bankasi AS	325,100	1,997,850
Turkiye Is Bankasi	1,332,807	3,097,774
Turkiye Sinai Kalkinma Bankasi AS	293,332	327,920
Turkiye Vakiflar Bankasi TAO	587,200	997,813
Ulker Gida Sanayi ve Ticaret AS	226,859	719,551
Yapi ve Kredi Bankasi AS(1)	734,885	1,373,697

See Notes to Financial Statements.
23

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Turkey (continued)

Yazicilar Holding AS	49,200	$265,922
Zorlu Enerji Elektrik Uretim AS(1)	299,054	292,871

		$77,730,816

United Arab Emirates — 1.5%

Aabar Investments (PJSC)(1)(2)	2,497,440	$492,961
Abu Dhabi Commercial Bank (PJSC)(1)	2,487,000	1,991,322
Abu Dhabi National Hotels	718,461	489,509
Agthia Group (PJSC)	1,252,100	551,288
Air Arabia	9,312,600	1,600,299
Ajman Bank (PJSC)(1)	2,266,800	491,725
Aldar Properties (PJSC)(1)	2,506,800	712,506
Amlak Finance (PJSC)(1)(2)	227,500	0
Arabtec Holding Co.(1)	9,222,875	3,447,954
Aramex (PJSC)	982,500	480,078
Dana Gas(1)	17,357,790	2,491,833
DP World, Ltd.	528,216	5,746,674
Dubai Financial Market(1)	3,526,800	982,532
Dubai Investments (PJSC)	1,391,777	261,460
Dubai Islamic Bank (PJSC)	1,575,697	855,940
Emaar Properties (PJSC)	6,393,100	4,806,784
Emirates NBD (PJSC)	606,700	562,218
First Gulf Bank (PJSC)	500,420	2,122,376
Islamic Arabic Insurance Co.(1)	946,000	160,668
National Bank of Abu Dhabi (PJSC)	1,534,366	4,458,673
Ras Al Khaimah Cement Co.(1)	2,052,000	439,002
Ras Al Khaimah Co.	490,450	213,277
Ras Al Khaimah Properties (PJSC)(1)	2,244,000	200,832
Sorouh Real Estate Co.(1)	848,925	232,087
Union National Bank	1,604,284	1,305,182
Waha Capital (PJSC)	2,364,751	364,604

		$35,461,784

Vietnam — 0.8%

Bank for Foreign Trade of Vietnam JSC(1)	419,440	$522,014
Baoviet Holdings	269,000	910,677
Development Investment Construction Corp.	200,850	160,108
FPT Corp.	541,333	1,270,361
Gemadept Corp.(1)	312,000	337,165
Hagl JSC(1)	786,550	1,102,776
HCM City Infrastructure Investment JSC	365,000	409,191
Hoa Phat Group JSC	710,100	900,020
Kim Long Securities Corp.(1)	1,377,700	737,827
Kinh Bac City Development Share Holding Corp.(1)	328,860	235,088
Kinhdo Corp.	505,750	811,645
Masan Group Corp.(1)	113,390	680,883
PetroVietnam Construction JSC	682,500	372,651
PetroVietnam Drilling and Well Services JSC	587,083	1,062,740
PetroVietnam Fertilizer and Chemical JSC	737,000	1,120,915
PetroVietnam Technical Services Corp. JSC	333,000	236,074
Pha Lai Thermal Power JSC(1)	483,390	156,051
Refrigeration Electrical Engineering Corp.	1,182,100	654,884
Saigon Securities, Inc.	882,600	773,560
Song Da Urban & Industrial Zone Investment and Development JSC	153,250	187,473
Tan Tao Investment Industry Co.(1)	1,087,300	498,193
Vietnam Construction and Import-Export JSC(1)	621,655	392,346
Vietnam Dairy Products JSC	230,990	1,395,869
Vietnam Joint Stock Commercial Bank for Industry and Trade	374,500	429,183
Vincom JSC	523,245	2,317,239

		$17,674,933

Total Common Stocks
(identified cost $2,234,093,917)		$2,308,488,204

Corporate Bonds — 0.0%(4)

	Principal
	Amount
Security	(000’s omitted)	Value

India — 0.0%(4)

Dr. Reddy’s Laboratories, Ltd., 9.25%, 3/24/14	INR 1,240	$25,864

Total Corporate Bonds
(identified cost $27,437)		$25,864

Equity-Linked Securities(7) — 0.8%

	Maturity
Security	Date	Shares	Value

Saudi Arabia — 0.8%

Al Abdullatif Industrial Investment Co.(5)	7/6/12	24,300	$157,942
Al Rajhi Bank(5)	4/30/12	93,193	1,711,555
Alinma Bank(5)	6/4/12	156,100	386,067
Almarai Co., Ltd.(5)	3/27/12	46,000	1,103,940
Arab National Bank(5)	6/4/12	59,500	440,276
Bank Albilad(5)	9/21/12	38,000	184,671
Banque Saudi Fransi(5)	4/30/12	34,584	379,482
Dar Al Arkan Real Estate Development(5)	8/13/12	185,500	310,388
Etihad Etisalat Co.(5)	4/2/12	95,862	1,313,238
Fawaz Abdulaziz Alhokair Co.(5)	4/4/12	20,000	317,983
Jabal Omar Development Co.(5)	5/3/13	84,579	262,182
Jarir Marketing Co.(5)	6/4/12	11,300	606,778
Mobile Telecommunications Co.(5)	6/4/12	295,500	447,165
National Industrialization Co.(5)	5/14/12	176,253	1,877,579
Rabigh Refining and Petrochemicals Co.(5)	4/2/12	21,500	129,137

See Notes to Financial Statements.
24

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Portfolio of Investments — continued

	Maturity
Security	Date	Shares	Value

Saudi Arabia (continued)

Riyad Bank(5)	6/11/12	82,700	$525,943
Sahara Petrochemical Co.(5)	11/26/12	46,000	244,400
Samba Financial Group(5)	4/30/12	65,008	837,258
Saudi Arabian Amiantit Co.(5)	6/25/12	53,100	207,788
Saudi Arabian Fertilizer Co.(5)	6/4/12	14,650	728,066
Saudi Arabian Mining Co.(5)	6/25/12	54,900	382,815
Saudi Basic Industries Corp.(5)	3/26/12	89,696	2,305,066
Saudi British Bank(5)	10/2/12	16,800	179,190
Saudi Cable Co.(5)	9/21/12	30,000	94,196
Saudi Cement Co.(5)	8/13/12	15,300	260,596
Saudi Chemical Co.(5)	11/26/12	25,900	267,618
Saudi Electricity Co.(5)	6/25/12	268,400	960,818
Saudi Industrial Investment Group(5)	6/11/12	40,000	207,190
Saudi International Petrochemicals Co.(5)	9/21/12	40,700	217,326
Saudi Kayan Petrochemical Co.(5)	6/4/12	49,000	234,859
Saudi Telecom Co.(5)	5/21/12	78,600	703,171
Savola(5)	4/20/12	115,300	796,296
Yanbu National Petrochemicals Co.(5)	1/7/13	23,900	284,555

Total Equity-Linked Securities
(identified cost $18,727,260)			$19,065,534

Investment Funds — 0.1%

Security	Shares	Value

Vietnam Enterprise Investments, Ltd.(1)	1,239,727	$2,231,508

Total Investment Funds
(identified cost $5,027,204)		$2,231,508

Rights(1) — 0.0%(4)

Security	Shares	Value

Central Cooperative Bank AD, Exp. 12/1/11	227,900	$0
Daewoo Securities Co., Ltd., Exp. 11/1/11	20,243	35,620
Grupo de Inversiones Suramericana, Exp. 11/22/11	39,110	0
Hanjin Shipping Co., Ltd., Exp. 11/4/11	11,834	38,443
Sahaviriya Steel Industries PCL	568	0
Samsung Securities Co., Ltd., Exp. 11/24/11	1,811	18,956
Woori Investment & Securities Co., Ltd., Exp. 11/23/11	12,408	26,872

Total Rights
(identified cost $0)		$119,891

Short-Term Investments — 1.4%

	Principal
	Amount
Description	(000’s omitted)	Value

State Street Bank and Trust Euro Time Deposit, 0.01%, 11/1/11	$31,414	$31,414,325

Total Short-Term Investments
(identified cost $31,414,325)		$31,414,325

Total Investments — 100.5%
(identified cost $2,289,290,143)		$2,361,345,326

Other Assets, Less Liabilities — (0.5)%		$(11,379,401)

Net Assets — 100.0%		$2,349,965,925

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	- American Depositary Receipt
GDR	- Global Depositary Receipt
NVDR	- Non-Voting Depositary Receipt
PCL	- Public Company Ltd.
PFC Shares	- Preference Shares
INR	- Indian Rupee

(1)	Non-income producing security.

(2)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(3)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(4)	Amount is less than 0.05%.

(5)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2011, the aggregate value of these securities is $19,065,534 or 0.8% of the Fund’s net assets.

(6)	Indicates a foreign registered security. Shares issued to foreign investors in markets that have foreign ownership limits.

(7)	Security whose performance, including redemption at maturity, is linked to the price of the underlying equity security. The investment is subject to credit risk of the issuing financial institution (HSBC Bank plc) in addition to the market risk of the underlying security.

See Notes to Financial Statements.
25

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Portfolio of Investments — continued

Currency Concentration of Portfolio

	Percentage
Currency	of Net Assets	Value

United States Dollar	13.5%	$316,946,648
Hong Kong Dollar	7.5	177,146,211
Indian Rupee	6.5	153,190,138
South African Rand	6.3	146,874,021
Mexican Peso	6.1	143,965,104
South Korean Won	6.1	142,371,145
Brazilian Real	6.0	141,740,128
New Taiwan Dollar	6.0	140,370,201
Polish Zloty	3.4	79,440,988
New Turkish Lira	3.3	77,730,816
Indonesian Rupiah	3.2	76,280,566
Malaysian Ringgit	3.1	72,821,826
Thai Baht	3.1	72,777,723
Chilean Peso	3.0	71,227,107
Philippine Peso	1.7	40,398,914
Qatari Riyal	1.7	39,623,399
Moroccan Dirham	1.7	39,595,078
Kuwaiti Dinar	1.6	38,166,137
Czech Koruna	1.6	37,049,477
Egyptian Pound	1.5	35,902,856
Hungarian Forint	1.5	35,604,852
Colombian Peso	1.5	34,315,514
United Arab Emirates Dirham	1.3	29,715,110
Other currency, less than 1% each	9.3	218,091,367

Total Investments	100.5%	$2,361,345,326

Sector Classification of Portfolio

	Percentage
Sector	of Net Assets	Value

Financials	25.8%	$605,473,763
Materials	12.3	289,801,607
Telecommunication Services	11.1	260,845,109
Energy	10.2	240,033,611
Industrials	9.9	233,680,862
Consumer Staples	8.4	197,968,951
Consumer Discretionary	7.6	177,791,229
Information Technology	6.7	157,825,109
Utilities	5.0	117,702,432
Health Care	2.0	46,431,065
Other	1.4	31,560,080
Investment Funds	0.1	2,231,508

Total Investments	100.5%	$2,361,345,326

See Notes to Financial Statements.
26

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Investments, at value (identified cost, $2,289,290,143)	$2,361,345,326
Foreign currency, at value (identified cost, $5,308,229)	5,294,687
Dividends and interest receivable	2,487,585
Receivable for investments sold	1,050,917
Receivable for Fund shares sold	6,802,095
Tax reclaims receivable	6,215

Total assets	$2,376,986,825

Liabilities

Payable for investments purchased	$21,008,801
Payable for Fund shares redeemed	2,873,187
Payable to affiliates:
Investment adviser fee	1,498,090
Administration fee	281,734
Distribution and service fees	114,258
Trustees’ fees	4,209
Accrued foreign capital gains taxes	51,826
Accrued expenses	1,188,795

Total liabilities	$27,020,900

Net Assets	$2,349,965,925

Sources of Net Assets

Paid-in capital	$2,314,312,714
Accumulated net realized loss	(56,878,985)
Accumulated undistributed net investment income	20,581,803
Net unrealized appreciation	71,950,393

Total	$2,349,965,925

Class A Shares

Net Assets	$481,193,637
Shares Outstanding	34,997,133
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$13.75
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$14.59

Class C Shares

Net Assets	$22,866,093
Shares Outstanding	1,689,838
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.53

Class I Shares

Net Assets	$1,845,906,195
Shares Outstanding	133,701,219
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$13.81

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.
27

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Dividends (net of foreign taxes, $6,422,467)	$63,323,144
Interest (net of foreign taxes, $215)	2,843

Total investment income	$63,325,987

Expenses

Investment adviser fee	$18,431,317
Administration fee	3,471,255
Distribution and service fees
Class A	1,053,428
Class C	255,751
Trustees’ fees and expenses	50,858
Custodian fee	3,520,978
Transfer and dividend disbursing agent fees	1,091,165
Legal and accounting services	134,738
Printing and postage	156,545
Registration fees	553,133
Stock dividend tax	208,194
Miscellaneous	113,061

Total expenses	$29,040,423

Net investment income	$34,285,564

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $1,795)	$(1,102,629)
Foreign currency transactions	(2,153,784)

Net realized loss	$(3,256,413)

Change in unrealized appreciation (depreciation) —
Investments (net of increase in accrued foreign capital gains taxes of $13,115)	$(303,641,095)
Foreign currency	(54,953)

Net change in unrealized appreciation (depreciation)	$(303,696,048)

Net realized and unrealized loss	$(306,952,461)

Net decrease in net assets from operations	$(272,666,897)

See Notes to Financial Statements.
28

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$34,285,564	$14,855,950
Net realized loss from investment and foreign currency transactions	(3,256,413)	(684,361)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(303,696,048)	307,991,093

Net increase (decrease) in net assets from operations	$(272,666,897)	$322,162,682

Distributions to shareholders —
From net investment income
Class A	$(3,647,967)	$(713,599)
Class C	(101,937)	(32,419)
Class I	(20,253,048)	(8,254,564)

Total distributions to shareholders	$(24,002,952)	$(9,000,582)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$356,399,103	$147,108,580
Class C	10,795,829	7,882,273
Class I	798,457,889	660,471,185
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	2,710,545	602,017
Class C	74,023	21,890
Class I	12,174,959	4,741,826
Cost of shares redeemed
Class A	(87,629,407)	(65,660,576)
Class C	(7,563,045)	(6,187,470)
Class I	(352,427,789)	(167,749,862)
Issued in connection with tax-free reorganization (see Note 12)
Class A	—	50,476,946
Redemption fees	7,342	178,057

Net increase in net assets from Fund share transactions	$732,999,449	$631,884,866

Net increase in net assets	$436,329,600	$945,046,966

Net Assets

At beginning of year	$1,913,636,325	$968,589,359

At end of year	$2,349,965,925	$1,913,636,325

Accumulated undistributed net investment income included in net assets

At end of year	$20,581,803	$12,482,235

See Notes to Financial Statements.
29

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Financial Highlights

	Class A

	Year Ended October 31,

	2011	2010	2009		2008		2007

Net asset value — Beginning of year	$15.540	$12.440	$8.290		$17.500		$11.150

Income (Loss) From Operations

Net investment income(1)	$0.201	$0.105	$0.121		$0.190		$0.110
Net realized and unrealized gain (loss)	(1.826)	3.082	4.120		(9.216)		6.215

Total income (loss) from operations	$(1.625)	$3.187	$4.241		$(9.026)		$6.325

Less Distributions

From net investment income	$(0.165)	$(0.089)	$(0.092)		$(0.087)		$—
From net realized gain	—	—	—		(0.098)		—

Total distributions	$(0.165)	$(0.089)	$(0.092)		$(0.185)		$—

Redemption fees(1)	$0.000 (2)	$0.002	$0.001		$0.001		$0.025

Net asset value — End of year	$13.750	$15.540	$12.440		$8.290		$17.500

Total Return(3)	(10.59)%	25.77%	51.81%		(52.10)%		56.95%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$481,194	$267,040	$104,727		$74,062		$81,611
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.45%	1.51%	1.57	%(5)	1.50	%(5)	1.50	%(5)
Net investment income	1.33%	0.77%	1.26%		1.33%		0.77%
Portfolio Turnover	3%	8%	11%		5%		6%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.0005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(5)	The investment adviser and administrator waived a portion of its fees and subsidized certain operating expenses (equal to 0.02%, 0.20% and 0.52% of average daily net assets for the years ended October 31, 2009, 2008 and 2007, respectively).

See Notes to Financial Statements.
30

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Financial Highlights — continued

	Class C

	Year Ended October 31,

	2011	2010	2009		2008		2007

Net asset value — Beginning of year	$15.310	$12.280	$8.160		$17.320		$11.120

Income (Loss) From Operations

Net investment income(1)	$0.074	$0.020	$0.042		$0.092		$0.010
Net realized and unrealized gain (loss)	(1.792)	3.032	4.087		(9.117)		6.190

Total income (loss) from operations	$(1.718)	$3.052	$4.129		$(9.025)		$6.200

Less Distributions

From net investment income	$(0.062)	$(0.024)	$(0.010)		$(0.038)		$—
From net realized gain	—	—	—		(0.098)		—

Total distributions	$(0.062)	$(0.024)	$(0.010)		$(0.136)		$—

Redemption fees(1)	$0.000 (2)	$0.002	$0.001		$0.001		$—

Net asset value — End of year	$13.530	$15.310	$12.280		$8.160		$17.320

Total Return(3)	(11.27)%	24.91%	50.69%		(52.50)%		55.76%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$22,866	$22,800	$16,918		$9,828		$10,218
Ratios (as a percentage of average daily net assets):
Expenses(4)	2.19%	2.26%	2.32	%(5)	2.25	%(5)	2.25	%(5)
Net investment income	0.49%	0.15%	0.44%		0.65%		0.06%
Portfolio Turnover	3%	8%	11%		5%		6%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.0005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(5)	The investment adviser and administrator waived a portion of its fees and subsidized certain operating expenses (equal to 0.02%, 0.20% and 0.52% of average daily net assets for the years ended October 31, 2009, 2008 and 2007, respectively).

See Notes to Financial Statements.
31

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Financial Highlights — continued

	Class I

	Year Ended October 31,

	2011	2010	2009		2008		2007

Net asset value — Beginning of year	$15.580	$12.460	$8.320		$17.540		$11.150

Income (Loss) From Operations

Net investment income(1)	$0.233	$0.163	$0.156		$0.231		$0.160
Net realized and unrealized gain (loss)	(1.821)	3.071	4.109		(9.251)		6.232

Total income (loss) from operations	$(1.588)	$3.234	$4.265		$(9.020)		$6.392

Less Distributions

From net investment income	$(0.182)	$(0.116)	$(0.126)		$(0.103)		$(0.002)
From net realized gain	—	—	—		(0.098)		—

Total distributions	$(0.182)	$(0.116)	$(0.126)		$(0.201)		$(0.002)

Redemption fees(1)	$0.000 (2)	$0.002	$0.001		$0.001		$0.000	(2)

Net asset value — End of year	$13.810	$15.580	$12.460		$8.320		$17.540

Total Return(3)	(10.39)%	26.22%	52.15%		(51.99)%		57.34%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,845,906	$1,623,796	$846,944		$278,147		$273,719
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.20%	1.26%	1.33	%(5)	1.25	%(5)	1.25	%(5)
Net investment income	1.53%	1.19%	1.56%		1.62%		1.12%
Portfolio Turnover	3%	8%	11%		5%		6%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.0005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(5)	The investment adviser and administrator waived a portion of its fees and subsidized certain operating expenses (equal to 0.02%, 0.20% and 0.52% of average daily net assets for the years ended October 31, 2009, 2008 and 2007, respectively).

See Notes to Financial Statements.
32

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Parametric Structured Emerging Markets Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Fund estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

33

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Notes to Financial Statements — continued

The Fund is subject to a two percent transaction tax on foreign currency inflows for new investments in Brazil. For the year ended October 31, 2011, such tax amounted to $713,285 and is included in net realized gain (loss) on foreign currency.

At October 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $48,742,945 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($2,790,563), October 31, 2017 ($44,871,373) and October 31, 2019 ($1,081,009). A capital loss carryforward of $7,660,713 included in the amounts above is available to the Fund as a result of the reorganization on September 24, 2010 (see Note 12). Utilization of this capital loss carryforward may be limited in accordance with certain income tax regulations. In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2011.

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J Redemption Fees — Upon the redemption or exchange of shares by Class A or Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. Effective January 1, 2011, Class A and Class I shares are no longer subject to a redemption fee.

K Repurchase Agreements — The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell at a specified date and price) with respect to its permitted investments. The terms of a repurchase agreement provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. In the event of bankruptcy of the counterparty to a repurchase agreement, recovery of cash may be delayed. To the extent that, in the meantime, the value of the purchased securities may have decreased, a loss could result.

2 Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

34

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2011 and October 31, 2010 was as follows:

	Year Ended October 31,

	2011	2010

Distributions declared from:
Ordinary income	$24,002,952	$9,000,582

During the year ended October 31, 2011, accumulated net realized loss was decreased by $2,183,044 and accumulated undistributed net investment income was decreased by $2,183,044 due to differences between book and tax accounting, primarily for foreign currency gain (loss), investments in passive foreign investment companies (PFICs) and foreign capital gains taxes. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$25,813,948
Capital loss carryforward	$(48,742,945)
Net unrealized appreciation	$58,582,208

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in PFICs and partnership allocations.

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.85% of the Fund’s average daily net assets up to $500 million, 0.80% on net assets of $500 million but less than $1 billion, 0.775% on net assets of $1 billion but less than $2.5 billion, 0.75% on net assets of $2.5 billion but less than $5 billion and 0.73% on average daily net assets of $5 billion and over, and is payable monthly. For the year ended October 31, 2011, the investment adviser fee amounted to $18,431,317 or 0.80% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Parametric Portfolio Associates LLC (Parametric), an affiliate of EVM. EVM pays Parametric a portion of its advisory fee for sub-advisory services provided to the Fund. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2011, the administration fee amounted to $3,471,255.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2011, EVM earned $52,608 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $37,709 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2011. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2011 amounted to $1,053,428 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class C

35

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Notes to Financial Statements — continued

shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by Class C. For the year ended October 31, 2011, the Fund paid or accrued to EVD $191,813 for Class C shares representing 0.75% of the average daily net assets of Class C shares. At October 31, 2011, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $2,029,000.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2011 amounted to $63,938 for Class C shares.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class C Plan. CDSCs received on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2011, the Fund was informed that EVD received approximately $7,000 and $9,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $803,270,125 and $63,602,303, respectively, for the year ended October 31, 2011.

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2011	2010

Sales	23,535,442	10,148,854
Issued to shareholders electing to receive payments of distributions in Fund shares	172,536	45,885
Redemptions	(5,892,424)	(4,840,686)
Issued in connection with tax-free reorganization (see Note 12)	—	3,405,956

Net increase	17,815,554	8,760,009

	Year Ended October 31,
Class C	2011	2010

Sales	702,397	577,385
Issued to shareholders electing to receive payments of distributions in Fund shares	4,757	1,683
Redemptions	(506,434)	(467,599)

Net increase	200,720	111,469

36

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2011	2010

Sales	52,218,449	48,396,655
Issued to shareholders electing to receive payments of distributions in Fund shares	773,504	361,144
Redemptions	(23,488,502)	(12,531,487)

Net increase	29,503,451	36,226,312

For the years ended October 31, 2011 and October 31, 2010, the Fund received $7,342 and $178,057, respectively, in redemption fees.

8 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,302,658,328

Gross unrealized appreciation	$330,429,406
Gross unrealized depreciation	(271,742,408)

Net unrealized appreciation	$58,686,998

9 Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $600 million ($450 million prior to September 12, 2011) unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% (0.10% prior to September 12, 2011) on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2011.

10 Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

11 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

37

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2011, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Asia/Pacific	$33,860,164	$889,561,226		$270,946	$923,692,336
Emerging Europe	42,473,365	395,665,428		12,021	438,150,814
Latin America	464,943,248	—		—	464,943,248
Middle East/Africa	10,130,447	470,921,595		649,764	481,701,806

Total Common Stocks	$551,407,224	$1,756,148,249	*	$932,731	$2,308,488,204

Corporate Bonds	$—	$25,864		$—	$25,864
Equity-Linked Securities	—	19,065,534		—	19,065,534
Investment Funds	—	2,231,508		—	2,231,508
Rights	—	119,891		—	119,891
Short-Term Investments	—	31,414,325		—	31,414,325

Total Investments	$551,407,224	$1,809,005,371		$932,731	$2,361,345,326

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Common Stocks

Balance as of October 31, 2010	$0
Realized gains (losses)	(58,323)
Change in net unrealized appreciation (depreciation)*	(2,106,185)
Cost of purchases	729,286
Proceeds from sales	—
Accrued discount (premium)	—
Transfers to Level 3**	2,367,953
Transfers from Level 3	—

Balance as of October 31, 2011	$932,731

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2011*	$(2,164,508)

*	Amount is included in the related amount on investments in the Statement of Operations.
**	Transfers are reflected at the value of the securities at the beginning of the period. Transfers from Level 2 to Level 3 were due to a reduction in the availability of significant observable inputs in determining the fair value of these investments.

All Level 3 investments held at October 31, 2010 were valued at $0.

At October 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

38

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Notes to Financial Statements — continued

12 Reorganization

As of the close of business on September 24, 2010, the Fund acquired the net assets of Eaton Vance Emerging Markets Fund (Emerging Markets Fund) pursuant to a plan of reorganization approved by the shareholders of Emerging Markets Fund. The acquisition was accomplished by a tax-free exchange of 3,405,956 shares of Class A of the Fund (valued at $50,476,946) for the 2,044,212 shares of Class A and 561,782 shares of Class B of the Emerging Markets Fund, each outstanding on September 24, 2010. In conjunction with the reorganization, the Emerging Markets Fund received its pro rata share of cash and securities from the Emerging Markets Portfolio in a complete liquidation of its 99.9% interest therein. The investment portfolio of Emerging Markets Portfolio, with a fair value of $34,060,510 and identified cost of $26,838,935 was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the identified cost of the investments received from the Emerging Markets Portfolio was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Fund immediately before the acquisition were $1,616,648,886. The net assets of Emerging Markets Fund at that date of $50,476,946, including $7,660,713 of accumulated net realized losses and $7,136,741 of unrealized appreciation, were combined with those of the Fund, resulting in combined net assets of $1,667,125,832. Assuming the acquisition had been completed on November 1, 2009, the beginning of the Fund’s annual reporting period, the Fund’s pro forma results of operations for the year ended October 31, 2010 are as follows:

Net investment income	$14,529,356
Net realized gains	$9,874,746
Net increase in net assets from operations	$329,419,800

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it was not practicable to separate the amounts of revenue and earnings of Emerging Markets Fund since September 24, 2010, through the period ended October 31, 2010.

13 Subsequent Event

Effective November 1, 2011, the fiscal year-end of the Fund was changed from October 31 to January 31.

39

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Parametric Structured Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Parametric Structured Emerging Markets Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2011

40

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and the foreign tax credit.

Qualified Dividend Income. The Fund designates approximately $39,822,709, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2011 ordinary income dividends, 12.13% qualifies for the corporate dividends received deduction.

Foreign Tax Credit. The Fund paid foreign taxes of $6,222,515 and recognized foreign source income of $69,745,611.

41

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
	with the		Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust. Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

42

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

Management and Organization — continued

Position(s)
	with the		Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
	with the	Length of	Principal Occupation(s)
Name and Year of Birth	Trust	Service	During Past Five Years

Duncan W. Richardson 1957	President	Since 2011(2)	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	Prior to 2011, Mr. Richardson was Vice President of the Trust since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

43

Eaton Vance
Parametric Structured Emerging Markets Fund

October 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

44

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Sub-Adviser
Parametric Portfolio Associates LLC
1918 Eighth Avenue, Suite 3100
Seattle, WA 98101

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2774-12/11	SEMSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management

Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a)-(d)
Eaton Vance Diversified Currency Income Fund (formerly, Eaton Vance International Multi-Market Local Income Fund), Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Floating-Rate Advantage Fund, Eaton Vance Floating-Rate Fund, Eaton Vance Global Dividend Income Fund, Eaton Vance Global Macro Absolute Return Advantage Fund, Eaton Vance Global Macro Absolute Return Fund, Eaton Vance Government Obligations Fund, Eaton Vance High Income Opportunities Fund, Eaton Vance Low Duration Fund, Eaton Vance Multi-Strategy Absolute Return Fund, Eaton Vance Parametric Structured Emerging Markets Fund, Eaton Vance Strategic Income Fund, Eaton Vance Tax- Managed Multi-Cap Growth Fund, Eaton Vance Tax-Managed Equity Asset Allocation Fund, Eaton Vance Tax-Managed Global Dividend Income Fund, Eaton Vance Tax-Managed International Equity Fund, Eaton Vance Tax-Managed Small-Cap Fund, Eaton Vance Tax-Managed Small-Cap Value Fund, Eaton Vance Tax-Managed Value Fund, and Eaton Vance U.S. Government Money Market Fund, (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 34 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.
The following table presents the aggregate fees billed to the fund for the fund’s fiscal years ended October 31, 2010 and October 31, 2011 by the fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Diversified Currency Income Fund
Fiscal Years Ended	10/31/10	10/31/11

Audit Fees	$10,870	$10,960

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$9,050	$9,140

All Other Fees(3)	$1,400	$300

Total	$21,320	$20,400

Eaton Vance Emerging Markets Local Income Fund
Fiscal Years Ended	10/31/10	10/31/11

Audit Fees	$10,870	$10,960

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$9,175	$9,265

All Other Fees(3)	$500	$1,200

Total	$20,545	$21,425

Eaton Vance Floating-Rate Fund
Fiscal Years Ended	10/31/10	10/31/11

Audit Fees	$13,565	$13,685

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$7,760	$7,840

All Other Fees(3)	$1,400	$1,200

Total	$22,725	$22,725

Eaton Vance Floating-Rate Advantage Fund
Period Ended	10/31/10	10/31/11

Audit Fees	$16,550	$16,700

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$21,000	$21,210

All Other Fees(3)	$1,400	$1,200

Total	$38,950	$39,110

Eaton Vance Floating-Rate & High Income Fund
Fiscal Years Ended	10/31/10	10/31/11

Audit Fees	$18,565	$18,735

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$8,260	$8,340

All Other Fees(3)	$500	$300

Total	$27,325	$27,375

Eaton Vance Global Dividend Income Fund
Fiscal Years Ended	10/31/10	10/31/11

Audit Fees	$12,655	$12,765

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$8,570	$8,660

All Other Fees(3)	$1,400	$1,200

Total	$22,625	$22,625

Eaton Vance Global Macro Absolute Return Advantage Fund
Fiscal Years Ended	10/31/10	10/31/11

Audit Fees	$11,550	$26,550

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$8,000	$8,000

All Other Fees(3)	$1,200	$3,200

Total	$20,750	$37,750

Eaton Vance Global Macro Absolute Return Fund
Fiscal Years Ended	10/31/10	10/31/11

Audit Fees	$18,630	$18,800

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$10,725	$10,835

All Other Fees(3)	$500	$1,200

Total	$29,855	$30,835

Eaton Vance Government Obligations Fund
Fiscal Years Ended	10/31/10	10/31/11

Audit Fees	$25,840	$26,080

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$12,140	$12,260

All Other Fees(3)	$1,400	$300

Total	$39,380	$38,640

Eaton Vance High Income Opportunities Fund
Fiscal Years Ended	10/31/10	10/31/11

Audit Fees	$13,815	$13,935

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$8,020	$8,100

All Other Fees(3)	$1,400	$300

Total	$23,235	$22,335

Eaton Vance Low Duration Fund
Fiscal Years Ended	10/31/10	10/31/11

Audit Fees	$25,840	$26,080

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$13,420	$13,550

All Other Fees(3)	$1,400	$300

Total	$40,660	$39,930

Eaton Vance Multi-Strategy Absolute Return Fund
Fiscal Years Ended	10/31/10	10/31/11

Audit Fees	$18,630	$18,800

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$16,280	$22,940

All Other Fees(3)	$500	$300

Total	$35,410	$42,040

Eaton Vance Parametric Structured Emerging Markets Fund
Fiscal Years Ended	10/31/10	10/31/11

Audit Fees	$70,380	$71,070

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$11,390	$11,500

All Other Fees(3)	$1,400	$3,200

Total	$83,170	$85,770

Eaton Vance Strategic Income Fund
Fiscal Years Ended	10/31/10	10/31/11

Audit Fees	$42,050	$42,460

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$21,420	$28,130

All Other Fees(3)	$1,400	$1,200

Total	$64,870	$71,790

Eaton Vance Tax-Managed Multi-Cap Growth Fund
Fiscal Years Ended	10/31/10	10/31/11

Audit Fees	$12,515	$12,625

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$7,020	$7,090

All Other Fees(3)	$1,400	$1,200

Total	$20,935	$20,915

Eaton Vance Tax-Managed Equity Asset Allocation Fund
Fiscal Years Ended	10/31/10	10/31/11

Audit Fees	$50,800	$51,290

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$18,690	$18,880

All Other Fees(3)	$500	$300

Total	$69,990	$70,470

Eaton Vance Tax-Managed Global Dividend Income Fund
Fiscal Years Ended	10/31/10	10/31/11

Audit Fees	$50,280	$50,770

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$10,310	$10,410

All Other Fees(3)	$1,400	$1,200

Total	$61,990	$62,380

Eaton Vance Tax-Managed International Equity Fund
Fiscal Years Ended	10/31/10	10/31/11

Audit Fees	$12,515	$12,625

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$6,890	$6,960

All Other Fees(3)	$1,400	$1,200

Total	$20,805	$20,785

Eaton Vance Tax-Managed Small-Cap Fund
Fiscal Years Ended	10/31/10	10/31/11

Audit Fees	$16,925	$17,075

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$7,010	$7,080

All Other Fees(3)	$1,400	$1,200

Total	$25,335	$25,355

Eaton Vance Tax-Managed Small-Cap Value Fund
Fiscal Years Ended	10/31/10	10/31/11

Audit Fees	$10,225	$10,315

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$6,770	$6,840

All Other Fees(3)	$1,400	$300

Total	$18,395	$17,455

Eaton Vance Tax-Managed Value Fund
Fiscal Years Ended	10/31/10	10/31/11

Audit Fees	$14,815	$14,945

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$7,010	$7,080

All Other Fees(3)	$1,400	$1,200

Total	$23,225	$23,225

Eaton Vance U.S. Government Money Market Fund
Fiscal Years Ended	10/31/10	10/31/11

Audit Fees	$15,520	$15,660

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$6,010	$6,070

All Other Fees(3)	$500	$300

Total	$22,030	$22,030

1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
The various Series comprising the Trust have differing fiscal year ends (January 31, September 30, October 31 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	12/31/09	10/31/10	12/31/10	1/31/11**	9/30/11	10/31/11

Audit Fees	$111,770	$527,835	$90,920	$21,550	$31,865	$522,885

Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0

Tax Fees(2)	$29,930	$258,500	$27,000	$11,500	$15,580	$250,180

All Other Fees(3)	$8,000	$28,500	$4,900	$500	$600	$22,300

Total	$149,700	$814,835	$122,820	$33,550	$48,045	$795,365

*	Information is not presented for fiscal years ended 1/31/10 or 9/30/10, as no Series in the Trust with such fiscal year ends were in operation during those periods.

**	Series commenced operations on April 1, 2010.

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	12/31/09	10/31/10	12/31/10	1/31/11**	9/30/11	10/31/11

Registrant(1)	$37,930	$287,000	$31,900	$12,000	$16,180	$272,480

Eaton Vance(2)	$288,295	$278,901	$250,973	$205,107	$226,431	$226,431

*	Information is not presented for fiscal years ended 1/31/10 or 9/30/10, as no Series in the Trust with such fiscal year ends were in operation during those periods.

**	Series commenced operations on April 1, 2010.

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.

(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Mutual Funds Trust

By:	/s/ Duncan W. Richardson Duncan W. Richardson President
Date: December 23, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell Treasurer
Date: December 23, 2011

By:	/s/ Duncan W. Richardson Duncan W. Richardson President
Date: December 23, 2011